UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08274

MassMutual Select Funds
(Exact name of registrant as specified in charter)

1295 State Street, Springfield, MA			01111
(Address of principal executive offices)			(Zip code)

Frederick C. Castellani
1295 State Street, Springfield, MA 01111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		413-788-8411

Date of fiscal year end:	12/31/2006

Date of reporting period:	12/31/2006

Item 1. Reports to Stockholders.

RETIREMENT SERVICES

MassMutual
Select Funds

Annual Report, December 31, 2006

INVEST
INSURE
RETIRE

You can’t predict. You can prepare®.

Table of Contents

Letter to Shareholders	1

Portfolio Manager Reports	3

Portfolio of Investments

MassMutual Select Strategic Bond Fund	93

MassMutual Select Strategic Balanced Fund	101

MassMutual Select Diversified Value Fund	109

MassMutual Select Fundamental Value Fund	113

MassMutual Select Value Equity Fund	116

MassMutual Select Large Cap Value Fund	119

MassMutual Select Indexed Equity Fund	122

MassMutual Select Core Opportunities Fund	128

MassMutual Select Blue Chip Growth Fund	131

MassMutual Select Large Cap Growth Fund	134

MassMutual Select Growth Equity Fund	137

MassMutual Select Aggressive Growth Fund	141

MassMutual Select OTC 100 Fund	143

MassMutual Select Focused Value Fund	146

MassMutual Select Mid-Cap Value Fund	149

MassMutual Select Small Cap Value Equity Fund	150

MassMutual Select Small Company Value Fund	157

MassMutual Select Small Cap Core Equity Fund	162

MassMutual Select Mid Cap Growth Equity Fund	167

MassMutual Select Mid Cap Growth Equity II Fund	170

MassMutual Select Small Cap Growth Equity Fund	176

MassMutual Select Small Company Growth Fund	181

MassMutual Select Emerging Growth Fund	185

MassMutual Select Diversified International Fund	188

MassMutual Select Overseas Fund	190

MassMutual Select Destination Retirement Income Fund	193

MassMutual Select Destination Retirement 2010 Fund	194

MassMutual Select Destination Retirement 2020 Fund	195

MassMutual Select Destination Retirement 2030 Fund	196

MassMutual Select Destination Retirement 2040 Fund	197

Statement of Assets and Liabilities	198

Statement of Operations	214

Statement of Changes in Net Assets	222

Financial Highlights	238

Notes to Financial Statements	318

Report of Independent Registered Public Accounting Firm	366

Trustees and Officers (Unaudited)	367

Federal Tax Information (Unaudited)	370

Other Information (Unaudited)	371

This material must be preceded or accompanied by a current prospectus for the MassMutual Select Funds. Investors should consider a Fund's investment objective, risks and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus. Read it carefully before investing.

MassMutual Select Funds – Letter to Shareholders

December 31, 2006

To Our Shareholders

Frederick C. Castellani

MassMutual continues to believe that most investors should consider an investment program that features a diversification strategy that suits their risk tolerance, financial goals and time horizon, and that keeps them exposed to the powerful forces of long-term growth potential that underpin our economy and, secondarily, other global economies.

A Look Back at 2006: Stocks' Stellar Year

2006 turned out to be a notable year for stocks worldwide. For the 12 months ended December 31, the Dow Jones Industrial AverageSM (the "Dow"), which measures blue-chip stock activity, returned 16.29%. The technology-laden Nasdaq Composite® Index ("Nasdaq") advanced 9.52% and the S&P 500® Index, a broad measure of U.S. large-cap stock performance, gained 15.78%. The Russell 2000® Index, a measure of small-cap equity results, advanced 18.36%. But the standout performer in the equity markets by a large margin was the MSCI® EAFE® Index, a benchmark for foreign stocks, which returned 26.34%.*

In the bond market, the Lehman Brothers® Aggregate Bond Index, which measures the U.S. investment-grade fixed-income markets, returned 4.33% for the 12-month period ended December 31.* Bond investors continued to struggle due to a Federal Reserve ("Fed") that remained in a tightening mode until August.

Taking a closer look at the year on a quarter-by-quarter basis, most U.S. stock indexes posted strong gains in the first quarter of 2006 – although foreign stocks outperformed their U.S.-based counterparts in a pattern that would continue throughout the year. In the fixed-income markets, the Lehman Brothers Aggregate Bond Index fell slightly. The second quarter saw a turnaround in the fortunes of equity markets worldwide, as investor uncertainty led many of the world's markets lower. Meanwhile, with rising inflation and interest rates, bond prices remained on the defensive.

Both the stock and bond markets saw good returns in the third quarter of 2006. Markets were buoyed by the Fed's decision to hold interest rates steady in both August and September, falling crude oil prices and favorable readings in some key inflation measures. Foreign stocks also fared well. In most cases, stocks outperformed bonds – although moderating inflation readings and expectations of a slowing economy were particularly helpful to the bond market.

Domestic stocks forged higher once again during the fourth quarter, reaching some notable milestones along the way. The Dow posted a series of new highs and briefly crossed the 12,500 barrier, advancing 6.71% for the quarter. The S&P 500 Index broke the 1,400 level and closed up 6.69%. Small caps also ended the year strongly, as evidenced by the Russell 2000 Index, which rose 8.90%. For its part, Nasdaq returned 6.95% for the fourth quarter. The U.S. dollar weakened slightly during the period, supporting the returns of foreign stocks and helping the MSCI EAFE Index to rise 10.35%. The factors that initially triggered the summer stock market rally continued to support stock prices during the final quarter of 2006 – namely, the Fed's extended pause with regard to interest rate increases and lower crude oil prices.

In the fixed-income market, bond prices changed little in the fourth quarter, due in part to low default rates and generally favorable corporate earnings. Against this backdrop, the Lehman Brothers Aggregate Bond Index returned 1.24%. The yield curve remained inverted, with the yields of shorter-term securities generally staying higher than those of longer-term issues.

*  Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

(Continued)

MassMutual Select Funds – Letter to Shareholders (Continued)

It was a good year . . . after all

At the end of 2005, experts pointed out that the equity market had advanced for three consecutive years, the Fed was raising interest rates and crude oil was on the rise. Not only that, but 2006 was the second year in the presidential cycle, a time that often heralds weak performance for stocks. For the first half of the year, the markets appeared ready to fulfill that prophecy, since most of the popular averages were sluggish from January through early May.

After the Fed's Open Market Committee rate hike on May 10, investors reacted with a sell-off, triggering a two-month market correction. It seemed that their patience with the Fed's credit-tightening had reached an end. In retrospect, however, the correction set the stage for the sustained rally that began in July and continued through the end of the year.

Why did the equity markets reverse course and head higher? During the summer, data emerged that suggested a mildly slowing, but still-expanding economy (i.e., a "soft landing") – which was seen as the best-case outcome after the cycle of Fed tightening. Inflation eased a bit over the remainder of the year, and those developments made it feasible for the central bank to keep short-term interest rates unchanged in August. Stable interest rates, in turn, fueled share prices. Falling energy prices also drove stocks higher during the second half of the year and helped to improve inflation readings. After trending higher for the first six months of 2006, crude oil declined rapidly in August and September, stabilizing around the $60 per barrel level for the remainder of the year. Meanwhile, natural gas retreated by almost 50% during the year's second half.

Outlook

The U.S. economy's ability to remain relatively healthy in the face of rising interest rates and energy prices for much of 2006 serves as another reminder that our economy is a potent force. As we begin 2007, naturally some concerns remain. In particular, investors are waiting to see if the economy weakens further. Offsetting this worry somewhat is the likelihood that the Fed could reverse course and lower interest rates if the economy appeared to be seriously faltering. That said, MassMutual continues to believe that most investors should consider an investment program that features a diversification strategy that suits their risk tolerance, financial goals and time horizon, and that keeps them exposed – through a judicious mix of stock- and bond-focused investments – to the powerful forces of long-term growth potential that underpin our economy and, secondarily, other global economies.

Frederick C. Castellani
President

The information provided is the opinion of MassMutual Retirement Services Investments Marketing as of 1/1/07 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MassMutual Select Strategic Bond Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Strategic Bond Fund – and who is the Fund's sub-adviser?
   This Fund seeks a superior total rate of return by investing in fixed-income instruments. The Fund normally invests at least 80% of its net assets in U.S. dollar-denominated, fixed-income securities and other debt instruments of domestic and foreign entities, including corporate bonds, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, mortgage-backed securities and money market instruments. The Fund's sub-advisers are Western Asset Management Company Limited (WAML) and Western Asset Management Company (Western Asset). WAML manages the non-U.S. dollar denominated investments of the Fund.

How did the Fund perform during the 12 months ended December 31, 2006?
   The Fund's Class S shares returned 4.31%, in line with the 4.33% return of the Lehman Brothers® Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index.

What was the investment background during the period?
   Interest rates rose across the yield curve in the first quarter. The yield curve is a graphical representation of bond yields with very short maturities to the longest available, with the curve indicating whether short-term rates are higher or lower than long-term rates. Driven by the Federal Reserve's ("Fed's") decision to raise its target funds rate from 4.25% to 4.75% and by news that suggested the economy was stronger than expected, short-term interest rates rose more than had been expected, and somewhat more than long-term rates, resulting in a flatter yield curve. Investment-grade credit spreads – or the differences in yields between comparable bonds – declined modestly, as the outlook for the economy improved. Tightening spreads often indicate decreasing yields and increasing prices for a specific group of bonds. Bond prices move in the opposite direction to interest rates (or yields); when yields rise, the prices of existing bonds fall, and vice versa.

During the second quarter, interest rates moved broadly higher across the yield curve, driven by a more-active-than-expected Fed, a stronger-than-expected economy, and a mild rise in inflation concerns. Short-term rates rose more than long-term rates, leaving the yield curve substantially flat. The Fed raised its target federal funds rate by 0.25% at each of its two meetings, exceeding the market's expectation that only one more tightening was likely to occur. The economy proved resilient, despite rising energy prices and a softer housing market, while headline inflation registered 3%–4% and core inflation drifted slightly higher. The bond markets saw favorable returns in the third quarter of 2006, largely due to news of the Fed's long-awaited decision to hold interest rates steady in both August and September, falling crude oil prices and favorable readings in some key inflation measures. In most cases, stocks outperformed bonds, although moderating inflation readings and expectations of a slowing economy were particularly beneficial for fixed-income securities. During the fourth quarter, bond prices barely changed, due in part to low default rates and generally favorable corporate earnings. The yield curve remained inverted, with the yields of shorter-term securities for the most part staying higher than those of longer-term issues.

What factors contributed to the Fund's performance?
   During the first quarter, our decision to extend duration moderately as rates rose suffered, since rates continued to drift higher. Duration is a measure of a bond or bond portfolio's sensitivity to interest rates. The longer the duration, the greater the price impact to the bond or portfolio when interest rates rise or fall. A modest exposure to the short end of the yield curve also hampered the Fund's performance, since short-term rates rose more than had been expected. A moderately overweight exposure to BBB-rated corporate bonds contributed to returns as spreads narrowed, and an emphasis on BB-rated bonds benefited as spreads narrowed and their prices rose. The Fund's strategies produced mixed results in the second quarter. Overweight duration detracted somewhat from performance, as interest rates rose, and modest yield curve exposure suffered as the curve flattened. Underweight exposure to the corporate bond sector benefited from wider spreads, but an emphasis on lower-quality issues was penalized as those sectors underperformed. Treasury Inflation-Protected Securities ("TIPS") exposure contributed to the Fund's progress, thanks mainly to an outsized inflation

MassMutual Select Strategic Bond Fund – Portfolio Manager Report (Continued)

adjustment for the period and a rise in breakeven spreads (the difference between TIPS' return and the rate of inflation that is needed for TIPS to break even to nominal Treasuries).

Turning to the third quarter, the Fund's strategies produced mixed, but generally positive results; our overweight duration exposure contributed to performance as interest rates fell. Our underweight exposure to investment-grade bonds was a modest negative, as that sector outperformed, but an emphasis on lower-quality credits helped to offset those losses, since they tended to outperform. Our modest exposure to emerging market debt added to returns as spreads narrowed. In the fourth quarter, the Fund's strategies once again yielded mixed, but overall positive results. Overweight exposure to the mortgage-backed sector was a positive, as a result of tighter spreads and low volatility. Underweight exposure to investment-grade bonds was a modest detractor, as that sector outperformed, but an overweight to lower-quality credits added to returns.

What is your outlook?
   We believe the economy may be growing at a modestly below-average pace, thanks largely to pronounced weakness in the housing sector – but we don't see signs of any major change in direction for at least the next several months. We think the Fed is likely to view this combination of forces in a favorable light, and leave policy unchanged for the foreseeable future. In line with the belief that interest rates are likely to continue to remain relatively flat, we will seek to follow a tactical duration posture.

MassMutual Select Strategic Bond Fund Quality Structure (% of Net Assets) on 12/31/06
U.S. Governments, Aaa/ AAA	67.8%
Aa/AA	2.0%
A/A	3.0%
Baa/BBB	8.7%
Ba/BB	3.1%
B/B and Below	3.2%
Forward Currency Contracts	(0.0%)
Purchased Options	0.2%
Futures	(0.0%)
Written Options	(0.0%)
Short-Term Investments and Other Assets and Liabilities	12.0%
Total	100.0%

MassMutual Select Strategic Bond Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Strategic Bond Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the Lehman Brothers Aggregate Bond Index.

MassMutual Select Strategic Bond Fund
Total Return

	One Year 1/1/06 - 12/31/06	Since Inception Average Annual 12/31/04 - 12/31/06
Class S	4.31%	2.97%
Class A	3.99%	2.67%
Class A (sales load deducted)*	–0.95%	0.20%
Class Y	4.38%	2.96%
Class L	4.31%	2.93%
Class N	3.73%	2.35%
Class N (CDSC fees deducted)*	2.73%	2.35%
Lehman Brothers Aggregate Bond Index	4.33%	3.48%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Strategic Balanced Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Strategic Balanced Fund?
   This Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income. Three sub-advisers each manage a portion of the Fund's assets. ClearBridge Advisors, LLC (ClearBridge) manages the equity component and Western Asset Management Company Limited (WAML) and Western Asset Management Company (Western Asset) manage the fixed-income component. WAML manages the non-U.S. dollar denominated investments of the fixed-income component of the Fund.

How did the Fund perform during the 12 months ended December 31, 2006?
   The Fund's Class S shares returned 11.97%, outpacing the 11.60% return of the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category. The Fund's 11.97% advance also outperformed the 4.33% return of the Lehman Brothers® Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index, but trailed the 15.72% return of the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

What was the investment background during the period?
   During the first quarter, optimistic investor sentiment prevailed with respect to corporate profits and the possibility that the Federal Reserve ("Fed") would stop raising interest rates sooner rather than later. Interest rates rose across the yield curve. The yield curve is a graphical representation of bond yields with very short maturities to the longest available, with the curve indicating whether short-term rates are higher or lower than long-term rates. Short-term interest rates rose more than had been expected, and somewhat more than long-term rates, resulting in a flatter yield curve. During the second quarter, stocks advanced through the first week of May and then corrected over much of the remainder of the period. Interest rates moved broadly higher across the yield curve, driven by a more-active-than-expected Fed, a stronger-than-expected economy, and a mild rise in inflation concerns. Short-term interest rates rose more than their long-term counterparts, leaving the yield curve substantially flat.

Both the stock and bond markets saw good returns in the third quarter of 2006. Markets held up well on news of the Fed's long-awaited decision to hold interest rates steady in both August and September, falling crude oil prices and favorable readings in some key inflation measures. In most cases, stocks outperformed bonds, although moderating inflation readings and expectations of a slowing economy were particularly helpful to the bond market. Domestic stocks forged higher once again during the fourth quarter, reaching some notable milestones along the way. In the fixed-income market, bond prices barely changed, due in part to low default rates and generally favorable corporate earnings. The yield curve remained inverted, with the yields of shorter-term securities for the most part staying higher than those of longer-term issues.

What factors contributed to the Fund's performance with respect to its stock portfolio?
   During the first quarter, the largest contributors to the Fund's performance came from its holdings in the industrials, information technology and financials sectors. Conversely, the Fund's investments in the telecommunications services sector were the only detractors from performance. In the second quarter, the largest contributors to the Fund's results were in the energy and consumer staples sectors. Our holdings in the information technology and financials sectors were the largest detractors from performance, however. For the full year, the financials and information technology sectors were substantial drivers of the Fund's performance relative to the Russell 3000 Index, whereas the telecommunication services and health care sectors were the most significant detractors.

What factors contributed to the Fund's performance with respect to its bond portfolio?
   During the first quarter, the Fund's modest exposure to the short end of the yield curve hampered results, since short-term rates rose more than had been expected. A moderately overweight exposure to BBB-rated corporate bonds contributed to returns, as spreads – or the differences in yields between comparable bonds – narrowed. Tightening spreads often indicate decreasing yields and increasing prices for a specific group of bonds. Bond prices move in the opposite direction to interest rates (or

MassMutual Select Strategic Balanced Fund – Portfolio Manager Report (Continued)

yields); when yields rise, the prices of existing bonds fall – and vice versa. An emphasis on BB-rated bonds, particularly those of General Motors ("GM") and Ford, benefited the Fund as spreads narrowed and their prices rose. Turning to the second quarter, the Fund's underweight exposure to the corporate bond sector benefited from wider spreads, but our emphasis on lower-quality issues was penalized, as those sectors underperformed. Our overweight exposure to the mortgage-backed sector was a modest negative for performance, as spreads widened marginally.

Turning to the third quarter, the Fund's strategies produced mixed, but generally positive results; our overweight duration exposure contributed to performance as interest rates fell. Our underweight exposure to investment-grade bonds was a modest negative, as that sector outperformed, but an emphasis on lower-quality credits helped to offset those losses, since they tended to outperform. Our modest exposure to emerging market debt added to returns as spreads narrowed. In addition, our emphasis on high-yield auto sector debt was rewarded as spreads narrowed, in particular, on GM and Ford issues. In the fourth quarter, the Fund's strategies once again yielded mixed, but overall positive results. Overweight exposure to the mortgage-backed sector was a positive, as a result of tighter spreads and low volatility. Underweight exposure to investment-grade bonds was a modest detractor, as that sector outperformed, but an overweight to lower-quality credits added to returns.

What is your outlook?
   From the portfolio's perspective with respect to stocks, the big story in the latter part of 2006 was the leadership shift from smaller companies to larger ones. Our view is that larger companies may be growing their earnings at an increasingly attractive rate versus their smaller counterparts. This could explain why we appear to be in the early stages of a leadership change favoring larger companies.

From the fixed-income standpoint, we believe the economy may be growing at a modestly below-average pace, thanks largely to pronounced weakness in the housing sector – but we don't see signs of any major change in direction for at least the next several months. We think the Fed is likely to view this combination of forces in a favorable light, and leave policy unchanged for the foreseeable future. In line with the belief that interest rates are likely to continue to remain relatively flat, we will seek to follow a tactical duration posture.

MassMutual Select Strategic Balanced Fund – Portfolio Manager Report (Continued)

MassMutual Select Strategic Balanced Fund Asset Allocation (% of Net Assets) on 12/31/06
Equities	60.6%
Bonds & Notes	34.1%
Purchased Options	0.1%
Forward Currency Contracts	(0.0%)
Futures	(0.0%)
Swaps	(0.0%)
Written Options	(0.0%)
Short-Term Investments and Other Assets and Liabilities	5.2%
Total	100.0%

MassMutual Select Strategic Balanced Fund Largest Stock Holdings (% of Net Assets) on 12/31/06
FNMA, 5.000% due 03/01/2036	2.7%
Cisco Systems, Inc.	1.9%
News Corp., Inc., Cl. B	1.8%
JP Morgan Chase & Co.	1.7%
Merrill Lynch & Co., Inc.	1.7%
Raytheon Co.	1.6%
FNMA, 5.000% due 02/01/2036	1.5%
The Walt Disney Co.	1.5%
The PMI Group, Inc.	1.5%
U.S. Treasury Note, 4.625% due 10/31/2011	0.2%

MassMutual Select Strategic Balanced Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Strategic Balanced Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the Russell 3000 Index.

MassMutual Select Strategic Balanced Fund
Total Return

	One Year 1/1/06 - 12/31/06	Since Inception Average Annual 12/31/03 - 12/31/06
Class S	11.97%	7.13%
Class A	11.54%	6.68%
Class A (sales load deducted)*	5.13%	4.59%
Class Y	11.90%	7.07%
Class L	11.73%	6.93%
Class N	11.21%	6.35%
Class N (CDSC fees deducted)*	10.21%	6.35%
Lipper Balanced Fund Index	11.60%	8.59%
Lehman Brothers Aggregate Bond Index	4.33%	3.73%
Russell 3000 Index	15.72%	11.19%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the Russell 3000 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Diversified Value Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Diversified Value Fund – and who is the Fund's sub-adviser?
   This Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of larger, well-established companies. The Fund's sub-adviser is AllianceBernstein L.P. (AllianceBernstein).

How did the Fund perform during the 12 months ended December 31, 2006?
   The Fund's Class S shares returned 22.08%, moderately underperforming the 22.25% return of the Russell 1000® Value Index, an unmanaged index representative of stocks with a greater-than-average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization.

What was the investment background during the period?
   During the first quarter, domestic equity markets rose, as the S&P 500® Index increased by 4.2% on investor confidence that U.S. companies could continue to provide earnings gains in 2006. Investor optimism prevailed despite high oil prices, the prospects for further interest rate increases and a slowdown in the housing market. In this environment, value stocks outperformed growth stocks. After much turbulence, the S&P 500 Index ended the second quarter down 1.4%, reducing its gain for the first six months to 2.7%. While this was not a significant quarterly drop by historical standards, the mid-quarter rout came as a shock to investors after an extended period of strong markets and low volatility. In the decline, value stocks once again outperformed their growth counterparts.

U.S. stocks rallied in the third quarter, with the S&P 500 Index increasing 5.7%. Investor optimism increased on news of the Federal Reserve's decision to pause its two-year-plus monetary tightening campaign on evidence that inflation pressures are easing as U.S. economic growth gradually cools. After spiking in May and June, measures of market volatility returned to the unusually low levels of the past several years. The Russell 1000 Value Index continued to outperform both the broad market and its growth counterpart. However, in a reversal of a long-standing trend, large-caps beat smaller-cap stocks. Domestic equities extended their rally in the fourth quarter amid a supportive economic outlook, strong corporate earnings and booming merger and acquisition ("M&A") activity. The S&P 500 Index returned 6.7% for the quarter, to finish with a gain of 15.8% for the year.

What factors contributed to the Fund's performance?
   During the first quarter, the Fund's returns, relative to its Russell 1000 Value Index benchmark were helped by its positioning within the energy and technology sectors. Conversely, relative returns were hurt by stock selection within the financials sector, as several insurance holdings declined on disappointing pricing. Finally, many auto parts holdings hampered performance, as pressure in that industry continued. Turning to the second quarter, stock selection within the energy sector hurt the Fund's relative returns. Stock selection within the consumer growth sector, particularly positions in Comcast and CBS, contributed to the Fund's results.

In the third quarter, the portfolio modestly outperformed its benchmark, as relative returns were helped by our stock selection within the financials sector. Shares of government-sponsored housing agencies Fannie Mae and Freddie Mac increased after the U.S. Justice Department ended its investigation of Fannie Mae's accounting principles without bringing criminal charges against the company. This alleviated investor concerns. On the other hand, the portfolio's relative returns fell victim to stock selection within the technology sector. Finally, in the fourth quarter, stock selection within the consumer cyclicals sector boosted the portfolio's relative returns – as DaimlerChrysler benefited from strong operating margins for its Mercedes division. Other contributors to relative performance were Merrill Lynch, which benefited from stronger-than-expected results in its fixed-income business, robust merger and acquisition activity and the brightening outlook for its international operations. Chief detractors from relative returns in the fourth quarter included Celestica, Office Depot and Crown Castle International.

MassMutual Select Diversified Value Fund – Portfolio Manager Report (Continued)

What is your outlook?
   Within the U.S. equity market, valuation spreads between the most attractively priced and the most expensive stocks are unusually compressed, and the value opportunity remains below average. A central tenet underpinning the Fund's investment process is to keep portfolio risk proportional to the value opportunity; hence, tracking error versus the broad market and the Russell 1000 Value Index remains low. We continue to rely on our bottom-up fundamental research to uncover the attractive value opportunities that exist among individual stocks.

MassMutual Select Diversified Value Fund Industry Table (% of Net Assets) on 12/31/06
Banking, Savings & Loans	14.6%
Energy	12.8%
Insurance	9.9%
Financial Services	9.0%
Telephone Utilities	7.0%
Pharmaceuticals	4.5%
Electrical Equipment & Electronics	4.3%
Broadcasting, Publishing & Printing	3.5%
Foods	3.4%
Cosmetics & Personal Care	2.9%
Electric Utilities	2.6%
Tobacco	2.1%
Automotive & Parts	2.0%
Apparel, Textiles & Shoes	1.6%
Containers	1.5%
Industrial – Diversified	1.4%
Computers & Office Equipment	1.2%
Household Products	1.2%
Communications	1.2%
Retail	1.2%
Chemicals	1.1%
Metals & Mining	1.1%
Restaurants	1.1%
Aerospace & Defense	1.1%
Computers & Information	1.0%
Transportation	0.8%
Commercial Services	0.5%
Beverages	0.5%
Manufacturing	0.4%
Entertainment & Leisure	0.4%
Prepackaged Software	0.4%
Machinery & Components	0.4%
Advertising	0.3%
Computer Programming Services	0.2%
Toys, Games	0.2%
Forest Products & Paper	0.2%
Healthcare	0.2%
Building Materials & Construction	0.1%
Home Construction, Furnishings & Appliances	0.1%
Short-Term Investments and Other Assets and Liabilities	2.0%
100.0%

MassMutual Select Diversified Value Fund Largest Stock Holdings (% of Net Assets) on 12/31/06
Exxon Mobil Corp.	11.2%
JP Morgan Chase & Co.	6.3%
General Electric Co.	5.9%
Citigroup, Inc.	4.2%
Bank of America Corp.	2.8%
Chevron Corp.	2.7%
AT&T, Inc.	2.3%
American International Group, Inc.	2.3%
Pfizer, Inc.	0.3%
The Procter & Gamble Co.	0.1%

MassMutual Select Diversified Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Diversified Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the Russell 1000 Value Index.

MassMutual Select Diversified Value Fund
Total Return

	One Year 1/1/06 - 12/31/06	Since Inception Average Annual 10/15/04 - 12/31/06
Class S	22.08%	17.60%
Class A	21.41%	17.03%
Class A (sales load deducted)*	14.43%	13.94%
Class Y	21.92%	17.49%
Class L	21.82%	17.38%
Class N	21.11%	16.68%
Class N (CDSC fees deducted)*	20.11%	16.68%
Russell 1000 Value Index	22.25%	18.32%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Fundamental Value Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Fundamental Value Fund – and who is the Fund's sub-adviser?
   The Fund seeks long-term total return by investing at least 80% of its net assets in equity securities, with a focus on companies with large capitalizations (generally having market capitalizations above $2 billion). The Fund's sub-adviser is Wellington Management Company, LLP (Wellington Management).

How did the Fund perform during the 12 months ended December 31, 2006?
   The Fund's Class S shares returned 21.06%, outpacing the 15.78% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What was the investment backdrop during the period?
   During the first quarter, U.S. equity markets posted one of their strongest quarters in recent years in the face of rising long-term interest rates and noticeable cooling in the housing market. Value stocks outperformed the broader market, as the Russell 1000® Value Index return of 5.9% bested the S&P 500 Index return of 4.2%. Turning to the second quarter, domestic stock markets were weak, as investors became increasingly nervous about inflation and continued Federal Reserve ("Fed") tightening. Evidence suggesting some cooling in the U.S. housing market became more apparent during this period. In this environment, value stocks outpaced the broader market, as the Russell 1000 Value Index return of 0.6% outperformed the S&P 500 Index return of – 1.4%.

Both the stock and bond markets saw good returns in the third quarter of 2006. Markets held up well on news of the Fed's decision to hold interest rates steady in both August and September, falling crude oil prices and favorable readings in some key inflation measures. Value outperformed growth and the broader market once again in the third quarter, as the Russell 1000 Value Index return of 6.2% beat the S&P 500 Index return of 5.7%. Foreign stocks also fared well. Domestic stocks forged higher again during the fourth quarter, reaching some notable milestones along the way. In the general pattern for 2006, value stocks outperformed growth and the broader market, but with less of a margin than earlier in the year, as the Russell 1000 Value Index increased 8%, while the S&P 500 returned 7%. The factors that initially triggered the summer stock market rally continued to support stock prices during the final quarter of 2006 – namely, the Fed's extended pause with regard to interest rate increases and lower crude oil prices.

What factors contributed to the Fund's performance?
   During the first quarter, stock selection in three of 10 broad industry sectors added to the Fund's performance relative to its benchmark, the S&P 500 Index. Holdings in the energy, industrials and consumer staples sectors were the largest contributors. Conversely, the Fund's investments in the health care, utilities and materials sectors detracted from relative results. From an industry weightings standpoint, the Fund's allocations to capital goods, transportation and food/staples retailing contributed to the Fund's relative results. Turning to the second quarter, stock selection in six of 10 broad industry sectors fueled the portfolio's benchmark-relative performance. Investments in the financials, consumer staples and utilities sectors were the largest contributors to the Fund's progress. Conversely, holdings in the information technology, energy and health care sectors detracted the most from relative results. With respect to industry weightings, the portfolio's allocations to health care equipment/services, food/staples retailing and capital goods hampered the Fund relative to its benchmark.

Stock selection in six of the 10 broad sectors drove the portfolio's relative performance in the third quarter. Aggregate sector exposures detracted on the margin, particularly the above-benchmark allocation to industrials. Within technology, Motorola, Cisco, and Sun Microsystems each rose over 17% following strong earnings reports and optimistic outlooks. In financials, the Fund's position in Goldman Sachs returned more than 12%, while Ace Limited rose over 8%. Investment in Boston Scientific and an underweight position in Pfizer contributed to health care's emergence as the Fund's weakest sector in the third quarter. In energy, numerous holdings declined as commodity prices fell

MassMutual Select Fundamental Value Fund – Portfolio Manager Report (Continued)

from their peak. Finally, in the fourth quarter, stock selection in three of the 10 broad sectors boosted the Fund's relative performance. In aggregate, sector allocations detracted, particularly an overweight position in health care. Within health care, the Fund benefited from Boston Scientific, which rose 16%, and on a relative basis from a below-benchmark exposure to Pfizer. Within financials, Goldman Sachs, Ace, Citigroup, and Bank of New York all rose more than 10%. The Fund's energy holdings delivered strong absolute returns.

What is your outlook?
   We believe we will experience a normal, but less robust global economy with some profit growth and steady price-to-earnings (P/E) multiples. While we feel that the odds for a recession are low, the slowdown in housing and lower employment growth have the potential to slow down the U.S. economy. Emerging markets trade surpluses, recycled petrodollars, and corporate cash flows are fueling the capital markets, which are ignoring for now the slowing economic trends. It appears that liquidity is plentiful from the money flowing into stocks, bonds, private equity and non-U.S. mutual funds. In our view, this cash flow makes it hard to be pessimistic about potential market returns.

MassMutual Select Fundamental Value Fund Industry Table (% of Net Assets) on 12/31/06
Banking, Savings & Loans	14.7%
Energy	11.1%
Financial Services	8.5%
Insurance	7.7%
Telephone Utilities	5.8%
Foods	4.4%
Electric Utilities	4.4%
Pharmaceuticals	3.2%
Aerospace & Defense	3.2%
Retail	3.0%
Medical Supplies	3.0%
Computers & Information	2.6%
Broadcasting, Publishing & Printing	2.5%
Electrical Equipment & Electronics	2.5%
Chemicals	2.2%
Computers & Office Equipment	2.1%
Manufacturing	1.9%
Lodging	1.8%
Metals & Mining	1.8%
Industrial – Diversified	1.6%
Tobacco	1.4%
Beverages	1.3%
Machinery & Components	1.2%
Computer Integrated Systems Design	1.0%
Apparel, Textiles & Shoes	1.0%
Restaurants	1.0%
Communications	0.9%
Cosmetics & Personal Care	0.9%
Air Transportation	0.8%
Home Construction, Furnishings & Appliances	0.3%
Food Retailers	0.1%
Short-Term Investments and Other Assets and Liabilities	2.1%
100.0%

MassMutual Select Fundamental Value Fund Largest Stock Holdings (% of Net Assets) on 12/31/06
Exxon Mobil Corp.	4.6%
Citigroup, Inc.	4.1%
Bank of America Corp.	3.9%
JP Morgan Chase & Co.	2.6%
Verizon Communications, Inc.	2.4%
General Electric Co.	2.4%
Occidental Petroleum Corp.	2.3%
General Dynamics Corp.	2.2%
The Goldman Sachs Group, Inc.	2.2%
CVS Corp.	2.0%

MassMutual Select Fundamental Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Fundamental Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the S&P 500 Index.

MassMutual Select Fundamental Value Fund
Total Return

	One Year 1/1/06 - 12/31/06	Five Year Average Annual 1/1/02 - 12/31/06	Since Inception Average Annual 12/31/01 - 12/31/06
Class S	21.06%	7.89%	7.88%
Class A	20.54%	7.43%	7.42%
Class A (sales load deducted)*	13.61%	6.16%	6.16%
Class Y	21.05%	7.84%	7.83%
Class L	20.90%	7.69%	7.69%
S&P 500 Index	15.78%	6.19%	5.94%

Hypothetical Investments in MassMutual Select Fundamental Value Fund Class N, Class N (CDSC fees deducted) and the S&P 500 Index.

MassMutual Select Fundamental Value Fund
Total Return

	One Year 1/1/06 - 12/31/06	Since Inception Average Annual 12/31/02 - 12/31/06
Class N	20.09%	15.89%
Class N (CDSC fees deducted)*	19.09%	15.89%
S&P 500 Index	15.78%	14.75%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Value Equity Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Value Equity Fund – and who is the Fund's sub-adviser?
   The Fund seeks long-term growth of capital by investing in securities of companies that Fund management believes are undervalued in the marketplace relative to factors such as the company's assets, sales, earnings, growth potential, or cash flow, or in relation to securities of other companies in the same industry. The Fund's sub-adviser is Fidelity Management & Research Company (Fidelity).

How did the Fund perform during the 12 months ended December 31, 2006?
   The Fund's Class S shares returned 13.40%, trailing the 22.25% return of the Russell 1000® Value Index, an unmanaged index representative of stocks with a greater-than-average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization.

What was the investment background during the period?
   The domestic equity market posted positive returns during the first quarter of 2006. Despite concerns about inflation, a slowdown in the housing market and higher short-term interest rates, strong corporate earnings and healthy economic growth fueled U.S. stocks. The impact from energy prices was mixed. While the price for natural gas declined during the period on lower demand, oil prices increased slightly, pushing gasoline prices higher. The Federal Reserve ("Fed") raised its target short-term interest rate from 4.25% to 4.75%. During the second quarter, U.S. equities pulled back amid investor concerns about monetary tightening and potential inflationary pressures. More-volatile information technology stocks fared the worst, while defensive market sectors, including utilities, held up relatively well. Less-liquid small- and mid-cap stocks – which had done well in 2006 through early May – underperformed large-cap stocks, while value stocks bested their growth counterparts.

U.S. equity markets performed strongly in the third quarter of 2006, with most major equity indexes achieving positive returns. The Fed paused in its campaign of raising short-term interest rates to combat inflationary pressures, holding rates steady at its two most recent meetings. Commodity prices fell, as worries about global political unrest waned and fears of supply disruptions subsided. Both oil and gold declined nearly 20% from their earlier trading highs. The housing market continued to weaken, with the supply of new homes for sale at its highest level since 1995. Domestic equity markets continued to show significant strength in the fourth quarter, with all major equity indexes achieving positive returns. The Fed continued to hold short-term interest rates steady, while emphasizing that inflation remained a concern. Commodity prices generally retreated amid a quiet hurricane season and expectations for a mild winter. The pace of existing home sales picked up in November relative to October, but remained down nearly 11% from the fourth quarter of 2005.

What factors contributed to the Fund's performance?
   Negative security selection within the materials and health care sectors hurt the Fund's performance during the first quarter. Within materials, the Fund held an overweight position in chemical stocks, which suffered somewhat from concerns about the supply and demand fundamentals for ethylene. Within health care, the Fund's pharmaceutical holdings lagged, due in part to lower-than-expected earnings for the fourth quarter. Contributing to the Fund's performance, relative to the benchmark (the Russell 1000 Value Index) was strong security selection within the media industry – where the Fund held underweight positions in stocks with exposure to traditional media, such as radio and television, and an overweight position in stocks with exposure to emerging markets and outdoor advertising. During the second quarter, from a sector perspective, financials held back the Fund's relative return the most. Specifically, the Fund's positions narrowly trailed their segment of the benchmark, as certain insurance and bank stocks were negatively impacted by downward earnings estimate revisions. Conversely, the Fund's overexposure to and good stock choices in telecommunications services stocks were a plus, as their underlying business fundamentals showed signs of stability and negative investor sentiment toward the sector abated.

The telecommunications services, health care and information technology sectors were the best performers during the third quarter. Within telecommunications services, the large diversified services companies all outperformed the benchmark, due largely to strength in wireless and business wireline services, and continuing positive regulatory trends. In the health care sector, pharmaceutical

MassMutual Select Value Equity Fund – Portfolio Manager Report (Continued)

companies were the strongest performers. Within technology, Microsoft and Cisco Systems were the leaders. Energy and materials stocks, on the other hand, were the weakest performers over the quarter, as oilfield services stocks fell on fears that weaker North American natural gas drilling could mean downward earnings revisions across the industry. Within materials, steel stocks declined after a long period of outperformance – despite positive demand trends and continued strength in non-residential construction. In the final quarter of 2006, the financials, energy and information technology sectors were the best performers. Within financials, large investment banking firms posted positive returns. In the energy sector, oil companies led the charge. Within information technology, IBM was the largest contributor on strong third quarter earnings results. Health care and consumer staples stocks were the weakest performers over the quarter.

What is your outlook?
   Operating earnings for the broad market appear to be slowing in the uncertain economic environment that currently exists. Energy prices and commodity prices have fallen from peak levels, and the Fed has paused in its campaign of raising interest rates in order to assess whether higher inflation is still a threat to the domestic economy. We believe that slowing earnings growth for the broad market may benefit the types of companies that we favor: those with more sustainable earnings growth rates and attractive valuations, as these companies tend to outperform when earnings growth in the broad market reverts to levels at or below historical averages.

MassMutual Select Value Equity Fund Industry Table (% of Net Assets) on 12/31/06
Energy	14.8%
Banking, Savings & Loans	13.6%
Insurance	12.6%
Financial Services	9.9%
Telephone Utilities	5.9%
Electric Utilities	5.8%
Pharmaceuticals	5.7%
Retail	4.7%
Foods	2.7%
Metals & Mining	2.7%
Tobacco	2.4%
Computers & Office Equipment	2.4%
Machinery & Components	2.0%
Commercial Services	1.6%
Broadcasting, Publishing & Printing	1.4%
Aerospace & Defense	1.4%
Communications	1.2%
Electrical Equipment & Electronics	1.0%
Transportation	0.9%
Healthcare	0.9%
Cosmetics & Personal Care	0.8%
Manufacturing	0.7%
Beverages	0.7%
Apparel, Textiles & Shoes	0.6%
Advertising	0.5%
Restaurants	0.5%
Automotive & Parts	0.5%
Chemicals	0.5%
Real Estate	0.4%
Short-Term Investments and Other Assets and Liabilities	1.2%
100.0%

MassMutual Select Value Equity Fund Largest Stock Holdings (% of Net Assets) on 12/31/06
Exxon Mobil Corp.	4.8%
AT&T, Inc.	4.6%
JP Morgan Chase & Co.	3.5%
Merck & Co., Inc.	2.4%
Altria Group, Inc.	2.4%
Hewlett-Packard Co.	2.4%
Fannie Mae	2.1%
Morgan Stanley	2.2%
Citigroup, Inc.	0.2%
Bank of America Corp.	0.1%

MassMutual Select Value Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Value Equity Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Russell 1000 Value Index.

MassMutual Select Value Equity Fund
Total Return

	One Year 1/1/06 - 12/31/06	Five Year Average Annual 1/1/02 - 12/31/06	Since Inception Average Annual 5/1/01 - 12/31/06
Class S	13.40%	8.41%	6.20%
Class A	12.83%	7.90%	5.71%
Class A (sales load deducted)*	6.34%	6.63%	4.62%
Class Y	13.33%	8.35%	6.13%
Class L	13.06%	8.18%	5.97%
Russell 1000 Value Index	22.25%	10.86%	8.66%

Hypothetical Investments in MassMutual Select Value Equity Fund Class N, Class N (CDSC fees deducted) and the Russell 1000 Value Index.

MassMutual Select Value Equity Fund
Total Return

	One Year 1/1/06 - 12/31/06	Since Inception Average Annual 12/31/02 - 12/31/06
Class N	12.59%	15.03%
Class N (CDSC fees deducted)*	11.63%	15.03%
Russell 1000 Value Index	22.25%	18.70%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Large Cap Value Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Large Cap Value Fund – and who is the Fund's sub-adviser?
   This Fund seeks both capital growth and income by investing in large-capitalization companies that the Fund's sub-adviser, Davis Selected Advisers, L.P. (Davis), believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages.

How did the Fund perform during the 12 months ended December 31, 2006?
   The Fund's Class S shares returned 14.71%, trailing the 15.78% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What was the investment backdrop during the period?
   Most U.S. stock indexes posted strong gains in the first three months of 2006 – although foreign stocks outperformed their U.S.-based counterparts in a pattern that would continue throughout the year. The second quarter saw a turnaround in the fortunes of equity markets worldwide, as investor uncertainty led many of the world's markets lower.

Both the stock and bond markets saw good returns in the third quarter of 2006. Markets held up well on news of the Federal Reserve's ("Fed's") decision to hold interest rates steady in both August and September, falling crude oil prices and favorable readings in some key inflation measures. Foreign stocks also fared well. Domestic stocks forged higher once again during the fourth quarter, reaching some notable milestones along the way. The U.S. dollar weakened slightly during the period, supporting the returns of foreign stocks and helping the MSCI® EAFE® Index rise 10.35%. The factors that initially triggered the summer stock market rally continued to support stock prices during the final quarter of 2006 – namely, the Fed's extended pause with regard to interest rate increases and lower crude oil prices.

What factors contributed to the Fund's performance?
   Consumer discretionary companies were the most important contributors to the Fund's performance over the 12-month period ended December 31, 2006. The Fund benefited from careful stock selection within this sector, as its consumer discretionary companies outperformed the Fund's benchmark, the S&P 500 Index. Diversified financial and consumer staples companies also made important contributions to performance. Two diversified financial companies, JPMorgan Chase and American Express, and one consumer staples company, Altria, were among the top contributors to performance. On the other hand, Hershey Foods (in the consumer staples sector) was among the top detractors from performance.

The Fund's largest investment in 2006 was in insurance companies. Although these companies made a positive contribution to performance, they underperformed the benchmark. Berkshire Hathaway and Loews were among the top performers. Progressive and Transatlantic Holdings were among the major detractors. The Fund's investments in telecommunication services and energy companies also contributed to the Fund's underperformance in 2006. Although telecommunication services companies were the strongest performers for the benchmark, the Fund's holdings within that sector did not perform as well. Similarly, while energy companies made positive contributions to the Fund's performance, they too underperformed the S&P 500 Index. One energy company in particular, however, ConocoPhillips, was among the top contributors to the Fund's absolute performance. Conversely, telecommunication services holding Sprint Nextel (purchased in March), and EOG Resources, an energy company, were among the top detractors from the Fund's performance for 2006.

The Fund had approximately 10% of its assets invested in foreign companies as of December 31, 2006. As a group, the foreign companies owned by the Fund outperformed the benchmark over the 12-month period.

MassMutual Select Large Cap Value Fund – Portfolio Manager Report (Continued)

Consistent with our low-turnover strategy, only two companies dropped out of the Fund's top 10 holdings – Progressive and Golden West Financial. Progressive remained among the Fund's top 20 holdings at year-end and Wachovia acquired Golden West Financial. Taking Progressive and Golden West Financial's places in the top 10 were ConocoPhillips and Comcast, both of which were already top 20 holdings.

What is your outlook?
   Although it is impossible to predict with any certainty the direction that the equity markets will take throughout 2007, we do expect that numerous forces will continue to influence the direction that the market takes moving forward – such as oil prices, inflation, geopolitical unrest and Fed policy. We believe, however, that we have positioned the Fund to be ready to handle the wide array of market conditions that investors may face throughout the remainder of the year.

MassMutual Select Large Cap Value Fund Industry Table (% of Net Assets) on 12/31/06
Banking, Savings & Loans	13.1%
Financial Services	12.2%
Energy	11.9%
Insurance	11.1%
Retail	7.7%
Broadcasting, Publishing & Printing	5.1%
Commercial Services	4.9%
Tobacco	4.4%
Industrial – Diversified	4.2%
Healthcare	2.7%
Prepackaged Software	2.2%
Containers	2.2%
Beverages	2.1%
Automotive & Parts	2.1%
Entertainment & Leisure	1.7%
Building Materials & Construction	1.6%
Cosmetics & Personal Care	1.5%
Transportation	1.4%
Communications	1.3%
Telephone Utilities	1.1%
Pharmaceuticals	0.9%
Computers & Information	0.6%
Computers & Office Equipment	0.6%
Foods	0.6%
Metals & Mining	0.5%
Advertising	0.3%
Computer Related Services	0.2%
Household Products	0.2%
Travel	0.1%
Short-Term Investments and Other Assets and Liabilities	1.5%
100.0%

MassMutual Select Large Cap Value Fund Largest Stock Holdings) (% of Net Assets) on 12/31/06
ConocoPhillips	4.5%
American Express Co.	4.5%
American International Group, Inc.	4.4%
Altria Group, Inc.	4.4%
Tyco International Ltd.	4.2%
JP Morgan Chase & Co.	4.1%
Costco Wholesale Corp.	3.6%
Berkshire Hathaway, Inc. Cl. A	3.5%
Comcast Corp. Special, Cl. A	3.4%
HSBC Holdings PLC	2.9%

MassMutual Select Large Cap Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Large Cap Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the S&P 500 Index.

MassMutual Select Large Cap Value Fund
Total Return

	One Year 1/1/06 - 12/31/06	Five Year Average Annual 1/1/02 - 12/31/06	Since Inception Average Annual 5/1/00 - 12/31/06
Class S	14.71%	8.90%	4.71%
Class A	14.21%	8.41%	4.21%
Class A (sales load deducted)*	7.65%	7.13%	3.29%
Class Y	14.65%	8.81%	4.61%
Class L	14.42%	8.65%	4.45%
S&P 500 Index	15.78%	6.19%	1.30%

Hypothetical Investments in MassMutual Select Large Cap Value Fund Class N, Class N (CDSC fees deducted) and the S&P 500 Index.

MassMutual Select Large Cap Value Fund
Total Return

	One Year 1/1/06 - 12/31/06	Since Inception Average Annual 12/31/02 - 12/31/06
Class N	13.87%	15.54%
Class N (CDSC fees deducted)*	12.87%	15.54%
S&P 500 Index	15.78%	14.75%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Indexed Equity Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Indexed Equity Fund – and who is the Fund's sub-adviser?
   The Fund seeks to approximate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the U.S. market for publicly traded common stocks composed of largest capitalized companies. The Fund pursues this objective by investing at least 80% of its net assets in the equity securities of companies that make up the S&P 500® Index. The Fund's sub-adviser is Northern Trust Investments, N.A. (Northern).

How did the Fund perform during the 12 months ended December 31, 2006?
   The Fund's Class S shares returned 15.35%, moderately trailing the 15.78% return of the S&P 500 Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What was the investment backdrop during the period?
   The Federal Reserve ("Fed") raised interest rates twice during the first quarter of 2006, bringing the federal funds rate to 4.75% as of March 31. Oil prices remained a concern for investors and cast a shadow over future growth in equity markets in both the U.S. and abroad. During this timeframe, crude oil prices in the U.S. ranged between $60 and $70 per barrel, within striking distance of the 2005 high of $71.

Turning to the second quarter, the Fed maintained its tightening policy and increased interest rates by 0.25% at each Federal Open Market Committee ("FOMC") meeting in May and June. The June increase was the 17th consecutive one since June 2004, and brought the federal funds rate to 5.25% as of June 29. The continued rise in energy and commodity prices fueled investor concerns about inflationary pressure on the U.S. economy. The lack of substantial progress in talks with Iran regarding their nuclear program contributed substantially to rising oil prices; additionally, the escalation of the conflict with North Korea that culminated with the actual testing of long-range missiles injected nervousness into the markets.

During the third quarter, equity markets benefited from the 3.9% fall in oil prices as well as the continued decline in interest rates, as the 10-year U.S. Treasury yield slipped to about 4.6% by the end of the quarter. Broadly speaking, equity investors saw lower energy costs and interest rates as beneficial to consumers and businesses. The Fed, however, showed less optimism about economic prospects, which helped prompt its August decision to halt its tightening policy of the federal funds rate. This marked one of the most significant developments in the U.S. during the quarter.

Domestic stocks forged higher once again during the fourth quarter, and many of the major indexes even reached some notable milestones. The U.S. dollar weakened slightly during the period, which supported the returns of foreign stocks. The factors that initially triggered the summer stock market rally continued to support stock prices during the final quarter of 2006 – namely, the Fed's extended pause with regard to interest rate increases and lower crude oil prices. After reaching a high of $77.03 per barrel during the third quarter of 2006, oil prices retreated to the low $60s by the end of 2006.

What factors contributed to the Fund's performance?
   During the first quarter of 2006, large-capitalization stocks underperformed both mid- and small-cap stocks. Value stocks outpaced growth issues during the period. Telecommunication services was the best-performing sector in the Index, and utilities was the worst-performing sector. Turning to the second quarter, large-cap stocks outperformed both mid- and small-cap issues. Value stocks once again outpaced their growth counterparts. During the quarter, utilities was the best-performing sector in the Index, and technology was the worst-performing sector.

During the third quarter, telecommunication services was the best-performing sector in the Index. Health care, financials and information technology also showed a solid result. With the decline in oil and gas prices, it was no surprise that energy was the worst-performing sector. In a reflection of the gradually slowing U.S. economy, materials was slightly negative.

MassMutual Select Indexed Equity Fund – Portfolio Manager Report (Continued)

All sectors of the Index posted positive results for the fourth quarter. Materials was the top performer, followed by the energy sector. Financials and information technology also posted healthy returns. Health care was the quarter's worst-performing sector.

What is your outlook?
   Although it is impossible to predict with any precision the direction that the equity markets will take in 2007, we do expect that many of the same forces that have influenced the markets over the past several years will continue. These factors include oil prices, inflation, geopolitical unrest and Fed policy. We are confident, however, that the Fund is positioned to pursue returns consistent with those of the S&P 500 Index.

MassMutual Select Indexed Equity Fund Industry Table (% of Net Assets) on 12/31/06
Energy	9.7%
Banking, Savings & Loans	9.2%
Pharmaceuticals	8.0%
Financial Services	6.6%
Electrical Equipment & Electronics	5.7%
Insurance	5.5%
Retail	4.5%
Computers & Information	4.0%
Telephone Utilities	3.4%
Prepackaged Software	3.2%
Electric Utilities	3.1%
Broadcasting, Publishing & Printing	2.5%
Aerospace & Defense	2.3%
Cosmetics & Personal Care	2.2%
Medical Supplies	2.1%
Beverages	2.0%
Industrial – Diversified	1.7%
Transportation	1.7%
Tobacco	1.5%
Foods	1.5%
Commercial Services	1.4%
Chemicals	1.3%
Communications	1.2%
Computers & Office Equipment	1.2%
Healthcare	1.1%
Information Retrieval Services	1.1%
Entertainment & Leisure	1.1%
Machinery & Components	1.1%
Metals & Mining	0.9%
Real Estate	0.9%
Apparel, Textiles & Shoes	0.6%
Automotive & Parts	0.6%
Restaurants	0.6%
Data Processing & Preparation	0.6%
Manufacturing	0.4%
Home Construction, Furnishings & Appliances	0.4%
Lodging	0.4%
Household Products	0.4%
Forest Products & Paper	0.3%
Computer Integrated Systems Design	0.3%
Food Retailers	0.3%
Advertising	0.2%
Containers	0.2%
Building Materials & Construction	0.2%
Computer Programming Services	0.1%
Toys, Games	0.1%
Air Transportation	0.1%
Computer Related Services	0.1%
Photography Equipment/Supplies	0.1%
Retail – Grocery	0.1%
Industrial – Distribution	0.0%
Travel	0.0%
Short-Term Investments and Other Assets and Liabilities	2.2%
100.0%

MassMutual Select Indexed Equity Fund Largest Stock Holdings (% of Net Assets) on 12/31/06
Exxon Mobil Corp.	3.4%
General Electric Co.	2.9%
Citigroup, Inc.	2.1%
Microsoft Corp.	2.0%
Bank of America Corp.	1.8%
The Procter & Gamble Co.	1.6%
Johnson & Johnson	1.5%
Pfizer, Inc.	1.4%
American International Group, Inc.	1.4%
Altria Group, Inc.	1.4%

MassMutual Select Indexed Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Indexed Equity Fund Class S, Class A, Class A (sales load deducted), Class Y and the S&P 500 Index.

MassMutual Select Indexed Equity Fund
Total Return

	One Year 1/1/06 - 12/31/06	Five Year Average Annual 1/1/02 - 12/31/06	Since Inception Average Annual 3/1/98 - 12/31/06
Class S	15.35%	5.74%	4.66%
Class A	14.95%	5.35%	4.22%
Class A (sales load deducted)*	8.34%	4.11%	3.52%
Class Y	15.27%	5.70%	4.60%
S&P 500 Index	15.78%	6.19%	5.11%

Hypothetical Investments in MassMutual Select Indexed Equity Fund Class L and the S&P 500 Index.

MassMutual Select Indexed Equity Fund
Total Return

	One Year 1/1/06 - 12/31/06	Five Year Average Annual 1/1/02 - 12/31/06	Since Inception Average Annual 7/1/99 - 12/31/06
Class L	15.28%	5.62%	1.48%
S&P 500 Index	15.78%	6.19%	2.05%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Indexed Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Indexed Equity Fund Class Z and the S&P 500 Index.

MassMutual Select Indexed Equity Fund
Total Return

	One Year 1/1/06 - 12/31/06	Five Year Average Annual 1/1/02 - 12/31/06	Since Inception Average Annual 5/1/01 - 12/31/06
Class Z	15.59%	5.99%	3.86%
S&P 500 Index	15.78%	6.19%	4.05%

Hypothetical Investments in MassMutual Select Indexed Equity Fund Class N, Class N (CDSC fees deducted) and the S&P 500 Index.

MassMutual Select Indexed Equity Fund
Total Return

	One Year 1/1/06 - 12/31/06	Since Inception Average Annual 12/31/02 - 12/31/06
Class N	14.67%	13.53%
Class N (CDSC fees deducted)*	13.67%	13.53%
S&P 500 Index	15.78%	14.75%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Core Opportunities Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Core Opportunities Fund – and who is the Fund's sub-adviser?
   This Fund seeks long-term growth of capital by normally investing at least 80% of its net assets in equity securities and securities convertible into common stocks traded on U.S. exchanges and issued by large, established companies. The Fund's sub-adviser, Victory Capital Management Inc. (Victory), seeks to invest in both growth and value securities.

How did the Fund perform during the nine months ended December 31, 2006?
   Since the Fund's inception on March 31, 2006, its Class S shares returned 7.90%, lagging the 10.65% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What was the investment background during the period?
   The second quarter saw a turnaround in the fortunes of equity markets worldwide, as investor uncertainty led many of the world's markets lower. Meanwhile, with rising inflation and interest rates, bond prices remained on the defensive. Both the stock and bond markets saw good returns in the third quarter of 2006. Markets held up well on news of the Federal Reserve's ("Fed's") decision to hold interest rates steady in both August and September, falling crude oil prices and favorable readings in some key inflation measures. Foreign stocks also fared well.

Domestic stocks forged higher once again during the fourth quarter, reaching some notable milestones along the way. The U.S. dollar weakened slightly during the period, supporting the returns of foreign stocks and helping the MSCI® EAFE® Index to rise 10.35%. The factors that initially triggered the summer stock market rally continued to support stock prices during the final quarter of 2006 – namely, the Fed's extended pause with regard to interest rate increases and lower crude oil prices.

What factors contributed to the Fund's performance during the period?
   Energy/utilities was the best-performing sector during the second quarter, as oil prices climbed from the high $60s per barrel to the mid $70s, and the utility industry showed its defensiveness during a difficult equity market. Consumer staples was the worst-performing sector within the portfolio, relative to the benchmark, the S&P 500 Index, for the second quarter. Technology was the worst-performing sector on an absolute basis during this time frame, primarily in the electronics and hardware/software industries.

In a definite turnaround, technology was the best-performing sector during the third quarter. Expectations/valuations had declined to the point where positive earnings announcements were met with a great deal of buying enthusiasm. Large-capitalization growth securities began to perform well, as companies with defensive characteristics and steady earnings growth came into favor, while cyclical earnings were called into question. Energy was the worst relative performing sector within the portfolio for the quarter, as oil prices fell from $74 per barrel to $63 per barrel. Our emphasis on the more volatile oil service companies also hurt performance, as the sell-off was more pronounced in these names than the more defensive integrated energy companies. Turning to the fourth quarter, the best-performing sector was energy/utilities, as the commodity price found support in the high $50s per barrel level for oil, and earnings came in at or above expectations, driving stock prices higher. The portfolio's capital goods stocks also performed well during the fourth quarter.

What is your outlook?
   The portfolio continues to emphasize higher-quality companies with a global footprint to offset domestic weakness. Economically sensitive sectors, such as technology and capital goods, remain a focus, and we have gradually increased holdings in areas leveraged to consumer spending to take advantage of the negativity surrounding residential housing. Fundamentals will likely remain weak for the housing market as inventory levels are brought down, but we believe that housing-related securities can trade up with a mere stabilization of fundamentals. Lastly, we are finding more opportunities in growth stocks, which have underperformed their value counterparts for the past seven years. As corporate profitability decelerates, we believe investors could be willing to pay a higher multiple for companies that have the potential to exhibit above-average earnings growth in 2007.

MassMutual Select Core Opportunities Fund – Portfolio Manager Report (Continued)

MassMutual Select Core Opportunities Fund Industry Table (% of Net Assets) on 12/31/06
Electrical Equipment & Electronics	11.7%
Financial Services	8.4%
Computers & Information	7.3%
Energy	5.5%
Retail	4.7%
Machinery & Components	4.0%
Commercial Services	4.0%
Pharmaceuticals	3.9%
Insurance	3.6%
Banking, Savings & Loans	3.6%
Chemicals	3.3%
Prepackaged Software	3.3%
Information Retrieval Services	2.3%
Broadcasting, Publishing & Printing	2.0%
Cosmetics & Personal Care	1.9%
Data Processing & Preparation	1.6%
Foods	1.3%
Telephone Utilities	1.2%
Transportation	1.2%
Forest Products & Paper	1.2%
Medical Supplies	1.1%
Metals & Mining	1.0%
Building Materials & Construction	0.8%
Home Construction, Furnishings & Appliances	0.7%
Electric Utilities	0.2%
Short-Term Investments and Other Assets and Liabilities	20.2%
100.0%

MassMutual Select Core Opportunities Fund Largest Stock Holdings (% of Net Assets) on 12/31/06
General Electric Co.	3.8%
Intel Corp.	3.7%
The Charles Schwab Corp.	2.9%
Bank of America Corp.	2.6%
Caterpillar, Inc.	2.4%
Yahoo!, Inc.	2.3%
Cisco Systems, Inc.	2.2%
Seagate Technology	2.2%
The Home Depot, Inc.	2.2%
Citigroup, Inc.	2.1%

MassMutual Select Core Opportunities Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Core Opportunities Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the S&P 500 Index.

MassMutual Select Core Opportunities Fund
Total Return

Since Inception 3/31/06 - 12/31/06
Class S	7.90%
Class A	7.55%
Class A (sales load deducted)*	1.36%
Class Y	7.86%
Class L	7.76%
Class N	7.33%
Class N (CDSC fees deducted)*	6.33%
S&P 500 Index	10.65%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Blue Chip Growth Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Blue Chip Growth Fund – and who is the Fund's sub-adviser?
   The Fund seeks growth of capital over the long term by normally investing at least 80% of its net assets in the common stocks of large and medium-sized blue chip growth companies. The Fund's sub-adviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2006?
   The Fund's Class S shares returned 8.74%, trailing the 15.78% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What was the investment backdrop during the period?
   In the first quarter, most U.S. stock indexes posted strong gains, as solid growth in corporate profits and signs of an uptick in overall economic activity helped to boost share prices. The second quarter saw a turnaround in the fortunes of the equity markets (on the heels of a strong first quarter), as investor uncertainty – caused in part by global unrest and rising oil prices – led many of the markets lower. In fact, The Dow Jones Industrial AverageSM was the only domestic equity benchmark to post a return in positive territory, advancing 0.37% for the three months ended June 30, 2006.

Both the stock and bond markets saw good returns in the third quarter of 2006. Markets held up well on news of the Federal Reserve's ("Fed's") decision to hold interest rates steady in both August and September, falling crude oil prices and favorable readings in some key inflation measures. Foreign stocks also fared well. In most cases, stocks outperformed bonds – although moderating inflation readings and expectations of a slowing economy were particularly helpful to the bond market.

Domestic stocks forged higher once again during the fourth quarter, reaching some notable milestones along the way. The U.S. dollar weakened slightly during the period, supporting the returns of foreign stocks and helping the MSCI® EAFE® Index to rise 10.35%. The factors that initially triggered the summer stock market rally continued to support stock prices during the final quarter of 2006 – namely, the Fed's extended pause with regard to interest rate increases and lower crude oil prices.

What factors contributed to the Fund's performance?
   Energy stocks produced the best returns in the market during the first six months of 2006, and the portfolio's overweight in the energy sector enhanced performance relative to the S&P 500 Index. Our emphasis on energy equipment and services stocks also proved favorable, as these companies continued to benefit from increased spending by energy producers on infrastructure, equipment and specialized services. Stock selection was most successful in the consumer discretionary sector. Another sector that contributed positively to relative results was the materials sector, as a healthy economy and soaring commodity prices boosted returns within the sector. Metals and mining companies were the best performers. On the downside, disappointing stock selection in the health care sector, which posted poor returns during the period, detracted from the Fund's relative performance. The weakest performers were health care providers and services companies, which declined on concerns about slowing enrollment growth and cost pressures related to Medicare. The portfolio's industrial and business services holdings also hindered relative performance during the period. The key issue in this sector was what the portfolio did not own – the Fund held underweight positions in several areas that performed well, including aerospace and defense and air freight and logistics. The consumer staples sector was another area of relative weakness.

In the second half of 2006, the industrials and business services sectors outperformed due to strong stock selection. Primary strength came from overweight positions in machinery companies Danaher and Joy Global, as well as defense firms General Dynamics and Rockwell Collins. Stock selection drove outperformance in the consumer discretionary sector, offsetting a slight underweight position. Gaming stocks were the major source of strength. Casino operators Wynn Resorts and MGM Mirage were up on investor hopes for growth in Macau. Slots maker International Game Technology rose on strong replacement sales. Telecommunication services made a positive relative contribution on stock selection. Non-U.S. companies America Movil (Mexico) and Rogers Communication (Canada) were

MassMutual Select Blue Chip Growth Fund – Portfolio Manager Report (Continued)

the most significant contributors. An overweight position in U.S. wireless tower operator American Tower Systems also produced benefits. Conversely, stock selection weighed on information technology sector performance, which was the greatest sector detractor. Semiconductors were weak all year, and portfolio holdings Marvell Technology Group and Maxim Integrated Products made a negative contribution. Yahoo! traded lower throughout the year, as Internet competitor Google continued to distinguish itself as the leader in search and advertising revenues, and as competition rose from new sites such as MySpace. Financials declined due to stock selection. Student loan company SLM Corp. was one of the greatest detractors, falling on concerns about anti-lender legislation in the new congress. Capital markets companies declined behind overweight positions in online brokers TD Ameritrade Holding and E*TRADE Financial. The stock price of investment manager Legg Mason also faltered. Consumer staples was a relative detractor due to our underweight position in that sector.

What is your outlook?
   We believe that the market does not fully appreciate the strength in the U.S. and global economies and the resilience of corporate earnings and free cash flow growth. Companies producing stable earnings growth may be afforded higher prices. The outlook appears promising for the U.S. economy and the equities market. The portfolio will continue to seek companies with more diversified revenue streams and those with business leverage outside the United States.

MassMutual Select Blue Chip Growth Fund Industry Table (% of Net Assets) on 12/31/06
Financial Services	13.2%
Pharmaceuticals	9.8%
Electrical Equipment & Electronics	8.7%
Retail	6.3%
Insurance	5.2%
Computers & Information	5.0%
Healthcare	4.8%
Banking, Savings & Loans	4.8%
Prepackaged Software	4.7%
Energy	4.6%
Communications	4.0%
Industrial – Diversified	3.8%
Information Retrieval Services	3.6%
Medical Supplies	3.4%
Machinery & Components	2.7%
Lodging	2.6%
Cosmetics & Personal Care	1.6%
Broadcasting, Publishing & Printing	1.5%
Data Processing & Preparation	1.2%
Aerospace & Defense	1.1%
Home Construction, Furnishings & Appliances	1.1%
Chemicals	0.8%
Beverages	0.8%
Computer Integrated Systems Design	0.6%
Advertising	0.5%
Manufacturing	0.5%
Communications Equipment	0.5%
Foods	0.5%
Commercial Services	0.5%
Transportation	0.3%
Household Products	0.3%
Telephone Utilities	0.3%
Restaurants	0.1%
Automotive & Parts	0.1%
Apparel, Textiles & Shoes	0.0%
Short-Term Investments and Other Assets and Liabilities	0.5%
100.0%

MassMutual Select Blue Chip Growth Fund Largest Stock Holdings (% of Net Assets) on 12/31/06
General Electric Co.	3.8%
Microsoft Corp.	2.7%
UnitedHealth Group, Inc.	2.4%
Google, Inc. Cl. A	2.2%
Cisco Systems, Inc.	2.0%
Schlumberger Ltd.	1.9%
State Street Corp.	1.9%
Danaher Corp.	1.8%
American International Group, Inc.	1.7%
Kohl's Corp.	1.6%

MassMutual Select Blue Chip Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Blue Chip Growth Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the S&P 500 Index.

MassMutual Select Blue Chip Growth Fund
Total Return

	One Year 1/1/06 - 12/31/06	Five Year Average Annual 1/1/02 - 12/31/06	Since Inception Average Annual 6/1/01 - 12/31/06
Class S	8.74%	2.07%	0.15%
Class A	8.21%	1.56%	–0.36%
Class A (sales load deducted)*	1.99%	0.36%	–1.42%
Class Y	8.64%	1.93%	0.02%
Class L	8.52%	1.81%	–0.10%
S&P 500 Index	15.78%	6.19%	3.99%

Hypothetical Investments in MassMutual Select Blue Chip Growth Fund Class N, Class N (CDSC fees deducted) and the S&P 500 Index.

MassMutual Select Blue Chip Growth Fund
Total Return

	One Year 1/1/06 - 12/31/06	Since Inception Average Annual 12/31/02 - 12/31/06
Class N	7.96%	9.56%
Class N (CDSC fees deducted)*	6.96%	9.56%
S&P 500 Index	15.78%	14.75%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Large Cap Growth Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Large Cap Growth Fund – and who is the Fund's sub-adviser?
   The Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in the common stocks and securities convertible into common stocks of companies which the Fund's sub-adviser believes offer prospects for long-term growth and which, at the time of purchase, have market capitalizations of at least approximately $10 billion. The Fund's sub-adviser is AllianceBernstein L.P. (AllianceBernstein).

How did the Fund perform during the 12 months ended December 31, 2006?
   The Fund's Class S shares returned 0.36%, underperforming the 15.78% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What was the investment backdrop during the period?
   The U.S. stock market's first quarter returns varied greatly by month. January's performance was robust, with the S&P 500 Index making a 2.7% single-month gain. February marked a significant pullback, while in March, the market regained steam, albeit below January's pace to end 4.2% ahead for the quarter. During this period, investors began incorporating increased inflation into their analyses. Such a perception bodes poorly for longer-term assets, such as growth stocks. In this environment, the growth style lagged value, preventing three quarters of growth outperformance from gaining further traction. For the second quarter of 2006, U.S. equity markets were down nearly across the board, as fears of the Federal Reserve ("Fed") increasing interest rates to combat inflation drove the yield on the 10-year Treasury up 0.30% to 5.14%. The market uncertainty that emerged in the first quarter accelerated in the second, and investors who had not experienced as much volatility in recent years saw more of it in day-to-day returns. Growth stocks in particular suffered more than their share of this volatility.

Both the stock and bond markets saw good returns in the third quarter. Markets held up well on news of the Fed's decision to hold interest rates steady in both August and September, falling crude oil prices and favorable readings in some key inflation measures. Foreign stocks also fared well. Domestic stocks forged higher once again during the fourth quarter. The factors that initially triggered the summer stock market rally continued to support stock prices during the final quarter of 2006 – namely, the Fed's extended pause with regard to interest rate increases and lower crude oil prices.

What factors contributed to the Fund's performance?
   In the first quarter, stock-specific issues related to several of our information technology and health care holdings drove the Fund's underperformance. Ironically, the information technology sector was an overall contributor to relative performance. Although Yahoo! and Juniper were detractors, Broadcom, Corning and Qualcomm were the top-three-performing stocks for the first quarter. The volatility of growth stocks in the second quarter hampered Fund's performance, as the portfolio had been aggressively positioned (albeit prematurely) for a return to a growth cycle. The Fund's second quarter challenges were also related to stock-specific issues with several information technology and health care holdings, compounded by overall market concerns, including inflation worries. The information technology sector was the largest detractor from the Fund's performance relative to its benchmark, the S&P 500 Index. Conversely, the largest contribution to the Fund's relative returns in the second quarter came from our overweight stake in the energy sector, which was one of the top performers during the period.

The information technology sector was the largest detractor from performance in the third quarter. The energy sector was the second-largest drag on the Fund's results – and the Fund's overweight position in the sector magnified the problem. Despite this, sector allocation contributed slightly to the Fund's performance. For example, the Fund's underweight position in the industrials sector, which underperformed the benchmark, limited the negative impact of the sector. We also benefited from the portfolio's overweight position in the top-performing financials sector. Turning to the fourth quarter, the Fund fell victim to stock-specific issues related to several of our health care and information technology holdings. In particular, the health care sector was the largest detractor from performance.

MassMutual Select Large Cap Growth Fund – Portfolio Manager Report (Continued)

On the positive side, our top contributors were Google, Merrill Lynch, Apple and Goldman Sachs. Looking at performance in the aggregate by sector, the industrials and consumer discretionary sectors were the largest contributors to performance.

What is your outlook?
   We don't expect upward earnings revisions to remain as plentiful as they have been, particularly if the U.S. economy continues to decelerate, which is the universal expectation. Without the economic boost that domestic stocks have been enjoying, fewer will be able to beat earnings expectations with regularity, and those that do should be increasingly prized. In our view, the Fund is well positioned to take advantage of a potential rebound in the growth investment style.

MassMutual Select Large Cap Growth Fund Industry Table (% of Net Assets) on 12/31/06
Financial Services	15.2%
Pharmaceuticals	11.5%
Insurance	7.5%
Computers & Information	7.1%
Aerospace & Defense	6.1%
Information Retrieval Services	6.0%
Energy	5.8%
Electrical Equipment & Electronics	5.0%
Retail	4.3%
Cosmetics & Personal Care	3.9%
Broadcasting, Publishing & Printing	3.8%
Banking, Savings & Loans	3.7%
Communications	3.5%
Lodging	3.4%
Commercial Services	2.1%
Restaurants	2.1%
Chemicals	2.0%
Computers & Office Equipment	1.9%
Industrial – Diversified	1.7%
Prepackaged Software	1.2%
Beverages	0.9%
Foods	0.7%
Apparel, Textiles & Shoes	0.5%
Short-Term Investments and Other Assets and Liabilities	0.1%
100.0%

MassMutual Select Large Cap Growth Fund Largest Stock Holdings (% of Net Assets) on 12/31/06
Google, Inc. Cl. A	5.1%
WellPoint, Inc.	4.8%
Apple, Inc.	4.2%
The Procter & Gamble Co.	3.9%
Boeing Co.	3.4%
Alcon, Inc.	3.0%
Cisco Systems, Inc.	2.9%
Merrill Lynch & Co., Inc.	2.9%
Gilead Sciences, Inc.	2.6%
Franklin Resources, Inc.	2.4%

MassMutual Select Large Cap Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Large Cap Growth Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the S&P 500 Index.

MassMutual Select Large Cap Growth Fund
Total Return

	One Year 1/1/06 - 12/31/06	Five Year Average Annual 1/1/02 - 12/31/06	Since Inception Average Annual 12/31/01 - 12/31/06
Class S	0.36%	1.02%	1.02%
Class A	–0.02%	0.57%	0.57%
Class A (sales load deducted)*	–5.77%	–0.61%	–0.61%
Class Y	0.37%	0.97%	0.96%
Class L	0.17%	1.08%	1.08%
S&P 500 Index	15.78%	6.19%	5.94%

Hypothetical Investments in MassMutual Select Large Cap Growth Fund Class N, Class N (CDSC fees deducted) and the S&P 500 Index.

MassMutual Select Large Cap Growth Fund
Total Return

	One Year 1/1/06 - 12/31/06	Since Inception Average Annual 12/31/02 - 12/31/06
Class N	–0.41%	10.24%
Class N (CDSC fees deducted)*	–1.37%	10.24%
S&P 500 Index	15.78%	14.75%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Growth Equity Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Growth Equity Fund – and who is the Fund's sub-adviser?
   This Fund seeks long-term growth of capital and future income by normally investing at least 80% of its net assets in the common stocks and securities convertible into common stocks of companies that the Fund's sub-adviser, Grantham, Mayo, Van Otterloo & Co. LLC (GMO), believes offer prospects for long-term growth.

How did the Fund perform during the 12 months ended December 31, 2006?
   The Fund's Class S shares returned 2.00%, lagging the 15.78% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What was the investment background during the period?
   Stocks picked up in the first quarter of 2006 exactly where they left off in late 2005, posting solid gains in the face of economic uncertainty and potentially setting the stage for a fourth consecutive year of equity gains since 2002. Solid growth in corporate profits and signs of an uptick in overall economic activity helped boost share prices during the first three months of the year. High-quality U.S. stocks again underperformed their low-quality counterparts, although the spread appeared to taper during the period. In a turnaround, the majority of the U.S. equity market indexes posted negative returns in the second quarter, with the exception of the Dow Jones Industrial AverageSM, which advanced 0.37%. Investor uncertainty caused in part by global unrest and rising oil prices led the markets lower. The spread between high- and low-quality stocks was considerable during the timeframe, although both ended the quarter in negative territory.

Both the stock and bond markets saw good returns in the third quarter of 2006. Markets held up well on news of the Federal Reserve's ("Fed's") decision to hold interest rates steady in both August and September, falling crude oil prices and favorable readings in some key inflation measures. Foreign stocks also fared well. Domestic stocks forged higher once again during the fourth quarter, reaching some notable milestones along the way. The factors that initially triggered the summer stock market rally continued to support stock prices during the final quarter of 2006 – namely, the Fed's extended pause with regard to interest rate increases and lower crude oil prices.

What factors contributed to the Fund's performance?
   The Fund's overweight position (relative to its benchmark, the S&P 500 Index) in health care and its underweight position in the services sector hindered portfolio performance in the first quarter. Lower-than-benchmark positions in the food and beverage, machinery and manufacturing sectors contributed to relative returns, but not enough to offset overall negative sector performance. Stock selection was negative for the quarter, due in large part to picks among technology issues. Turning to the second quarter, the Fund's underweight positions in manufacturing and consumer goods, and its overweight position in health care hampered returns. The Fund's underweight position in technology and construction, and greater-than-benchmark allocations in the financial and oil and gas sectors contributed to relative returns. Stock selection was negative for the quarter, due in large part to picks among health care, financial, retail stores and technology issues.

In the third quarter of 2006, an underweight position in technology and an overweight position in oil and gas impeded portfolio performance. Overweight positions in financials and health care and an underweight position in metals and mining contributed to relative returns, but not enough to offset overall negative sector performance for the period. Finally, in the fourth quarter, sector selection detracted from relative returns, although overweight positions in the food and beverage and automotive sectors, in tandem with an underweight position in machinery, added to relative returns. These advances were offset, however, by the Fund's overweight positions in retail and transportation and its underweight position in services. Stock selection was also negative for the quarter. The Fund's investments in the oil and gas, utility and retail sectors added to relative returns, while its picks in the technology, health care and transportation sectors detracted.

MassMutual Select Growth Equity Fund – Portfolio Manager Report (Continued)

What is your outlook?
   Market conditions were quite favorable as we moved into 2007. Historically low volatility, record-high profit margins (especially at the lower-quality end of the spectrum) and easy access to capital seemed to be positive factors for the market's benign environment. Historically speaking, each of these factors, however, has tended to be short-lived, and thus we are confident that the advantageous environment may soon end. While timing is always an undeterminable factor in such forecasts, we continue to seek investments that help us to reduce risk wherever possible.

MassMutual Select Growth Equity Fund Industry Table (% of Net Assets) on 12/31/06
Retail	14.5%
Pharmaceuticals	11.2%
Computers & Information	6.0%
Transportation	5.7%
Energy	4.7%
Financial Services	4.7%
Commercial Services	4.0%
Insurance	3.6%
Electrical Equipment & Electronics	3.3%
Aerospace & Defense	3.2%
Prepackaged Software	3.1%
Healthcare	2.7%
Machinery & Components	2.4%
Industrial – Diversified	2.2%
Medical Supplies	2.1%
Broadcasting, Publishing & Printing	2.1%
Foods	1.9%
Food Retailers	1.8%
Beverages	1.8%
Communications	1.8%
Telephone Utilities	1.7%
Banking, Savings & Loans	1.7%
Entertainment & Leisure	1.5%
Apparel, Textiles & Shoes	1.4%
Tobacco	1.3%
Metals & Mining	1.2%
Cosmetics & Personal Care	0.9%
Automotive & Parts	0.8%
Data Processing & Preparation	0.7%
Manufacturing	0.6%
Home Construction, Furnishings & Appliances	0.6%
Computers & Office Equipment	0.5%
Chemicals	0.5%
Information Retrieval Services	0.5%
Computer Programming Services	0.5%
Lodging	0.4%
Internet Content	0.3%
Containers	0.2%
Computer Integrated Systems Design	0.2%
Restaurants	0.2%
Building Materials & Construction	0.1%
Industrial – Distribution	0.1%
Toys, Games	0.0%
Electric Utilities	0.0%
Advertising	0.0%
Short-Term Investments and Other Assets and Liabilities	1.3%
100.0%

MassMutual Select Growth Equity Fund Largest Stock Holdings (% of Net Assets) on 12/31/06
The Home Depot, Inc.	3.6%
Exxon Mobil Corp.	3.4%
Merck & Co., Inc.	3.3%
Cisco Systems, Inc.	2.6%
FedEx Corp.	2.6%
Wal-Mart Stores, Inc.	2.6%
Johnson & Johnson	2.2%
Lowe's Companies, Inc.	2.1%
Pfizer, Inc.	1.9%
The Goldman Sachs Group, Inc.	1.8%

MassMutual Select Growth Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Growth Equity Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the S&P 500 Index.

MassMutual Select Growth Equity Fund
Total Return

	One Year 1/1/06 - 12/31/06	Five Year Average Annual 1/1/02 - 12/31/06	Since Inception Average Annual 5/3/99 - 12/31/06
Class S	2.00%	–0.19%	–1.24%
Class A	1.51%	–0.65%	–1.68%
Class A (sales load deducted)*	–4.33%	–1.82%	–2.44%
Class Y	1.88%	–0.26%	–1.32%
Class L	1.80%	–0.40%	–1.44%
S&P 500 Index	15.78%	6.19%	2.41%

Hypothetical Investments in MassMutual Select Growth Equity Fund Class N, Class N (CDSC fees deducted) and the S&P 500 Index.

MassMutual Select Growth Equity Fund
Total Return

	One Year 1/1/06 - 12/31/06	Since Inception Average Annual 12/31/02 - 12/31/06
Class N	1.27%	7.37%
Class N (CDSC fees deducted)*	0.27%	7.37%
S&P 500 Index	15.78%	14.75%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Aggressive Growth Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Aggressive Growth Fund – and who are the Fund's sub-advisers?
   This Fund seeks long-term capital appreciation by investing primarily in U.S. common stocks and other equity securities. The Fund's sub-advisers are Sands Capital Management, LLC (Sands Capital) and Delaware Management Company (Delaware). Each sub-adviser is responsible for a portion of the portfolio, but not necessarily equal weighted.

How did the Fund perform during the 12 months ended December 31, 2006?
   The Fund's Class S shares returned –5.86%, underperforming the 15.78% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What was the investment background during the period?
   In the first quarter of 2006, most U.S. stock indexes posted strong gains, as solid growth in corporate profits and signs of an uptick in overall economic activity helped boost share prices. The second quarter saw a turnaround in the fortunes of the equity markets, as investor uncertainty – caused in part by global unrest and rising oil prices – led many of the markets lower. In fact, the Dow Jones Industrial AverageSM was the only broad domestic equity benchmark to post a return in positive territory, advancing 0.37%.

Domestic equity markets turned around in the three months ended September 30, 2006. Not long after the quarter began, stock indexes crept near their year-to-date low levels. In early August, however, the Federal Reserve ("Fed") elected not to raise the target level for federal funds, the first such decision in 17 consecutive Federal Open Market Committee ("FOMC") meetings. This move revived investor interest in equities. Stocks also gained strength from a pullback in commodity prices and the Fed's inactivity with regard to rate changes at its September FOMC meeting. Perhaps most notably, oil's price fell during the quarter, which helped to allay investor concerns that advancing oil prices might continue to pressure inflation. Stock markets around the world continued to run upward during the fourth quarter, capping a strong second half to the year. During the period, the strong pace of deal-making continued as mergers and acquisitions activity remained prevalent. In the bond markets, long-term yields continued to hover below yields on short-term Treasury securities. The yield on a 10-year Treasury note, a benchmark for mortgages, loans, and corporate bonds, ended 2006 at 4.708%. Generally speaking, the result was that many investors showed an increasing faith that the Fed would likely take no action with regard to interest rates in the near term.

What factors contributed to the Fund's performance during the period?
   In the first quarter of 2006, from a sector perspective, several overweight positions in the consumer discretionary sector were the greatest detractors from the Fund's performance relative to its benchmark, the S&P 500 Index. Turning to the second quarter of 2006, the Fund's overweight position in the health care and consumer discretionary sectors relative to its benchmark detracted from performance. Also hampering the Fund's progress were underweight positions in the transportation and energy sectors. Conversely, underweight stakes in the technology and basic industry sectors, and an overweight position in telecommunications contributed to the Fund's relative performance in the second quarter.

During the third quarter, our financial services holdings delivered robust business results that either met or exceeded our expectations. The Fund's health care holdings also performed well in the third quarter. This is a positive change after experiencing weak results in the first two quarters of 2006. On the other hand, the Fund's holdings in the consumer discretionary sector turned in mixed results for the quarter, reflecting a combination of transient business issues and early signs of a potential economic slowdown. In the fourth quarter, the Fund's underweight positions in transportation and technology, along with overweight positions in consumer discretionary and financials, were the most significant positive drivers of the Fund's returns from a sector allocation perspective. However, an overweight allocation (versus the benchmark) in health care, and underweight positions in consumer staples, basic industry and miscellaneous detracted from relative performance as 2006 came to a close.

MassMutual Select Aggressive Growth Fund – Portfolio Manager Report (Continued)

What is your outlook?
   We believe we have constructed a portfolio that is well positioned to capture the value created by a number of promising trends – including advances in radiation oncology, the shift to electronic futures trading, a secular supply/demand imbalance in energy and rapid innovation in the consumer electronics, computing and global telecommunications markets. If the underlying firms, on the whole, deliver high-quality business results that meet or exceed our growth expectations (which are, in most instances, higher than consensus estimates), we are confident that our portfolio has the potential to add value over the four- to five-year investment time horizon.

MassMutual Select Aggressive Growth Fund Industry Table (% of Net Assets) on 12/31/06
Pharmaceuticals	14.1%
Medical Supplies	14.0%
Information Retrieval Services	11.2%
Commercial Services	10.8%
Financial Services	9.1%
Retail	8.5%
Communications	7.6%
Food Retailers	6.9%
Computers & Information	5.8%
Electrical Equipment & Electronics	3.5%
Energy	3.4%
Transportation	1.1%
Healthcare	0.8%
Cosmetics & Personal Care	0.6%
Chemicals	0.5%
Lodging	0.5%
Prepackaged Software	0.5%
Short-Term Investments and Other Assets and Liabilities	1.1%
100.0%

MassMutual Select Aggressive Growth Fund Largest Stock Holdings (% of Net Assets) on 12/31/06
Google, Inc. Cl. A	8.8%
Starbucks Corp.	6.9%
Genentech, Inc.	6.0%
Chicago Mercantile Exchange Holdings, Inc.	5.0%
Allergan, Inc.	4.9%
eBay, Inc.	4.4%
Apple, Inc.	4.1%
IntercontinentalExchange, Inc.	4.0%
Lowe's Companies, Inc.	4.0%
Moody's Corp.	4.0%

MassMutual Select Aggressive Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Aggressive Growth Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the S&P 500 Index.

MassMutual Select Aggressive Growth Fund
Total Return

	One Year 1/1/06 - 12/31/06	Five Year Average Annual 1/1/02 - 12/31/06	Since Inception Average Annual 5/1/00 - 12/31/06
Class S	–5.86%	3.31%	–6.73%
Class A	–6.34%	2.79%	–7.20%
Class A (sales load deducted)*	–11.72%	1.58%	–8.02%
Class Y	–5.90%	3.21%	–6.83%
Class L	–5.95%	3.05%	–6.95%
S&P 500 Index	15.78%	6.19%	1.30%

Hypothetical Investments in MassMutual Select Aggressive Growth Fund Class N, Class N (CDSC fees deducted) and the S&P 500 Index.

MassMutual Select Aggressive Growth Fund
Total Return

	One Year 1/1/06 - 12/31/06	Since Inception Average Annual 12/31/02 - 12/31/06
Class N	–6.44%	12.12%
Class N (CDSC fees deducted)*	–7.37%	12.12%
S&P 500 Index	15.78%	14.75%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select OTC 100 Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select OTC 100 Fund – and who is the Fund's sub-adviser?ö
   This Fund seeks to approximate, as closely as practicable (before fees and expenses), the total return of the 100 largest publicly traded over-the-counter common stocks. The Fund pursues this objective by investing at least 80% of its net assets in the equity securities of companies included in the NASDAQ 100 Index®, which is generally recognized as representative of the over-the-counter market. The Fund's sub-adviser is Northern Trust Investments, N.A. (Northern).

How did the Fund perform during the 12 months ended December 31, 2006?
   The Fund's Class S shares returned 6.87%, outperforming the 6.79% return of the NASDAQ 100 Index. The NASDAQ 100 Index is a modified capitalization-weighted index composed of the 100 largest non-financial companies listed on the National Association of Securities Dealers Automated Quotations System ("NASDAQ").

What was the investment backdrop during the period?
   The Federal Reserve (Fed) raised interest rates twice during the first quarter of 2006, bringing the federal funds rate to 4.75% as of March 31. Oil prices remained a concern for investors and cast a shadow over future growth in equity markets in both the U.S. and abroad. During this timeframe, crude oil prices in the U.S. ranged between $60 and $70 per barrel, within striking distance of the 2005 high of $71.

Turning to the second quarter, the Fed maintained its tightening policy and increased interest rates by 0.25% at each Federal Open Market Committee ("FOMC") meeting in May and June. The June increase was the 17th consecutive one since June 2004, and brought the federal funds rate to 5.25% as of June 29. The continued rise in energy and commodity prices fueled investor concerns about inflationary pressure on the U.S. economy. The lack of substantial progress in talks with Iran regarding their nuclear program contributed substantially to rising oil prices; additionally, the escalation of the conflict with North Korea that culminated with the actual testing of long-range missiles injected nervousness into the markets.

During the third quarter, equity markets were helped by the 3.9% fall in oil prices as well as the continued decline in interest rates, as the 10-year U.S. Treasury yield slipped to about 4.6% by the end of the quarter. Broadly speaking, lower energy costs and interest rates were seen by equity investors as benefiting consumers and businesses. The Fed, however, showed less optimism about economic prospects, which helped prompt its August decision to finally halt its tightening policy of the federal funds rate. This marked one of the most significant developments in the U.S. during the quarter.

Domestic stocks forged higher once again during the fourth quarter, and many of the major indexes even reached some notable milestones. The U.S. dollar weakened slightly during the period, which supported the returns of foreign stocks. The factors that initially triggered the summer stock market rally continued to support stock prices during the final quarter of 2006 – namely, the Fed's extended pause with regard to interest rate increases and lower crude oil prices. After reaching a high of $77.03 per barrel during the third quarter of 2006, oil prices retreated to the low $60s by the end of 2006.

What factors contributed to the Fund's performance?
   The NASDAQ 100 Index finished the first quarter of 2006 up 3.69%. The industrial sector advanced 16.84% for the quarter, while the information technology sector returned 2.67%. Consumer discretionary also made progress, with its return of 5.35%. The second quarter produced very different results for the NASDAQ 100 Index. It finished the period with a loss of 7.47%, following poor performance from the information technology sector, which lost 10.44%. The energy and health care sectors also lagged, with returns of –11.14% and –7.97%, respectively. On the upside, the materials sector advanced 10.75%.

Turning to the third quarter, the NASDAQ 100 Index returned 5.13%. The strongest performance and the Fund's main contribution came from the information technology sector, its largest sector position, which returned 8.42%. Conversely, the worst-performing sector was energy, which posted a return of –15.79%. The NASDAQ 100 Index finished the fourth quarter up 6.44%. The strongest performance for the period came from the telecommunication services sector, with its return of 17.31%. However, due to the Fund's small allocation to this sector, it was not a significant contributor to performance. The Fund's largest position, information technology, posted a return of 6.45%. Another notable contributor was the consumer discretionary sector, which returned 10.49%. The Fund's two

MassMutual Select OTC 100 Fund – Portfolio Manager Report (Continued)

fourth-quarter detractors were energy and consumer staples, although the Fund's small allocation to these sectors did not detract much from the Fund's performance.

What is your outlook?
   Although it is impossible to predict with any precision the direction that the equity markets will take in 2007, we do expect that many of the same forces that have influenced the markets over the past several years will continue to do the same this year. These factors include oil prices, inflation, geopolitical unrest and Fed policy. We are confident, however, that the Fund is positioned to pursue returns consistent with those of the NASDAQ 100 Index.

MassMutual Select OTC 100 Fund Industry Table (% of Net Assets) on 12/31/06
Prepackaged Software	15.0%
Computers & Information	13.3%
Pharmaceuticals	11.6%
Electrical Equipment & Electronics	11.1%
Communications	9.9%
Information Retrieval Services	5.7%
Retail	5.4%
Commercial Services	4.9%
Broadcasting, Publishing & Printing	4.0%
Food Retailers	2.5%
Medical Supplies	1.7%
Computer Integrated Systems Design	1.5%
Computer Programming Services	1.5%
Manufacturing	1.4%
Transportation	1.3%
Automotive & Parts	1.2%
Telephone Utilities	1.1%
Computer Related Services	1.0%
Advertising	0.7%
Data Processing & Preparation	0.7%
Apparel, Textiles & Shoes	0.7%
Lodging	0.7%
Healthcare	0.6%
Travel	0.4%
Retail – Grocery	0.4%
Machinery & Components	0.4%
Internet Content	0.3%
Communications Equipment	0.3%
Energy	0.2%
Short-Term Investments and Other Assets and Liabilities	0.5%
100.0%

MassMutual Select OTC 100 Fund Largest Stock Holdings (% of Net Assets) on 12/31/06
Apple, Inc.	6.7%
Microsoft Corp.	6.7%
Qualcomm, Inc.	5.0%
Google, Inc. Cl. A	4.1%
Cisco Systems, Inc.	3.9%
Starbucks Corp.	2.8%
Comcast Corp. Cl. A	2.7%
Intel Corp.	2.7%
Amgen, Inc.	2.5%
Oracle Corp.	2.5%

MassMutual Select OTC 100 Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select OTC 100 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the NASDAQ 100 Index.

MassMutual Select OTC 100 Fund
Total Return

	One Year 1/1/06 - 12/31/06	Five Year Average Annual 1/1/06 - 12/31/06	Since Inception Average Annual 5/1/00 - 12/31/06
Class S	6.87%	1.98%	–11.18%
Class A	6.31%	1.45%	–11.63%
Class A (sales load deducted)*	0.20%	0.26%	–12.41%
Class Y	6.68%	1.78%	–11.31%
Class L	6.47%	1.66%	–11.43%
NASDAQ 100 Index	6.79%	2.18%	–10.83%

Hypothetical Investments in MassMutual Select OTC 100 Fund Class N, Class N (CDSC fees deducted) and the NASDAQ 100 Index.

MassMutual Select OTC 100 Fund
Total Return

	One Year 1/1/06 - 12/31/06	Since Inception Average Annual 12/31/02 - 12/31/06
Class N	5.90%	14.26%
Class N (CDSC fees deducted)*	4.90%	14.26%
NASDAQ 100 Index	6.79%	15.41%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the NASDAQ 100 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Focused Value Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Focused Value Fund – and who are the Fund's sub-advisers?
   This Fund seeks growth of capital over the long term by investing primarily in a non-diversified portfolio of U.S. equity securities. As a non-diversified fund, the Fund is not limited in the percentage of its assets that it may invest in any one company. (This means that the Fund may hold larger positions in a smaller number of stocks than a diversified fund. As a result, an increase or decrease in value of a single stock could have a greater impact on the Fund's net asset value and its total return.)

The Fund is managed by two sub-advisers, each being responsible for a portion of the portfolio, but not necessarily equal weighted. The sub-advisers are Harris Associates L.P. (Harris) and Cooke & Bieler, L.P. (Cooke & Bieler).

How did the Fund perform during the 12 months ended December 31, 2006?
   The Fund's Class S shares returned 20.28%, outpacing the 16.17% return of the Russell 2500 Index, a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies.

What was the investment background during the period?
   In the first quarter of 2006, most U.S. stock indexes posted strong gains, as solid growth in corporate profits and signs of an uptick in overall economic activity helped boost share prices. The second quarter saw a turnaround in the fortunes of the equity markets, as investor uncertainty (caused in part by global unrest and rising oil prices) led many of the markets lower. In fact, the Dow Jones Industrial AverageSM was the only broad domestic equity benchmark to post a return in positive territory, advancing 0.37%.

Both the stock and bond markets saw good returns in the third quarter of 2006. Markets held up well on news of the Federal Reserve's ("Fed's") decision to hold interest rates steady in both August and September, falling crude oil prices and favorable readings in some key inflation measures. Foreign stocks also fared well. Domestic stocks forged higher once again during the fourth quarter, reaching some notable milestones along the way. The U.S. dollar weakened slightly during the period, supporting the returns of foreign stocks and helping the MSCI® EAFE® Index to rise 10.35%. The factors that initially triggered the summer stock market rally continued to support stock prices during the final quarter of 2006 – namely, the Fed's extended pause with regard to interest rate increases and lower crude oil prices.

What factors contributed to the Fund's performance?
   During the first quarter of 2006, the portfolio benefited most by lack of exposure to both energy and utility stocks, which both experienced weaker performance during the period. Conversely, consumer discretionary and industrials holdings dampened the Fund's performance. Turning to the second quarter, overall, the portfolio benefited most from its financials, consumer discretionary and health care stocks. Lack of exposure to both utilities and energy stocks diminished performance along with an overweight position in the technology sector.

In the third quarter, our lack of exposure to both utilities and telecommunications stocks hindered the Fund's performance. On the other hand, the portfolio benefited most from our consumer discretionary and health care holdings, in addition to a lack of exposure to energy stocks, which underperformed during the quarter. Stock selection, in fact, was the driver of the Fund's third quarter results. Our sector allocations were a modest drag on the Fund's results for the period, in spite of the fact that our underweight position in the energy sector switched from being a detractor to a contributor. An even bigger hindrance to the Fund's performance was the effect of our capitalization bias, which focuses on the lower end of the mid-cap spectrum. Turning to the fourth quarter, stock selection once again drove performance, as McDonald's, Cablevision Systems and Time Warner had the most significant influence on the Fund during the period. Yum! Brands and Hewlett-Packard also contributed to the Fund's momentum in the fourth quarter. Conversely, National Semiconductor and Intel detracted from the Fund's returns during the period.

MassMutual Select Focused Value Fund – Portfolio Manager Report (Continued)

What is your outlook?
   We are particularly comforted by the financial and operating strength of the businesses we own in our portfolios, as well as the still-wide discount to intrinsic value these businesses now carry. We are also grateful that most investors continue to look to the lackluster U.S. equity market results of the past five years as indicative of future returns. This mix of factors, we believe, sets the stage for potentially favorable long-term returns.

MassMutual Select Focused Value Fund Industry Table (% of Net Assets) on 12/31/06
Electrical Equipment & Electronics	9.7%
Banking, Savings & Loans	9.6%
Restaurants	9.6%
Broadcasting, Publishing & Printing	8.8%
Transportation	7.1%
Retail	6.3%
Computers & Office Equipment	4.9%
Financial Services	3.9%
Chemicals	3.9%
Industrial – Diversified	3.9%
Computers & Information	3.8%
Commercial Services	3.5%
Insurance	3.3%
Home Construction, Furnishings & Appliances	3.0%
Medical Supplies	2.8%
Machinery & Components	1.9%
Foods	1.8%
Advertising	1.4%
Apparel, Textiles & Shoes	1.0%
Automotive & Parts	0.8%
Data Processing & Preparation	0.6%
Computer Integrated Systems Design	0.6%
Pharmaceuticals	0.3%
Oil & Gas	0.3%
Entertainment & Leisure	0.3%
Beverages	0.3%
Healthcare	0.3%
Toys, Games	0.1%
Short-Term Investments and Other Assets and Liabilities	6.2%
100.0%

MassMutual Select Focused Value Fund Largest Stock Holdings (% of Net Assets) on 12/31/06
McDonald's Corp.	5.0%
Hewlett-Packard Co.	4.9%
Yum! Brands, Inc.	4.2%
Tiffany & Co.	4.1%
JP Morgan Chase & Co.	3.8%
Time Warner, Inc.	3.7%
Tyco International Ltd.	3.6%
Carnival Corp.	3.4%
Dell, Inc.	3.3%
Intel Corp.	3.3%

MassMutual Select Focused Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Focused Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Russell 2500 Index.

MassMutual Select Focused Value Fund
Total Return

	One Year 1/1/06 - 12/31/06	Five Year Average Annual 1/1/02 - 12/31/06	Since Inception Average Annual 5/1/00 - 12/31/06
Class S	20.28%	12.89%	15.10%
Class A	19.65%	12.33%	14.52%
Class A (sales load deducted)*	12.77%	11.00%	13.51%
Class Y	20.12%	12.78%	14.97%
Class L	19.94%	12.61%	14.80%
Russell 2500 Index	16.17%	12.19%	9.22%

Hypothetical Investments in MassMutual Select Focused Value Fund Class N, Class N (CDSC fees deducted) and the Russell 2500 Index.

MassMutual Select Focused Value Fund
Total Return

	One Year 1/1/06 - 12/31/06	Since Inception Average Annual 12/31/02 - 12/31/06
Class N	19.35%	18.75%
Class N (CDSC fees deducted)*	18.35%	18.75%
Russell 2500 Index	16.17%	21.38%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Mid-Cap Value Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Mid-Cap Value Fund – and who is the Fund's sub-adviser?
   This Fund seeks growth of capital over the long term by investing, under normal conditions, at least 80% of its net assets in the stocks of mid-cap companies. The Fund's sub-adviser is Cooke & Bieler, L.P. (Cooke & Bieler).

How did the Fund perform from its inception on August 29, 2006 through December 31, 2006?
   The Fund's Class S shares returned 14.50%, outperforming the 10.75% return of Russell Midcap® Value Index, an unmanaged index that measures the performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000® Index, a capitalization-weighted index of the 1,000 U.S. companies with the largest market capitalization.

What was the investment background during the period?
   Both the stock and bond markets saw good returns in the third quarter of 2006. Markets held up well on news of the Federal Reserve's ("Fed's") decision to hold interest rates steady in both August and September, falling crude oil prices and favorable readings in some key inflation measures. Foreign stocks also fared well.

Domestic stocks forged higher once again during the fourth quarter, reaching some notable milestones along the way. The factors that initially triggered the summer stock market rally continued to support stock prices during the final quarter of 2006 – namely, the Fed's extended pause with regard to interest rate increases and lower crude oil prices.

What factors contributed to the Fund's performance?
   In the third quarter, stock selection drove the Fund's favorable performance. The Fund's sector weightings overall were a modest drag on returns, despite the fact that the Fund's underweight position in the energy sector was no longer a detractor, but rather a contributor. An even bigger hindrance to the Fund was the effect of our capitalization bias. With the largest-capitalization quintile in the Russell Midcap Index outperforming the smallest-capitalization quintile by over 4.00%, and with the Fund's portfolio positions sharply in the opposite direction, there was a significant obstacle our stock selection had to overcome. Fortunately, the Fund's investments were up to the challenge – particularly Big Lots Corporation.

Big Lots has been a leader in the closeout retailing niche. The chain's low-income customer base felt the pinch of higher gas prices, which negatively impacted Big Lots' business and resulted in its stock declining. We leveraged the situation by buying more stock and making it the Fund's single largest holding. We felt comfortable with this strategy because of the quality characteristics of the franchise. Big Lots has some modest competitive advantages afforded by their market share dominance and economies of scale, and those advantages were undiminished. These advantages included a balance sheet with virtually no debt and free cash flow that was moving up even in the face of weak earnings. These advantages, in tandem with extreme undervaluation, were the reasons we were comfortable making Big Lots such a large position. The cash flow coming from Big Lots was so significant that it enabled them to announce the repurchase of 10% of their outstanding stock without using any debt to fund it, which investors took as positive news. Similar stories emerged about American Power Conversion, Entegris or Mettler Toledo. All were out-of-favor companies that displayed enough quality characteristics to justify their large positions in the portfolio. And all of them contributed significantly to the Fund's results.

In the fourth quarter, the overwhelming driver of the Fund's outperformance was stock selection. The Fund's sector weightings proved a modest detractor, led by a sharp underweight position in the top-performing utilities sector.

On the surface, the stocks that led our 2006 results seem to have little in common. Big Lots is a retailer, American Power Conversion manufactures computer-related equipment, and Mettler-Toledo makes weighing instruments (scales and balances). But one thing they do have in common is a

MassMutual Select Mid-Cap Value Fund – Portfolio Manager Report (Continued)

superior competitive advantage profile. Through better distribution networks, better name brands, better technology and scale advantages, these companies ended up with leading market share positions. We bought them cheaply when they faced temporary challenges and our purchase decisions were ultimately validated.

On the other end of the spectrum, several stocks disappointed in 2006. These included Superior Industries, a supplier of auto parts; Hubbell, a diversified manufacturer that ran into a channel inventory problem; and UnumProvident, a disability insurer in the midst of a financial turnaround. Fortunately, their position sizes tended to be smaller, so their impact was muted.

What is your outlook?
   Our outlook for the economy and for the stock market remains somewhat cautious. Economic growth is unsteady, and the present cycle seems a bit extended to us. While it is possible that the Fed may be done raising interest rates in the near term, we are closely watching economic growth for signs of an extended slowdown.

Finally, valuations in the stock market did not appear reasonable to us at the end of 2006, so we are placing an emphasis on those stocks with compelling valuations. While this outlook is not unique, it does imply an emphasis on a somewhat cautious approach for the foreseeable future. In our view, the most attractive investments – and those which satisfy the Fund's need for safety – can be found in special situations.

MassMutual Select Mid-Cap Value Fund Industry Table (% of Net Assets) on 12/31/06
Commercial Services	11.4%
Insurance	10.8%
Electrical Equipment & Electronics	10.8%
Retail	9.0%
Chemicals	7.0%
Machinery & Components	6.1%
Foods	5.8%
Advertising	4.6%
Apparel, Textiles & Shoes	3.7%
Medical Supplies	3.6%
Banking, Savings & Loans	3.1%
Automotive & Parts	2.6%
Financial Services	2.4%
Home Construction, Furnishings & Appliances	2.2%
Data Processing & Preparation	2.0%
Computer Integrated Systems Design	1.9%
Computers & Information	1.5%
Restaurants	1.3%
Pharmaceuticals	1.0%
Industrial - Diversified	1.0%
Oil & Gas	1.0%
Entertainment & Leisure	0.9%
Beverages	0.9%
Healthcare	0.9%
Toys, Games	0.4%
Short-Term Investments and Other Assets and Liabilities	4.1%
100.0%

MassMutual Select Mid-Cap Value Fund Largest Stock Holdings (% of Net Assets) on 12/31/06
Hain Celestial Group, Inc.	3.7%
Mettler-Toledo International, Inc.	3.6%
Entegris, Inc.	3.6%
American Power Conversion Corp.	3.3%
International Flavors & Fragrances, Inc.	3.2%
Catalina Marketing Corp.	3.1%
MoneyGram International, Inc.	3.1%
Dover Corp.	2.9%
G&K Services, Inc. Cl. A	2.6%
Pall Corp.	2.5%

MassMutual Select Mid-Cap Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Mid-Cap Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the Russell Midcap Value Index.

MassMutual Select Mid-Cap Value Fund
Total Return

Since Inception 8/29/06 - 12/31/06
Class S	14.50%
Class A	14.27%
Class A (sales load deducted)*	7.70%
Class Y	14.42%
Class L	14.47%
Class N	14.22%
Class N (CDSC fees deducted)*	13.22%
Russell Midcap Value Index	10.75%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Small Cap Value Equity Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Small Cap Value Equity Fund – and who is the Fund's sub-adviser?
   This Fund seeks to maximize total return through investment primarily in small-capitalization equity securities. The Fund's sub-adviser is SSgA Funds Management, Inc. (SSgA).

How did the Fund perform during the nine months ended December 31, 2006?
   Since the Fund's inception on March 31, 2006, its Class S shares returned 9.74%, outpacing the 9.13% return of the Russell 2000® Value Index, a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index Companies with lower price-to-book ratios and lower forecasted growth rates.

What was the investment backdrop during the period?
   The second quarter proved to be a challenging environment for investors. Increased volatility amid drastic return swings and concerns over the May meeting of the Federal Open Market Committee ("FOMC") influenced the market, which seemed to lack any clear direction. Stocks continued trending upward in April before reversing sharply in May. June finished up the quarter slightly positive. The S&P 500® Index finished with a 1.4% loss for the second quarter. Investors turned away from smaller stocks when monetary policy uncertainty drove volatility higher in May and June. Growth stocks trailed value issues.

The third quarter brought solid returns across global markets; the S&P 500 Index gained 5.7% for the period. The pause in U.S. rate hikes in August reinforced optimism that economic activity would achieve a soft landing, and a sharp September break in commodity prices eased inflation fears. Crude oil prices peaked during the summer on a range of supply concerns, but soon tumbled as rising inventories confronted a lack of severe weather. As investors narrowed their focus to large companies that could best withstand an economic slowdown and a potential rise in volatility, smaller stocks lagged behind large-cap issues. Global financial markets enjoyed a very strong fourth quarter. Equities showed little concern for the comments by the Federal Reserve regarding inflation risks, as steady takeover activity reflected buoyant liquidity conditions and kept sentiment positive. The Dow Jones Industrial AverageSM achieved a string of record highs, ending 2006 just below 12,500. Signs of recovery in some categories of large-cap stocks did little for the relative performance of growth-oriented stocks, as fresh strength in financial issues boosted value benchmarks.

What factors contributed to the Fund's performance?
   Stock selection was positive in the second quarter and the main contributor to relative returns. The Fund's stock selection was most favorable in the electronic equipment and specialty retail industries. Conversely, Fund stock picks in the biotechnology and food/beverage industries hampered progress in the second quarter.

In the third quarter, the Fund's stock selection was less than favorable, although stock selections in computer hardware/business machines and the forest products/paper industries added to the bottom line. Conversely, stock selection in the computer software and food/beverage industries provided the greatest drag on the Fund's results. In the closing three months of the year, stock selection was the primary driver of the Fund's relative returns. In particular, the Fund's investments in the food/beverage, construction and real property industries were major sources of strength. Hampering the Fund's progress, on the other hand, were its holdings in computer hardware and business machines.

What is your outlook?
   With the S&P 500 finishing a fourth year of solid positive returns, corporate profit margins running near historical highs and global financial conditions remaining warmly accommodative, it is easy to wonder if these positive influences can continue to bolster the markets through 2007. Equity valuations have begun to expand, but there is still potential for additional upside. Sentiment, while often tricky to measure, does not appear unduly exuberant. And volatility, although it seems to have plenty of room to rise, may remain under pressure as yield-hungry investors seek to profit from even the slightest market inefficiencies. Over 2007, we think equities may find it difficult to match the prosperity of 2006, but the positive trends of recent years seem unlikely to reverse quickly.

MassMutual Select Small Cap Value Equity Fund – Portfolio Manager Report (Continued)

MassMutual Select Small Cap Value Equity Fund Industry Table (% of Net Assets) on 12/31/06
Banking, Savings & Loans	14.2%
Financial Services	12.2%
Commercial Services	6.1%
Insurance	5.6%
Electrical Equipment & Electronics	4.4%
Energy	3.9%
Apparel, Textiles & Shoes	3.2%
Chemicals	2.9%
Electric Utilities	2.8%
Broadcasting, Publishing & Printing	2.5%
Communications	2.3%
Prepackaged Software	1.8%
Forest Products & Paper	1.8%
Telephone Utilities	1.7%
Foods	1.6%
Medical Supplies	1.6%
Automotive & Parts	1.5%
Retail	1.5%
Pharmaceuticals	1.4%
Transportation	1.4%
Computers & Information	1.3%
Healthcare	1.1%
Restaurants	1.1%
Manufacturing	1.0%
Metals & Mining	0.9%
Heavy Construction	0.9%
Home Construction, Furnishings & Appliances	0.9%
Machinery & Components	0.7%
Building Materials & Construction	0.7%
Aerospace & Defense	0.7%
Computer Integrated Systems Design	0.7%
Data Processing & Preparation	0.6%
Heavy Machinery	0.6%
Computer Programming Services	0.5%
Household Products	0.5%
Industrial – Diversified	0.5%
Information Retrieval Services	0.5%
Beverages	0.5%
Entertainment & Leisure	0.5%
Lodging	0.4%
Miscellaneous	0.4%
Air Transportation	0.4%
Computer & Other Data Processing Service	0.3%
Computer Related Services	0.3%
Containers	0.3%
Tobacco	0.3%
Computer Software & Processing	0.3%
Oil & Gas	0.2%
Toys, Games	0.2%
Computer Maintenance & Repair	0.2%
Cosmetics & Personal Care	0.2%
Environmental Controls	0.1%
Food Retailers	0.1%
Real Estate	0.1%
Short-Term Investments and Other Assets and Liabilities	7.6%
100.0%

MassMutual Select Small Cap Value Equity Fund Largest Stock Holdings (% of Net Assets) on 12/31/06
Big Lots, Inc.	0.7%
FirstMerit Corp.	0.7%
Greif, Inc. Cl. A	0.7%
Nicor, Inc.	0.7%
Apollo Investment Corp.	0.7%
Payless ShoeSource, Inc.	0.6%
Imation Corp.	0.6%
Cleveland-Cliffs, Inc.	0.6%
NBTY, Inc.	0.6%
Newcastle Investment Corp. REIT	0.6%

MassMutual Select Small Cap Value Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Small Cap Value Equity Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the Russell 2000 Value Index.

MassMutual Small Cap Value Equity Fund
Total Return

Since Inception 3/31/06 - 12/31/06
Class S	9.74%
Class A	9.32%
Class A (sales load deducted)*	3.04%
Class Y	9.61%
Class L	9.61%
Class N	9.10%
Class N (CDSC fees deducted)*	8.10%
Russell 2000 Value Index	9.13%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Small Company Value Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Small Company Value Fund – and who are the Fund's sub-advisers?
   The Fund seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of smaller companies. The Fund is managed by three sub-advisers, each being responsible for a portion of the portfolio, but not necessarily equal weighted. The Fund's sub-advisers include Clover Capital Management, Inc. (Clover), T. Rowe Price Associates, Inc. (T. Rowe Price) and EARNEST Partners, LLC (Earnest Partners).

How did the Fund perform during the 12 months ended December 31, 2006?
   The Fund's Class S shares returned 14.97%, underperforming the 18.37% return of the Russell 2000® Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

What was the investment background during the period?  The U.S. stock market produced solid gains in the first three months of 2006. Despite the specter of rising short-term interest rates, stocks drew support from healthy corporate profit growth, better-than-expected economic data, and lively merger activity. Small-cap stocks led the market's advance, while mid-cap stocks outpaced large-cap names. Value and growth stocks were mixed during the quarter, but value shares generally outperformed. In an about-face, U.S. stocks fell in the second quarter, erasing much of the market's first quarter gains. Inflation concerns surfaced as record-high commodity prices filtered through to the retail level, producing surprisingly strong increases in the Consumer Price Index. Consequently, the Federal Reserve ("Fed") indicated that further interest rate increases were likely. The combination of higher inflation and rising interest rates put downward pressure on stocks. Small-cap stocks suffered the largest declines, while larger-company stocks held up the best. Value shares comfortably outpaced growth issues across all market capitalizations.

The U.S. equity market posted positive returns during the third quarter, as investors took an optimistic view of economic and geopolitical events. Leading the list were declining energy prices, a gradually improving Middle Eastern landscape and the eventual completion of a long series of interest rate increases from the Fed. Equity benchmark returns were unanimously positive. The fourth quarter was a very strong one for the market and for small stocks in particular. Investors looked past the potential threat of a more economically difficult 2007 and bid stocks higher, in some cases indiscriminately. During the period, value stocks outperformed growth stocks across all capitalizations.

What factors contributed to the Fund's performance?  During the first quarter, sector weightings drove much of the portfolio's outperformance, but stock selection – especially in the energy and health care sectors – also contributed to the Fund's bottom line. Performance was also fueled by stock selection in the financials and consumer discretionary sectors. Turning to the second quarter, stock selection in the consumer staples and utilities sectors boosted performance. In addition, merger and acquisition activity helped to drive the Fund's results. Three companies, Alderwoods Group, Aviall Inc., and NRG Energy, all received bids representing significant premiums relative to their prior prices. Favorable stock selection in the information technology sector and an overweight position in energy stocks also contributed positively to performance relative to the Russell 2000 Index, while poor stock picks among industrial and business services stocks detracted from relative results.

Stock selection in the energy sector was the Fund's most positive factor in the third quarter of 2006, as a focus on the exploration, production and refining industries aided performance. Selection in several sectors offset this strength, including information technology, where poor picks in the software industry impacted results. Merger activity aided results during the quarter, however, as three companies, Reckson Associates, Giant Industries and NS Group, received bids. Lower-quality companies continued to outperform higher quality ones, by almost any measure. Additionally, a relative overweight position in energy and a relative underweight position in financials (particularly REITs – real estate investment trusts) detracted from performance. REITs, in general, continued to outperform the broad market in the third quarter, despite softness in many real estate sectors and the

MassMutual Select Small Company Value Fund – Portfolio Manager Report (Continued)

fact that REIT valuations relative to the broad market were at record-high levels. The fourth quarter was one of mixed success. The portfolio participated in the strong market action and produced solid absolute returns driven by double-digit gains in the materials, consumer staples and energy sectors. A number of holdings across the portfolio performed well, such as Eaton Vance, a provider of mutual funds, and men's apparel manufacturer Phillips-Van Heusen. Only a few stocks, such as Covance, a contract research organization, posted negative returns in the final three months of 2006.

What is your outlook?
   While we're generally positive on equities in 2007, we believe stocks will have to swim against the currents of a gradual slowdown in the economy in general and corporate profit growth in particular – plus contend with geopolitical instability. If profits were to slow, then investors may have to rely on multiple expansions to continue to see outsized gains in stocks. Some factors working in equities' favor as 2006 came to a close were stocks' attractiveness relative to bonds and the fact that interest rates were low – and seemingly unlikely to increase significantly in the near term.

MassMutual Select Small Company Value Fund – Portfolio Manager Report (Continued)

MassMutual Select Small Company Value Fund Industry Table (% of Net Assets) on 12/31/06
Commercial Services	10.7%
Financial Services	9.5%
Energy	8.9%
Banking, Savings & Loans	8.8%
Electrical Equipment & Electronics	7.5%
Insurance	6.2%
Transportation	3.6%
Chemicals	3.3%
Machinery & Components	2.9%
Apparel, Textiles & Shoes	2.6%
Metals & Mining	2.5%
Forest Products & Paper	2.5%
Electric Utilities	2.3%
Pharmaceuticals	2.2%
Retail	2.1%
Prepackaged Software	1.6%
Medical Supplies	1.6%
Home Construction, Furnishings & Appliances	1.5%
Restaurants	1.4%
Automotive & Parts	1.3%
Industrial – Diversified	1.3%
Healthcare	1.2%
Communications	1.1%
Computer Related Services	0.9%
Air Transportation	0.9%
Building Materials & Construction	0.9%
Heavy Machinery	0.9%
Broadcasting, Publishing & Printing	0.8%
Foods	0.7%
Computer Integrated Systems Design	0.7%
Manufacturing	0.7%
Entertainment & Leisure	0.6%
Heavy Construction	0.5%
Consumer Products	0.5%
Lodging	0.5%
Tobacco	0.5%
Telephone Utilities	0.4%
Household Products	0.4%
Aerospace & Defense	0.3%
Oil & Gas	0.2%
Food Retailers	0.2%
Data Processing & Preparation	0.2%
Information Retrieval Services	0.2%
Cosmetics & Personal Care	0.2%
Containers	0.1%
Short-Term Investments and Other Assets and Liabilities	2.1%
100.0%

MassMutual Select Small Company Value Fund Largest Stock Holdings (% of Net Assets) on 12/31/06
Cabot Oil & Gas Corp. Cl. A	1.2%
Aaron Rents, Inc.	1.1%
Phillips-Van Heusen Corp.	0.8%
Kilroy Realty Corp.	0.8%
Landstar System, Inc.	0.8%
Penn Virginia Corp.	0.8%
East West Bancorp, Inc.	0.7%
ProAssurance Corp.	0.7%
Bucyrus International, Inc. Cl. A	0.7%
TETRA Technologies, Inc.	0.7%

MassMutual Select Small Company Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Small Company Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Russell 2000 Index.

MassMutual Select Small Company Value Fund
Total Return

	One Year 1/1/06 - 12/31/06	Five Year Average Annual 1/01/02 - 12/31/06	Since Inception Average Annual 12/31/01 - 12/31/06
Class S	14.97%	12.48%	12.47%
Class A	14.46%	11.97%	11.97%
Class A (sales load deducted)*	7.88%	10.65%	10.65%
Class Y	14.93%	12.41%	12.40%
Class L	14.75%	12.23%	12.22%
Russell 2000 Index	18.37%	11.39%	11.15%

Hypothetical Investments in MassMutual Select Small Company Value Fund Class N, Class N (CDSC fees deducted) and the Russell 2000 Index.

MassMutual Select Small Company Value Fund
Total Return

	One Year 1/1/06 - 12/31/06	Since Inception Average Annual 12/31/02 - 12/31/06
Class N	14.14%	19.11%
Class N (CDSC fees deducted)*	13.14%	19.11%
Russell 2000 Index	18.37%	21.23%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Small Cap Core Equity Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Small Cap Core Equity Fund – and who is the Fund's sub-adviser?
   This Fund seeks long-term growth of capital through investment primarily in small-capitalization equity securities. The Fund's sub-adviser is Goldman Sachs Asset Management, L.P. (GSAM).

How did the Fund perform during the nine months ended December 31, 2006?
   Since the Fund's inception on March 31, 2006, its Class S shares returned 3.71%, trailing the 4.23% return of the Russell 2000® Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

What was the investment background during the period?  The second quarter saw a turnaround in the fortunes of the equity markets (on the heels of a strong first quarter), as investor uncertainty, caused in part by global unrest and rising oil prices, led many of the markets lower. In fact, the Dow Jones Industrial AverageSM was the only broad domestic equity benchmark to post a return in positive territory, with its 0.37% advance.

Both the stock and bond markets saw good returns in the third quarter of 2006. Markets held up well on news of the Federal Reserve's ("Fed's") decision to hold interest rates steady in both August and September, falling crude oil prices and favorable readings in some key inflation measures. Foreign stocks also fared well. In most cases, stocks outperformed bonds – although moderating inflation readings and expectations of a slowing economy were particularly helpful to the bond market. Domestic stocks forged higher once again during the fourth quarter, reaching some notable milestones along the way. The U.S. dollar weakened slightly during the period, supporting the returns of foreign stocks and helping the MSCI® EAFE® Index to rise 10.35%. The factors that initially triggered the summer stock market rally continued to support stock prices during the final quarter of 2006 – namely, the Fed's extended pause with regard to interest rate increases and lower crude oil prices.

What factors contributed to the Fund's performance?  Returns to our investment themes were positive overall in the second quarter of 2006. Valuation was the best-performing theme, as inexpensive companies outperformed their more richly valued industry counterparts. Other investment themes, including Profitability, Management Impact, Analyst Sentiment and Momentum also added value, albeit less significantly. Meanwhile, earnings quality was relatively flat for the quarter. Among sectors, stock selection was positive overall. The Fund's holdings in the consumer discretionary and information technology sectors helped performance. Conversely, holdings in the energy and materials sectors detracted the most from excess returns.

During the third quarter, returns to our investment themes were again positive overall. Earnings Quality and Valuation were the best-performing themes, as inexpensive companies with sustainable sources of earnings outperformed their more richly valued industry counterparts. Profitability also added value for the quarter. On the downside, Momentum was the biggest detractor from relative returns, followed by Management Impact and Analyst Sentiment. Among sectors, stock selection was positive overall for the period. The Fund's holdings in the consumer discretionary and materials sectors outpaced their peers in the benchmark the most. Conversely, stock picks in the financials and consumer staples sectors detracted the most from excess returns. In the fourth quarter, the results from our investment themes were mixed, but negative overall. Earnings Quality was the worst performer, as companies with sustainable sources of earnings underperformed their industry counterparts. Analyst Sentiment also detracted from results, but to a lesser extent. On the upside, Valuation was the biggest positive contributor to excess returns, while Profitability, Momentum and Management Impact also added value, albeit less significantly. Among sectors, stock selection was negative overall for the period. The Fund's holdings in the consumer discretionary sector lagged their peers in the benchmark the most, while stock picks in the health care sector outpaced their peers in the benchmark the most.

MassMutual Select Small Cap Core Equity Fund – Portfolio Manager Report (Continued)

What is your outlook?
   Looking ahead, our view is that cheaper stocks may outpace more expensive ones and good momentum stocks have the potential to do better than poor momentum stocks. We also prefer companies about which fundamental research analysts are becoming more positive – and firms that are profitable, have sustainable earnings and use their capital to enhance shareholder value. As such, we anticipate remaining fully invested and expect that the value we add over time may be due to stock selection, rather than sector or size allocations.

MassMutual Select Small Cap Core Equity Fund – Portfolio Manager Report (Continued)

MassMutual Select Small Cap Core Equity Fund Industry Table (% of Net Assets) on 12/31/06
Banking, Savings & Loans	8.9%
Financial Services	8.4%
Pharmaceuticals	6.5%
Commercial Services	5.4%
Electrical Equipment & Electronics	5.4%
Communications	5.0%
Energy	4.3%
Retail	3.9%
Prepackaged Software	3.8%
Restaurants	3.5%
Medical Supplies	3.2%
Computer Integrated Systems Design	3.2%
Insurance	3.0%
Automotive & Parts	2.7%
Apparel, Textiles & Shoes	2.5%
Chemicals	2.2%
Foods	1.8%
Healthcare	1.8%
Electric Utilities	1.7%
Broadcasting, Publishing & Printing	1.4%
Home Construction, Furnishings & Appliances	1.4%
Information Retrieval Services	1.3%
Real Estate	1.2%
Telephone Utilities	1.1%
Machinery & Components	1.1%
Industrial – Diversified	1.1%
Manufacturing	1.1%
Forest Products & Paper	1.1%
Transportation	1.1%
Building Materials & Construction	1.0%
Metals & Mining	1.0%
Computer Programming Services	0.9%
Data Processing & Preparation	0.9%
Heavy Machinery	0.9%
Beverages	0.8%
Heavy Construction	0.7%
Aerospace & Defense	0.5%
Computer Related Services	0.5%
Lodging	0.5%
Entertainment & Leisure	0.5%
Food Retailers	0.3%
Internet Software	0.2%
Tobacco	0.2%
Computers & Information	0.2%
Toys, Games	0.1%
Advertising	0.1%
Cosmetics & Personal Care	0.1%
Short-Term Investments and Other Assets and Liabilities	1.5%
100.0%

MassMutual Select Small Cap Core Equity Fund Largest Stock Holdings (% of Net Assets) on 12/31/06
Polycom, Inc.	1.5%
Jack in the Box, Inc.	1.4%
Immucor, Inc.	1.3%
AMERIGROUP Corp.	1.3%
Belden CDT, Inc.	1.3%
Downey Financial Corp.	1.3%
Mentor Graphics Corp.	1.3%
Umpqua Holdings Corp.	1.3%
Marvel Entertainment, Inc.	1.3%
Atmel Corp.	1.2%

MassMutual Select Small Cap Core Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Small Cap Core Equity Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the Russell 2000 Index.

MassMutual Select Small Cap Core Equity Fund
Total Return

Since Inception 3/31/06 - 12/31/06
Class S	3.71%
Class A	3.37%
Class A (sales load deducted)*	–2.57%
Class Y	3.78%
Class L	3.56%
Class N	3.20%
Class N (CDSC fees deducted)*	2.20%
Russell 2000 Index	4.23%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Mid Cap Growth Equity Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Mid Cap Growth Equity Fund – and who is the Fund's sub-adviser?
   This Fund seeks long-term capital growth by investing, under normal conditions, at least 80% of its net assets in stocks of companies with market capitalizations, at the time of purchase, that fall within the range of companies in either the S&P MidCap 400® Index or the Russell MidCap® Growth Index (as of January 31, 2006, between $468 million and $23.8 billion). The Fund's sub-adviser is Navellier & Associates, Inc. (Navellier).

How did the Fund perform during the 12 months ended December 31, 2006?
   The Fund's Class S shares returned 5.97%, underperforming the 16.17% return of the Russell 2500 Index, a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies.

What was the investment background during the period?
   In the first quarter of 2006, most U.S. stock indexes posted strong gains, as solid growth in corporate profits and signs of an uptick in overall economic activity helped to boost share prices. The second quarter saw a turnaround in the fortunes of the equity markets, as investor uncertainty (caused in part by global unrest and rising oil prices) led many of the markets lower. In fact, the Dow Jones Industrial AverageSM was the only broad domestic equity benchmark to post a return in positive territory, advancing 0.37%.

Both the stock and bond markets saw good returns in the third quarter of 2006. Markets held up well on news of the Federal Reserve's ("Fed's") decision to hold interest rates steady in both August and September, falling crude oil prices and favorable readings in some key inflation measures. Foreign stocks also fared well. Domestic stocks forged higher once again during the fourth quarter, reaching some notable milestones along the way. The U.S. dollar weakened slightly during the period, supporting the returns of foreign stocks and helping the MSCI® EAFE® Index to rise 10.35%. The factors that initially triggered the summer stock market rally continued to support stock prices during the final quarter of 2006 – namely, the Fed's extended pause in interest rate increases and lower crude oil prices.

What factors contributed to the Fund's performance?
   During the first quarter, the three sectors that contributed the most to portfolio performance were materials, energy and technology. Only two sectors detracted from the Fund's performance relative to the Fund's benchmark, the Russell 2500 Index – consumer discretionary and health care. In terms of portfolio structure at the end of the first quarter, the three sectors where the portfolio held the greatest overweight positions relative to the benchmark were technology, health care and materials. Conversely, the three sectors where the portfolio held its largest underweight positions were consumer discretionary, finance and consumer durables. During the second quarter, the Fund's holdings in the materials, consumer discretionary and durables sectors drove its overall performance. Conversely, the transportation, health care and finance sectors hampered the Fund's relative returns. As of June 30, 2006, the portfolio held its greatest overweight positions in the materials, technology and health care sectors. Conversely, the Fund's three largest underweight stakes were in the consumer discretionary, transportation and consumer staples sectors.

During the third quarter, the Fund's holdings in the technology and transportation sectors contributed the most to its relative performance, while the sectors that detracted the most from relative returns were consumer discretionary, durables and finance. Our stock selection modeling positioned the portfolio with an overweight allocation to the technology, utilities and finance sectors – with underweight positions in the consumer discretionary, consumer durables and materials sectors. Finally, despite the Fund's strong relative performance in December, it trailed the benchmark slightly for the fourth quarter due to unfavorable stock selection. Sectors that drove overall performance during the quarter included the Fund's holdings in finance, energy and materials. The consumer discretionary, staples and transportation sectors detracted the most from relative portfolio performance. With respect to sector weightings, at the close of 2006, the Fund held overweight allocations to the utilities, technology and materials sectors. Transportation, consumer discretionary and health care were the three sectors where the Fund held its greatest underweight positions.

MassMutual Select Mid Cap Growth Equity Fund – Portfolio Manager Report (Continued)

What is your outlook?
   Overall, we remain optimistic that the Fund has the potential to begin 2007 strongly. Rising trading volume (due to new pension funding) and favorable fourth quarter earnings could benefit our holdings. In addition, corporate stock buybacks remain robust, price-to-earnings ratios remain extremely low and merger news and potential is widespread. Furthermore, companies and private equity firms continue to buy many companies due to the fact that many sectors of the market are undervalued. As a result, 2007 may be a favorable year for the portfolio.

MassMutual Select Mid Cap Growth Equity Fund Industry Table (% of Net Assets) on 12/31/06
Commercial Services	8.2%
Metals & Mining	7.4%
Electrical Equipment & Electronics	6.9%
Computers & Information	6.7%
Retail	5.0%
Financial Services	5.0%
Telephone Utilities	4.2%
Real Estate	4.1%
Electric Utilities	4.1%
Prepackaged Software	3.8%
Pharmaceuticals	3.4%
Medical Supplies	3.2%
Insurance	3.1%
Energy	3.0%
Apparel, Textiles & Shoes	2.5%
Toys, Games	2.5%
Lodging	2.4%
Banking, Savings & Loans	2.4%
Healthcare	2.3%
Heavy Machinery	2.3%
Aerospace & Defense	2.0%
Computer Programming Services	1.8%
Data Processing & Preparation	1.4%
Chemicals	1.2%
Containers	1.2%
Household Products	1.1%
Manufacturing	1.1%
Communications	1.1%
Foods	1.0%
Cosmetics & Personal Care	0.9%
Machinery & Components	0.9%
Internet Content	0.8%
Short-Term Investments and Other Assets and Liabilities	3.0%
100.0%

MassMutual Select Mid Cap Growth Equity Fund Largest Stock Holdings (% of Net Assets) on 12/31/06
Celgene Corp.	2.5%
Nvidia Corp.	2.3%
MEMC Electronic Materials, Inc.	2.2%
Akamai Technologies, Inc.	2.1%
Nuance Communications, Inc.	2.1%
WellCare Health Plans, Inc.	2.0%
Chicago Mercantile Exchange Holdings, Inc.	2.0%
Allegheny Technologies, Inc.	2.0%
Rockwell Collins, Inc.	2.0%
CB Richard Ellis Group, Inc. Cl. A	1.9%

MassMutual Select Mid Cap Growth Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Mid Cap Growth Equity Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Russell 2500 Index.

MassMutual Select Mid Cap Growth Equity Fund
Total Return

	One Year 1/1/06 - 12/31/06	Five Year Average Annual 1/1/02 - 12/31/06	Since Inception Average Annual 5/3/99 - 12/31/06
Class S	5.97%	5.34%	2.22%
Class A	5.47%	4.85%	1.76%
Class A (sales load deducted)*	–0.60%	3.62%	0.98%
Class Y	5.90%	5.28%	2.16%
Class L	5.74%	5.11%	2.02%
Russell 2500 Index	16.17%	12.19%	11.11%

Hypothetical Investments in MassMutual Select Mid Cap Growth Equity Fund Class N, Class N (CDSC fees deducted) and the Russell 2500 Index.

MassMutual Select Mid Cap Growth Equity Fund
Total Return

	One Year 1/1/06 - 12/31/06	Since Inception Average Annual 12/31/02 - 12/31/06
Class N	5.15%	14.88%
Class N (CDSC fees deducted)*	4.15%	14.88%
Russell 2500 Index	16.17%	21.38%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Mid Cap Growth Equity II Fund – and who is the Fund's sub-adviser?
   This Fund seeks growth of capital over the long term by investing, under normal conditions, at least 80% of its net assets in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the Fund's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price), expects to grow at a faster rate than the average company. Mid-cap companies are defined as those whose market capitalizations, at the time of purchase, fall within the range of companies in either the S&P MidCap 400® Index or the Russell Midcap® Growth Index (as of January 31, 2006, between $468 million and $23.8 billion).

How did the Fund perform during the 12 months ended December 31, 2006?
   The Fund's Class S shares returned 7.55%, lagging the 10.31% return of the S&P MidCap 400 Index, a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies.

What was the investment background during the period?
   During the first six months of 2006, investors seemed to be taking notice of the risks to the market – moderation in economic growth, continued high commodity prices and global interest rate increases – all with a dramatic decline in risk premiums in recent years. As a result, the second quarter witnessed a change in investor psychology from risk-seeking to risk-averse. Traditional growth sectors like consumer discretionary, health care and information technology fared poorly in the second quarter and in the first half of the year. Cyclical and commodity-oriented stocks led the market in the first quarter and the early part of the second quarter. The continuation of Federal Reserve ("Fed") rate increases and the kindling of inflation fears then sent the U.S. equity market tumbling following the Federal Open Market Committee's May 10 meeting. However, the Fed's language from its June 29 meeting – suggesting a near end to its recent tightening campaign – led to a rally at the end of the quarter, with growth stocks participating.

Both the stock and bond markets saw good returns in the third quarter of 2006. Markets held up well on news of the Fed's decision to hold interest rates steady in both August and September, falling crude oil prices and favorable readings in some key inflation measures. Foreign stocks also fared well. Mid- and small-cap stocks lagged large caps during the quarter, and growth stocks underperformed value-oriented issues. Domestic stocks forged higher once again during the fourth quarter, reaching some notable milestones along the way. The factors that initially triggered the summer stock market rally continued to support stock prices during the final quarter of 2006 – namely, the Fed's extended pause with regard to interest rate increases and lower crude oil prices. In the fourth quarter, mid-cap stocks outperformed large caps – and growth stocks lagged value issues in all capitalization ranges.

What factors contributed to the Fund's performance?
   Stock selection in the information technology ("IT") sector and in industrials and business services companies detracted the most from the Fund's performance relative to its benchmark, the S&P MidCap 400 Index, for the six months ended June 30, 2006. Conversely, our stock choices in the consumer discretionary and energy sectors contributed positively to relative returns during the same period. In the IT sector, weak stock selection in the electronic equipment and instruments industry, among computers and peripherals companies and in the Internet software and services industry, all weighed on relative performance. The consumer discretionary sector produced the largest boost to the Fund's relative performance in the period on the strength of stock selection in household durables and media.

Turning to the second half of the year, stock selection detracted from the Fund's relative performance in the third quarter. Specifically, our stock picks within the consumer discretionary and information technology sectors were a drag on the Fund, although those negative effects were offset somewhat by our relatively strong selections in the industrials and business services sector and in telecommunications services. In the fourth quarter, the Fund's sector allocation decisions were the primary drivers for its underperformance relative to the benchmark. Specifically, the Fund's underweight positions in the materials and consumer discretionary sectors were the most significant

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio Manager Report (Continued)

detractors. Stock selection also contributed to relative underperformance, with our picks in the telecommunications and financials sectors detracting the most. Conversely, our stock selection in the consumer discretionary sector and the Fund's underweight position in the consumer staples sector helped boost relative returns.

What is your outlook?
   Despite our cautious view of the economy, we remain optimistic. Valuations remain reasonable, and mid-cap stocks continue to offer attractive balance sheets, business models and growth prospects.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio Manager Report (Continued)

MassMutual Select Mid Cap Growth Equity II Fund Industry Table (% of Net Assets) on 12/31/06
Electrical Equipment & Electronics	9.4%
Commercial Services	7.6%
Pharmaceuticals	7.0%
Retail	6.0%
Communications	5.2%
Healthcare	5.0%
Financial Services	4.8%
Prepackaged Software	4.5%
Energy	4.4%
Medical Supplies	4.1%
Advertising	3.9%
Machinery & Components	3.6%
Computers & Information	2.9%
Computer Integrated Systems Design	2.5%
Insurance	2.1%
Aerospace & Defense	2.0%
Lodging	1.8%
Metals & Mining	1.8%
Transportation	1.8%
Telephone Utilities	1.5%
Banking, Savings & Loans	1.5%
Computer Related Services	1.4%
Information Retrieval Services	1.4%
Home Construction, Furnishings & Appliances	1.2%
Computer Programming Services	1.1%
Air Transportation	1.0%
Restaurants	1.0%
Automotive & Parts	1.0%
Industrial – Diversified	0.8%
Heavy Machinery	0.7%
Manufacturing	0.7%
Foods	0.7%
Entertainment & Leisure	0.5%
Telecommunications	0.4%
Apparel, Textiles & Shoes	0.4%
Computer & Other Data Processing Service	0.3%
Broadcasting, Publishing & Printing	0.3%
Electric Utilities	0.3%
Cosmetics & Personal Care	0.2%
Beverages	0.2%
Data Processing & Preparation	0.2%
Chemicals	0.2%
Retail – Grocery	0.2%
Industrial – Distribution	0.1%
Household Products	0.1%
Heavy Construction	0.1%
Containers	0.1%
Short-Term Investments and Other Assets and Liabilities	2.0%
100.0%

MassMutual Select Mid Cap Growth Equity II Fund Largest Stock Holdings (% of Net Assets) on 12/31/06
Rockwell Collins, Inc.	1.3%
Crown Castle International Corp.	1.2%
Lamar Advertising Co.	1.2%
Roper Industries, Inc.	1.2%
American Tower Corp. Cl. A	1.1%
Cephalon, Inc.	1.1%
International Game Technology	1.1%
Smith International, Inc.	1.1%
Manpower, Inc.	1.0%
XTO Energy, Inc.	1.0%

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Mid Cap Growth Equity II Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the S&P MidCap 400 Index.

MassMutual Select Mid Cap Growth Equity II Fund
Total Return

	One Year 1/1/06 - 12/31/06	Five Year Average Annual 1/1/02 - 12/31/06	Since Inception Average Annual 6/1/00 - 12/31/06
Class S	7.55%	9.42%	7.73%
Class A	6.97%	8.87%	7.19%
Class A (Sales load deducted)*	0.82%	7.59%	6.23%
Class Y	7.45%	9.33%	7.65%
Class L	7.28%	9.16%	7.47%
S&P MidCap 400 Index	10.31%	10.88%	9.55%

Hypothetical Investments in MassMutual Select Mid Cap Growth Equity II Fund Class N, Class N (CDSC fees deducted) and the S&P MidCap 400 Index.

MassMutual Select Mid Cap Growth Equity II Fund
Total Return

	One Year 1/1/06 - 12/31/06	Since Inception Average Annual 12/31/02 - 12/31/06
Class N	6.68%	17.91%
Class N (CDSC fees deducted)*	5.69%	17.91%
S&P MidCap 400 Index	10.31%	18.49%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P MidCap 400 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Small Cap Growth Equity Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Small Cap Growth Equity Fund – and who are the Fund's sub-advisers?
   This Fund seeks long-term capital appreciation by investing primarily in common stocks and equity securities of smaller companies that the Fund's sub-advisers believe offer potential for long-term growth. The Fund's sub-advisers are Wellington Management Company, LLP (Wellington) and Waddell & Reed Investment Management Company (Waddell & Reed). Each sub-adviser is responsible for a portion of the portfolio, but not necessarily equal weighted.

How did the Fund perform during the 12 months ended December 31, 2006?
   The Fund's Class S shares returned 9.49%, trailing the 18.37% return of the Russell 2000® Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

What was the investment background during the period?
   U.S. equity markets generally moved higher in the first quarter, supported by strength in corporate earnings, a solidifying global economy and benign inflation. Small caps outperformed their larger-cap peers for the quarter – all sectors within the Russell 2000 Index (also, the "benchmark") had positive returns. Turning to the second quarter, domestic equity markets moved lower, driven by inflationary fears, higher interest rates and concerns about a slowing economy. Small-cap stocks underperformed both mid and large caps. From a sector perspective, performance within the benchmark was tilted in favor of defensively oriented sectors. The energy, utilities and consumer staples sectors performed best, whereas information technology, health care and consumer discretionary lagged the benchmark.

Equity markets generally increased during the third quarter, as declining energy prices and a halt in interest rate hikes by the Federal Reserve ("Fed") offset a slowing housing market. Small-cap stocks outperformed mid caps and underperformed large caps, when measured using the Russell 2000, S&P 400® Mid Cap and S&P 500® Indexes. Domestic stocks forged higher once again during the fourth quarter, and many major indexes reached some notable milestones along the way. The factors that initially triggered the summer stock market rally continued to support stock prices during the final quarter of 2006 – namely, the Fed's extended pause with regard to interest rate increases and lower crude oil prices.

What factors contributed to the Fund's performance?
   The vast majority of the Fund's underperformance in the first quarter came as a result of poor stock selection in the industrials sector. While heavy machinery and general industrial stocks in the benchmark were reaching new highs, the portfolio suffered from across-the-board underperformance in transportation-related stocks. On the upside, the financials sector excelled in the first quarter, due to underexposure (relative to the benchmark) to banks and thrifts and overexposure to investment managers and stock exchanges. Turning to the second quarter, stock selection in the information technology sector hurt relative performance during the period. Conversely, strong stock selection in the consumer discretionary, industrials and health care sectors contributed to the Fund's results.

During the third quarter, the portfolio experienced broad-based strength in the information technology sector. Strong stock selection across the transportation/airline, commercial services and capital goods industrial sub-sectors also provided the Fund with strength during the period. Conversely, stock selection in industrials hampered the Fund's performance, as several transportation holdings fell due to concerns regarding a weakening U.S. economy. Within energy, lower oil prices and concerns of slowing demand negatively impacted some of the portfolio's holdings and lower-than-benchmark exposure to the financials sector also detracted from performance. Finally, in the fourth quarter, the portfolio had solid results in telecommunication services and industrials, and there were a number of strong performers in the consumer discretionary sector. Positive stock selection in the materials and information technology sectors also benefited the portfolio as 2006 came to a close. On the other hand, health care holdings underperformed, and a few specialty pharmaceutical companies faced new potential competition for key drugs.

MassMutual Select Small Cap Growth Equity Fund – Portfolio Manager Report (Continued)

What is your outlook?
   We are neither decidedly bullish nor bearish about the economy. We are, however, cautious about the prospects for growth in the first half of 2007 – which may force us to pare back our exposure to more economically sensitive sectors.

Although the market seems to teeter on every new macroeconomic data point, we expect the Fund's relative performance will be largely driven by stock selection as opposed to sector allocation. Consequently, we are focused on those companies that have unique business models, special market opportunities, and may deliver growth regardless of the economic cycle.

MassMutual Select Small Cap Growth Equity Fund – Portfolio Manager Report (Continued)

MassMutual Select Small Cap Growth Equity Fund Industry Table (% of Net Assets) on 12/31/06
Commercial Services	9.2%
Prepackaged Software	9.2%
Healthcare	5.6%
Energy	4.7%
Transportation	4.6%
Medical Supplies	3.9%
Entertainment & Leisure	3.7%
Electrical Equipment & Electronics	3.5%
Retail	3.5%
Data Processing & Preparation	3.4%
Financial Services	3.4%
Pharmaceuticals	3.3%
Automotive & Parts	3.1%
Computers & Information	3.0%
Insurance	2.6%
Banking, Savings & Loans	2.5%
Heavy Machinery	2.2%
Apparel, Textiles & Shoes	2.0%
Computer Related Services	1.9%
Chemicals	1.6%
Foods	1.5%
Advertising	1.4%
Machinery & Components	1.4%
Telephone Utilities	1.3%
Computer & Other Data Processing Service	1.3%
Information Retrieval Services	1.3%
Air Transportation	1.1%
Broadcasting, Publishing & Printing	1.1%
Lodging	1.0%
Home Construction, Furnishings & Appliances	1.0%
Communications	1.0%
Metals & Mining	0.9%
Restaurants	0.8%
Household Products	0.7%
Aerospace & Defense	0.5%
Computer Integrated Systems Design	0.5%
Computer Maintenance & Repair	0.4%
Cosmetics & Personal Care	0.3%
Electric Utilities	0.3%
Internet Software	0.2%
Building Materials & Construction	0.1%
Consumer Services	0.1%
Short-Term Investments and Other Assets and Liabilities	4.9%
100.0%

MassMutual Select Small Cap Growth Equity Fund Largest Stock Holdings (% of Net Assets) on 12/31/06
FactSet Research Systems, Inc.	2.4%
iShares Russell 2000 Growth Index Fund	2.4%
Blackbaud, Inc.	2.1%
ITT Educational Services, Inc.	1.9%
Gaylord Entertainment	1.8%
Kansas City Southern	1.8%
LKQ Corp.	1.5%
Checkfree Corp.	1.5%
Allscripts Healthcare Solutions, Inc.	1.5%
Healthways, Inc.	1.5%

MassMutual Select Small Cap Growth Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Small Cap Growth Equity Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Russell 2000 Index.

MassMutual Select Small Cap Growth Equity Fund
Total Return

	One Year 1/1/06 - 12/31/06	Five Year Average Annual 1/1/02 - 12/31/06	Since Inception Average Annual 5/3/99 - 12/31/06
Class S	9.49%	8.34%	8.32%
Class A	8.91%	7.75%	7.74%
Class A (sales load deducted)*	2.65%	6.48%	6.91%
Class Y	9.32%	8.19%	8.17%
Class L	9.15%	8.03%	8.00%
Russell 2000 Index	18.37%	11.39%	9.50%

Hypothetical Investments in MassMutual Select Small Cap Growth Equity Fund Class N, Class N (CDSC fees deducted) and the Russell 2000 Index.

MassMutual Select Small Cap Growth Equity Fund
Total Return

	One Year 1/1/06 - 12/31/06	Since Inception Average Annual 12/31/02 - 12/31/06
Class N	8.51%	18.01%
Class N (CDSC fees deducted)*	7.51%	18.01%
Russell 2000 Index	18.37%	21.23%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Small Company Growth Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Small Company Growth Fund – and who are the Fund's sub-advisers?
   The Fund seeks long-term capital appreciation by investing primarily in common stocks and equity securities of smaller companies which the Fund's sub-advisers believe offer potential for long-term growth. The Fund is managed by two sub-advisers, each being responsible for a portion of the portfolio, but not necessarily equal weighted. The sub-advisers are Mazama Capital Management, Inc. (Mazama) and Eagle Asset Management, Inc. (Eagle).

How did the Fund perform during the 12 months ended December 31, 2006?
   The Fund's Class S shares returned 15.44%, trailing the 18.37% return of the Russell 2000® Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

What was the investment background during the period?
   In the first quarter, the U.S. stock market posted positive investment results across all major market capitalization and style segments. Large-cap stocks lagged, but finally managed to recover. While mid-cap growth and value stocks performed in line with each other, small-cap growth stocks outperformed their value counterparts during the quarter. Meanwhile, the U.S. economy began its fifth year of expansion, as corporate profits proved more than adequate to shoulder the burden of higher oil prices. The Federal Reserve ("Fed") continued its fight against the threat of inflation by twice raising the federal funds target rate. Domestic equities corrected in the second quarter, with small-cap and growth stocks declining most. Concerns about energy and commodity prices, questions about the widespread practice of options backdating, and further increases in the federal funds rate prevailed in investors' minds over strong fundamental performance and a strong economy.

Domestic equity markets staged an impressive rally in the third quarter, as falling energy costs, the end of Fed tightening and a rally in the bond market offset continued fears of a housing-induced recession. Unfortunately, the small-cap growth market did not partake in the third quarter rally, as the Russell 2000 Growth Index declined slightly, while both the Russell 2000 Value and the S&P 500® Indexes advanced. The broad rally of the fourth quarter capped off a solid year for equity markets. In both the fourth quarter and full-year 2006, value outperformed growth and the smaller portion of the market capitalization range tended to outperform the larger portion. Finally, 2006 was the busiest year on record for mergers and acquisitions, as deal volume exceeded $3.4 trillion for the year.

What factors contributed to the Fund's performance?
   During the first quarter, every major sector finished with positive returns in both the portfolio and the Russell 2000 Index (the Fund's benchmark). Top-performing sectors were producer durables and materials/processing. The portfolio also benefited from takeovers of Datastream and Duratek. Conversely, worst-performing sectors relative to the benchmark were technology and energy – though the Fund had solid absolute returns in both. During the second quarter, the sectors that contributed the most to performance were industrials and energy. The Fund also had strong relative returns in information technology. The Fund's worst-performing sector in the second quarter was health care, where its investments in health care equipment and biotechnology lagged.

In the third quarter, the Fund's performance was driven in no small part by takeover activity in small-cap companies. The portfolio had four holdings that were taken over during the quarter: Delta & Pine, McDATA, NS Group and msystems. Strong security selection within the producer durables and consumer discretionary sectors also fueled portfolio performance during the period. With respect to the Fund's relative performance, the most successful sectors were information technology and industrials. On both an absolute and a relative basis, the top-performing sectors were health care and financials. Conversely, the worst-performing sectors in the third quarter were energy and health care. Takeover activity in the small-cap portion of the market, a trend that was very beneficial to the Fund earlier in the year, continued during the fourth quarter. Two of the Fund's holdings, Per-Se and Horizon Health, were acquired by other companies during the period. On the downside, the worst-performing sectors on a relative basis were information technology and consumer discretionary, though both provided positive absolute returns during the fourth quarter.

MassMutual Select Small Company Growth Fund – Portfolio Manager Report (Continued)

What is your outlook?
   Economic growth has slowed, largely due to slowing housing and auto markets. In our view, a relatively benign interest rate environment and the expectation that the Fed may reduce interest rates by the spring have offset the slowdown in housing and autos. Money continues to flow into private equity in this low-interest-rate environment, providing additional catalysts for equity markets. We believe the recent strong stock market performance could continue into 2007, given the low returns offered by money markets, fixed-income and real estate investments as 2006 concluded.

MassMutual Select Small Company Growth Fund – Portfolio Manager Report (Continued)

MassMutual Select Small Company Growth Fund Industry Table (% of Net Assets) on 12/31/06
Electrical Equipment & Electronics	15.0%
Commercial Services	8.4%
Medical Supplies	8.1%
Pharmaceuticals	6.4%
Retail	6.1%
Apparel, Textiles & Shoes	5.5%
Prepackaged Software	5.5%
Energy	4.6%
Financial Services	4.3%
Chemicals	3.7%
Insurance	3.4%
Banking, Savings & Loans	3.2%
Computer Integrated Systems Design	2.9%
Data Processing & Preparation	2.9%
Healthcare	2.6%
Heavy Machinery	2.0%
Advertising	1.9%
Machinery & Components	1.8%
Computer Related Services	1.7%
Communications	1.7%
Computers & Information	1.6%
Building Materials & Construction	0.9%
Broadcasting, Publishing & Printing	0.9%
Forest Products & Paper	0.7%
Metals & Mining	0.7%
Lodging	0.7%
Information Retrieval Services	0.6%
Restaurants	0.5%
Consumer Products	0.5%
Entertainment & Leisure	0.5%
Consumer Services	0.5%
Heavy Construction	0.3%
Computer & Data Processing Services	0.3%
Telephone Utilities	0.3%
Home Construction, Furnishings & Appliances	0.2%
Food Retailers	0.1%
Cosmetics & Personal Care	0.1%
Short-Term Investments and Other Assets and Liabilities	(1.1%)
100.0%

MassMutual Select Small Company Growth Fund Largest Stock Holdings (% of Net Assets) on 12/31/06
Red Hat, Inc.	2.0%
Cash America International, Inc.	1.8%
Medarex, Inc.	1.6%
Quiksilver, Inc.	1.6%
Bucyrus International, Inc. Cl. A	1.5%
Polycom, Inc.	1.4%
Crocs, Inc.	1.4%
Waste Connections, Inc.	1.4%
Lattice Semiconductor Corp.	1.3%
Eclipsys Corp.	1.3%

MassMutual Select Small Company Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Small Company Growth Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Russell 2000 Index.

MassMutual Select Small Company Growth Fund
Total Return

	One Year 1/1/06 - 12/31/06	Five Year Average Annual 1/01/02 - 12/31/06	Since Inception Average Annual 12/31/01 - 12/31/06
Class S	15.44%	5.78%	5.77%
Class A	14.95%	5.28%	5.28%
Class A (sales load deducted)*	8.34%	4.04%	4.04%
Class Y	15.39%	5.71%	5.71%
Class L	15.28%	5.57%	5.57%
Russell 2000 Index	18.37%	11.39%	11.15%

Hypothetical Investments in MassMutual Select Small Company Growth Fund Class N, Class N (CDSC fees deducted) and the Russell 2000 Index.

MassMutual Select Small Company Growth Fund
Total Return

	One Year 1/1/06 - 12/31/06	Since Inception Average Annual 12/31/02 - 12/31/06
Class N	14.66%	16.51%
Class N (CDSC fees deducted)*	13.66%	16.51%
Russell 2000 Index	18.37%	21.23%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Emerging Growth Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Emerging Growth Fund – and who are the Fund's sub-advisers?
   This Fund seeks capital appreciation by investing primarily in smaller, rapidly growing emerging companies – generally in industry segments experiencing rapid growth, and often including technology and technology-related stocks. The Fund will normally invest at least 80% of its net assets in equity securities (primarily common stocks) of these emerging growth companies in both the U.S. and abroad. The Fund's sub-advisers are Delaware Management Company (Delaware) and Insight Capital Management, Inc. (Insight).

How did the Fund perform during the 12 months ended December 31, 2006?
   The Fund's Class S shares returned 5.91%, trailing the 18.37% return of the Russell 2000® Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

What was the investment backdrop during the period?
   The second quarter saw a turnaround in the fortunes of the equity markets, as investor uncertainty (caused in part by global unrest and rising oil prices) led many of the markets lower. In fact, the Dow Jones Industrial AverageSM ("the Dow") was the only domestic equity benchmark to post a return in positive territory, advancing 0.37%. The investor pessimism that had defined markets from late March of 2006 began to give way toward the end of the third quarter of the year, as commodity prices experienced a significant drop and the Federal Reserve ("Fed") finally paused its regimen of successive rate hikes that continued for more than two years. Large-cap stocks were the primary beneficiaries, posting mid-single-digit returns, and the Dow came within a whisper of an all-time high. At the lower end of the capitalization spectrum, however, investors were slower to forget the risk aversion that had contained them since March. As such, most small- and mid-cap indexes remained in check.

The rally in equities that began in August continued in the fourth quarter, as mounting evidence indicated that the threat of inflation had diminished and that interest rates and commodity prices would remain stable. Encouraged by the prospect of continued economic growth, investors drove stocks up across nearly the entire capitalization and style spectrums. Value outperformed growth universally. Large caps, which had been the early beneficiaries as investors shed their risk aversion in August, stepped aside in October for small caps, which rallied fiercely and led all market cap segments for the quarter. Among small-cap growth stocks, gains were widespread, with every sector of the Russell 2000® Growth Index posting returns in excess of 5%.

What factors contributed to the Fund's performance?
   During the first quarter, the Fund benefited from favorable stock selection in the energy sector. Our underweight position in metals and mining firms hampered the Fund during the period, as these cyclical businesses – which excelled throughout 2005 – were still selling at very high valuation levels (relative to long-term averages) as 2006 began. Turning to the second quarter, our best-performing stocks included Lifecell, a manufacturer of artificial skin, and J2 Global, which provides Internet fax services to individuals and small offices. Conversely, a number of our worst performers during this period were in the technology sector.

In the third quarter of 2006, the Fund's financials, consumer discretionary and consumer services holdings were generally beneficial – while its investments in the industrials and energy sector impeded performance. Meanwhile, our information technology holdings produced mixed results. Sector weightings during this time were generally positive for the Fund, with an overweight position in consumer nondurables being the primary contributor. In the fourth quarter, the Fund's industrial holdings were generally beneficial, while consumer discretionary, consumer staples and financials holdings detracted. Information technology investments once again produced mixed results. Overall, stock selection was neutral. Positive contributions from the financial, consumer nondurables and business services sectors were negated by relative weakness in the technology and basic industry/capital goods sectors. A slightly negative contribution from overall sector allocations further hindered relative performance.

MassMutual Select Emerging Growth Fund – Portfolio Manager Report (Continued)

What is your outlook?
   Looking into 2007, we believe the portfolio is well positioned to capitalize on continued economic growth. In the absence of a sudden, unexpected spike in inflation and energy prices, we expect consumer-related stocks to continue to do well. Additionally, major new product launches from some of the largest technology firms, coupled with the overdue need by much of corporate America to replace aging infrastructure, should bode well for the technology sector. In a slower growth environment, it is our expectation that companies possessing sustainable competitive advantages may be able to deliver growth in excess of the overall market – and we plan to maintain our focus on finding and retaining these market leaders across all market sectors.

MassMutual Select Emerging Growth Fund Industry Table (% of Net Assets) on 12/31/06
Apparel, Textiles & Shoes	10.3%
Pharmaceuticals	8.6%
Commercial Services	8.1%
Retail	7.6%
Electrical Equipment & Electronics	7.1%
Computers & Information	4.9%
Information Retrieval Services	4.8%
Prepackaged Software	4.7%
Insurance	4.7%
Communications	4.5%
Metals & Mining	3.9%
Forest Products & Paper	3.7%
Banking, Savings & Loans	3.3%
Automotive & Parts	2.7%
Medical Supplies	2.6%
Home Construction, Furnishings & Appliances	2.0%
Air Transportation	1.9%
Financial Services	1.7%
Restaurants	1.7%
Energy	1.5%
Chemicals	1.5%
Machinery & Components	1.5%
Telephone Utilities	1.5%
Entertainment & Leisure	1.5%
Healthcare	1.1%
Consumer Services	0.7%
Transportation	0.7%
Environmental Controls	0.6%
Building Materials & Construction	0.5%
Data Processing & Preparation	0.4%
Advertising	0.3%
Heavy Machinery	0.3%
Cosmetics & Personal Care	0.2%
Short-Term Investments and Other Assets and Liabilities	(1.1%)
100.0%

MassMutual Select Emerging Growth Fund Largest Stock Holdings (% of Net Assets) on 12/31/06
Force Protection, Inc.	2.7%
Crocs, Inc.	2.4%
Priceline.com, Inc.	2.4%
WellCare Health Plans, Inc.	2.4%
CDC Corp. Cl. A	2.2%
Polycom, Inc.	2.0%
PeopleSupport, Inc.	2.0%
Guess?, Inc.	2.0%
Copa Holdings SA Cl. A	1.9%
Rock-Tenn Co. Cl. A	1.9%

MassMutual Select Emerging Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Emerging Growth Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Russell 2000 Index.

MassMutual Select Emerging Growth Fund
Total Return

	One Year 1/1/06 - 12/31/06	Five Year Average Annual 1/1/02 - 12/31/06	Since Inception Average Annual 5/1/00 - 12/31/06
Class S	5.91%	0.96%	–6.36%
Class A	5.42%	0.36%	–6.87%
Class A (sales load deducted)*	–0.64%	–0.82%	–7.69%
Class Y	6.13%	0.83%	–6.45%
Class L	5.51%	0.61%	–6.65%
Russell 2000 Index	18.37%	11.39%	8.22%

Hypothetical Investments in MassMutual Select Emerging Growth Fund Class N, Class N (CDSC fees deducted) and the Russell 2000 Index.

MassMutual Select Emerging Growth Fund
Total Return

	One Year 1/1/06 - 12/31/06	Since Inception Average Annual 12/31/02 - 12/31/06
Class N	4.97%	14.98%
Class N (CDSC fees deducted)*	3.97%	14.98%
Russell 2000 Index	18.37%	21.23%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Diversified International Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Diversified International Fund – and who is the Fund's sub-adviser?
   This Fund seeks growth of capital over the long term by investing primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging market countries. The Fund normally invests in companies in at least three countries other than the United States. The Fund's sub-adviser is AllianceBernstein L.P. (AllianceBernstein).

How did the Fund perform from its inception on December 14, 2006 through December 31, 2006?
   The Fund's Class S shares returned 0.70%, underperforming the 1.45% return of the Morgan Stanley Capital International All Country World Index (MSCI® ACWI®) ex U.S., an unmanaged index representative of stocks domiciled in global developed and emerging markets, excluding the United States.

What was the investment background during the period?
   International equity markets extended their rally in the fourth quarter of 2006, amid a supportive economic outlook, robust corporate earnings and booming merger and acquisition ("M&A") activity. Dollar-based returns were amplified during the quarter by the appreciation of most major currencies against the U.S. dollar. The fourth quarter gains were broadly based across sectors. From a geographic standpoint, advances were broadly based across most regions. Emerging markets, which returned 32.2%, once again outperformed the developed world. Among the major developed markets, only Japan struggled to make headway, held back by mixed economic data and disappointing company earnings guidance.

What factors contributed to the Fund's performance?
   During the fourth quarter, the Fund's relative returns were driven by strong stock selection among industrial commodity-, energy- and transportation-related stocks. Japanese companies JFE Holdings, Mitsui O.S.K. Lines and Japan Tobacco led portfolio returns during the period. Continued rumors of consolidation within the steel industry helped JFE Holdings. Furthermore, the stock moved higher on Asian steel prices, which remained fairly strong despite fears of overcapacity in the Asia-Pacific region. Japan Tobacco outperformed after the company confirmed its plans to purchase smaller UK-based rival Gallaher Group.

Conversely, detractors from portfolio returns in the fourth quarter were AstraZeneca, ING and Continental AG. International biosciences company AstraZeneca fell after its European patent was revoked for Nexium, a drug used to treat heartburn and acid reflux. Dutch insurer ING underperformed on weaker-than-expected third-quarter profits and disappointing guidance resulting from the challenging interest rate environment. Continental AG declined after the German automotive components manufacturer gave back some of its impressive gains from earlier in the year.

What is your outlook?
   A central tenet of our strategy is to keep risks in the portfolio proportional to the value opportunity. Our large, fundamental research effort continues to search for the attractive value opportunities that exist among individual stocks.

MassMutual Select Diversified International Fund – Portfolio Manager Report (Continued)

MassMutual Select Diversified International Fund Country Weightings (% of Net Assets) on 12/31/06
Japan	14.4%
United Kingdom	11.0%
France	9.8%
United States	7.3%
Germany	7.1%
South Korea	4.1%
Taiwan	4.0%
Australia	3.3%
Brazil	3.2%
Canada	3.2%
Netherlands	3.0%
Holland	2.9%
Switzerland	2.4%
China	2.0%
Denmark	2.0%
South Africa	1.3%
Belgium	1.1%
Sweden	1.1%
Austria	1.1%
Hong Kong	0.9%
Spain	0.8%
Thailand	0.7%
Hungary	0.6%
Greece	0.4%
Singapore	0.2%
Short-Term Investments and Other Assets and Liabilities	12.1%
100.0%

MassMutual Select Diversified International Fund Largest Stock Holdings (% of Net Assets) on 12/31/06
ING Groep NV	2.2%
Muenchener Rueckversicherungs AG	1.9%
Renault SA	1.8%
Toyota Motor Corp.	1.8%
Total SA	1.7%
Vodafone Group PLC	1.6%
JFE Holdings, Inc.	1.6%
ORIX Corp.	1.6%
BNP Paribas SA	1.6%
Samsung Electronics Co. Ltd.	0.9%

MassMutual Select Diversified International Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Diversified International Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the MSCI ACWI ex US.

MassMutual Select Diversified International Fund
Total Return

Since Inception 12/14/06 - 12/31/06
Class S	0.70%
Class A	0.68%
Class A (sales load deducted)*	–5.11%
Class Y	0.70%
Class L	0.70%
Class N	0.67%
Class N (CDSC fees deducted)*	–0.33%
MSCI ACWI ex US	1.45%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI ACWI ex US is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Overseas Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Overseas Fund – and who are the Fund's sub-advisers?
   The Fund seeks growth of capital over the long term by investing in both foreign and domestic equity securities. The Fund invests at least 80% of its net assets in stocks of foreign companies, including companies located in Europe, Latin America and Asia. The Fund's two sub-advisers, Massachusetts Financial Services Company (MFS) and Harris Associates L.P. (Harris), are each responsible for a portion of the portfolio, but not necessarily equal weighted.

How did the Fund perform during the 12 months ended December 31, 2006?
   The Fund's Class S shares returned 27.77%, ahead of the 26.34% return of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI® EAFE®) Index, a widely recognized, unmanaged index representative of foreign securities in the major non-U.S. markets of Europe, Australia and the Far East.

What was the investment background during the period?
   In the first quarter of 2006, most U.S. stock indexes posted strong gains, as solid growth in corporate profits and signs of an uptick in overall economic activity helped to boost share prices. Against this backdrop, foreign stocks continued to outperform their U.S.-based counterparts. The second quarter saw a turnaround in the fortunes of the equity markets, as investor uncertainty (caused in part by global unrest and rising oil prices) led many of the markets lower. In fact, the Dow Jones Industrial AverageSM was the only broad domestic equity benchmark to post a return in positive territory, advancing 0.37%. Even the first quarter's clear winner, foreign stocks, only managed to eke out a 0.70% gain, as measured by the MSCI EAFE Index – aided in part by a weaker U.S. dollar.

Both the stock and bond markets saw good returns in the third quarter of 2006. Markets held up well on news of the Federal Reserve's ("Fed's") decision to hold interest rates steady in both August and September, falling crude oil prices and favorable readings in some key inflation measures. Foreign stocks also fared well. Domestic stocks forged higher once again during the fourth quarter, reaching some notable milestones along the way. The U.S. dollar weakened slightly during the period, supporting the returns of foreign stocks and helping the MSCI EAFE Index to rise 10.35%. The factors that initially triggered the summer stock market rally continued to support stock prices during the final quarter of 2006 – namely, the Fed's extended pause with regard to interest rate increases and lower crude oil prices.

What factors contributed to the Fund's performance?
   The Fund's stock selection was strong in the first quarter of 2006. From a regional perspective, the greatest contributors to relative performance were the Fund's positions in Germany and the Netherlands, coupled with an overweight allocation in South Korea. The greatest detractor from performance was the Fund's overweight allocation to Taiwan relative to its benchmark, the MSCI EAFE Index. From a sector standpoint, stock selection in the utilities, communications, industrial goods and services, energy and transportation sectors all fueled the Fund's first quarter progress. Conversely, hampering the portfolio's performance were stock choices in the autos, housing, technology and consumer staples sectors. Turning to the second quarter, regionally speaking, the portfolio's underweight position in Japan was the largest contributor to performance. The Fund also benefited from its positions in the UK and the relative overweight allocations to Taiwan and South Korea. The greatest detractors from relative performance were the portfolio's positions in Germany. On a sector basis, stock selection in the health care, technology, consumer staples and leisure sectors all boosted the Fund's returns – as did overweight positions in the health care and consumer staples sectors. Conversely, stock selection in the basic materials, utilities and communications sectors hampered the Fund during the second quarter.

In the third quarter, stock selection in financial services, technology, retailing and consumer staples drove Fund performance. The portfolio's overweight position in the consumer staples sector also contributed. On the other hand, stock selection in the health care, industrial goods and services, and transportation sectors hampered the Fund's results, as did an underweight position in utilities and communications. From a geographic perspective, though the Fund had an underweight allocation to Japan, its Japanese positions advanced in the quarter and as a result, Japan was the largest contributor to relative performance. Other significant drivers of relative performance for the period were the Fund's positions in Germany and an overweight allocation to Switzerland. The greatest detractors from relative

MassMutual Select Overseas Fund – Portfolio Manager Report (Continued)

performance were an underweight allocation to Spain and portfolio positions in the UK. Finally, in the fourth quarter, stock selection in the retailing, energy, utilities, communications and health care sectors contributed to the Fund's progress. On the downside, our stock picks in industrial goods and services, consumer staples, basic materials and financial services detracted from the Fund's performance. The Fund's overweight position in health care also hindered its results in the fourth quarter, as did its underweight allocations to the utilities and communications sectors. From a regional standpoint, the Fund's underweight position in Japan once again boosted performance. Other large contributors to relative performance for the quarter were the Fund's allocations to Switzerland and France. Conversely, the greatest detractor from relative performance during the quarter was the Fund's position in the UK.

What is your outlook?
   Looking forward, we are cautiously optimistic. Equity market valuation levels appear reasonable, but investors' risk appetite is high. After strong relative performance, many stocks with small capitalizations, or those domiciled in emerging markets – or that operate in more cyclical areas of the economy – have been trading at high valuations, given their history. Taking into consideration peak company profit margins and recent increases in global interest rates, the risk to profit estimates would seem to be rising, particularly in these areas. All of these factors indicate that it is getting harder to find solid value in the small-cap arena. Nonetheless, we have been having a fair amount of success with larger-cap securities and expect to continue to seek compelling values in that market.

MassMutual Select Overseas Fund Industry Table (% of Net Assets) on 12/31/06
Banking, Savings & Loans	14.3%
Pharmaceuticals	8.7%
Automotive & Parts	7.4%
Foods	6.7%
Financial Services	6.3%
Broadcasting, Publishing & Printing	6.2%
Electrical Equipment & Electronics	5.6%
Insurance	4.8%
Chemicals	4.8%
Beverages	4.1%
Energy	3.4%
Retail	3.4%
Communications	2.7%
Cosmetics & Personal Care	2.4%
Advertising	2.1%
Commercial Services	2.1%
Electronics	1.6%
Entertainment & Leisure	1.6%
Household Products	1.3%
Electric Utilities	1.3%
Miscellaneous	1.2%
Telecommunications	1.0%
Computers & Information	1.0%
Apparel, Textiles & Shoes	0.9%
Telephone Utilities	0.9%
Industrial Services	0.6%
Transportation	0.5%
Diversified Financial	0.5%
Building Materials & Construction	0.4%
Computer Related Services	0.3%
Toys, Games	0.3%
Medical Supplies	0.3%
Oil & Gas	0.3%
Industrial – Diversified	0.2%
Short-Term Investments and Other Assets and Liabilities	0.8%
100.0%

MassMutual Select Overseas Fund Largest Stock Holdings (% of Net Assets) on 12/31/06
UBS AG Registered	3.2%
Nestle SA	3.2%
GlaxoSmithKline PLC	3.0%
Diageo PLC	2.5%
DaimlerChrysler AG	2.0%
Credit Suisse Group	1.8%
British Sky Broadcasting Group PLC	1.7%
Novartis AG	1.7%
Roche Holding AG	1.7%
Daiwa Securities Group, Inc.	1.6%

MassMutual Select Overseas Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Overseas Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the MSCI EAFE Index.

MassMutual Select Overseas Fund
Total Return

	One Year 1/1/06 - 12/31/06	Five Year Average Annual 1/1/02 - 12/31/06	Since Inception Average Annual 5/1/01 - 12/31/06
Class S	27.77%	14.11%	9.01%
Class A	27.38%	13.62%	8.55%
Class A (Sales load deducted)*	20.06%	12.28%	7.42%
Class Y	27.67%	14.03%	8.94%
Class L	27.66%	13.90%	8.81%
MSCI EAFE Index	26.34%	14.98%	9.93%

Hypothetical Investments in MassMutual Select Overseas Fund Class N, Class N (CDSC fees deducted) and the MSCI EAFE Index.

MassMutual Select Overseas Fund
Total Return

	One Year 1/1/06 - 12/31/06	Since Inception Average Annual 12/31/02 - 12/31/06
Class N	26.91%	21.25%
Class N (CDSC fees deducted)*	25.91%	21.25%
MSCI EAFE Index	26.34%	24.56%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Destination Retirement Series – Portfolio Manager Report

What are the investment objectives of the Funds that comprise the MassMutual Select Destination Retirement Series?
   •  Destination Retirement Income Fund: This Fund seeks to achieve high current income and, as a secondary objective, capital appreciation, by investing in a combination of MassMutual equity, fixed-income and money market funds using an asset allocation strategy designed for investors already in retirement.

  •  Destination Retirement 2010 / 2020 / 2030 / 2040 Funds: Each of these Funds seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital by investing in a combination of MassMutual equity, fixed-income and money market funds. Each Fund uses an asset allocation strategy designed for investors expecting to retire around the year 2010, 2020, 2030, or 2040, respectively.

How did the Funds perform during the 12 months ended December 31, 2006?  For the 12 months ended December 31, 2006, each Fund's return is shown below. Also shown are the returns of each Fund's custom benchmark; the Lipper Balanced Fund Index, an unmanaged equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category; the Lehman Brothers® Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index; and the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

Destination Retirement Income Fund	Custom Benchmark	Lipper Balanced Fund Index	Lehman Brothers Aggregate Bond Index	S&P 500 Index
5.47%	7.71%	11.60%	4.33%	15.78%
Destination Retirement 2010 Fund
6.90%	9.30%	11.60%	4.33%	15.78%
Destination Retirement 2020 Fund
8.12%	11.68%	11.60%	4.33%	15.78%
Destination Retirement 2030 Fund
10.17%	14.80%	11.60%	4.33%	15.78%
Destination Retirement 2040 Fund
11.63%	16.94%	11.60%	4.33%	15.78%

All of the Destination Retirement Funds underperformed their respective custom benchmarks for the 12-month period. Of the five Destination Retirement Funds, only the Destination Retirement 2040 Fund outpaced the Lipper Balanced Fund Index – and by a very small margin. In addition, all five Funds trailed the S&P 500 Index. Conversely, all of the Destination Retirement Funds outperformed the Lehman Brothers Aggregate Bond Index for the 12-month time frame.

  Destination Retirement Custom Benchmarks

  •  The Custom Destination Income Index comprises the MSCI® EAFE®, Dow Jones Wilshire 5000 (full cap), Lehman Brothers Aggregate Bond and T-Bill Indexes. The weightings of each Index can vary, depending on the weightings of the underlying mutual funds that comprise the Destination Retirement Income Fund.

  •  The Custom Destination 2010 Index comprises the MSCI EAFE, Dow Jones Wilshire 5000 (full cap), Lehman Brothers Aggregate Bond and T-Bill Indexes. The weightings of each Index can vary, depending on the weightings of the underlying mutual funds that comprise the Destination Retirement 2010 Fund.

MassMutual Select Destination Retirement Series – Portfolio Manager Report (Continued)

  •  The Custom Destination 2020 Index comprises the MSCI EAFE, Dow Jones Wilshire 5000 (full cap) and Lehman Brothers Aggregate Bond Indexes. The weightings of each Index can vary, depending on the weightings of the underlying mutual funds that comprise the Destination Retirement 2020 Fund.

  •  The Custom Destination 2030 Index comprises the MSCI EAFE, Dow Jones Wilshire 5000 (full cap) and Lehman Brothers Aggregate Bond Indexes. The weightings of each Index can vary, depending on the weightings of the underlying mutual funds that comprise the Destination Retirement 2030 Fund.

  •  The Custom Destination 2040 Index comprises the MSCI EAFE and Dow Jones Wilshire 5000 (full cap) Indexes. The weightings of each Index can vary, depending on the weightings of the underlying mutual funds that comprise the Destination Retirement 2040 Fund.

What was the investment backdrop during the period?  The first quarter saw strong market gains with particular strength among smaller-capitalization stocks, foreign stocks and real estate investment trusts ("REITs"). Bonds generally lost ground; more economically sensitive, credit-oriented bonds rallied. The Lehman Brothers Aggregate Bond Index lost 0.64%, while the Lehman Brothers High Yield Index gained 2.89% and the Lehman Brothers U.S. Treasury Inflation Notes Index returned –2.24%. On the equity side, the S&P 500 Index gained 4.20% and the MSCI EAFE Index, a proxy for foreign stocks, advanced 9.40%. The Russell 2000® Index, a proxy for small-cap stocks, returned 13.94%. The Wilshire REIT Index gained 15.79%. The second quarter saw a reversal of much of the strong market gains of the first quarter, due in large part to investor concerns over rising short-term interest rates and economic growth. Smaller-capitalization stocks fell sharply, while large-cap stocks generally had more muted losses. Concerns that pressure on inflation from rising import prices (including energy) might cause the Federal Reserve ("Fed") to continue tightening interest rates were the main culprit.

Initially as the second quarter ended and the third quarter began, investors focused on the slowing growth engineered by the Fed's policy of rising rates and anticipated that the Fed would soon have to begin cutting rates. However, corporate profits continued to advance, oil prices dropped and the economy seemed to take the slowdown in the housing market with less damage to economic growth than many expected. As investors saw inflation pressures wane, they bid up investments such as stocks, high-yield bonds and REITs. Unseasonably warm temperatures during the peak demand season for energy contributed to the fall in prices for products such as oil and natural gas. This trend was the key driver in the collapse of Amaranth Capital, a large hedge fund. The market absorbed this news rather smoothly and in general, with the exception of some mid-year volatility in areas such as emerging markets, the period was characterized by rather limited volatility by most measures.

What factors contributed to the Funds' performance?  The performance of each Select Destination Retirement Fund is affected by the results of its underlying Funds. We believe that the MassMutual investment platform provides for a wide variety of strong investment options to choose from, which will provide a key benefit to successful investment results over the long term. However, during 2006, a number of Funds detracted from absolute and relative performance. Following strong returns in 2005, the Select Aggressive Growth Fund posted a negative return and sharply lagged its benchmark, the S&P 500 Index. The Premier Small Company Opportunities Fund, Select Growth Equity Fund and Select Large Value Fund each lagged the benchmark for its respective asset classes. Asset allocation was not the primary drag on relative performance, but it did have an impact. As inflation expectations fell during the year, Premier Inflation-Protected Bond Fund posted only modest absolute returns. In addition, not having a dedicated exposure to high-yield bonds and REITs presented an opportunity cost during the year.

MassMutual Select Destination Retirement Series – Portfolio Manager Report (Continued)

What is your outlook?  We will continue to manage the Destination Retirement Fund Series with the goal of providing a vehicle for investors to confidently navigate the markets through any environment. As part of this effort, we have enhanced the way that we implement asset allocation. Our new approach seeks to deliver results that are more consistent with the asset allocation profile of each strategy, while maintaining the opportunity to add value through active management. To do this, we changed some of the underlying Funds, increased their number and introduced methods of managing the mix of risk and reward at each level of the portfolio management process. The goal is to deliver the optimal mix of risk and reward from the asset allocation decision (which asset classes to hold) and from security selection (which securities to hold within an asset class). As always, MassMutual will actively monitor the investment managers within each Fund and make changes when appropriate.

MassMutual Select Destination Retirement Income Fund Asset Allocation (% of Net ssets) on 12/31/06
Equity Funds	69.9%
Fixed Income Funds	30.1%
Short-Term Investments and Other Assets and Liabilities	(0.0)%
100.0%
MassMutual Select Destination Retirement 2010 Fund Asset Allocation (% of Net ssets) on 12/31/06
Equity Funds	57.9%
Fixed Income Funds	42.2%
Short-Term Investments and Other Assets and Liabilities	(0.1)%
100.0%

MassMutual Select Destination Retirement 2020 Fund Asset Allocation (% of Net ssets) on 12/31/06
Equity Funds	43.9%
Fixed Income Funds	56.1%
Short-Term Investments and Other Assets and Liabilities	(0.0)%
100.0%
MassMutual Select Destination Retirement 2030 Fund Asset Allocation (% of Net ssets) on 12/31/06
Equity Funds	19.9%
Fixed Income Funds	80.1%
Short-Term Investments and Other Assets and Liabilities	(0.0)%
100.0%

MassMutual Select Destination Retirement 2040 Fund Asset Allocation (% of Net ssets) on 12/31/06
Equity Funds	3.0%
Fixed Income Funds	97.0%
Short-Term Investments and Other Assets and Liabilities	(0.0)%
100.0%

MassMutual Select Destination Retirement Series – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Destination Retirement Income Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the Custom Destination Income Index, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index.

MassMutual Select Destination Retirement Income Fund

Total Return	One Year 1/1/06 - 12/31/06	Since Inception Average Annual 12/31/03 - 12/31/06
Class S	5.47%	5.14%
Class A	5.14%	4.77%
Class A (sales load deducted)**	–0.91%	2.72%
Class Y	5.45%	5.12%
Class L	5.34%	5.02%
Class N	4.83%	4.44%
Class N (CDSC fees deducted)**	3.83%	4.44%
S&P 500 Index	15.78%	10.50%
Lipper Balanced Fund Index	11.60%	8.59%
Lehman Brothers Aggregate Bond Index	4.33%	3.73%
Custom Destination Income Index	7.71%	6.15%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION*

* The custom benchmark $10,000 growth chart values commence on 1/1/04.

** Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Custom Destination Income Index, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Destination Retirement Series – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Destination Retirement 2010 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the Custom Destination 2010 Index, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index.

MassMutual Select Destination Retirement 2010 Fund

Total Return	One Year 1/1/06 - 12/31/06	Since Inception Average Annual 12/31/03 - 12/31/06
Class S	6.90%	6.27%
Class A	6.39%	5.84%
Class A (sales load deducted)**	0.28%	3.78%
Class Y	6.77%	6.21%
Class L	6.69%	6.11%
Class N	6.14%	5.53%
Class N (CDSC fees deducted)**	5.14%	5.53%
S&P 500 Index	15.78%	10.50%
Lipper Balanced Fund Index	11.60%	8.59%
Lehman Brothers Aggregate Bond Index	4.33%	3.73%
Custom Destination 2010 Index	9.30%	7.30%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION*

* The custom benchmark $10,000 growth chart values commence on 1/1/04.

** Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Custom Destination 2010 Index, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Destination Retirement Series – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Destination Retirement 2020 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the Custom Destination 2020 Index, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index.

MassMutual Select Destination Retirement 2020 Fund

Total Return	One Year 1/1/06 - 12/31/06	Since Inception Average Annual 12/31/03 - 12/31/06
Class S	8.12%	7.96%
Class A	7.72%	7.55%
Class A (sales load deducted)**	1.53%	5.45%
Class Y	8.08%	7.91%
Class L	7.87%	7.79%
Class N	7.31%	7.21%
Class N (CDSC fees deducted)**	6.31%	7.21%
S&P 500 Index	15.78%	10.50%
Lipper Balanced Fund Index	11.60%	8.59%
Lehman Brothers Aggregate Bond Index	4.33%	3.73%
Custom Destination 2020 Index	11.68%	9.03%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION*

* The custom benchmark $10,000 growth chart values commence on 1/1/04.

** Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Custom Destination 2020 Index, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Destination Retirement Series – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Destination Retirement 2030 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the Custom Destination 2030 Index, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index.

MassMutual Select Destination Retirement 2030 Fund

Total Return	One Year 1/1/06 - 12/31/06	Since Inception Average Annual 12/31/03 - 12/31/06
Class S	10.17%	9.92%
Class A	9.70%	9.47%
Class A (sales load deducted)**	3.39%	7.33%
Class Y	10.05%	9.84%
Class L	9.93%	9.75%
Class N	9.39%	9.12%
Class N (CDSC fees deducted)**	8.39%	9.12%
S&P 500 Index	15.78%	10.50%
Lipper Balanced Fund Index	11.60%	8.59%
Lehman Brothers Aggregate Bond Index	4.33%	3.73%
Custom Destination 2030 Index	14.80%	11.26%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION*

* The custom benchmark $10,000 growth chart values commence on 1/1/04.

** Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Custom Destination 2030 Index, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Destination Retirement Series – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Destination Retirement 2040 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the Custom Destination 2040 Index, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index.

MassMutual Select Destination Retirement 2040 Fund

Total Return	One Year 1/1/06 - 12/31/06	Since Inception Average Annual 12/31/03 - 12/31/06
Class S	11.63%	11.09%
Class A	11.26%	10.67%
Class A (sales load deducted)**	4.87%	8.51%
Class Y	11.60%	11.04%
Class L	11.58%	10.95%
Class N	10.91%	10.31%
Class N (CDSC fees deducted)**	9.91%	10.31%
S&P 500 Index	15.78%	10.50%
Lipper Balanced Fund Index	11.60%	8.59%
Lehman Brothers Aggregate Bond Index	4.33%	3.73%
Custom Destination 2040 Index	16.94%	12.64%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION*

* The custom benchmark $10,000 growth chart values commence on 1/1/04.

** Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Custom Destination 2040 Index, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Strategic Bond Fund – Portfolio of Investments

December 31, 2006

	Number of Shares	Market Value
EQUITIES — 0.1%
PREFERRED STOCK — 0.1%
Automotive & Parts
General Motors Corp.	5,000	$95,350
General Motors Corp., Series B	4,800	101,712
TOTAL PREFERRED STOCK (Cost $155,943)		197,062
TOTAL EQUITIES (Cost $155,943)		197,062
	Principal Amount
BONDS & NOTES — 87.7%
ASSET BACKED SECURITIES — 0.3%
Financial Services
Countrywide Asset Backed Certificates, Series 2005-17, Class 1AF1 5.550% 05/25/2036	$675,017	675,359
TOTAL ASSET BACKED SECURITIES (Cost $675,017)		675,359
CORPORATE DEBT — 21.1%
Advertising — 0.0%
Lamar Media Corp. 6.625% 08/15/2015	90,000	89,212
Aerospace & Defense — 0.0%
DRS Technologies, Inc. 6.625% 02/01/2016	55,000	55,412
Apparel, Textiles & Shoes — 0.0%
Oxford Industries, Inc. 8.875% 06/01/2011	25,000	25,812
Automotive & Parts — 0.6%
DaimlerChrysler NA Holding 5.750% 05/18/2009	140,000	140,199
DaimlerChrysler NA Holding 5.875% 03/15/2011	380,000	381,431
DaimlerChrysler NA Holding 7.200% 09/01/2009	65,000	67,428
Ford Motor Co. 4.250% 12/15/2036	380,000	406,125

	Principal Amount	Market Value
Ford Motor Co. 6.625% 10/01/2028	$40,000	$29,000
Ford Motor Co.(a) 7.450% 07/16/2031	190,000	149,150
General Motors Corp.(a) 8.250% 07/15/2023	80,000	74,400
General Motors Corp.(a) 8.375% 07/15/2033	100,000	92,500
General Motors Corp. EUR(b) 8.375% 07/05/2033	40,000	51,102
Visteon Corp. 8.250% 08/01/2010	90,000	87,750
		1,479,085
Banking, Savings & Loans — 4.2%
Aiful Corp.(c) 5.000% 08/10/2010	320,000	310,527
Bank of America Corp.(a) 5.375% 08/15/2011	350,000	352,420
Bank One Corp. 2.625% 06/30/2008	205,000	197,135
Citigroup, Inc. 5.100% 09/29/2011	860,000	856,359
Di Finance/Dyncorp International, Series B 9.500% 02/15/2013	45,000	47,700
Glitnir Banki HF(c) 6.330% 07/28/2011	290,000	297,775
Glitnir Banki HF(c) 6.693% 06/15/2016	420,000	433,596
GMAC LLC 0.000% 06/15/2015	10,000	5,598
International Finance Corp. 5.125% 05/02/2011	2,000,000	2,009,990
JP Morgan Chase & Co. 5.125% 09/15/2014	1,070,000	1,052,149
Kaupthing Bank(c) 5.750% 10/04/2011	100,000	99,891
Landsbanki Islands HF(c) 6.100% 08/25/2011	670,000	681,169
Pemex Project Funding Master Trust 6.625% 06/15/2035	190,000	194,370
Rabobank Capital Fund II VRN(c) 5.260% 12/31/2049	10,000	9,779
Rabobank Capital Funding Trust VRN(c) 5.254% 12/31/2049	95,000	91,595

	Principal Amount	Market Value
Resona Preferred Global Securities VRN(c) 7.191% 12/31/2049	$455,000	$474,762
Shinsei Finance Cayman Ltd. VRN(c) 6.418% 07/20/2049	300,000	299,654
Sprint Capital 8.750% 03/15/2032	260,000	312,939
Wachovia Capital Trust III 5.800% 03/15/2042	230,000	231,899
Wachovia Corp. 5.250% 08/01/2014	990,000	977,941
Wells Fargo & Co. 5.300% 08/26/2011	940,000	943,751
Wells Fargo Capital 5.950% 12/15/2036	100,000	98,009
		9,979,008
Broadcasting, Publishing & Printing — 0.9%
Clear Channel Communications, Inc. 4.250% 05/15/2009	50,000	48,426
Clear Channel Communications, Inc. 4.625% 01/15/2008	10,000	9,904
Clear Channel Communications, Inc. 5.500% 09/15/2014	570,000	480,829
Clear Channel Communications, Inc. 6.250% 03/15/2011	10,000	9,718
Comcast Corp. 6.500% 01/15/2015	805,000	838,750
Comcast Corp. 6.500% 01/15/2017	290,000	302,621
Cox Communications, Inc. 3.875% 10/01/2008	75,000	72,968
CSC Holdings, Inc. 7.625% 07/15/2018	55,000	53,556
CSC Holdings, Inc. 7.875% 02/15/2018	5,000	4,987
Kabel Deutschland GMBH 10.625% 07/01/2014	50,000	55,437
News America, Inc. 6.200% 12/15/2034	170,000	164,087
Rogers Cable, Inc. 6.750% 03/15/2015	40,000	41,213
Shaw Communications, Inc. 7.250% 04/06/2011	20,000	20,775
Sun Media Corp. 7.625% 02/15/2013	25,000	25,344

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Time Warner Entertainment Co., LP 8.375% 07/15/2033	$60,000	$72,515
		2,201,130
Chemicals — 0.3%
Georgia Gulf Corp.(c) 9.500% 10/15/2014	20,000	19,500
Graham Packaging Co.(a) 9.875% 10/15/2014	45,000	45,450
Lyondell Chemical Co. 8.000% 09/15/2014	25,000	25,937
Lyondell Chemical Co. 8.250% 09/15/2016	15,000	15,750
Vale Overseas Ltd. 6.875% 11/21/2036	540,000	553,849
Westlake Chemicals 6.625% 01/15/2016	40,000	38,700
		699,186
Commercial Services — 0.3%
Amerigas Partners, LP 7.250% 05/20/2015	30,000	30,375
Ashtead Capital, Inc.(c) 9.000% 08/15/2016	31,000	33,170
H&E Equipment Services 8.375% 07/15/2016	20,000	20,950
Hertz Corp.(c) 8.875% 01/01/2014	30,000	31,425
Service Corp. International 7.000% 06/15/2017	30,000	30,375
Service Corp. International 7.625% 10/01/2018	10,000	10,600
Waste Management, Inc. 6.375% 11/15/2012	400,000	418,890
Waste Management, Inc. 6.500% 11/15/2008	90,000	91,691
		667,476
Communications — 0.3%
Echostar DBS Corp. 6.625% 10/01/2014	45,000	43,875
Echostar DBS Corp. 7.000% 10/01/2013	25,000	24,969
Echostar DBS Corp. 7.125% 02/01/2016	40,000	40,000
Intelsat Bermuda Ltd.(c) 9.250% 06/15/2016	40,000	43,000
Intelsat Ltd. 7.625% 04/15/2012	45,000	41,962
Qwest Corp. 7.500% 10/01/2014	85,000	90,100
SBC Communications, Inc. 5.100% 09/15/2014	230,000	223,318
Viacom Inc. 5.750% 04/30/2011	190,000	190,097
		697,321

	Principal Amount	Market Value
Computer Software/Services — 0.0%
UGS Corp. 10.000% 06/01/2012	$40,000	$43,600
Computers & Information — 0.0%
Xerox Corp. 6.750% 02/01/2017	40,000	41,800
Computers & Office Equipment — 0.2%
Electronic Data Systems Corp. 7.125% 10/15/2009	480,000	500,401
Cosmetics & Personal Care — 0.2%
Clorox Co. 4.200% 01/15/2010	500,000	485,038
Electric Utilities — 2.1%
AES Corp. 7.750% 03/01/2014	340,000	358,700
AES Corp. 8.875% 02/15/2011	10,000	10,725
CE Electric UK Funding Co.(c) 6.995% 12/30/2007	1,000,000	1,013,057
Dominion Resources, Inc. 4.750% 12/15/2010	30,000	29,310
Dominion Resources, Inc. 5.700% 09/17/2012	370,000	374,194
Duke Energy Corp. 5.625% 11/30/2012	565,000	575,202
Duke Energy Corp. 6.250% 01/15/2012	50,000	52,063
Exelon Corp. 5.625% 06/15/2035	570,000	536,917
FirstEnergy Corp., Series B 6.450% 11/15/2011	230,000	239,847
FirstEnergy Corp., Series C 7.375% 11/15/2031	735,000	837,044
Oncor Electric Delivery Co. 6.375% 01/15/2015	5,000	5,154
Pacific Gas & Electric Co. 6.050% 03/01/2034	485,000	489,159
TXU Corp., Series P 5.550% 11/15/2014	220,000	208,855
TXU Corp., Series R 6.550% 11/15/2034	235,000	219,779
		4,950,006
Electrical Equipment & Electronics — 0.0%
DirecTV Holdings LLC/DirecTV Financing Co. 8.375% 03/15/2013	55,000	57,200
NXP BV/NXP Funding LLC(c) 7.875% 10/15/2014	15,000	15,506
		72,706

	Principal Amount	Market Value
Energy — 2.5%
Amerada Hess Corp. 7.300% 08/15/2031	$745,000	$831,454
Anadarko Petroleum Corp. 5.760% 09/15/2009	480,000	481,957
Anadarko Petroleum Corp. 5.950% 09/15/2016	250,000	250,523
Anadarko Petroleum Corp. 6.450% 09/15/2036	310,000	313,254
Chesapeake Energy Corp. 6.375% 06/15/2015	20,000	19,800
Chesapeake Energy Corp. 6.500% 08/15/2017	40,000	39,100
Conoco, Inc. 6.950% 04/15/2029	560,000	636,091
Devon Energy Corp. 7.950% 04/15/2032	205,000	249,565
Dynegy Holdings, Inc. 8.750% 02/15/2012	5,000	5,300
El Paso Corp. 7.750% 01/15/2032	380,000	416,100
El Paso Corp. 7.800% 08/01/2031	52,000	56,810
Kerr-McGee Corp. 7.875% 09/15/2031	720,000	858,943
Kerr-McGee Corp. 6.950% 07/01/2024	130,000	138,451
Kinder Morgan Energy Partners LP 5.000% 12/15/2013	100,000	95,041
Kinder Morgan Energy Partners LP 6.300% 02/01/2009	60,000	60,796
Kinder Morgan Energy Partners LP 6.750% 03/15/2011	60,000	62,429
Kinder Morgan Energy Partners LP 7.125% 03/15/2012	20,000	21,231
Opti Cananda, Inc.(c) 8.250% 12/15/2014	55,000	56,513
Petrobras International Finance Co. 6.125% 10/06/2016	400,000	404,000
Semgroup LP(c) 8.750% 11/15/2015	25,000	25,125
Suburban Propane Partners 6.875% 12/15/2013	80,000	78,400
Williams Cos., Inc. 7.750% 06/15/2031	210,000	220,500
Williams Cos., Inc. Series A 7.500% 01/15/2031	525,000	544,688
XTO Energy, Inc. 7.500% 04/15/2012	40,000	43,458
		5,909,529

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Entertainment & Leisure — 0.5%
AMC Entertainment, Inc. 11.000% 02/01/2016	$30,000	$33,675
Liberty Media Corp. 7.875% 07/15/2009	990,000	1,032,396
		1,066,071
Financial Services — 5.7%
AAC Group Holding Corp. FRN 10.250% 10/01/2012	40,000	35,000
Anadarko Finance Co., Series B 7.500% 05/01/2031	180,000	204,230
Apache Finance Canada Corp. 4.375% 05/15/2015	325,000	299,089
Banque Paribas – New York 6.875% 03/01/2009	110,000	113,760
ChevronTexaco Capital Co. 3.500% 09/17/2007	150,000	148,240
Citigroup, Inc. 4.125% 02/22/2010	175,000	169,758
Credit Suisse USA, Inc. 5.500% 08/16/2011	210,000	212,289
Deutsche Telekom International Finance BV 5.750% 03/23/2016	200,000	197,061
E*TRADE Financial Corp. 7.375% 09/15/2013	40,000	41,600
El Paso Performance-Linked Trust(c) 7.750% 07/15/2011	650,000	687,375
Ford Motor Credit Co. 4.950% 01/15/2008	110,000	108,142
Ford Motor Credit Co. 7.250% 10/25/2011	80,000	78,342
Ford Motor Credit Co. 7.375% 10/28/2009	2,625,000	2,630,591
Ford Motor Credit Co. 7.375% 02/01/2011	130,000	128,693
Ford Motor Credit Co. FRN(c) 10.610% 06/15/2011	298,000	318,089
Gaz Capital SA(c) 6.212% 11/22/2016	650,000	654,550
General Electric Capital Corp. 4.125% 09/01/2009	340,000	331,499
General Electric Capital Corp. 4.250% 01/15/2008	230,000	227,908
General Motors Acceptance Corp. 4.375% 12/10/2007	140,000	138,052

	Principal Amount	Market Value
General Motors Acceptance Corp. 5.125% 05/09/2008	$200,000	$197,862
General Motors Acceptance Corp. 5.625% 05/15/2009	120,000	119,053
General Motors Acceptance Corp. 5.850% 01/14/2009	240,000	239,091
General Motors Acceptance Corp. 6.125% 08/28/2007	1,320,000	1,320,259
General Motors Acceptance Corp. 6.311% 11/30/2007	50,000	49,687
General Motors Acceptance Corp. 7.750% 01/19/2010	110,000	115,133
General Motors Acceptance Corp. 8.000% 11/01/2031	200,000	229,614
Goldman Sachs Group, Inc. 4.500% 06/15/2010	320,000	313,196
Goldman Sachs Group, Inc. 5.000% 01/15/2011	100,000	99,160
Household Finance Corp. 4.625% 01/15/2008	560,000	556,253
Household Finance Corp. Series 4.125% 11/16/2009	300,000	291,665
Hypothekenbank in Essen(c) 5.000% 01/20/2012	100,000	99,540
Idearc, Inc.(c) 8.000% 11/15/2016	45,000	45,675
ILFC E-Capital Trust II(c) 6.250% 12/21/2065	10,000	10,159
Kaupthing Bank FRN(c) 6.062% 04/12/2011	690,000	694,811
Kaupthing Bank (Iceland)(c) 7.125% 05/19/2016	375,000	397,754
Lehman Brothers Holdings, Inc. 4.000% 01/22/2008	415,000	409,283
Morgan Stanley 3.625% 04/01/2008	110,000	107,774
Morgan Stanley 5.625% 01/09/2012	510,000	518,405
MUFG Capital Finance 1 Ltd. VRN 6.346% 07/29/2049	180,000	182,680
Pacific Energy Partners, LP/Pacific Energy Finance Corp. 7.125% 06/15/2014	20,000	20,524

	Principal Amount	Market Value
Sprint Capital Corp. 8.375% 03/15/2012	$30,000	$33,341
Telecom Italia Capital SA 4.950% 09/30/2014	100,000	92,644
Telecom Italia Capital SA 5.250% 10/01/2015	150,000	140,116
TNK-BP Finance SA(c) 7.500% 07/18/2016	400,000	425,500
Ventas Realty Corp. REIT 6.500% 06/01/2016	35,000	35,875
Ventas Realty Corp. REIT 7.125% 06/01/2015	30,000	31,500
Verizon Global Funding Corp. 7.375% 09/01/2012	220,000	240,531
		13,741,353
Forest Products & Paper — 0.2%
Weyerhaeuser Co. 6.750% 03/15/2012	535,000	561,088
Healthcare — 0.6%
DaVita, Inc. 7.250% 03/15/2015	110,000	112,200
HCA, Inc. 5.750% 03/15/2014	140,000	116,200
HCA, Inc. 6.250% 02/15/2013	155,000	137,175
HCA, Inc. 6.300% 10/01/2012	14,000	12,810
HCA, Inc. 6.375% 01/15/2015	170,000	144,075
HCA, Inc.(a) 6.500% 02/15/2016	94,000	79,195
HCA, Inc.(c) 9.125% 11/15/2014	30,000	32,063
HCA, Inc.(c) 9.250% 11/15/2016	230,000	246,388
HCA, Inc.(c) 9.625% 11/15/2016	240,000	258,000
Tenet Healthcare Corp. 9.250% 02/01/2015	274,000	274,000
Tenet Healthcare Corp. 9.875% 07/01/2014	30,000	30,525
		1,442,631
Industrial – Diversified — 0.5%
Jacuzzi Brands, Inc. 9.625% 07/01/2010	35,000	37,188
Tyco International Group SA 6.000% 11/15/2013	310,000	320,749
Tyco International Group SA 6.375% 10/15/2011	340,000	355,807
Tyco International Group SA 6.875% 01/15/2029	340,000	386,507
		1,100,251

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Insurance — 0.0%
ASIF Global Financing(c) 4.900% 01/17/2013	$20,000	$19,504
Lodging — 0.1%
Boyd Gaming Corp. 7.125% 02/01/2016	50,000	49,750
Inn of the Mountain Gods Resort & Casino 12.000% 11/15/2010	50,000	54,000
MGM Mirage 6.625% 07/15/2015	10,000	9,525
MGM Mirage 6.750% 09/01/2012	10,000	9,850
MGM Mirage 7.625% 01/15/2017	15,000	15,038
MGM Mirage 8.375% 02/01/2011	95,000	98,563
MGM Mirage 9.750% 06/01/2007	15,000	15,188
Station Casinos, Inc. 7.750% 08/15/2016	85,000	85,638
		337,552
Media – Broadcasting & Publishing — 0.3%
AOL Time Warner, Inc. 6.875% 05/01/2012	600,000	634,049
AOL Time Warner, Inc. 7.700% 05/01/2032	60,000	67,698
		701,747
Medical Supplies — 0.0%
Fresenius Medical Care Capital Trust II 7.875% 02/01/2008	42,000	42,735
Metals & Mining — 0.0%
Peabody Energy Corp. 6.875% 03/15/2013	40,000	41,000
Oil & Gas — 0.2%
El Paso Natural Gas Co. 8.375% 06/15/2032	349,000	422,618
Pride International, Inc. 7.375% 07/15/2014	40,000	41,300
Western Oil Sands, Inc. 8.375% 05/01/2012	70,000	77,700
		541,618
Pharmaceuticals — 0.0%
Omnicare, Inc. 6.125% 06/01/2013	40,000	38,300
Photography Equipment/Supplies — 0.2%
Eastman Kodak Co. 3.625% 05/15/2008	120,000	115,682
Eastman Kodak Co. 7.250% 11/15/2013	290,000	288,298
		403,980

	Principal Amount	Market Value
Prepackaged Software — 0.0%
Sungard Data Systems, Inc. 10.250% 08/15/2015	$35,000	$37,363
Real Estate — 0.0%
Forest City Enterprises, Inc. 7.625% 06/01/2015	35,000	35,700
Retail — 0.1%
Wal-Mart Stores, Inc. 3.375% 10/01/2008	255,000	244,559
Telephone Utilities — 0.7%
BellSouth Corp. 4.750% 11/15/2012	10,000	9,650
British Telecom PLC 8.625% 12/15/2010	130,000	145,081
Cincinnati Bell, Inc. 7.000% 02/15/2015	60,000	60,075
Koninklijke KPN NV 8.000% 10/01/2010	715,000	771,474
Koninklijke KPN NV 8.375% 10/01/2030	200,000	229,151
Qwest Communications International, Inc. 8.874% 02/15/2009	15,000	15,188
Sprint Nextel Corp. 6.000% 12/01/2016	350,000	341,119
Windstream Corp.(c) 8.625% 08/01/2016	20,000	21,900
		1,593,638
Tobacco — 0.3%
Altria Group, Inc. 7.000% 11/04/2013	580,000	630,179
Transportation — 0.1%
Gulfmark Offshore, Inc. 7.750% 07/15/2014	20,000	20,400
Horizon Lines LLC 9.000% 11/01/2012	65,000	68,250
OMI Corp. 7.625% 12/01/2013	105,000	107,363
		196,013
TOTAL CORPORATE DEBT (Cost $50,462,780)		50,672,004
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 14.3%
Financial Services
Collateralized Mortgage Obligations
American Home Mortgage Investment Trust, Series 2005-4, Class 1A1 FRN 5.640% 11/25/2045	584,467	585,435

	Principal Amount	Market Value
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class A4 5.115% 09/10/2015	$280,000	$275,527
Banc of America Commercial Mortgage, Inc., Series 2005-6, Class A4 FRN 5.180% 09/10/2047	840,000	834,125
Bear Stearns Asset Backed Securities, Inc., Series 2005-AQ2, Class A1 FRN 5.510% 09/25/2035	355,659	355,771
Bear Stearns Asset Backed Securities, Inc., Series 2005-AQ2, Class A2 FRN 5.620% 09/25/2035	900,000	901,969
Bear Stearns Asset Backed Securities, Inc., Series 2005-AQ2, Class A3 FRN 5.710% 09/25/2035	900,000	904,640
Bear Stearns Asset Backed Securities, Inc., Series 2005-SD4, Class 2A1 FRN 5.750% 12/25/2042	571,334	573,655
Countrywide Alternative Loan Trust, Series 2005-24, Class 4A1 FRN 5.580% 07/20/2035	277,778	278,233
Countrywide Alternative Loan Trust, Series 2005-38, Class A3 FRN 5.700% 09/25/2035	174,443	174,868
Countrywide Alternative Loan Trust, Series 2005-44, Class 1A1 FRN 5.680% 10/25/2035	492,452	493,329
Countrywide Alternative Loan Trust, Series 2005-59, Class 1A1 FRN 5.680% 11/20/2035	731,067	731,067
Countrywide Alternative Loan Trust, Series 2005-J12, Class 2A1 FRN 5.620% 08/25/2035	629,710	630,702

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Countrywide Home Equity Loan Trust, Series 2005-G, Class 2A FRN 5.580% 12/15/2035	$381,806	$382,462
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-R3, Class AF FRN(c) 5.750% 09/25/2035	894,454	897,969
Credit-Based Asset Servicing and Securitization, Series 2004-CB8, Class AV1 FRN 5.610% 12/25/2035	221,913	222,017
Delta Funding Home Equity Loan Trust, Series 1999-1, Class A6F 6.340% 12/15/2028	36,297	36,251
First Franklin Mortgage Loan Asset Backed Certificates, Series 2004-FF10, Class A2 FRN 5.750% 12/25/2032	189,047	189,165
GE Capital Commercial Mortgage Corp., Series 2005-C4, Class A4 FRN 5.334% 11/10/2045	350,000	351,531
GS Mortgage Securities Corp. II, Series 2005-GG4, Class AABA 4.680% 07/10/2039	200,000	193,924
GSAA Trust, Series 2005-7, Class AV1 FRN 5.460% 05/25/2035	156,224	156,248
GSMPS Mortgage Loan Trust, Series 2005-RP3, Class 1AF FRN 5.700% 09/25/2035	602,216	603,415
GSR Mortgage Loan Trust, Series 2005-AR5, Class 2A3 FRN 5.178% 10/25/2035	727,178	722,605
Harborview Mortgage Loan Trust, Series 2006-2, Class 1A FRN 5.441% 02/25/2036	497,999	496,489
HSI Asset Securitization Corp. Trust, Series 2005-I1, Class 2A4 FRN 5.740% 11/25/2035	1,400,000	1,409,880

	Principal Amount	Market Value
Impac Secured Assets Corp., Series 2005-2, Class A1 FRN 5.670% 03/25/2036	$1,086,951	$1,088,711
Indymac Index Mortgage Loan Trust, Series 2004-AR12, Class A1 FRN 5.740% 12/25/2034	166,939	166,939
Irwin Home Equity, Series 2006-1, Class 2A1 FRN(c) 5.500% 09/25/2035	824,686	824,832
IXIS Real Estate Capital Trust, Series 2006-HE1, Class A1 FRN 5.440% 03/25/2036	718,858	718,858
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CB12, Class A4 4.895% 09/12/2037	500,000	484,694
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CB13, Class A4 FRN 5.294% 01/12/2043	100,000	99,950
Keycorp Student Loan Trust, Series 2005-A, Class 1A1 FRN 5.376% 12/27/2019	67,400	67,358
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A5 4.739% 07/15/2030	140,000	134,491
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class AAB 4.664% 07/15/2030	100,000	96,874
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class A4 4.954% 09/15/2040	100,000	97,463
Lehman XS Trust, Series 2005-5N, Class 1A1 FRN 5.650% 11/25/2035	491,638	492,944
Lehman XS Trust, Series 2006-2N, Class 1A1 FRN 5.610% 02/25/2046	1,294,663	1,297,090

	Principal Amount	Market Value
MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 3A1 FRN 4.847% 01/25/2036	$852,239	$840,829
MASTR Reperforming Loan Trust, Series 2005-2, Class 1A1F FRN(c) 5.700% 05/25/2035	593,070	594,219
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4 FRN 5.660% 05/12/2039	610,000	626,823
Morgan Stanley Capital I, Series 2005-HQ6, Class A4A 4.989% 08/13/2042	240,000	234,237
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 2A3 FRN 5.890% 03/25/2036	525,293	529,759
MSDWCC Heloc Trust, Series 2005-1, Class A FRN 5.540% 07/25/2017	28,958	28,994
Origen Manufactured Housing, Series 2005-B, Class A3 5.605% 05/15/2022	3,000,000	2,985,144
Prime Mortgage Trust, Series 2006-DR1, Class 1A1(c) 5.500% 05/25/2035	1,071,962	1,064,575
Prime Mortgage Trust, Series 2006-DR1, Class 1A2(c) 6.000% 05/25/2035	483,067	486,048
Prime Mortgage Trust, Series 2006-DR1, Class 2A2(c) 6.000% 05/25/2035	2,254,054	2,247,698
Residential Asset Securities Corp., Series 2004-KS5, Class A2B3 FRN 5.800% 06/25/2034	623,812	624,007
Residential Funding Mortgage Securities II, Inc., Series 2005-HSA1, Class AI1 FRN 5.470% 12/25/2035	766,084	766,204
Structured Asset Securities Corp., Series 2002-AL1, Class A3 3.450% 02/25/2032	222,162	207,324

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Washington Mutual, Inc., Series 2005-AR11, Class A1A FRN 5.670% 08/25/2045	$843,691	$843,366
Washington Mutual, Inc., Series 2005-AR13, Class A1A1 FRN 5.640% 10/25/2045	512,424	512,811
Washington Mutual, Inc., Series 2005-AR15, Class A1A1 FRN 5.610% 11/25/2045	671,165	670,641
Washington Mutual, Inc., Series 2005-AR15, Class A1A2 FRN 5.630% 11/25/2045	671,165	669,347
Washington Mutual, Inc., Series 2005-AR19, Class A1A1 FRN 5.620% 12/25/2045	771,699	773,066
Washington Mutual, Inc., Series 2005-AR19, Class A1A2 FRN 5.640% 12/25/2045	964,623	964,959
Washington Mutual, Inc., Series 2005-AR8, Class 1A1A FRN 5.620% 07/25/2045	175,829	175,877
Washington Mutual, Inc., Series 2005-AR9, Class A1A FRN 5.670% 07/25/2045	607,388	607,821
TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $34,424,969)		34,425,230
SOVEREIGN DEBT OBLIGATIONS — 2.5%
Republic of Brazil 8.875% 04/15/2024	20,000	24,920
Republic of Brazil 10.125% 05/15/2027	95,000	133,475
Republic of Brazil(a) 11.000% 08/17/2040	510,000	675,750
Republic of Colombia 7.375% 09/18/2037	230,000	246,905
Republic of Germany EUR(b) 3.750% 01/04/2015	710,000	922,017
Republic of Panama 7.125% 01/29/2026	223,000	240,840
Republic of Panama 9.375% 04/01/2029	21,000	28,035

	Principal Amount	Market Value
Russian Federation 5.000% 03/31/2030	$1,985,000	$2,240,867
United Mexican States 5.625% 01/15/2017	28,000	28,028
United Mexican States 7.500% 04/08/2033	1,061,000	1,251,980
United Mexican States 8.300% 08/15/2031	80,000	102,280
TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $5,675,279)		5,895,097
U.S. GOVERNMENT AGENCY OBLIGATIONS — 37.5%
Federal Home Loan Bank — 0.3%
Federal Home Loan Bank 4.875% 11/18/2011	720,000	717,062
Federal Home Loan Bank 5.125% 06/13/2008	50,000	49,986
Federal Home Loan Bank 5.375% 08/19/2011	50,000	50,804
		817,852
Federal Home Loan Mortgage Corporation (FHLMC) — 2.4%
Pass-Through Securities
FHLMC 4.375% 11/16/2007	220,000	218,314
FHLMC 4.650% 10/10/2013	700,000	675,185
FHLMC 4.750% 01/18/2011	230,000	228,334
FHLMC 5.000% 01/01/2021- 01/01/2036	1,972,189	1,910,355
FHLMC 5.125% 04/18/2011	340,000	342,018
FHLMC 5.250% 02/24/2011	1,060,000	1,056,454
FHLMC 5.300% 05/12/2020	970,000	933,895
FHLMC 5.625% 03/15/2011- 11/23/2035	210,000	207,086
FHLMC 6.750% 09/15/2029	50,000	60,312
Total Pass-Through Securities		5,631,953
Federal National Mortgage Association (FNMA) — 30.9%
Pass-Through Securities
FNMA 3.310% 01/26/2007	110,000	109,841

	Principal Amount	Market Value
FNMA 4.000% 08/01/2020- 01/01/2021	$2,967,299	$2,791,810
FNMA 4.610% 10/10/2013	510,000	491,060
FNMA 5.000% 09/15/2008- 03/01/2036	45,850,254	44,313,544
FNMA 5.200% 11/08/2010	440,000	437,681
FNMA 5.500% 06/01/2020- 06/01/2036	17,912,412	17,815,303
FNMA 5.625% 05/19/2011	770,000	776,140
FNMA 6.000% 10/01/2035- 03/01/2036	5,615,772	5,654,406
FNMA 6.500% 07/01/2036- 10/01/2036	199,807	203,592
FNMA 6.625% 09/15/2009	410,000	426,865
FNMA 6.742% 03/01/2036	1,186,312	1,206,600
Total Pass-Through Securities		74,226,842
Government National Mortgage Association (GNMA) — 3.9%
Pass-Through Securities
GNMA 4.500% 09/15/2035	170,745	161,174
GNMA 5.000% 08/15/2033- 05/15/2035	4,457,480	4,342,560
GNMA 5.500% 02/15/2035- 02/15/2036	2,784,615	2,775,123
GNMA 6.000% 04/15/2029- 02/15/2036	2,078,411	2,109,832
Total Pass-Through Securities		9,388,689
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $90,172,419)		90,065,336
U.S. TREASURY OBLIGATIONS — 12.0%
U.S. Treasury Bonds — 3.6%
U.S. Treasury Bond(a) 4.500% 02/15/2036	2,920,000	2,778,106
U.S. Treasury Inflation Index 2.000% 01/15/2026	91,555	86,105

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
U.S. Treasury Inflation Index 2.375% 01/15/2025	$2,967,058	$2,956,655
U.S. Treasury Inflation Index 3.875% 04/15/2029	2,259,870	2,848,580
		8,669,446
U.S. Treasury Notes — 8.3%
U.S. Treasury Inflation Index 0.875% 04/15/2010	468,943	444,580
U.S. Treasury Inflation Index 1.875% 07/15/2015	166,085	159,201
U.S. Treasury Inflation Index 2.000% 01/15/2014	939,739	913,027
U.S. Treasury Inflation Index 2.000% 01/15/2016	935,898	903,925
U.S. Treasury Inflation Index 2.375% 04/15/2011	5,106,495	5,086,946
U.S. Treasury Inflation Index 2.500% 07/15/2016	899,802	906,652
U.S. Treasury Inflation Index 3.875% 01/15/2009	110,803	113,873
U.S. Treasury Note 3.000% 02/15/2008	10,000	9,786
U.S. Treasury Note 3.625% 04/30/2007	110,000	109,510
U.S. Treasury Note 3.750% 05/15/2008	70,000	68,934
U.S. Treasury Note 4.500% 02/15/2009	140,000	139,169
U.S. Treasury Note 4.875% 08/15/2009	100,000	100,297
U.S. Treasury Note(a) 4.875% 04/30/2011	1,490,000	1,499,778
U.S. Treasury Note(a) 4.875% 08/15/2016	5,730,000	5,799,834
U.S. Treasury Note(a) 5.125% 05/15/2016	3,230,000	3,327,405
US Treasury Note 4.625% 10/31/2011	390,000	388,629
US Treasury Note 4.750% 03/31/2011	40,000	40,072
		20,011,618

	Principal Amount	Market Value
U.S. Treasury Strips — 0.1%
U.S. Treasury Strips 0.000% 11/15/2021	$560,000	$269,604
TOTAL U.S. TREASURY OBLIGATIONS (Cost $29,136,319)		28,950,668
TOTAL BONDS & NOTES (Cost $210,546,783)		210,683,694
OPTIONS — 0.2%
Eurodollar Future Options, June 2007 Call, Expires 6/18/07, Strike 94	240,000	184,800
Eurodollar Future Options, March 2007 Call, Expires 3/19/07, Strike 94	107,500	73,100
Eurodollar Future Options, March 2007 Call, Expires 3/19/2007, Strike 94.75	190,000	5,700
Eurodollar Future Options, March 2007 Put, Expires 3/19/07, Strike 95.5	42,500	34,850
Eurodollar Future Options, March 2007 Put, Expires 3/19/2007, Strike 93	20,000	50
Eurodollar Future Options, September 2007 Call, Expires 9/17/07, Strike 95	90,000	16,650
U.S. 5 Year Future Options, March 2007 Call, Expires 02/23/2007, Strike 102.5	42,000	107,625
U.S. 5 Year Future Options, March 2007 Call, Expires 2/23/07, Strike 102	22,000	67,375
TOTAL OPTIONS (Cost $540,931)		490,150
TOTAL LONG TERM INVESTMENTS (Cost $211,243,657)		211,370,906
SHORT-TERM INVESTMENTS — 15.4%
Cash Equivalents — 6.4%(f)
Abbey National PLC Eurodollar Time Deposit 5.280% 01/05/2007	380,157	380,157
American Beacon Money Market Fund(d)	131,290	131,290
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	555,613	555,613
Bank of America 5.270% 01/09/2007	292,427	292,427

	Principal Amount	Market Value
Bank of America 5.310% 03/08/2007	$292,427	$292,427
Bank of America 5.320% 02/16/2007	87,728	87,728
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 01/30/2007	175,456	175,456
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 02/06/2007	584,855	584,855
Bank of Nova Scotia Eurodollar Time Deposit 5.300% 02/27/2007	380,156	380,156
The Bank of the West Eurodollar Time Deposit 5.285% 01/17/2007	146,214	146,214
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	292,427	292,427
Barclays Eurodollar Time Deposit 5.310% 02/20/2007	292,427	292,427
Barclays Eurodollar Time Deposit 5.320% 02/13/2007	87,728	87,728
BGI Institutional Money Market Fund(d)	276,254	276,254
Calyon Eurodollar Time Deposit 5.290% 03/05/2007	438,641	438,641
Calyon Eurodollar Time Deposit 5.310% 02/16/2007	146,214	146,214
Calyon Eurodollar Time Deposit 5.310% 02/22/2007	146,214	146,214
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 01/29/2007	538,066	538,066
Citigroup Eurodollar Time Deposit 5.305% 03/05/2007	438,641	438,641
Citigroup Eurodollar Time Deposit 5.310% 03/16/2007	146,214	146,214
Commonwealth Bank of Australia Commercial Paper 5.291% 01/08/2007	292,427	292,427
Dexia Group Eurodollar Time Deposit 5.285% 01/16/2007	292,427	292,427

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Dreyfus Cash Management Plus Money Market Fund(d)	$104,454	$104,454
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	48,978	48,978
Federal Home Loan Bank Discount Note 5.207% 01/19/2007	76,310	76,310
First Tennessee National Corp. Eurodollar Time Deposit 5.290% 01/18/2007	292,427	292,427
Fortis Bank Eurodollar Time Deposit 5.295% 01/02/2007	116,971	116,971
Fortis Bank Eurodollar Time Deposit 5.300% 01/24/2007	438,641	438,641
Fortis Bank Eurodollar Time Deposit 5.300% 01/26/2007	438,641	438,641
Freddie Mac Discount Note 5.231% 01/23/2007	116,379	116,379
General Electric Capital Corp. Commercial Paper 5.296% 01/26/2007	146,214	146,214
Goldman Sachs Financial Square Prime Obligations Money Market Fund(d)	261,969	261,969
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	409,398	409,398
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/25/2007	292,427	292,427
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.305% 03/14/2007	233,942	233,942
Lloyds TSB Bank Eurodollar Time Deposit 5.300% 02/26/2007	438,641	438,641
Marshall & Ilsley Bank Eurodollar Time Deposit 5.300% 03/19/2007	175,456	175,456
Rabobank Nederland Eurodollar Time Deposit 5.250% 01/02/2007	731,068	731,068
Rabobank Nederland Eurodollar Time Deposit 5.300% 03/05/2007	263,185	263,185

	Principal Amount	Market Value
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/14/2007	$292,427	$292,427
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/15/2007	432,792	432,792
Royal Bank of Scotland Eurodollar Time Deposit 5.280% 01/11/2007	292,427	292,427
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 01/16/2007	58,485	58,485
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 02/09/2007	146,214	146,214
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	233,942	233,942
Societe Generale Eurodollar Time Deposit 5.270% 01/19/2007	584,855	584,855
Societe Generale Eurodollar Time Deposit 5.290% 02/01/2007	438,641	438,641
Societe Generale Eurodollar Time Deposit 5.313% 01/02/2007	116,971	116,971
Svenska Handlesbanken Eurodollar Time Deposit 5.250% 01/02/2007	1,008,765	1,008,765
UBS AG Eurodollar Time Deposit 5.290% 01/02/2007	152,062	152,062
UBS AG Eurodollar Time Deposit 5.300% 01/04/2007	350,913	350,913
UBS AG Eurodollar Time Deposit 5.300% 01/05/2007	175,455	175,455
		15,283,053
Discount Notes — 0.6%
FNMA(e) 4.928% 06/25/2007	500,000	488,023
FNMA(e) 4.950% 06/25/2007	100,000	97,594
FNMA(e) 5.000% 06/25/2007	220,000	214,654
FNMA(e) 5.020% 06/25/2007	80,000	78,048
FNMA 5.020% 06/25/2007	500,000	487,798
FNMA(e) 5.030% 06/25/2007	95,000	92,677
		1,458,794

	Principal Amount	Market Value
Repurchase Agreement — 8.4%
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/2006, 3.50%, due 01/02/2007(g)	$20,324,475	$20,324,475
TOTAL SHORT-TERM INVESTMENTS (Cost $37,066,322)		37,066,322
TOTAL INVESTMENTS — 103.4% (Cost $248,309,979)(h)		248,437,228
Other Assets/ (Liabilities) — (3.4%)		(8,057,939)
NET ASSETS — 100.0%		$240,379,289

Notes to Portfolio of Investments

EUR - Euro

FRN - Floating Rate Note

REIT - Real Estate Investment Trust

VRN - Variable Rate Note

(a)  Denotes all or a portion of security on loan. (Note 2).

(b)  The principal amount of the security is in foreign currency. The market value is in U.S. dollars.

(c)  Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities amounted to a value of $13,962,693 or 5.8% of net assets.

(d)  Amount represents shares owned of the fund.

(e)  This security is held as collateral for open futures contracts. (Note 2).

(f)  Represents investments of security lending collateral. (Note 2).

(g)  Maturity value $20,332,379. Collateralized by a U.S. Government Agency obligation with a rate of 5.85%, maturity date of 01/15/2033, and an aggregate market value, including accrued interest, of $21,340,699.

(h)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments

December 31, 2006

	Number of Shares	Market Value
EQUITIES — 60.6%
COMMON STOCK — 60.6%
Advertising — 1.2%
Interpublic Group of Companies, Inc.(a) (b)	239,500	$2,931,480
Aerospace & Defense — 3.9%
Boeing Co.	26,500	2,354,260
Honeywell International, Inc.	76,200	3,447,288
Raytheon Co.	72,700	3,838,560
		9,640,108
Apparel, Textiles & Shoes — 0.6%
The Gap, Inc.	76,700	1,495,650
Automotive & Parts — 0.5%
Lear Corp.(b)	40,200	1,187,106
Banking, Savings & Loans — 4.5%
Bank of America Corp.	66,120	3,530,147
JP Morgan Chase & Co.	88,540	4,276,482
State Street Corp.	29,400	1,982,736
Unilever PLC	44,055	1,233,773
		11,023,138
Beverages — 0.4%
Molson Coors Brewing Co. Cl. B	12,600	963,144
Broadcasting, Publishing & Printing — 2.6%
Pearson PLC	213,600	3,223,209
Time Warner, Inc.	147,700	3,216,906
		6,440,115
Building Materials & Construction — 0.2%
Simpson Manufacturing Co., Inc.(b)	13,300	420,945
Chemicals — 1.7%
Dow Chemical Co.	41,000	1,637,540
Du Pont (E.I.) de Nemours & Co.	50,400	2,454,984
		4,092,524
Commercial Services — 0.4%
eBay, Inc.(a)	32,100	965,247
Communications — 1.6%
Motorola, Inc.	100,900	2,074,504
Nokia Oyj Sponsored ADR (Finland)	91,100	1,851,152
		3,925,656

	Number of Shares	Market Value
Computer Integrated Systems Design — 0.0%
Wave Systems Corp. Cl. A(a) (b)	36,466	$93,718
Computer Programming Services — 0.4%
VeriSign, Inc.(a) (b)	39,700	954,785
Computers & Information — 2.8%
Cisco Systems, Inc.(a)	168,200	4,596,906
International Business Machines Corp.	23,000	2,234,450
		6,831,356
Cosmetics & Personal Care — 0.4%
Kimberly-Clark Corp.	12,500	849,375
Electrical Equipment & Electronics — 2.4%
General Electric Co.	4,200	156,282
Intel Corp.	19,800	400,950
Novellus Systems, Inc.(a)	44,300	1,524,806
Samsung Electronics Co. Ltd. GDR (Korea)(c)	5,000	1,647,849
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR (Taiwan)(b)	202,370	2,211,904
		5,941,791
Energy — 5.7%
Anadarko Petroleum Corp.	46,100	2,006,272
BJ Services Co.	21,500	630,380
Chevron Corp.	25,000	1,838,250
ConocoPhillips	12,200	877,790
Exxon Mobil Corp.	20,100	1,540,263
GlobalSantaFe Corp.	33,500	1,969,130
Halliburton Co.	50,200	1,558,710
Murphy Oil Corp.(b)	37,400	1,901,790
The Williams Cos., Inc.	62,700	1,637,724
		13,960,309
Entertainment & Leisure — 3.3%
News Corp., Inc., Cl. B(b)	202,500	4,507,650
The Walt Disney Co.	106,300	3,642,901
		8,150,551
Financial Services — 3.1%
American Express Co.	49,700	3,015,299
Franklin Resources, Inc.	4,700	517,799
Merrill Lynch & Co., Inc.	43,700	4,068,470
		7,601,568
Foods — 1.7%
Safeway, Inc.	61,700	2,132,352
Smithfield Foods, Inc.(a)	5,600	143,696

	Number of Shares	Market Value
Unilever PLC, Sponsored ADR (United Kingdom)	71,080	$1,977,446
		4,253,494
Forest Products & Paper — 0.8%
Weyerhaeuser Co.(b)	28,400	2,006,460
Healthcare — 1.3%
Enzo Biochem, Inc.(a) (b)	55,980	798,835
GlaxoSmithKline PLC ADR (United Kingdom)(b)	46,000	2,426,960
		3,225,795
Heavy Machinery — 0.1%
Verigy Ltd.(a)	11,179	198,427
Insurance — 5.3%
American International Group, Inc.	28,900	2,070,974
Chubb Corp.	56,400	2,984,124
The Hartford Financial Services Group, Inc.	24,300	2,267,433
MGIC Investment Corp.	34,700	2,170,138
The PMI Group, Inc.(b)	75,600	3,566,052
		13,058,721
Machinery & Components — 1.4%
Baker Hughes, Inc.	18,900	1,411,074
Caterpillar, Inc.	33,100	2,030,023
		3,441,097
Manufacturing — 0.7%
Applied Materials, Inc.	97,200	1,793,340
Medical Supplies — 0.7%
Agilent Technologies, Inc.(a)	45,900	1,599,615
Medtronic, Inc.	1,400	74,914
		1,674,529
Metals & Mining — 1.4%
Alcoa, Inc.	67,100	2,013,671
AngloGold Ashanti, Ltd. ADR	1,800	84,762
Newmont Mining Corp.	1,700	76,755
RTI International Metals, Inc.(a) (b)	16,210	1,267,946
		3,443,134
Pharmaceuticals — 6.6%
Abbott Laboratories	70,000	3,409,700
Bentley Pharmaceuticals, Inc.(a) (b)	23,800	242,046
Eli Lilly & Co.	26,700	1,391,070
Johnson & Johnson	46,900	3,096,338

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Novartis AG-ADR (Switzerland)	30,200	$1,734,688
Pfizer, Inc.	117,200	3,035,480
Wyeth	65,600	3,340,352
		16,249,674
Prepackaged Software — 1.4%
Microsoft Corp.	111,900	3,341,334
Retail — 2.3%
The Home Depot, Inc.	66,200	2,658,592
Wal-Mart Stores, Inc.	65,200	3,010,936
		5,669,528
Telephone Utilities — 1.2%
Vodafone Group PLC, Sponsored ADR (United Kingdom)	109,912	3,053,355
TOTAL COMMON STOCK (Cost $121,385,245)		148,877,454
PREFERRED STOCK — 0.0%
Automotive & Parts
General Motors Corp., Series B	4,100	86,879
TOTAL PREFERRED STOCK (Cost $74,199)		86,879
TOTAL EQUITIES (Cost $121,459,444)		148,964,333
	Principal Amount
BONDS & NOTES — 34.1%
ASSET BACKED SECURITIES — 0.1%
Financial Services
Wachovia Asset Securitization, Inc., Series 2002-HE1, Class A FRN 5.720% 09/27/2032	$206,479	206,890
TOTAL ASSET BACKED SECURITIES (Cost $207,641)		206,890
CORPORATE DEBT — 9.0%
Advertising — 0.0%
Lamar Media Corp. 6.625% 08/15/2015	40,000	39,650
Aerospace & Defense — 0.0%
DRS Technologies, Inc. 6.625% 02/01/2016	20,000	20,150

	Principal Amount	Market Value
Automotive & Parts — 0.5%
DaimlerChrysler NA Holding 5.750% 05/18/2009	$60,000	$60,085
DaimlerChrysler NA Holding 5.875% 03/15/2011	100,000	100,376
DaimlerChrysler NA Holding 7.200% 09/01/2009	80,000	82,989
DaimlerChrysler NA Holding MTN 4.050% 06/04/2008	55,000	53,825
Ford Motor Co. 4.250% 12/15/2036	150,000	160,312
Ford Motor Co. 6.625% 10/01/2028	50,000	36,250
Ford Motor Co.(b) 7.450% 07/16/2031	150,000	117,750
General Motors Corp.(b) 8.375% 07/15/2033	400,000	370,000
General Motors Corp. EUR(d) 8.375% 07/05/2033	90,000	114,979
Visteon Corp. 8.250% 08/01/2010	40,000	39,000
		1,135,566
Banking, Savings & Loans — 1.6%
Aiful Corp.(c) 5.000% 08/10/2010	100,000	97,040
Bank of America Corp.(b) 5.375% 08/15/2011	280,000	281,936
Bank One Corp. 2.625% 06/30/2008	545,000	524,090
CIT Group, Inc. 5.400% 03/07/2013	110,000	109,170
Citigroup, Inc. 5.100% 09/29/2011	370,000	368,433
Di Finance/Dyncorp International, Series B 9.500% 02/15/2013	15,000	15,900
Export-Import Bank of Korea(c) 5.250% 02/10/2014	5,000	4,951
Glitnir Banki HF(c) 6.330% 07/28/2011	160,000	164,290
Glitnir Banki HF VRN(c) 6.693% 06/15/2016	140,000	144,532
International Finance Corp. 5.125% 05/02/2011	1,000,000	1,004,995
Landsbanki Islands HF(c) 6.100% 08/25/2011	280,000	284,668

	Principal Amount	Market Value
Pemex Project Funding Master Trust 6.625% 06/15/2035	$70,000	$71,610
Rabobank Capital Fund II VRN(c) 5.260% 12/31/2049	10,000	9,779
Rabobank Capital Funding Trust VRN(c) 5.254% 12/31/2049	120,000	115,699
Resona Preferred Global Securities VRN(c) 7.191% 12/31/2049	155,000	161,732
Shinsei Finance Cayman Ltd.(c) 6.418% 07/20/2049	100,000	99,885
SLM Corp. 3.190% 04/01/2009	20,000	19,446
Sprint Capital 8.750% 03/15/2032	160,000	192,578
Wachovia Capital Trust III 5.800% 03/15/2042	120,000	120,991
Wells Fargo & Co. 5.300% 08/26/2011	15,000	15,060
Wells Fargo Capital 5.950% 12/15/2036	100,000	98,009
		3,904,794
Broadcasting, Publishing & Printing — 0.3%
Clear Channel Communications, Inc. 4.250% 05/15/2009	50,000	48,426
Clear Channel Communications, Inc. 4.625% 01/15/2008	10,000	9,904
Clear Channel Communications, Inc. 5.500% 09/15/2014	150,000	126,534
Comcast Corp. 6.500% 01/15/2015	255,000	265,691
Comcast Corp. 6.500% 01/15/2017	140,000	146,093
Cox Communications, Inc. 3.875% 10/01/2008	120,000	116,750
CSC Holdings, Inc. 7.625% 07/15/2018	25,000	24,344
Kabel Deutschland GMBH 10.625% 07/01/2014	25,000	27,719
Rogers Cable, Inc. 6.750% 03/15/2015	20,000	20,607
Shaw Communications, Inc., Senior Note 7.200% 12/15/2011	10,000	10,412
Sun Media Corp. 7.625% 02/15/2013	10,000	10,137
		806,617

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Chemicals — 0.1%
Georgia Gulf Corp.(c) 9.500% 10/15/2014	$10,000	$9,750
Graham Packaging Co.(b) 9.875% 10/15/2014	20,000	20,200
Lyondell Chemical Co. 8.000% 09/15/2014	10,000	10,375
Lyondell Chemical Co. 8.250% 09/15/2016	5,000	5,250
Vale Overseas Ltd. 6.875% 11/21/2036	210,000	215,386
Westlake Chemicals 6.625% 01/15/2016	15,000	14,512
		275,473
Commercial Services — 0.2%
Amerigas Partners, LP 7.250% 05/20/2015	10,000	10,125
Ashtead Capital, Inc.(c) 9.000% 08/15/2016	16,000	17,120
H&E Equipment Services 8.375% 07/15/2016	10,000	10,475
Hertz Corp.(c) 8.875% 01/01/2014	10,000	10,475
Service Corp. International 7.000% 06/15/2017	15,000	15,187
Waste Management, Inc. 6.375% 11/15/2012	175,000	183,264
Waste Management, Inc. 6.500% 11/15/2008	110,000	112,067
		358,713
Communications — 0.1%
Echostar DBS Corp. 6.625% 10/01/2014	20,000	19,500
Echostar DBS Corp. 7.000% 10/01/2013	10,000	9,987
Echostar DBS Corp. 7.125% 02/01/2016	15,000	15,000
Intelsat Bermuda Ltd.(c) 9.250% 06/15/2016	15,000	16,125
Intelsat Ltd. 6.500% 11/01/2013	30,000	25,500
SBC Communications, Inc. 5.100% 09/15/2014	120,000	116,514
Viacom Inc. 5.750% 04/30/2011	70,000	70,036
		272,662
Computer Software/Services — 0.0%
UGS Corp. 10.000% 06/01/2012	20,000	21,800

	Principal Amount	Market Value
Computers & Information — 0.0%
Xerox Corp. 6.750% 02/01/2017	$20,000	$20,900
Computers & Office Equipment — 0.0%
Electronic Data Systems Corp. 7.125% 10/15/2009	10,000	10,425
Electric Utilities — 0.8%
AES Corp. 7.750% 03/01/2014	560,000	590,800
AES Corp. 8.875% 02/15/2011	10,000	10,725
The Cleveland Electric Illuminating Co. 5.650% 12/15/2013	40,000	39,867
Dominion Resources, Inc. 4.750% 12/15/2010	40,000	39,081
Dominion Resources, Inc.(b) 5.700% 09/17/2012	165,000	166,870
Duke Energy Corp. 5.625% 11/30/2012	145,000	147,618
Duke Energy Corp. 6.250% 01/15/2012	80,000	83,300
Exelon Corp. 5.625% 06/15/2035	30,000	28,259
FirstEnergy Corp., Series B 6.450% 11/15/2011	60,000	62,569
FirstEnergy Corp., Series C 7.375% 11/15/2031	315,000	358,733
Oncor Electric Delivery Co. 6.375% 01/15/2015	10,000	10,308
Pacific Gas & Electric Co. 6.050% 03/01/2034	210,000	211,801
TXU Corp., Series P 5.550% 11/15/2014	60,000	56,960
TXU Corp., Series R 6.550% 11/15/2034	270,000	252,512
		2,059,403
Electrical Equipment & Electronics — 0.0%
DirecTV Holdings LLC/ DirecTV Financing Co. 8.375% 03/15/2013	25,000	26,000
NXP BV/NXP Funding LLC(c) 7.875% 10/15/2014	5,000	5,169
		31,169
Energy — 1.1%
Amerada Hess Corp. 7.300% 08/15/2031	330,000	368,295

	Principal Amount	Market Value
Anadarko Petroleum Corp. FRN 5.760% 09/15/2009	$200,000	$200,816
Anadarko Petroleum Corp. 5.950% 09/15/2016	10,000	10,021
Anadarko Petroleum Corp. 6.450% 09/15/2036	150,000	151,574
Apache Corp. 6.250% 04/15/2012	190,000	197,279
Chesapeake Energy Corp. 6.375% 06/15/2015	5,000	4,950
Chesapeake Energy Corp. 6.500% 08/15/2017	20,000	19,550
Conoco Funding Co. 6.350% 10/15/2011	40,000	41,818
Conoco, Inc. 6.950% 04/15/2029	185,000	210,137
ConocoPhillips Co. 4.750% 10/15/2012	150,000	146,261
Devon Energy Corp. 7.950% 04/15/2032	80,000	97,391
Dynegy Holdings, Inc. 8.750% 02/15/2012	20,000	21,200
El Paso Corp. 7.750% 01/15/2032	60,000	65,700
El Paso Corp. 7.800% 08/01/2031	136,000	148,580
Kerr-McGee Corp. 7.875% 09/15/2031	300,000	357,893
Kerr-McGee Corp. 6.950% 07/01/2024	10,000	10,650
Kinder Morgan Energy Partners LP 5.000% 12/15/2013	30,000	28,512
Kinder Morgan Energy Partners LP 6.300% 02/01/2009	30,000	30,398
Kinder Morgan Energy Partners LP 6.750% 03/15/2011	40,000	41,619
Opti Cananda, Inc.(c) 8.250% 12/15/2014	20,000	20,550
Petrobras International Finance Co. 6.125% 10/06/2016	160,000	161,600
Semgroup LP(c) 8.750% 11/15/2015	10,000	10,050
Suburban Propane Partners 6.875% 12/15/2013	35,000	34,300
Williams Cos., Inc. Series A 7.500% 01/15/2031	290,000	300,875
XTO Energy, Inc. 7.500% 04/15/2012	50,000	54,323
		2,734,342

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Entertainment & Leisure — 0.0%
AMC Entertainment, Inc. 11.000% 02/01/2016	$15,000	$16,837
Financial Services — 2.4%
AAC Group Holding Corp. FRN 10.250% 10/01/2012	15,000	13,119
Anadarko Finance Co. 6.750% 05/01/2011	35,000	36,688
Banque Paribas – New York 6.875% 03/01/2009	170,000	175,811
Deutsche Telekom International Finance BV 5.750% 03/23/2016	75,000	73,898
Devon Financing Corp. ULC 6.875% 09/30/2011	70,000	74,019
E*TRADE Financial Corp. 7.375% 09/15/2013	20,000	20,800
El Paso Performance- Linked Trust(c) 7.750% 07/15/2011	270,000	285,525
Ford Motor Credit Co. 7.375% 10/28/2009	730,000	731,555
Ford Motor Credit Co. 7.375% 02/01/2011	120,000	118,793
Ford Motor Credit Co. FRN(c) 10.610% 06/15/2011	551,000	588,145
Gaz Capital SA(c) 6.212% 11/22/2016	200,000	201,400
General Electric Capital Corp. 4.125% 09/01/2009	150,000	146,250
General Electric Capital Corp. 4.250% 01/15/2008	110,000	108,999
General Electric Capital Corp., Series A FRN 5.620% 09/15/2014	380,000	382,469
General Motors Acceptance Corp. 4.375% 12/10/2007	90,000	88,747
General Motors Acceptance Corp. 5.125% 05/09/2008	120,000	118,717
General Motors Acceptance Corp. 5.850% 01/14/2009	130,000	129,507
General Motors Acceptance Corp. 6.125% 08/28/2007	240,000	240,047
General Motors Acceptance Corp. 6.311% 11/30/2007	80,000	79,500

	Principal Amount	Market Value
General Motors Acceptance Corp. 7.750% 01/19/2010	$140,000	$146,533
General Motors Acceptance Corp. 8.000% 11/01/2031	70,000	80,365
Goldman Sachs Group, Inc. 4.500% 06/15/2010	110,000	107,661
Goldman Sachs Group, Inc. 5.000% 01/15/2011	80,000	79,328
Household Finance Corp. Series 4.125% 11/16/2009	375,000	364,581
Hypothekenbank in Essen(c) 5.000% 01/20/2012	20,000	19,908
Idearc, Inc.(c) 8.000% 11/15/2016	20,000	20,300
ILFC E-Capital Trust II(c) 6.250% 12/21/2065	30,000	30,476
Kaupthing Bank(c) 6.062% 04/12/2011	320,000	322,231
Kaupthing Bank (Iceland)(c) 7.125% 05/19/2016	100,000	106,068
Lehman Brothers Holdings, Inc. 4.000% 01/22/2008	190,000	187,383
Morgan Stanley 3.625% 04/01/2008	50,000	48,988
Morgan Stanley 5.625% 01/09/2012	190,000	193,131
MUFG Capital Finance 1 Ltd. VRN 6.346% 07/29/2049	100,000	101,489
Pacific Energy Partners, LP/Pacific Energy Finance Corp. 7.125% 06/15/2014	5,000	5,131
Sprint Capital Corp. 8.375% 03/15/2012	50,000	55,569
Telecom Italia Capital SA 4.950% 09/30/2014	120,000	111,173
TNK-BP Finance SA(c) 7.500% 07/18/2016	170,000	180,837
Ventas Realty Corp. REIT 6.500% 06/01/2016	15,000	15,375
Ventas Realty Corp. REIT 7.125% 06/01/2015	10,000	10,500
Verizon Global Funding Corp. 7.375% 09/01/2012	60,000	65,599
		5,866,615

	Principal Amount	Market Value
Forest Products & Paper — 0.1%
Weyerhaeuser Co. 6.750% 03/15/2012	$185,000	$194,021
Healthcare — 0.5%
DaVita, Inc. 7.250% 03/15/2015	50,000	51,000
HCA, Inc. 6.250% 02/15/2013	190,000	168,150
HCA, Inc. 6.300% 10/01/2012	6,000	5,490
HCA, Inc. 6.375% 01/15/2015	320,000	271,200
HCA, Inc.(b) 6.500% 02/15/2016	34,000	28,645
HCA, Inc. 7.500% 11/06/2033	20,000	16,300
HCA, Inc. 7.690% 06/15/2025	10,000	8,277
HCA, Inc.(c) 9.125% 11/15/2014	10,000	10,687
HCA, Inc.(c) 9.250% 11/15/2016	90,000	96,412
HCA, Inc.(c) 9.625% 11/15/2016	110,000	118,250
Tenet Healthcare Corp. 9.250% 02/01/2015	526,000	526,000
Tenet Healthcare Corp. 9.875% 07/01/2014	30,000	30,525
		1,330,936
Industrial – Diversified — 0.2%
Jacuzzi Brands, Inc. 9.625% 07/01/2010	15,000	15,938
Tyco International Group SA 6.375% 10/15/2011	180,000	188,368
Tyco International Group SA 6.875% 01/15/2029	160,000	181,886
		386,192
Insurance — 0.0%
ASIF Global Financing(c) 4.900% 01/17/2013	20,000	19,504
Lodging — 0.1%
Boyd Gaming Corp. 7.125% 02/01/2016	20,000	19,900
Inn of the Mountain Gods Resort & Casino 12.000% 11/15/2010	20,000	21,600
MGM Mirage 6.625% 07/15/2015	5,000	4,763
MGM Mirage 7.625% 01/15/2017	5,000	5,013

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
MGM Mirage 8.375% 02/01/2011	$40,000	$41,500
MGM Mirage 9.750% 06/01/2007	5,000	5,063
Station Casinos, Inc. 7.750% 08/15/2016	35,000	35,263
		133,102
Media – Broadcasting & Publishing — 0.2%
AOL Time Warner, Inc. 6.875% 05/01/2012	355,000	375,146
Medical Supplies — 0.0%
Fresenius Medical Care Capital Trust II 7.875% 02/01/2008	16,000	16,280
Metals & Mining — 0.0%
Corporacion Nacional del Cobre(c) 4.750% 10/15/2014	100,000	95,067
Peabody Energy Corp. 6.875% 03/15/2013	15,000	15,375
		110,442
Oil & Gas — 0.1%
El Paso Natural Gas Co. 8.375% 06/15/2032	168,000	203,438
Pride International, Inc. 7.375% 07/15/2014	15,000	15,488
Western Oil Sands, Inc. 8.375% 05/01/2012	25,000	27,750
		246,676
Pharmaceuticals — 0.0%
Omnicare, Inc. 6.125% 06/01/2013	15,000	14,363
Photography Equipment/Supplies — 0.2%
Eastman Kodak Co. 3.625% 05/15/2008	140,000	134,962
Eastman Kodak Co. 7.250% 11/15/2013	240,000	238,591
		373,553
Prepackaged Software — 0.0%
Sungard Data Systems, Inc.(b) 10.250% 08/15/2015	15,000	16,013
Real Estate — 0.0%
Forest City Enterprises, Inc. 7.625% 06/01/2015	15,000	15,300
Telephone Utilities — 0.3%
BellSouth Corp. 4.750% 11/15/2012	10,000	9,650

	Principal Amount	Market Value
British Telecom PLC 8.625% 12/15/2010	$160,000	$178,562
Cincinnati Bell, Inc. 7.000% 02/15/2015	25,000	25,031
Koninklijke KPN NV 8.000% 10/01/2010	180,000	194,217
Koninklijke KPN NV 8.375% 10/01/2030	125,000	143,219
Qwest Communications International, Inc. 7.500% 02/15/2014	20,000	20,600
Sprint Nextel Corp. 6.000% 12/01/2016	120,000	116,955
U.S. West Communications, Inc. 5.625% 11/15/2008	30,000	30,038
Windstream Corp.(c) 8.625% 08/01/2016	10,000	10,950
		729,222
Tobacco — 0.2%
Altria Group, Inc. 7.000% 11/04/2013	325,000	353,118
Philip Morris Cos., Inc. 7.750% 01/15/2027	10,000	12,129
		365,247
Transportation — 0.0%
Gulfmark Offshore, Inc. 7.750% 07/15/2014	10,000	10,200
Horizon Lines LLC 9.000% 11/01/2012	25,000	26,250
OMI Corp. 7.625% 12/01/2013	50,000	51,125
		87,575
TOTAL CORPORATE DEBT (Cost $21,833,539)		21,988,688
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.2%
Financial Services
Collateralized Mortgage Obligations
Amresco Residential Securities Mortgage Loan Trust, Series 1997-3, Class M1A FRN 5.910% 09/25/2027	64,181	64,190
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-4, Class A6 FRN 3.516% 06/25/2034	400,000	386,639

	Principal Amount	Market Value
Countrywide Home Equity Loan Trust, Series 2005-G, Class 2A FRN 5.580% 12/15/2035	$429,532	$430,270
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-R3, Class AF FRN(c) 5.750% 09/25/2035	670,840	673,477
CRIIMI MAE Commercial Mortgage Trust, Series 1998-C1, Class A2(c) 7.000% 06/02/2033	100,842	101,569
First Franklin Mortgage Loan Asset Backed Certificates, Series 2004-FF10, Class A2 FRN 5.750% 12/25/2032	212,678	212,811
Greenpoint Mortgage Funding Trust, Series 2005-HE4, Class 2A1A FRN 5.570% 07/25/2030	199,153	199,464
GS Mortgage Securities Corp. II, Series 2005-GG4, Class AABA 4.680% 07/10/2039	300,000	290,886
Harborview Mortgage Loan Trust, Series 2006-2, Class 1A FRN 5.441% 02/25/2036	166,000	165,496
Impac Secured Assets Corp., Series 2005-2, Class A1 FRN 5.670% 03/25/2036	621,115	622,120
Indymac Index Mortgage Loan Trust, Series 2005-AR15, Class A2 5.099% 09/25/2035	147,666	142,175
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CB12, Class A4 4.895% 09/12/2037	600,000	581,632
Keycorp Student Loan Trust, Series 2005-A, Class 1A1 FRN 5.376% 12/27/2019	445,878	445,599
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A5 4.739% 07/15/2030	210,000	201,736

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class AAB 4.664% 07/15/2030	$200,000	$193,749
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class A4 4.954% 09/15/2040	200,000	194,926
Mach One Trust Commercial Mortgage- Backed, Series 2004-1A, Class X, IO FRN(c) 1.605% 05/28/2040	2,574,927	108,636
MASTR Adjustable Rate Mortgages Trust, Series 2005-1, Class 1A3(c) 7.000% 08/25/2034	304,553	309,198
MLCC Mortgage Investors, Inc., Series 2004-B, Class A3 7.064% 05/25/2029	210,415	213,655
MSDWCC Heloc Trust, Series 2005-1, Class A 5.540% 07/25/2017	479,967	480,567
Mutual Fund Fee Trust, Series 2000-3 9.070% 07/01/2008	660,225	70,096
Option One Mortgage Loan Trust, Series 2003-3, Class A1 FRN 5.640% 06/25/2033	377,989	378,639
Prime Mortgage Trust, Series 2006-DR1, Class 1A1(c) 5.500% 05/25/2035	389,804	387,118
Prime Mortgage Trust, Series 2006-DR1, Class 1A2(c) 6.000% 05/25/2035	193,227	194,419
Prime Mortgage Trust, Series 2006-DR1, Class 2A2(c) 6.000% 05/25/2035	588,014	586,356
Residential Asset Mortgage Products, Inc., Series 2002-RS4, Class A11 FRN 5.990% 08/25/2032	14,911	14,918
UCFC Home Equity Loan, Series 1998-D, Class MF1 6.905% 04/15/2030	94,635	94,440

	Principal Amount	Market Value
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2004-RA1, Class 2A 7.000% 03/25/2034	$198,184	$199,837
TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $8,247,069)		7,944,618
SOVEREIGN DEBT OBLIGATIONS — 1.0%
Sovereign Debt Obligations
Canada Government CAD(d) 4.000% 12/01/2031	71,583	89,637
Republic of Brazil 10.125% 05/15/2027	15,000	21,075
Republic of Brazil(b) 11.000% 08/17/2040	231,000	306,075
Republic of Colombia 7.375% 09/18/2037	100,000	107,350
Republic of Colombia 11.750% 02/25/2020	23,000	33,408
Republic of Germany EUR(d) 3.750% 01/04/2015	320,000	415,557
Republic of Panama 7.125% 01/29/2026	105,000	113,400
Russian Federation 5.000% 03/31/2030	755,000	852,320
United Mexican States 7.500% 04/08/2033	57,000	67,260
United Mexican States 8.300% 08/15/2031	120,000	153,420
United Mexican States(b) 11.500% 05/15/2026	200,000	323,500
TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $2,198,638)		2,483,002
U.S. GOVERNMENT AGENCY OBLIGATIONS — 14.9%
Federal Home Loan Bank — 0.2%
Federal Home Loan Bank 4.875% 11/18/2011	250,000	248,980
Federal Home Loan Bank 5.125% 06/13/2008	110,000	109,969
Federal Home Loan Bank 5.375% 08/19/2011	110,000	111,770
		470,719

	Principal Amount	Market Value
Federal Home Loan Mortgage Corporation (FHLMC) — 1.4%
Pass-Through Securities
FHLMC 4.650% 10/10/2013	$760,000	$733,057
FHLMC 4.750% 01/18/2011	130,000	129,058
FHLMC 5.000% 08/01/2020- 10/01/2035	1,839,069	1,798,764
FHLMC 5.250% 02/24/2011	500,000	498,328
FHLMC 5.300% 05/12/2020	160,000	154,045
FHLMC 5.625% 03/15/2011- 11/23/2035	180,000	177,777
FHLMC 6.750% 09/15/2029	100,000	120,625
Total Pass-Through Securities		3,611,654
Federal National Mortgage Association (FNMA) — 10.8%
Pass-Through Securities
FNMA 4.500% 09/01/2035	289,428	271,214
FNMA 4.610% 10/10/2013	760,000	731,776
FNMA 5.000% 11/01/2020- 03/01/2036	17,566,381	16,999,291
FNMA 5.200% 11/08/2010	210,000	208,893
FNMA 5.500% 02/01/2021- 09/01/2035	3,378,217	3,371,373
FNMA 5.625% 05/19/2011	340,000	342,711
FNMA 6.000% 08/01/2031- 01/01/2036	3,284,528	3,307,884
FNMA 6.500% 07/01/2036- 10/01/2036	299,700	305,378
FNMA 6.625% 09/15/2009	190,000	197,815
FNMA 6.769% 11/01/2035	174,600	177,637
FNMA 6.771% 11/01/2035	171,099	174,073
FNMA 6.775% 11/01/2035	84,839	86,332

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
FNMA 6.778% 11/01/2035	$165,724	$168,643
FNMA 6.780% 11/01/2035	168,485	171,453
Total Pass-Through Securities		26,514,473
Government National Mortgage Association (GNMA) — 2.5%
Pass-Through Securities
GNMA 5.000% 05/15/2034- 09/15/2035	4,057,579	3,952,969
GNMA 6.000% 01/15/2032- 01/15/2036	2,015,440	2,047,665
GNMA 6.500% 10/15/2032	77,185	79,461
Total Pass-Through Securities		6,080,095
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $36,833,957)		36,676,941
U.S. TREASURY OBLIGATIONS — 5.9%
U.S. Treasury Bonds — 1.5%
U.S. Treasury Bond(b) 4.500% 02/15/2036	1,290,000	1,227,314
U.S. Treasury Inflation Index 2.000% 01/15/2026	40,691	38,269
U.S. Treasury Inflation Index 2.375% 01/15/2025	1,199,677	1,195,471
U.S. Treasury Inflation Index 3.875% 04/15/2029	859,733	1,083,699
		3,544,753
U.S. Treasury Notes — 4.4%
U.S. Treasury Inflation Index 0.875% 04/15/2010	181,183	171,770
U.S. Treasury Inflation Index 1.875% 07/15/2015	62,282	59,700
U.S. Treasury Inflation Index 2.000% 01/15/2014	600,996	583,913
U.S. Treasury Inflation Index 2.000% 01/15/2016	162,765	157,204
U.S. Treasury Inflation Index 2.375% 04/15/2011	1,871,703	1,864,538

	Principal Amount	Market Value
U.S. Treasury Inflation Index 2.500% 07/15/2016	$329,927	$332,439
U.S. Treasury Inflation Index 3.875% 01/15/2009	36,934	37,958
U.S. Treasury Note 3.125% 05/15/2007	10,000	9,930
U.S. Treasury Note(b) 4.375% 11/15/2008	60,000	59,517
U.S. Treasury Note(b) 4.500% 02/15/2009	70,000	69,584
U.S. Treasury Note(b) 4.500% 11/30/2011	100,000	99,125
U.S. Treasury Note 4.500% 12/31/2011	420,000	418,622
U.S. Treasury Note(b) 4.625% 10/31/2011	6,850,000	6,825,918
U.S. Treasury Note(b) 4.625% 11/15/2016	140,000	139,103
U.S. Treasury Note 4.875% 08/15/2009	50,000	50,148
		10,879,469
TOTAL U.S. TREASURY OBLIGATIONS (Cost $14,578,720)		14,424,222
TOTAL BONDS & NOTES (Cost $83,899,564)		83,724,361
OPTIONS — 0.1%
Eurodollar Future Options, June 2007 Call, Expires 6/18/07, Strike 94	37,500	28,875
Eurodollar Future Options, March 2007 Call, Expires 3/19/07, Strike 94	42,500	28,900
Eurodollar Future Options, March 2007 Call, Expires 3/19/2007, Strike 94.75	77,500	2,325
Eurodollar Future Options, March 2007 Put, Expires 3/19/07, Strike 95.5	17,500	14,350
Eurodollar Future Options, March 2007 Put, Expires 3/19/2007, Strike 93	7,500	19
Eurodollar Future Options, September 2007 Call, Expires 9/17/07, Strike 95	35,000	6,475
U.S. 5 Year Future Options, March 2007 Call, Expires 02/23/2007, Strike 102.5	14,000	35,875
U.S. 5 Year Future Options, March 2007 Call, Expires 02/23/2007, Strike 105	15,000	7,734

	Principal Amount	Market Value
U.S. 5 Year Future Options, March 2007 Call, Expires 2/23/07, Strike 102	$8,000	$24,500
TOTAL OPTIONS (Cost $176,564)		149,053
TOTAL LONG TERM INVESTMENTS (Cost $205,535,572)		232,837,747
SHORT-TERM INVESTMENTS — 17.0%
Cash Equivalents — 11.9%(g)
Abbey National PLC Eurodollar Time Deposit 5.280% 01/05/2007	727,679	727,679
American Beacon Money Market Fund(e)	251,304	251,304
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	1,063,515	1,063,515
Bank of America 5.270% 01/09/2007	559,744	559,744
Bank of America 5.310% 03/08/2007	559,744	559,744
Bank of America 5.320% 02/16/2007	167,923	167,923
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 01/30/2007	335,846	335,846
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 02/06/2007	1,119,489	1,119,489
Bank of Nova Scotia Eurodollar Time Deposit 5.300% 02/27/2007	727,668	727,668
The Bank of the West Eurodollar Time Deposit 5.285% 01/17/2007	279,872	279,872
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	559,744	559,744
Barclays Eurodollar Time Deposit 5.310% 02/20/2007	559,744	559,744
Barclays Eurodollar Time Deposit 5.320% 02/13/2007	167,923	167,923
BGI Institutional Money Market Fund(e)	528,787	528,787
Calyon Eurodollar Time Deposit 5.290% 03/05/2007	839,617	839,617
Calyon Eurodollar Time Deposit 5.310% 02/16/2007	279,872	279,872

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Calyon Eurodollar Time Deposit 5.310% 02/22/2007	$279,872	$279,872
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 01/29/2007	1,029,930	1,029,930
Citigroup Eurodollar Time Deposit 5.305% 03/05/2007	839,617	839,617
Citigroup Eurodollar Time Deposit 5.310% 03/16/2007	279,872	279,872
Commonwealth Bank of Australia Commercial Paper 5.291% 01/08/2007	559,744	559,744
Dexia Group Eurodollar Time Deposit 5.285% 01/16/2007	559,744	559,744
Dreyfus Cash Management Plus Money Market Fund(e)	199,939	199,939
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	93,750	93,750
Federal Home Loan Bank Discount Note 5.207% 01/19/2007	146,067	146,067
First Tennessee National Corp. Eurodollar Time Deposit 5.290% 01/18/2007	559,744	559,744
Fortis Bank Eurodollar Time Deposit 5.295% 01/02/2007	223,898	223,898
Fortis Bank Eurodollar Time Deposit 5.300% 01/24/2007	839,617	839,617
Fortis Bank Eurodollar Time Deposit 5.300% 01/26/2007	839,617	839,617
Freddie Mac Discount Note 5.231% 01/23/2007	222,764	222,764
General Electric Capital Corp. Commercial Paper 5.296% 01/26/2007	279,872	279,872
Goldman Sachs Financial Square Prime Obligations Money Market Fund(e)	501,443	501,443
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	783,643	783,643

	Principal Amount	Market Value
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/25/2007	$559,744	$559,744
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.305% 03/14/2007	447,795	447,795
Lloyds TSB Bank Eurodollar Time Deposit 5.300% 02/26/2007	839,617	839,617
Marshall & Ilsley Bank Eurodollar Time Deposit 5.300% 03/19/2007	335,846	335,846
Rabobank Nederland Eurodollar Time Deposit 5.250% 01/02/2007	1,399,361	1,399,361
Rabobank Nederland Eurodollar Time Deposit 5.300% 03/05/2007	503,770	503,770
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/14/2007	559,744	559,744
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/15/2007	828,422	828,422
Royal Bank of Scotland Eurodollar Time Deposit 5.280% 01/11/2007	559,744	559,744
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 01/16/2007	111,949	111,949
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 02/09/2007	279,872	279,872
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	447,795	447,795
Societe Generale Eurodollar Time Deposit 5.270% 01/19/2007	1,119,489	1,119,489
Societe Generale Eurodollar Time Deposit 5.290% 02/01/2007	839,617	839,617
Societe Generale Eurodollar Time Deposit 5.313% 01/02/2007	223,898	223,898
Svenska Handlesbanken Eurodollar Time Deposit 5.250% 01/02/2007	1,930,910	1,930,910
UBS AG Eurodollar Time Deposit 5.290% 01/02/2007	291,068	291,068
UBS AG Eurodollar Time Deposit 5.300% 01/04/2007	671,694	671,694

	Principal Amount	Market Value
UBS AG Eurodollar Time Deposit 5.300% 01/05/2007	$335,846	$335,846
		29,253,785
Discount Notes — 0.1%
FNMA(f) 5.000% 06/25/2007	190,000	185,355
Repurchase Agreement — 4.9%
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/2006, 3.50%, due 01/02/2007(h)	12,018,298	12,018,298
Time Deposit — 0.1%
Deutsche Bank AG CD 5.343% 01/02/2007	300,000	300,000
TOTAL SHORT-TERM INVESTMENTS (Cost $41,757,438)		41,757,438
TOTAL INVESTMENTS — 111.8% (Cost $247,293,010)(i)		274,595,185
Other Assets/ (Liabilities) — (11.8%)		(28,949,475)
NET ASSETS — 100.0%		$245,645,710

Notes to Portfolio of Investments

ADR - American Depository Receipt

CAD - Canadian Dollar

EUR - Euro

FRN - Floating Rate Note

GDR - Global Depository Receipt

MTN - Medium Term Note

REIT - Real Estate Investment Trust

VRN - Variable Rate Note

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities amounted to a value of $7,286,197 or 3.0% of net assets.

(d)  The principal amount of the security is in foreign currency. The market value is in U.S. dollars.

(e)  Amount represents shares owned of the fund.

(f)  This security is held as collateral for open futures contracts. (Note 2).

(g)  Represents investments of security lending collateral. (Note 2).

(h)  Maturity value of $12,022,971. Collaterized by a U.S. Government Agency obligation with a rate of 4.152%, maturity date of 04/01/2034, and an aggregate market value, including accrued interest, of $12,619,213.

(i)  See Note 6 for aggregrate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments

December 31, 2006

	Number of Shares	Market Value
EQUITIES — 98.0%
COMMON STOCK — 98.0%
Advertising — 0.3%
Interpublic Group of Companies, Inc.(a) (b)	117,700	$1,440,648
Aerospace & Defense — 1.1%
Boeing Co.	25,000	2,221,000
Northrop Grumman Corp.	50,200	3,398,540
		5,619,540
Apparel, Textiles & Shoes — 1.6%
The Gap, Inc.	137,000	2,671,500
Jones Apparel Group, Inc.	21,300	712,059
Limited Brands, Inc.	61,800	1,788,492
VF Corp.	38,700	3,176,496
		8,348,547
Automotive & Parts — 2.0%
American Axle & Manufacturing Holdings, Inc.(b)	11,591	220,113
Autoliv, Inc.	39,400	2,375,820
BorgWarner, Inc.	27,100	1,599,442
DaimlerChrysler AG(b)	37,600	2,309,016
Magna International, Inc. Cl. A(b)	25,000	2,013,750
Toyota Motor Corp. Sponsored ADR (Japan)	16,500	2,216,115
		10,734,256
Banking, Savings & Loans — 14.6%
Bank of America Corp.	288,000	15,376,320
Comerica, Inc.	45,000	2,640,600
Fannie Mae	113,800	6,758,582
Fifth Third Bancorp(b)	40,500	1,657,665
Freddie Mac	71,100	4,827,690
JP Morgan Chase & Co.	298,200	14,403,060
KeyCorp	76,000	2,890,280
Mellon Financial Corp.	24,500	1,032,675
National City Corp.(b)	106,000	3,875,360
Regions Financial Corp.(b)	50,900	1,903,660
SunTrust Banks, Inc.	56,900	4,805,205
U.S. Bancorp	118,600	4,292,134
Wachovia Corp.	71,900	4,094,705
Washington Mutual, Inc.	125,000	5,686,250
Wells Fargo & Co.	89,200	3,171,952
		77,416,138
Beverages — 0.5%
The Coca-Cola Co.	12,400	598,300

	Number of Shares	Market Value
Molson Coors Brewing Co. Cl. B	3,921	$299,721
PepsiCo, Inc.	27,200	1,701,360
		2,599,381
Broadcasting, Publishing & Printing — 3.5%
CBS Corp. Cl. B	133,100	4,150,058
Comcast Corp. Cl. A(a)	125,500	5,312,415
Gannett Co., Inc.	9,800	592,508
Idearc, Inc.(a)	13,860	397,089
Liberty Media Holding Corp. Capital Cl. A(a)	2,400	235,152
Liberty Media Holding Corp. Interactive Cl. A(a)	6,000	129,420
Time Warner, Inc.	307,125	6,689,182
Viacom, Inc. Cl. B(a)	30,300	1,243,209
		18,749,033
Building Materials & Construction — 0.1%
Masco Corp.(b)	23,100	689,997
Chemicals — 1.1%
Du Pont (E.I.) de Nemours & Co.	29,900	1,456,429
Hercules, Inc.(a)	32,500	627,575
The Lubrizol Corp.	33,400	1,674,342
PPG Industries, Inc.	35,000	2,247,350
		6,005,696
Commercial Services — 0.5%
Accenture Ltd. Cl. A	70,900	2,618,337
Communications — 1.2%
American Tower Corp. Cl. A(a)	31,000	1,155,680
Crown Castle International Corp.(a)	67,000	2,164,100
Nokia Oyj Sponsored ADR (Finland)	102,700	2,086,864
Tellabs, Inc.(a)	111,800	1,147,068
		6,553,712
Computer Programming Services — 0.2%
Ceridian Corp.(a)	39,500	1,105,210
Computers & Information — 1.0%
International Business Machines Corp.	35,700	3,468,255
Solectron Corp.(a)	287,375	925,348
Tech Data Corp.(a)	17,200	651,364
		5,044,967

	Number of Shares	Market Value
Computers & Office Equipment — 1.2%
Electronic Data Systems Corp.	90,300	$2,487,765
Hewlett-Packard Co.	99,400	4,094,286
		6,582,051
Containers — 1.5%
Bemis Co., Inc.	14,800	502,904
Crown Holdings, Inc.(a)	90,700	1,897,444
Owens-Illinois, Inc.(a)	64,000	1,180,800
Smurfit-Stone Container Corp.(a)	138,900	1,466,784
Temple-Inland, Inc.	61,400	2,826,242
		7,874,174
Cosmetics & Personal Care — 2.9%
Colgate-Palmolive Co.	37,600	2,453,024
Kimberly-Clark Corp.	37,300	2,534,535
The Procter & Gamble Co.	162,900	10,469,583
		15,457,142
Electric Utilities — 2.6%
Alliant Energy Corp.	9,700	366,369
Constellation Energy Group, Inc.	32,300	2,224,501
Dominion Resources, Inc.	42,600	3,571,584
Entergy Corp.	30,700	2,834,224
Northeast Utilities	40,600	1,143,296
Pinnacle West Capital Corp.	20,700	1,048,248
TXU Corp.	48,300	2,618,343
		13,806,565
Electrical Equipment & Electronics — 4.3%
Agere Systems, Inc.(a)	71,100	1,362,987
Arrow Electronics, Inc.(a)	34,100	1,075,855
Celestica, Inc.(a)	85,700	669,316
Flextronics International Ltd.(a) (b)	221,400	2,541,672
General Electric Co.	450,900	16,777,989
Sanmina-SCI Corp.(a)	154,500	533,025
		22,960,844
Energy — 12.8%
Ashland, Inc.	29,600	2,047,728
BP PLC, Sponsored ADR (United Kingdom)	35,400	2,375,340
Chevron Corp.	197,800	14,544,234
ConocoPhillips	83,200	5,986,240
Diamond Offshore Drilling, Inc.(b)	9,900	791,406
ENSCO International, Inc.	12,700	635,762
Exxon Mobil Corp.	380,500	29,157,715

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
GlobalSantaFe Corp.	28,400	$1,669,352
Marathon Oil Corp.	54,900	5,078,250
Occidental Petroleum Corp.	14,400	703,152
Royal Dutch Shell PLC Sponsored ADR (United Kingdom)	33,900	2,399,781
Total SA Sponsored ADR (France)	31,400	2,258,288
Xcel Energy, Inc.	19,900	458,894
		68,106,142
Entertainment & Leisure — 0.4%
The Walt Disney Co.	63,700	2,182,999
Financial Services — 9.0%
Ameriprise Financial, Inc.	25,900	1,411,550
CIT Group, Inc.	23,100	1,288,287
Citigroup, Inc.	409,100	22,786,870
Countrywide Financial Corp.	107,800	4,576,110
The Goldman Sachs Group, Inc.	6,100	1,216,035
Huntington Bancshares, Inc.(b)	89,100	2,116,125
Janus Capital Group, Inc.	102,000	2,202,180
Lehman Brothers Holdings, Inc.	7,000	546,840
Merrill Lynch & Co., Inc.	83,800	7,801,780
Morgan Stanley	34,900	2,841,907
Waddell & Reed Financial, Inc. Cl. A	40,600	1,110,816
		47,898,500
Foods — 3.4%
Archer-Daniels-Midland Co.	72,700	2,323,492
Bunge Ltd.	10,500	761,355
ConAgra Foods, Inc.	78,000	2,106,000
General Mills, Inc.	47,700	2,747,520
Kellogg Co.	45,500	2,277,730
The Kroger Co.	101,200	2,334,684
Safeway, Inc.	64,800	2,239,488
Sara Lee Corp.	180,500	3,073,915
		17,864,184
Forest Products & Paper — 0.2%
Sonoco Products Co.	27,400	1,042,844
Healthcare — 0.2%
Tenet Healthcare Corp.(a) (b)	135,100	941,647
Home Construction, Furnishings & Appliances — 0.1%
Leggett & Platt, Inc.	17,600	420,640
Household Products — 1.2%
The Black & Decker Corp.	28,500	2,279,145
The Clorox Co.(b)	41,300	2,649,395

	Number of Shares	Market Value
Newell Rubbermaid, Inc.	56,700	$1,641,465
		6,570,005
Industrial – Diversified — 1.4%
Cooper Industries Ltd. Cl. A	14,190	1,283,202
Eaton Corp.	23,600	1,773,304
SPX Corp.	29,400	1,798,104
Textron, Inc.	21,000	1,969,170
Tyco International Ltd.	17,200	522,880
		7,346,660
Insurance — 9.9%
ACE Ltd.	18,000	1,090,260
Allstate Corp.	29,400	1,914,234
American International Group, Inc.	177,200	12,698,152
Aon Corp.	50,900	1,798,806
Chubb Corp.	32,400	1,714,284
Genworth Financial, Inc. Cl. A	106,700	3,650,207
The Hartford Financial Services Group, Inc.	36,600	3,415,146
MBIA, Inc.(b)	44,300	3,236,558
Metlife, Inc.(b)	62,975	3,716,155
MGIC Investment Corp.	46,100	2,883,094
Old Republic International Corp.	121,400	2,826,192
PartnerRe Ltd.(b)	18,100	1,285,643
Prudential Financial, Inc.	18,100	1,554,066
RenaissanceRe Holdings Ltd.	21,000	1,260,000
St. Paul Travelers Co.	90,024	4,833,389
Torchmark Corp.	17,500	1,115,800
UnumProvident Corp.(b)	78,600	1,633,308
XL Capital Ltd. Cl. A	29,700	2,138,994
		52,764,288
Machinery & Components — 0.4%
Cummins, Inc.(b)	17,700	2,091,786
Manufacturing — 0.4%
Avery Dennison Corp.	34,300	2,329,999
Metals & Mining — 1.1%
Alcoa, Inc.	10,300	309,103
Crane Co.	16,500	604,560
Mittal Steel Co. NV Cl. A ADR (Netherlands)(b)	59,200	2,497,056
United States Steel Corp.	33,900	2,479,446
		5,890,165
Pharmaceuticals — 4.5%
AmerisourceBergen Corp.	34,700	1,560,112
Eli Lilly & Co.	16,600	864,860
Merck & Co., Inc.	170,700	7,442,520
Pfizer, Inc.	536,100	13,884,990
		23,752,482

	Number of Shares	Market Value
Prepackaged Software — 0.4%
Microsoft Corp.	70,100	$2,093,186
Restaurants — 1.1%
McDonald's Corp.	128,200	5,683,106
Retail — 1.2%
Dillards, Inc. Cl. A(b)	30,000	1,049,100
Dollar Tree Stores, Inc.(a)	38,900	1,170,890
Family Dollar Stores, Inc.	18,000	527,940
Office Depot, Inc.(a)	60,700	2,316,919
Saks, Inc.(b)	68,900	1,227,798
		6,292,647
Telephone Utilities — 7.0%
AT&T, Inc.	350,000	12,512,500
BellSouth Corp.	132,500	6,242,075
Embarq Corp.	47,900	2,517,624
Sprint Nextel Corp.	280,500	5,298,645
Verizon Communications, Inc.	277,200	10,322,928
		36,893,772
Tobacco — 2.1%
Altria Group, Inc.	111,300	9,551,766
UST, Inc.(b)	27,900	1,623,780
		11,175,546
Toys, Games — 0.2%
Mattel, Inc.	47,100	1,067,286
Transportation — 0.8%
CSX Corp.	60,800	2,093,344
Norfolk Southern Corp.	45,500	2,288,195
		4,381,539
TOTAL EQUITIES (Cost $419,423,008)		520,395,661
	Principal Amount
SHORT-TERM INVESTMENTS — 6.9%
Cash Equivalents — 5.1%(d)
Abbey National PLC Eurodollar Time Deposit 5.280% 01/05/2007	$676,174	676,174
American Beacon Money Market Fund(c)	233,521	233,521
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	988,255	988,255
Bank of America 5.270% 01/09/2007	520,134	520,134

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Bank of America 5.310% 03/08/2007	$520,135	$520,135
Bank of America 5.320% 02/16/2007	156,040	156,040
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 01/30/2007	312,081	312,081
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 02/06/2007	1,040,269	1,040,269
Bank of Nova Scotia Eurodollar Time Deposit 5.300% 02/27/2007	676,175	676,175
The Bank of the West Eurodollar Time Deposit 5.285% 01/17/2007	260,067	260,067
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	520,135	520,135
Barclays Eurodollar Time Deposit 5.310% 02/20/2007	520,135	520,135
Barclays Eurodollar Time Deposit 5.320% 02/13/2007	156,040	156,040
BGI Institutional Money Market Fund(c)	491,368	491,368
Calyon Eurodollar Time Deposit 5.290% 03/05/2007	780,202	780,202
Calyon Eurodollar Time Deposit 5.310% 02/16/2007	260,067	260,067
Calyon Eurodollar Time Deposit 5.310% 02/22/2007	260,067	260,067
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 01/29/2007	957,048	957,048
Citigroup Eurodollar Time Deposit 5.305% 03/05/2007	780,202	780,202
Citigroup Eurodollar Time Deposit 5.310% 03/16/2007	260,067	260,067
Commonwealth Bank of Australia Commercial Paper 5.291% 01/08/2007	520,135	520,135
Dexia Group Eurodollar Time Deposit 5.285% 01/16/2007	520,135	520,135

	Principal Amount	Market Value
Dreyfus Cash Management Plus Money Market Fund(c)	$185,791	$185,791
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	87,116	87,116
Federal Home Loan Bank Discount Note 5.207% 01/19/2007	135,730	135,730
First Tennessee National Corp. Eurodollar Time Deposit 5.290% 01/18/2007	520,135	520,135
Fortis Bank Eurodollar Time Deposit 5.295% 01/02/2007	208,054	208,054
Fortis Bank Eurodollar Time Deposit 5.300% 01/24/2007	780,202	780,202
Fortis Bank Eurodollar Time Deposit 5.300% 01/26/2007	780,202	780,202
Freddie Mac Discount Note 5.231% 01/23/2007	207,000	207,000
General Electric Capital Corp. Commercial Paper 5.296% 01/26/2007	260,067	260,067
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	465,959	465,959
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	728,188	728,188
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/25/2007	520,135	520,135
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.305% 03/14/2007	416,108	416,108
Lloyds TSB Bank Eurodollar Time Deposit 5.300% 02/26/2007	780,202	780,202
Marshall & Ilsley Bank Eurodollar Time Deposit 5.300% 03/19/2007	312,081	312,081
Rabobank Nederland Eurodollar Time Deposit 5.250% 01/02/2007	1,300,337	1,300,337
Rabobank Nederland Eurodollar Time Deposit 5.300% 03/05/2007	468,121	468,121
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/14/2007	520,135	520,135

	Principal Amount	Market Value
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/15/2007	$769,799	$769,799
Royal Bank of Scotland Eurodollar Time Deposit 5.280% 01/11/2007	520,135	520,135
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 01/16/2007	104,027	104,027
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 02/09/2007	260,067	260,067
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	416,108	416,108
Societe Generale Eurodollar Time Deposit 5.270% 01/19/2007	1,040,269	1,040,269
Societe Generale Eurodollar Time Deposit 5.290% 02/01/2007	780,202	780,202
Societe Generale Eurodollar Time Deposit 5.313% 01/02/2007	208,054	208,054
Svenska Handlesbanken Eurodollar Time Deposit 5.250% 01/02/2007	1,794,270	1,794,270
UBS AG Eurodollar Time Deposit 5.290% 01/02/2007	270,470	270,470
UBS AG Eurodollar Time Deposit 5.300% 01/04/2007	624,162	624,162
UBS AG Eurodollar Time Deposit 5.300% 01/05/2007	312,081	312,081
		27,183,659
Repurchase Agreement — 1.8%
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/2006, 3.50%, due 01/02/2007(e)	9,764,226	9,764,226
TOTAL SHORT-TERM INVESTMENTS (Cost $36,947,885)		36,947,885
TOTAL INVESTMENTS — 104.9% (Cost $456,370,893)(f)		557,343,546
Other Assets/ (Liabilities) — (4.9%)		(26,148,051)
NET ASSETS — 100.0%		$531,195,495

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $9,768,023. Collateralized by a U.S. Government Agency obligation with a rate of 4.254%, maturity date of 05/01/2034, and aggregate market value, including accrued interest, of $10,252,438.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Portfolio of Investments

December 31, 2006

	Number of Shares	Market Value
EQUITIES — 97.9%
COMMON STOCK — 97.9%
Aerospace & Defense — 3.2%
General Dynamics Corp.	393,700	$29,271,595
Goodrich Corp.	256,400	11,679,020
		40,950,615
Air Transportation — 0.8%
Southwest Airlines Co.	689,900	10,569,268
Apparel, Textiles & Shoes — 1.0%
The Gap, Inc.	661,900	12,907,050
Banking, Savings & Loans — 14.7%
Bank of America Corp.	954,500	50,960,755
The Bank of New York Co., Inc.	358,800	14,125,956
JP Morgan Chase & Co.	700,536	33,835,889
State Street Corp.	294,300	19,847,592
SunTrust Banks, Inc.	124,700	10,530,915
U.S. Bancorp	376,700	13,632,773
UBS AG	249,400	15,046,302
Wachovia Corp.	283,034	16,118,786
Wells Fargo & Co.	411,200	14,622,272
		188,721,240
Beverages — 1.3%
PepsiCo, Inc.	276,500	17,295,075
Broadcasting, Publishing & Printing — 2.5%
Comcast Corp. Cl. A(a)	312,400	13,223,892
Time Warner, Inc.	877,800	19,118,484
		32,342,376
Chemicals — 2.2%
Dow Chemical Co.	310,600	12,405,364
Du Pont (E.I.) de Nemours & Co.	318,300	15,504,393
		27,909,757
Communications — 0.9%
Motorola, Inc.	572,700	11,774,712
Computer Integrated Systems Design — 1.0%
Sun Microsystems, Inc.(a)	2,390,200	12,954,884
Computers & Information — 2.6%
Cisco Systems, Inc.(a)	534,900	14,618,817
EMC Corp.(a)	1,470,700	19,413,240
		34,032,057
Computers & Office Equipment — 2.1%
Hewlett-Packard Co.	374,800	15,438,012
Pitney Bowes, Inc.	241,100	11,136,409
		26,574,421

	Number of Shares	Market Value
Cosmetics & Personal Care — 0.9%
Kimberly-Clark Corp.	168,300	$11,435,985
Electric Utilities — 4.4%
Dominion Resources, Inc.	164,850	13,821,024
Entergy Corp.	63,500	5,862,320
Exelon Corp.	266,000	16,462,740
FPL Group, Inc.(b)	207,100	11,270,382
SCANA Corp.	231,700	9,411,654
		56,828,120
Electrical Equipment & Electronics — 2.5%
General Electric Co.	853,400	31,755,014
Energy — 11.1%
Chevron Corp.	187,600	13,794,228
Exxon Mobil Corp.	780,300	59,794,389
GlobalSantaFe Corp.	218,900	12,866,942
Halliburton Co.	422,300	13,112,415
National Oilwell Varco, Inc.(a)	177,600	10,865,568
Occidental Petroleum Corp.	606,800	29,630,044
XTO Energy, Inc.	64,700	3,044,135
		143,107,721
Financial Services — 8.5%
Citigroup, Inc.	960,400	53,494,280
The Goldman Sachs Group, Inc.	141,400	28,188,090
Merrill Lynch & Co., Inc.	138,900	12,931,590
PNC Financial Services Group, Inc.	193,000	14,289,720
		108,903,680
Food Retailers — 0.1%
SuperValu, Inc.	22,500	804,375
Foods — 4.4%
Campbell Soup Co.(b)	266,500	10,364,185
Kellogg Co.	241,200	12,074,472
Safeway, Inc.	489,100	16,903,296
Tyson Foods, Inc. Cl. A(b)	1,081,400	17,789,030
		57,130,983
Home Construction, Furnishings & Appliances — 0.3%
D.R. Horton, Inc.	164,200	4,349,658
Industrial - Diversified — 1.6%
Corning, Inc.(a)	486,800	9,108,028
Textron, Inc.	124,300	11,655,611
		20,763,639

	Number of Shares	Market Value
Insurance — 7.7%
ACE Ltd.	176,600	$10,696,662
Aetna, Inc.	289,300	12,491,974
Allstate Corp.	399,700	26,024,467
American International Group, Inc.	275,800	19,763,828
Chubb Corp.	343,400	18,169,294
WellPoint, Inc.(a)	151,100	11,890,059
		99,036,284
Lodging — 1.8%
Host Hotels & Resorts, Inc.	931,443	22,866,926
Machinery & Components — 1.2%
Deere & Co.	169,600	16,123,872
Manufacturing — 1.9%
American Standard Cos., Inc.	295,800	13,562,430
Applied Materials, Inc.	564,800	10,420,560
		23,982,990
Medical Supplies — 3.0%
Baxter International, Inc.	352,100	16,333,919
Beckman Coulter, Inc.	182,200	10,895,560
Boston Scientific Corp.(a)	626,200	10,758,116
		37,987,595
Metals & Mining — 1.8%
Alcoa, Inc.	272,600	8,180,726
Cameco Corp.(b)	358,100	14,485,145
		22,665,871
Pharmaceuticals — 3.2%
Abbott Laboratories	247,600	12,060,596
Bristol-Myers Squibb Co.	210,100	5,529,832
Wyeth	463,600	23,606,512
		41,196,940
Restaurants — 1.0%
McDonald's Corp.	288,800	12,802,504
Retail — 3.0%
CVS Corp.	849,500	26,258,045
Federated Department Stores, Inc.	309,400	11,797,422
		38,055,467
Telephone Utilities — 5.8%
AT&T, Inc.	707,328	25,286,976
BellSouth Corp.	244,900	11,537,239
Sprint Nextel Corp.	337,200	6,369,708

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Verizon Communications, Inc.	856,700	$31,903,508
		75,097,431
Tobacco — 1.4%
Altria Group, Inc.	203,000	17,421,460
TOTAL EQUITIES (Cost $1,021,321,323)		1,258,347,970
	Principal Amount
SHORT-TERM INVESTMENTS — 6.6%
Cash Equivalents — 3.8%(d)
Abbey National PLC Eurodollar Time Deposit 5.280% 01/05/2007	$1,216,613	1,216,613
American Beacon Money Market Fund(c)	420,164	420,164
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	1,778,126	1,778,126
Bank of America 5.270% 01/09/2007	935,856	935,856
Bank of America 5.310% 03/08/2007	935,856	935,856
Bank of America 5.320% 02/16/2007	280,757	280,757
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 01/30/2007	561,514	561,514
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 02/06/2007	1,871,712	1,871,712
Bank of Nova Scotia Eurodollar Time Deposit 5.300% 02/27/2007	1,216,613	1,216,613
The Bank of the West Eurodollar Time Deposit 5.285% 01/17/2007	467,928	467,928
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	935,856	935,856
Barclays Eurodollar Time Deposit 5.310% 02/20/2007	935,856	935,856
Barclays Eurodollar Time Deposit 5.320% 02/13/2007	280,757	280,757
BGI Institutional Money Market Fund(c)	884,097	884,097

	Principal Amount	Market Value
Calyon Eurodollar Time Deposit 5.290% 03/05/2007	$1,403,784	$1,403,784
Calyon Eurodollar Time Deposit 5.310% 02/16/2007	467,928	467,928
Calyon Eurodollar Time Deposit 5.310% 02/22/2007	467,928	467,928
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 01/29/2007	1,721,975	1,721,975
Citigroup Eurodollar Time Deposit 5.305% 03/05/2007	1,403,784	1,403,784
Citigroup Eurodollar Time Deposit 5.310% 03/16/2007	467,928	467,928
Commonwealth Bank of Australia Commercial Paper 5.291% 01/08/2007	935,856	935,856
Dexia Group Eurodollar Time Deposit 5.285% 01/16/2007	935,856	935,856
Dreyfus Cash Management Plus Money Market Fund(c)	334,286	334,286
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	156,745	156,745
Federal Home Loan Bank Discount Note 5.207% 01/19/2007	244,214	244,214
First Tennessee National Corp. Eurodollar Time Deposit 5.290% 01/18/2007	935,856	935,856
Fortis Bank Eurodollar Time Deposit 5.295% 01/02/2007	374,342	374,342
Fortis Bank Eurodollar Time Deposit 5.300% 01/24/2007	1,403,784	1,403,784
Fortis Bank Eurodollar Time Deposit 5.300% 01/26/2007	1,403,784	1,403,784
Freddie Mac Discount Note 5.231% 01/23/2007	372,446	372,446
General Electric Capital Corp. Commercial Paper 5.296% 01/26/2007	467,928	467,928

	Principal Amount	Market Value
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	$838,380	$838,380
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	1,310,198	1,310,198
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/25/2007	935,856	935,856
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.305% 03/14/2007	748,685	748,685
Lloyds TSB Bank Eurodollar Time Deposit 5.300% 02/26/2007	1,403,784	1,403,784
Marshall & Ilsley Bank Eurodollar Time Deposit 5.300% 03/19/2007	561,514	561,514
Rabobank Nederland Eurodollar Time Deposit 5.250% 01/02/2007	2,339,640	2,339,640
Rabobank Nederland Eurodollar Time Deposit 5.300% 03/05/2007	842,270	842,270
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/14/2007	935,856	935,856
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/15/2007	1,385,067	1,385,067
Royal Bank of Scotland Eurodollar Time Deposit 5.280% 01/11/2007	935,856	935,856
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 01/16/2007	187,171	187,171
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 02/09/2007	467,928	467,928
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	748,685	748,685
Societe Generale Eurodollar Time Deposit 5.270% 01/19/2007	1,871,712	1,871,712
Societe Generale Eurodollar Time Deposit 5.290% 02/01/2007	1,403,784	1,403,784

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Societe Generale Eurodollar Time Deposit 5.313% 01/02/2007	$374,342	$374,342
Svenska Handlesbanken Eurodollar Time Deposit 5.250% 01/02/2007	3,228,350	3,228,350
UBS AG Eurodollar Time Deposit 5.290% 01/02/2007	486,645	486,645
UBS AG Eurodollar Time Deposit 5.300% 01/04/2007	1,123,027	1,123,027
UBS AG Eurodollar Time Deposit 5.300% 01/05/2007	561,514	561,514
		48,910,393
Repurchase Agreement — 2.8%
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/2006, 3.50%, due 01/02/2007(e)	35,475,395	35,475,395
TOTAL SHORT-TERM INVESTMENTS (Cost $84,385,788)		84,385,788
TOTAL INVESTMENTS — 104.5% (Cost $1,105,707,111)(f)		1,342,733,758
Other Assets/ (Liabilities) — (4.5%)		(57,683,398)
NET ASSETS — 100.0%		$1,285,050,360

Notes to Portfolio of Investments

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $35,489,191. Collateralized by a U.S. Government Agency obligation with a rate of 5.70%, maturity date of 01/15/2035, and aggregate market value, including accrued interest, of $37,249,165.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Value Equity Fund – Portfolio of Investments

December 31, 2006

	Number of Shares	Market Value
EQUITIES — 98.8%
COMMON STOCK — 98.8%
Advertising — 0.5%
Omnicom Group, Inc.	4,800	$501,792
Aerospace & Defense — 1.4%
Raytheon Co.	26,500	1,399,200
Apparel, Textiles & Shoes — 0.6%
AnnTaylor Stores Corp.(a)	18,700	614,108
Nordstrom, Inc.	100	4,934
		619,042
Automotive & Parts — 0.5%
Autoliv, Inc.	8,100	488,430
Banking, Savings & Loans — 13.6%
Bank of America Corp.	83,400	4,452,726
Fannie Mae	34,700	2,060,833
Hudson City Bancorp, Inc.	25,800	358,104
JP Morgan Chase & Co.	71,800	3,467,940
SunTrust Banks, Inc.	12,000	1,013,400
Wachovia Corp.	13,400	763,130
Wells Fargo & Co.	34,100	1,212,596
		13,328,729
Beverages — 0.7%
Molson Coors Brewing Co. Cl. B	8,800	672,672
Broadcasting, Publishing & Printing — 1.4%
Gemstar-TV Guide International, Inc.(a)	65	261
Time Warner, Inc.	64,400	1,402,632
		1,402,893
Chemicals — 0.5%
FMC Corp.	6,300	482,265
Commercial Services — 1.6%
Washington Group International, Inc.(a)	12,500	747,375
Waste Management, Inc.	21,500	790,555
		1,537,930
Communications — 1.2%
Motorola, Inc.	58,300	1,198,648
Computers & Office Equipment — 2.4%
Hewlett-Packard Co.	57,400	2,364,306
Cosmetics & Personal Care — 0.8%
The Procter & Gamble Co.	12,100	777,667

	Number of Shares	Market Value
Electric Utilities — 5.8%
AES Corp.(a)	64,300	$1,417,172
CenterPoint Energy, Inc.(b)	23,900	396,262
Constellation Energy Group, Inc.	5,980	411,842
Edison International	27,600	1,255,248
NRG Energy, Inc.(a) (b)	15,100	845,751
TXU Corp.	19,300	1,046,253
Wisconsin Energy Corp.	6,800	322,728
		5,695,256
Electrical Equipment & Electronics — 1.0%
Energizer Holdings, Inc.(a)	7,000	496,930
General Electric Co.	12,100	450,241
Wesco International, Inc.(a)	73	4,293
		951,464
Energy — 14.8%
Ashland, Inc.	6,100	421,998
Devon Energy Corp.	15,900	1,066,572
Exxon Mobil Corp.	61,500	4,712,745
Frontier Oil Corp.	13,700	393,738
Marathon Oil Corp.	15,200	1,406,000
Occidental Petroleum Corp.	34,000	1,660,220
SEACOR Holdings, Inc.(a)	3,700	366,818
Sempra Energy	10,300	576,491
Sunoco, Inc.	20,200	1,259,672
Tesoro Corp.	20,400	1,341,708
Valero Energy Corp.	25,900	1,325,044
		14,531,006
Financial Services — 9.9%
Ameriprise Financial, Inc.	16,500	899,250
The Bear Stearns Cos., Inc.	5,000	813,900
Citigroup, Inc.	45,900	2,556,630
Countrywide Financial Corp.	19,922	845,689
Merrill Lynch & Co., Inc.	16,600	1,545,460
Morgan Stanley	26,400	2,149,752
PNC Financial Services Group, Inc.	11,916	882,261
		9,692,942
Foods — 2.7%
General Mills, Inc.	17,300	996,480
The Kroger Co.	52,300	1,206,561
Safeway, Inc.	14,100	487,296
		2,690,337

	Number of Shares	Market Value
Healthcare — 0.9%
Caremark Rx, Inc.	14,900	$850,939
Insurance — 12.6%
ACE Ltd.	15,200	920,664
Aetna, Inc.	17,600	759,968
Ambac Financial Group, Inc.	11,400	1,015,398
W.R. Berkley Corp.	17,900	617,729
Chubb Corp.	31,700	1,677,247
Fidelity National Financial, Inc.	8,726	208,377
Genworth Financial, Inc. Cl. A	37,500	1,282,875
The Hartford Financial Services Group, Inc.	15,100	1,408,981
HCC Insurance Holdings, Inc.	19,900	638,591
Lincoln National Corp.	7,200	478,080
MBIA, Inc.	8,600	628,316
MGIC Investment Corp.	15,000	938,100
Prudential Financial, Inc.	13,000	1,116,180
Reinsurance Group of America, Inc.	12,000	668,400
		12,358,906
Machinery & Components — 2.0%
AGCO Corp.(a)	6,600	204,204
Deere & Co.(b)	11,200	1,064,784
Joy Global, Inc.	14,000	676,760
		1,945,748
Manufacturing — 0.7%
Terex Corp.(a)	10,700	691,006
Metals & Mining — 2.7%
Commercial Metals Co.	22,100	570,180
Nucor Corp.	13,600	743,376
United States Steel Corp.	18,000	1,316,520
		2,630,076
Pharmaceuticals — 5.7%
Endo Pharmaceuticals Holdings, Inc.(a)	9,200	253,736
McKesson Corp.	19,500	988,650
Merck & Co., Inc.	54,800	2,389,280
Pfizer, Inc.	75,900	1,965,810
		5,597,476
Real Estate — 0.4%
Equity Residential REIT	8,800	446,600

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Restaurants — 0.5%
Domino's Pizza, Inc.	100	$2,800
Yum! Brands, Inc.	8,300	488,040
		490,840
Retail — 4.7%
Best Buy Co., Inc.	11,600	570,604
BJ's Wholesale Club, Inc.(a)	8,100	251,991
Federated Department Stores, Inc.	33,872	1,291,539
The Home Depot, Inc.	18,300	734,928
J.C. Penney Co., Inc.(b)	10,200	789,072
OfficeMax, Inc.	20,400	1,012,860
		4,650,994
Telephone Utilities — 5.9%
AT&T, Inc.(b)	126,400	4,518,800
Qwest Communications International, Inc.(a)	147,100	1,231,227
		5,750,027
Tobacco — 2.4%
Altria Group, Inc.	27,700	2,377,214
Transportation — 0.9%
Norfolk Southern Corp.	10,000	502,900
YRC Worldwide, Inc.(a)	9,578	361,378
		864,278
TOTAL EQUITIES (Cost $91,012,790)		96,988,683
	Principal Amount
SHORT-TERM INVESTMENTS — 7.1%
Cash Equivalents(d) — 7.1%
Abbey National PLC Eurodollar Time Deposit 5.280% 01/05/2007	$173,215	173,215
American Beacon Money Market Fund(c)	59,819	59,819
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	253,154	253,154
Bank of America 5.270% 01/09/2007	133,239	133,239
Bank of America 5.310% 03/08/2007	133,239	133,239
Bank of America 5.320% 02/16/2007	39,972	39,972
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 01/30/2007	79,943	79,943

	Principal Amount	Market Value
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 02/06/2007	$266,478	$266,478
Bank of Nova Scotia Eurodollar Time Deposit 5.300% 02/27/2007	173,211	173,211
The Bank of the West Eurodollar Time Deposit 5.285% 01/17/2007	66,619	66,619
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	133,239	133,239
Barclays Eurodollar Time Deposit 5.310% 02/20/2007	133,239	133,239
Barclays Eurodollar Time Deposit 5.320% 02/13/2007	39,972	39,972
BGI Institutional Money Market Fund(c)	125,870	125,870
Calyon Eurodollar Time Deposit 5.290% 03/05/2007	199,858	199,858
Calyon Eurodollar Time Deposit 5.310% 02/16/2007	66,619	66,619
Calyon Eurodollar Time Deposit 5.310% 02/22/2007	66,619	66,619
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 01/29/2007	245,160	245,160
Citigroup Eurodollar Time Deposit 5.305% 03/05/2007	199,858	199,858
Citigroup Eurodollar Time Deposit 5.310% 03/16/2007	66,619	66,619
Commonwealth Bank of Australia Commercial Paper 5.291% 01/08/2007	133,239	133,239
Dexia Group Eurodollar Time Deposit 5.285% 01/16/2007	133,239	133,239
Dreyfus Cash Management Plus Money Market Fund(c)	47,593	47,593
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	22,316	22,316

	Principal Amount	Market Value
Federal Home Loan Bank Discount Note 5.207% 01/19/2007	$34,769	$34,769
First Tennessee National Corp. Eurodollar Time Deposit 5.290% 01/18/2007	133,239	133,239
Fortis Bank Eurodollar Time Deposit 5.295% 01/02/2007	53,296	53,296
Fortis Bank Eurodollar Time Deposit 5.300% 01/24/2007	199,858	199,858
Fortis Bank Eurodollar Time Deposit 5.300% 01/26/2007	199,858	199,858
Freddie Mac Discount Note 5.231% 01/23/2007	53,026	53,026
General Electric Capital Corp. Commercial Paper 5.296% 01/26/2007	66,619	66,619
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	119,361	119,361
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	186,535	186,535
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/25/2007	133,239	133,239
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.305% 03/14/2007	106,591	106,591
Lloyds TSB Bank Eurodollar Time Deposit 5.300% 02/26/2007	199,858	199,858
Marshall & Ilsley Bank Eurodollar Time Deposit 5.300% 03/19/2007	79,943	79,943
Rabobank Nederland Eurodollar Time Deposit 5.250% 01/02/2007	333,097	333,097
Rabobank Nederland Eurodollar Time Deposit 5.300% 03/05/2007	119,915	119,915
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/14/2007	133,239	133,239
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/15/2007	197,194	197,194

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Value Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Royal Bank of Scotland Eurodollar Time Deposit 5.280% 01/11/2007	$133,239	$133,239
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 01/16/2007	26,648	26,648
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 02/09/2007	66,619	66,619
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	106,591	106,591
Societe Generale Eurodollar Time Deposit 5.270% 01/19/2007	266,478	266,478
Societe Generale Eurodollar Time Deposit 5.290% 02/01/2007	199,858	199,858
Societe Generale Eurodollar Time Deposit 5.313% 01/02/2007	53,296	53,296
Svenska Handlesbanken Eurodollar Time Deposit 5.250% 01/02/2007	459,625	459,625
UBS AG Eurodollar Time Deposit 5.290% 01/02/2007	69,284	69,284
UBS AG Eurodollar Time Deposit 5.300% 01/04/2007	159,887	159,887
UBS AG Eurodollar Time Deposit 5.300% 01/05/2007	79,943	79,943
		6,963,434
TOTAL SHORT-TERM INVESTMENTS (Cost $6,963,434)		6,963,434
TOTAL INVESTMENTS — 105.9% (Cost $97,976,224)(e)		103,952,117
Other Assets/ (Liabilities) — (5.9%)		(5,828,645)
NET ASSETS — 100.0%		$98,123,472

Notes to Portfolio of Investments

REIT - Real Estate Investment Trust

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Portfolio of Investments

December 31, 2006

	Number of Shares	Market Value
EQUITIES — 98.5%
COMMON STOCK — 98.5%
Advertising — 0.3%
WPP Group PLC Sponsored ADR (United Kingdom)	64,200	$4,348,908
Automotive & Parts — 2.1%
Harley-Davidson, Inc.(a)	491,600	34,643,052
Banking, Savings & Loans — 13.1%
Commerce Bancorp, Inc.(a)	270,700	9,547,589
HSBC Holdings PLC	2,611,957	47,691,038
JP Morgan Chase & Co.	1,388,588	67,068,800
Mellon Financial Corp.	179,500	7,565,925
State Street Corp.	47,000	3,169,680
Wachovia Corp.	681,214	38,795,137
Wells Fargo & Co.	1,138,000	40,467,280
		214,305,449
Beverages — 2.1%
Diageo PLC Sponsored ADR (United Kingdom)(a)	273,200	21,667,492
Heineken Holding NV Cl. A	324,050	13,114,353
		34,781,845
Broadcasting, Publishing & Printing — 5.1%
Comcast Corp. Special, Cl. A(b)	1,317,200	55,164,336
Gannett Co., Inc.	67,600	4,087,096
Lagardere S.C.A. SA	168,200	13,489,068
Liberty Media Holding Corp. Capital Cl. A(b)	49,820	4,881,364
Liberty Media Holding Corp. Interactive Cl. A(b)	248,900	5,368,773
		82,990,637
Building Materials & Construction — 1.6%
Martin Marietta Materials, Inc.	129,700	13,477,127
Vulcan Materials Co.(a)	132,400	11,898,788
		25,375,915
Commercial Services — 4.9%
Apollo Group, Inc. Cl. A(a) (b)	109,800	4,278,906
Block (H&R), Inc.(a)	731,900	16,862,976
Cosco Pacific Ltd.	2,146,100	5,028,513
Dun & Bradstreet Corp.(b)	141,550	11,718,925
Iron Mountain, Inc.(a) (b)	501,300	20,723,742
Moody's Corp.	315,000	21,753,900
		80,366,962

	Number of Shares	Market Value
Communications — 1.3%
Nokia Oyj Sponsored ADR (Finland)	195,900	$3,980,688
NTL, Inc.(a)	311,738	7,868,267
SK Telecom Co. Ltd. ADR (South Korea)(a)	346,500	9,175,320
		21,024,275
Computer Related Services — 0.2%
IAC/InterActiveCorp(a) (b)	103,848	3,858,992
Computers & Information — 0.6%
Dell, Inc.(b)	419,900	10,535,291
Computers & Office Equipment — 0.6%
Hewlett-Packard Co.	254,800	10,495,212
Containers — 2.2%
Sealed Air Corp.	555,300	36,050,076
Cosmetics & Personal Care — 1.5%
Avon Products, Inc.	198,200	6,548,528
The Procter & Gamble Co.	275,000	17,674,250
		24,222,778
Energy — 11.9%
BHP Billiton PLC	197,100	3,648,570
Canadian Natural Resources Ltd.	127,300	6,776,179
ConocoPhillips	1,028,992	74,035,974
Devon Energy Corp.(a)	512,700	34,391,916
EOG Resources, Inc.	440,800	27,527,960
Occidental Petroleum Corp.	702,800	34,317,724
Transocean, Inc.(b)	164,200	13,282,138
		193,980,461
Entertainment & Leisure — 1.7%
News Corp., Inc. Cl. A	1,296,500	27,848,820
Financial Services — 12.2%
American Express Co.	1,214,500	73,683,715
Ameriprise Financial, Inc.	345,460	18,827,570
Berkshire Hathaway, Inc. Cl. A(b)	519	57,084,810
Citigroup, Inc.	670,700	37,357,990
Morgan Stanley	143,700	11,701,491
		198,655,576
Foods — 0.6%
The Hershey Co.(a)	193,100	9,616,380
Healthcare — 2.7%
Caremark Rx, Inc.(a)	363,800	20,776,618
Express Scripts, Inc.(b)	86,100	6,164,760
UnitedHealth Group, Inc.	318,300	17,102,259
		44,043,637

	Number of Shares	Market Value
Household Products — 0.2%
Hunter Douglas NV	44,862	$3,600,057
Industrial – Diversified — 4.2%
Tyco International Ltd.	2,264,524	68,841,530
Insurance — 11.1%
Ambac Financial Group, Inc.	11,600	1,033,212
American International Group, Inc.	1,011,200	72,462,592
Aon Corp.(a)	294,500	10,407,630
Chubb Corp.	82,500	4,365,075
Loews Corp.	815,900	33,835,373
Markel Corp.(b)	2,970	1,425,897
Principal Financial Group, Inc.(a)	97,300	5,711,510
Progressive Corp.	1,407,200	34,082,384
Sun Life Financial, Inc.(a)	59,200	2,507,120
Transatlantic Holdings, Inc.	252,462	15,677,890
		181,508,683
Metals & Mining — 0.5%
China Coal Energy Co.(b)	5,612,200	3,645,247
Rio Tinto PLC	69,900	3,721,118
		7,366,365
Pharmaceuticals — 0.9%
Cardinal Health, Inc.	222,200	14,316,346
Prepackaged Software — 2.2%
Microsoft Corp.	1,209,100	36,103,726
Retail — 7.7%
Amazon.com, Inc.(a) (b)	281,200	11,096,152
Bed Bath & Beyond, Inc.(b)	224,500	8,553,450
Carmax, Inc.(b)	91,000	4,880,330
Costco Wholesale Corp.(a)	1,127,500	59,610,925
Lowe's Companies, Inc.	267,100	8,320,165
Sears Holdings Corp.(a) (b)	24,340	4,087,416
Wal-Mart Stores, Inc.	630,800	29,130,344
		125,678,782
Telephone Utilities — 1.1%
Sprint Nextel Corp.	952,000	17,983,280
Tobacco — 4.4%
Altria Group, Inc.	839,600	72,054,472
Transportation — 1.4%
China Merchants Holdings International Co. Ltd.	2,496,104	10,245,515

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Kuehne & Nagel International AG	69,950	$5,079,618
United Parcel Service, Inc. Cl. B	105,700	7,925,386
		23,250,519
Travel — 0.1%
Expedia, Inc.(b)	107,748	2,260,553
TOTAL EQUITIES (Cost $1,149,745,465)		1,610,108,579
	Principal Amount
SHORT-TERM INVESTMENTS — 8.1%
Cash Equivalents — 6.5%(d)
Abbey National PLC Eurodollar Time Deposit 5.280% 01/05/2007	$2,671,840	2,671,840
American Beacon Money Market Fund(c)	922,735	922,735
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	3,904,997	3,904,997
Bank of America 5.270% 01/09/2007	2,055,262	2,055,262
Bank of America 5.310% 03/08/2007	2,055,262	2,055,262
Bank of America 5.320% 02/16/2007	616,578	616,578
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 01/30/2007	1,233,157	1,233,157
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 02/06/2007	4,110,523	4,110,523
Bank of Nova Scotia Eurodollar Time Deposit 5.300% 02/27/2007	2,671,840	2,671,840
The Bank of the West Eurodollar Time Deposit 5.285% 01/17/2007	1,027,631	1,027,631
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	2,055,262	2,055,262
Barclays Eurodollar Time Deposit 5.310% 02/20/2007	2,055,262	2,055,262
Barclays Eurodollar Time Deposit 5.320% 02/13/2007	616,578	616,578

	Principal Amount	Market Value
BGI Institutional Money Market Fund(c)	$1,941,592	$1,941,592
Calyon Eurodollar Time Deposit 5.290% 03/05/2007	3,082,892	3,082,892
Calyon Eurodollar Time Deposit 5.310% 02/16/2007	1,027,631	1,027,631
Calyon Eurodollar Time Deposit 5.310% 02/22/2007	1,027,631	1,027,631
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 01/29/2007	3,781,681	3,781,681
Citigroup Eurodollar Time Deposit 5.305% 03/05/2007	3,082,892	3,082,892
Citigroup Eurodollar Time Deposit 5.310% 03/16/2007	1,027,631	1,027,631
Commonwealth Bank of Australia Commercial Paper 5.291% 01/08/2007	2,055,262	2,055,262
Dexia Group Eurodollar Time Deposit 5.285% 01/16/2007	2,055,262	2,055,262
Dreyfus Cash Management Plus Money Market Fund(c)	734,135	734,135
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	344,232	344,232
Federal Home Loan Bank Discount Note 5.207% 01/19/2007	536,326	536,326
First Tennessee National Corp. Eurodollar Time Deposit 5.290% 01/18/2007	2,055,262	2,055,262
Fortis Bank Eurodollar Time Deposit 5.295% 01/02/2007	822,105	822,105
Fortis Bank Eurodollar Time Deposit 5.300% 01/24/2007	3,082,892	3,082,892
Fortis Bank Eurodollar Time Deposit 5.300% 01/26/2007	3,082,892	3,082,892
Freddie Mac Discount Note 5.231% 01/23/2007	817,940	817,940

	Principal Amount	Market Value
General Electric Capital Corp. Commercial Paper 5.296% 01/26/2007	$1,027,631	$1,027,631
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	1,841,191	1,841,191
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	2,877,366	2,877,366
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/25/2007	2,055,262	2,055,262
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.305% 03/14/2007	1,644,209	1,644,209
Lloyds TSB Bank Eurodollar Time Deposit 5.300% 02/26/2007	3,082,892	3,082,892
Marshall & Ilsley Bank Eurodollar Time Deposit 5.300% 03/19/2007	1,233,157	1,233,157
Rabobank Nederland Eurodollar Time Deposit 5.250% 01/02/2007	5,138,154	5,138,154
Rabobank Nederland Eurodollar Time Deposit 5.300% 03/05/2007	1,849,735	1,849,735
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/14/2007	2,055,262	2,055,262
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/15/2007	3,041,787	3,041,787
Royal Bank of Scotland Eurodollar Time Deposit 5.280% 01/11/2007	2,055,262	2,055,262
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 01/16/2007	411,052	411,052
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 02/09/2007	1,027,631	1,027,631
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	1,644,209	1,644,209
Societe Generale Eurodollar Time Deposit 5.270% 01/19/2007	4,110,523	4,110,523

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Societe Generale Eurodollar Time Deposit 5.290% 02/01/2007	$3,082,892	$3,082,892
Societe Generale Eurodollar Time Deposit 5.313% 01/02/2007	822,105	822,105
Svenska Handlesbanken Eurodollar Time Deposit 5.250% 01/02/2007	7,089,886	7,089,886
UBS AG Eurodollar Time Deposit 5.290% 01/02/2007	1,068,736	1,068,736
UBS AG Eurodollar Time Deposit 5.300% 01/04/2007	2,466,314	2,466,314
UBS AG Eurodollar Time Deposit 5.300% 01/05/2007	1,233,157	1,233,157
		107,413,598
Repurchase Agreement — 1.6%
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/2006, 3.50%, due 01/02/2007(e)	26,127,217	26,127,217
TOTAL SHORT-TERM INVESTMENTS (Cost $133,540,815)		133,540,815
TOTAL INVESTMENTS — 106.6% (Cost $1,283,286,280)(f)		1,743,649,394
Other Assets/ (Liabilities) — (6.6%)		(108,536,111)
NET ASSETS — 100.0%		$1,635,113,283

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Denotes all or a portion of security on loan. (Note 2).

(b)  Non-income producing security.

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $26,137,377. Collateralized by a U.S. Government Agency obligation with a rate of 5.80%, maturity date of 12/25/2032, and an aggregate market value, including accrued interest, of $27,433,578.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Portfolio of Investments

December 31, 2006

	Number of Shares	Market Value
EQUITIES — 97.8%
COMMON STOCK — 97.8%
Advertising — 0.2%
Interpublic Group of Companies, Inc.(a) (b)	72,243	$884,254
Monster Worldwide, Inc.(a)	21,818	1,017,592
Omnicom Group, Inc.	29,114	3,043,578
		4,945,424
Aerospace & Defense — 2.3%
Boeing Co.	138,440	12,299,010
General Dynamics Corp.	71,008	5,279,445
Goodrich Corp.	21,290	969,759
Honeywell International, Inc.	143,910	6,510,488
Lockheed Martin Corp.	60,407	5,561,672
Northrop Grumman Corp.	61,278	4,148,521
Raytheon Co.	75,800	4,002,240
Rockwell Collins, Inc.	28,832	1,824,777
United Technologies Corp.	176,462	11,032,404
		51,628,316
Air Transportation — 0.1%
Southwest Airlines Co.	139,065	2,130,476
Apparel, Textiles & Shoes — 0.6%
Coach, Inc.(a)	64,400	2,766,624
The Gap, Inc.(b)	95,203	1,856,458
Jones Apparel Group, Inc.	18,189	608,058
Limited Brands, Inc.	60,459	1,749,683
Liz Claiborne, Inc.	17,292	751,510
Nike, Inc. Cl. B	31,883	3,157,373
Nordstrom, Inc.	38,476	1,898,406
VF Corp.	16,202	1,329,860
		14,117,972
Automotive & Parts — 0.6%
AutoNation, Inc.(a)	28,468	606,938
Ford Motor Co.(b)	323,514	2,429,590
General Motors Corp.(b)	99,045	3,042,662
Genuine Parts Co.	28,112	1,333,352
The Goodyear Tire & Rubber Co.(a) (b)	28,776	604,008
Harley-Davidson, Inc.	45,936	3,237,110
Paccar, Inc.(b)	44,105	2,862,414
		14,116,074
Banking, Savings & Loans — 9.2%
Bank of America Corp.	780,276	41,658,936
The Bank of New York Co., Inc.	135,003	5,315,068

	Number of Shares	Market Value
BB&T Corp.	93,216	$4,094,979
Capital One Financial Corp.	75,910	5,831,406
Comerica, Inc.	29,576	1,735,520
Commerce Bancorp, Inc.(b)	31,000	1,093,370
Compass Bancshares, Inc.	23,000	1,371,950
Fannie Mae	168,479	10,005,968
Fifth Third Bancorp	99,288	4,063,858
First Horizon National Corp.(b)	23,000	960,940
Freddie Mac	120,028	8,149,901
JP Morgan Chase & Co.	601,948	29,074,088
KeyCorp	67,168	2,554,399
M&T Bank Corp.	14,200	1,734,672
Marshall and Ilsley Corp.	41,600	2,001,376
Mellon Financial Corp.	68,468	2,885,926
National City Corp.(b)	107,571	3,932,796
Northern Trust Corp.	30,893	1,874,896
Regions Financial Corp.	128,749	4,815,213
SLM Corp.	72,331	3,527,583
Sovereign Bancorp, Inc.	61,939	1,572,631
State Street Corp.	55,468	3,740,762
SunTrust Banks, Inc.	64,434	5,441,451
Synovus Financial Corp.	51,699	1,593,880
U.S. Bancorp	310,334	11,230,987
Wachovia Corp.	332,817	18,953,928
Washington Mutual, Inc.	168,999	7,687,764
Wells Fargo & Co.	578,974	20,588,315
Zions Bancorp	16,800	1,384,992
		208,877,555
Beverages — 2.0%
Anheuser-Busch Cos., Inc.	133,196	6,553,243
Brown-Forman Corp. Cl. B	14,542	963,262
The Coca-Cola Co.	354,472	17,103,274
Coca-Cola Enterprises, Inc.	50,343	1,028,004
Constellation Brands, Inc. Cl. A(a) (b)	33,700	977,974
Molson Coors Brewing Co. Cl. B	8,765	669,997
The Pepsi Bottling Group, Inc.	25,482	787,649
PepsiCo, Inc.	283,266	17,718,288
		45,801,691
Broadcasting, Publishing & Printing — 2.5%
CBS Corp. Cl. B(b)	138,209	4,309,357
Clear Channel Communications, Inc.	87,721	3,117,604

	Number of Shares	Market Value
Comcast Corp. Cl. A(a)	363,696	$15,395,252
The DIRECTV Group, Inc.(a)	134,600	3,356,924
Dow Jones & Co., Inc.(b)	9,857	374,566
Gannett Co., Inc.	40,471	2,446,877
The McGraw-Hill Companies, Inc.	61,488	4,182,414
Meredith Corp.	5,689	320,575
New York Times Co. Cl. A(b)	23,000	560,280
The Scripps (E.W.) Co. Cl. A	14,400	719,136
Time Warner, Inc.	698,794	15,219,733
Tribune Co.(b)	34,895	1,074,068
Univision Communications, Inc. Cl. A(a) (b)	40,800	1,445,136
Viacom, Inc. Cl. B(a)	123,409	5,063,471
		57,585,393
Building Materials & Construction — 0.2%
Masco Corp.(b)	70,492	2,105,596
Vulcan Materials Co.(b)	16,678	1,498,852
		3,604,448
Chemicals — 1.3%
Air Products & Chemicals, Inc.	37,005	2,600,711
Dow Chemical Co.	167,720	6,698,737
Du Pont (E.I.) de Nemours & Co.	161,550	7,869,101
Eastman Chemical Co.	14,135	838,347
Hercules, Inc.(a)	16,489	318,403
International Flavors & Fragrances, Inc.	14,182	697,187
Monsanto Co.	95,148	4,998,124
PPG Industries, Inc.	27,708	1,779,131
Praxair, Inc.	54,056	3,207,142
Rohm & Haas Co.(b)	24,284	1,241,398
		30,248,281
Commercial Services — 1.4%
Allied Waste Industries, Inc.(a)	39,134	480,957
Apollo Group, Inc. Cl. A(a)	25,200	982,044
Block (H&R), Inc.	53,296	1,227,940
Cintas Corp.(b)	23,900	949,069
Convergys Corp.(a)	20,871	496,312
Donnelley (R.R.) & Sons Co.	34,815	1,237,325
eBay, Inc.(a)	204,300	6,143,301

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Ecolab, Inc.(b)	32,458	$1,467,102
Equifax, Inc.	23,249	943,909
Fluor Corp.	14,435	1,178,618
Moody's Corp.	41,172	2,843,338
Paychex, Inc.	56,306	2,226,339
PerkinElmer, Inc.	20,474	455,137
Public Storage, Inc.	19,804	1,930,890
Quest Diagnostics, Inc.	27,770	1,471,810
Robert Half International, Inc.(b)	27,900	1,035,648
Ryder System, Inc.(b)	10,705	546,597
Waste Management, Inc.	93,097	3,423,177
Western Union	134,151	3,007,665
		32,047,178
Communications — 1.2%
ADC Telecommunications, Inc.(a)	21,270	309,053
Alcatel-Lucent Sponsored ADR (France)	1	14
Avaya, Inc.(a)	74,675	1,043,956
Ciena Corp.(a)	15,128	419,197
Citizens Communications Co.	54,100	777,417
L-3 Communications Holdings, Inc.	20,400	1,668,312
Motorola, Inc.	422,402	8,684,585
Network Appliance, Inc.(a) (b)	65,338	2,566,477
Qualcomm, Inc.	287,018	10,846,410
Tellabs, Inc.(a)	80,723	828,218
		27,143,639
Computer Integrated Systems Design — 0.3%
Autodesk, Inc.(a)	41,312	1,671,484
Computer Sciences Corp.(a)	30,296	1,616,898
Sun Microsystems, Inc.(a)	609,204	3,301,886
Teradyne, Inc.(a) (b)	36,406	544,634
Unisys Corp.(a)	54,051	423,760
		7,558,662
Computer Programming Services — 0.1%
Cognizant Technology Solutions Corp. Cl. A(a)	25,000	1,929,000
VeriSign, Inc.(a)	41,500	998,075
		2,927,075
Computer Related Services — 0.1%
IAC/InterActiveCorp(a) (b)	38,600	1,434,376
Computers & Information — 4.0%
Apple, Inc.(a)	146,450	12,424,818
Cisco Systems, Inc.(a)	1,052,887	28,775,402
Comverse Technology, Inc.(a)	37,229	785,904

	Number of Shares	Market Value
Dell, Inc.(a)	394,748	$9,904,227
EMC Corp.(a)	394,833	5,211,796
International Business Machines Corp.	262,002	25,453,494
International Game Technology	58,156	2,686,807
Jabil Circuit, Inc.	30,400	746,320
Lexmark International, Inc. Cl. A(a)	17,928	1,312,330
SanDisk Corp.(a)	39,600	1,703,988
Solectron Corp.(a)	159,353	513,117
Symbol Technologies, Inc.	41,722	623,327
		90,141,530
Computers & Office Equipment — 1.2%
Electronic Data Systems Corp.	87,423	2,408,504
Hewlett-Packard Co.	471,752	19,431,465
Pitney Bowes, Inc.	37,255	1,720,808
Xerox Corp.(a)	165,377	2,803,140
		26,363,917
Containers — 0.2%
Ball Corp.	17,608	767,709
Bemis Co., Inc.	15,988	543,272
Pactiv Corp.(a)	23,598	842,213
Sealed Air Corp.	13,948	905,504
Temple-Inland, Inc.	18,886	869,323
		3,928,021
Cosmetics & Personal Care — 2.2%
Avon Products, Inc.	78,538	2,594,896
Colgate-Palmolive Co.	90,919	5,931,556
The Estee Lauder Cos., Inc. Cl. A(b)	20,400	832,728
Kimberly-Clark Corp.	80,881	5,495,864
The Procter & Gamble Co.	547,023	35,157,168
		50,012,212
Data Processing & Preparation — 0.6%
Affiliated Computer Services, Inc. Cl. A(a) (b)	20,100	981,684
Automatic Data Processing, Inc.	94,308	4,644,669
First Data Corp.	134,951	3,443,949
Fiserv, Inc.(a)	31,401	1,646,040
IMS Health, Inc.	36,625	1,006,455
NCR Corp.(a)	30,436	1,301,443
		13,024,240
Electric Utilities — 3.1%
AES Corp.(a)	112,353	2,476,260
Allegheny Energy, Inc.(a)	26,600	1,221,206
Ameren Corp.(b)	37,042	1,990,267

	Number of Shares	Market Value
American Electric Power Co., Inc.	65,708	$2,797,847
CenterPoint Energy, Inc.(b)	55,222	915,581
CMS Energy Corp.(a)(b)	35,854	598,762
Consolidated Edison, Inc.	42,274	2,032,111
Constellation Energy Group, Inc.	32,564	2,242,683
Dominion Resources, Inc.	62,320	5,224,909
DTE Energy Co.(b)	29,052	1,406,407
Duke Energy Corp.	219,868	7,301,816
Edison International	57,087	2,596,317
Entergy Corp.	37,206	3,434,858
Exelon Corp.	117,548	7,275,046
FirstEnergy Corp.	57,987	3,491,397
FPL Group, Inc.(b)	71,930	3,914,431
NiSource, Inc.	43,285	1,043,168
PG&E Corp.(b)	60,481	2,862,566
Pinnacle West Capital Corp.	15,350	777,324
PPL Corp.	63,310	2,269,030
Progress Energy, Inc.	44,121	2,165,459
Public Service Enterprise Group, Inc.	44,882	2,979,267
Southern Co.	131,346	4,841,414
Teco Energy, Inc.(b)	32,900	566,867
TXU Corp.	79,332	4,300,588
		70,725,581
Electrical Equipment & Electronics — 5.7%
Advanced Micro Devices, Inc.(a)	95,042	1,934,105
Altera Corp.(a)	64,804	1,275,343
American Power Conversion Corp.	30,642	937,339
Analog Devices, Inc.	61,825	2,032,188
Broadcom Corp. Cl. A(a)	79,900	2,581,569
Emerson Electric Co.	143,508	6,324,398
General Electric Co.	1,781,075	66,273,800
Intel Corp.	993,232	20,112,948
JDS Uniphase Corp.(a) (b)	38,147	635,529
Johnson Controls, Inc.(b)	33,002	2,835,532
KLA-Tencor Corp.	35,628	1,772,493
Linear Technology Corp.	54,349	1,647,862
LSI Logic Corp.(a)	63,842	574,578
Maxim Integrated Products, Inc.	57,299	1,754,495
Micron Technology, Inc.(a)	123,380	1,722,385
Molex, Inc.	24,847	785,911
National Semiconductor Corp.	53,024	1,203,645
Novellus Systems, Inc.(a) (b)	22,931	789,285

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Nvidia Corp.(a)	60,900	$2,253,909
PMC-Sierra, Inc.(a) (b)	39,679	266,246
QLogic Corp.(a)	29,600	648,832
Rockwell Automation, Inc.	30,132	1,840,463
Sanmina-SCI Corp.(a)	97,624	336,803
Texas Instruments, Inc.	262,569	7,561,987
Xilinx, Inc.	60,768	1,446,886
		129,548,531
Energy — 9.7%
Anadarko Petroleum Corp.	77,708	3,381,852
Apache Corp.	56,256	3,741,587
Ashland, Inc.	11,825	818,053
BJ Services Co.	53,400	1,565,688
Chesapeake Energy Corp.(b)	67,300	1,955,065
Chevron Corp.	380,616	27,986,694
ConocoPhillips	286,218	20,593,385
Devon Energy Corp.	77,400	5,191,992
Dynegy, Inc. Cl. A(a)	59,307	429,383
El Paso Corp.(b)	117,135	1,789,823
EOG Resources, Inc.	40,900	2,554,205
Exxon Mobil Corp.	1,009,098	77,327,180
Halliburton Co.	176,468	5,479,331
Hess Corp.	46,780	2,318,885
KeySpan Corp.	29,400	1,210,692
Kinder Morgan, Inc.	19,500	2,062,125
Marathon Oil Corp.	61,757	5,712,522
Murphy Oil Corp.(b)	31,200	1,586,520
Nabors Industries Ltd.(a) (b)	52,738	1,570,538
National Oilwell Varco, Inc.(a)	31,300	1,914,934
Nicor, Inc.(b)	5,882	275,278
Noble Corp.	23,700	1,804,755
Occidental Petroleum Corp.	150,802	7,363,662
Peabody Energy Corp.	44,900	1,814,409
Peoples Energy Corp.	4,326	192,810
Questar Corp.	14,800	1,229,140
Rowan Companies, Inc.	20,766	689,431
Schlumberger Ltd.	203,410	12,847,376
Sempra Energy	45,761	2,561,243
Sunoco, Inc.	22,612	1,410,084
Transocean, Inc.(a)	49,572	4,009,879
Valero Energy Corp.	105,100	5,376,916
Weatherford International Ltd.(a)	58,800	2,457,252
The Williams Cos., Inc.	100,991	2,637,885
Xcel Energy, Inc.(b)	65,387	1,507,824
XTO Energy, Inc.	64,766	3,047,240
		218,415,638

	Number of Shares	Market Value
Entertainment & Leisure — 1.1%
Brunswick Corp.	16,555	$528,104
Harrah's Entertainment, Inc.	33,016	2,731,084
News Corp., Inc. Cl. A	401,100	8,615,628
The Walt Disney Co.	358,284	12,278,393
		24,153,209
Financial Services — 6.6%
American Express Co.	208,560	12,653,335
Ameriprise Financial, Inc.	43,592	2,375,764
Apartment Investment & Management Co. Cl. A(b)	18,000	1,008,360
Archstone-Smith Trust REIT	35,200	2,048,992
The Bear Stearns Cos., Inc.	20,495	3,336,176
Chicago Mercantile Exchange Holdings, Inc.(b)	6,000	3,058,500
CIT Group, Inc.	33,700	1,879,449
Citigroup, Inc.	852,341	47,475,394
Countrywide Financial Corp.	107,398	4,559,045
E*TRADE Financial Corp.(a)	74,900	1,679,258
Federated Investors, Inc. Cl. B	13,400	452,652
Fidelity National Information Services, Inc.	27,600	1,106,484
Franklin Resources, Inc.	27,930	3,077,048
The Goldman Sachs Group, Inc.	74,200	14,791,770
Huntington Bancshares, Inc.(b)	45,621	1,083,499
Janus Capital Group, Inc.	37,194	803,018
Legg Mason, Inc.	22,300	2,119,615
Lehman Brothers Holdings, Inc.	91,836	7,174,228
Merrill Lynch & Co., Inc.	154,270	14,362,537
Morgan Stanley	186,499	15,186,614
PNC Financial Services Group, Inc.	52,513	3,888,063
The Charles Schwab Corp.	182,605	3,531,581
T. Rowe Price Group, Inc.	46,926	2,053,951
		149,705,333
Food Retailers — 0.3%
Starbucks Corp.(a)	132,496	4,693,008
SuperValu, Inc.	34,841	1,245,566
		5,938,574

	Number of Shares	Market Value
Foods — 1.5%
Archer-Daniels-Midland Co.	114,879	$3,671,533
Campbell Soup Co.	37,646	1,464,053
ConAgra Foods, Inc.	91,369	2,466,963
Dean Foods Co.(a)	23,100	976,668
General Mills, Inc.	62,851	3,620,218
Heinz (H. J.) Co.	56,422	2,539,554
The Hershey Co.(b)	30,384	1,513,123
Kellogg Co.	43,216	2,163,393
The Kroger Co.	122,075	2,816,270
McCormick & Co., Inc.	21,000	809,760
Safeway, Inc.	77,777	2,687,973
Sara Lee Corp.	129,636	2,207,701
Sysco Corp.	104,378	3,836,935
Tyson Foods, Inc. Cl. A(b)	41,600	684,320
Wrigley (Wm.) Jr. Co.(b)	39,255	2,030,269
		33,488,733
Forest Products & Paper — 0.3%
International Paper Co.	77,188	2,632,111
MeadWestvaco Corp.	30,750	924,345
Plum Creek Timber Co., Inc.	29,500	1,175,575
Weyerhaeuser Co.	44,111	3,116,442
		7,848,473
Healthcare — 1.1%
Caremark Rx, Inc.	74,900	4,277,539
Coventry Health Care, Inc.(a)	26,490	1,325,824
Express Scripts, Inc.(a)	24,500	1,754,200
Health Management Associates, Inc. Cl. A	40,700	859,177
Humana, Inc.(a)	27,796	1,537,397
Laboratory Corp. of America Holdings(a) (b)	21,800	1,601,646
Manor Care, Inc.(b)	13,881	651,297
Tenet Healthcare Corp.(a) (b)	76,128	530,612
UnitedHealth Group, Inc.	232,896	12,513,502
		25,051,194
Home Construction, Furnishings & Appliances — 0.4%
Centex Corp.(b)	20,810	1,170,979
D.R. Horton, Inc.	48,900	1,295,361
Harman International Industries, Inc.	11,100	1,109,001
KB Home	14,470	742,022
Leggett & Platt, Inc.	30,747	734,853
Lennar Corp. Cl. A(b)	22,600	1,185,596
Pulte Homes, Inc.	35,792	1,185,431
Whirlpool Corp.(b)	12,695	1,053,939
		8,477,182

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Household Products — 0.4%
The Black & Decker Corp.	12,950	$1,035,611
The Clorox Co.	24,515	1,572,637
Fortune Brands, Inc.(b)	25,680	2,192,815
Newell Rubbermaid, Inc.	45,971	1,330,860
The Sherwin-Williams Co.	18,989	1,207,321
Snap-on, Inc.	8,403	400,319
The Stanley Works	13,555	681,681
		8,421,244
Industrial – Distribution — 0.0%
Grainger (W.W.), Inc.	13,766	962,794
Industrial – Diversified — 1.7%
3M Co.	131,498	10,247,639
Cooper Industries Ltd. Cl. A	14,965	1,353,285
Corning, Inc.(a)	267,961	5,013,550
Danaher Corp.	39,700	2,875,868
Eaton Corp.	25,256	1,897,736
Illinois Tool Works, Inc.	72,066	3,328,729
ITT Industries, Inc.	30,910	1,756,306
Textron, Inc.	21,955	2,058,720
Tyco International Ltd.	345,854	10,513,962
		39,045,795
Information Retrieval Services — 1.1%
Google, Inc. Cl. A(a)	36,746	16,920,798
Juniper Networks, Inc.(a)	99,400	1,882,636
Yahoo!, Inc.(a)	216,320	5,524,813
		24,328,247
Insurance — 5.5%
ACE Ltd.	54,700	3,313,179
Aetna, Inc.	92,996	4,015,567
AFLAC, Inc.	84,638	3,893,348
Allstate Corp.	110,515	7,195,632
Ambac Financial Group, Inc.	18,900	1,683,423
American International Group, Inc.	447,608	32,075,589
Aon Corp.	55,352	1,956,140
Chubb Corp.	68,918	3,646,451
Cigna Corp.	18,788	2,471,937
Cincinnati Financial Corp.	27,885	1,263,469
Genworth Financial, Inc. Cl. A	81,300	2,781,273
The Hartford Financial Services Group, Inc.	53,834	5,023,251
Lincoln National Corp.	48,603	3,227,239
Loews Corp.	76,644	3,178,427
Marsh & McLennan Cos., Inc.	97,052	2,975,614
MBIA, Inc.(b)	24,611	1,798,080
Metlife, Inc.	133,100	7,854,231

	Number of Shares	Market Value
MGIC Investment Corp.	15,087	$943,541
Principal Financial Group, Inc.	46,100	2,706,070
Progressive Corp.	131,148	3,176,405
Prudential Financial, Inc.	83,900	7,203,654
Safeco Corp.	21,425	1,340,134
St. Paul Travelers Co.	121,159	6,505,027
Torchmark Corp.	18,026	1,149,338
UnumProvident Corp.	56,525	1,174,589
WellPoint, Inc.(a)	108,240	8,517,406
XL Capital Ltd. Cl. A	29,900	2,153,398
		123,222,412
Lodging — 0.4%
Hilton Hotels Corp.	64,651	2,256,320
Marriott International, Inc. Cl. A	57,846	2,760,411
Starwood Hotels & Resorts Worldwide, Inc.	37,127	2,320,437
Wyndham Worldwide Corp.(a)	33,988	1,088,296
		8,425,464
Machinery & Components — 1.1%
Baker Hughes, Inc.	56,983	4,254,351
Caterpillar, Inc.	112,332	6,889,322
Cummins, Inc.(b)	9,573	1,131,337
Deere & Co.	40,613	3,861,078
Dover Corp.	33,559	1,645,062
Ingersoll-Rand Co. Ltd. Cl. A	57,172	2,237,140
Pall Corp.	19,618	677,802
Parker Hannifin Corp.(b)	21,898	1,683,518
Smith International, Inc.	34,000	1,396,380
		23,775,990
Manufacturing — 0.4%
American Standard Cos., Inc.	31,400	1,439,690
Applied Materials, Inc.	243,752	4,497,224
Avery Dennison Corp.	17,698	1,202,225
Millipore Corp.(a)(b)	8,181	544,855
Terex Corp.(a)	17,700	1,143,066
		8,827,060
Medical Supplies — 2.1%
Agilent Technologies, Inc.(a)	71,105	2,478,009
Allergan, Inc.	25,529	3,056,842
Applera Corp. – Applied Biosystems Group	32,168	1,180,244
Bard (C.R.), Inc.(b)	17,178	1,425,259
Bausch & Lomb, Inc.	8,994	468,228
Baxter International, Inc.	111,326	5,164,413
Becton, Dickinson & Co.	41,946	2,942,512

	Number of Shares	Market Value
Biomet, Inc.	43,894	$1,811,505
Boston Scientific Corp.(a)	203,140	3,489,945
Medtronic, Inc.	199,914	10,697,398
Patterson Cos., Inc.(a)	23,300	827,383
St. Jude Medical, Inc.(a)	60,792	2,222,556
Stryker Corp.	49,602	2,733,566
Tektronix, Inc.	14,070	410,422
Thermo Fisher Scientific, Inc.(a)	71,675	3,246,161
Waters Corp.(a)	17,700	866,769
Zimmer Holdings, Inc.(a)	42,878	3,360,778
		46,381,990
Metals & Mining — 0.9%
Alcoa, Inc.	152,066	4,563,501
Allegheny Technologies, Inc.	17,547	1,591,162
CONSOL Energy, Inc.	30,900	992,817
Freeport-McMoRan Copper & Gold, Inc. Cl. B(b)	34,783	1,938,457
Newmont Mining Corp.	76,397	3,449,325
Nucor Corp.	52,400	2,864,184
Phelps Dodge Corp.	34,978	4,187,566
United States Steel Corp.	21,556	1,576,606
		21,163,618
Pharmaceuticals — 8.0%
Abbott Laboratories	265,737	12,944,049
AmerisourceBergen Corp.	34,032	1,530,079
Amgen, Inc.(a)	203,390	13,893,571
Barr Pharmaceuticals, Inc.(a)	18,200	912,184
Biogen Idec, Inc.(a)	60,591	2,980,471
Bristol-Myers Squibb Co.	342,184	9,006,283
Cardinal Health, Inc.	70,079	4,515,190
Celgene Corp.(a)(b)	64,800	3,727,944
Eli Lilly & Co.	171,295	8,924,469
Forest Laboratories, Inc.(a)	55,300	2,798,180
Genzyme Corp.(a)	46,100	2,838,838
Gilead Sciences, Inc.(a)	79,838	5,183,881
Hospira, Inc.(a)	26,193	879,561
Johnson & Johnson	503,900	33,267,478
King Pharmaceuticals, Inc.(a)	42,648	678,956
McKesson Corp.	52,898	2,681,929
Medco Health Solutions, Inc.(a)	51,941	2,775,727
MedImmune, Inc.(a) (b)	42,169	1,365,011
Merck & Co., Inc.	374,662	16,335,263
Mylan Laboratories, Inc.(b)	36,500	728,540
Pfizer, Inc.	1,262,721	32,704,474

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Schering-Plough Corp.	259,086	$6,124,793
Sigma-Aldrich Corp.(b)	12,351	959,920
Watson Pharmaceutical, Inc.(a)	18,371	478,197
Wyeth	234,004	11,915,484
		180,150,472
Photography Equipment/Supplies — 0.1%
Eastman Kodak Co.(b)	51,747	1,335,073
Prepackaged Software — 3.2%
Adobe Systems, Inc.(a)	99,744	4,101,473
BMC Software, Inc.(a)	35,631	1,147,318
CA, Inc.	77,387	1,752,816
Citrix Systems, Inc.(a)	32,927	890,675
Compuware Corp.(a)	69,337	577,577
Electronic Arts, Inc.(a)	53,200	2,679,152
Intuit, Inc.(a)	59,600	1,818,396
Microsoft Corp.	1,496,740	44,692,656
Novell, Inc.(a)	63,682	394,828
Oracle Corp.(a)	694,128	11,897,354
Symantec Corp.(a) (b)	162,282	3,383,580
		73,335,825
Real Estate — 0.9%
Boston Properties, Inc.	18,800	2,103,344
CB Richard Ellis Group, Inc. Cl. A(a)	32,600	1,082,320
Equity Office Properties Trust	62,600	3,015,442
Equity Residential REIT	52,400	2,659,300
Kimco Realty Corp.	34,600	1,555,270
ProLogis	44,000	2,673,880
Realogy Corp.(a)	40,382	1,224,382
Simon Property Group, Inc. REIT	39,400	3,990,826
Vornado Realty Trust(b)	22,000	2,673,000
		20,977,764
Restaurants — 0.6%
Darden Restaurants, Inc.(b)	23,428	941,103
McDonald's Corp.	212,160	9,405,053
Wendy's International, Inc.	19,301	638,670
Yum! Brands, Inc.	47,420	2,788,296
		13,773,122
Retail — 4.5%
Amazon.com, Inc.(a) (b)	55,094	2,174,009
AutoZone, Inc.(a)	9,336	1,078,868
Bed Bath & Beyond, Inc.(a)	47,296	1,801,978
Best Buy Co., Inc.	69,411	3,414,327
Big Lots, Inc.(a)	18,996	435,388
Circuit City Stores, Inc.(b)	25,659	487,008
Costco Wholesale Corp.	82,089	4,340,045

	Number of Shares	Market Value
CVS Corp.	143,878	$4,447,269
Dillards, Inc. Cl. A(b)	11,365	397,434
Dollar General Corp.	52,431	842,042
Family Dollar Stores, Inc.	25,924	760,351
Federated Department Stores, Inc.	95,462	3,639,966
The Home Depot, Inc.	354,787	14,248,246
J.C. Penney Co., Inc.(b)	39,161	3,029,495
Kohl's Corp.(a)	55,576	3,803,066
Lowe's Companies, Inc.(b)	261,500	8,145,725
Office Depot, Inc.(a)	49,859	1,903,118
OfficeMax, Inc.	13,101	650,465
RadioShack Corp.(b)	23,830	399,867
Sears Holdings Corp.(a) (b)	14,598	2,451,442
Staples, Inc.	127,884	3,414,503
Target Corp.	147,210	8,398,330
Tiffany & Co.	24,156	947,881
The TJX Cos., Inc.	77,860	2,217,453
Walgreen Co.	175,780	8,066,544
Wal-Mart Stores, Inc.(b)	423,273	19,546,747
		101,041,567
Retail – Grocery — 0.1%
Whole Foods Market, Inc.(b)	25,500	1,196,715
Telephone Utilities — 3.4%
Alltel Corp.	68,657	4,152,375
AT&T, Inc.(b)	673,875	24,091,031
BellSouth Corp.	315,623	14,869,000
CenturyTel, Inc.	21,848	953,884
Embarq Corp.	25,005	1,314,263
Qwest Communications International, Inc.(a)	275,321	2,304,437
Sprint Nextel Corp.(b)	500,913	9,462,247
Verizon Communications, Inc.	498,363	18,559,038
Windstream Corp.	79,663	1,132,808
		76,839,083
Tobacco — 1.5%
Altria Group, Inc.	360,539	30,941,457
Reynolds American, Inc.	31,000	2,029,570
UST, Inc.	28,987	1,687,043
		34,658,070
Toys, Games — 0.1%
Hasbro, Inc.	30,304	825,784
Mattel, Inc.	67,952	1,539,792
		2,365,576
Transportation — 1.7%
Burlington Northern Santa Fe Corp.	62,856	4,639,401

	Number of Shares	Market Value
Carnival Corp.(b)	78,368	$3,843,950
CSX Corp.	75,072	2,584,729
FedEx Corp.	52,112	5,660,405
Norfolk Southern Corp.	72,977	3,670,013
Union Pacific Corp.	47,638	4,383,649
United Parcel Service, Inc. Cl. B	186,000	13,946,280
		38,728,427
Travel — 0.0%
Sabre Holdings Corp. Cl. A	23,928	763,064
TOTAL EQUITIES (Cost $1,783,953,040)		2,210,708,300
	Principal Amount
SHORT-TERM INVESTMENTS — 7.4%
Cash Equivalents — 5.2%(e)
Abbey National PLC Eurodollar Time Deposit 5.280% 01/05/2007	$2,931,719	2,931,719
American Beacon Money Market Fund(c)	1,012,486	1,012,486
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	4,284,820	4,284,820
Bank of America 5.270% 01/09/2007	2,255,168	2,255,168
Bank of America 5.310% 03/08/2007	2,255,168	2,255,168
Bank of America 5.320% 02/16/2007	676,551	676,551
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 01/30/2007	1,353,101	1,353,101
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 02/06/2007	4,510,337	4,510,337
Bank of Nova Scotia Eurodollar Time Deposit 5.300% 02/27/2007	2,931,719	2,931,719
The Bank of the West Eurodollar Time Deposit 5.285% 01/17/2007	1,127,584	1,127,584
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	2,255,168	2,255,168
Barclays Eurodollar Time Deposit 5.310% 02/20/2007	2,255,168	2,255,168

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Barclays Eurodollar Time Deposit 5.320% 02/13/2007	$676,551	$676,551
BGI Institutional Money Market Fund(c)	2,130,443	2,130,443
Calyon Eurodollar Time Deposit 5.290% 03/05/2007	3,382,753	3,382,753
Calyon Eurodollar Time Deposit 5.310% 02/16/2007	1,127,584	1,127,584
Calyon Eurodollar Time Deposit 5.310% 02/22/2007	1,127,584	1,127,584
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 01/29/2007	4,149,510	4,149,510
Citigroup Eurodollar Time Deposit 5.305% 03/05/2007	3,382,753	3,382,753
Citigroup Eurodollar Time Deposit 5.310% 03/16/2007	1,127,584	1,127,584
Commonwealth Bank of Australia Commercial Paper 5.291% 01/08/2007	2,255,168	2,255,168
Dexia Group Eurodollar Time Deposit 5.285% 01/16/2007	2,255,168	2,255,168
Dreyfus Cash Management Plus Money Market Fund(c)	805,541	805,541
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	377,714	377,714
Federal Home Loan Bank Discount Note 5.207% 01/19/2007	588,492	588,492
First Tennessee National Corp. Eurodollar Time Deposit 5.290% 01/18/2007	2,255,168	2,255,168
Fortis Bank Eurodollar Time Deposit 5.295% 01/02/2007	902,067	902,067
Fortis Bank Eurodollar Time Deposit 5.300% 01/24/2007	3,382,753	3,382,753
Fortis Bank Eurodollar Time Deposit 5.300% 01/26/2007	3,382,753	3,382,753

	Principal Amount	Market Value
Freddie Mac Discount Note 5.231% 01/23/2007	$897,498	$897,498
General Electric Capital Corp. Commercial Paper 5.296% 01/26/2007	1,127,584	1,127,584
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	2,020,276	2,020,276
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	3,157,236	3,157,236
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/25/2007	2,255,168	2,255,168
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.305% 03/14/2007	1,804,135	1,804,135
Lloyds TSB Bank Eurodollar Time Deposit 5.300% 02/26/2007	3,382,753	3,382,753
Marshall & Ilsley Bank Eurodollar Time Deposit 5.300% 03/19/2007	1,353,101	1,353,101
Rabobank Nederland Eurodollar Time Deposit 5.250% 01/02/2007	5,637,921	5,637,921
Rabobank Nederland Eurodollar Time Deposit 5.300% 03/05/2007	2,029,652	2,029,652
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/14/2007	2,255,168	2,255,168
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/15/2007	3,337,649	3,337,649
Royal Bank of Scotland Eurodollar Time Deposit 5.280% 01/11/2007	2,255,168	2,255,168
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 01/16/2007	451,034	451,034
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 02/09/2007	1,127,584	1,127,584
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	1,804,135	1,804,135
Societe Generale Eurodollar Time Deposit 5.270% 01/19/2007	4,510,337	4,510,337

	Principal Amount	Market Value
Societe Generale Eurodollar Time Deposit 5.290% 02/01/2007	$3,382,753	$3,382,753
Societe Generale Eurodollar Time Deposit 5.313% 01/02/2007	902,067	902,067
Svenska Handlesbanken Eurodollar Time Deposit 5.250% 01/02/2007	7,779,490	7,779,490
UBS AG Eurodollar Time Deposit 5.290% 01/02/2007	1,172,688	1,172,688
UBS AG Eurodollar Time Deposit 5.300% 01/04/2007	2,706,202	2,706,202
UBS AG Eurodollar Time Deposit 5.300% 01/05/2007	1,353,101	1,353,101
		117,861,275
Repurchase Agreement — 2.0%
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/2006, 3.50%, due 01/02/2007(f)	45,484,552	45,484,552
U.S. Treasury Bills — 0.2%
U.S. Treasury Bill(d) 4.850% 02/22/2007	3,185,000	3,162,687
TOTAL SHORT-TERM INVESTMENTS (Cost $166,508,514)		166,508,514
TOTAL INVESTMENTS — 105.2% (Cost $1,950,461,554)(g)		2,377,216,814
Other Assets/ (Liabilities) — (5.2%)		(117,942,774)
NET ASSETS — 100.0%		$2,259,274,040

Notes to Portfolio of Investments

ADR - American Depository Receipt

REIT - Real Estate Investment Trust

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  This security is held as collateral for open futures contracts. (Note 2).

(e)  Represents investments of security lending collateral. (Note 2).

(f)  Maturity value of $45,502,241. Collateralized by a U.S. Government Agency obligation with a rate of 5.70%, maturity date 05/15/2036, and an aggregate market value, including accrued interest, of $47,758,780.

(g)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Core Opportunities Fund – Portfolio of Investments

December 31, 2006

	Number of Shares	Market Value
EQUITIES — 79.8%
COMMON STOCK — 79.8%
Banking, Savings & Loans — 3.6%
Bank of America Corp.	15,800	$843,561
Capital One Financial Corp.	3,844	295,296
		1,138,857
Broadcasting, Publishing & Printing — 2.0%
Time Warner, Inc.	16,500	359,370
Viacom, Inc. Cl. B(a)	6,600	270,798
		630,168
Building Materials & Construction — 0.8%
USG Corp.(a) (b)	4,700	257,560
Chemicals — 3.3%
Celanese Corp. Cl. A	11,057	286,155
Du Pont (E.I.) de Nemours & Co.	8,900	433,519
PPG Industries, Inc.	5,300	340,313
		1,059,987
Commercial Services — 4.0%
ABB Ltd. Sponsored ADR (Switzerland)	23,100	415,338
Siemens AG Sponsored ADR (Germany)(b)	3,990	393,215
Western Union(b)	21,200	475,304
		1,283,857
Computers & Information — 7.3%
Cisco Systems, Inc.(a)	25,500	696,915
Dell, Inc.(a)	24,600	617,214
International Business Machines Corp.	3,200	310,880
Seagate Technology	26,485	701,853
		2,326,862
Cosmetics & Personal Care — 1.9%
The Procter & Gamble Co.	9,500	610,565
Data Processing & Preparation — 1.6%
First Data Corp.	19,700	502,744
Electric Utilities — 0.2%
Exelon Corp.	1,300	80,457
Electrical Equipment & Electronics — 11.7%
Broadcom Corp. Cl. A(a) (b)	17,700	571,887
General Electric Co.	32,700	1,216,767
Intel Corp.	59,000	1,194,750
Rockwell Automation, Inc.	5,400	329,832

	Number of Shares	Market Value
STMicroelectronics NV NY Shares(b)	23,900	$439,760
		3,752,996
Energy — 5.5%
Halliburton Co.	16,900	524,745
Peabody Energy Corp.(b)	6,000	242,460
Transocean, Inc.(a)	6,200	501,518
Weatherford International Ltd.(a)	11,953	499,516
		1,768,239
Financial Services — 8.4%
Citigroup, Inc.	12,100	673,970
Franklin Resources, Inc.	4,600	506,782
Legg Mason, Inc.	6,100	579,805
The Charles Schwab Corp.	47,800	924,452
		2,685,009
Foods — 1.3%
General Mills, Inc.	7,183	413,741
Forest Products & Paper — 1.2%
Weyerhaeuser Co.(b)	5,410	382,217
Home Construction, Furnishings & Appliances — 0.7%
Toll Brothers, Inc.(a) (b)	6,500	209,495
Information Retrieval Services — 2.3%
Yahoo!, Inc.(a) (b)	29,200	745,768
Insurance — 3.6%
Ambac Financial Group, Inc.	2,563	228,286
American International Group, Inc.	6,500	465,790
Marsh & McLennan Cos., Inc.	14,600	447,636
		1,141,712
Machinery & Components — 4.0%
Caterpillar, Inc.	12,300	754,359
Deere & Co.(b)	5,661	538,191
		1,292,550
Medical Supplies — 1.1%
Medtronic, Inc.(b)	6,600	353,166
Metals & Mining — 1.0%
Alcoa, Inc.	11,100	333,111
Pharmaceuticals — 3.9%
Amgen, Inc.(a)	6,200	423,522

	Number of Shares	Market Value
Novartis AG-ADR (Switzerland)	4,400	$252,736
Pfizer, Inc.	22,700	587,930
		1,264,188
Prepackaged Software — 3.3%
Microsoft Corp.	15,000	447,900
Oracle Corp.(a)	26,100	447,354
Symantec Corp.(a) (b)	7,500	156,375
		1,051,629
Retail — 4.7%
Best Buy Co., Inc.	10,100	496,819
The Home Depot, Inc.	17,200	690,752
Tiffany & Co.	8,300	325,692
		1,513,263
Telephone Utilities — 1.2%
Sprint Nextel Corp.(b)	21,200	400,468
Transportation — 1.2%
United Parcel Service, Inc. Cl. B	5,300	397,394
TOTAL EQUITIES (Cost $24,060,795)		25,596,003
	Principal Amount
SHORT-TERM INVESTMENTS — 19.9%
Cash Equivalents — 12.3%(d)
Abbey National PLC Eurodollar Time Deposit 5.280% 01/05/2007	$97,688	97,688
American Beacon Money Market Fund(c)	33,737	33,737
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	142,772	142,772
Bank of America 5.270% 01/09/2007	75,143	75,143
Bank of America 5.310% 03/08/2007	75,143	75,143
Bank of America 5.320% 02/16/2007	22,543	22,543
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 01/30/2007	45,086	45,086
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 02/06/2007	150,287	150,287

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Core Opportunities Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Bank of Nova Scotia Eurodollar Time Deposit 5.300% 02/27/2007	$97,686	$97,686
The Bank of the West Eurodollar Time Deposit 5.285% 01/17/2007	37,572	37,572
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	75,143	75,143
Barclays Eurodollar Time Deposit 5.310% 02/20/2007	75,143	75,143
Barclays Eurodollar Time Deposit 5.320% 02/13/2007	22,543	22,543
BGI Institutional Money Market Fund(c)	70,987	70,987
Calyon Eurodollar Time Deposit 5.290% 03/05/2007	112,715	112,715
Calyon Eurodollar Time Deposit 5.310% 02/16/2007	37,572	37,572
Calyon Eurodollar Time Deposit 5.310% 02/22/2007	37,572	37,572
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 01/29/2007	138,264	138,264
Citigroup Eurodollar Time Deposit 5.305% 03/05/2007	112,715	112,715
Citigroup Eurodollar Time Deposit 5.310% 03/16/2007	37,572	37,572
Commonwealth Bank of Australia Commercial Paper 5.291% 01/08/2007	75,143	75,143
Dexia Group Eurodollar Time Deposit 5.285% 01/16/2007	75,143	75,143
Dreyfus Cash Management Plus Money Market Fund(c)	26,841	26,841
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	12,586	12,586
Federal Home Loan Bank Discount Note 5.207% 01/19/2007	19,609	19,609

	Principal Amount	Market Value
First Tennessee National Corp. Eurodollar Time Deposit 5.290% 01/18/2007	$75,143	$75,143
Fortis Bank Eurodollar Time Deposit 5.295% 01/02/2007	30,057	30,057
Fortis Bank Eurodollar Time Deposit 5.300% 01/24/2007	112,715	112,715
Fortis Bank Eurodollar Time Deposit 5.300% 01/26/2007	112,715	112,715
Freddie Mac Discount Note 5.231% 01/23/2007	29,905	29,905
General Electric Capital Corp. Commercial Paper 5.296% 01/26/2007	37,572	37,572
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	67,317	67,317
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	105,201	105,201
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/25/2007	75,143	75,143
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.305% 03/14/2007	60,115	60,115
Lloyds TSB Bank Eurodollar Time Deposit 5.300% 02/26/2007	112,715	112,715
Marshall & Ilsley Bank Eurodollar Time Deposit 5.300% 03/19/2007	45,086	45,086
Rabobank Nederland Eurodollar Time Deposit 5.250% 01/02/2007	187,859	187,859
Rabobank Nederland Eurodollar Time Deposit 5.300% 03/05/2007	67,629	67,629
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/14/2007	75,143	75,143
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/15/2007	111,212	111,212

	Principal Amount	Market Value
Royal Bank of Scotland Eurodollar Time Deposit 5.280% 01/11/2007	$75,143	$75,143
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 01/16/2007	15,029	15,029
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 02/09/2007	37,572	37,572
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	60,115	60,115
Societe Generale Eurodollar Time Deposit 5.270% 01/19/2007	150,287	150,287
Societe Generale Eurodollar Time Deposit 5.290% 02/01/2007	112,715	112,715
Societe Generale Eurodollar Time Deposit 5.313% 01/02/2007	30,057	30,057
Svenska Handlesbanken Eurodollar Time Deposit 5.250% 01/02/2007	259,217	259,217
UBS AG Eurodollar Time Deposit 5.290% 01/02/2007	39,075	39,075
UBS AG Eurodollar Time Deposit 5.300% 01/04/2007	90,172	90,172
UBS AG Eurodollar Time Deposit 5.300% 01/05/2007	45,086	45,086
		3,927,200
Repurchase Agreement — 7.6%
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/2006, 3.50%, due 01/02/2007(e)	2,446,275	2,446,275
TOTAL SHORT-TERM INVESTMENTS (Cost $6,373,475)		6,373,475
TOTAL INVESTMENTS — 99.7% (Cost $30,434,270)(f)		31,969,478
Other Assets/ (Liabilities) — 0.3%		101,352
NET ASSETS — 100.0%		$32,070,830

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Core Opportunities Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $2,447,227. Collateralized by a U.S. Government Agency obligation with a rate of 9.125%, maturity date of 05/25/2015, and an aggregate market value, including accrued interest, of $2,568,589.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Portfolio of Investments

December 31, 2006

	Number of Shares	Market Value
EQUITIES — 99.5%
COMMON STOCK — 99.5%
Advertising — 0.5%
Monster Worldwide, Inc.(a)	50,100	$2,336,664
Aerospace & Defense — 1.1%
General Dynamics Corp.	43,300	3,219,355
Rockwell Collins, Inc.	25,400	1,607,566
		4,826,921
Apparel, Textiles & Shoes — 0.0%
Coach, Inc.(a)	2,300	98,808
Automotive & Parts — 0.1%
Harley-Davidson, Inc.	4,500	317,115
Banking, Savings & Loans — 4.8%
Mellon Financial Corp.	46,600	1,964,190
Northern Trust Corp.(b)	57,100	3,465,399
SLM Corp.	73,800	3,599,226
State Street Corp.	120,200	8,106,288
Wells Fargo & Co.	106,000	3,769,360
		20,904,463
Beverages — 0.8%
PepsiCo, Inc.	56,000	3,502,800
Broadcasting, Publishing & Printing — 1.5%
Grupo Televisa SA Sponsored ADR (Mexico)	75,600	2,041,956
Time Warner, Inc.	101,700	2,215,026
Viacom, Inc. Cl. B(a)	60,200	2,470,006
		6,726,988
Chemicals — 0.8%
Monsanto Co.	66,900	3,514,257
Commercial Services — 0.5%
eBay, Inc.(a)	58,700	1,765,109
Paychex, Inc.	5,200	205,608
		1,970,717
Communications — 4.0%
America Movil SA de CV, Series L, Sponsored ADR (Mexico)	90,500	4,092,410
American Tower Corp. Cl. A(a)	151,200	5,636,736
Nokia Oyj Sponsored ADR (Finland)	163,800	3,328,416
Qualcomm, Inc.	42,300	1,598,517

	Number of Shares	Market Value
Rogers Communications, Inc. Cl. B(b)	46,200	$2,753,520
		17,409,599
Communications Equipment — 0.5%
Telefonaktiebolaget LM Ericsson Cl. B Sponsored ADR (Sweden)(b)	50,900	2,047,707
Computer Integrated Systems Design — 0.6%
Autodesk, Inc.(a)	64,700	2,617,762
Computers & Information — 5.0%
Apple, Inc.(a)	56,600	4,801,944
Cisco Systems, Inc.(a)	315,000	8,608,950
Dell, Inc.(a)	55,600	1,395,004
EMC Corp.(a)	158,600	2,093,520
International Game Technology	101,000	4,666,200
		21,565,618
Cosmetics & Personal Care — 1.6%
The Procter & Gamble Co.	109,300	7,024,711
Data Processing & Preparation — 1.2%
Automatic Data Processing, Inc.	108,600	5,348,550
Electrical Equipment & Electronics — 8.7%
Analog Devices, Inc.	81,800	2,688,766
Garmin Ltd.(b)	4,500	250,470
General Electric Co.	444,100	16,524,961
Intel Corp.	125,900	2,549,475
Linear Technology Corp.(b)	49,000	1,485,680
Marvell Technology Group Ltd.(a) (b)	227,800	4,371,482
Maxim Integrated Products, Inc.	140,000	4,286,800
Texas Instruments, Inc.	78,700	2,266,560
Xilinx, Inc.	131,900	3,140,539
		37,564,733
Energy — 4.6%
EOG Resources, Inc.	21,200	1,323,940
Exxon Mobil Corp.	76,300	5,846,869
Murphy Oil Corp.(b)	37,100	1,886,535
Schlumberger Ltd.	133,500	8,431,860
Total SA Sponsored ADR (France)	36,200	2,603,504
		20,092,708
Financial Services — 13.2%
American Express Co.	110,000	6,673,700

	Number of Shares	Market Value
Ameriprise Financial, Inc.	6,000	$327,000
Chicago Mercantile Exchange Holdings, Inc.	4,000	2,039,000
Citigroup, Inc.	108,900	6,065,730
Countrywide Financial Corp.	52,700	2,237,115
Deutsche Boerse AG	8,000	1,467,972
E*TRADE Financial Corp.(a)	132,300	2,966,166
Franklin Resources, Inc.	54,500	6,004,265
The Goldman Sachs Group, Inc.	29,000	5,781,150
IntercontinentalExchange, Inc.(a)	7,200	776,880
Legg Mason, Inc.(b)	45,600	4,334,280
Merrill Lynch & Co., Inc.	41,900	3,900,890
Morgan Stanley	56,300	4,584,509
The Charles Schwab Corp.	222,300	4,299,282
UBS AG Registered	95,800	5,789,764
		57,247,703
Foods — 0.5%
Sysco Corp.	53,700	1,974,012
Healthcare — 4.8%
Caremark Rx, Inc.	118,500	6,767,535
DaVita, Inc.(a)	2,200	125,136
Express Scripts, Inc.(a)	37,600	2,692,160
Humana, Inc.(a)	15,800	873,898
UnitedHealth Group, Inc.	197,000	10,584,810
		21,043,539
Home Construction, Furnishings & Appliances — 1.1%
Harman International Industries, Inc.	45,800	4,575,878
Household Products — 0.3%
Fortune Brands, Inc.(b)	15,200	1,297,928
Industrial – Diversified — 3.8%
Corning, Inc.(a)	30,900	578,139
Danaher Corp.	148,200	10,735,608
Illinois Tool Works, Inc.	31,200	1,441,128
Tyco International Ltd.	116,200	3,532,480
		16,287,355
Information Retrieval Services — 3.6%
Google, Inc. Cl. A(a)	20,300	9,347,744
Juniper Networks, Inc.(a)	186,500	3,532,310
Yahoo!, Inc.(a)	106,000	2,707,240
		15,587,294

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Insurance — 5.2%
Aetna, Inc.	83,100	$3,588,258
American International Group, Inc.	104,300	7,474,138
The Hartford Financial Services Group, Inc.	21,100	1,968,841
Prudential Financial, Inc.	47,200	4,052,592
WellPoint, Inc.(a)	69,700	5,484,693
		22,568,522
Lodging — 2.6%
Las Vegas Sands Corp.(a)	11,700	1,046,916
Marriott International, Inc. Cl. A	72,100	3,440,612
MGM Mirage(a)	21,100	1,210,085
Wynn Resorts Ltd.(b)	61,900	5,809,315
		11,506,928
Machinery & Components — 2.7%
Baker Hughes, Inc.	62,600	4,673,716
Joy Global, Inc.	25,400	1,227,836
Smith International, Inc.(b)	140,300	5,762,121
		11,663,673
Manufacturing — 0.5%
Applied Materials, Inc.	113,400	2,092,230
Medical Supplies — 3.4%
Allergan, Inc.	16,100	1,927,814
Medtronic, Inc.	106,900	5,720,219
St. Jude Medical, Inc.(a)	77,500	2,833,400
Stryker Corp.	61,200	3,372,732
Thermo Fisher Scientific, Inc.(a)	22,400	1,014,496
		14,868,661
Pharmaceuticals — 9.8%
Alcon, Inc.(b)	5,900	659,443
Amgen, Inc.(a)	103,300	7,056,423
Cardinal Health, Inc.	9,300	599,199
Celgene Corp.(a) (b)	61,200	3,520,836
Genentech, Inc.(a)	58,600	4,754,218
Gilead Sciences, Inc.(a)	82,600	5,363,218
Johnson & Johnson	27,200	1,795,744
Medco Health Solutions, Inc.(a)	47,800	2,554,432
Novartis AG	56,200	3,223,827
Pfizer, Inc.	95,100	2,463,090
Roche Holding AG	23,734	4,238,860
Sepracor, Inc.(a)	56,900	3,503,902
Wyeth	58,800	2,994,096
		42,727,288
Prepackaged Software — 4.7%
Adobe Systems, Inc.(a)	75,000	3,084,000
Electronic Arts, Inc.(a)	6,700	337,412

	Number of Shares	Market Value
Intuit, Inc.(a)	44,000	$1,342,440
Microsoft Corp.	398,000	11,884,280
Oracle Corp.(a)	225,800	3,870,212
		20,518,344
Restaurants — 0.1%
McDonald's Corp.	9,100	403,403
Retail — 6.3%
Amazon.com, Inc.(a) (b)	104,200	4,111,732
Bed Bath & Beyond, Inc.(a)	48,500	1,847,850
Best Buy Co., Inc.	16,700	821,473
CVS Corp.	87,700	2,710,807
The Home Depot, Inc.	77,400	3,108,384
Kohl's Corp.(a)	103,200	7,061,976
Target Corp.	82,200	4,689,510
Wal-Mart Stores, Inc.	67,500	3,117,150
		27,468,882
Telephone Utilities — 0.3%
TELUS Corp.(b)	25,000	1,116,750
Transportation — 0.3%
Expeditors International of Washington, Inc.	4,900	198,450
Norfolk Southern Corp.	10,900	548,161
Union Pacific Corp.	6,300	579,726
		1,326,337
TOTAL EQUITIES (Cost $384,558,218)		432,144,848
	Principal Amount
SHORT-TERM INVESTMENTS — 10.6%
Cash Equivalents — 9.0%(d)
Abbey National PLC Eurodollar Time Deposit 5.280% 01/05/2007	$965,172	965,172
American Beacon Money Market Fund(c)	333,328	333,328
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	1,410,637	1,410,637
Bank of America 5.270% 01/09/2007	742,441	742,441
Bank of America 5.310% 03/08/2007	742,441	742,441
Bank of America 5.320% 02/16/2007	222,732	222,732

	Principal Amount	Market Value
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 01/30/2007	$445,464	$445,464
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 02/06/2007	1,484,881	1,484,881
Bank of Nova Scotia Eurodollar Time Deposit 5.300% 02/27/2007	965,173	965,173
The Bank of the West Eurodollar Time Deposit 5.285% 01/17/2007	371,220	371,220
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	742,441	742,441
Barclays Eurodollar Time Deposit 5.310% 02/20/2007	742,441	742,441
Barclays Eurodollar Time Deposit 5.320% 02/13/2007	222,732	222,732
BGI Institutional Money Market Fund(c)	701,379	701,379
Calyon Eurodollar Time Deposit 5.290% 03/05/2007	1,113,661	1,113,661
Calyon Eurodollar Time Deposit 5.310% 02/16/2007	371,220	371,220
Calyon Eurodollar Time Deposit 5.310% 02/22/2007	371,220	371,220
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 01/29/2007	1,366,091	1,366,091
Citigroup Eurodollar Time Deposit 5.305% 03/05/2007	1,113,661	1,113,661
Citigroup Eurodollar Time Deposit 5.310% 03/16/2007	371,220	371,220
Commonwealth Bank of Australia Commercial Paper 5.291% 01/08/2007	742,441	742,441
Dexia Group Eurodollar Time Deposit 5.285% 01/16/2007	742,441	742,441
Dreyfus Cash Management Plus Money Market Fund(c)	265,198	265,198

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	$124,350	$124,350
Federal Home Loan Bank Discount Note 5.207% 01/19/2007	193,742	193,742
First Tennessee National Corp. Eurodollar Time Deposit 5.290% 01/18/2007	742,441	742,441
Fortis Bank Eurodollar Time Deposit 5.295% 01/02/2007	296,976	296,976
Fortis Bank Eurodollar Time Deposit 5.300% 01/24/2007	1,113,661	1,113,661
Fortis Bank Eurodollar Time Deposit 5.300% 01/26/2007	1,113,661	1,113,661
Freddie Mac Discount Note 5.231% 01/23/2007	295,472	295,472
General Electric Capital Corp. Commercial Paper 5.296% 01/26/2007	371,220	371,220
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	665,110	665,110
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	1,039,417	1,039,417
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/25/2007	742,441	742,441
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.305% 03/14/2007	593,952	593,952
Lloyds TSB Bank Eurodollar Time Deposit 5.300% 02/26/2007	1,113,661	1,113,661
Marshall & Ilsley Bank Eurodollar Time Deposit 5.300% 03/19/2007	445,464	445,464
Rabobank Nederland Eurodollar Time Deposit 5.250% 01/02/2007	1,856,101	1,856,101
Rabobank Nederland Eurodollar Time Deposit 5.300% 03/05/2007	668,197	668,197

	Principal Amount	Market Value
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/14/2007	$742,441	$742,441
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/15/2007	1,098,812	1,098,812
Royal Bank of Scotland Eurodollar Time Deposit 5.280% 01/11/2007	742,441	742,441
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 01/16/2007	148,488	148,488
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 02/09/2007	371,220	371,220
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	593,952	593,952
Societe Generale Eurodollar Time Deposit 5.270% 01/19/2007	1,484,881	1,484,881
Societe Generale Eurodollar Time Deposit 5.290% 02/01/2007	1,113,661	1,113,661
Societe Generale Eurodollar Time Deposit 5.313% 01/02/2007	296,976	296,976
Svenska Handlesbanken Eurodollar Time Deposit 5.250% 01/02/2007	2,561,143	2,561,143
UBS AG Eurodollar Time Deposit 5.290% 01/02/2007	386,069	386,069
UBS AG Eurodollar Time Deposit 5.300% 01/04/2007	890,929	890,929
UBS AG Eurodollar Time Deposit 5.300% 01/05/2007	445,464	445,464
		38,801,978
Repurchase Agreement — 1.6%
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/2006, 3.50%, due 01/02/2007(e)	7,015,296	7,015,296
TOTAL SHORT-TERM INVESTMENTS (Cost $45,817,274)		45,817,274

Market Value
TOTAL INVESTMENTS — 110.1% (Cost $430,375,492)(f)	$477,962,122
Other Assets/ (Liabilities) — (10.1%)	(43,784,801)
NET ASSETS — 100.0%	$434,177,321

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $7,018,025. Collaterized by a U.S. Government Agency obligation with a rate of 4.689%, maturity date 11/01/2034, and an aggregate market value, including accrued interest, of $7,336,061.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Growth Fund – Portfolio of Investments

December 31, 2006

	Number of Shares	Market Value
EQUITIES — 99.9%
COMMON STOCK — 99.9%
Aerospace & Defense — 6.1%
Boeing Co.	15,590	$1,385,016
Rockwell Collins, Inc.	12,700	803,783
Spirit AeroSystems Holdings, Inc. Cl. A(a)	9,100	304,577
		2,493,376
Apparel, Textiles & Shoes — 0.5%
Nike, Inc. Cl. B	2,200	217,866
Banking, Savings & Loans — 3.7%
JP Morgan Chase & Co.	20,850	1,007,055
Northern Trust Corp.	7,990	484,913
		1,491,968
Beverages — 0.9%
PepsiCo, Inc.	5,900	369,045
Broadcasting, Publishing & Printing — 3.8%
Comcast Corp. Special, Cl. A(a)	14,800	619,824
Time Warner, Inc.	41,700	908,226
		1,528,050
Chemicals — 2.0%
Monsanto Co.	15,800	829,974
Commercial Services — 2.1%
Akamai Technologies, Inc.(a) (b)	8,700	462,144
Fluor Corp.	5,000	408,250
		870,394
Communications — 3.5%
Network Appliance, Inc.(a)	15,250	599,020
Qualcomm, Inc.	22,050	833,269
		1,432,289
Computers & Information — 7.1%
Apple, Inc.(a)	20,350	1,726,494
Cisco Systems, Inc.(a)	43,200	1,180,656
		2,907,150
Computers & Office Equipment — 1.9%
Hewlett-Packard Co.	19,100	786,729
Cosmetics & Personal Care — 3.9%
The Procter & Gamble Co.	24,700	1,587,469
Electrical Equipment & Electronics — 5.0%
Advanced Micro Devices, Inc.(a)	15,600	317,460

	Number of Shares	Market Value
Broadcom Corp. Cl. A(a)	36,045	$1,164,614
General Electric Co.	15,100	561,871
		2,043,945
Energy — 5.8%
BJ Services Co.	2,600	76,232
GlobalSantaFe Corp.	3,350	196,913
Halliburton Co.	44,400	1,378,620
Nabors Industries Ltd.(a) (b)	15,500	461,590
Schlumberger Ltd.	4,260	269,062
		2,382,417
Financial Services — 15.2%
Chicago Mercantile Exchange Holdings, Inc.	1,170	596,407
Credit Suisse Group, Sponsored ADR (Switzerland)	6,900	481,965
Franklin Resources, Inc.	8,950	986,021
The Goldman Sachs Group, Inc.	4,170	831,289
Janus Capital Group, Inc.	6,400	138,176
Lazard Ltd. Cl. A(b)	6,300	298,242
Legg Mason, Inc.	8,670	824,083
Merrill Lynch & Co., Inc.	12,650	1,177,715
NYSE Group, Inc.(a) (b)	4,500	437,400
The Charles Schwab Corp.	22,600	437,084
		6,208,382
Foods — 0.7%
Wrigley (Wm.) Jr. Co.	5,700	294,804
Industrial – Diversified — 1.7%
Corning, Inc.(a)	37,150	695,077
Information Retrieval Services — 6.0%
Google, Inc. Cl. A(a)	4,525	2,083,672
Yahoo!, Inc.(a) (b)	14,350	366,499
		2,450,171
Insurance — 7.5%
American International Group, Inc.	15,600	1,117,896
WellPoint, Inc.(a)	24,790	1,950,725
		3,068,621
Lodging — 3.4%
Hilton Hotels Corp.	9,800	342,020
Marriott International, Inc. Cl. A	7,600	362,672

	Number of Shares	Market Value
Melco PBL Entertainment Ltd. ADR (Hong Kong)(a) (b)	12,064	$256,481
Starwood Hotels & Resorts Worldwide, Inc.	6,800	425,000
		1,386,173
Pharmaceuticals — 11.5%
Alcon, Inc.(b)	10,950	1,223,882
Amgen, Inc.(a)	2,600	177,606
Genentech, Inc.(a)	13,350	1,083,086
Gilead Sciences, Inc.(a)	16,230	1,053,814
Medco Health Solutions, Inc.(a)	7,060	377,286
Teva Pharmaceutical Sponsored ADR (Israel)	11,500	357,420
Wyeth	8,500	432,820
		4,705,914
Prepackaged Software — 1.2%
Microsoft Corp.	16,800	501,648
Restaurants — 2.1%
McDonald's Corp.	18,800	833,404
Retail — 4.3%
Kohl's Corp.(a)	10,700	732,201
Target Corp.	13,900	792,995
Tiffany & Co.	5,400	211,896
		1,737,092
TOTAL EQUITIES (Cost $37,233,493)		40,821,958
	Principal Amount
SHORT-TERM INVESTMENTS — 6.8%
Cash Equivalents(d) — 6.8%
Abbey National PLC Eurodollar Time Deposit 5.280% 01/05/2007	$68,954	68,954
American Beacon Money Market Fund(c)	23,812	23,812
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	100,770	100,770
Bank of America 5.270% 01/09/2007	53,037	53,037
Bank of America 5.310% 03/08/2007	53,037	53,037

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Bank of America 5.320% 02/16/2007	$15,911	$15,911
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 01/30/2007	31,822	31,822
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 02/06/2007	106,074	106,074
Bank of Nova Scotia Eurodollar Time Deposit 5.300% 02/27/2007	68,948	68,948
The Bank of the West Eurodollar Time Deposit 5.285% 01/17/2007	26,518	26,518
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	53,037	53,037
Barclays Eurodollar Time Deposit 5.310% 02/20/2007	53,037	53,037
Barclays Eurodollar Time Deposit 5.320% 02/13/2007	15,911	15,911
BGI Institutional Money Market Fund(c)	50,104	50,104
Calyon Eurodollar Time Deposit 5.290% 03/05/2007	79,555	79,555
Calyon Eurodollar Time Deposit 5.310% 02/16/2007	26,518	26,518
Calyon Eurodollar Time Deposit 5.310% 02/22/2007	26,518	26,518
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 01/29/2007	97,588	97,588
Citigroup Eurodollar Time Deposit 5.305% 03/05/2007	79,555	79,555
Citigroup Eurodollar Time Deposit 5.310% 03/16/2007	26,518	26,518
Commonwealth Bank of Australia Commercial Paper 5.291% 01/08/2007	53,037	53,037
Dexia Group Eurodollar Time Deposit 5.285% 01/16/2007	53,037	53,037
Dreyfus Cash Management Plus Money Market Fund(c)	18,945	18,945

	Principal Amount	Market Value
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	$8,883	$8,883
Federal Home Loan Bank Discount Note 5.207% 01/19/2007	13,840	13,840
First Tennessee National Corp. Eurodollar Time Deposit 5.290% 01/18/2007	53,037	53,037
Fortis Bank Eurodollar Time Deposit 5.295% 01/02/2007	21,215	21,215
Fortis Bank Eurodollar Time Deposit 5.300% 01/24/2007	79,555	79,555
Fortis Bank Eurodollar Time Deposit 5.300% 01/26/2007	79,555	79,555
Freddie Mac Discount Note 5.231% 01/23/2007	21,107	21,107
General Electric Capital Corp. Commercial Paper 5.296% 01/26/2007	26,518	26,518
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	47,513	47,513
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	74,252	74,252
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/25/2007	53,037	53,037
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.305% 03/14/2007	42,430	42,430
Lloyds TSB Bank Eurodollar Time Deposit 5.300% 02/26/2007	79,555	79,555
Marshall & Ilsley Bank Eurodollar Time Deposit 5.300% 03/19/2007	31,822	31,822
Rabobank Nederland Eurodollar Time Deposit 5.250% 01/02/2007	132,592	132,592
Rabobank Nederland Eurodollar Time Deposit 5.300% 03/05/2007	47,733	47,733

	Principal Amount	Market Value
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/14/2007	$53,037	$53,037
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/15/2007	78,495	78,495
Royal Bank of Scotland Eurodollar Time Deposit 5.280% 01/11/2007	53,037	53,037
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 01/16/2007	10,607	10,607
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 02/09/2007	26,518	26,518
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	42,430	42,430
Societe Generale Eurodollar Time Deposit 5.270% 01/19/2007	106,074	106,074
Societe Generale Eurodollar Time Deposit 5.290% 02/01/2007	79,555	79,555
Societe Generale Eurodollar Time Deposit 5.313% 01/02/2007	21,215	21,215
Svenska Handlesbanken Eurodollar Time Deposit 5.250% 01/02/2007	182,958	182,958
UBS AG Eurodollar Time Deposit 5.290% 01/02/2007	27,579	27,579
UBS AG Eurodollar Time Deposit 5.300% 01/04/2007	63,644	63,644
UBS AG Eurodollar Time Deposit 5.300% 01/05/2007	31,822	31,822
		2,771,858
TOTAL SHORT-TERM INVESTMENTS (Cost $2,771,858)		2,771,858
TOTAL INVESTMENTS — 106.7% (Cost $40,005,351)(e)		43,593,816
Other Assets/ (Liabilities) — (6.7%)		(2,732,176)
NET ASSETS — 100.0%		$40,861,640

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Growth Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Equity Fund – Portfolio of Investments

December 31, 2006

	Number of Shares	Market Value
EQUITIES — 98.7%
COMMON STOCK — 98.7%
Advertising — 0.0%
Monster Worldwide, Inc.(a)	3,700	$172,568
Aerospace & Defense — 3.2%
General Dynamics Corp.	26,400	1,962,840
Lockheed Martin Corp.	97,400	8,967,618
Northrop Grumman Corp.	61,900	4,190,630
Raytheon Co.	40,200	2,122,560
United Technologies Corp.	118,900	7,433,628
		24,677,276
Apparel, Textiles & Shoes — 1.4%
Abercrombie & Fitch Co. Cl. A	10,600	738,078
American Eagle Outfitters, Inc.	77,400	2,415,654
AnnTaylor Stores Corp.(a)	27,300	896,532
Claire's Stores, Inc.	73,400	2,432,476
Columbia Sportswear Co.	3,200	178,240
The Gap, Inc.	8,100	157,950
Limited Brands, Inc.	78,300	2,266,002
Liz Claiborne, Inc.	18,100	786,626
Timberland Co. Cl. A(a)	16,300	514,754
VF Corp.	3,300	270,864
		10,657,176
Automotive & Parts — 0.8%
AutoNation, Inc.(a)	85,800	1,829,256
Harley-Davidson, Inc.(b)	39,000	2,748,330
Paccar, Inc.	28,450	1,846,405
		6,423,991
Banking, Savings & Loans — 1.7%
The First Marblehead Corp.(b)	1,500	81,975
Investors Financial Services Corp.	9,300	396,831
JP Morgan Chase & Co.	202,600	9,785,580
Mellon Financial Corp.	65,100	2,743,965
		13,008,351
Beverages — 1.8%
Anheuser-Busch Cos., Inc.	162,100	7,975,320
The Coca-Cola Co.	98,400	4,747,800
The Pepsi Bottling Group, Inc.	25,400	785,114
		13,508,234

	Number of Shares	Market Value
Broadcasting, Publishing & Printing — 2.1%
Comcast Corp. Cl. A(a)	279,600	$11,835,468
The DIRECTV Group, Inc.(a)	126,000	3,142,440
Univision Communications, Inc. Cl. A(a) (b)	18,500	655,270
		15,633,178
Building Materials & Construction — 0.1%
Masco Corp.(b)	38,000	1,135,060
Chemicals — 0.5%
Air Products & Chemicals, Inc.	2,500	175,700
Airgas, Inc.	5,100	206,652
Du Pont (E.I.) de Nemours & Co.	66,900	3,258,699
PPG Industries, Inc.	4,600	295,366
		3,936,417
Commercial Services — 4.0%
Allied Waste Industries, Inc.(a)	40,500	497,745
Ecolab, Inc.	32,200	1,455,440
Fastenal Co.(b)	79,100	2,838,108
Fluor Corp.	11,300	922,645
Global Payments, Inc.	20,600	953,780
ITT Educational Services, Inc.(a)	18,700	1,241,119
Manpower, Inc.	40,000	2,997,200
MoneyGram International, Inc.	45,700	1,433,152
Moody's Corp.	96,300	6,650,478
Pharmaceutical Product Development, Inc.	19,400	625,068
Quest Diagnostics	75,800	4,017,400
Robert Half International, Inc.(b)	46,500	1,726,080
Ryder System, Inc.	27,900	1,424,574
Waste Management, Inc.	106,200	3,904,974
Weight Watchers International, Inc.	2,300	120,819
		30,808,582
Communications — 1.8%
Harris Corp.	14,100	646,626
Network Appliance, Inc.(a)	79,000	3,103,120
Qualcomm, Inc.	237,500	8,975,125
Tellabs, Inc.(a)	75,100	770,526
		13,495,397
Computer Integrated Systems Design — 0.2%
Computer Sciences Corp.(a)	22,100	1,179,477

	Number of Shares	Market Value
Computer Programming Services — 0.5%
Ceridian Corp.(a)	3,300	$92,334
Cognizant Technology Solutions Corp. Cl. A(a)	43,300	3,341,028
		3,433,362
Computers & Information — 6.0%
CDW Corp.	29,100	2,046,312
Cisco Systems, Inc.(a)	727,200	19,874,376
Dell, Inc.(a)	291,500	7,313,735
International Business Machines Corp.	56,500	5,488,975
International Game Technology	128,400	5,932,080
Lexmark International, Inc. Cl. A(a)	57,000	4,172,400
Tech Data Corp.(a)	13,300	503,671
		45,331,549
Computers & Office Equipment — 0.5%
Hewlett-Packard Co.	69,000	2,842,110
Pitney Bowes, Inc.	28,400	1,311,796
		4,153,906
Containers — 0.2%
Pactiv Corp.(a)	44,000	1,570,360
Cosmetics & Personal Care — 0.9%
Avon Products, Inc.	61,600	2,035,264
Colgate-Palmolive Co.	24,300	1,585,332
The Estee Lauder Cos., Inc. Cl. A(b)	1,900	77,558
Kimberly-Clark Corp.	43,400	2,949,030
		6,647,184
Data Processing & Preparation — 0.7%
Affiliated Computer Services, Inc. Cl. A(a) (b)	23,500	1,147,740
FactSet Research Systems, Inc.	13,100	739,888
First Data Corp.	85,200	2,174,304
Fiserv, Inc.(a)	19,000	995,980
Total System Services, Inc.(b)	22,100	583,219
		5,641,131
Electric Utilities — 0.0%
AES Corp.(a)	9,400	207,176
Electrical Equipment & Electronics — 3.3%
Amphenol Corp. Cl. A	8,700	540,096
AVX Corp.(b)	7,300	107,967
Emerson Electric Co.	221,200	9,748,284
Energizer Holdings, Inc.(a)	12,500	887,375
Intel Corp.	119,700	2,423,925

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Johnson Controls, Inc.(b)	43,300	$3,720,336
Lincoln Electric Holdings, Inc.	16,100	972,762
Micron Technology, Inc.(a)	5,300	73,988
Molex, Inc.	32,300	1,021,649
Rockwell Automation, Inc.	57,300	3,499,884
Thomas & Betts Corp.(a)	3,100	146,568
Trimble Navigation Ltd.(a)	7,400	375,402
Wesco International, Inc.(a)	21,400	1,258,534
		24,776,770
Energy — 4.7%
Anadarko Petroleum Corp.	37,300	1,623,296
Chevron Corp.	26,100	1,919,133
ConocoPhillips	24,137	1,736,657
Devon Energy Corp.	10,400	697,632
Exxon Mobil Corp.	336,000	25,747,680
Marathon Oil Corp.	20,700	1,914,750
Occidental Petroleum Corp.	49,300	2,407,319
		36,046,467
Entertainment & Leisure — 1.5%
News Corp., Inc. Cl. A	198,800	4,270,224
The Walt Disney Co.	201,200	6,895,124
		11,165,348
Financial Services — 4.7%
The Bear Stearns Cos., Inc.	19,300	3,141,654
Chicago Mercantile Exchange Holdings, Inc.	2,800	1,427,300
E*TRADE Financial Corp.(a)	28,300	634,486
Federated Investors, Inc. Cl. B	31,100	1,050,558
The Goldman Sachs Group, Inc.	69,100	13,775,085
Investment Technology Group, Inc.(a)	7,300	313,024
Lehman Brothers Holdings, Inc.	31,300	2,445,156
Merrill Lynch & Co., Inc.	37,500	3,491,250
Morgan Stanley	81,000	6,595,830
Raymond James Financial, Inc.	21,900	663,789
The Charles Schwab Corp.	108,500	2,098,390
TD Ameritrade Holding Corp.	5,000	80,900
		35,717,422
Food Retailers — 1.8%
Starbucks Corp.(a)	388,300	13,753,586
Foods — 1.9%
Archer-Daniels-Midland Co.	157,200	5,024,112
Campbell Soup Co.	36,900	1,435,041
Heinz (H. J.) Co.	55,400	2,493,554
Kraft Foods, Inc. Cl. A(b)	18,800	671,160
The Kroger Co.	154,600	3,566,622

	Number of Shares	Market Value
McCormick & Co., Inc.	2,100	$80,976
Sara Lee Corp.	49,300	839,579
		14,111,044
Healthcare — 2.7%
Caremark Rx, Inc.	7,900	451,169
Express Scripts, Inc.(a)	60,000	4,296,000
Health Management Associates, Inc. Cl. A	15,300	322,983
Health Net, Inc.(a)	7,600	369,816
IDEXX Laboratories, Inc.(a)	7,600	602,680
Laboratory Corp. of America Holdings(a)	12,500	918,375
Lincare Holdings, Inc.(a)	35,600	1,418,304
Manor Care, Inc.(b)	12,800	600,576
UnitedHealth Group, Inc.	221,952	11,925,481
		20,905,384
Home Construction, Furnishings & Appliances — 0.6%
Centex Corp.(b)	11,900	669,613
Harman International Industries, Inc.	10,800	1,079,028
Lennar Corp. Cl. A	1,700	89,182
Mohawk Industries, Inc.(a) (b)	6,100	456,646
NVR, Inc.(a) (b)	1,400	903,000
Whirlpool Corp.	12,845	1,066,392
		4,263,861
Industrial - Distribution — 0.1%
W.W. Grainger, Inc.	10,600	741,364
Industrial - Diversified — 2.2%
Carlisle Cos., Inc.	1,000	78,500
Danaher Corp.	107,900	7,816,276
Illinois Tool Works, Inc.(b)	148,800	6,873,072
Textron, Inc.	22,800	2,137,956
		16,905,804
Information Retrieval Services — 0.5%
Google, Inc. Cl. A(a)	7,700	3,545,696
Insurance — 3.6%
AFLAC, Inc.	109,500	5,037,000
Ambac Financial Group, Inc.	24,400	2,173,308
American International Group, Inc.	88,400	6,334,744
Aon Corp.	44,300	1,565,562
W.R. Berkley Corp.	72,100	2,488,171
Brown & Brown, Inc.	49,700	1,402,037
Lincoln National Corp.	14,500	962,800
MBIA, Inc.	16,500	1,205,490
The PMI Group, Inc.(b)	33,900	1,599,063
Progressive Corp.	117,500	2,845,850
Radian Group, Inc.	7,300	393,543

	Number of Shares	Market Value
St. Paul Travelers Co.	15,000	$805,350
Torchmark Corp.	13,000	828,880
		27,641,798
Internet Content — 0.3%
BEA Systems, Inc.(a)	201,000	2,528,580
Lodging — 0.4%
Choice Hotels International, Inc.	13,800	580,980
Marriott International, Inc. Cl. A	49,600	2,366,912
		2,947,892
Machinery & Components — 2.4%
Baker Hughes, Inc.	34,700	2,590,702
Caterpillar, Inc.	101,400	6,218,862
Cummins, Inc.(b)	18,300	2,162,694
Deere & Co.	32,400	3,080,268
Flowserve Corp.(a)	5,800	292,726
FMC Technologies, Inc.(a)	28,300	1,744,129
Graco, Inc.	13,100	519,022
Parker Hannifin Corp.	23,700	1,822,056
		18,430,459
Manufacturing — 0.6%
American Standard Cos., Inc.	30,200	1,384,670
Lam Research Corp.(a)	8,900	450,518
Terex Corp.(a)	42,800	2,764,024
		4,599,212
Medical Supplies — 2.1%
Agilent Technologies, Inc.(a)	65,900	2,296,615
Allergan, Inc.	11,000	1,317,140
Applera Corp. - Applied Biosystems Group	64,100	2,351,829
Baxter International, Inc.	16,700	774,713
Becton, Dickinson & Co.	35,200	2,469,280
Biomet, Inc.	7,800	321,906
Medtronic, Inc.	21,400	1,145,114
Respironics, Inc.(a)	22,700	856,925
Stryker Corp.	26,100	1,438,371
Techne Corp.(a)	15,900	881,655
Tektronix, Inc.	17,300	504,641
Varian Medical Systems, Inc.(a)	33,200	1,579,324
		15,937,513
Metals & Mining — 1.2%
Alcoa, Inc.	92,700	2,781,927
Crane Co.	16,900	619,216
Nucor Corp.	68,700	3,755,142
Reliance Steel & Aluminum Co.	42,100	1,657,898
		8,814,183

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Pharmaceuticals — 11.2%
Abbott Laboratories	153,400	$7,472,114
Amgen, Inc.(a)	15,500	1,058,805
Barr Pharmaceuticals, Inc.(a)	14,900	746,788
Biogen Idec, Inc.(a)	21,600	1,062,504
Bristol-Myers Squibb Co.	113,300	2,982,056
Cardinal Health, Inc.	45,000	2,899,350
Celgene Corp.(a)	1,300	74,789
Forest Laboratories, Inc.(a)	167,000	8,450,200
Gilead Sciences, Inc.(a)	4,500	292,185
Johnson & Johnson	255,500	16,868,110
King Pharmaceuticals, Inc.(a)	10,600	168,752
McKesson Corp.	51,300	2,600,910
Merck & Co., Inc.	583,600	25,444,960
Pfizer, Inc.	566,300	14,667,170
Wyeth	9,600	488,832
		85,277,525
Prepackaged Software — 3.1%
BMC Software, Inc.(a)	52,600	1,693,720
Citrix Systems, Inc.(a)	96,700	2,615,735
Intuit, Inc.(a)	52,900	1,613,979
Microsoft Corp.	182,300	5,443,478
Oracle Corp.(a)	730,400	12,519,056
		23,885,968
Restaurants — 0.2%
Brinker International, Inc.	38,450	1,159,652
Retail — 14.5%
AutoZone, Inc.(a)	13,400	1,548,504
Bed Bath & Beyond, Inc.(a)	88,800	3,383,280
Best Buy Co., Inc.	46,400	2,282,416
BJ's Wholesale Club, Inc.(a)	15,200	472,872
Carmax, Inc.(a)	11,700	627,471
Circuit City Stores, Inc.	73,100	1,387,438
Costco Wholesale Corp.(b)	103,400	5,466,758
CVS Corp.	35,300	1,091,123
Dollar General Corp.	84,500	1,357,070
Dollar Tree Stores, Inc.(a)	36,300	1,092,630
Family Dollar Stores, Inc.	69,500	2,038,435
The Home Depot, Inc.	687,400	27,605,984
J.C. Penney Co., Inc.	20,500	1,585,880
Kohl's Corp.(a)	122,200	8,362,146
Lowe's Companies, Inc.(b)	518,800	16,160,620
Office Depot, Inc.(a)	83,900	3,202,463
O'Reilly Automotive, Inc.(a) (b)	39,700	1,272,782
Petsmart, Inc.	6,300	181,818
Staples, Inc.	153,400	4,095,780
Target Corp.	7,100	405,055
The TJX Cos., Inc.	55,100	1,569,248
Walgreen Co.	116,900	5,364,541
Wal-Mart Stores, Inc.	427,900	19,760,422
		110,314,736

	Number of Shares	Market Value
Telephone Utilities — 1.7%
AT&T, Inc.	126,200	$4,511,650
BellSouth Corp.	148,800	7,009,968
Qwest Communications International, Inc.(a) (b)	181,100	1,515,807
		13,037,425
Tobacco — 1.3%
Altria Group, Inc.	77,600	6,659,632
Reynolds American, Inc.	6,900	451,743
UST, Inc.	41,300	2,403,660
		9,515,035
Toys, Games — 0.0%
Mattel, Inc.	12,900	292,314
Transportation — 5.7%
Burlington Northern Santa Fe Corp.	62,400	4,605,744
CSX Corp.	59,300	2,041,699
Expeditors International of Washington, Inc.	143,200	5,799,600
FedEx Corp.	179,500	19,497,290
Norfolk Southern Corp.	57,000	2,866,530
Robinson (C.H.) Worldwide, Inc.	103,800	4,244,382
Thor Industries, Inc.(b)	53,000	2,331,470
Union Pacific Corp.	25,200	2,318,904
		43,705,619
TOTAL EQUITIES (Cost $709,410,926)		751,641,032
RIGHTS — 0.0%
Computers & Information
Seagate Technology (c)	66,000	-
TOTAL RIGHTS (Cost $0)		-
TOTAL LONG TERM INVESTMENTS (Cost $709,410,926)		751,641,032
	Principal Amount
SHORT-TERM INVESTMENTS — 5.5%
Cash Equivalents — 3.4% (e)
Abbey National PLC Eurodollar Time Deposit 5.280% 01/05/2007	$643,568	643,568
American Beacon Money Market Fund(d)	222,259	222,259

	Principal Amount	Market Value
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	$940,596	$940,596
Bank of America 5.270% 01/09/2007	495,050	495,050
Bank of America 5.310% 03/08/2007	495,050	495,050
Bank of America 5.320% 02/16/2007	148,515	148,515
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 01/30/2007	297,030	297,030
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 02/06/2007	990,101	990,101
Bank of Nova Scotia Eurodollar Time Deposit 5.300% 02/27/2007	643,565	643,565
The Bank of the West Eurodollar Time Deposit 5.285% 01/17/2007	247,525	247,525
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	495,050	495,050
Barclays Eurodollar Time Deposit 5.310% 02/20/2007	495,050	495,050
Barclays Eurodollar Time Deposit 5.320% 02/13/2007	148,515	148,515
BGI Institutional Money Market Fund(d)	467,671	467,671
Calyon Eurodollar Time Deposit 5.290% 03/05/2007	742,576	742,576
Calyon Eurodollar Time Deposit 5.310% 02/16/2007	247,525	247,525
Calyon Eurodollar Time Deposit 5.310% 02/22/2007	247,525	247,525
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 01/29/2007	910,893	910,893
Citigroup Eurodollar Time Deposit 5.305% 03/05/2007	742,576	742,576
Citigroup Eurodollar Time Deposit 5.310% 03/16/2007	247,525	247,525

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Commonwealth Bank of Australia Commercial Paper 5.291% 01/08/2007	$495,051	$495,051
Dexia Group Eurodollar Time Deposit 5.285% 01/16/2007	495,050	495,050
Dreyfus Cash Management Plus Money Market Fund(d)	176,831	176,831
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	82,915	82,915
Federal Home Loan Bank Discount Note 5.207% 01/19/2007	129,185	129,185
First Tennessee National Corp. Eurodollar Time Deposit 5.290% 01/18/2007	495,050	495,050
Fortis Bank Eurodollar Time Deposit 5.295% 01/02/2007	198,020	198,020
Fortis Bank Eurodollar Time Deposit 5.300% 01/24/2007	742,576	742,576
Fortis Bank Eurodollar Time Deposit 5.300% 01/26/2007	742,576	742,576
Freddie Mac Discount Note 5.231% 01/23/2007	197,017	197,017
General Electric Capital Corp. Commercial Paper 5.296% 01/26/2007	247,525	247,525
Goldman Sachs Financial Square Prime Obligations Money Market Fund (d)	443,487	443,487
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	693,070	693,070
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/25/2007	495,050	495,050
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.305% 03/14/2007	396,040	396,040
Lloyds TSB Bank Eurodollar Time Deposit 5.300% 02/26/2007	742,576	742,576

	Principal Amount	Market Value
Marshall & Ilsley Bank Eurodollar Time Deposit 5.300% 03/19/2007	$297,030	$297,030
Rabobank Nederland Eurodollar Time Deposit 5.250% 01/02/2007	1,237,626	1,237,626
Rabobank Nederland Eurodollar Time Deposit 5.300% 03/05/2007	445,545	445,545
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/14/2007	495,050	495,050
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/15/2007	732,674	732,674
Royal Bank of Scotland Eurodollar Time Deposit 5.280% 01/11/2007	495,050	495,050
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 01/16/2007	99,010	99,010
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 02/09/2007	247,525	247,525
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	396,040	396,040
Societe Generale Eurodollar Time Deposit 5.270% 01/19/2007	990,101	990,101
Societe Generale Eurodollar Time Deposit 5.290% 02/01/2007	742,576	742,576
Societe Generale Eurodollar Time Deposit 5.313% 01/02/2007	198,020	198,020
Svenska Handlesbanken Eurodollar Time Deposit 5.250% 01/02/2007	1,707,739	1,707,739
UBS AG Eurodollar Time Deposit 5.290% 01/02/2007	257,426	257,426
UBS AG Eurodollar Time Deposit 5.300% 01/04/2007	594,060	594,060
UBS AG Eurodollar Time Deposit 5.300% 01/05/2007	297,030	297,030
		25,872,686

	Principal Amount	Market Value
Repurchase Agreement — 2.1%
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/2006, 3.50%, due 01/02/2007(f)	$16,022,439	$16,022,439
TOTAL SHORT-TERM INVESTMENTS (Cost $41,895,125)		41,895,125
TOTAL INVESTMENTS — 104.2% (Cost $751,306,051)(g)		793,536,157
Other Assets/ (Liabilities) — (4.2%)		(31,884,148)
NET ASSETS — 100.0%		$761,652,009

Notes to Portfolio of Investments

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  This security is valued in good faith under procedures established by the Board of Trustees.

(d)  Amount represents shares owned of the fund.

(e)  Represents investments of security lending collateral. (Note 2).

(f)  Maturity value of $16,028,670. Collateralized by a U.S. Government Agency obligation with a rate of 4.781%, maturity date of 09/01/2035, and an aggregate market value, including accrued interest, of $16,823,561.

(g)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Aggressive Growth Fund – Portfolio of Investments

December 31, 2006

	Number of Shares	Market Value
EQUITIES — 98.9%
COMMON STOCK — 98.9%
Chemicals — 0.5%
Praxair, Inc.	52,000	$3,085,160
Commercial Services — 10.8%
eBay, Inc.(a)	883,400	26,563,838
Iron Mountain, Inc.(a) (b)	155,700	6,436,638
Moody's Corp.	346,000	23,894,760
Paychex, Inc.	79,000	3,123,660
Weight Watchers International, Inc.	54,000	2,836,620
Western Union(b)	100,000	2,242,000
		65,097,516
Communications — 7.6%
America Movil SA de CV, Series L, Sponsored ADR (Mexico)	461,900	20,887,118
Qualcomm, Inc.	604,800	22,855,392
Research In Motion Ltd.(a)	17,000	2,172,260
		45,914,770
Computers & Information — 5.8%
Apple, Inc.(a)	293,500	24,900,540
International Game Technology	65,000	3,003,000
SanDisk Corp.(a)	75,000	3,227,250
Seagate Technology	145,000	3,842,500
		34,973,290
Cosmetics & Personal Care — 0.6%
The Procter & Gamble Co.	60,000	3,856,200
Electrical Equipment & Electronics — 3.5%
Broadcom Corp. Cl. A(a) (b)	660,200	21,331,062
Energy — 3.4%
Schlumberger Ltd.	320,300	20,230,148
Financial Services — 9.1%
Chicago Mercantile Exchange Holdings, Inc.(b)	59,700	30,432,075
IntercontinentalExchange, Inc.(a)	225,800	24,363,820
		54,795,895
Food Retailers — 6.9%
Starbucks Corp.(a) (b)	1,172,200	41,519,324
Healthcare — 0.8%
UnitedHealth Group, Inc.	85,000	4,567,050

	Number of Shares	Market Value
Information Retrieval Services — 11.2%
Google, Inc. Cl. A(a)	114,600	$52,771,008
Yahoo!, Inc.(a)	573,000	14,634,420
		67,405,428
Lodging — 0.5%
MGM Mirage(a) (b)	52,000	2,982,200
Medical Supplies — 14.0%
Allergan, Inc.	248,600	29,767,364
Intuitive Surgical, Inc.(a) (b)	98,500	9,446,150
Patterson Cos., Inc.(a)	188,000	6,675,880
Stryker Corp.(b)	200,700	11,060,577
Varian Medical Systems, Inc.(a)	290,700	13,828,599
Zimmer Holdings, Inc.(a)	172,200	13,497,036
		84,275,606
Pharmaceuticals — 14.1%
Abraxis BioScience, Inc.(a) (b)	211,000	5,768,740
Genentech, Inc.(a) (b)	446,700	36,240,771
Genzyme Corp.(a)	377,000	23,215,660
Teva Pharmaceutical Sponsored ADR (Israel)	641,000	19,922,280
		85,147,451
Prepackaged Software — 0.5%
Intuit, Inc.(a)	90,000	2,745,900
Retail — 8.5%
Lowe's Companies, Inc.(b)	768,100	23,926,315
Staples, Inc.	140,000	3,738,000
Walgreen Co.	460,500	21,132,345
Wal-Mart Stores, Inc.	57,000	2,632,260
		51,428,920
Transportation — 1.1%
Expeditors International of Washington, Inc.	74,000	2,997,000
United Parcel Service, Inc. Cl. B	50,000	3,749,000
		6,746,000
TOTAL EQUITIES (Cost $517,589,920)		596,101,920

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS — 9.9%
Cash Equivalents — 9.0%(d)
Abbey National PLC Eurodollar Time Deposit 5.280% 01/05/2007	$1,359,165	$1,359,165
American Beacon Money Market Fund(c)	469,396	469,396
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	1,986,472	1,986,472
Bank of America 5.270% 01/09/2007	1,045,511	1,045,511
Bank of America 5.310% 03/08/2007	1,045,511	1,045,511
Bank of America 5.320% 02/16/2007	313,654	313,654
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 01/30/2007	627,307	627,307
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 02/06/2007	2,091,024	2,091,024
Bank of Nova Scotia Eurodollar Time Deposit 5.300% 02/27/2007	1,359,165	1,359,165
The Bank of the West Eurodollar Time Deposit 5.285% 01/17/2007	522,756	522,756
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	1,045,511	1,045,511
Barclays Eurodollar Time Deposit 5.310% 02/20/2007	1,045,511	1,045,511
Barclays Eurodollar Time Deposit 5.320% 02/13/2007	313,654	313,654
BGI Institutional Money Market Fund(c)	987,688	987,688
Calyon Eurodollar Time Deposit 5.290% 03/05/2007	1,568,267	1,568,267
Calyon Eurodollar Time Deposit 5.310% 02/16/2007	522,756	522,756
Calyon Eurodollar Time Deposit 5.310% 02/22/2007	522,756	522,756

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Aggressive Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 01/29/2007	$1,923,742	$1,923,742
Citigroup Eurodollar Time Deposit 5.305% 03/05/2007	1,568,267	1,568,267
Citigroup Eurodollar Time Deposit 5.310% 03/16/2007	522,756	522,756
Commonwealth Bank of Australia Commercial Paper 5.291% 01/08/2007	1,045,511	1,045,511
Dexia Group Eurodollar Time Deposit 5.285% 01/16/2007	1,045,511	1,045,511
Dreyfus Cash Management Plus Money Market Fund(c)	373,454	373,454
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	175,111	175,111
Federal Home Loan Bank Discount Note 5.207% 01/19/2007	272,829	272,829
First Tennessee National Corp. Eurodollar Time Deposit 5.290% 01/18/2007	1,045,511	1,045,511
Fortis Bank Eurodollar Time Deposit 5.295% 01/02/2007	418,205	418,205
Fortis Bank Eurodollar Time Deposit 5.300% 01/24/2007	1,568,267	1,568,267
Fortis Bank Eurodollar Time Deposit 5.300% 01/26/2007	1,568,267	1,568,267
Freddie Mac Discount Note 5.231% 01/23/2007	416,086	416,086
General Electric Capital Corp. Commercial Paper 5.296% 01/26/2007	522,756	522,756
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	936,614	936,614
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	1,463,717	1,463,717

	Principal Amount	Market Value
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/25/2007	$1,045,511	$1,045,511
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.305% 03/14/2007	836,409	836,409
Lloyds TSB Bank Eurodollar Time Deposit 5.300% 02/26/2007	1,568,267	1,568,267
Marshall & Ilsley Bank Eurodollar Time Deposit 5.300% 03/19/2007	627,307	627,307
Rabobank Nederland Eurodollar Time Deposit 5.250% 01/02/2007	2,613,780	2,613,780
Rabobank Nederland Eurodollar Time Deposit 5.300% 03/05/2007	940,961	940,961
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/14/2007	1,045,511	1,045,511
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/15/2007	1,547,358	1,547,358
Royal Bank of Scotland Eurodollar Time Deposit 5.280% 01/11/2007	1,045,513	1,045,513
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 01/16/2007	209,102	209,102
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 02/09/2007	522,758	522,758
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	836,409	836,409
Societe Generale Eurodollar Time Deposit 5.270% 01/19/2007	2,091,024	2,091,024
Societe Generale Eurodollar Time Deposit 5.290% 02/01/2007	1,568,267	1,568,267
Societe Generale Eurodollar Time Deposit 5.313% 01/02/2007	418,205	418,205
Svenska Handlesbanken Eurodollar Time Deposit 5.250% 01/02/2007	3,606,626	3,606,626
UBS AG Eurodollar Time Deposit 5.290% 01/02/2007	543,666	543,666

	Principal Amount	Market Value
UBS AG Eurodollar Time Deposit 5.300% 01/04/2007	$1,254,614	$1,254,614
UBS AG Eurodollar Time Deposit 5.300% 01/05/2007	627,307	627,307
		54,641,303
Repurchase Agreement — 0.9%
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/2006, 3.50%, due 01/02/2007(e)	5,277,827	5,277,827
TOTAL SHORT-TERM INVESTMENTS (Cost $59,919,130)		59,919,130
TOTAL INVESTMENTS — 108.8% (Cost $577,509,050)(f)		656,021,050
Other Assets/ (Liabilities) — (8.8%)		(53,018,675)
NET ASSETS — 100.0%		$603,002,375

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $5,279,880. Collaterized by a U.S. Government Agency obligation with a rate of 8.33%, maturity date of 10/25/2028, and an aggregate market value, including accrued interest, of $5,541,719.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select OTC 100 Fund – Portfolio of Investments

December 31, 2006

	Number of Shares	Market Value
EQUITIES — 99.5%
COMMON STOCK — 99.5%
Advertising — 0.7%
Lamar Advertising Co.(a)	2,703	$176,749
Monster Worldwide, Inc.(a)	4,317	201,345
		378,094
Apparel, Textiles & Shoes — 0.7%
American Eagle Outfitters, Inc.	7,650	238,757
Ross Stores, Inc.	4,543	133,110
		371,867
Automotive & Parts — 1.2%
Paccar, Inc.	9,176	595,522
Broadcasting, Publishing & Printing — 4.0%
Comcast Corp. Cl. A(a)	31,593	1,337,332
Gemstar-TV Guide International, Inc.(a)	270	1,083
Liberty Global, Inc. Cl. A(a)	6,866	200,144
Liberty Media Holding Corp. Interactive Cl. A(a)	19,960	430,537
		1,969,096
Commercial Services — 4.9%
Akamai Technologies, Inc.(a) (b)	4,932	261,988
Apollo Group, Inc. Cl. A(a)	5,791	225,675
Cintas Corp.	6,389	253,707
eBay, Inc.(a)	34,280	1,030,800
Fastenal Co.	4,806	172,439
Paychex, Inc.	11,927	471,594
		2,416,203
Communications — 9.9%
EchoStar Communications Corp. Cl. A(a)	7,027	267,237
Millicom International Cellular SA(a) (b)	3,207	197,679
Network Appliance, Inc.(a)	12,817	503,452
NTL, Inc.(b)	11,705	295,434
Qualcomm, Inc.	65,755	2,484,881
Research In Motion Ltd.(a)	6,063	774,730
Sirius Satellite Radio, Inc.(a) (b)	50,666	179,358
Tellabs, Inc.(a)	8,465	86,851
XM Satellite Radio Holdings, Inc. Cl. A(a) (b)	10,299	148,821
		4,938,443

	Number of Shares	Market Value
Communications Equipment — 0.3%
Telefonaktiebolaget LM Ericsson Cl. B Sponsored ADR (Sweden)	3,346	$134,610
Computer Integrated Systems Design — 1.5%
Autodesk, Inc.(a)	7,868	318,339
Cadence Design Systems, Inc.(a)	9,584	171,649
Sun Microsystems, Inc.(a)	50,284	272,539
		762,527
Computer Programming Services — 1.5%
Cognizant Technology Solutions Corp. Cl. A(a)	4,573	352,853
Infosys Technologies Ltd. Sponsored ADR (India)	3,590	195,870
VeriSign, Inc.(a)	7,559	181,794
		730,517
Computer Related Services — 1.0%
Checkfree Corp.(a) (b)	2,782	111,725
IAC/InterActiveCorp(a) (b)	10,091	374,982
		486,707
Computers & Information — 13.3%
Apple, Inc.(a)	39,247	3,329,715
CDW Corp.	2,686	188,880
Cisco Systems, Inc.(a)	71,527	1,954,833
Comverse Technology, Inc.(a)	6,994	147,643
Dell, Inc.(a)	27,524	690,577
SanDisk Corp.(a)	6,810	293,034
		6,604,682
Data Processing & Preparation — 0.7%
Fiserv, Inc.(a)	7,142	374,384
Electrical Equipment & Electronics — 11.1%
Altera Corp.(a)	16,637	327,416
American Power Conversion Corp.	6,287	192,319
Broadcom Corp. Cl. A(a)	14,051	453,988
Flextronics International Ltd.(a) (b)	20,885	239,760
Garmin Ltd.(b)	6,600	367,356
Intel Corp.	66,654	1,349,744
KLA-Tencor Corp.	7,919	393,970
Linear Technology Corp.	13,173	399,405
Marvell Technology Group Ltd.(a) (b)	18,466	354,363
Maxim Integrated Products, Inc.	14,828	454,033
Microchip Technology, Inc.	5,952	194,630

	Number of Shares	Market Value
Nvidia Corp.(a)	11,409	$422,247
Xilinx, Inc.	14,707	350,174
		5,499,405
Energy — 0.2%
Patterson-UTI Energy, Inc.(b)	5,290	122,887
Food Retailers — 2.5%
Starbucks Corp.(a)	34,666	1,227,870
Healthcare — 0.6%
Express Scripts, Inc.(a)	3,985	285,326
Information Retrieval Services — 5.7%
Google, Inc. Cl. A(a)	4,476	2,061,108
Juniper Networks, Inc.(a)	12,300	232,962
Yahoo!, Inc.(a) (b)	21,557	550,566
		2,844,636
Internet Content — 0.3%
BEA Systems, Inc.(a)	11,966	150,532
Lodging — 0.7%
Wynn Resorts Ltd.(b)	3,636	341,239
Machinery & Components — 0.4%
Joy Global, Inc.	3,910	189,009
Manufacturing — 1.4%
Applied Materials, Inc.	23,694	437,154
Lam Research Corp.(a)	4,805	243,229
		680,383
Medical Supplies — 1.7%
Biomet, Inc.	10,908	450,173
Dentsply International, Inc.	4,857	144,981
Intuitive Surgical, Inc.(a) (b)	1,217	116,710
Patterson Companies, Inc.(a)	4,394	156,031
		867,895
Pharmaceuticals — 11.6%
Amgen, Inc.(a)	17,926	1,224,525
Amylin Pharmaceuticals, Inc.(a) (b)	4,186	150,989
Biogen Idec, Inc.(a) (b)	12,083	594,363
Celgene Corp.(a) (b)	12,353	710,668
Genzyme Corp.(a)	10,839	667,466
Gilead Sciences, Inc.(a)	14,859	964,795
MedImmune, Inc.(a) (b)	8,442	273,268
Sepracor, Inc.(a)	3,526	217,131
Sigma-Aldrich Corp.(b)	2,089	162,357
Teva Pharmaceutical Sponsored ADR (Israel)	20,030	622,532
Vertex Pharmaceuticals, Inc.(a)	4,293	160,644
		5,748,738

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select OTC 100 Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Prepackaged Software — 15.0%
Activision, Inc.(a) (b)	8,347	$143,902
Adobe Systems, Inc.(a)	18,838	774,619
Check Point Software Technologies Ltd.(a)	7,792	170,801
Citrix Systems, Inc.(a)	7,074	191,352
Electronic Arts, Inc.(a)	10,175	512,413
Intuit, Inc.(a)	14,396	439,222
Microsoft Corp.	111,543	3,330,674
Oracle Corp.(a)	71,568	1,226,676
Symantec Corp.(a) (b)	32,417	675,894
		7,465,553
Retail — 5.4%
Amazon.com, Inc.(a) (b)	9,017	355,811
Bed Bath & Beyond, Inc.(a)	12,521	477,050
Costco Wholesale Corp.	7,958	420,739
Petsmart, Inc.	4,577	132,092
Sears Holdings Corp.(a) (b)	5,306	891,037
Staples, Inc.	16,060	428,802
		2,705,531
Retail — Grocery — 0.4%
Whole Foods Market, Inc.(b)	4,515	211,889
Telephone Utilities — 1.1%
Level 3 Communications, Inc.(a) (b)	37,576	210,426
NII Holdings, Inc. Cl. B(a) (b)	4,935	318,011
		528,437
Transportation — 1.3%
Discovery Holding Co. Cl. A(a)	7,905	127,191
Expeditors International of Washington, Inc.	6,881	278,681
Robinson (C.H.) Worldwide, Inc.(b)	5,483	224,200
		630,072
Travel — 0.4%
Expedia, Inc.(a)	10,877	228,199
TOTAL EQUITIES (Cost $41,704,057)		49,490,253
	Principal Amount
SHORT-TERM INVESTMENTS — 16.1%
Cash Equivalents — 15.6%(e)
Abbey National PLC Eurodollar Time Deposit 5.280% 01/05/2007	$192,759	192,759
American Beacon Money Market Fund(c)	66,570	66,570

	Principal Amount	Market Value
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	$281,726	$281,726
Bank of America 5.270% 01/09/2007	148,276	148,276
Bank of America 5.310% 03/08/2007	148,276	148,276
Bank of America 5.320% 02/16/2007	44,483	44,483
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 01/30/2007	88,966	88,966
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 02/06/2007	296,553	296,553
Bank of Nova Scotia Eurodollar Time Deposit 5.300% 02/27/2007	192,759	192,759
The Bank of the West Eurodollar Time Deposit 5.285% 01/17/2007	74,138	74,138
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	148,276	148,276
Barclays Eurodollar Time Deposit 5.310% 02/20/2007	148,276	148,276
Barclays Eurodollar Time Deposit 5.320% 02/13/2007	44,483	44,483
BGI Institutional Money Market Fund(c)	140,076	140,076
Calyon Eurodollar Time Deposit 5.290% 03/05/2007	222,414	222,414
Calyon Eurodollar Time Deposit 5.310% 02/16/2007	74,138	74,138
Calyon Eurodollar Time Deposit 5.310% 02/22/2007	74,138	74,138
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 01/29/2007	272,828	272,828
Citigroup Eurodollar Time Deposit 5.305% 03/05/2007	222,414	222,414
Citigroup Eurodollar Time Deposit 5.310% 03/16/2007	74,138	74,138

	Principal Amount	Market Value
Commonwealth Bank of Australia Commercial Paper 5.291% 01/08/2007	$148,276	$148,276
Dexia Group Eurodollar Time Deposit 5.285% 01/16/2007	148,276	148,276
Dreyfus Cash Management Plus Money Market Fund(c)	52,964	52,964
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	24,835	24,835
Federal Home Loan Bank Discount Note 5.207% 01/19/2007	38,693	38,693
First Tennessee National Corp. Eurodollar Time Deposit 5.290% 01/18/2007	148,276	148,276
Fortis Bank Eurodollar Time Deposit 5.295% 01/02/2007	59,312	59,312
Fortis Bank Eurodollar Time Deposit 5.300% 01/24/2007	222,414	222,414
Fortis Bank Eurodollar Time Deposit 5.300% 01/26/2007	222,414	222,414
Freddie Mac Discount Note 5.231% 01/23/2007	59,010	59,010
General Electric Capital Corp. Commercial Paper 5.296% 01/26/2007	74,138	74,138
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	132,832	132,832
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	207,588	207,588
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/25/2007	148,277	148,277
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.305% 03/14/2007	118,621	118,621
Lloyds TSB Bank Eurodollar Time Deposit 5.300% 02/26/2007	222,414	222,414

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select OTC 100 Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Marshall & Ilsley Bank Eurodollar Time Deposit 5.300% 03/19/2007	$88,966	$88,966
Rabobank Nederland Eurodollar Time Deposit 5.250% 01/02/2007	370,691	370,691
Rabobank Nederland Eurodollar Time Deposit 5.300% 03/05/2007	133,449	133,449
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/14/2007	148,276	148,276
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/15/2007	219,449	219,449
Royal Bank of Scotland Eurodollar Time Deposit 5.280% 01/11/2007	148,276	148,276
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 01/16/2007	29,655	29,655
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 02/09/2007	74,138	74,138
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	118,621	118,621
Societe Generale Eurodollar Time Deposit 5.270% 01/19/2007	296,553	296,553
Societe Generale Eurodollar Time Deposit 5.290% 02/01/2007	222,414	222,414
Societe Generale Eurodollar Time Deposit 5.313% 01/02/2007	59,311	59,311
Svenska Handlesbanken Eurodollar Time Deposit 5.250% 01/02/2007	511,498	511,498
UBS AG Eurodollar Time Deposit 5.290% 01/02/2007	77,104	77,104
UBS AG Eurodollar Time Deposit 5.300% 01/04/2007	177,932	177,932
UBS AG Eurodollar Time Deposit 5.300% 01/05/2007	88,966	88,966
		7,749,326

	Principal Amount	Market Value
Repurchase Agreement — 0.3%
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/2006, 3.50%, due 01/02/2007(f)	$144,002	$144,002
U.S. Treasury Bills — 0.2%
U.S. Treasury Bill(d) 4.850% 02/22/2007	100,000	99,272
TOTAL SHORT-TERM INVESTMENTS (Cost $7,992,600)		7,992,600
TOTAL INVESTMENTS — 115.6% (Cost $49,696,657)(g)		57,482,853
Other Assets/ (Liabilities) — (15.6%)		(7,777,185)
NET ASSETS — 100.0%		$49,705,668

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  This security is held as collateral for open futures contracts. (Note 2).

(e)  Represents investments of security lending collateral. (Note 2).

(f)  Maturity value of $144,058. Collateralized by a U.S. Government Agency obligation with a rate of 8.375%, maturity date of 12/25/2025, and aggregate market value, including accrued interest, of $151,202.

(g)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Focused Value Fund – Portfolio of Investments

December 31, 2006

	Number of Shares	Market Value
EQUITIES — 93.8%
COMMON STOCK — 93.8%
Advertising — 1.4%
Catalina Marketing Corp.	354,949	$9,761,098
Harte-Hanks, Inc.	172,255	4,773,186
		14,534,284
Apparel, Textiles & Shoes — 1.0%
Albany International Corp. Cl. A	98,500	3,241,635
Jones Apparel Group, Inc.	207,945	6,951,601
		10,193,236
Automotive & Parts — 0.8%
Federal Signal Corp.(a)	325,138	5,215,214
Superior Industries International, Inc.(a)	147,310	2,838,664
		8,053,878
Banking, Savings & Loans — 9.6%
City National Corp.	77,500	5,518,000
JP Morgan Chase & Co.	800,000	38,640,000
Mellon Financial Corp.	740,000	31,191,000
The South Financial Group, Inc.(a)	151,929	4,039,792
Washington Mutual, Inc.	400,000	18,196,000
		97,584,792
Beverages — 0.3%
PepsiAmericas, Inc.	128,699	2,700,105
Broadcasting, Publishing & Printing — 8.8%
Cablevision Systems Corp. Cl. A	1,036,500	29,519,520
Liberty Global, Inc. Cl. C(b)	176,832	4,951,296
Liberty Media Holding Corp. Capital Cl. A(b)	182,500	17,881,350
Time Warner, Inc.	1,700,000	37,026,000
		89,378,166
Chemicals — 3.9%
Chemtura Corp.	509,915	4,910,481
Huntsman Corp.(b)	955,100	18,118,247
International Flavors & Fragrances, Inc.	200,379	9,850,632
The Valspar Corp.	247,634	6,844,604
		39,723,964
Commercial Services — 3.5%
ARAMARK Corp. Cl. B	124,213	4,154,925
Corinthian Colleges, Inc.(b)	531,327	7,241,987
G&K Services, Inc. Cl. A	202,333	7,868,730

	Number of Shares	Market Value
MoneyGram International, Inc.	299,171	$9,382,003
Quest Diagnostics, Inc.	125,591	6,656,323
		35,303,968
Computer Integrated Systems Design — 0.6%
Parametric Technology Corp.(b)	321,724	5,797,466
Computers & Information — 3.8%
CDW Corp.	66,870	4,702,298
Dell, Inc.(b)	1,350,000	33,871,500
		38,573,798
Computers & Office Equipment — 4.9%
Hewlett-Packard Co.	1,200,000	49,428,000
Data Processing & Preparation — 0.6%
IMS Health, Inc.	218,693	6,009,684
Electrical Equipment & Electronics — 9.7%
American Power Conversion Corp.	326,200	9,978,458
Entegris, Inc.(a) (b)	1,009,704	10,924,997
Flextronics International Ltd.(b)	398,915	4,579,544
Hubbell, Inc. Cl. B	164,369	7,431,123
Intel Corp.	1,640,000	33,210,000
National Semiconductor Corp.	1,400,000	31,780,000
		97,904,122
Entertainment & Leisure — 0.3%
International Speedway Corp. Cl. A	54,464	2,779,843
Financial Services — 3.9%
CapitalSource, Inc.(a)	267,685	7,310,477
Morgan Stanley	400,000	32,572,000
		39,882,477
Foods — 1.8%
Hain Celestial Group, Inc.(b)	363,459	11,343,555
Pilgrim's Pride Corp.	222,170	6,538,463
		17,882,018
Healthcare — 0.3%
Universal Health Services, Inc. Cl. B	46,556	2,580,599

	Number of Shares	Market Value
Home Construction, Furnishings & Appliances — 3.0%
Lennar Corp. Cl. A(a)	450,000	$23,607,000
Steelcase, Inc. Cl. A	374,471	6,800,393
		30,407,393
Industrial - Diversified — 3.9%
Carlisle Cos., Inc.	38,204	2,999,014
Tyco International Ltd.	1,200,000	36,480,000
		39,479,014
Insurance — 3.3%
Ambac Financial Group, Inc.	36,506	3,251,589
Gallagher (Arthur J.) & Co.(a)	228,872	6,763,168
MBIA, Inc.(a)	101,806	7,437,946
Stewart Information Services	79,328	3,439,662
UnumProvident Corp.	285,579	5,934,332
White Mountains Insurance Group Ltd.	10,728	6,216,125
		33,042,822
Machinery & Components — 1.9%
Dover Corp.	180,994	8,872,326
Pall Corp.	221,024	7,636,379
Tennant Co.	78,081	2,264,349
		18,773,054
Medical Supplies — 2.8%
Baxter International, Inc.	380,000	17,628,200
Mettler-Toledo International, Inc.(b)	140,361	11,067,465
		28,695,665
Oil & Gas — 0.3%
Cimarex Energy Co.	79,560	2,903,940
Pharmaceuticals — 0.3%
Medco Health Solutions, Inc.(b)	58,202	3,110,315
Restaurants — 9.6%
CBRL Group, Inc.	91,281	4,085,738
McDonald's Corp.	1,150,000	50,979,500
Yum! Brands, Inc.	714,600	42,018,480
		97,083,718
Retail — 6.3%
Big Lots, Inc.(a) (b)	332,467	7,620,144
Dollar General Corp.	473,198	7,599,560
Tiffany & Co.	1,067,280	41,880,067
Zale Corp.(b)	219,573	6,194,154
		63,293,925

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Focused Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Toys, Games — 0.1%
Hasbro, Inc.	43,940	$1,197,365
Transportation — 7.1%
Carnival Corp.(a)	700,000	34,335,000
Discovery Holding Co. Cl. A(a) (b)	1,500,000	24,135,000
Union Pacific Corp.	149,400	13,747,788
		72,217,788
TOTAL EQUITIES (Cost $755,124,029)		948,515,399
	Principal Amount
SHORT-TERM INVESTMENTS — 13.4%
Cash Equivalents — 8.1%(d)
Abbey National PLC Eurodollar Time Deposit 5.280% 01/05/2007	$2,049,489	2,049,489
American Beacon Money Market Fund(c)	707,802	707,802
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	2,995,406	2,995,406
Bank of America 5.270% 01/09/2007	1,576,530	1,576,530
Bank of America 5.310% 03/08/2007	1,576,530	1,576,530
Bank of America 5.320% 02/16/2007	472,959	472,959
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 01/30/2007	945,918	945,918
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 02/06/2007	3,153,059	3,153,059
Bank of Nova Scotia Eurodollar Time Deposit 5.300% 02/27/2007	2,049,489	2,049,489
The Bank of the West Eurodollar Time Deposit 5.285% 01/17/2007	788,265	788,265
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	1,576,530	1,576,530
Barclays Eurodollar Time Deposit 5.310% 02/20/2007	1,576,530	1,576,530
Barclays Eurodollar Time Deposit 5.320% 02/13/2007	472,959	472,959

	Principal Amount	Market Value
BGI Institutional Money Market Fund(c)	$1,489,338	$1,489,338
Calyon Eurodollar Time Deposit 5.290% 03/05/2007	2,364,795	2,364,795
Calyon Eurodollar Time Deposit 5.310% 02/16/2007	788,265	788,265
Calyon Eurodollar Time Deposit 5.310% 02/22/2007	788,265	788,265
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 01/29/2007	2,900,815	2,900,815
Citigroup Eurodollar Time Deposit 5.305% 03/05/2007	2,364,795	2,364,795
Citigroup Eurodollar Time Deposit 5.310% 03/16/2007	788,265	788,265
Commonwealth Bank of Australia Commercial Paper 5.291% 01/08/2007	1,576,530	1,576,530
Dexia Group Eurodollar Time Deposit 5.285% 01/16/2007	1,576,530	1,576,530
Dreyfus Cash Management Plus Money Market Fund(c)	563,133	563,133
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	264,050	264,050
Federal Home Loan Bank Discount Note 5.207% 01/19/2007	411,400	411,400
First Tennessee National Corp. Eurodollar Time Deposit 5.290% 01/18/2007	1,576,530	1,576,530
Fortis Bank Eurodollar Time Deposit 5.295% 01/02/2007	630,611	630,611
Fortis Bank Eurodollar Time Deposit 5.300% 01/24/2007	2,364,795	2,364,795
Fortis Bank Eurodollar Time Deposit 5.300% 01/26/2007	2,364,795	2,364,795
Freddie Mac Discount Note 5.231% 01/23/2007	627,418	627,418

	Principal Amount	Market Value
General Electric Capital Corp. Commercial Paper 5.296% 01/26/2007	$788,265	$788,265
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	1,412,323	1,412,323
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	2,207,142	2,207,142
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/25/2007	1,576,530	1,576,530
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.305% 03/14/2007	1,261,224	1,261,224
Lloyds TSB Bank Eurodollar Time Deposit 5.300% 02/26/2007	2,364,795	2,364,795
Marshall & Ilsley Bank Eurodollar Time Deposit 5.300% 03/19/2007	945,918	945,918
Rabobank Nederland Eurodollar Time Deposit 5.250% 01/02/2007	3,941,325	3,941,325
Rabobank Nederland Eurodollar Time Deposit 5.300% 03/05/2007	1,418,877	1,418,877
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/14/2007	1,576,530	1,576,530
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/15/2007	2,333,265	2,333,265
Royal Bank of Scotland Eurodollar Time Deposit 5.280% 01/11/2007	1,576,530	1,576,530
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 01/16/2007	315,306	315,306
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 02/09/2007	788,265	788,265
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	1,261,224	1,261,224
Societe Generale Eurodollar Time Deposit 5.270% 01/19/2007	3,153,059	3,153,059

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Focused Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Societe Generale Eurodollar Time Deposit 5.290% 02/01/2007	$2,364,795	$2,364,795
Societe Generale Eurodollar Time Deposit 5.313% 01/02/2007	630,611	630,611
Svenska Handlesbanken Eurodollar Time Deposit 5.250% 01/02/2007	5,438,437	5,438,437
UBS AG Eurodollar Time Deposit 5.290% 01/02/2007	819,796	819,796
UBS AG Eurodollar Time Deposit 5.300% 01/04/2007	1,891,835	1,891,835
UBS AG Eurodollar Time Deposit 5.300% 01/05/2007	945,918	945,918
		82,393,766
Repurchase Agreement — 5.3%
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/2006, 3.50%, due 01/02/2007(e)	53,526,745	53,526,745
TOTAL SHORT-TERM INVESTMENTS (Cost $135,920,511)		135,920,511
TOTAL INVESTMENTS — 107.2% (Cost $891,044,540)(f)		1,084,435,910
Other Assets/ (Liabilities) — (7.2%)		(72,895,367)
NET ASSETS — 100.0%		$1,011,540,543

Notes to Portfolio of Investments

(a)  Denotes all or a portion of security on loan. (Note 2).

(b)  Non-income producing security.

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $53,547,561. Collateralized by a U.S. Government Agency obligation with a rate of 5.70%, maturity date of 02/15/2036, and an aggregate market value, including accrued interest, of $56,203,082.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund – Portfolio of Investments

December 31, 2006

	Number of Shares	Market Value
EQUITIES — 95.9%
COMMON STOCK — 95.9%
Advertising — 4.6%
Catalina Marketing Corp.	70,221	$1,931,077
Harte-Hanks, Inc.	35,245	976,639
		2,907,716
Apparel, Textiles & Shoes — 3.7%
Albany International Corp. Cl. A	27,900	918,189
Jones Apparel Group, Inc.	42,485	1,420,274
		2,338,463
Automotive & Parts — 2.6%
Federal Signal Corp.	66,372	1,064,607
Superior Industries International, Inc.	30,090	579,834
		1,644,441
Banking, Savings & Loans — 3.1%
City National Corp.	16,000	1,139,200
The South Financial Group, Inc.	31,147	828,199
		1,967,399
Beverages — 0.9%
PepsiAmericas, Inc.	26,361	553,054
Chemicals — 7.0%
Chemtura Corp.	104,285	1,004,265
International Flavors & Fragrances, Inc.	41,081	2,019,542
The Valspar Corp.	50,626	1,399,303
		4,423,110
Commercial Services — 11.4%
ARAMARK Corp. Cl. B	24,487	819,090
Corinthian Colleges, Inc.(a)	108,573	1,479,850
G&K Services, Inc. Cl. A	41,307	1,606,429
MoneyGram International, Inc.	61,209	1,919,514
Quest Diagnostics, Inc.	25,679	1,360,987
		7,185,870
Computer Integrated Systems Design — 1.9%
Parametric Technology Corp.(a)	65,706	1,184,022
Computers & Information — 1.5%
CDW Corp.	13,770	968,306
Data Processing & Preparation — 2.0%
IMS Health, Inc.	44,687	1,227,999

	Number of Shares	Market Value
Electrical Equipment & Electronics — 10.8%
American Power Conversion Corp.	67,514	$2,065,253
Entegris, Inc.(a)	206,476	2,234,070
Flextronics International Ltd.(a)	81,595	936,711
Hubbell, Inc. Cl. B	33,691	1,523,170
		6,759,204
Entertainment & Leisure — 0.9%
International Speedway Corp. Cl. A	11,136	568,381
Financial Services — 2.4%
CapitalSource, Inc.	54,741	1,494,977
Foods — 5.8%
Hain Celestial Group, Inc.(a)	74,251	2,317,374
Pilgrim's Pride Corp.	45,520	1,339,654
		3,657,028
Healthcare — 0.9%
Universal Health Services, Inc. Cl. B	9,554	529,578
Home Construction, Furnishings & Appliances — 2.2%
Steelcase, Inc. Cl. A	76,619	1,391,401
Industrial - Diversified — 1.0%
Carlisle Cos., Inc.	7,746	608,061
Insurance — 10.8%
Ambac Financial Group, Inc.	7,404	659,474
Gallagher (Arthur J.) & Co.	46,768	1,381,994
MBIA, Inc.	20,864	1,524,324
Stewart Information Services	16,272	705,554
UnumProvident Corp.	58,341	1,212,326
White Mountains Insurance Group Ltd.	2,213	1,282,279
		6,765,951
Machinery & Components — 6.1%
Dover Corp.	36,926	1,810,113
Pall Corp.	45,306	1,565,322
Tennant Co.	15,419	447,151
		3,822,586
Medical Supplies — 3.6%
Mettler-Toledo International, Inc.(a)	28,729	2,265,282
Oil & Gas — 1.0%
Cimarex Energy Co.	16,500	602,250

	Number of Shares	Market Value
Pharmaceuticals — 1.0%
Medco Health Solutions, Inc.(a)	11,908	$636,364
Restaurants — 1.3%
CBRL Group, Inc.	18,608	832,894
Retail — 9.0%
Big Lots, Inc.(a)	65,633	1,504,308
Dollar General Corp.	96,712	1,553,195
Tiffany & Co.	34,220	1,342,793
Zale Corp.(a)	45,007	1,269,647
		5,669,943
Toys, Games — 0.4%
Hasbro, Inc.	9,050	246,612
TOTAL EQUITIES (Cost $59,784,645)		60,250,892
	Principal Amount
SHORT-TERM INVESTMENTS — 2.9%
Repurchase Agreement
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/2006, 3.50%, due 01/02/2007(b)	$1,814,699	1,814,699
TOTAL SHORT-TERM INVESTMENTS (Cost $1,814,699)		1,814,699
TOTAL INVESTMENTS — 98.8% (Cost $61,599,344)(c)		62,065,591
Other Assets/ (Liabilities) — 1.2%		767,316
NET ASSETS — 100.0%		$62,832,907

Notes to Portfolio of Investments

(a)  Non-income producing security.

(b)  Maturity value of $1,815,405. Collateralized by a U.S. Government Agency obligation with a rate of 8.125%, maturity date of 11/25/2026, and an aggregate market value, including accrued interest, of $1,905,434.

(c)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments

December 31, 2006

	Number of Shares	Market Value
EQUITIES — 92.4%
COMMON STOCK — 92.4%
Aerospace & Defense — 0.7%
K&F Industries Holdings, Inc.(a)	4,200	$95,382
Kaman Corp.	3,400	76,126
Orbital Sciences Corp.(a) (b)	4,100	75,604
		247,112
Air Transportation — 0.4%
ExpressJet Holdings, Inc.(a)	5,900	47,790
Republic Airways Holdings, Inc.(a)	4,900	82,222
SkyWest, Inc.	200	5,102
		135,114
Apparel, Textiles & Shoes — 3.2%
Brown Shoe Co., Inc.	1,650	78,771
Charming Shoppes, Inc.(a)	700	9,471
Columbia Sportswear Co.	2,500	139,250
Kellwood Co.	4,000	130,080
Maidenform Brands, Inc.(a)	5,000	90,600
Payless ShoeSource, Inc.(a)	6,900	226,458
Phillips-Van Heusen Corp.	1,700	85,289
Syms Corp.(a)	5,100	101,541
The Buckle, Inc.	2,200	111,870
Warnaco Group, Inc. (The)(a)	7,100	180,198
Wolverine World Wide, Inc.	1,700	48,484
		1,202,012
Automotive & Parts — 1.5%
A.O. Smith Corp.	200	7,512
Aftermarket Technology Corp.(a)	500	10,640
ArvinMeritor, Inc.	4,800	87,504
Commercial Vehicle Group, Inc.(a)	600	13,080
Group 1 Automotive, Inc.	1,600	82,752
Lear Corp.(b)	5,200	153,556
Monaco Coach Corp.	600	8,496
Navistar International Corp.(a)	5,200	173,836
Noble International Ltd.	500	10,025
Visteon Corp.(a)	3,200	27,136
		574,537
Banking, Savings & Loans — 14.2%
1st Source Corp.	1,540	49,480
Advanta Corp. Cl. B	2,000	87,260

	Number of Shares	Market Value
Alabama National Bancorp	1,500	$103,095
Amcore Financial, Inc.	1,100	35,937
Bancfirst Corp.	700	37,800
Bank of Granite Corp.	3,000	56,910
Bankunited Financial Corp. Cl. A	500	13,980
Banner Corp.	1,800	79,812
Berkshire Hills Bancorp, Inc.	1,900	63,574
Camden National Corp.	100	4,612
Capitol Bancorp Ltd.	500	23,100
Chemical Financial Corp.	100	3,330
Citizens Banking Corp.(b)	5,400	143,100
City Holding Co.	3,000	122,670
Community Banks, Inc.	4,420	122,699
Community Trust Bancorp, Inc.	100	4,153
CompuCredit Corp.(a) (b)	700	27,867
Corus Bankshares, Inc.(b)	500	11,535
CVB Financial Corp.	4,700	67,962
Dime Community Bancshares	5,000	70,050
F.N.B. Corp.	5,300	96,831
First Bancorp	9,400	89,582
First Bancorp, North Carolina	5,400	117,936
First Charter Corp.	2,300	56,580
First Commonwealth Financial Corp.	200	2,686
First Financial Bancorp	5,500	91,355
First Financial Corp., Indiana	3,000	106,350
First Financial Holdings, Inc.	700	27,426
First Indiana Corp.	100	2,536
First Merchants Corp.	4,600	125,074
First Midwest Bancorp, Inc.	800	30,944
First Niagara Financial Group, Inc.	9,000	133,740
First Regional Bancorp/Los Angeles, CA(a)	1,300	44,317
FirstFed Financial Corp.(a) (b)	1,000	66,970
FirstMerit Corp.	10,300	248,642
Franklin Bank Corp.(a)	2,200	45,188
GB&T Bancshares, Inc.	4,400	97,548
Great Southern Bancorp, Inc.(b)	5,800	171,158
Hanmi Financial Corp.	1,500	33,795
Horizon Financial Corp.	1,875	45,113
IBERIABANK Corp.	1,400	82,670

	Number of Shares	Market Value
Independent Bank Corp.	1,155	$29,210
Integra Bank Corp.	3,800	104,576
International Bancshares Corp.	3,900	120,549
Irwin Financial Corp.(b)	5,400	122,202
ITLA Capital Corp.	2,100	121,611
KNBT Bancorp, Inc.	6,400	107,072
MAF Bancorp, Inc.	1,400	62,566
MainSource Financial Group, Inc.	630	10,672
MB Financial, Inc.	800	30,088
MCG Capital Corp.	6,200	125,984
Mercantile Bank Corp.	2,000	75,400
Mid-State Bancshares	1,800	65,502
NASB Financial, Inc.	100	4,135
National Penn Bancshares, Inc.	5,600	113,400
NetBank, Inc.	1,300	6,032
NewAlliance Bancshares, Inc.	6,600	108,240
Oceanfirst Financial Corp.	200	4,586
Old National Bancorp	5,300	100,276
Omega Financial Corp.	2,100	67,032
Pacific Capital Bancorp	3,700	124,246
Partners Trust Financial Group, Inc.	2,200	25,608
Peoples Bancorp, Inc.	600	17,820
PFF Bancorp, Inc.	100	3,451
Provident Bankshares Corp.	2,800	99,680
Provident Financial Services, Inc.	3,100	56,203
R&G Financial Corp. Cl. B	2,700	20,655
Republic Bancorp, Inc.	3,700	49,802
S&T Bancorp	1,200	41,604
Sandy Spring Bancorp, Inc.	800	30,544
Santander BanCorp(b)	1,000	17,850
SCBT Financial Corp.	300	12,519
Simmons First National Corp. Cl. A	900	28,395
Susquehanna Bancshares, Inc.	2,000	53,760
TierOne Corp.	100	3,161
Trustmark Corp.	3,700	121,027
United Bankshares, Inc.	1,000	38,650
United Community Financial Corp.	5,600	68,544
W Holding Co., Inc.(b)	4,600	27,416
WesBanco, Inc.	5,700	191,121
Willow Financial Bancorp, Inc.	400	5,968
		5,262,524

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Beverages — 0.5%
Boston Beer Co., Inc. Cl. A(a)	1,300	$46,774
Central Euro Distribution Cp(a)	1,400	41,580
M&F Worldwide Corp.(a)	4,000	101,040
		189,394
Broadcasting, Publishing & Printing — 2.5%
American Greetings Corp. Cl. A	2,800	66,836
Banta Corp.	700	25,480
Belo Corp. Cl. A	3,400	62,492
Citadel Broadcasting Corp.	5,000	49,800
Cox Radio, Inc. Cl. A(a)	7,400	120,620
Cumulus Media, Inc. Cl. A(a) (b)	300	3,117
Entercom Communications Corp.	1,100	30,998
Entravision Communications Corp. Cl. A(a)	3,900	32,058
Gray Television, Inc.	9,800	71,834
Journal Register Co.	3,500	25,550
Lee Enterprises, Inc.	4,200	130,452
Lin TV Corp. Cl. A(a)	15,400	153,230
Reader's Digest Association	2,400	40,080
Salem Communications Corp. Cl. A	5,300	63,335
Scholastic Corp.(a)	1,600	57,344
		933,226
Building Materials & Construction — 0.7%
Digi International, Inc.(a)	5,300	73,087
Emcor Group, Inc.(a)	1,500	85,275
Granite Construction, Inc.	1,800	90,576
		248,938
Chemicals — 2.9%
Compass Minerals International, Inc.	1,000	31,560
Georgia Gulf Corp.	2,900	55,999
H.B. Fuller Co.	2,400	61,968
Hercules, Inc.(a)	5,400	104,274
Innospec, Inc.	3,800	176,890
OM Group, Inc.(a)	2,700	122,256
Rockwood Holdings, Inc.(a)	7,800	197,028
Spartech Corp.	4,000	104,880
TETRA Technologies, Inc.(a)	4,400	79,596
Usec, Inc.(a)	11,100	141,192
		1,075,643
Commercial Services — 6.1%
ABM Industries, Inc.	8,700	197,577
ACCO Brands Corp.(a)	7,100	187,937

	Number of Shares	Market Value
Celera Genomics Group-Applera Corp.(a)	200	$2,798
Coinmach Service Corp. Cl. A	5,800	69,020
Consolidated Graphics, Inc.(a)	1,600	94,512
Dycom Industries, Inc.(a)	4,400	92,928
Forrester Research, Inc.(a)	3,200	86,752
FTD Group, Inc.(a)	4,900	87,661
Harris Interactive, Inc.(a)	10,800	54,432
Heidrick & Struggles International, Inc.(a)	2,800	118,608
Hudson Highland Group, Inc.(a)	5,300	88,404
Ikon Office Solutions, Inc.	200	3,274
Incyte Corp.(a)	1,500	8,760
Infrasource Services, Inc.(a)	1,300	28,301
Ipass, Inc.(a) (b)	1,000	5,880
John H. Harland Co.(b)	1,200	60,240
Korn/Ferry International(a) (b)	300	6,888
Marlin Business Services Corp.(a)	1,000	24,030
MPS Group, Inc.(a)	2,400	34,032
NetRatings, Inc.(a)	1,600	28,016
Pegasystems, Inc.	5,900	58,233
PharmaNet Development Group, Inc.(a) (b)	2,400	52,968
Regis Corp.	200	7,908
Rent-A-Center, Inc.(a)	3,900	115,089
Spherion Corp.(a)	4,400	32,692
Standard Parking Corp.(a)	600	23,046
Stewart Enterprises, Inc. Cl. A	16,400	102,500
Unifirst Corp.	200	7,682
Universal Compression Holdings, Inc.(a)	2,900	180,119
Viad Corp.	4,900	198,940
Volt Information Sciences, Inc.(a)	1,400	70,294
Watson Wyatt Worldwide, Inc.	900	40,635
Wright Express Corp.(a)	3,500	109,095
		2,279,251
Communications — 2.3%
Carrier Access Corp.(a)	1,100	7,216
Cubic Corp.	7,700	167,090
Ditech Networks, Inc.(a)	2,700	18,684
McData Corp. Cl. A(a)	2,100	11,655
Polycom, Inc.(a)	6,000	185,460
Standard Microsystems Corp.(a)	100	2,798
Sycamore Networks, Inc.(a)	3,500	13,160
Symmetricom, Inc.(a)	19,700	175,724
Syniverse Holdings, Inc.(a)	5,000	74,950

	Number of Shares	Market Value
Ulticom, Inc.(a)	3,900	$37,401
UTStarcom, Inc.(a) (b)	17,700	154,875
		849,013
Computer & Other Data Processing Service — 0.3%
IHS, Inc. Cl. A(a)	3,200	126,336
Computer Integrated Systems Design — 0.7%
Adaptec, Inc.(a)	2,700	12,582
Mentor Graphics Corp.(a)	1,300	23,439
Netscout Systems, Inc.(a)	3,600	29,880
Parametric Technology Corp.(a)	1,200	21,624
Perot Systems Corp. Cl. A(a)	1,200	19,668
RadiSys Corp.(a)	1,500	25,005
SafeNet, Inc.(a)	700	16,758
SYNNEX Corp.(a)	4,300	94,342
		243,298
Computer Maintenance & Repair — 0.2%
Electronics for Imaging, Inc.(a)	2,200	58,476
Computer Programming Services — 0.5%
Ciber, Inc.(a)	1,200	8,136
Covansys Corp.(a)	4,500	103,275
RealNetworks, Inc.(a)	7,800	85,332
		196,743
Computer Related Services — 0.3%
Manhattan Associates, Inc.(a)	4,100	123,328
Computer Software & Processing — 0.3%
Synchronoss Technologies Inc.(a)	7,600	104,272
Computers & Information — 1.3%
Cirrus Logic, Inc.(a)	1,200	8,256
Emulex Corp.(a)	6,000	117,060
Extreme Networks, Inc.(a)	2,100	8,799
Foundry Networks, Inc.(a)	1,800	26,964
Global Imaging Systems, Inc.(a)	3,800	83,410
Palm, Inc.(a) (b)	4,000	56,360
Paxar Corp.(a)	4,200	96,852
ProQuest Co.(a)	8,600	89,870
Quantum Corp.(a)	3,500	8,120
		495,691
Containers — 0.3%
Silgan Holdings, Inc.	2,800	122,976
Cosmetics & Personal Care — 0.2%
Chattem, Inc.(a)	1,100	55,088
Data Processing & Preparation — 0.6%
CSG Systems International, Inc.(a)	2,000	53,460

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Deluxe Corp.	6,200	$156,240
The BISYS Group, Inc.(a)	1,500	19,365
		229,065
Electric Utilities — 2.8%
Avista Corp.	2,800	70,868
Black Hills Corp.	5,800	214,252
CH Energy Group, Inc.	2,100	110,880
Cleco Corp.	1,500	37,845
Duquesne Light Holdings, Inc.	3,400	67,490
El Paso Electric Co.(a)	4,900	119,413
Empire District Electric Co. (The)	3,000	74,070
Idacorp, Inc.	3,000	115,950
PNM Resources, Inc.	3,900	121,290
Westar Energy, Inc.	4,500	116,820
		1,048,878
Electrical Equipment & Electronics — 4.4%
Actel Corp.(a)	4,000	72,640
Advanced Energy Industries, Inc.(a)	6,300	118,881
Agilysys, Inc.	1,100	18,414
AMIS Holdings, Inc.(a)	7,500	79,275
Anaren, Inc.(a)	1,300	23,088
ATMI, Inc.(a)	300	9,159
Bel Fuse, Inc. Cl. B(b)	500	17,395
Belden CDT, Inc.	2,900	113,361
Credence Systems Corp.(a)	400	2,080
CTS Corp.	4,800	75,360
EDO Corp.(b)	300	7,122
EnerSys(a)	4,200	67,200
Entegris, Inc.(a)	700	7,574
General Cable Corp.(a)	200	8,742
Genesis Microchip, Inc.(a)	1,800	18,252
Imation Corp.	4,800	222,864
Kopin Corp.(a)	3,500	12,495
Lattice Semiconductor Corp.(a)	300	1,944
Littelfuse, Inc.(a)	900	28,692
Methode Electronics, Inc.	4,400	47,652
MKS Instruments, Inc.(a)	3,900	88,062
Newport Corp.(a)	500	10,475
Pericom Semiconductor Corp.(a)	1,200	13,764
Portalplayer, Inc.(a)	1,800	24,210
RF Micro Devices, Inc.(a)	2,500	16,975
Silicon Storage Technology, Inc.(a)	36,000	162,360
Skyworks Solutions, Inc.(a)	6,700	47,436
Spectrum Brands, Inc.(a) (b)	6,100	66,490
Staktek Holdings, Inc.(a)	7,000	36,050

	Number of Shares	Market Value
Technitrol, Inc.	900	$21,501
Techwell Inc.(a)	2,200	35,332
Teledyne Technologies, Inc.(a)	1,100	44,143
Triquint Semiconductor, Inc.(a)	2,700	12,150
TTM Technologies, Inc.(a)	1,400	15,862
Universal Electronics, Inc.(a)	1,200	25,224
Varian Semiconductor Equipment Associates, Inc.(a)	800	36,416
Veeco Instruments, Inc.(a)	700	13,111
Zoran Corp.(a)	1,900	27,702
		1,649,453
Energy — 3.9%
Bill Barrett Corp.(a) (b)	1,100	29,931
Bois d'Arc Energy, Inc.(a)	1,100	16,093
Bronco Drilling Co Inc.(a)	700	12,033
Callon Petroleum Co.(a)	1,300	19,539
EXCO Resources, Inc.(a)	10,900	184,319
Houston Exploration Co.(a)	300	15,534
Newpark Resources, Inc.(a)	1,600	11,536
Nicor, Inc.	5,300	248,040
Northwest Natural Gas Co.	3,000	127,320
Penn Virginia Corp.	800	56,032
Petrohawk Energy Corp.(a)	5,200	59,800
Piedmont Natural Gas Co., Inc.(b)	4,100	109,675
Rosetta Resources, Inc.(a) (b)	6,200	115,754
South Jersey Industries, Inc.	500	16,705
Southwest Gas Corp.	5,500	211,035
Stone Energy Corp.(a)	600	21,210
Swift Energy Co.(a)	900	40,329
The Laclede Group, Inc.	500	17,515
Veritas DGC, Inc.(a)	1,500	128,445
Whiting Petroleum Corp.(a) (b)	200	9,320
		1,450,165
Entertainment & Leisure — 0.5%
Blockbuster, Inc. Cl. A(a) (b)	10,300	54,487
Gaylord Entertainment(a)	300	15,279
Lakes Entertainment, Inc.(a)	800	8,632
Live Nation, Inc.(a)	1,700	38,080
Macrovision Corp.(a) (b)	1,000	28,260
Steinway Musical Instruments, Inc.(a)	1,000	30,990
		175,728

	Number of Shares	Market Value
Environmental Controls — 0.1%
Input/Output, Inc.(a) (b)	3,600	$49,068
Financial Services — 12.2%
Accredited Home Lenders Holding Co.(a)	500	13,640
Affordable Residential Communities REIT(a) (b)	1,900	22,135
American Financial Realty Trust	8,500	97,240
American Home Mortgage Investment Corp. REIT(b)	3,400	119,408
Anthracite Capital, Inc. REIT(b)	9,500	120,935
Anworth Mortgage Asset Corp.(b)	300	2,853
Apollo Investment Corp.	10,800	241,920
Arbor Realty Trust, Inc. REIT	5,800	174,522
Ares Capital Corp.(b)	4,000	76,440
Capital Lease Funding, Inc. REIT	10,600	122,960
Capital Trust Cl. A REIT	2,200	109,868
CharterMac	700	15,029
Chittenden Corp.	800	24,552
Crescent Real Estate Equities Co. REIT	5,600	110,600
DiamondRock Hospitality Co. REIT	5,400	97,254
Doral Financial Corp.	1,500	4,305
Education Realty Trust, Inc. REIT	300	4,431
Entertainment Properties Trust REIT	2,000	116,880
Equity One, Inc. REIT(b)	4,000	106,640
FelCor Lodging Trust, Inc.	3,700	80,808
Fieldstone Investment Corp. REIT	4,500	19,710
First Industrial Realty Trust, Inc.	2,400	112,536
Franklin Street Properties Corp. REIT	600	12,630
Friedman, Billings, Ramsey Group, Inc. Cl. A(b)	5,700	45,600
Gramercy Capital Corp. REIT	3,600	111,204
Highwoods Properties, Inc.	2,500	101,900
IMPAC Mortgage Holdings, Inc. REIT(b)	6,800	59,840
Inland Real Estate Corp. REIT(b)	2,800	52,416
Innkeepers USA Trust	1,200	18,600
Investors Real Estate Trust REIT	7,200	73,872

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
JER Investors Trust, Inc. REIT	8,000	$165,360
KKR Financial Corp. REIT	5,900	158,061
Knight Capital Group, Inc. Cl. A(a)	3,100	59,427
LaBranche & Co., Inc.(a) (b)	8,100	79,623
Luminent Mortgage Capital, Inc. REIT	10,900	105,839
Medical Properties Trust, Inc. REIT(b)	6,000	91,800
MFA Mortgage Investments, Inc.	24,100	185,329
National Health Investors, Inc. REIT	2,500	82,500
National Retail Properties, Inc. REIT(b)	5,100	117,045
Nationwide Health Properties, Inc. REIT(b)	4,100	123,902
Newcastle Investment Corp. REIT	7,000	219,240
NGP Capital Resources Co.	3,600	60,300
Novastar Financial, Inc.(b)	300	7,995
Parkway Properties, Inc. REIT	300	15,303
Piper Jaffray Cos.(a)	800	52,120
Ramco-Gershenson Properties Trust REIT	3,200	122,048
Resource Capital Corp.	6,700	113,565
Senior Housing Properties Trust	6,700	164,016
Spirit Finance Corp. REIT	1,400	17,458
Sunstone Hotel Investors, Inc. REIT	4,200	112,266
Trustreet Properties, Inc. REIT	2,300	38,755
Waddell & Reed Financial, Inc. Cl. A	2,500	68,400
Winston Hotels, Inc. REIT	7,000	92,750
		4,523,830
Food Retailers — 0.1%
The Pantry, Inc.(a) (b)	100	4,684
Village Super Market, Inc. Cl. A	500	42,745
		47,429
Foods — 1.6%
Chiquita Brands International, Inc.(b)	2,000	31,940
Diamond Foods, Inc.	4,400	83,644
Hain Celestial Group, Inc.(a)	2,400	74,904
Seaboard Corp.(b)	100	176,500
Sensient Technologies Corp.	3,800	93,480
Smart & Final, Inc.(a)	200	3,780

	Number of Shares	Market Value
Spartan Stores, Inc.	1,200	$25,116
TreeHouse Foods, Inc.(a) (b)	3,800	118,560
		607,924
Forest Products & Paper — 1.8%
BlueLinx Holdings, Inc.	2,100	21,840
Buckeye Technologies, Inc.(a)	12,000	143,760
Building Materials Holding Corp.(b)	100	2,469
Greif, Inc. Cl. A	2,100	248,640
Playtex Products, Inc.(a)	2,500	35,975
Rock-Tenn Co. Cl. A	7,200	195,192
Wausau Paper Corp.	1,000	14,990
		662,866
Healthcare — 1.1%
Alliance Imaging, Inc.(a)	800	5,320
Apria Healthcare Group, Inc.(a)	4,800	127,920
Cross Country Healthcare, Inc.(a)	5,700	124,374
Medcath Corp.(a)	4,600	125,856
Sunrise Senior Living, Inc.(a)	1,100	33,792
		417,262
Heavy Construction — 0.9%
AMREP Corp.(b)	300	36,750
Avatar Holdings, Inc.(a) (b)	2,100	169,785
Perini Corp.(a)	3,900	120,042
		326,577
Heavy Machinery — 0.6%
NACCO Industries, Inc. Cl. A	1,300	177,580
NN, Inc.	200	2,486
T-3 Energy Services, Inc.(a)	2,000	44,100
		224,166
Home Construction, Furnishings & Appliances — 0.9%
Ethan Allen Interiors, Inc.(b)	200	7,222
Fossil, Inc.(a)	500	11,290
Kimball International, Inc. Cl. B	6,500	157,950
Meritage Homes Corp.(a)	1,300	62,036
Sealy Corp.	5,600	82,600
		321,098
Household Products — 0.5%
Ferro Corp.(b)	800	16,552
Tupperware Brands Corp.	7,900	178,619
		195,171

	Number of Shares	Market Value
Industrial – Diversified — 0.5%
Blyth, Inc.	200	$4,150
Nordson Corp.	3,500	174,405
Yankee Candle Co., Inc.	400	13,712
		192,267
Information Retrieval Services — 0.5%
Avocent Corp.(a)	700	23,695
InfoSpace, Inc.(a)	1,300	26,663
Interactive Data Corp.	5,800	139,432
		189,790
Insurance — 5.6%
21st Century Insurance Group	5,000	88,250
Alfa Corp.	1,000	18,810
American Physicians Capital, Inc.(a)	4,300	172,172
AMERIGROUP Corp.(a) (b)	1,900	68,191
Argonaut Group, Inc.(a)	2,200	76,692
Clark, Inc.	2,900	48,227
Delphi Financial Group, Inc. Cl. A	3,200	129,472
Direct General Corp.	2,200	45,408
FBL Financial Group, Inc. Cl. A	4,600	179,768
Great American Financial Resources, Inc.	2,900	66,845
Harleysville Group, Inc.	800	27,856
Healthspring, Inc.(a)	3,700	75,295
James River Group, Inc.(a)	1,000	32,320
Molina Healthcare, Inc.(a)	500	16,255
NYMAGIC, Inc.	1,000	36,600
Odyssey Re Holdings Corp.(b)	4,900	182,770
PMA Capital Corp. Cl. A(a)	800	7,376
RLI Corp.	1,700	95,914
Selective Insurance Group	2,200	126,038
State Auto Financial Corp.	1,300	45,149
The Commerce Group, Inc.	600	17,850
The Midland Co.	4,000	167,800
The Phoenix Companies, Inc.	2,500	39,725
Triad Guaranty, Inc.(a)	1,700	93,279
United Fire & Casualty Co.	4,400	155,100
Universal American Financial Corp.(a)	2,800	52,192
		2,065,354
Lodging — 0.4%
Ameristar Casinos, Inc.	2,200	67,628
Great Wolf Resorts, Inc.(a)	1,400	19,544
Lodgian, Inc.(a)	600	8,160
Vail Resorts, Inc.(a)	1,300	58,266
		153,598

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Machinery & Components — 0.7%
Asyst Technologies, Inc.(a)	3,000	$21,930
Axcelis Technologies, Inc.(a)	2,600	15,158
Kadant, Inc.(a)	1,300	31,694
Regal-Beloit Corp.	500	26,255
Robbins & Myers, Inc.(b)	700	32,144
Valmont Industries, Inc.	400	22,196
Woodward Governor Co.	3,200	127,072
		276,449
Manufacturing — 1.0%
AptarGroup, Inc.	2,000	118,080
Sauer-Danfoss, Inc.	3,700	119,325
Tredegar Corp.	5,100	115,311
		352,716
Medical Supplies — 1.6%
Bio-Rad Laboratories, Inc. Cl. A(a)	1,500	123,780
Coherent, Inc.(a)	700	22,099
MTS Systems Corp.	300	11,586
Oakley, Inc.	7,000	140,420
Steris Corp.	3,800	95,646
Varian, Inc.(a)	1,900	85,101
Vital Signs, Inc.	100	4,992
Volcano Corp.(a)	5,100	83,589
Zoll Medical Corp.(a)	300	17,472
		584,685
Metals & Mining — 0.9%
Circor International, Inc.	200	7,358
Cleveland-Cliffs, Inc.	4,600	222,824
CompX International, Inc.	900	18,144
Gibraltar Industries, Inc.	2,800	65,828
Gulf Island Fabrication, Inc.	300	11,070
Quanex Corp.	150	5,189
Worthington Industries, Inc.	700	12,404
		342,817
Miscellaneous — 0.4%
Reddy Ice Holdings, Inc.	5,800	149,756
Oil & Gas — 0.2%
WGL Holdings, Inc.	2,800	91,224
Pharmaceuticals — 1.4%
Albany Molecular Research, Inc.(a)	2,900	30,624
Alpharma, Inc. Cl. A	1,200	28,920
Bradley Pharmaceuticals, Inc.(a) (b)	800	16,464
Caraco Pharmaceutical Laboratories Ltd.(a)	1,000	14,000
Nabi Biopharmaceuticals(a)	1,300	8,814
NBTY, Inc.(a)	5,300	220,321

	Number of Shares	Market Value
Perrigo Co.	4,400	$76,120
Prestige Brands Holdings, Inc.(a)	3,200	41,664
Rigel Pharmaceuticals, Inc.(a)	200	2,374
Savient Pharmaceuticals, Inc.(a)	580	6,502
ViroPharma, Inc.(a)	4,400	64,416
		510,219
Prepackaged Software — 1.8%
Aspen Technology, Inc.(a) (b)	6,000	66,120
Blackbaud, Inc.	100	2,600
Brocade Communications Systems, Inc.(a)	15,100	123,971
Dendrite International, Inc.(a)	1,500	16,065
Interwoven, Inc.(a)	6,500	95,355
Keane, Inc.(a)	700	8,337
Magma Design Automation, Inc.(a)	3,500	31,255
OPNET Technologies, Inc.(a)	3,500	50,575
SonicWALL, Inc.(a)	6,000	50,520
Sybase, Inc.(a)	5,000	123,500
TIBCO Software, Inc.(a)	4,700	44,368
Vignette Corp.(a)	3,100	52,917
		665,583
Real Estate — 0.1%
California Coastal Communities, Inc.(a)	1,500	32,175
Restaurants — 1.1%
AFC Enterprises, Inc.(a)	2,900	51,243
CEC Entertainment, Inc.(a)	1,900	76,475
Domino's Pizza, Inc.	1,800	50,400
Jack in the Box, Inc.(a)	1,900	115,976
O'Charley's, Inc.(a)	2,600	55,328
Papa John's International, Inc.(a)	1,900	55,119
		404,541
Retail — 1.5%
99 Cents Only Stores(a)	5,300	64,501
Big Lots, Inc.(a)	10,900	249,828
Books-A-Million, Inc.	600	13,608
CSK Auto Corp.(a)	2,800	48,020
Insight Enterprises, Inc.(a)	3,900	73,593
Jo-Ann Stores, Inc.(a)	3,400	83,640
Stride Rite Corp.	300	4,524
Systemax, Inc.(a) (b)	1,000	17,450
		555,164

	Number of Shares	Market Value
Telephone Utilities — 1.7%
Cincinnati Bell, Inc.(a)	27,100	$123,847
Commonwealth Telephone Enterprises, Inc.	300	12,558
Consolidated Communications Holdings, Inc.	8,800	183,920
Fairpoint Communications, Inc.	200	3,790
General Communication, Inc. Cl. A(a)	10,900	171,457
Surewest Communications	2,100	57,834
USA Mobility, Inc.	3,300	73,821
		627,227
Tobacco — 0.3%
Alliance One International, Inc.(a)	16,000	112,960
Toys, Games — 0.2%
RC2 Corp.(a)	1,500	66,000
Transportation — 1.4%
Dynamex, Inc.(a)	4,400	102,784
Gulfmark Offshore, Inc.(a)	4,800	179,568
Heartland Express, Inc.	3,100	46,562
Horizon Lines, Inc. Cl. A	4,388	118,300
Hornbeck Offshore Services, Inc.(a)	100	3,570
Sirva, Inc.(a)	1,400	4,872
Trico Marine Services, Inc.(a)	1,300	49,803
		505,459
TOTAL EQUITIES (Cost $32,363,359)		34,329,636
RIGHTS — 0.0%
Financial Services
Affordable Residential Communities Rights, Expiring 1/23/07	1,900	-
TOTAL RIGHTS (Cost $0)		-
TOTAL LONG TERM INVESTMENTS (Cost $32,363,359)		34,329,636

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS — 12.4%
Cash Equivalents — 8.9%(d)
Abbey National PLC Eurodollar Time Deposit 5.280% 01/05/2007	$82,688	$82,688
American Beacon Money Market Fund(c)	28,556	28,556
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	120,850	120,850
Bank of America 5.270% 01/09/2007	63,605	63,605
Bank of America 5.310% 03/08/2007	63,605	63,605
Bank of America 5.320% 02/16/2007	19,082	19,082
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 01/30/2007	38,163	38,163
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 02/06/2007	127,211	127,211
Bank of Nova Scotia Eurodollar Time Deposit 5.300% 02/27/2007	82,687	82,687
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	63,605	63,605
Barclays Eurodollar Time Deposit 5.310% 02/20/2007	63,605	63,605
Barclays Eurodollar Time Deposit 5.320% 02/13/2007	19,082	19,082
BGI Institutional Money Market Fund(c)	60,087	60,087
Calyon Eurodollar Time Deposit 5.290% 03/05/2007	95,408	95,408
Calyon Eurodollar Time Deposit 5.310% 02/16/2007	31,803	31,803
Calyon Eurodollar Time Deposit 5.310% 02/22/2007	31,803	31,803
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 01/29/2007	117,034	117,034
Citigroup Eurodollar Time Deposit 5.305% 03/05/2007	95,408	95,408

	Principal Amount	Market Value
Citigroup Eurodollar Time Deposit 5.310% 03/16/2007	$31,803	$31,803
Commonwealth Bank of Australia Commercial Paper 5.291% 01/08/2007	63,605	63,605
Dexia Group Eurodollar Time Deposit 5.285% 01/16/2007	63,605	63,605
Dreyfus Cash Management Plus Money Market Fund(c)	22,720	22,720
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	10,653	10,653
Federal Home Loan Bank Discount Note 5.207% 01/19/2007	16,598	16,598
First Tennessee National Corp. Eurodollar Time Deposit 5.290% 01/18/2007	63,605	63,605
Fortis Bank Eurodollar Time Deposit 5.295% 01/02/2007	25,442	25,442
Fortis Bank Eurodollar Time Deposit 5.300% 01/24/2007	95,408	95,408
Fortis Bank Eurodollar Time Deposit 5.300% 01/26/2007	95,408	95,408
Freddie Mac Discount Note 5.231% 01/23/2007	25,313	25,313
General Electric Capital Corp. Commercial Paper 5.296% 01/26/2007	31,803	31,803
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	56,980	56,980
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	89,047	89,047
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/25/2007	63,605	63,605
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.305% 03/14/2007	50,884	50,884

	Principal Amount	Market Value
Lloyds TSB Bank Eurodollar Time Deposit 5.300% 02/26/2007	$95,408	$95,408
Marshall & Ilsley Bank Eurodollar Time Deposit 5.300% 03/19/2007	38,163	38,163
Rabobank Nederland Eurodollar Time Deposit 5.250% 01/02/2007	159,013	159,013
Rabobank Nederland Eurodollar Time Deposit 5.300% 03/05/2007	57,245	57,245
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/14/2007	63,605	63,605
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/15/2007	94,136	94,136
Royal Bank of Scotland Eurodollar Time Deposit 5.280% 01/11/2007	63,605	63,605
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 01/16/2007	12,721	12,721
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 02/09/2007	31,803	31,803
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	50,884	50,884
Societe Generale Eurodollar Time Deposit 5.270% 01/19/2007	127,211	127,211
Societe Generale Eurodollar Time Deposit 5.290% 02/01/2007	95,407	95,407
Societe Generale Eurodollar Time Deposit 5.313% 01/02/2007	25,442	25,442
Svenska Handlesbanken Eurodollar Time Deposit 5.250% 01/02/2007	219,414	219,414
The Bank of the West Eurodollar Time Deposit 5.285% 01/17/2007	31,803	31,803
UBS AG Eurodollar Time Deposit 5.290% 01/02/2007	33,075	33,075
UBS AG Eurodollar Time Deposit 5.300% 01/04/2007	76,326	76,326
UBS AG Eurodollar Time Deposit 5.300% 01/05/2007	38,163	38,163
		3,324,185

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Repurchase Agreement — 3.5%
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/2006, 3.50%, due 01/02/2007(e)	$1,285,433	$1,285,433
TOTAL SHORT-TERM INVESTMENTS (Cost $4,609,618)		4,609,618
TOTAL INVESTMENTS — 104.8% (Cost $36,972,977)(f)		38,939,254
Other Assets/ (Liabilities) — (4.8%)		(1,795,040)
NET ASSETS — 100.0%		$37,144,214

Notes to Portfolio of Investments

REIT - Real Estate Investment Trust

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $1,285,933. Collateralized by a U.S. Government Agency obligation with a rate of 5.75%, maturity date of 09/20/2024, and an aggregate market value, including accrued interest, of $1,349,704.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments

December 31, 2006

	Number of Shares	Market Value
EQUITIES — 97.6%
COMMON STOCK — 97.6%
Aerospace & Defense — 0.3%
Armor Holdings, Inc.(a) (b)	27,400	$1,502,890
Orbital Sciences Corp.(a)	71,950	1,326,758
		2,829,648
Air Transportation — 0.9%
Air Methods Corp.(a)	89,225	2,491,162
Airtran Holdings, Inc.(a) (b)	116,100	1,363,014
Continental Airlines, Inc. Cl. B(a) (b)	42,225	1,741,781
Republic Airways Holdings, Inc.(a)	107,250	1,799,655
		7,395,612
Apparel, Textiles & Shoes — 2.6%
Brown Shoe Co., Inc.	57,050	2,723,567
Childrens Place(a) (b)	15,400	978,208
Culp, Inc.(a)	52,000	267,800
Guess?, Inc.(a)	25,525	1,619,051
Hot Topic, Inc.(a) (b)	167,700	2,237,118
Kellwood Co.(b)	47,250	1,536,570
Maidenform Brands, Inc.(a)	87,325	1,582,329
Phillips-Van Heusen Corp.	133,575	6,701,458
Tween Brands, Inc.(a) (b)	48,375	1,931,614
Wolverine World Wide, Inc.	54,250	1,547,210
		21,124,925
Automotive & Parts — 1.3%
Accuride Corp.(a)	70,500	793,830
Group 1 Automotive, Inc.	27,600	1,427,472
Myers Industries, Inc.	207,550	3,250,233
Tenneco, Inc.(a)	61,975	1,532,022
Winnebago Industries, Inc.(b)	107,100	3,524,661
		10,528,218
Banking, Savings & Loans — 8.8%
Advanta Corp. Cl. B	74,775	3,262,433
Astoria Financial Corp.	121,750	3,671,980
Bankunited Financial Corp. Cl. A	48,200	1,347,672
Central Pacific Financial Corp.	61,075	2,367,267
City Holding Co.	54,675	2,235,661
First Charter Corp.(b)	84,350	2,075,010
First Midwest Bancorp, Inc.	63,150	2,442,642

	Number of Shares	Market Value
First Republic Bank(b)	136,700	$5,342,236
FirstFed Financial Corp.(a) (b)	23,075	1,545,333
Flushing Financial Corp.	133,575	2,280,125
Fulton Financial Corp.	153,450	2,562,615
Hercules Technology Growth Capital, Inc.(b)	125,000	1,781,250
Home Bancshares, Inc.	14,700	353,388
Independent Bank Corp./ Rockland, MA	57,575	2,074,427
Kohlberg Capital Corp.(a) (b)	141,500	2,447,950
MB Financial, Inc.	49,950	1,878,619
NetBank, Inc.	116,900	542,416
Northwest Bancorp, Inc.	92,800	2,548,288
Oriental Financial Group, Inc.(b)	37,948	491,427
Pacific Capital Bancorp	78,300	2,629,314
Prosperity Bancshares, Inc.	65,825	2,271,621
Provident Bankshares Corp.	23,325	830,370
Provident Financial Services, Inc.	116,400	2,110,332
Sterling Bancshares, Inc.	168,575	2,194,846
Sterling Financial Corp.	123,110	4,162,349
Sterling Financial Corp./PA	72,750	1,721,992
Student Loan Corp.	12,600	2,611,980
SVB Financial Group(a)	101,200	4,717,944
United Bankshares, Inc.	66,175	2,557,664
West Coast Bancorp	76,425	2,647,362
Wintrust Financial Corp.	22,200	1,066,044
		70,772,557
Broadcasting, Publishing & Printing — 0.8%
CSS Industries, Inc.	65,500	2,316,735
Journal Register Co.	104,000	759,200
Saga Communications, Inc. Cl. A(a)	119,200	1,145,512
Scholastic Corp.(a)	61,475	2,203,264
		6,424,711
Building Materials & Construction — 0.9%
Andersons, Inc. (The)	18,475	783,155
Emcor Group, Inc.(a)	33,775	1,920,109
Florida Rock Industries, Inc.	78,000	3,357,900
Granite Construction, Inc.	25,200	1,268,064
		7,329,228
Chemicals — 3.3%
AEP Industries, Inc.(a)	34,125	1,819,204

	Number of Shares	Market Value
Airgas, Inc.	100,800	$4,084,416
American Vanguard Corp.	1,800	28,620
Arch Chemicals, Inc.	83,400	2,778,054
Church & Dwight, Inc.	43,300	1,846,745
H.B. Fuller Co.	64,300	1,660,226
Innospec, Inc.	116,350	5,416,092
MacDermid, Inc.	16,100	549,010
OM Group, Inc.(a)	38,475	1,742,148
Pioneer Cos., Inc.(a)	40,175	1,151,415
The Scotts Miracle-Gro Co.	47,500	2,453,375
Symyx Technologies, Inc.(a)	70,600	1,524,254
The Valspar Corp.	44,500	1,229,980
		26,283,539
Commercial Services — 10.7%
Aaron Rents, Inc.(b)	303,300	8,728,974
Administaff, Inc.(b)	31,798	1,360,000
Allied Waste Industries, Inc.(a)	224,900	2,764,021
Asset Acceptance Capital Corp.(a)	97,300	1,636,586
Casella Waste Systems, Inc. Cl. A(a)	145,900	1,784,357
Consolidated Graphics, Inc.(a)	29,225	1,726,321
Diversa Corp.(a) (b)	165,600	1,801,728
Dollar Thrifty Automotive Group, Inc.(a)	89,800	4,095,778
Exelixis, Inc.(a)	133,900	1,205,100
FTI Consulting, Inc.(a)	115,300	3,215,717
G&K Services, Inc. Cl. A	74,200	2,885,638
Global Payments, Inc.	81,300	3,764,190
Harris Interactive, Inc.(a)	277,125	1,396,710
Jackson Hewitt Tax Service, Inc.	68,125	2,314,206
Landauer, Inc.	32,900	1,726,263
Macquarie Infrastructure Co. Trust	82,500	2,927,100
McGrath Rentcorp(b)	132,900	4,070,727
Metal Management, Inc.	93,000	3,520,050
MoneyGram International, Inc.	84,900	2,662,464
MPS Group, Inc.(a)	258,900	3,671,202
Pharmaceutical Product Development, Inc.	161,200	5,193,864
Quanta Services, Inc.(a) (b)	115,500	2,271,885
Rent-A-Center, Inc.(a) (b)	75,700	2,233,907
Service Corp. International	154,100	1,579,525
Sotheby's(b)	61,425	1,905,403
Startek, Inc.	95,300	1,290,362

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Steiner Leisure Ltd.(a)	21,825	$993,037
Synagro Technologies, Inc.	97,000	428,740
URS Corp.(a)	110,075	4,716,714
Volt Information Sciences, Inc.(a)	24,700	1,240,187
Washington Group International, Inc.(a)	19,575	1,170,389
Waste Connections, Inc.(a)	64,600	2,684,130
Wind River Systems, Inc.(a)	246,800	2,529,700
Wireless Facilities, Inc.(a)	230,300	656,355
		86,151,330
Communications — 1.1%
Nice Systems Ltd. ADR (Israel)(a)	59,650	1,836,027
Polycom, Inc.(a)	61,475	1,900,192
Premiere Global Services, Inc.(a)	220,200	2,078,688
SeaChange International, Inc.(a)	143,725	1,468,869
UTStarcom, Inc.(a) (b)	166,750	1,459,062
		8,742,838
Computer Integrated Systems Design — 0.7%
Mentor Graphics Corp.(a)	63,925	1,152,568
SYKES Enterprises, Inc.(a)	94,650	1,669,626
Websense, Inc.(a)	122,900	2,805,807
		5,628,001
Computer Related Services — 0.9%
Carreker Corp.(a)	124,500	951,180
Checkpoint Systems, Inc.(a)	103,198	2,084,600
Digitas, Inc.(a)	153,300	2,055,753
Electro Rent Corp.(a)	146,900	2,453,230
		7,544,763
Consumer Products — 0.5%
Pool Corp.(b)	100,000	3,917,000
Containers — 0.1%
Chesapeake Corp.	32,500	553,150
Cosmetics & Personal Care — 0.2%
Elizabeth Arden, Inc.(a)	72,725	1,385,411
Data Processing & Preparation — 0.2%
CSG Systems International, Inc.(a)	60,225	1,609,814
Electric Utilities — 2.3%
Avista Corp.	131,175	3,320,039
Black Hills Corp.	81,900	3,025,386
Cleco Corp.	183,075	4,618,982
El Paso Electric Co.(a)	109,600	2,670,952
Otter Tail Corp.	77,950	2,428,922
PNM Resources, Inc.	72,100	2,242,310
		18,306,591

	Number of Shares	Market Value
Electrical Equipment & Electronics — 7.5%
Acuity Brands, Inc.	37,175	$1,934,587
Advanced Energy Industries, Inc.(a)	94,100	1,775,667
Aeroflex, Inc.(a)	187,025	2,191,933
Analogic Corp.	21,800	1,223,852
Atmel Corp.(a)	350,225	2,118,861
ATMI, Inc.(a)	60,800	1,856,224
Avnet, Inc.(a) (b)	76,650	1,956,874
Belden CDT, Inc.	103,000	4,026,270
Benchmark Electronics, Inc.(a)	97,800	2,382,408
C&D Technologies, Inc.(b)	97,000	459,780
CTS Corp.	91,250	1,432,625
Cymer, Inc.(a) (b)	27,425	1,205,329
EDO Corp.(b)	51,000	1,210,740
Entegris, Inc.(a)	206,032	2,229,266
Fairchild Semiconductor International, Inc.(a)	153,750	2,584,537
FLIR Systems, Inc.(a) (b)	131,900	4,198,377
Franklin Electric Co., Inc.	99,400	5,108,166
Genlyte Group, Inc.(a)	64,075	5,004,898
Hexcel Corp.(a) (b)	172,600	3,004,966
Itron, Inc.(a) (b)	26,375	1,367,280
Littelfuse, Inc.(a)	73,500	2,343,180
Methode Electronics, Inc.	56,600	612,978
Moog, Inc. Cl. A(a)	74,148	2,831,712
OmniVision Technologies, Inc.(a) (b)	38,000	518,700
Sanmina-SCI Corp.(a)	522,100	1,801,245
TTM Technologies, Inc.(a)	103,275	1,170,106
Wesco International, Inc.(a)	33,375	1,962,784
Zoran Corp.(a)	106,875	1,558,237
		60,071,582
Energy — 8.9%
Atwood Oceanics, Inc.(a)	50,300	2,463,191
Cabot Oil & Gas Corp. Cl. A	159,000	9,643,350
CARBO Ceramics, Inc.(b)	41,500	1,550,855
Forest Oil Corp.(a)	142,375	4,652,815
GeoMet, Inc.(a) (b)	25,200	262,080
Headwaters, Inc.(a) (b)	98,035	2,348,919
Houston Exploration Co.(a)	85,150	4,409,067
Mariner Energy, Inc.(a)	77,584	1,520,646
Nicor, Inc.(b)	38,300	1,792,440
Oceaneering International, Inc.(a)	104,459	4,147,022
Oneok, Inc.	114,625	4,942,630
Penn Virginia Corp.	80,200	5,617,208
SEACOR Holdings, Inc.(a)	23,450	2,324,833
Southwest Gas Corp.	76,300	2,927,631
Swift Energy Co.(a) (b)	61,700	2,764,777
TETRA Technologies, Inc.(a)	212,800	5,443,424

	Number of Shares	Market Value
Todco Cl. A(a) (b)	89,400	$3,054,798
UGI Corp.	73,475	2,004,398
Union Drilling, Inc.(a)	34,000	478,720
Vectren Corp.	55,800	1,578,024
W-H Energy Services, Inc.(a)	53,000	2,580,570
Whiting Petroleum Corp.(a) (b)	109,425	5,099,205
		71,606,603
Entertainment & Leisure — 0.6%
Callaway Golf Co.(b)	122,150	1,760,181
Live Nation, Inc.(a)	42,200	945,280
Macrovision Corp.(a)	49,825	1,408,054
Multimedia Games, Inc.(a) (b)	72,975	700,560
		4,814,075
Financial Services — 9.2%
Accredited Home Lenders Holding Co.(a) (b)	40,900	1,115,752
Affiliated Managers Group, Inc.(a) (b)	18,800	1,976,444
AG Edwards, Inc.	23,675	1,498,391
Allied Capital Corp.(b)	66,900	2,186,292
Annaly Capital Management, Inc. REIT	141,275	1,965,135
Anworth Mortgage Asset Corp.(b)	225,075	2,140,463
Ares Capital Corp.(b)	67,300	1,286,103
Boston Private Financial Holdings, Inc.	64,300	1,813,903
Calamos Asset Management, Inc. Cl. A	63,937	1,715,430
Capital Trust Cl. A REIT	38,550	1,925,187
CBL & Associates Properties, Inc. REIT(b)	33,200	1,439,220
East West Bancorp, Inc.	164,425	5,823,933
Eaton Vance Corp.	111,527	3,681,506
FelCor Lodging Trust, Inc.(b)	132,050	2,883,972
First Potomac Realty Trust REIT	101,100	2,943,021
Home Properties, Inc.	34,125	2,022,589
Innkeepers USA Trust	76,000	1,178,000
Jefferies Group, Inc.	132,700	3,559,014
Kilroy Realty Corp.	85,000	6,630,000
LTC Properties, Inc.	58,050	1,585,346
MFA Mortgage Investments, Inc.	221,800	1,705,642
Mid-America Apartment Communities, Inc. REIT	32,300	1,848,852
NorthStar Realty Finance Corp. REIT	133,225	2,207,538

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Parkway Properties, Inc. REIT	3,500	$178,535
Raymond James Financial, Inc.	127,103	3,852,492
Redwood Trust, Inc.(b)	26,775	1,555,092
SL Green Realty Corp.	31,500	4,182,570
Sovran Self Storage Inc. REIT	25,000	1,432,000
Strategic Hotels & Resorts, Inc. REIT	132,900	2,895,891
Sun Communities, Inc.	59,800	1,935,128
Washington REIT	77,500	3,100,000
		74,263,441
Food Retailers — 0.2%
The Pantry, Inc.(a) (b)	21,800	1,021,112
Winn-Dixie Stores Inc.-W/I(a) (b)	47,300	638,550
		1,659,662
Foods — 0.7%
Nash Finch Co.(b)	53,900	1,471,470
Spartan Stores, Inc.	68,375	1,431,089
TreeHouse Foods, Inc.(a) (b)	66,650	2,079,480
Wild Oats Markets, Inc.(a) (b)	66,000	949,080
		5,931,119
Forest Products & Paper — 2.5%
Buckeye Technologies, Inc.(a)	145,275	1,740,395
Building Materials Holding Corp.(b)	71,600	1,767,804
Deltic Timber Corp.	55,600	3,101,368
Drew Industries, Inc.(a)	17,300	449,973
Graphic Packaging Corp.(a)	334,075	1,446,545
Potlatch Corp.	114,918	5,035,707
School Specialty, Inc.(a) (b)	51,300	1,923,237
Universal Forest Products, Inc.	47,900	2,233,098
Wausau Paper Corp.	141,000	2,113,590
		19,811,717
Healthcare — 1.2%
Covance, Inc.(a)	75,200	4,430,032
Healthways, Inc.(a) (b)	62,530	2,983,306
Sunrise Senior Living, Inc.(a)	82,300	2,528,256
		9,941,594
Heavy Construction — 0.5%
Hovnanian K. Enterprises, Inc.(a) (b)	76,004	2,576,536
M/I Homes, Inc.(b)	35,800	1,367,202
		3,943,738

	Number of Shares	Market Value
Heavy Machinery — 0.9%
Ampco-Pittsburgh Corp.	46,900	$1,570,212
Bucyrus International, Inc. Cl. A	110,225	5,705,246
		7,275,458
Home Construction, Furnishings & Appliances — 1.5%
Harman International Industries, Inc.	41,600	4,156,256
Meritage Homes Corp.(a) (b)	58,500	2,791,620
Standard-Pacific Corp.(b)	112,500	3,013,875
Stanley Furniture Co., Inc.	88,700	1,902,615
		11,864,366
Household Products — 0.4%
Snap-on, Inc.	59,600	2,839,344
Industrial – Diversified — 1.3%
Ameron International Corp.	37,500	2,863,875
Harsco Corp.	40,800	3,104,880
Nordson Corp.	84,200	4,195,686
		10,164,441
Information Retrieval Services — 0.2%
Digital River, Inc.(a)	28,350	1,581,647
Insurance — 6.2%
AMERIGROUP Corp.(a) (b)	95,700	3,434,673
Centene Corp.(a) (b)	84,500	2,076,165
CNA Surety Corp.(a)	67,725	1,456,088
Delphi Financial Group, Inc. Cl. A	111,902	4,527,555
FPIC Insurance Group, Inc.(a)	39,850	1,552,955
HCC Insurance Holdings, Inc.	50,000	1,604,500
Markel Corp.(a)	6,800	3,264,680
Max Re Capital Ltd.	101,500	2,519,230
The Midland Co.	66,000	2,768,700
Molina Healthcare, Inc.(a)	55,725	1,811,620
Navigators Group, Inc.(a)	43,325	2,087,399
Philadelphia Consolidated Holding Corp.(a)	66,010	2,941,406
ProAssurance Corp.(a)	114,700	5,725,824
Protective Life Corp.	27,600	1,311,000
Safety Insurance Group, Inc.	41,000	2,079,110
Selective Insurance Group	29,450	1,687,191
State Auto Financial Corp.	78,500	2,726,305
United America Indemnity Ltd. Cl. A(a)	82,968	2,101,579
United Fire & Casualty Co.	46,100	1,625,025
WellCare Health Plans, Inc.(a)	35,525	2,447,673
		49,748,678

	Number of Shares	Market Value
Lodging — 0.5%
LaSalle Hotel Properties	83,600	$3,833,060
Machinery & Components — 2.9%
Brooks Automation, Inc.(a)	267,000	3,844,800
Flowserve Corp.(a)	25,200	1,271,844
IDEX Corp.	79,050	3,747,761
Insituform Technologies, Inc. Cl. A(a) (b)	145,000	3,749,700
Joy Global, Inc.	23,250	1,123,905
Lone Star Technologies, Inc.(a)	34,300	1,660,463
Timken Co.	93,800	2,737,084
Watsco, Inc.	40,903	1,928,985
Woodward Governor Co.	77,900	3,093,409
		23,157,951
Manufacturing — 0.7%
AptarGroup, Inc.	63,800	3,766,752
GSI Lumonics, Inc.(a)	190,500	1,845,945
		5,612,697
Medical Supplies — 1.6%
Arrow International, Inc.	55,900	1,977,742
CONMED Corp.(a)	86,875	2,008,550
Cooper Cos., Inc.	62,500	2,781,250
Owens & Minor, Inc.	131,900	4,124,513
PSS World Medical, Inc.(a) (b)	84,225	1,644,914
		12,536,969
Metals & Mining — 2.5%
Carpenter Technology Corp.	39,000	3,998,280
Chaparral Steel Co.	40,375	1,787,401
Commercial Metals Co.	54,900	1,416,420
CommScope, Inc.(a) (b)	54,400	1,658,112
Foundation Coal Holdings, Inc.	43,275	1,374,414
Gibraltar Industries, Inc.	120,200	2,825,902
Matthews International Corp. Cl. A	119,100	4,686,585
Meridian Gold, Inc.(a)	76,400	2,123,156
		19,870,270
Oil & Gas — 0.2%
AGL Resources, Inc.	50,625	1,969,819
Pharmaceuticals — 2.2%
Barr Pharmaceuticals, Inc.(a)	37,100	1,859,452
Myriad Genetics, Inc.(a) (b)	121,000	3,787,300
NBTY, Inc.(a)	50,700	2,107,599
Noven Pharmaceuticals, Inc.(a)	86,050	2,189,973

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Perrigo Co.	128,800	$2,228,240
Pharmion Corp.(a) (b)	69,600	1,791,504
West Pharmaceutical Services, Inc.	73,400	3,760,282
		17,724,350
Prepackaged Software — 1.6%
Brocade Communications Systems, Inc.(a)	207,525	1,703,780
MicroStrategy, Inc. Cl. A(a) (b)	13,275	1,513,483
Packeteer, Inc.(a)	119,100	1,619,760
Progress Software Corp.(a)	122,400	3,418,632
SonicWALL, Inc.(a)	43,525	366,481
SPSS, Inc.(a) (b)	136,850	4,115,080
		12,737,216
Restaurants — 1.4%
Brinker International, Inc.	86,701	2,614,902
RARE Hospitality International, Inc.(a)	127,500	4,198,575
Ruby Tuesday, Inc.(b)	61,200	1,679,328
Sonic Corp.(a)	110,450	2,645,278
		11,138,083
Retail — 2.1%
Casey's General Stores, Inc.	103,400	2,435,070
Dollar Tree Stores, Inc.(a)	49,225	1,481,673
Fred's, Inc.(b)	97,500	1,173,900
Gamestop Corp., Cl. A(a) (b)	21,900	1,206,909
Genesco, Inc.(a) (b)	57,950	2,161,535
Hancock Fabrics, Inc.(a) (b)	92,700	318,888
Haverty Furniture Companies, Inc.(b)	153,500	2,271,800
OfficeMax, Inc.	32,200	1,598,730
Stein Mart, Inc.	325,581	4,317,204
		16,965,709
Telephone Utilities — 0.4%
j2 Global Communications, Inc.(a) (b)	50,450	1,374,763
Savvis, Inc.(a)	61,775	2,205,985
		3,580,748
Tobacco — 0.5%
Alliance One International, Inc.(a)	160,000	1,129,600
Loews Corp.-Carolina Group	40,350	2,611,452
		3,741,052
Transportation — 3.6%
EGL, Inc.(a)	26,575	791,404

	Number of Shares	Market Value
Freightcar America, Inc.(b)	20,425	$1,132,566
Genesee & Wyoming, Inc. Cl. A(a)	120,800	3,169,792
Hub Group, Inc. Cl. A(a)	54,900	1,512,495
Kirby Corp.(a)	139,300	4,754,309
Laidlaw International, Inc.	55,950	1,702,559
Landstar System, Inc.	169,200	6,460,056
Pacer International, Inc.	43,850	1,305,415
Saia, Inc.(a)	64,025	1,486,020
Skyline Corp.	49,000	1,970,780
UTI Worldwide, Inc.	147,300	4,404,270
		28,689,666
TOTAL EQUITIES (Cost $658,913,467)		783,602,391
MUTUAL FUNDS — 0.3%
Financial Services
First Financial Fund(b)	163,531	2,472,589
Government Reserve Investment Fund	6,135	6,135
		2,478,724
TOTAL MUTUAL FUNDS (Cost $2,791,171)		2,478,724
TOTAL LONG TERM INVESTMENTS (Cost $661,704,638)		786,081,115
	Principal Amount
SHORT-TERM INVESTMENTS — 17.6%
Cash Equivalents — 15.9%(d)
Abbey National PLC Eurodollar Time Deposit 5.280% 01/05/2007	$3,172,149	3,172,149
American Beacon Money Market Fund(c)	1,095,520	1,095,520
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	4,636,217	4,636,217
Bank of America
5.270% 01/09/2007	2,440,114	2,440,114
Bank of America
5.310% 03/08/2007	2,440,114	2,440,114
Bank of America
5.320% 02/16/2007	732,034	732,034
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 01/30/2007	1,464,068	1,464,068

	Principal Amount	Market Value
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 02/06/2007	$4,880,228	$4,880,228
Bank of Nova Scotia Eurodollar Time Deposit 5.300% 02/27/2007	3,172,149	3,172,149
The Bank of the West Eurodollar Time Deposit 5.285% 01/17/2007	1,220,057	1,220,057
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	2,440,114	2,440,114
Barclays Eurodollar Time Deposit 5.310% 02/20/2007	2,440,114	2,440,114
Barclays Eurodollar Time Deposit 5.320% 02/13/2007	732,034	732,034
BGI Institutional Money Market Fund(c)	2,305,160	2,305,160
Calyon Eurodollar Time Deposit 5.290% 03/05/2007	3,660,171	3,660,171
Calyon Eurodollar Time Deposit 5.310% 02/16/2007	1,220,057	1,220,057
Calyon Eurodollar Time Deposit 5.310% 02/22/2007	1,220,057	1,220,057
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 01/29/2007	4,489,810	4,489,810
Citigroup Eurodollar Time Deposit 5.305% 03/05/2007	3,660,171	3,660,171
Citigroup Eurodollar Time Deposit 5.310% 03/16/2007	1,220,057	1,220,057
Commonwealth Bank of Australia Commercial Paper 5.291% 01/08/2007	2,440,115	2,440,115
Dexia Group Eurodollar Time Deposit 5.285% 01/16/2007	2,440,114	2,440,114
Dreyfus Cash Management Plus Money Market Fund(c)	871,603	871,603
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	408,691	408,691
Federal Home Loan Bank Discount Note 5.207% 01/19/2007	636,754	636,754

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
First Tennessee National Corp. Eurodollar Time Deposit 5.290% 01/18/2007	$2,440,115	$2,440,115
Fortis Bank Eurodollar Time Deposit 5.295% 01/02/2007	976,047	976,047
Fortis Bank Eurodollar Time Deposit 5.300% 01/24/2007	3,660,171	3,660,171
Fortis Bank Eurodollar Time Deposit 5.300% 01/26/2007	3,660,172	3,660,172
Freddie Mac Discount Note 5.231% 01/23/2007	971,101	971,101
General Electric Capital Corp. Commercial Paper 5.296% 01/26/2007	1,220,058	1,220,058
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	2,185,958	2,185,958
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	3,416,161	3,416,161
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/25/2007	2,440,115	2,440,115
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.305% 03/14/2007	1,952,092	1,952,092
Lloyds TSB Bank Eurodollar Time Deposit 5.300% 02/26/2007	3,660,171	3,660,171
Marshall & Ilsley Bank Eurodollar Time Deposit 5.300% 03/19/2007	1,464,069	1,464,069
Rabobank Nederland Eurodollar Time Deposit 5.250% 01/02/2007	6,100,285	6,100,285
Rabobank Nederland Eurodollar Time Deposit 5.300% 03/05/2007	2,196,102	2,196,102
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/14/2007	2,440,114	2,440,114
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/15/2007	3,611,369	3,611,369
Royal Bank of Scotland Eurodollar Time Deposit 5.280% 01/11/2007	2,440,114	2,440,114

	Principal Amount	Market Value
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 01/16/2007	$488,023	$488,023
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 02/09/2007	1,220,057	1,220,057
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	1,952,091	1,952,091
Societe Generale Eurodollar Time Deposit 5.270% 01/19/2007	4,880,228	4,880,228
Societe Generale Eurodollar Time Deposit 5.290% 02/01/2007	3,660,171	3,660,171
Societe Generale Eurodollar Time Deposit 5.313% 01/02/2007	976,046	976,046
Svenska Handlesbanken Eurodollar Time Deposit 5.250% 01/02/2007	8,417,483	8,417,483
UBS AG Eurodollar Time Deposit 5.290% 01/02/2007	1,268,859	1,268,859
UBS AG Eurodollar Time Deposit 5.300% 01/04/2007	2,928,138	2,928,138
UBS AG Eurodollar Time Deposit 5.300% 01/05/2007	1,464,068	1,464,068
		127,527,050
Repurchase Agreement — 1.7%
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/2006, 3.50%, due 01/02/2007(e)	14,056,313	14,056,313
TOTAL SHORT-TERM INVESTMENTS (Cost $141,583,363)		141,583,363
TOTAL INVESTMENTS — 115.5% (Cost $803,288,001)(f)		927,664,478
Other Assets/ (Liabilities) — (15.5%)		(124,636,693)
NET ASSETS — 100.0%		$803,027,785

Notes to Portfolio of Investments

ADR - American Depository Receipt

REIT - Real Estate Investment Trust

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $14,061,780. Collateralized by a U.S. Government Agency obligation with a rate of 4.57%, maturity date of 07/01/2034, and an aggregate market value, including accrued interest of $14,759,129.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Core Equity Fund – Portfolio of Investments

December 31, 2006

	Number of Shares	Market Value
EQUITIES — 98.4%
COMMON STOCK — 98.4%
Advertising — 0.1%
Catalina Marketing Corp.	900	$24,749
Aerospace & Defense — 0.5%
HEICO Corp.(a)	400	15,532
Sequa Corp. Cl. A(b)	400	46,024
Triumph Group, Inc.	1,444	75,709
		137,265
Apparel, Textiles & Shoes — 2.5%
Brown Shoe Co., Inc.	5,200	248,248
Deckers Outdoor Corp.(a) (b)	271	16,246
The Gymboree Corp.(b)	4,000	152,640
Jones Apparel Group, Inc.	630	21,061
Kellwood Co.	3,520	114,470
Payless ShoeSource, Inc.(b)	500	16,410
Perry Ellis International, Inc.(b)	900	36,900
Shoe Carnival, Inc.(b)	1,177	37,193
Syms Corp.(b)	355	7,068
		650,236
Automotive & Parts — 2.7%
A.O. Smith Corp.	1,484	55,739
ArvinMeritor, Inc.	14,600	266,158
Asbury Automotive Group, Inc.	6,397	150,713
Group 1 Automotive, Inc.	1,500	77,580
Lear Corp.	1,800	53,154
Sonic Automotive, Inc.	2,000	58,080
United Auto Group, Inc.	1,984	46,763
		708,187
Banking, Savings & Loans — 8.9%
Advance America Cash Advance Centers, Inc.	5,600	82,040
Bankunited Financial Corp. Cl. A	631	17,643
Cascade Bancorp(a)	5,922	183,760
Cathay General Bancorp	4,000	138,040
Central Pacific Financial Corp.	300	11,628
City National Corp.	1,300	92,560
Credit Acceptance Corp.(b)	97	3,233
Downey Financial Corp.(a)	4,700	341,126
First Regional Bancorp/Los Angeles, CA(b)	635	21,647
First South Bancorp, Inc.(a)	3	96
Frontier Financial Corp.	1,100	32,153
Greater Bay Bancorp	2,509	66,062
Hancock Holding Co.	1,200	63,408

	Number of Shares	Market Value
Hanmi Financial Corp.	8,200	$184,746
Horizon Financial Corp.	21	505
Intervest Bancshares Corp.(b)	148	5,093
Lakeland Financial Corp.	100	2,553
Partners Trust Financial Group, Inc.	7,300	84,972
PFF Bancorp, Inc.	3,700	127,687
Pinnacle Financial Partners, Inc.(b)	1,600	53,088
Placer Sierra Bancshares	1,100	26,147
Preferred Bank/Los Angeles, CA	1,614	96,985
Provident Financial Services, Inc.	1,700	30,821
Signature Bank(b)	700	21,686
Southwest Bancorp, Inc.	600	16,716
TierOne Corp.	1,500	47,415
TriCo Bancshares	1,300	35,373
Umpqua Holdings Corp.	11,300	332,559
Virginia Commerce Bancorp(a) (b)	900	17,892
Virginia Financial Group Inc.	900	25,191
Wilshire Bancorp, Inc.	3,036	57,593
World Acceptance Corp.(b)	1,620	76,059
		2,296,477
Beverages — 0.8%
MGP Ingredients, Inc.(a)	7,142	161,481
National Beverage Corp.(a) (b)	4,320	60,610
		222,091
Broadcasting, Publishing & Printing — 1.4%
American Greetings Corp. Cl. A	5,700	136,059
Cox Radio, Inc. Cl. A(b)	5,900	96,170
Scholastic Corp.(b)	3,700	132,608
		364,837
Building Materials & Construction — 1.0%
Comfort Systems USA, Inc.	7,900	99,856
Emcor Group, Inc.(b)	3,007	170,948
		270,804
Chemicals — 2.2%
AEP Industries, Inc.(b)	700	37,317
CF Industries Holdings, Inc.	2,340	59,998
Innospec, Inc.	1,710	79,600
NewMarket Corp.	2,037	120,285
OM Group, Inc.(b)	3,857	174,645
Schulman (A.), Inc.	1,200	26,700
Usec, Inc.(b)	5,755	73,204
		571,749

	Number of Shares	Market Value
Commercial Services — 5.4%
Arbitron, Inc.	1,000	$43,440
Celera Genomics Group-Applera Corp.(b)	4,900	68,551
Convergys Corp.(b)	3,000	71,340
CPI Corp.	2,280	105,997
Dollar Thrifty Automotive Group, Inc.(b)	800	36,488
First Consulting Group, Inc.(b)	4,400	60,544
ICT Group, Inc.(b)	1,200	37,908
Ikon Office Solutions, Inc.	12,199	199,698
Infrasource Services, Inc.(b)	1,900	41,363
ITT Educational Services, Inc.(b)	400	26,548
Magellan Health Services, Inc.(b)	300	12,966
MPS Group, Inc.(b)	8,651	122,671
Omnicell, Inc.(b)	1,500	27,945
Pegasystems, Inc.	3,200	31,584
PHH Corp.(b)	2,096	60,512
Rewards Network, Inc.(b)	7,700	53,515
Ryder System, Inc.	300	15,318
Service Corp. International	2,534	25,973
Spherion Corp.(b)	9,883	73,431
Standard Parking Corp.(b)	721	27,694
TeleTech Holdings, Inc.(b)	2,300	54,924
Universal Compression Holdings, Inc.(b)	600	37,266
Volt Information Sciences, Inc.(b)	3,240	162,680
		1,398,356
Communications — 5.0%
Carrier Access Corp.(b)	8,522	55,904
C-COR, Inc.(b)	12,000	133,680
CT Communications, Inc.	2,939	67,362
Ditech Networks, Inc.(b)	2,400	16,608
InterDigital Communications Corp.(b)	4,695	157,517
McData Corp. Cl. A(b)	25,300	140,415
Polycom, Inc.(b)	12,300	380,193
Tekelec(b)	5,100	75,633
UTStarcom, Inc.(a) (b)	29,492	258,055
		1,285,367
Computer Integrated Systems Design — 3.2%
Ansoft Corp.(b)	5,577	155,041
Digital Insight Corp.(b)	400	15,396
JDA Software Group, Inc.(b)	1,200	16,524
Mentor Graphics Corp.(b)	18,817	339,271
Netscout Systems, Inc.(b)	3,625	30,087
SYKES Enterprises, Inc.(b)	1,673	29,512

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
SYNNEX Corp.(b)	1,600	$35,104
Synopsys, Inc.(b)	7,629	203,923
		824,858
Computer Programming Services — 0.9%
Covansys Corp.(b)	4,300	98,685
RealNetworks, Inc.(b)	12,700	138,938
		237,623
Computer Related Services — 0.5%
Ingram Micro, Inc. Cl. A(b)	3,719	75,905
Sohu.com, Inc.(b)	2,500	60,000
		135,905
Computers & Information — 0.2%
Cirrus Logic, Inc.(b)	4,099	28,201
Tech Data Corp.(b)	505	19,124
		47,325
Cosmetics & Personal Care — 0.1%
Stepan Co.	500	15,835
Data Processing & Preparation — 0.9%
CSG Systems International, Inc.(b)	1,800	48,114
Internap Network Services Corp.(a) (b)	1,300	25,831
S1 Corp.(b)	3,626	19,979
SEI Investments Co.	2,257	134,427
		228,351
Electric Utilities — 1.7%
Avista Corp.	3,400	86,054
Idacorp, Inc.	1,100	42,515
NorthWestern Corp.	2,000	70,760
OGE Energy Corp.	345	13,800
Reliant Energy, Inc.(b)	14,100	200,361
UIL Holdings Corp.	666	28,099
		441,589
Electrical Equipment & Electronics — 5.4%
Acuity Brands, Inc.	3,381	175,947
Agilysys, Inc.	900	15,066
Anaren, Inc.(b)	3,200	56,832
Applied Micro Circuits Corp.(b)	4,400	15,664
Atmel Corp.(b)	51,848	313,680
Belden CDT, Inc.	8,755	342,233
Exar Corp.(b)	2,629	34,177
General Cable Corp.(b)	1,625	71,029
Gerber Scientific, Inc.(b)	2,692	33,812
Intevac, Inc.(b)	3,500	90,825
Lattice Semiconductor Corp.(b)	17,300	112,104
Newport Corp.(b)	900	18,855
Novellus Systems, Inc.(b)	500	17,210

	Number of Shares	Market Value
Planar Systems, Inc.(b)	1,567	$15,153
Techwell Inc.(b)	100	1,606
Triquint Semiconductor, Inc.(b)	7,385	33,232
United Industrial Corp.(a)	1,000	50,750
		1,398,175
Energy — 4.3%
Ashland, Inc.	4,500	311,310
Holly Corp.	3,481	178,923
Oneok, Inc.	400	17,248
Pogo Producing Co.	1,800	87,192
SEACOR Holdings, Inc.(a) (b)	2,824	279,971
Swift Energy Co.(b)	3,800	170,278
Tidewater, Inc.	800	38,688
Veritas DGC, Inc.(b)	341	29,200
		1,112,810
Entertainment & Leisure — 0.5%
Dover Downs Gaming & Entertainment, Inc.	3,033	40,551
WMS Industries, Inc.(b)	2,400	83,664
		124,215
Financial Services — 8.3%
Agree Realty Corp. REIT	700	24,059
American Home Mortgage Investment Corp. REIT(a)	5,279	185,398
Anthracite Capital, Inc. REIT(a)	14,101	179,506
Arbor Realty Trust, Inc. REIT	2,814	84,673
Chittenden Corp.	684	20,992
Cousins Properties, Inc.	8,600	303,322
Crystal River Capital Inc.	300	7,659
Entertainment Properties Trust REIT	400	23,376
First Cash Financial Services, Inc.(b)	720	18,626
Franklin Street Properties Corp. REIT	1,002	21,092
Gramercy Capital Corp. REIT	1,200	37,068
HRPT Properties Trust	3,000	37,050
Janus Capital Group, Inc.	2,100	45,339
JER Investors Trust, Inc. REIT	1,937	40,038
Medallion Financial Corp.	1,004	12,419
Medical Properties Trust, Inc. REIT(a)	4,860	74,358
New Century Financial Corp. REIT(a)	2,834	89,526
Newkirk Realty Trust, Inc.(a)	9,692	174,844
NorthStar Realty Finance Corp. REIT	5,600	92,792
optionsXpress Holdings, Inc.	4,069	92,326
RAIT Financial Trust(a)	6,700	231,016
Redwood Trust, Inc.(a)	3,700	214,896
Resource Capital Corp.	400	6,780

	Number of Shares	Market Value
Senior Housing Properties Trust	700	$17,136
Spirit Finance Corp. REIT	900	11,223
SWS Group, Inc.	900	32,130
Winston Hotels, Inc. REIT	5,284	70,013
		2,147,657
Food Retailers — 0.3%
Ingles Markets, Inc. Cl. A	2,449	72,956
Foods — 1.8%
Imperial Sugar Co.(a)	3,340	80,861
Nash Finch Co.	6,000	163,800
Performance Food Group Co.(b)	4,572	126,370
Seaboard Corp.(a)	16	28,240
Smart & Final, Inc.(b)	845	15,970
Spartan Stores, Inc.	2,923	61,178
		476,419
Forest Products & Paper — 1.1%
Buckeye Technologies, Inc.(b)	2,200	26,356
Rock-Tenn Co. Cl. A	6,714	182,017
Schweitzer-Mauduit International, Inc.	500	13,025
United Stationers, Inc.(b)	1,300	60,697
		282,095
Healthcare — 1.8%
CorVel Corp.(b)	4,158	197,796
Kindred Healthcare, Inc.(b)	3,500	88,375
Medcath Corp.(b)	4,800	131,328
National Healthcare Corp.	400	22,080
Universal Health Services, Inc. Cl. B	300	16,629
		456,208
Heavy Construction — 0.7%
AMREP Corp.(a)	1,559	190,978
Heavy Machinery — 0.9%
Ampco-Pittsburgh Corp.	2,600	87,048
Matrix Service Co.(b)	1,600	25,760
NACCO Industries, Inc. Cl. A	800	109,280
T-3 Energy Services, Inc.(b)	116	2,558
		224,646
Home Construction, Furnishings & Appliances — 1.4%
Furniture Brands International, Inc.(a)	4,400	71,412
Kimball International, Inc. Cl. B	3,623	88,039
Tempur-Pedic International, Inc.(a) (b)	9,700	198,462
		357,913

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Industrial – Diversified — 1.1%
Blyth, Inc.	4,400	$91,300
SPX Corp.	3,275	200,299
		291,599
Information Retrieval Services — 1.3%
Digital River, Inc.(b)	4,100	228,739
Knot (The), Inc.(a) (b)	4,000	104,960
		333,699
Insurance — 3.0%
Affirmative Insurance Holdings, Inc.	1,100	17,897
American Physicians Capital, Inc.(b)	1,100	44,044
AMERIGROUP Corp.(a) (b)	9,538	342,319
Argonaut Group, Inc.(b)	1,745	60,831
Molina Healthcare, Inc.(b)	3,714	120,742
NYMAGIC, Inc.	700	25,620
Odyssey Re Holdings Corp.(a)	600	22,380
Reinsurance Group of America, Inc.	495	27,572
SeaBright Insurance Holdings(b)	1,666	30,005
Tower Group, Inc.	1,934	60,089
Wesco Financial Corp.	50	23,000
		774,499
Internet Software — 0.2%
webMethods, Inc.(b)	7,300	53,728
Lodging — 0.5%
Lodgian, Inc.(b)	3,200	43,520
Marcus Corp.	3,158	80,782
		124,302
Machinery & Components — 1.1%
AGCO Corp.(b)	8,300	256,802
Robbins & Myers, Inc.	800	36,736
		293,538
Manufacturing — 1.1%
EnPro Industries, Inc.(b)	774	25,705
Tredegar Corp.	11,500	260,015
		285,720
Medical Supplies — 3.2%
Abaxis, Inc.(b)	800	15,400
Coherent, Inc.(b)	800	25,256
Illumina, Inc.(a) (b)	2,914	114,549
Immucor, Inc.(b)	11,900	347,837
Palomar Medical Technologies, Inc.(a) (b)	1,900	96,273
Viasys Healthcare, Inc.(b)	800	22,256
Waters Corp.(b)	1,900	93,043
Zoll Medical Corp.(b)	2,218	129,176
		843,790

	Number of Shares	Market Value
Metals & Mining — 1.0%
Encore Wire Corp.(a)	2,121	$46,683
Olympic Steel, Inc.	467	10,381
Steel Dynamics, Inc.	1,300	42,185
Superior Essex, Inc.(b)	4,543	151,055
Wheeling-Pittsburgh Corp.(b)	770	14,422
		264,726
Pharmaceuticals — 6.5%
Alkermes, Inc.(b)	2,253	30,123
Caraco Pharmaceutical Laboratories Ltd.(b)	8,620	120,680
Cephalon, Inc.(a) (b)	2,300	161,943
Digene Corp.(b)	700	33,544
King Pharmaceuticals, Inc.(a) (b)	8,057	128,267
Millennium Pharmaceuticals, Inc.(a) (b)	26,806	292,185
NBTY, Inc.(b)	5,900	245,263
Noven Pharmaceuticals, Inc.(b)	3,463	88,133
Pain Therapeutics, Inc.(a) (b)	19,001	169,109
Savient Pharmaceuticals, Inc.(b)	11,635	130,428
Sciele Pharma, Inc.(b)	2,500	60,000
USANA Health Sciences, Inc.(a) (b)	550	28,413
West Pharmaceutical Services, Inc.	3,800	194,674
		1,682,762
Prepackaged Software — 3.8%
Altiris, Inc.(b)	3,400	86,292
Art Technology Group, Inc.(b)	3,900	9,087
Blackbaud, Inc.	1,500	39,000
Brocade Communications Systems, Inc.(b)	22,400	183,904
Captaris, Inc.(b)	3,494	27,148
Emdeon Corp.(a) (b)	11,400	141,246
Interwoven, Inc.(b)	10,075	147,800
MicroStrategy, Inc. Cl. A(b)	755	86,078
OPNET Technologies, Inc.(b)	2,920	42,194
SonicWALL, Inc.(b)	6,600	55,572
Vignette Corp.(b)	9,600	163,872
		982,193
Real Estate — 1.2%
Jones Lang Lasalle, Inc.	3,300	304,161
Restaurants — 3.5%
Bob Evans Farms, Inc.	2,700	92,394
Buffalo Wild Wings, Inc.(b)	300	15,960
CEC Entertainment, Inc.(b)	2,000	80,500
Jack in the Box, Inc.(b)	5,800	354,032
Landry's Restaurants, Inc.	3,200	96,288
O'Charley's, Inc.(b)	10,200	217,056

	Number of Shares	Market Value
Papa John's International, Inc.(b)	1,606	$46,590
		902,820
Retail — 3.9%
Big Lots, Inc.(b)	1,706	39,102
Cash America International, Inc.	3,100	145,390
Dick's Sporting Goods, Inc.(a) (b)	5,700	279,243
Dillards, Inc. Cl. A(a)	1,663	58,155
EZCORP, Inc. Cl. A(b)	4,224	68,640
Haverty Furniture Companies, Inc.	2,900	42,920
Jo-Ann Stores, Inc.(b)	1,900	46,740
Marvel Entertainment, Inc.(a) (b)	12,082	325,127
		1,005,317
Telephone Utilities — 1.1%
Lightbridge, Inc.(b)	12,300	166,542
Telephone & Data Systems, Inc.	1,099	59,709
USA Mobility, Inc.	3,267	73,083
		299,334
Tobacco — 0.2%
Alliance One International, Inc.(b)	7,100	50,126
Toys, Games — 0.1%
K2, Inc.(b)	1,900	25,061
Transportation — 1.1%
Overseas Shipholding Group, Inc.	907	51,064
P.A.M. Transportation Services, Inc.(b)	686	15,106
Saia, Inc.(b)	3,200	74,272
Trico Marine Services, Inc.(b)	2,500	95,775
U.S. Xpress Enterprises, Inc. Cl. A(b)	2,627	43,267
		279,484
TOTAL EQUITIES (Cost $24,372,303)		25,502,535
MUTUAL FUND — 0.1%
Financial Services
iShares Russell 2000 Index Fund	200	15,618
TOTAL MUTUAL FUND (Cost $15,799)		15,618
TOTAL LONG TERM INVESTMENTS (Cost $24,388,102)		25,518,153

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Core Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS — 19.3%
Cash Equivalents — 18.5%(d)
Abbey National PLC Eurodollar Time Deposit 5.280% 01/05/2007	$119,216	$119,216
American Beacon Money Market Fund(c)	41,172	41,172
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	174,240	174,240
Bank of America 5.270% 01/09/2007	91,705	91,705
Bank of America 5.310% 03/08/2007	91,705	91,705
Bank of America 5.320% 02/16/2007	27,512	27,512
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 01/30/2007	55,023	55,023
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 02/06/2007	183,410	183,410
Bank of Nova Scotia Eurodollar Time Deposit 5.300% 02/27/2007	119,217	119,217
The Bank of the West Eurodollar Time Deposit 5.285% 01/17/2007	45,853	45,853
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	91,705	91,705
Barclays Eurodollar Time Deposit 5.310% 02/20/2007	91,705	91,705
Barclays Eurodollar Time Deposit 5.320% 02/13/2007	27,512	27,512
BGI Institutional Money Market Fund(c)	86,633	86,633
Calyon Eurodollar Time Deposit 5.290% 03/05/2007	137,558	137,558
Calyon Eurodollar Time Deposit 5.310% 02/16/2007	45,853	45,853
Calyon Eurodollar Time Deposit 5.310% 02/22/2007	45,853	45,853
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 01/29/2007	168,738	168,738

	Principal Amount	Market Value
Citigroup Eurodollar Time Deposit 5.305% 03/05/2007	$137,558	$137,558
Citigroup Eurodollar Time Deposit 5.310% 03/16/2007	45,853	45,853
Commonwealth Bank of Australia Commercial Paper 5.291% 01/08/2007	91,705	91,705
Dexia Group Eurodollar Time Deposit 5.285% 01/16/2007	91,705	91,705
Dreyfus Cash Management Plus Money Market Fund(c)	32,757	32,757
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	15,360	15,360
Federal Home Loan Bank Discount Note 5.207% 01/19/2007	23,931	23,931
First Tennessee National Corp. Eurodollar Time Deposit 5.290% 01/18/2007	91,705	91,705
Fortis Bank Eurodollar Time Deposit 5.295% 01/02/2007	36,682	36,682
Fortis Bank Eurodollar Time Deposit 5.300% 01/24/2007	137,558	137,558
Fortis Bank Eurodollar Time Deposit 5.300% 01/26/2007	137,558	137,558
Freddie Mac Discount Note 5.231% 01/23/2007	36,496	36,496
General Electric Capital Corp. Commercial Paper 5.296% 01/26/2007	45,853	45,853
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	82,153	82,153
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	128,387	128,387
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/25/2007	91,705	91,705
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.305% 03/14/2007	73,364	73,364

	Principal Amount	Market Value
Lloyds TSB Bank Eurodollar Time Deposit 5.300% 02/26/2007	$137,558	$137,558
Marshall & Ilsley Bank Eurodollar Time Deposit 5.300% 03/19/2007	55,023	55,023
Rabobank Nederland Eurodollar Time Deposit 5.250% 01/02/2007	229,263	229,263
Rabobank Nederland Eurodollar Time Deposit 5.300% 03/05/2007	82,535	82,535
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/14/2007	91,705	91,705
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/15/2007	135,724	135,724
Royal Bank of Scotland Eurodollar Time Deposit 5.280% 01/11/2007	91,705	91,705
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 01/16/2007	18,341	18,341
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 02/09/2007	45,853	45,853
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	73,364	73,364
Societe Generale Eurodollar Time Deposit 5.270% 01/19/2007	183,410	183,410
Societe Generale Eurodollar Time Deposit 5.290% 02/01/2007	137,558	137,558
Societe Generale Eurodollar Time Deposit 5.313% 01/02/2007	36,682	36,682
Svenska Handlesbanken Eurodollar Time Deposit 5.250% 01/02/2007	316,349	316,349
UBS AG Eurodollar Time Deposit 5.290% 01/02/2007	47,687	47,687
UBS AG Eurodollar Time Deposit 5.300% 01/04/2007	110,046	110,046
UBS AG Eurodollar Time Deposit 5.300% 01/05/2007	55,023	55,023
		4,792,766

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Core Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Repurchase Agreement — 0.8%
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/2006, 3.50%, due 01/02/2007(e)	$217,878	$217,878
TOTAL SHORT-TERM INVESTMENTS (Cost $5,010,644)		5,010,644
TOTAL INVESTMENTS — 117.8% (Cost $29,398,746)(f)		30,528,797
Other Assets/ (Liabilities) — (17.8%)		(4,612,481)
NET ASSETS — 100.0%		$25,916,316

Notes to Portfolio of Investments

REIT - Real Estate Investment Trust

(a)  Denotes all or a portion of security on loan. (Note 2).

(b)  Non-income producing security.

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $217,963. Collateralized by a U.S. Government Agency obligation with a rate of 7.625%, maturity date of 02/25/2024, and an aggregate marke value, including accrued interest, of $228,772.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity Fund – Portfolio of Investments

December 31, 2006

	Number of Shares	Market Value
EQUITIES — 97.0%
COMMON STOCK — 97.0%
Aerospace & Defense — 2.0%
Rockwell Collins, Inc.	47,625	$3,014,186
Apparel, Textiles & Shoes — 2.5%
American Eagle Outfitters, Inc.	71,387	2,227,988
VF Corp.	19,700	1,616,976
		3,844,964
Banking, Savings & Loans — 2.4%
The First Marblehead Corp.(a)	32,500	1,776,125
Hudson City Bancorp, Inc.	136,350	1,892,538
		3,668,663
Chemicals — 1.2%
Albemarle Corp.	24,750	1,777,050
Commercial Services — 8.2%
Akamai Technologies, Inc.(a) (b)	61,000	3,240,320
Convergys Corp.(b)	69,200	1,645,576
The Corporate Executive Board Co.(a)	19,075	1,672,877
Corrections Corp. of America(b)	32,450	1,467,713
Manpower, Inc.	21,600	1,618,488
Stericycle, Inc.(b)	38,150	2,880,325
		12,525,299
Communications — 1.1%
American Tower Corp. Cl. A(b)	44,712	1,666,863
Computer Programming Services — 1.8%
Cognizant Technology Solutions Corp. Cl. A(b)	36,250	2,797,050
Computers & Information — 6.7%
International Game Technology	62,850	2,903,670
Lexmark International, Inc. Cl. A(b)	24,100	1,764,120
Nuance Communications, Inc.(a) (b)	272,825	3,126,574
Western Digital Corp.(b)	117,875	2,411,722
		10,206,086
Containers — 1.2%
Bemis Co., Inc.	52,100	1,770,358

	Number of Shares	Market Value
Cosmetics & Personal Care — 0.9%
Alberto-Culver (Co.)	62,900	$1,349,205
Data Processing & Preparation — 1.4%
FactSet Research Systems, Inc.	38,150	2,154,712
Electric Utilities — 4.1%
Constellation Energy Group, Inc.	31,475	2,167,683
OGE Energy Corp.	45,100	1,804,000
PG&E Corp.	46,400	2,196,112
		6,167,795
Electrical Equipment & Electronics — 6.9%
Amphenol Corp. Cl. A	29,825	1,851,536
Lincoln Electric Holdings, Inc.	28,550	1,724,991
MEMC Electronic Materials, Inc.(b)	87,275	3,415,943
Nvidia Corp.(b)	92,725	3,431,752
		10,424,222
Energy — 3.0%
Holly Corp.	48,250	2,480,050
SEACOR Holdings, Inc.(b)	20,300	2,012,542
		4,492,592
Financial Services — 5.0%
Ameriprise Financial, Inc.	28,550	1,555,975
Chicago Mercantile Exchange Holdings, Inc.(a)	6,075	3,096,731
International Securities Exchange, Inc.(a)	27,300	1,277,367
T. Rowe Price Group, Inc.	39,400	1,724,538
		7,654,611
Foods — 1.0%
Corn Products International, Inc.	45,475	1,570,707
Healthcare — 2.3%
Covance, Inc.(b)	27,925	1,645,062
Laboratory Corp. of America Holdings(b)	25,775	1,893,689
		3,538,751
Heavy Machinery — 2.3%
Cameron International Corp.(b)	34,975	1,855,424
The Manitowoc Co., Inc.	27,925	1,659,583
		3,515,007
Household Products — 1.1%
Newell Rubbermaid, Inc.	58,475	1,692,851

	Number of Shares	Market Value
Insurance — 3.1%
Philadelphia Consolidated Holding Corp.(b)	36,875	$1,643,150
WellCare Health Plans, Inc.(b)	45,225	3,116,003
		4,759,153
Internet Content — 0.8%
BEA Systems, Inc.(b)	91,450	1,150,441
Lodging — 2.4%
Starwood Hotels & Resorts Worldwide, Inc.	34,300	2,143,750
Wynn Resorts Ltd.(a)	16,500	1,548,525
		3,692,275
Machinery & Components — 0.9%
FMC Technologies, Inc.(b)	21,600	1,331,208
Manufacturing — 1.1%
Lam Research Corp.(a) (b)	33,075	1,674,257
Medical Supplies — 3.2%
Applera Corp.-Applied Biosystems Group	50,875	1,866,604
Thermo Fisher Scientific, Inc.(b)	34,350	1,555,712
Waters Corp.(b)	28,700	1,405,439
		4,827,755
Metals & Mining — 7.4%
Allegheny Technologies, Inc.	33,625	3,049,115
Carpenter Technology Corp.	19,700	2,019,644
Goldcorp, Inc.	85,125	2,420,955
Precision Castparts Corp.	22,875	1,790,655
Tenaris SA ADR (Argentina)	38,150	1,903,304
		11,183,673
Pharmaceuticals — 3.4%
Celgene Corp.(a) (b)	66,075	3,801,295
Cephalon, Inc.(a) (b)	19,800	1,394,118
		5,195,413
Prepackaged Software — 3.8%
BMC Software, Inc.(b)	46,400	1,494,080
Intuit, Inc.(b)	64,800	1,977,048
Salesforce.com, Inc.(a) (b)	64,175	2,339,179
		5,810,307
Real Estate — 4.1%
Boston Properties, Inc.	14,000	1,566,320
CB Richard Ellis Group, Inc. Cl. A(b)	87,675	2,910,810
Jones Lang Lasalle, Inc.(a)	19,075	1,758,143
		6,235,273

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Retail — 5.0%
J.C. Penney Co., Inc.(a)	29,600	$2,289,856
Nutri/System, Inc.(a) (b)	36,875	2,337,506
Office Depot, Inc.(b)	42,575	1,625,088
The TJX Cos., Inc.	49,525	1,410,472
		7,662,922
Telephone Utilities — 4.2%
NII Holdings, Inc. Cl. B(a) (b)	36,875	2,376,225
Qwest Communications International, Inc.(b)	212,225	1,776,323
US Cellular Corp.(b)	31,725	2,207,743
		6,360,291
Toys, Games — 2.5%
Hasbro, Inc.	58,475	1,593,444
Mattel, Inc.	99,300	2,250,138
		3,843,582
TOTAL EQUITIES (Cost $128,331,408)		147,557,522
	Principal Amount
SHORT-TERM INVESTMENTS — 20.9%
Cash Equivalents — 18.9%(d)
Abbey National PLC Eurodollar Time Deposit 5.280% 01/05/2007	$714,426	714,426
American Beacon Money Market Fund(c)	246,730	246,730
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	1,044,157	1,044,157
Bank of America 5.270% 01/09/2007	549,556	549,556
Bank of America 5.310% 03/08/2007	549,556	549,556
Bank of America 5.320% 02/16/2007	164,867	164,867
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 01/30/2007	329,734	329,734
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 02/06/2007	1,099,113	1,099,113
Bank of Nova Scotia Eurodollar Time Deposit 5.300% 02/27/2007	714,423	714,423
The Bank of the West Eurodollar Time Deposit 5.285% 01/17/2007	274,778	274,778

	Principal Amount	Market Value
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	$549,556	$549,556
Barclays Eurodollar Time Deposit 5.310% 02/20/2007	549,556	549,556
Barclays Eurodollar Time Deposit 5.320% 02/13/2007	164,867	164,867
BGI Institutional Money Market Fund(c)	519,162	519,162
Calyon Eurodollar Time Deposit 5.290% 03/05/2007	824,335	824,335
Calyon Eurodollar Time Deposit 5.310% 02/16/2007	274,778	274,778
Calyon Eurodollar Time Deposit 5.310% 02/22/2007	274,778	274,778
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 01/29/2007	1,011,184	1,011,184
Citigroup Eurodollar Time Deposit 5.305% 03/05/2007	824,335	824,335
Citigroup Eurodollar Time Deposit 5.310% 03/16/2007	274,778	274,778
Commonwealth Bank of Australia Commercial Paper 5.291% 01/08/2007	549,556	549,556
Dexia Group Eurodollar Time Deposit 5.285% 01/16/2007	549,556	549,556
Dreyfus Cash Management Plus Money Market Fund(c)	196,300	196,300
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	92,044	92,044
Federal Home Loan Bank Discount Note 5.207% 01/19/2007	143,408	143,408
First Tennessee National Corp. Eurodollar Time Deposit 5.290% 01/18/2007	549,556	549,556
Fortis Bank Eurodollar Time Deposit 5.295% 01/02/2007	219,823	219,823
Fortis Bank Eurodollar Time Deposit 5.300% 01/24/2007	824,335	824,335

	Principal Amount	Market Value
Fortis Bank Eurodollar Time Deposit 5.300% 01/26/2007	$824,335	$824,335
Freddie Mac Discount Note 5.231% 01/23/2007	218,709	218,709
General Electric Capital Corp. Commercial Paper 5.296% 01/26/2007	274,778	274,778
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	492,316	492,316
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	769,379	769,379
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/25/2007	549,556	549,556
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.305% 03/14/2007	439,645	439,645
Lloyds TSB Bank Eurodollar Time Deposit 5.300% 02/26/2007	824,335	824,335
Marshall & Ilsley Bank Eurodollar Time Deposit 5.300% 03/19/2007	329,734	329,734
Rabobank Nederland Eurodollar Time Deposit 5.250% 01/02/2007	1,373,891	1,373,891
Rabobank Nederland Eurodollar Time Deposit 5.300% 03/05/2007	494,601	494,601
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/14/2007	549,556	549,556
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/15/2007	813,344	813,344
Royal Bank of Scotland Eurodollar Time Deposit 5.280% 01/11/2007	549,556	549,556
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 01/16/2007	109,911	109,911
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 02/09/2007	274,778	274,778
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	439,645	439,645
Societe Generale Eurodollar Time Deposit 5.270% 01/19/2007	1,099,113	1,099,113

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Societe Generale Eurodollar Time Deposit 5.290% 02/01/2007	$824,335	$824,335
Societe Generale Eurodollar Time Deposit 5.313% 01/02/2007	219,823	219,823
Svenska Handlesbanken Eurodollar Time Deposit 5.250% 01/02/2007	1,895,765	1,895,765
UBS AG Eurodollar Time Deposit 5.290% 01/02/2007	285,769	285,769
UBS AG Eurodollar Time Deposit 5.300% 01/04/2007	659,468	659,468
UBS AG Eurodollar Time Deposit 5.300% 01/05/2007	329,734	329,734
		28,721,323
Repurchase Agreement — 2.0%
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/2006, 3.50%, due 01/02/2007(e)	3,009,732	3,009,732
TOTAL SHORT-TERM INVESTMENTS (Cost $31,731,055)		31,731,055
TOTAL INVESTMENTS — 117.9% (Cost $160,062,463)(f)		179,288,577
Other Assets/ (Liabilities) — (17.9%)		(27,169,590)
NET ASSETS — 100.0%		$152,118,987

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Denotes all or a portion of security on loan. (Note 2).

(b)  Non-income producing security.

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $3,010,902. Collateralized by a U.S. Government Agency obligation with a rate of 8.625%, maturity date of 08/25/2027, and an aggregate market value, including accrued interest, of $3,160,218.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio of Investments

December 31, 2006

	Number of Shares	Market Value
EQUITIES — 98.0%
COMMON STOCK — 98.0%
Advertising — 3.9%
aQuantive, Inc.(a)	198,000	$4,882,680
Catalina Marketing Corp.	185,000	5,087,500
Clear Channel Outdoor Holdings, Inc. Cl. A(a)	218,900	6,109,499
Getty Images, Inc.(a)	20,600	882,092
Harte-Hanks, Inc.	28,400	786,964
Lamar Advertising Co.(a)	234,800	15,353,572
Monster Worldwide, Inc.(a)	231,600	10,801,824
Omnicom Group, Inc.	24,700	2,582,138
WPP Group PLC Sponsored ADR (United Kingdom)	42,800	2,899,272
		49,385,541
Aerospace & Defense — 2.0%
Alliant Techsystems, Inc.(a)	78,000	6,098,820
Empresa Brasileira de Aeronautica SA ADR (Brazil)(b)	32,300	1,337,543
Rockwell Collins, Inc.	267,400	16,923,746
Spirit AeroSystems Holdings, Inc. Cl. A(a)	42,700	1,429,169
		25,789,278
Air Transportation — 1.0%
SkyWest, Inc.	93,600	2,387,736
Southwest Airlines Co.	667,000	10,218,440
		12,606,176
Apparel, Textiles & Shoes — 0.4%
Coach, Inc.(a)	75,300	3,234,888
Ross Stores, Inc.	35,000	1,025,500
Urban Outfitters, Inc.(a) (b)	35,900	826,777
		5,087,165
Automotive & Parts — 1.0%
Harley-Davidson, Inc.	53,000	3,734,910
Oshkosh Truck Corp.	153,000	7,408,260
Winnebago Industries, Inc.(b)	24,800	816,168
		11,959,338
Banking, Savings & Loans — 1.5%
City National Corp.	8,500	605,200
First Horizon National Corp.	18,400	768,752

	Number of Shares	Market Value
Investors Financial Services Corp.	161,000	$6,869,870
Northern Trust Corp.	65,300	3,963,057
State Street Corp.	38,900	2,623,416
SVB Financial Group(a)	44,600	2,079,252
Synovus Financial Corp.	32,700	1,008,141
UCBH Holdings, Inc.	42,400	744,544
		18,662,232
Beverages — 0.2%
Cott Corp.(a) (b)	211,000	3,019,410
Broadcasting, Publishing & Printing — 0.3%
Citadel Broadcasting Corp.	70,900	706,164
The McGraw-Hill Companies, Inc.	8,600	584,972
Meredith Corp.	14,200	800,170
Salem Communications Corp. Cl. A	54,300	648,885
The Scripps (E.W.) Co. Cl. A	14,600	729,124
		3,469,315
Chemicals — 0.2%
Symyx Technologies, Inc.(a)	26,600	574,294
The Valspar Corp.	49,700	1,373,708
		1,948,002
Commercial Services — 7.6%
AerCap Holdings NV(a)	93,800	2,174,284
American Reprographics Co.(a)	32,600	1,085,906
Apollo Group, Inc. Cl. A(a) (b)	22,006	857,574
Block (H&R), Inc.(b)	24,900	573,696
Cintas Corp.	40,900	1,624,139
The Corporate Executive Board Co.(b)	29,600	2,595,920
Decode Genetics, Inc.(a) (b)	136,700	619,251
DeVry, Inc.	23,800	666,400
Dun & Bradstreet Corp.(a)	11,900	985,201
Ecolab, Inc.	39,600	1,789,920
Equifax, Inc.	25,500	1,035,300
Fastenal Co.	167,900	6,024,252
Fluor Corp.	25,800	2,106,570
Gen-Probe, Inc.(a)	92,400	4,838,988
Global Payments, Inc.	140,500	6,505,150
Iron Mountain, Inc.(a) (b)	211,450	8,741,343
ITT Educational Services, Inc.(a)	14,800	982,276

	Number of Shares	Market Value
Laureate Education, Inc.(a)	82,000	$3,987,660
LECG Corp.(a)	41,800	772,464
Manpower, Inc.	171,800	12,872,974
MoneyGram International, Inc.(b)	222,200	6,968,192
Moody's Corp.	26,200	1,809,372
Paychex, Inc.	79,000	3,123,660
QIAGEN NV(a) (b)	202,000	3,056,260
Quest Diagnostics, Inc.	24,300	1,287,900
Resources Connection, Inc.(a)	44,000	1,400,960
Ritchie Bros. Auctioneers, Inc.(b)	43,500	2,328,990
Robert Half International, Inc.(b)	167,300	6,210,176
SAIC, Inc.(a) (b)	94,700	1,684,713
Stericycle, Inc.(a)	26,900	2,030,950
United Rentals, Inc.(a) (b)	192,000	4,882,560
Universal Technical Institute, Inc.(a) (b)	22,100	490,841
		96,113,842
Communications — 5.2%
American Tower Corp. Cl. A(a)	356,800	13,301,504
Ciena Corp.(a)	109,000	3,020,390
Crown Castle International Corp.(a)	448,800	14,496,240
EchoStar Communications Corp. Cl. A(a)	78,000	2,966,340
Harris Corp.	186,000	8,529,960
Rogers Communications, Inc. Cl. B(b)	187,275	11,161,590
SBA Communications Corp. Cl. A(a)	208,500	5,733,750
XM Satellite Radio Holdings, Inc. Cl. A(a) (b)	430,000	6,213,500
		65,423,274
Computer & Other Data Processing Service — 0.3%
Baidu.com ADR (China)(a) (b)	12,500	1,409,000
IHS, Inc. Cl. A(a)	66,400	2,621,472
		4,030,472
Computer Integrated Systems Design — 2.5%
Autodesk, Inc.(a)	190,400	7,703,584
Avid Technology, Inc.(a) (b)	138,400	5,156,784

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Cadence Design Systems, Inc.(a) (b)	44,000	$788,040
Cogent, Inc.(a) (b)	243,400	2,679,834
F5 Networks, Inc.(a)	8,900	660,469
Jack Henry & Associates, Inc.	214,000	4,579,600
National Instruments Corp.	29,000	789,960
Synopsys, Inc.(a)	33,100	884,763
Teradyne, Inc.(a) (b)	493,900	7,388,744
Websense, Inc.(a)	30,200	689,466
		31,321,244
Computer Programming Services — 1.1%
Cognizant Technology Solutions Corp. Cl. A(a)	32,600	2,515,416
VeriSign, Inc.(a) (b)	470,900	11,325,145
		13,840,561
Computer Related Services — 1.4%
CACI International, Inc. Cl. A(a)	95,000	5,367,500
Checkfree Corp.(a) (b)	193,300	7,762,928
CNET Networks, Inc.(a) (b)	460,000	4,181,400
		17,311,828
Computers & Information — 2.9%
CDW Corp.	15,200	1,068,864
Cognos, Inc.(a)	19,900	844,954
Comverse Technology, Inc.(a)	108,000	2,279,880
International Game Technology	300,600	13,887,720
Jabil Circuit, Inc.	312,200	7,664,510
Satyam Computer Services Ltd. ADR (India)(b)	60,600	1,455,006
Seagate Technology	59,000	1,563,500
Symbol Technologies, Inc.	502,000	7,499,880
Zebra Technologies Corp. Cl. A(a) (b)	22,000	765,380
		37,029,694
Containers — 0.1%
Sealed Air Corp.	13,300	863,436
Cosmetics & Personal Care — 0.2%
Avon Products, Inc.(b)	92,600	3,059,504
Data Processing & Preparation — 0.2%
FactSet Research Systems, Inc.	18,300	1,033,584
Fiserv, Inc.(a)	13,100	686,702
SEI Investments Co.	9,900	589,644
		2,309,930

	Number of Shares	Market Value
Electric Utilities — 0.3%
AES Corp.(a)	148,400	$3,270,736
Electrical Equipment & Electronics — 9.4%
Altera Corp.(a)	499,800	9,836,064
Ametek, Inc.	363,300	11,567,472
Analog Devices, Inc.	85,000	2,793,950
Broadcom Corp. Cl. A(a) (b)	55,500	1,793,205
Cymer, Inc.(a)	20,400	896,580
Dolby Laboratories, Inc. Cl. A(a)	158,200	4,907,364
Fairchild Semiconductor International, Inc.(a)	174,400	2,931,664
First Solar, Inc.(a)	67,500	2,011,500
Flextronics International Ltd.(a) (b)	458,000	5,257,840
FLIR Systems, Inc.(a) (b)	217,800	6,932,574
Garmin Ltd.(b)	82,600	4,597,516
Gentex Corp.(b)	43,600	678,416
Integrated Device Technology, Inc.(a)	65,000	1,006,200
Intersil Corp. Cl. A(b)	304,800	7,290,816
KLA-Tencor Corp.(b)	13,700	681,575
Linear Technology Corp.	114,200	3,462,544
Marvell Technology Group Ltd.(a) (b)	535,400	10,274,326
Maxim Integrated Products, Inc.(b)	92,000	2,817,040
MEMC Electronic Materials, Inc.(a)	34,000	1,330,760
Microchip Technology, Inc.	278,100	9,093,870
National Semiconductor Corp.(b)	303,000	6,878,100
PMC-Sierra, Inc.(a) (b)	533,000	3,576,430
QLogic Corp.(a)	39,100	857,072
Semtech Corp.(a)	43,300	565,931
Silicon Laboratories, Inc.(a)	43,700	1,514,205
Spansion LLC Cl. A(a)	160,000	2,377,600
SunPower Corp. Cl. A(a) (b)	65,000	2,416,050
Xilinx, Inc.	402,100	9,574,001
		117,920,665
Energy — 4.4%
Bill Barrett Corp.(a) (b)	32,500	884,325
BJ Services Co.	372,000	10,907,040
CNX Gas Corp.(a)	29,400	749,700
Compton Petroleum Corp.(a)	87,800	800,736
Core Laboratories NV(a)	15,800	1,279,800
Diamond Offshore Drilling, Inc.(b)	11,600	927,304
EOG Resources, Inc.	162,000	10,116,900

	Number of Shares	Market Value
Mariner Energy, Inc.(a)	54,000	$1,058,400
Murphy Oil Corp.	151,000	7,678,350
Nabors Industries Ltd.(a)	35,000	1,042,300
TETRA Technologies, Inc.(a)	104,700	2,678,226
Ultra Petroleum Corp.(a)	21,000	1,002,750
Weatherford International Ltd.(a)	44,000	1,838,760
The Williams Cos., Inc.	102,100	2,666,852
XTO Energy, Inc.	247,567	11,648,027
		55,279,470
Entertainment & Leisure — 0.5%
Brunswick Corp.	18,300	583,770
DreamWorks Animation SKG, Inc. Cl. A(a) (b)	145,700	4,296,693
Shuffle Master, Inc.(a) (b)	47,350	1,240,570
WMS Industries, Inc.(a) (b)	18,300	637,938
		6,758,971
Financial Services — 4.8%
Affiliated Managers Group, Inc.(a) (b)	5,700	599,241
BlackRock, Inc. Cl. A(b)	15,000	2,278,500
CBOT Holdings, Inc. Cl. A(a) (b)	29,200	4,422,924
Chicago Mercantile Exchange Holdings, Inc.(b)	7,200	3,670,200
E*TRADE Financial Corp.(a) (b)	341,400	7,654,188
East West Bancorp, Inc.	16,700	591,514
Eaton Vance Corp.	264,000	8,714,640
Federated Investors, Inc. Cl. B	31,000	1,047,180
Fidelity National Information Services, Inc.	125,600	5,035,304
IntercontinentalExchange, Inc.(a)	69,500	7,499,050
International Securities Exchange, Inc.(b)	17,900	837,541
Janus Capital Group, Inc.	28,100	606,679
Lazard Ltd. Cl. A(b)	20,400	965,736
Legg Mason, Inc.	57,090	5,426,405
Nuveen Investments, Inc. Cl. A	139,900	7,258,012
Nymex Holdings Inc.(a) (b)	6,900	855,669
optionsXpress Holdings, Inc.	34,700	787,343
The Charles Schwab Corp.	60,200	1,164,268
TD Ameritrade Holding Corp.	34,300	554,974
		59,969,368

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Foods — 0.7%
The Hershey Co.(b)	50,000	$2,490,000
McCormick & Co., Inc.	22,100	852,176
Panera Bread Co. Cl. A(a) (b)	42,400	2,370,584
Wrigley (Wm.) Jr. Co.	49,175	2,543,331
		8,256,091
Healthcare — 5.0%
Community Health Systems, Inc.(a)	155,000	5,660,600
Coventry Health Care, Inc.(a)	95,100	4,759,755
DaVita, Inc.(a)	75,850	4,314,348
Elan Corp. PLC Sponsored ADR (Ireland)(a) (b)	418,000	6,165,500
Express Scripts, Inc.(a)	108,000	7,732,800
Health Management Associates, Inc. Cl. A	246,500	5,203,615
Health Net, Inc.(a)	137,000	6,666,420
Healthways, Inc.(a) (b)	27,700	1,321,567
Human Genome Sciences, Inc.(a) (b)	178,000	2,214,320
Humana, Inc.(a)	29,300	1,620,583
Laboratory Corp. of America Holdings(a) (b)	53,900	3,960,033
LifePoint Hospitals, Inc.(a) (b)	23,000	775,100
Lincare Holdings, Inc.(a) (b)	40,400	1,609,536
Manor Care, Inc.(b)	243,600	11,429,712
		63,433,889
Heavy Construction — 0.1%
Foster Wheeler Ltd.(a)	18,600	1,025,604
Heavy Machinery — 0.7%
Cameron International Corp.(a)	169,500	8,991,975
Home Construction, Furnishings & Appliances — 1.2%
Centex Corp.(b)	15,000	844,050
Harman International Industries, Inc.	99,800	9,971,018
HNI Corp.(b)	13,600	603,976
KB Home	17,800	912,784
Lennar Corp. Cl. A	20,100	1,054,446
Meritage Homes Corp.(a) (b)	15,200	725,344
Pulte Homes, Inc.	19,800	655,776
Toll Brothers, Inc.(a) (b)	26,400	850,872
		15,618,266

	Number of Shares	Market Value
Household Products — 0.1%
The Clorox Co.	21,000	$1,347,150
Industrial – Distribution — 0.1%
Grainger (W.W.), Inc.	26,200	1,832,428
Industrial – Diversified — 0.8%
Danaher Corp.	54,600	3,955,224
ITT Industries, Inc.	117,900	6,699,078
		10,654,302
Information Retrieval Services — 1.4%
ChoicePoint, Inc.(a)	169,900	6,690,662
Digital River, Inc.(a)	17,200	959,588
Juniper Networks, Inc.(a)	456,100	8,638,534
Sina Corp.(a) (b)	34,900	1,001,630
		17,290,414
Insurance — 2.1%
Ambac Financial Group, Inc.	6,800	605,676
Arch Capital Group Ltd.(a)	20,800	1,406,288
Assurant, Inc.(b)	108,000	5,967,000
Axis Capital Holdings Ltd.	195,900	6,537,183
Brown & Brown, Inc.	48,500	1,368,185
Cigna Corp.	14,000	1,841,980
Markel Corp.(a)	2,560	1,229,056
Marsh & McLennan Cos., Inc.	19,300	591,738
MBIA, Inc.	8,100	591,786
OneBeacon Insurance Group Ltd.(a)	31,500	882,000
Principal Financial Group, Inc.	65,000	3,815,500
RenaissanceRe Holdings Ltd.	9,700	582,000
Willis Group Holdings Ltd.	14,300	567,853
		25,986,245
Lodging — 1.8%
Boyd Gaming Corp.	13,900	629,809
Choice Hotels International, Inc.	41,000	1,726,100
Hilton Hotels Corp.	98,700	3,444,630
Marriott International, Inc. Cl. A	73,800	3,521,736
Melco PBL Entertainment Ltd. ADR (Hong Kong)(a) (b)	9,700	206,222
Starwood Hotels & Resorts Worldwide, Inc.	34,300	2,143,750
Station Casinos, Inc.(b)	7,900	645,193
Wynn Resorts Ltd.(b)	115,900	10,877,215
		23,194,655

	Number of Shares	Market Value
Machinery & Components — 3.6%
FMC Technologies, Inc.(a)	149,000	$9,182,870
Graco, Inc.	46,000	1,822,520
Grant Prideco, Inc.(a)	68,800	2,736,176
IDEX Corp.	18,550	879,456
Joy Global, Inc.	30,500	1,474,370
Pall Corp.	18,700	646,085
Roper Industries, Inc.	305,000	15,323,200
Smith International, Inc.(b)	322,500	13,245,075
		45,309,752
Manufacturing — 0.7%
American Standard Cos., Inc.	129,000	5,914,650
Avery Dennison Corp.	17,300	1,175,189
Lam Research Corp.(a)	19,900	1,007,338
Millipore Corp.(a) (b)	12,500	832,500
		8,929,677
Medical Supplies — 4.1%
Allergan, Inc.	27,455	3,287,462
American Medical Systems Holdings, Inc.(a)	45,300	838,956
ArthoCare Corp.(a) (b)	19,900	794,408
Bard (C.R.), Inc.	48,500	4,024,045
Becton, Dickinson & Co.	8,100	568,215
Dade Behring Holdings, Inc.	21,700	863,877
Dentsply International, Inc.	21,400	638,790
Edwards Lifesciences Corp.(a)	180,900	8,509,536
Henry Schein, Inc.(b)	25,500	1,248,990
Hologic, Inc.(a) (b)	12,700	600,456
II-VI, Inc.(a)	31,200	871,728
Integra LifeSciences Holdings Corp.(a) (b)	17,600	749,584
Kyphon, Inc.(a) (b)	28,400	1,147,360
Patterson Cos., Inc.(a)	22,100	784,771
Resmed, Inc.(a)	88,300	4,346,126
Respironics, Inc.(a)	29,100	1,098,525
St. Jude Medical, Inc.(a)	210,700	7,703,192
Techne Corp.(a)	36,300	2,012,835
Thermo Fisher Scientific, Inc.(a) (b)	127,100	5,756,359
Varian Medical Systems, Inc.(a)	32,200	1,531,754
Ventana Medical Systems, Inc.(a)	16,200	697,086
Waters Corp.(a)	42,300	2,071,431
Zimmer Holdings, Inc.(a)	24,300	1,904,634
		52,050,120

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Metals & Mining — 1.8%
CONSOL Energy, Inc.	287,400	$9,234,162
Foundation Coal Holdings, Inc.	111,000	3,525,360
Newmont Mining Corp.	53,000	2,392,950
Precision Castparts Corp.	45,100	3,530,428
Teck Cominco Ltd. Cl. B	54,000	4,068,900
		22,751,800
Pharmaceuticals — 7.0%
Alkermes, Inc.(a)	223,200	2,984,184
Amylin Pharmaceuticals, Inc.(a) (b)	50,000	1,803,500
Atherogenics, Inc.(a) (b)	60,800	602,528
Barr Pharmaceuticals, Inc.(a)	156,000	7,818,720
Celgene Corp.(a)	69,600	4,004,088
Cephalon, Inc.(a) (b)	194,900	13,722,909
Charles River Laboratories International, Inc.(a)	16,700	722,275
Genzyme Corp.(a)	14,000	862,120
Gilead Sciences, Inc.(a)	53,000	3,441,290
Invitrogen Corp.(a)	11,100	628,149
Martek Biosciences Corp.(a) (b)	26,500	618,510
Medco Health Solutions, Inc.(a)	53,900	2,880,416
MedImmune, Inc.(a) (b)	346,900	11,229,153
Millennium Pharmaceuticals, Inc.(a) (b)	74,500	812,050
Nektar Therapeutics(a) (b)	41,500	631,215
Neurocrine Biosciences, Inc.(a) (b)	62,200	648,124
Omnicare, Inc.(b)	174,400	6,737,072
OSI Pharmaceuticals, Inc.(a) (b)	82,000	2,868,360
PDL BioPharma, Inc.(a) (b)	153,100	3,083,434
Sepracor, Inc.(a)	136,700	8,417,986
Sigma-Aldrich Corp.	11,600	901,552
Theravance, Inc.(a)	101,200	3,126,068
Valeant Pharmaceuticals International	241,000	4,154,840
Vertex Pharmaceuticals, Inc.(a)	155,200	5,807,584
		88,506,127
Prepackaged Software — 4.5%
Activision, Inc.(a) (b)	79,810	1,375,924
Adobe Systems, Inc.(a)	141,000	5,797,920
Check Point Software Technologies Ltd.(a)	38,300	839,536

	Number of Shares	Market Value
Citrix Systems, Inc.(a)	40,500	$1,095,525
DST Systems, Inc.(a) (b)	175,600	10,997,828
Electronic Arts, Inc.(a)	56,800	2,860,448
Fair Isaac Corp.	20,700	841,455
Hyperion Solutions Corp.(a)	20,700	743,958
Intuit, Inc.(a)	186,400	5,687,064
McAfee, Inc.(a)	174,400	4,949,472
NAVTEQ Corp.(a) (b)	258,400	9,036,248
Red Hat, Inc.(a) (b)	364,800	8,390,400
Salesforce.com, Inc.(a)	66,000	2,405,700
THQ, Inc.(a) (b)	34,250	1,113,810
		56,135,288
Restaurants — 1.0%
The Cheesecake Factory(a)	172,200	4,236,120
P.F. Chang's China Bistro, Inc.(a) (b)	67,000	2,571,460
Tim Hortons, Inc.	182,800	5,293,888
		12,101,468
Retail — 6.0%
Advance Auto Parts, Inc.	176,200	6,265,672
Amazon.com, Inc.(a) (b)	289,400	11,419,724
Bed Bath & Beyond, Inc.(a) (b)	230,400	8,778,240
Best Buy Co., Inc.	96,000	4,722,240
Carmax, Inc.(a)	109,000	5,845,670
Dick's Sporting Goods, Inc.(a) (b)	18,900	925,911
Dollar General Corp.	56,300	904,178
Family Dollar Stores, Inc.	37,600	1,102,808
Fred's, Inc.(b)	48,500	583,940
Men's Wearhouse, Inc.	26,900	1,029,194
MSC Industrial Direct Co. Cl. A	26,000	1,017,900
O'Reilly Automotive, Inc.(a) (b)	224,600	7,200,676
Petsmart, Inc.	327,200	9,442,992
Shoppers Drug Mart Corp.	23,000	994,235
Shoppers Mart Corp. CAD	72,000	3,112,388
Staples, Inc.	60,750	1,622,025
Tiffany & Co.	68,000	2,668,320
The TJX Cos., Inc.	93,700	2,668,576
Tractor Supply Co.(a)	19,200	858,432
Williams-Sonoma, Inc.(b)	148,300	4,662,552
		75,825,673
Retail – Grocery — 0.2%
Whole Foods Market, Inc.(b)	41,000	1,924,130

	Number of Shares	Market Value
Telecommunications — 0.4%
Time Warner Telecom, Inc. Cl. A(a)	273,800	$5,456,834
Telephone Utilities — 1.5%
ADTRAN, Inc.	105,000	2,383,500
Amdocs Ltd.(a)	193,000	7,478,750
Leap Wireless International, Inc.(a)	105,000	6,244,350
NeuStar, Inc. Cl. A(a) (b)	32,300	1,047,812
NII Holdings, Inc. Cl. B(a)	32,000	2,062,080
		19,216,492
Transportation — 1.8%
Discovery Holding Co. Cl. A(a)	303,700	4,886,533
Expeditors International of Washington, Inc.	56,300	2,280,150
Landstar System, Inc.	55,600	2,122,808
Robinson (C.H.) Worldwide, Inc.(b)	43,600	1,782,804
Royal Caribbean Cruises Ltd.	25,900	1,071,742
Thor Industries, Inc.(b)	18,900	831,411
UTI Worldwide, Inc.	307,800	9,203,220
		22,178,668
TOTAL EQUITIES (Cost $985,393,562)		1,234,446,500
MUTUAL FUND — 0.0%
Financial Services
Government Reserve Investment Fund	101,933	101,933
TOTAL MUTUAL FUND (Cost $101,933)		101,933
TOTAL LONG TERM INVESTMENTS (Cost $985,495,495)		1,234,548,433
	Principal Amount
SHORT-TERM INVESTMENTS — 16.5%
Cash Equivalents — 14.3%(d)
Abbey National PLC Eurodollar Time Deposit 5.280% 01/05/2007	$4,490,825	4,490,825
American Beacon |Money Market Fund(c)	1,550,931	1,550,931
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	6,563,513	6,563,513

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Bank of America 5.270% 01/09/2007	$3,454,480	$3,454,480
Bank of America 5.310% 03/08/2007	3,454,480	3,454,480
Bank of America 5.320% 02/16/2007	1,036,343	1,036,343
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 01/30/2007	2,072,689	2,072,689
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 02/06/2007	6,908,962	6,908,962
Bank of Nova Scotia Eurodollar Time Deposit 5.300% 02/27/2007	4,490,824	4,490,824
The Bank of the West Eurodollar Time Deposit 5.285% 01/17/2007	1,727,241	1,727,241
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	3,454,481	3,454,481
Barclays Eurodollar Time Deposit 5.310% 02/20/2007	3,454,481	3,454,481
Barclays Eurodollar Time Deposit 5.320% 02/13/2007	1,036,344	1,036,344
BGI Institutional Money Market Fund(c)	3,263,425	3,263,425
Calyon Eurodollar Time Deposit 5.290% 03/05/2007	5,181,722	5,181,722
Calyon Eurodollar Time Deposit 5.310% 02/16/2007	1,727,241	1,727,241
Calyon Eurodollar Time Deposit 5.310% 02/22/2007	1,727,241	1,727,241
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 01/29/2007	6,356,245	6,356,245
Citigroup Eurodollar Time Deposit 5.305% 03/05/2007	5,181,722	5,181,722
Citigroup Eurodollar Time Deposit 5.310% 03/16/2007	1,727,241	1,727,241
Commonwealth Bank of Australia Commercial Paper 5.291% 01/08/2007	3,454,481	3,454,481

	Principal Amount	Market Value
Dexia Group Eurodollar Time Deposit 5.285% 01/16/2007	$3,454,481	$3,454,481
Dreyfus Cash Management Plus Money Market Fund(c)	1,233,932	1,233,932
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	578,585	578,585
Federal Home Loan Bank Discount Note 5.207% 01/19/2007	901,456	901,456
First Tennessee National Corp. Eurodollar Time Deposit 5.290% 01/18/2007	3,454,481	3,454,481
Fortis Bank Eurodollar Time Deposit 5.295% 01/02/2007	1,381,792	1,381,792
Fortis Bank Eurodollar Time Deposit 5.300% 01/24/2007	5,181,722	5,181,722
Fortis Bank Eurodollar Time Deposit 5.300% 01/26/2007	5,181,722	5,181,722
Freddie Mac Discount Note 5.231% 01/23/2007	1,374,793	1,374,793
General Electric Capital Corp. Commercial Paper 5.296% 01/26/2007	1,727,241	1,727,241
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	3,094,671	3,094,671
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	4,836,273	4,836,273
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/25/2007	3,454,481	3,454,481
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.305% 03/14/2007	2,763,584	2,763,584
Lloyds TSB Bank Eurodollar Time Deposit 5.300% 02/26/2007	5,181,722	5,181,722

	Principal Amount	Market Value
Marshall & Ilsley Bank Eurodollar Time Deposit 5.300% 03/19/2007	$2,072,689	$2,072,689
Rabobank Nederland Eurodollar Time Deposit 5.250% 01/02/2007	8,636,203	8,636,203
Rabobank Nederland Eurodollar Time Deposit 5.300% 03/05/2007	3,109,033	3,109,033
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/14/2007	3,454,481	3,454,481
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/15/2007	5,112,632	5,112,632
Royal Bank of Scotland Eurodollar Time Deposit 5.280% 01/11/2007	3,454,481	3,454,481
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 01/16/2007	690,897	690,897
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 02/09/2007	1,727,241	1,727,241
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	2,763,584	2,763,584
Societe Generale Eurodollar Time Deposit 5.270% 01/19/2007	6,908,962	6,908,962
Societe Generale Eurodollar Time Deposit 5.290% 02/01/2007	5,181,722	5,181,722
Societe Generale Eurodollar Time Deposit 5.313% 01/02/2007	1,381,792	1,381,792
Svenska Handlesbanken Eurodollar Time Deposit 5.250% 01/02/2007	11,916,671	11,916,671
UBS AG Eurodollar Time Deposit 5.290% 01/02/2007	1,796,330	1,796,330
UBS AG Eurodollar Time Deposit 5.300% 01/04/2007	4,145,377	4,145,377
UBS AG Eurodollar Time Deposit 5.300% 01/05/2007	2,072,689	2,072,689
		180,540,632

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Repurchase Agreement — 2.2%
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/2006, 3.50%, due 01/02/2007(f)	$27,559,438	$27,559,438
TOTAL SHORT-TERM INVESTMENTS (Cost $208,100,070)		208,100,070
TOTAL INVESTMENTS — 114.5% (Cost $1,193,595,565)(e)		1,442,648,503
Other Assets/ (Liabilities) — (14.5%)		(182,430,517)
NET ASSETS — 100.0%		$1,260,217,986

Notes to Portfolio of Investments

ADR - American Depository Receipt

CAD - Canadian Dollar

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  See Note 6 for aggregate cost for Federal tax purposes.

(f)  Maturity value of $27,570,156. Collateralized by a U.S. Government Agency obligation with a rate of 5.75%, maturity date of 06/15/2034, and an aggregate market value, including accrued interest, of $28,937,410.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments

December 31, 2006

	Number of Shares	Market Value
EQUITIES — 92.7%
COMMON STOCK — 92.7%
Advertising — 1.4%
Catalina Marketing Corp.	99,280	$2,730,200
Focus Media Holding Ltd. ADR (China)(a)	27,640	1,835,020
Getty Images, Inc.(a) (b)	104,550	4,476,831
		9,042,051
Aerospace & Defense — 0.5%
Orbital Sciences Corp.(a)	18,900	348,516
Transdigm Group, Inc.(a)	67,690	1,794,462
Triumph Group, Inc.	22,730	1,191,734
		3,334,712
Air Transportation — 1.1%
Airtran Holdings, Inc.(a) (b)	126,300	1,482,762
Copa Holdings SA Cl. A	42,650	1,985,784
Gol Linhas Aereas Inteligentes SA ADR (Brazil)(b)	42,140	1,208,154
JetBlue Airways Corp.(a) (b)	160,600	2,280,520
		6,957,220
Apparel, Textiles & Shoes — 2.0%
Childrens Place(a) (b)	23,560	1,496,531
Citi Trends, Inc.(a) (b)	24,800	983,072
DSW, Inc. Cl. A(a) (b)	17,740	684,232
Heelys Inc.(a) (b)	107,800	3,461,458
Skechers U.S.A., Inc. Cl. A(a)	108,320	3,608,139
Tween Brands, Inc.(a) (b)	28,350	1,132,015
Urban Outfitters, Inc.(a)	35,100	808,353
		12,173,800
Automotive & Parts — 3.1%
Comtech Group, Inc.(a) (b)	235,200	4,278,288
LKQ Corp.(a)	410,678	9,441,487
Tenneco, Inc.(a)	86,600	2,140,752
TRW Automotive Holdings Corp.(a)	76,200	1,971,294
United Auto Group, Inc.	73,200	1,725,324
		19,557,145
Banking, Savings & Loans — 2.5%
Advanta Corp. Cl. B	50,600	2,207,678
Euronet Worldwide, Inc.(a) (b)	169,000	5,017,610

	Number of Shares	Market Value
Financial Federal Corp.(b)	192,724	$5,668,013
First Community Bancorp(b)	54,760	2,862,305
Signature Bank(a)	3,400	105,332
		15,860,938
Broadcasting, Publishing & Printing — 1.1%
Central European Media Enterprises Ltd.(a) (b)	13,190	923,300
Charter Communications, Inc. Cl. A(a) (b)	882,900	2,701,674
LodgeNet Entertainment Corp.(a)	64,700	1,619,441
TiVo, Inc.(a) (b)	285,900	1,463,808
		6,708,223
Building Materials & Construction — 0.1%
Beacon Roofing Supply, Inc.(a) (b)	47,833	900,217
Chemicals — 1.6%
Agrium, Inc.(b)	52,150	1,642,203
Cytec Industries, Inc.	37,200	2,102,172
Hercules, Inc.(a)	108,800	2,100,928
Minerals Technologies, Inc.	35,700	2,098,803
Terra Industries, Inc.(a)	129,800	1,555,004
VeraSun Energy(a) (b)	19,000	375,250
		9,874,360
Commercial Services — 9.2%
AerCap Holdings NV(a)	22,100	512,278
American Reprographics Co.(a)	51,780	1,724,792
Bowne & Co., Inc.	110,000	1,753,400
The Corporate Executive Board Co.(b)	87,000	7,629,900
Ctrip.com International Ltd. ADR (China)(b)	16,960	1,059,661
Harris Interactive, Inc.(a)	220,100	1,109,304
Incyte Corp.(a)	170,500	995,720
ITT Educational Services, Inc.(a)	177,500	11,780,675
Jackson Hewitt Tax Service, Inc.	80,860	2,746,814
Magellan Health Services, Inc.(a)	32,800	1,417,616
Mobile Mini, Inc.(a)	116,500	3,138,510
MoneyGram International, Inc.	67,040	2,102,374
Move, Inc.(a)	218,910	1,206,194
PeopleSupport, Inc.(a)	65,220	1,372,881

	Number of Shares	Market Value
Resources Connection, Inc.(a)	55,060	$1,753,110
Sotheby's	36,400	1,129,128
Stericycle, Inc.(a)	23,900	1,804,450
Stewart Enterprises, Inc. Cl. A	289,700	1,810,625
TeleTech Holdings, Inc.(a) (b)	147,710	3,527,315
Vertrue, Inc.(a) (b)	59,300	2,277,713
VistaPrint Ltd.(a)	95,330	3,156,376
Washington Group International, Inc.(a)	50,505	3,019,694
Waste Connections, Inc.(a)	20,300	843,465
		57,871,995
Communications — 1.0%
Polycom, Inc.(a)	94,030	2,906,467
Powerwave Technologies, Inc.(a)	157,800	1,017,810
Sonus Networks, Inc.(a) (b)	347,480	2,289,893
		6,214,170
Computer & Other Data Processing Service — 1.3%
Baidu.com ADR (China)(a) (b)	13,180	1,485,650
IHS, Inc. Cl. A(a)	61,050	2,410,254
LoopNet, Inc.(a) (b)	270,300	4,049,094
		7,944,998
Computer Integrated Systems Design — 0.5%
Mentor Graphics Corp.(a)	76,160	1,373,165
Sapient Corp.(a) (b)	276,000	1,515,240
		2,888,405
Computer Maintenance & Repair — 0.4%
Electronics for Imaging, Inc.(a) (b)	104,600	2,780,268
Computer Related Services — 1.9%
Checkfree Corp.(a)	233,249	9,367,280
Ingram Micro, Inc. Cl. A(a)	129,800	2,649,218
		12,016,498
Computers & Information — 3.0%
Rackable Systems, Inc.(a) (b)	194,200	6,014,374
Redback Networks, Inc.(a) (b)	73,840	1,841,570
Scientific Games Corp. Cl. A(a)	244,100	7,379,143

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
VeriFone Holdings, Inc.(a) (b)	97,024	$3,434,650
		18,669,737
Consumer Services — 0.1%
Icon PLC Sponsored ADR (United Kingdom)(a)	19,400	731,380
Cosmetics & Personal Care — 0.3%
Nu Skin Enterprises, Inc. Cl. A	106,800	1,946,964
Data Processing & Preparation — 3.4%
The BISYS Group, Inc.(a)	141,700	1,829,347
FactSet Research Systems, Inc.	264,684	14,949,352
S1 Corp.(a)	326,400	1,798,464
The TriZetto Group, Inc.(a) (b)	161,290	2,962,897
		21,540,060
Electric Utilities — 0.3%
El Paso Electric Co.(a)	67,500	1,644,975
Electrical Equipment & Electronics — 3.5%
Benchmark Electronics, Inc.(a) (b)	66,450	1,618,722
Cypress Semiconductor Corp.(a) (b)	63,300	1,067,871
Energy Conversion Devices, Inc.(a) (b)	41,200	1,399,976
Esterline Technologies Corp.(a)	45,400	1,826,442
Hexcel Corp.(a) (b)	108,500	1,888,985
ON Semiconductor Corp.(a) (b)	245,200	1,856,164
Photon Dynamics, Inc.(a)	114,600	1,339,674
QLogic Corp.(a)	67,570	1,481,134
Semtech Corp.(a)	123,900	1,619,373
Silicon-On-Insulator Technologies(a)	52,150	1,833,073
Teledyne Technologies, Inc.(a)	67,880	2,724,024
Trident Microsystems, Inc.(a)	93,300	1,696,194
Varian Semiconductor Equipment Associates, Inc.(a)	39,780	1,810,786
		22,162,418
Energy — 4.7%
Arch Coal, Inc.(b)	45,910	1,378,677
Bill Barrett Corp.(a) (b)	225,400	6,133,134
Cabot Oil & Gas Corp. Cl. A	23,220	1,408,293

	Number of Shares	Market Value
Complete Production Services, Inc.(a)	80,930	$1,715,716
Comstock Resources, Inc.(a)	63,400	1,969,204
Denbury Resources, Inc.(a)	50,000	1,389,500
Grey Wolf, Inc.(a) (b)	163,500	1,121,610
Newfield Exploration Co.(a)	157,700	7,246,315
OPTI Canada, Inc. CAD(a)	101,100	1,725,789
TETRA Technologies, Inc.(a)	50,400	1,289,232
UGI Corp.	63,000	1,718,640
Whiting Petroleum Corp.(a) (b)	44,500	2,073,700
		29,169,810
Entertainment & Leisure — 3.7%
Churchill Downs, Inc.	36,100	1,542,914
DreamWorks Animation SKG, Inc. Cl. A(a) (b)	83,200	2,453,568
Gaylord Entertainment(a)	224,700	11,443,971
Live Nation, Inc.(a)	48,750	1,092,000
Pinnacle Entertainment, Inc.(a)	38,860	1,287,820
Shuffle Master, Inc.(a) (b)	214,400	5,617,280
		23,437,553
Financial Services — 1.0%
Aberdeen Asset Management PLC	409,120	1,524,322
Jones Soda Co.(a)	54,800	674,040
The Nasdaq Stock Market, Inc.(a) (b)	46,700	1,437,893
Nuveen Investments, Inc. Cl. A	26,760	1,388,309
Redwood Trust, Inc.	20,300	1,179,024
		6,203,588
Foods — 1.5%
Panera Bread Co. Cl. A(a) (b)	94,300	5,272,313
United Natural Foods, Inc.(a) (b)	114,300	4,105,656
		9,377,969
Healthcare — 5.6%
Allscripts Healthcare Solutions, Inc.(a) (b)	342,500	9,244,075
AmSurg Corp.(a) (b)	253,700	5,835,100
Community Health Systems, Inc.(a) (b)	46,200	1,687,224
Genesis HealthCare Corp.(a) (b)	40,700	1,922,261
Healthways, Inc.(a) (b)	191,450	9,134,080

	Number of Shares	Market Value
Human Genome Sciences, Inc.(a) (b)	117,200	$1,457,968
LifePoint Hospitals, Inc.(a)	42,660	1,437,642
Manor Care, Inc.(b)	30,100	1,412,292
Matria Healthcare, Inc.(a) (b)	54,650	1,570,095
Symbion, Inc.(a) (b)	58,970	1,091,535
		34,792,272
Heavy Machinery — 2.2%
Bucyrus International, Inc. Cl. A	171,425	8,872,958
Flow International Corp.(a) (b)	96,850	1,067,287
Goodman Global, Inc.(a)	104,360	1,794,992
Verigy Ltd.(a) (b)	104,800	1,860,200
		13,595,437
Home Construction, Furnishings & Appliances — 1.0%
DTS, Inc.(a)	133,300	3,224,527
Fossil, Inc.(a)	78,210	1,765,982
Williams Scotsman International, Inc.(a)	63,950	1,254,699
		6,245,208
Household Products — 0.7%
Ferro Corp.(b)	118,000	2,441,420
Jarden Corp.(a) (b)	57,750	2,009,123
		4,450,543
Information Retrieval Services — 1.3%
CoStar Group, Inc.(a) (b)	103,500	5,543,460
DealerTrack Holdings, Inc.(a)	78,300	2,303,586
		7,847,046
Insurance — 2.6%
Allied World Assurance Holdings Ltd.	48,750	2,126,963
Aspen Insurance Holdings Ltd.	70,800	1,866,288
eHealth, Inc.(a)	14,300	287,573
FPIC Insurance Group, Inc.(a)	45,500	1,773,135
Platinum Underwriters Holdings Ltd.	53,200	1,646,008
ProAssurance Corp.(a)	71,200	3,554,304
Reinsurance Group of America, Inc.	32,100	1,787,970
StanCorp Financial Group, Inc.	33,900	1,527,195
United America Indemnity Ltd. Cl. A(a)	74,200	1,879,486
		16,448,922

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Internet Software — 0.2%
Opsware, Inc.(a) (b)	134,200	$1,183,644
Lodging — 1.0%
Vail Resorts, Inc.(a)	142,400	6,382,368
Machinery & Components — 1.4%
Axcelis Technologies, Inc.(a)	275,500	1,606,165
Chicago Bridge & Iron Co. NV	224,298	6,132,307
Insituform Technologies, Inc. Cl. A(a)	33,300	861,138
		8,599,610
Medical Supplies — 3.9%
Arrow International, Inc.	54,500	1,928,210
Hologic, Inc.(a)	31,320	1,480,810
ICU Medical, Inc.(a)	30,400	1,236,672
Intralase Corp.(a) (b)	296,800	6,642,384
Kensey Nash Corp.(a) (b)	65,200	2,073,360
Kyphon, Inc.(a) (b)	109,480	4,422,992
Mentor Corp.(b)	18,240	891,389
Sirona Dental Systems, Inc.(b)	36,760	1,415,628
Thoratec Corp.(a)	52,480	922,598
Vital Images, Inc.(a)	99,600	3,466,080
		24,480,123
Metals & Mining — 0.9%
Brush Engineered Materials, Inc.(a)	40,060	1,352,826
Cleveland-Cliffs, Inc.	40,900	1,981,196
CommScope, Inc.(a) (b)	26,900	819,912
Foundation Coal Holdings, Inc.	48,800	1,549,888
		5,703,822
Pharmaceuticals — 3.3%
Alkermes, Inc.(a)	152,710	2,041,733
Amylin Pharmaceuticals, Inc.(a) (b)	47,100	1,698,897
Arena Pharmaceuticals, Inc.(a) (b)	44,630	576,173
Atherogenics, Inc.(a) (b)	47,090	466,662
Bare Escentuals, Inc.(a) (b)	149,500	4,644,965
Charles River Laboratories International, Inc.(a)	25,740	1,113,255
CV Therapeutics, Inc.(a) (b)	58,190	812,332
Digene Corp.(a)	34,620	1,658,990
Encysive Pharmaceuticals, Inc.(a) (b)	45,020	189,534
Herbalife Ltd.(a)	42,130	1,691,941
The Medicines Co.(a)	84,780	2,689,222
Vertex Pharmaceuticals, Inc.(a)	18,190	680,670

	Number of Shares	Market Value
Visicu Inc.(a) (b)	171,400	$1,919,680
Zymogenetics, Inc.(a)	48,200	750,474
		20,934,528
Prepackaged Software — 9.2%
Activision, Inc.(a)	82,060	1,414,714
Ansys, Inc.(a)	48,310	2,101,002
Blackbaud, Inc.	493,800	12,838,800
Blackboard, Inc.(a) (b)	258,800	7,774,352
Cerner Corp.(a)	167,300	7,612,150
EPIQ Systems, Inc.(a) (b)	137,729	2,337,261
Kenexa Corp.(a) (b)	65,315	2,172,377
MicroStrategy, Inc. Cl. A(a)	32,736	3,732,231
Red Hat, Inc.(a) (b)	249,100	5,729,300
Take-Two Interactive Software, Inc.(a) (b)	120,314	2,136,777
THQ, Inc.(a) (b)	30,945	1,006,331
Transaction Systems Architects, Inc. Cl. A(a)	36,200	1,179,034
Verint Systems, Inc.(a)	40,440	1,386,283
WebEx Communications, Inc.(a)	173,100	6,039,459
		57,460,071
Restaurants — 0.8%
California Pizza Kitchen, Inc.(a)	52,410	1,745,777
Denny's Corp.(a)	85,536	402,875
P.F. Chang's China Bistro, Inc.(a) (b)	26,900	1,032,422
RARE Hospitality International, Inc.(a)	50,700	1,669,551
		4,850,625
Retail — 3.5%
Borders Group, Inc.(b)	87,800	1,962,330
Dick's Sporting Goods, Inc.(a) (b)	21,230	1,040,058
GameStop Corp. Cl. B(a)	22,640	1,239,766
Marvel Entertainment, Inc.(a) (b)	31,940	859,505
O'Reilly Automotive, Inc.(a) (b)	215,720	6,915,983
Priceline.com, Inc.(a) (b)	42,520	1,854,297
Retail Ventures, Inc.(a) (b)	66,210	1,260,638
Stamps.com, Inc.(a)	231,500	3,646,125
Stride Rite Corp.	26,400	398,112
Zumiez, Inc.(a) (b)	96,900	2,862,426
		22,039,240
Telephone Utilities — 1.3%
Equinix, Inc.(a) (b)	16,300	1,232,606
General Communication, Inc. Cl. A(a)	124,900	1,964,677

	Number of Shares	Market Value
Leap Wireless International, Inc.(a)	37,300	$2,218,231
NeuStar, Inc. Cl. A(a) (b)	88,290	2,864,128
		8,279,642
Transportation — 4.6%
American Commercial Lines, Inc.(a) (b)	35,750	2,341,983
Con-way, Inc.	37,100	1,633,884
Florida East Coast Industries(b)	18,240	1,087,104
GATX Corp.	36,500	1,581,545
J.B. Hunt Transport Services, Inc.	342,600	7,115,802
Kansas City Southern(a) (b)	384,750	11,150,055
Landstar System, Inc.	49,790	1,900,982
YRC Worldwide, Inc.(a)	44,300	1,671,439
		28,482,794
TOTAL EQUITIES (Cost $463,000,907)		580,785,349
MUTUAL FUND — 2.4%
Financial Services
iShares Russell 2000 Growth Index Fund(b)	194,030	15,260,460
TOTAL MUTUAL FUND (Cost $14,688,938)		15,260,460
TOTAL LONG TERM INVESTMENTS (Cost $477,689,845)		596,045,809
	Principal Amount
SHORT-TERM INVESTMENTS — 34.9%
Cash Equivalents — 30.0%(d)
Abbey National PLC Eurodollar Time Deposit 5.280% 01/05/2007	$4,663,810	4,663,810
American Beacon Money Market Fund(c)	1,610,672	1,610,672
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	6,816,338	6,816,338
Bank of America 5.270% 01/09/2007	3,587,547	3,587,547
Bank of America 5.310% 03/08/2007	3,587,547	3,587,547
Bank of America 5.320% 02/16/2007	1,076,264	1,076,264

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 01/30/2007	$2,152,528	$2,152,528
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 02/06/2007	7,175,093	7,175,093
Bank of Nova Scotia Eurodollar Time Deposit 5.300% 02/27/2007	4,663,811	4,663,811
The Bank of the West Eurodollar Time Deposit 5.285% 01/17/2007	1,793,773	1,793,773
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	3,587,547	3,587,547
Barclays Eurodollar Time Deposit 5.310% 02/20/2007	3,587,547	3,587,547
Barclays Eurodollar Time Deposit 5.320% 02/13/2007	1,076,264	1,076,264
BGI Institutional Money Market Fund(c)	3,389,131	3,389,131
Calyon Eurodollar Time Deposit 5.290% 03/05/2007	5,381,321	5,381,321
Calyon Eurodollar Time Deposit 5.310% 02/16/2007	1,793,773	1,793,773
Calyon Eurodollar Time Deposit 5.310% 02/22/2007	1,793,773	1,793,773
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 01/29/2007	6,601,087	6,601,087
Citigroup Eurodollar Time Deposit 5.305% 03/05/2007	5,381,321	5,381,321
Citigroup Eurodollar Time Deposit 5.310% 03/16/2007	1,793,773	1,793,773
Commonwealth Bank of Australia Commercial Paper 5.291% 01/08/2007	3,587,547	3,587,547
Dexia Group Eurodollar Time Deposit 5.285% 01/16/2007	3,587,547	3,587,547
Dreyfus Cash Management Plus Money Market Fund(c)	1,281,463	1,281,463

	Principal Amount	Market Value
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	$600,872	$600,872
Federal Home Loan Bank Discount Note 5.207% 01/19/2007	936,179	936,179
First Tennessee National Corp. Eurodollar Time Deposit 5.290% 01/18/2007	3,587,547	3,587,547
Fortis Bank Eurodollar Time Deposit 5.295% 01/02/2007	1,435,019	1,435,019
Fortis Bank Eurodollar Time Deposit 5.300% 01/24/2007	5,381,321	5,381,321
Fortis Bank Eurodollar Time Deposit 5.300% 01/26/2007	5,381,321	5,381,321
Freddie Mac Discount Note 5.231% 01/23/2007	1,427,750	1,427,750
General Electric Capital Corp. Commercial Paper 5.296% 01/26/2007	1,793,773	1,793,773
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	3,213,877	3,213,877
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	5,022,565	5,022,565
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/25/2007	3,587,547	3,587,547
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.305% 03/14/2007	2,870,037	2,870,037
Lloyds TSB Bank Eurodollar Time Deposit 5.300% 02/26/2007	5,381,321	5,381,321
Marshall & Ilsley Bank Eurodollar Time Deposit 5.300% 03/19/2007	2,152,528	2,152,528
Rabobank Nederland Eurodollar Time Deposit 5.250% 01/02/2007	8,968,866	8,968,866
Rabobank Nederland Eurodollar Time Deposit 5.300% 03/05/2007	3,228,792	3,228,792
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/14/2007	3,587,547	3,587,547

	Principal Amount	Market Value
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/15/2007	$5,309,569	$5,309,569
Royal Bank of Scotland Eurodollar Time Deposit 5.280% 01/11/2007	3,587,547	3,587,547
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 01/16/2007	717,509	717,509
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 02/09/2007	1,793,773	1,793,773
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	2,870,037	2,870,037
Societe Generale Eurodollar Time Deposit 5.270% 01/19/2007	7,175,093	7,175,093
Societe Generale Eurodollar Time Deposit 5.290% 02/01/2007	5,381,321	5,381,321
Societe Generale Eurodollar Time Deposit 5.313% 01/02/2007	1,435,019	1,435,019
Svenska Handlesbanken Eurodollar Time Deposit 5.250% 01/02/2007	12,375,698	12,375,698
UBS AG Eurodollar Time Deposit 5.290% 01/02/2007	1,865,524	1,865,524
UBS AG Eurodollar Time Deposit 5.300% 01/04/2007	4,305,056	4,305,056
UBS AG Eurodollar Time Deposit 5.300% 01/05/2007	2,152,528	2,152,528
		187,495,013
Repurchase Agreement — 4.9%
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/2006, 3.50%, due 01/02/2007(e)	30,807,983	30,807,983
TOTAL SHORT-TERM INVESTMENTS (Cost $218,302,996)		218,302,996
TOTAL INVESTMENTS — 130.0% (Cost $695,992,841)(f)		814,348,805
Other Assets/ (Liabilities) — (30.0%)		(188,119,236)
NET ASSETS — 100.0%		$626,229,569

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

ADR - American Depository Receipt

CAD - Canadian Dollar

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $30,819,964. Collateralized by a U.S. Government Agency obligation with a rate of 5.65%, maturity date of 08/25/2032, and an aggregate market value, including accrued interest, of $32,348,382.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Portfolio of Investments

December 31, 2006

	Number of Shares	Market Value
EQUITIES — 101.1%
COMMON STOCK — 101.1%
Advertising — 1.9%
aQuantive, Inc.(a)	63,900	$1,575,774
Marchex, Inc. Cl. B(a) (b)	109,500	1,465,110
		3,040,884
Apparel, Textiles & Shoes — 5.5%
Carter's, Inc.(a)	45,085	1,149,667
Crocs, Inc.(a) (b)	51,300	2,216,160
Hot Topic, Inc.(a)	58,800	784,392
Quiksilver, Inc.(a) (b)	161,600	2,545,200
Tween Brands, Inc.(a) (b)	8,700	347,391
Volcom, Inc.(a) (b)	63,160	1,867,641
		8,910,451
Banking, Savings & Loans — 3.2%
Bank of the Ozarks, Inc.	5,200	171,912
Cascade Bancorp(b)	16,168	501,693
Cobiz Inc.	7,400	163,096
Euronet Worldwide, Inc.(a) (b)	17,800	528,482
Evercore Partners Inc.-Class A(a)	9,600	353,760
Glacier Bancorp, Inc.	23,002	562,169
Hercules Technology Growth Capital, Inc.(b)	17,800	253,650
Newstar Financial Inc.(a)	28,800	531,360
PrivateBancorp, Inc.(b)	12,000	499,560
SVB Financial Group(a)	14,400	671,328
UCBH Holdings, Inc.	29,800	523,288
Virginia Commerce Bancorp(a) (b)	7,900	157,052
WSB Financial Group, Inc.(a)	9,300	178,560
		5,095,910
Broadcasting, Publishing & Printing — 0.9%
Entravision Communications Corp. Cl. A(a)	94,775	779,050
Outdoor Channel Holdings, Inc.(a) (b)	46,700	599,161
		1,378,211
Building Materials & Construction — 0.9%
Comfort Systems USA, Inc.	13,100	165,584
Texas Industries, Inc.	20,415	1,311,255
		1,476,839

	Number of Shares	Market Value
Chemicals — 3.7%
ADA-ES, Inc.(a)	11,800	$191,986
Metabolix Inc.(a)	43,100	816,314
Symyx Technologies, Inc.(a)	53,400	1,152,906
Terra Industries, Inc.(a) (b)	148,170	1,775,077
UAP Holding Corp.(b)	48,460	1,220,223
US Bioenergy Corp.(a)	43,420	738,140
		5,894,646
Commercial Services — 8.4%
Affymetrix, Inc.(a) (b)	56,800	1,309,808
Capella Education Co.(a)	3,300	80,025
Corrections Corp. of America(a)	38,450	1,739,094
Decode Genetics, Inc.(a)	81,725	370,214
Heartland Payment Systems, Inc.(b)	15,300	432,225
Internet Capital Group, Inc.(a)	50,775	520,952
Lexicon Genetics, Inc.(a)	18,300	66,063
Lionbridge Technologies, Inc.(a)	168,300	1,083,852
Liquidity Services, Inc.(a)	26,100	449,181
Move, Inc.(a)	160,000	881,600
Navigant Consulting, Inc.(a)	11,800	233,168
New Oriental Education & Technology Group, Inc. Sponsored ADR (China)(a)	4,260	142,880
Online Resources Corp.(a)	39,600	404,316
Pacific Ethanol, Inc.(a) (b)	13,600	209,304
THE9 Ltd. ADR (Cayman Islands)(a) (b)	39,410	1,269,790
Viacell Inc.(a)	15,600	73,632
Waste Connections, Inc.(a)	52,380	2,176,389
Wind River Systems, Inc.(a)	169,200	1,734,300
World Fuel Services Corp.	5,700	253,422
		13,430,215
Communications — 1.7%
Polycom, Inc.(a)	74,800	2,312,068
RRSat Global Communications(a)	33,900	440,022
		2,752,090
Computer & Data Processing Services — 0.3%
Digimarc Corp.(a)	59,300	523,026

	Number of Shares	Market Value
Computer Integrated Systems Design — 2.9%
Avid Technology, Inc.(a) (b)	33,835	$1,260,692
Eclipsys Corp.(a) (b)	102,595	2,109,353
Quality Systems, Inc.	35,904	1,338,142
		4,708,187
Computer Related Services — 1.7%
CNET Networks, Inc.(a) (b)	117,000	1,063,530
Commvault Systems, Inc.(a)	41,500	830,415
eCollege.com, Inc.(a) (b)	36,315	568,330
Secure Computing Corp.(a)	50,900	333,904
		2,796,179
Computers & Information — 1.6%
Immersion Corp.(a)	216,300	1,568,175
Solectron Corp.(a)	306,600	987,252
		2,555,427
Consumer Products — 0.5%
Pool Corp.(b)	21,345	836,084
Consumer Services — 0.5%
Icon PLC Sponsored ADR (United Kingdom)(a)	19,010	716,677
Cosmetics & Personal Care — 0.1%
Physicians Formula Holdings, Inc.(a)	9,300	173,817
Data Processing & Preparation — 2.9%
FactSet Research Systems, Inc.	33,775	1,907,612
Global Cash Access Holdings, Inc.(a)	110,455	1,792,685
Netsmart Technologies, Inc.(a)	55,005	893,281
		4,593,578
Electrical Equipment & Electronics — 15.0%
Active Power, Inc.(a)	71,000	186,020
Advanced Energy Industries, Inc.(a)	68,390	1,290,519
Color Kinetics, Inc.(a) (b)	14,200	303,170
Cree, Inc.(a) (b)	37,300	646,036
Dolby Laboratories, Inc. Cl. A(a)	66,670	2,068,103
EMS Technologies, Inc.(a)	38,135	763,844
Evergreen Solar, Inc.(a) (b)	27,300	206,661

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Flextronics International Ltd.(a) (b)	64,919	$745,270
General Cable Corp.(a)	28,000	1,223,880
Integrated Device Technology, Inc.(a)	121,240	1,876,795
IPG Photonics Corp.(a)	4,600	110,400
Ixia(a)	73,135	702,096
Lattice Semiconductor Corp.(a)	326,700	2,117,016
Photon Dynamics, Inc.(a)	43,370	506,995
Pixelworks, Inc.(a)	165,700	379,453
PLX Technology, Inc.(a)	72,112	940,340
RF Micro Devices, Inc.(a)	252,800	1,716,512
Rudolph Technologies, Inc.(a)	54,700	870,824
SiRF Technology Holdings, Inc.(a) (b)	17,800	454,256
Skyworks Solutions, Inc.(a)	167,500	1,185,900
Supertex, Inc.(a) (b)	17,350	680,988
Trident Microsystems, Inc.(a)	61,790	1,123,342
Triquint Semiconductor, Inc.(a)	283,600	1,276,200
Ultra Clean Holdings(a)	12,300	151,905
Universal Display Corp.(a) (b)	37,200	558,372
Universal Electronics, Inc.(a)	96,108	2,020,190
		24,105,087
Energy — 4.6%
Arena Resources Inc.(a)	2,200	93,962
Atwood Oceanics, Inc.(a)	16,900	827,593
Complete Production Services, Inc.(a)	29,800	631,760
Core Laboratories NV(a) (b)	12,535	1,015,335
Hercules Offshore, Inc.(a)	24,300	702,270
Kodiak Oil & Gas Corp.(a)	47,800	187,376
Oceaneering International, Inc.(a)	16,095	638,972
TETRA Technologies, Inc.(a)	64,404	1,647,454
Union Drilling, Inc.(a)	28,400	399,872
Unit Corp.(a)	25,920	1,255,824
		7,400,418
Entertainment & Leisure — 0.5%
Shuffle Master, Inc.(a) (b)	31,170	816,654
Financial Services — 4.3%
Boston Private Financial Holdings, Inc.	17,690	499,035
Cowen Group, Inc.(a)	48,540	1,026,621

	Number of Shares	Market Value
Greenhill & Co., Inc.(b)	18,900	$1,394,820
Investment Technology Group, Inc.(a)	22,850	979,808
KBW, Inc.(a)	2,700	79,353
Lazard Ltd. Cl. A(b)	23,145	1,095,684
optionsXpress Holdings, Inc.	36,100	819,109
Thomas Weisel Partners Group, Inc.(a) (b)	49,500	1,044,450
		6,938,880
Food Retailers — 0.1%
Susser Holdings Corp.(a)	10,700	192,600
Forest Products & Paper — 0.7%
School Specialty, Inc.(a) (b)	30,255	1,134,260
Healthcare — 2.6%
Alliance Imaging, Inc.(a)	129,300	859,845
Five Star Quality Care, Inc.(a) (b)	77,900	868,585
Horizon Health Corp.(a)	50,825	994,645
Matria Healthcare, Inc.(a) (b)	33,390	959,295
Sun Healthcare Group Inc.(a)	24,500	309,435
United Surgical Partners International, Inc.(a)	5,500	155,925
		4,147,730
Heavy Construction — 0.3%
Canadian Solar Inc.(a)	52,700	552,296
Heavy Machinery — 2.0%
Bucyrus International, Inc. Cl. A	45,635	2,362,068
Hydril(a)	4,400	330,836
Natural Gas Services Group, Inc.(a) (b)	36,900	512,910
		3,205,814
Home Construction, Furnishings & Appliances — 0.2%
Meritage Homes Corp.(a)	7,900	376,988
Information Retrieval Services — 0.6%
DealerTrack Holdings, Inc.(a)	19,200	564,864
Knot (The), Inc.(a) (b)	14,800	388,352
		953,216
Insurance — 3.4%
American Safety Insurance Holdings Ltd.(a)	27,340	507,157
Centene Corp.(a) (b)	67,500	1,658,475

	Number of Shares	Market Value
eHealth, Inc.(a)	5,200	$104,572
First Mercury Financial Corp.(a)	54,025	1,270,668
Philadelphia Consolidated Holding Corp.(a)	44,300	1,974,008
		5,514,880
Lodging — 0.7%
Vail Resorts, Inc.(a) (b)	24,760	1,109,743
Machinery & Components — 1.8%
Actuant Corp. Cl. A	23,020	1,096,903
Brooks Automation, Inc.(a)	122,900	1,769,760
		2,866,663
Medical Supplies — 8.1%
American Medical Systems Holdings, Inc.(a)	87,830	1,626,612
Arrow International, Inc.	40,705	1,440,143
Coherent, Inc.(a)	60,085	1,896,883
Cutera, Inc.(a)	23,180	625,860
Cynosure, Inc. Cl. A(a)	9,000	142,470
DJO, Inc.(a)	18,275	782,536
Eagle Test Systems, Inc.(a)	32,425	472,757
Home Diagnostics, Inc.(a)	25,100	266,060
Ista Pharmaceuticals, Inc.(a) (b)	81,200	575,708
Lemaitre Vascular, Inc.(a)	28,100	168,600
Oyo Geospace Corp.(a)	32,244	1,873,054
PSS World Medical, Inc.(a) (b)	11,600	226,548
Respironics, Inc.(a)	49,475	1,867,681
Somanetics Corp.(a)	3,400	77,622
Thoratec Corp.(a)	56,580	994,676
		13,037,210
Metals & Mining — 0.7%
Chart Industries, Inc.(a)	23,000	372,830
Claymont Steel Holdings, Inc.(a)	37,410	687,970
Dynamic Materials Corp.	2,500	70,250
		1,131,050
Pharmaceuticals — 6.4%
Alexion Pharmaceuticals, Inc.(a) (b)	9,185	370,982
Alkermes, Inc.(a)	94,400	1,262,128
Anesiva Inc.(a)	28,100	196,700
Arena Pharmaceuticals, Inc.(a) (b)	26,370	340,437
Ariad Pharmaceuticals, Inc.(a)	82,600	424,564
Cell Genesys, Inc.(a) (b)	120,300	407,817

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Cubist Pharmaceuticals, Inc.(a) (b)	116,010	$2,100,941
CV Therapeutics, Inc.(a) (b)	108,200	1,510,472
Medarex, Inc.(a)	176,800	2,614,872
OraSure Technologies, Inc.(a)	27,100	223,846
Par Pharmaceutical Cos., Inc.(a)	6,100	136,457
Taro Pharmaceutical Industries Ltd.(a) (b)	47,400	474,000
Tercica, Inc.(a) (b)	54,100	270,500
		10,333,716
Prepackaged Software — 5.5%
Advent Software, Inc.(a) (b)	15,300	539,937
Ansys, Inc.(a)	40,010	1,740,035
i2 Technologies, Inc.(a) (b)	18,000	410,760
Kenexa Corp.(a) (b)	12,600	419,076
Medecision Inc.(a) (b)	21,400	214,000
Red Hat, Inc.(a) (b)	143,100	3,291,300
THQ, Inc.(a) (b)	48,200	1,567,464
TradeStation Group, Inc.(a) (b)	47,200	649,000
		8,831,572
Restaurants — 0.5%
McCormick & Schmick's Seafood Restaurants, Inc.(a)	15,300	367,812
Red Robin Gourmet Burgers, Inc.(a)	13,705	491,324
		859,136
Retail — 6.1%
Blue Nile, Inc.(a) (b)	16,900	623,441
Build-A-Bear Workshop, Inc.(a) (b)	45,525	1,275,611
Cash America International, Inc.	61,115	2,866,294
Gaiam, Inc. Cl. A(a)	44,000	601,920
Genesco, Inc.(a) (b)	51,300	1,913,490
Knoll, Inc.	63,000	1,386,000
Shutterfly, Inc.(a) (b)	29,000	417,600
Zumiez, Inc.(a) (b)	22,600	667,604
		9,751,960
Telephone Utilities — 0.3%
Mastec, Inc.(a)	44,500	513,530
TOTAL EQUITIES (Cost $148,377,096)		162,655,624

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS — 29.4%
Cash Equivalents — 28.3%(d)
Abbey National PLC Eurodollar Time Deposit 5.280% 01/05/2007	$1,130,964	$1,130,964
American Beacon Money Market Fund(c)	390,587	390,587
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	1,652,955	1,652,955
Bank of America 5.270% 01/09/2007	869,976	869,976
Bank of America 5.310% 03/08/2007	869,976	869,976
Bank of America 5.320% 02/16/2007	260,993	260,993
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 01/30/2007	521,986	521,986
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 02/06/2007	1,739,953	1,739,953
Bank of Nova Scotia Eurodollar Time Deposit 5.300% 02/27/2007	1,130,969	1,130,969
The Bank of the West Eurodollar Time Deposit 5.285% 01/17/2007	434,989	434,989
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	869,976	869,976
Barclays Eurodollar Time Deposit 5.310% 02/20/2007	869,976	869,976
Barclays Eurodollar Time Deposit 5.320% 02/13/2007	260,993	260,993
BGI Institutional Money Market Fund(c)	821,861	821,861
Calyon Eurodollar Time Deposit 5.290% 03/05/2007	1,304,965	1,304,965
Calyon Eurodollar Time Deposit 5.310% 02/16/2007	434,989	434,989
Calyon Eurodollar Time Deposit 5.310% 02/22/2007	434,989	434,989
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 01/29/2007	1,600,757	1,600,757

	Principal Amount	Market Value
Citigroup Eurodollar Time Deposit 5.305% 03/05/2007	$1,304,965	$1,304,965
Citigroup Eurodollar Time Deposit 5.310% 03/16/2007	434,989	434,989
Commonwealth Bank of Australia Commercial Paper 5.291% 01/08/2007	869,976	869,976
Dexia Group Eurodollar Time Deposit 5.285% 01/16/2007	869,976	869,976
Dreyfus Cash Management Plus Money Market Fund(c)	310,754	310,754
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	145,711	145,711
Federal Home Loan Bank Discount Note 5.207% 01/19/2007	227,023	227,023
First Tennessee National Corp. Eurodollar Time Deposit 5.290% 01/18/2007	869,976	869,976
Fortis Bank Eurodollar Time Deposit 5.295% 01/02/2007	347,990	347,990
Fortis Bank Eurodollar Time Deposit 5.300% 01/24/2007	1,304,965	1,304,965
Fortis Bank Eurodollar Time Deposit 5.300% 01/26/2007	1,304,965	1,304,965
Freddie Mac Discount Note 5.231% 01/23/2007	346,228	346,228
General Electric Capital Corp. Commercial Paper 5.296% 01/26/2007	434,989	434,989
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	779,362	779,362
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	1,217,967	1,217,967
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/25/2007	869,976	869,976
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.305% 03/14/2007	695,981	695,981

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Lloyds TSB Bank Eurodollar Time Deposit 5.300% 02/26/2007	$1,304,965	$1,304,965
Marshall & Ilsley Bank Eurodollar Time Deposit 5.300% 03/19/2007	521,986	521,986
Rabobank Nederland Eurodollar Time Deposit 5.250% 01/02/2007	2,174,941	2,174,941
Rabobank Nederland Eurodollar Time Deposit 5.300% 03/05/2007	782,979	782,979
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/14/2007	869,976	869,976
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/15/2007	1,287,565	1,287,565
Royal Bank of Scotland Eurodollar Time Deposit 5.280% 01/11/2007	869,976	869,976
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 01/16/2007	173,996	173,996
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 02/09/2007	434,989	434,989
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	695,981	695,981
Societe Generale Eurodollar Time Deposit 5.270% 01/19/2007	1,739,953	1,739,953
Societe Generale Eurodollar Time Deposit 5.290% 02/01/2007	1,304,965	1,304,965
Societe Generale Eurodollar Time Deposit 5.313% 01/02/2007	347,990	347,990
Svenska Handlesbanken Eurodollar Time Deposit 5.250% 01/02/2007	3,001,094	3,001,094
UBS AG Eurodollar Time Deposit 5.290% 01/02/2007	452,387	452,387
UBS AG Eurodollar Time Deposit 5.300% 01/04/2007	1,043,972	1,043,972
UBS AG Eurodollar Time Deposit 5.300% 01/05/2007	521,986	521,986
		45,467,348

	Principal Amount	Market Value
Repurchase Agreement — 1.1%
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/2006, 3.50%, due 01/02/2007(e)	$1,778,483	$1,778,483
TOTAL SHORT-TERM INVESTMENTS (Cost $47,245,831)		47,245,831
TOTAL INVESTMENTS — 130.5% (Cost $195,622,927)(f)		209,901,455
Other Assets/ (Liabilities) — (30.5%)		(49,060,277)
NET ASSETS — 100.0%		$160,841,178

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $1,779,174. Collateralized by a U.S. Government Agency Obligation with a rate of 5.85%, maturity date of 03/25/2033, and an aggregate market value, including accrued interest, of $1,867,407.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Emerging Growth Fund – Portfolio of Investments

December 31, 2006

	Number of Shares	Market Value
EQUITIES — 101.1%
COMMON STOCK — 101.1%
Advertising — 0.3%
Marchex, Inc. Cl. B(a) (b)	28,800	$385,344
Air Transportation — 1.9%
Copa Holdings SA Cl. A	44,600	2,076,576
Apparel, Textiles & Shoes — 10.3%
Carter's, Inc.(a)	16,700	425,850
Charlotte Russe Holding, Inc.(a)	52,900	1,626,675
Coach, Inc.(a)	32,400	1,391,904
Crocs, Inc.(a) (b)	61,700	2,665,440
Deckers Outdoor Corp.(a) (b)	13,500	809,325
Guess?, Inc.(a)	34,000	2,156,620
The Gymboree Corp.(a)	15,400	587,664
Under Armour, Inc. Cl. A(a) (b)	24,200	1,220,890
Volcom, Inc.(a)	17,200	508,604
		11,392,972
Automotive & Parts — 2.7%
Force Protection, Inc.(a) (b)	169,500	2,950,995
Banking, Savings & Loans — 3.3%
Dollar Financial Corp.(a)	64,600	1,799,756
Euronet Worldwide, Inc.(a) (b)	18,200	540,358
Midwest Banc Holdings, Inc.(b)	20,200	479,750
Signature Bank(a)	16,800	520,464
Sterling Financial Corp.	9,600	324,576
		3,664,904
Building Materials & Construction — 0.5%
Conceptus, Inc.(a)	26,300	559,927
Chemicals — 1.5%
Albemarle Corp.	23,400	1,680,120
Commercial Services — 8.1%
The Advisory Board Co.(a)	11,800	631,772
Akamai Technologies, Inc.(a) (b)	17,900	950,848
Clean Harbors, Inc.(a)	10,100	488,941
Huron Consulting Group, Inc.(a)	17,800	807,052
Keryx Biopharmaceuticals(a)	36,400	484,120

	Number of Shares	Market Value
PeopleSupport, Inc.(a)	103,000	$2,168,150
Portfolio Recovery Associates, Inc.(a) (b)	16,700	779,723
TeleTech Holdings, Inc.(a)	76,900	1,836,372
Watson Wyatt Worldwide, Inc.	17,000	767,550
		8,914,528
Communications — 4.5%
Allot Communications Ltd.(a)	34,591	405,060
Occam Networks, Inc.(a)	8,300	136,950
Polycom, Inc.(a)	72,600	2,244,066
Powerwave Technologies, Inc.(a) (b)	87,500	564,375
Symmetricom, Inc.(a)	49,200	438,864
Syntax-Brillian Corp.(a) (b)	139,700	1,200,023
		4,989,338
Computers & Information — 4.9%
Cray, Inc.(a)	24,500	291,060
Emulex Corp.(a)	25,600	499,456
Rackable Systems, Inc.(a) (b)	21,600	668,952
Sigma Designs, Inc.(a) (b)	80,400	2,046,180
SimpleTech, Inc.(a) (b)	87,000	1,103,160
VeriFone Holdings, Inc.(a) (b)	23,700	838,980
		5,447,788
Consumer Services — 0.7%
Icon PLC Sponsored ADR (United Kingdom)(a)	21,800	821,860
Cosmetics & Personal Care — 0.2%
Physicians Formula Holdings, Inc.(a)	13,200	246,708
Data Processing & Preparation — 0.4%
FactSet Research Systems, Inc.	7,500	423,600
Electrical Equipment & Electronics — 7.1%
Ceradyne, Inc.(a)	15,900	898,350
Cymer, Inc.(a)	10,300	452,685
ESCO Technologies, Inc.(a)	12,300	558,912
Finisar Corp.(a) (b)	136,900	442,187
First Solar, Inc.(a)	12,000	357,600
Hexcel Corp.(a) (b)	18,700	325,567

	Number of Shares	Market Value
Jinpan International Ltd.(b)	44,700	$1,079,058
Lincoln Electric Holdings, Inc.	16,500	996,930
Microsemi Corp.(a)	31,600	620,940
SiRF Technology Holdings, Inc.(a) (b)	16,600	423,632
Tessera Technologies, Inc.(a)	14,400	580,896
Trident Microsystems, Inc.(a)	24,500	445,410
Varian Semiconductor Equipment Associates, Inc.(a)	13,300	605,416
		7,787,583
Energy — 1.5%
Basic Energy Services, Inc.(a)	27,300	672,945
Cal Dive International, Inc.(a)	44,000	552,200
CARBO Ceramics, Inc.(b)	12,500	467,125
		1,692,270
Entertainment & Leisure — 1.5%
Life Time Fitness, Inc.(a)	12,300	596,673
Macrovision Corp.(a) (b)	15,400	435,204
WMS Industries, Inc.(a) (b)	16,700	582,162
		1,614,039
Environmental Controls — 0.6%
Input/Output, Inc.(a) (b)	49,900	680,137
Financial Services — 1.7%
First Cash Financial Services, Inc.(a)	43,000	1,112,410
RAIT Financial Trust(b)	21,400	737,872
		1,850,282
Forest Products & Paper — 3.7%
Greif, Inc. Cl. A	17,000	2,012,800
Rock-Tenn Co. Cl. A	75,500	2,046,805
		4,059,605
Healthcare — 1.1%
Allscripts Healthcare Solutions, Inc.(a) (b)	44,000	1,187,560
Heavy Machinery — 0.3%
Basin Water, Inc.(a) (b)	54,700	370,319

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Emerging Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Home Construction, Furnishings & Appliances — 2.0%
Desarrolladora Homex S.A. ADR (Mexico)(a)	25,500	$1,506,285
Tempur-Pedic International, Inc.(a) (b)	15,500	317,130
Williams Scotsman International, Inc.(a)	18,200	357,084
		2,180,499
Information Retrieval Services — 4.8%
CDC Corp. Cl. A(a)	258,800	2,458,600
Digital River, Inc.(a)	28,000	1,562,120
Perficient, Inc.(a)	77,000	1,263,570
		5,284,290
Insurance — 4.7%
American Equity Investment Life Holding Co.	22,100	287,963
Amerisafe, Inc.(a)	58,582	905,678
Delphi Financial Group, Inc. Cl. A	20,000	809,200
United Fire & Casualty Co.	14,500	511,125
WellCare Health Plans, Inc.(a)	38,000	2,618,200
		5,132,166
Machinery & Components — 1.5%
Robbins & Myers, Inc.(b)	36,000	1,653,120
Medical Supplies — 2.6%
Align Technology, Inc.(a) (b)	21,700	303,149
Home Diagnostics, Inc.(a)	15,800	167,480
Immucor, Inc.(a)	17,600	514,448
Micrus Endovascular Corp.(a)	41,500	791,820
Zoll Medical Corp.(a)	18,800	1,094,912
		2,871,809
Metals & Mining — 3.9%
Brush Engineered Materials, Inc.(a)	33,100	1,117,787
Dynamic Materials Corp.	32,700	918,870
Gulf Island Fabrication, Inc.	42,000	1,549,800
NCI Building Systems, Inc.(a)	13,100	677,925
		4,264,382
Pharmaceuticals — 8.6%
American Oriental Bioengineering, Inc.(a) (b)	128,000	1,493,760
Cardiome Pharma Corp.(a)	18,600	207,390

	Number of Shares	Market Value
Combinatorx, Inc.(a) (b)	14,900	$129,034
CV Therapeutics, Inc.(a) (b)	33,500	467,660
Digene Corp.(a)	11,900	570,248
The Medicines Co.(a)	51,000	1,617,720
MGI Pharma, Inc.(a)	26,300	484,183
Nastech Pharmaceutical Co., Inc.(a) (b)	53,100	803,403
Nektar Therapeutics(a) (b)	16,300	247,923
Omrix Biopharmaceuticals, Inc.(a) (b)	42,000	1,270,920
PDL BioPharma, Inc.(a) (b)	32,200	648,508
Rigel Pharmaceuticals, Inc.(a)	37,200	441,564
Telik, Inc.(a) (b)	42,200	186,946
United Therapeutics Corp.(a) (b)	16,300	886,231
		9,455,490
Prepackaged Software — 4.7%
Emageon, Inc.(a)	30,900	474,624
Imergent, Inc.(a) (b)	39,200	1,122,688
Informatica Corp.(a)	24,000	293,040
Interactive Intelligence, Inc.(a)	60,700	1,360,894
Interwoven, Inc.(a)	88,800	1,302,696
TIBCO Software, Inc.(a)	61,700	582,448
		5,136,390
Restaurants — 1.7%
BJ's Restaurants, Inc.(a) (b)	26,900	543,649
Chipotle Mexican Grill, Inc. Cl. A(a) (b)	13,400	763,800
Sonic Corp.(a)	22,600	541,270
		1,848,719
Retail — 7.6%
Big Lots, Inc.(a)	42,400	971,808
Cash America International, Inc.	21,400	1,003,660
Dick's Sporting Goods, Inc.(a) (b)	29,500	1,445,205
Guitar Center, Inc.(a)	12,800	581,888
Hibbett Sporting Goods, Inc.(a)	27,900	851,787
Nutri/System, Inc.(a) (b)	9,600	608,544
Priceline.com, Inc.(a) (b)	60,200	2,625,322
Tractor Supply Co.(a) (b)	6,900	308,499
		8,396,713
Telephone Utilities — 1.5%
Golden Telecom, Inc.	34,700	1,625,348

	Number of Shares	Market Value
Transportation — 0.7%
Knight Transportation, Inc.	32,200	$549,010
Universal Truckload Services, Inc.(a)	10,700	254,125
		803,135
TOTAL EQUITIES (Cost $99,781,200)		111,448,516
	Principal Amount
SHORT-TERM INVESTMENTS — 31.9%
Cash Equivalents(d) — 31.9%
Abbey National PLC Eurodollar Time Deposit 5.280% 01/05/2007	$872,785	872,785
American Beacon Money Market Fund(c)	301,421	301,421
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	1,275,608	1,275,608
Bank of America 5.270% 01/09/2007	671,373	671,373
Bank of America 5.310% 03/08/2007	671,373	671,373
Bank of America 5.320% 02/16/2007	201,412	201,412
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 01/30/2007	402,824	402,824
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 02/06/2007	1,342,746	1,342,746
Bank of Nova Scotia Eurodollar Time Deposit 5.300% 02/27/2007	872,785	872,785
The Bank of the West Eurodollar Time Deposit 5.285% 01/17/2007	335,687	335,687
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	671,373	671,373
Barclays Eurodollar Time Deposit 5.310% 02/20/2007	671,373	671,373
Barclays Eurodollar Time Deposit 5.320% 02/13/2007	201,412	201,412
BGI Institutional Money Market Fund(c)	634,242	634,242

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Emerging Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Calyon Eurodollar Time Deposit 5.290% 03/05/2007	$1,007,059	$1,007,059
Calyon Eurodollar Time Deposit 5.310% 02/16/2007	335,687	335,687
Calyon Eurodollar Time Deposit 5.310% 02/22/2007	335,687	335,687
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 01/29/2007	1,235,327	1,235,327
Citigroup Eurodollar Time Deposit 5.305% 03/05/2007	1,007,059	1,007,059
Citigroup Eurodollar Time Deposit 5.310% 03/16/2007	335,687	335,687
Commonwealth Bank of Australia Commercial Paper 5.291% 01/08/2007	671,373	671,373
Dexia Group Eurodollar Time Deposit 5.285% 01/16/2007	671,373	671,373
Dreyfus Cash Management Plus Money Market Fund(c)	239,813	239,813
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	112,447	112,447
Federal Home Loan Bank Discount Note 5.207% 01/19/2007	175,196	175,196
First Tennessee National Corp. Eurodollar Time Deposit 5.290% 01/18/2007	671,373	671,373
Fortis Bank Eurodollar Time Deposit 5.295% 01/02/2007	268,549	268,549
Fortis Bank Eurodollar Time Deposit 5.300% 01/24/2007	1,007,059	1,007,059
Fortis Bank Eurodollar Time Deposit 5.300% 01/26/2007	1,007,059	1,007,059
Freddie Mac Discount Note 5.231% 01/23/2007	267,189	267,189
General Electric Capital Corp. Commercial Paper 5.296% 01/26/2007	335,687	335,687

	Principal Amount	Market Value
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	$601,444	$601,444
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	939,922	939,922
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/25/2007	671,373	671,373
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.305% 03/14/2007	537,099	537,099
Lloyds TSB Bank Eurodollar Time Deposit 5.300% 02/26/2007	1,007,059	1,007,059
Marshall & Ilsley Bank Eurodollar Time Deposit 5.300% 03/19/2007	402,824	402,824
Rabobank Nederland Eurodollar Time Deposit 5.250% 01/02/2007	1,678,432	1,678,432
Rabobank Nederland Eurodollar Time Deposit 5.300% 03/05/2007	604,236	604,236
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/14/2007	671,373	671,373
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/15/2007	993,632	993,632
Royal Bank of Scotland Eurodollar Time Deposit 5.280% 01/11/2007	671,373	671,373
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 01/16/2007	134,275	134,275
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 02/09/2007	335,687	335,687
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	537,099	537,099
Societe Generale Eurodollar Time Deposit 5.270% 01/19/2007	1,342,746	1,342,746
Societe Generale Eurodollar Time Deposit 5.290% 02/01/2007	1,007,059	1,007,059
Societe Generale Eurodollar Time Deposit 5.313% 01/02/2007	268,549	268,549

	Principal Amount	Market Value
Svenska Handlesbanken Eurodollar Time Deposit 5.250% 01/02/2007	$2,315,984	$2,315,984
UBS AG Eurodollar Time Deposit 5.290% 01/02/2007	349,114	349,114
UBS AG Eurodollar Time Deposit 5.300% 01/04/2007	805,648	805,648
UBS AG Eurodollar Time Deposit 5.300% 01/05/2007	402,824	402,824
		35,087,790
TOTAL SHORT-TERM INVESTMENTS (Cost $35,087,790)		35,087,790
TOTAL INVESTMENTS — 133.0% (Cost $134,868,990)(e)		146,536,306
Other Assets/ (Liabilities) — (33.0%)		(36,332,359)
NET ASSETS — 100.0%		$110,203,947

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified International Fund – Portfolio of Investments

December 31, 2006

	Number of Shares	Market Value
EQUITIES — 78.8%
COMMON STOCK — 78.8%
Aerospace & Defense — 1.9%
BAE Systems PLC	13,000	$108,026
European Aeronautic Defense and Space Co.	3,320	114,013
		222,039
Air Transportation — 1.1%
Air France	500	21,000
Deutsche Lufthansa	3,900	107,048
		128,048
Automotive & Parts — 5.9%
Compagnie Generale des Etablissements Michelin Cl. B	1,200	114,544
DaimlerChrysler AG	600	36,965
Hyundai Mobis(a)	1,040	96,060
Nissan Motor Co. Ltd.	2,100	25,538
Renault SA	1,800	215,610
Toyota Motor Corp.	3,200	210,123
		698,840
Autos & Housing — 0.7%
Electrolux AB Series B(a)	3,900	77,397
Banking — 2.8%
Barclays PLC	11,200	159,793
Nordea AB	3,900	59,708
Unibanco-Uniao de Banco Brasileiros SA Sponsored GDR	1,200	111,552
		331,053
Banking, Savings & Loans — 11.1%
Banco Do Brasil SA	2,400	71,285
BNP Paribas SA	1,700	184,236
Credit Agricole SA	2,800	117,073
Credit Suisse Group	2,200	153,219
Fortis	3,100	131,592
HBOS PLC	7,140	158,268
National Australia Bank	900	28,649
Royal Bank of Scotland Group PLC	4,700	183,022
Salam Ltd.	36,900	96,322
Sumitomo Mitsui Financial Group, Inc.	18	183,825
		1,307,491

	Number of Shares	Market Value
Beverages — 0.4%
Wolverhampton & Dudley Brew(a)	1,400	$49,499
Chemicals — 2.8%
BASF AG	1,500	145,661
Methanex Corp.	2,000	55,059
Xstrata PLC	2,600	129,977
		330,697
Communications — 2.2%
Deutsche Telekom AG	2,600	47,374
Oki Electric Industry Co., Ltd.	11,000	24,387
Vodafone Group PLC	69,300	191,541
		263,302
Computers & Information — 0.7%
Buhrmann NV	3,600	53,364
Seiko Epson Corp.	1,300	31,546
		84,910
Electric Utilities — 3.7%
E.ON AG	1,100	148,902
Public Power Corp.	1,930	48,798
RWE AG	1,200	131,897
Tokyo Electric Power Co.	3,100	100,457
		430,054
Electrical Equipment — 0.7%
Toshiba Corp.	13,000	84,832
Electrical Equipment & Electronics — 6.0%
Alps Electric Co. Ltd.	2,500	27,175
Au Optronics Corp.	67,000	92,931
Samsung Electronics Co. Ltd.	150	98,239
Samsung Electronics Co. Ltd.	200	103,172
Sharp Corp.	6,000	103,584
Siliconware Precision Industries Co.	75,000	118,028
Taiwan Semiconductor Manufacturing Co. Ltd.	47,000	97,509
United Microelectronics Corp.	116,000	72,176
		712,814
Electronics — 0.4%
LG Electronics, Inc.	830	48,797
Energy — 9.9%
China Petroleum & Chemical	142,000	131,576

	Number of Shares	Market Value
Cosmo Oil Company Ltd.	6,000	$24,469
EnCana Corp.	2,000	92,617
Mol Hungarian Oil and Gas Nyrt.	600	67,383
Nippon Mining Holdings, Inc.	11,000	79,238
Omv AG	1,500	84,573
PetroChina Co. Ltd. Cl. H	72,000	101,472
Petroleo Brasileiro S.A.	4,300	100,496
PTT Public Co.Ltd.	14,700	85,643
Repsol YPF SA	2,700	92,968
Royal Dutch Shell PLC	3,000	105,575
Total SA	2,800	201,448
		1,167,458
Financial Services — 9.0%
Greene King PLC	2,300	51,057
ING Groep NV	5,800	256,453
JFE Holdings, Inc.	3,700	189,859
Macquarie Airports	17,900	50,918
Macquarie Infrastructure Group	18,800	51,265
ORIX Corp.	640	185,906
Shinhan Financial Group Co. Ltd.(a)	1,500	76,863
Societe Generale Cl. A	900	151,928
Standard Bank Group Ltd.	3,800	51,233
		1,065,482
Food Retailers — 0.9%
J Sainsbury PLC	13,600	109,181
Forest Products & Paper — 0.2%
Rengo Co Ltd.	4,000	25,537
Insurance — 3.9%
Aviva PLC	8,800	141,564
Muenchener Rueckversicherungs AG	1,300	222,911
QBE Insurance Group Ltd.	4,100	93,561
		458,036
Manufacturing — 0.3%
Bombardier, Inc. Cl. B(a)	9,200	31,361
Media — 0.4%
Wolters Kluwer NV	1,500	43,036
Metals — 0.6%
POSCO	200	66,253
Metals & Mining — 5.4%
China Steel Corp.	91,000	96,676
Gerdau Ameristeel Corp.	5,300	47,614

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified International Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Gerdau SA ADR	5,800	$92,800
Ipsco Inc.	800	75,654
Mittal Steel Co.	2,800	117,304
Teck Cominco Ltd. Cl. B	1,100	83,443
Voestalpine AG	700	39,425
Zinifex Ltd.	5,600	82,899
		635,815
Pharmaceuticals — 2.6%
AstraZeneca PLC	2,200	118,239
GlaxoSmithKline PLC	1,100	29,050
Sanofi-Aventis	1,700	156,187
		303,476
Retail — 0.5%
Mitsubishi Corp.	2,800	52,607
Retail – Grocery — 0.7%
Coles Myer Ltd.	7,900	87,234
Telecommunications — 0.8%
Nippon Telegraph & Telephone Corp.	20	98,941
Telephone Utilities — 0.9%
China Netcom Group Corp. Hk Ltd.	40,000	107,201
Tobacco — 1.2%
Japan Tobacco, Inc.	29	140,051
Transportation — 1.1%
Mitsui OSK Lines Ltd.	11,000	108,774
Neptune Orient Lines Ltd.	19,000	25,897
		134,671
TOTAL EQUITIES (Cost $9,249,865)		9,296,113
	Principal Amount
SHORT-TERM INVESTMENTS — 7.3%
Repurchase Agreement
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/2006, 3.50%, due 01/02/2007(b)	$865,759	865,759
TOTAL SHORT-TERM INVESTMENTS (Cost $865,759)		865,759

Market Value
TOTAL INVESTMENTS — 86.1% (Cost $10,115,624)(c)	$10,161,872
Other Assets/ (Liabilities) — 13.9%	1,645,287
NET ASSETS — 100.0%	$11,807,159

Notes to Portfolio of Investments

ADR - American Depository Receipt

GDR - Global Depository Receipt

(a)  Non-income producing security.

(b)  Maturity value of $866,095. Collateralized by a U.S. Government Obligation with a rate of 4.055%, maturity date of 04/01/2034, and an aggregate market value, including accrued interest, of $909,047.

(c)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments

December 31, 2006

	Number of Shares	Market Value
EQUITIES — 99.2%
COMMON STOCK — 99.2%
Advertising — 2.1%
Publicis Groupe	376,600	$15,841,582
WPP Group PLC	816,730	11,082,014
		26,923,596
Apparel, Textiles & Shoes — 0.9%
Giordano International Ltd.	8,813,000	4,805,368
Next PLC	195,990	6,901,092
		11,706,460
Automotive & Parts — 7.4%
Bayerische Motoren Werke AG	357,500	20,416,591
Bridgestone Corp.	313,400	7,018,256
Compagnie Generale des Etablissements Michelin Cl. B	109,100	10,413,947
Continental AG	26,739	3,101,482
DaimlerChrysler AG Registered	433,800	26,725,689
Honda Motor Co. Ltd.	281,700	11,156,342
Toyota Motor Corp.	247,600	16,258,284
		95,090,591
Banking, Savings & Loans — 14.3%
Aeon Credit Service Co. Ltd	198,800	3,748,285
Australia & New Zealand Banking Group Ltd.	364,300	8,084,814
Banca Intesa SpA	685,590	5,268,108
Banco Bilbao Vizcaya Argentaria SA	181,880	4,354,448
Banco Bilbao Vizcaya Argentaria SA (FRA)	69,183	1,651,379
Bangkok Bank PCL	1,002,090	3,177,779
Bank Central Asia Tbk PT	5,356,500	3,098,309
Bank of Ireland (Ireland)	530,300	12,188,629
BNP Paribas SA	35,900	3,890,633
Chinatrust Financial Holding Co.	22,062,366	18,466,250
Credit Agricole SA	336,784	14,081,562
Credit Suisse Group	325,200	22,648,508
Erste Bank der oesterreichischen Sparkassen AG	89,263	6,803,604
HSBC Holdings PLC	859,000	15,684,256
Julius Baer Holding AG	89,138	9,752,784
Kookmin Bank(a)	94,000	7,576,428

	Number of Shares	Market Value
Lloyds TSB Group PLC	1,569,800	$17,545,550
Shinsei Bank Ltd.	1,182,000	6,932,523
UniCredito Italiano SpA(b)	1,218,909	10,630,212
United Overseas Bank Ltd.	685,000	8,644,342
		184,228,403
Beverages — 4.1%
Diageo PLC	1,653,587	32,517,570
Lotte Chilsung Beverage Co. Ltd.(a)	5,830	8,781,066
Pernod-Ricard SA(b)	50,380	11,511,815
		52,810,451
Broadcasting, Publishing & Printing — 6.2%
British Sky Broadcasting Group PLC	2,147,000	21,980,344
Gestevision Telecinco SA(b)	406,000	11,538,585
Grupo Televisa SA Sponsored ADR (Mexico)	174,500	4,713,245
Johnston Press PLC	1,412,000	10,811,281
Societe Television Francaise 1(b)	117,000	4,329,351
Trinity Mirror PLC	1,169,000	10,715,538
Vivendi SA	417,830	16,237,236
		80,325,580
Building Materials & Construction — 0.4%
Legrand SA	184,390	5,391,475
Chemicals — 4.8%
Air Liquide SA	85,446	20,195,165
Akzo Nobel, Inc.	127,700	7,771,324
Bayer AG	211,620	11,327,467
Givaudan SA Registered	12,770	11,767,748
Lonza Group AG Registered	60,161	5,176,290
Nitto Denko Corp.	58,200	2,904,178
Syngenta AG(a)	12,800	2,376,541
		61,518,713
Commercial Services — 2.1%
Adecco SA	296,000	20,105,789
Smiths Group PLC	348,760	6,771,798
		26,877,587
Communications — 2.7%
SK Telecom Co. Ltd	81,630	19,494,253
SK Telecom Co. Ltd. ADR (South Korea)(b)	72,500	1,919,800
Telefonaktiebolaget LM Ericsson Cl. B	1,171,420	4,702,615

	Number of Shares	Market Value
Vodafone Group PLC	3,063,000	$8,465,944
		34,582,612
Computer Related Services — 0.3%
Meitec Corp.(b)	148,700	4,505,160
Computers & Information — 1.0%
Canon, Inc.	219,550	12,447,876
Cosmetics & Personal Care — 2.4%
L'Oreal SA	32,500	3,246,918
Reckitt Benckiser PLC	432,858	19,816,398
Uni-Charm Corp.	128,000	7,611,514
		30,674,830
Diversified Financial — 0.5%
Nomura Holdings, Inc.	333,400	6,314,803
Electric Utilities — 1.3%
E.ON AG	121,820	16,490,164
Electrical Equipment & Electronics — 5.6%
Fanuc Ltd.	67,900	6,666,010
Koninklijke Philips Electronics NV	335,000	12,599,980
Omron Corp.	348,100	9,913,442
Ricoh Co. Ltd.	460,000	9,417,371
Samsung Electronics Co. Ltd.	24,788	16,234,352
Schneider Electric SA	159,364	17,586,334
		72,417,489
Electronics — 1.6%
Rohm Co. Ltd.	206,098	20,513,125
Energy — 3.4%
BG Group PLC	318,138	4,345,949
BHP Billiton PLC	251,400	4,653,732
CNOOC Ltd.	4,315,000	4,085,600
Gaz De France(b)	120,100	5,500,991
Royal Dutch Shell Plc Class A Shs	284,970	10,042,369
Total SA	218,020	15,685,590
		44,314,231
Entertainment & Leisure — 1.6%
Ladbrokes PLC	897,544	7,343,544
William Hill PLC	1,031,216	12,753,278
		20,096,822
Financial Services — 6.3%
Daiwa Securities Group, Inc.	1,896,120	21,124,791
Nikko Cordial Corp.	446,100	5,122,195

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Schroders PLC	601,900	$13,163,530
UBS AG Registered(b)	692,037	41,823,913
		81,234,429
Foods — 6.7%
Cadbury Schweppes PLC	1,473,000	15,790,760
Compass Group PLC	2,980,000	16,911,902
Nestle SA	115,982	41,056,736
Tesco PLC	1,694,887	13,419,754
		87,179,152
Household Products — 1.3%
Henkel KGaA	39,700	5,133,337
Kao Corp.	448,000	12,066,977
		17,200,314
Industrial – Diversified — 0.2%
Enodis PLC	724,400	2,824,935
Industrial Services — 0.6%
Asahi Glass Co. Ltd.(b)	606,000	7,298,750
Insurance — 4.8%
Assicurazioni Generali SpA	152,140	6,646,552
AXA SA	445,067	17,905,289
Hannover Rueckversicherungs AG(a) (b)	297,000	13,722,363
QBE Insurance Group Ltd.	243,112	5,547,726
Swiss Reinsurance	143,379	12,126,061
Willis Group Holdings Ltd.	158,000	6,274,180
		62,222,171
Medical Supplies — 0.3%
Orbotech Ltd.(a)	39,100	994,705
Synthes, Inc.	28,363	3,374,868
		4,369,573
Miscellaneous — 1.2%
LVMH Moet Hennessy Louis Vuitton SA	145,606	15,272,269
Oil & Gas — 0.3%
Tokyo Gas Co. Ltd.(b)	796,000	4,239,150
Pharmaceuticals — 8.7%
Actelion Ltd.(a)	18,220	4,000,663
GlaxoSmithKline PLC	1,492,580	39,417,465
Novartis AG	377,700	21,666,182
Roche Holding AG	120,372	21,498,276
Sanofi-Aventis	187,353	17,212,950
Takeda Pharmaceutical Co. Ltd.	131,300	9,031,556
		112,827,092

	Number of Shares	Market Value
Retail — 3.4%
Esprit Holdings Ltd.	350,000	$3,887,199
Li & Fung Ltd.	2,020,800	6,269,313
Metro AG	123,000	7,822,282
Signet Group PLC	8,301,900	19,205,193
The Swatch Group AG Cl. B	31,800	7,012,413
		44,196,400
Telecommunications — 1.0%
NTT DoCoMo, Inc.	7,870	12,460,402
Telephone Utilities — 0.9%
Hutchison Telecommunications International Ltd.(a)	1,180,000	3,007,067
Singapore Telecommunications Ltd.	3,829,500	8,182,526
		11,189,593
Toys, Games — 0.3%
Nintendo Co. Ltd.	17,300	4,489,988
Transportation — 0.5%
Canadian National Railway Co.	111,510	4,798,275
TNT NV	43,100	1,850,040
		6,648,315
TOTAL EQUITIES (Cost $1,030,537,166)		1,280,882,501
	Principal Amount
SHORT-TERM INVESTMENTS — 6.1%
Cash Equivalents — 4.9%(d)
Abbey National PLC Eurodollar Time Deposit 5.280% 01/05/2007	$1,600,743	1,600,743
American Beacon Money Market Fund(c)	552,826	552,826
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	2,339,547	2,339,547
Bank of America 5.270% 01/09/2007	1,231,341	1,231,341
Bank of America 5.310% 03/08/2007	1,231,341	1,231,341
Bank of America 5.320% 02/16/2007	369,402	369,402
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 01/30/2007	738,804	738,804

	Principal Amount	Market Value
Bank of Nova Scotia Eurodollar Time Deposit 5.290% 02/06/2007	$2,462,681	$2,462,681
Bank of Nova Scotia Eurodollar Time Deposit 5.300% 02/27/2007	1,600,743	1,600,743
The Bank of the West Eurodollar Time Deposit 5.285% 01/17/2007	615,670	615,670
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	1,231,341	1,231,341
Barclays Eurodollar Time Deposit 5.310% 02/20/2007	1,231,341	1,231,341
Barclays Eurodollar Time Deposit 5.320% 02/13/2007	369,402	369,402
BGI Institutional Money Market Fund(c)	1,163,239	1,163,239
Calyon Eurodollar Time Deposit 5.290% 03/05/2007	1,847,011	1,847,011
Calyon Eurodollar Time Deposit 5.310% 02/16/2007	615,670	615,670
Calyon Eurodollar Time Deposit 5.310% 02/22/2007	615,670	615,670
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.310% 01/29/2007	2,265,665	2,265,665
Citigroup Eurodollar Time Deposit 5.305% 03/05/2007	1,847,011	1,847,011
Citigroup Eurodollar Time Deposit 5.310% 03/16/2007	615,670	615,670
Commonwealth Bank of Australia Commercial Paper 5.291% 01/08/2007	1,231,341	1,231,341
Dexia Group Eurodollar Time Deposit 5.285% 01/16/2007	1,231,341	1,231,341
Dreyfus Cash Management Plus Money Market Fund(c)	439,832	439,832
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	206,235	206,235

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Federal Home Loan Bank Discount Note 5.207% 01/19/2007	$321,321	$321,321
First Tennessee National Corp. Eurodollar Time Deposit 5.290% 01/18/2007	1,231,341	1,231,341
Fortis Bank Eurodollar Time Deposit 5.295% 01/02/2007	492,537	492,537
Fortis Bank Eurodollar Time Deposit 5.300% 01/24/2007	1,847,011	1,847,011
Fortis Bank Eurodollar Time Deposit 5.300% 01/26/2007	1,847,011	1,847,011
Freddie Mac Discount Note 5.231% 01/23/2007	490,041	490,041
General Electric Capital Corp. Commercial Paper 5.296% 01/26/2007	615,670	615,670
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	1,103,087	1,103,087
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	1,723,877	1,723,877
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/25/2007	1,231,341	1,231,341
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.305% 03/14/2007	985,072	985,072
Lloyds TSB Bank Eurodollar Time Deposit 5.300% 02/26/2007	1,847,011	1,847,011
Marshall & Ilsley Bank Eurodollar Time Deposit 5.300% 03/19/2007	738,804	738,804
Rabobank Nederland Eurodollar Time Deposit 5.250% 01/02/2007	3,078,351	3,078,351
Rabobank Nederland Eurodollar Time Deposit 5.300% 03/05/2007	1,108,207	1,108,207
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/14/2007	1,231,341	1,231,341

	Principal Amount	Market Value
Royal Bank of Canada Eurodollar Time Deposit 5.310% 02/15/2007	$1,822,384	$1,822,384
Royal Bank of Scotland Eurodollar Time Deposit 5.280% 01/11/2007	1,231,341	1,231,341
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 01/16/2007	246,268	246,268
Royal Bank of Scotland Eurodollar Time Deposit 5.290% 02/09/2007	615,670	615,670
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	985,072	985,072
Societe Generale Eurodollar Time Deposit 5.270% 01/19/2007	2,462,681	2,462,681
Societe Generale Eurodollar Time Deposit 5.290% 02/01/2007	1,847,011	1,847,011
Societe Generale Eurodollar Time Deposit 5.313% 01/02/2007	492,537	492,537
Svenska Handlesbanken Eurodollar Time Deposit 5.250% 01/02/2007	4,247,666	4,247,666
UBS AG Eurodollar Time Deposit 5.290% 01/02/2007	640,297	640,297
UBS AG Eurodollar Time Deposit 5.300% 01/04/2007	1,477,609	1,477,609
UBS AG Eurodollar Time Deposit 5.300% 01/05/2007	738,804	738,804
		64,353,230
Repurchase Agreement — 1.2%
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/2006, 3.50%, due 01/02/2007(e)	15,350,346	15,350,346
TOTAL SHORT-TERM INVESTMENTS (Cost $79,703,576)		79,703,576
TOTAL INVESTMENTS — 105.3% (Cost $1,110,240,742)(f)		1,360,586,077
Other Assets/ (Liabilities) — (5.3%)		(69,081,823)
NET ASSETS — 100.0%		$1,291,504,254

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $15,356,315. Collateralized by a U.S. Government Agency obligation with a rate of 4.055%, maturity date of 04/01/2034, and an aggregate market value, including accrued interest, of $16,117,863.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement Income Fund – Portfolio of Investments

December 31, 2006

	Number of Shares	Market Value
MUTUAL FUNDS — 100.0%
Financial Services
MassMutual Premier Capital Appreciation Fund, Class S(a)	3,023	$34,102
MassMutual Premier Core Bond Fund, Class S	4,760,583	50,557,393
MassMutual Premier Diversified Bond Fund, Class S(a)	4,077,910	42,736,493
MassMutual Premier Enhanced Index Growth Fund, Class S	100,308	938,886
MassMutual Premier Enhanced Index Value Fund, Class S	32,919	444,405
MassMutual Premier Inflation Protected Bond Fund, Class S	5,363,954	52,781,308
MassMutual Premier International Equity Fund, Class S	7,735	124,150
MassMutual Premier Main Street Small Cap Fund, Class S	365,392	3,927,961
MassMutual Premier Money Market Fund, Class S(a)	14,136,687	14,136,687
MassMutual Premier Short-Duration Bond Fund, Class S	4,230,604	42,306,043
MassMutual Premier Strategic Income Fund, Class S	774,442	7,868,327
MassMutual Premier Value Fund, Class S	1,042	19,096
MassMutual Select Aggressive Growth Fund, Class S(a)	6,699	41,937
MassMutual Select Blue Chip Growth Fund, Class S	5,486	54,370
MassMutual Select Diversified International Fund, Class S	12,328	124,016
MassMutual Select Diversified Value Fund, Class S	14,227	186,943

	Number of Shares	Market Value
MassMutual Select Emerging Growth Fund, Class S(a)	110,612	$713,449
MassMutual Select Focused Value Fund, Class S	305,496	5,679,171
MassMutual Select Fundamental Value Fund, Class S	320,717	3,964,061
MassMutual Select Growth Equity Fund, Class S	1,904,616	15,770,224
MassMutual Select Large Cap Value Fund, Class S	948,976	12,270,259
MassMutual Select Mid Cap Growth Equity Fund, Class S	105,138	1,119,717
MassMutual Select Mid Cap Growth Equity II Fund, Class S(a)	116,026	1,682,384
MassMutual Select Mid-Cap Value Fund, Class S	247,522	2,826,702
MassMutual Select Overseas Fund, Class S	1,096,475	14,188,387
MassMutual Select Small Cap Core Equity Fund, Class S	164,147	1,698,923
MassMutual Select Small Cap Growth Equity Fund, Class S(a)	42,307	704,408
MassMutual Select Small Cap Value Equity Fund, Class S	129,696	1,416,279
MassMutual Select Small Company Growth Fund, Class S(a)	121,996	1,304,137
MassMutual Select Small Company Value Fund, Class S	90,089	1,404,486
		281,024,704
TOTAL MUTUAL FUNDS (Cost $284,908,963)		281,024,704
TOTAL INVESTMENTS — 100.0%(b)		281,024,704
Other Assets/ (Liabilities) — 0.0%		(109,036)
NET ASSETS — 100.0%		$280,915,668

Notes to Portfolio of Investments

(a)  Non-income producing security.

(b)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2010 Fund – Portfolio of Investments

December 31, 2006

	Number of Shares	Market Value
MUTUAL FUNDS — 100.1%
Financial Services
MassMutual Premier Capital Appreciation Fund, Class S(a)	3,865	$43,593
MassMutual Premier Core Bond Fund, Class S	2,704,828	28,725,271
MassMutual Premier Diversified Bond Fund, Class S(a)	2,250,923	23,589,673
MassMutual Premier Enhanced Index Growth Fund, Class S	232,199	2,173,381
MassMutual Premier Enhanced Index Value Fund, Class S	429,784	5,802,078
MassMutual Premier Inflation Protected Bond Fund, Class S	2,678,016	26,351,680
MassMutual Premier International Equity Fund, Class S	5,523	88,646
MassMutual Premier Main Street Small Cap Fund, Class S	230,645	2,479,432
MassMutual Premier Money Market Fund, Class S(a)	8,940,430	8,940,430
MassMutual Premier Short-Duration Bond Fund, Class S	1,962,087	19,620,867
MassMutual Premier Strategic Income Fund, Class S	449,445	4,566,363
MassMutual Premier Value Fund, Class S	259	4,745
MassMutual Select Aggressive Growth Fund, Class S(a)	6,775	42,409
MassMutual Select Blue Chip Growth Fund, Class S	5,896	58,425
MassMutual Select Diversified International Fund, Class S	8,798	88,508
MassMutual Select Diversified Value Fund, Class S	5,532	72,690
MassMutual Select Emerging Growth Fund, Class S(a)	70,038	451,744

	Number of Shares	Market Value
MassMutual Select Focused Value Fund, Class S	193,427	$3,595,807
MassMutual Select Fundamental Value Fund, Class S	405,160	5,007,772
MassMutual Select Growth Equity Fund, Class S	1,865,773	15,448,604
MassMutual Select Large Cap Value Fund, Class S	542,758	7,017,866
MassMutual Select Mid Cap Growth Equity Fund, Class S	133,383	1,420,526
MassMutual Select Mid Cap Growth Equity II Fund, Class S(a)	145,132	2,104,421
MassMutual Select Mid-Cap Value Fund, Class S	313,872	3,584,424
MassMutual Select Overseas Fund, Class S	972,181	12,580,028
MassMutual Select Small Cap Core Equity Fund, Class S	103,607	1,072,333
MassMutual Select Small Cap Growth Equity Fund, Class S(a)	26,786	445,992
MassMutual Select Small Cap Value Equity Fund, Class S	82,284	898,542
MassMutual Select Small Company Growth Fund, Class S(a)	68,951	737,090
MassMutual Select Small Company Value Fund, Class S	57,154	891,037
		177,904,377
TOTAL MUTUAL FUNDS (Cost $179,655,133)		177,904,377
TOTAL INVESTMENTS — 100.1%(b)		177,904,377
Other Assets/ (Liabilities) — (0.1%)		(91,397)
NET ASSETS — 100.0%		$177,812,980

Notes to Portfolio of Investments

(a)  Non-income producing security.

(b)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2020 Fund – Portfolio of Investments

December 31, 2006

	Number of Shares	Market Value
MUTUAL FUNDS — 100.0%
Financial Services
MassMutual Premier Capital Appreciation Fund, Class S(a)	31,609	$356,555
MassMutual Premier Core Bond Fund, Class S	6,947,794	73,785,571
MassMutual Premier Diversified Bond Fund, Class S(a)	5,739,653	60,151,563
MassMutual Premier Enhanced Index Growth Fund, Class S	242,366	2,268,543
MassMutual Premier Enhanced Index Value Fund, Class S	1,402,073	18,927,990
MassMutual Premier Inflation Protected Bond Fund, Class S	7,710,542	75,871,733
MassMutual Premier International Equity Fund, Class S	747,718	12,000,876
MassMutual Premier Main Street Small Cap Fund, Class S	1,539,710	16,551,884
MassMutual Premier Short-Duration Bond Fund, Class S	3,555,454	35,554,538
MassMutual Premier Strategic Income Fund, Class S	1,355,995	13,776,905
MassMutual Premier Value Fund, Class S	9,770	178,981
MassMutual Select Aggressive Growth Fund, Class S(a)	5,838,120	36,546,634
MassMutual Select Blue Chip Growth Fund, Class S	56,343	558,357
MassMutual Select Diversified International Fund, Class S	52,160	524,732
MassMutual Select Diversified Value Fund, Class S	32,200	423,111
MassMutual Select Emerging Growth Fund, Class S(a)	232,691	1,500,859

	Number of Shares	Market Value
MassMutual Select Focused Value Fund, Class S	636,712	$11,836,478
MassMutual Select Fundamental Value Fund, Class S	2,685,028	33,186,946
MassMutual Select Growth Equity Fund, Class S	5,210,768	43,145,158
MassMutual Select Large Cap Value Fund, Class S	2,830,342	36,596,326
MassMutual Select Mid Cap Growth Equity Fund, Class S	820,145	8,734,543
MassMutual Select Mid Cap Growth Equity II Fund, Class S(a)	967,058	14,022,341
MassMutual Select Mid Cap-Value Fund, Class S	2,080,191	23,755,783
MassMutual Select Overseas Fund, Class S	4,090,883	52,936,022
MassMutual Select Small Cap Core Equity Fund, Class S	689,626	7,137,626
MassMutual Select Small Cap Growth Equity Fund, Class S(a)	88,994	1,481,756
MassMutual Select Small Cap Value Equity Fund, Class S	272,831	2,979,312
MassMutual Select Small Company Growth Fund, Class S(a)	278,558	2,977,782
MassMutual Select Small Company Value Fund, Class S	189,508	2,954,424
		590,723,329
TOTAL MUTUAL FUNDS (Cost $586,208,975)		590,723,329
TOTAL INVESTMENTS — 100.0%(b)		590,723,329
Other Assets/ (Liabilities) — 0.0%		(235,084)
NET ASSETS — 100.0%		$590,488,245

Notes to Portfolio of Investments

(a)  Non-income producing security.

(b)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2030 Fund – Portfolio of Investments

December 31, 2006

	Number of Shares	Market Value
MUTUAL FUNDS — 100.0%
Financial Services
MassMutual Premier Capital Appreciation Fund, Class S(a)	64,706	$729,889
MassMutual Premier Core Bond Fund, Class S	1,811,305	19,236,064
MassMutual Premier Diversified Bond Fund, Class S(a)	2,059,040	21,578,742
MassMutual Premier Enhanced Index Growth Fund, Class S	319,181	2,987,535
MassMutual Premier Enhanced Index Value Fund, Class S	1,270,794	17,155,715
MassMutual Premier Inflation Protected Bond Fund, Class S	3,492,869	34,369,827
MassMutual Premier International Equity Fund, Class S	858,843	13,784,435
MassMutual Premier Main Street Small Cap Fund, Class S	1,418,940	15,253,602
MassMutual Premier Short-Duration Bond Fund, Class S	437,455	4,374,550
MassMutual Premier Strategic Income Fund, Class S	703,972	7,152,360
MassMutual Premier Value Fund, Class S	5,058	92,656
MassMutual Select Aggressive Growth Fund, Class S(a)	6,746,680	42,234,220
MassMutual Select Blue Chip Growth Fund, Class S	116,938	1,158,853
MassMutual Select Diversified International Fund, Class S	55,905	562,401
MassMutual Select Diversified Value Fund, Class S	64,810	851,600
MassMutual Select Emerging Growth Fund, Class S(a)	3,074,193	19,828,545
MassMutual Select Focused Value Fund, Class S	467,836	8,697,065

	Number of Shares	Market Value
MassMutual Select Fundamental Value Fund, Class S	3,275,906	$40,490,196
MassMutual Select Growth Equity Fund, Class S	5,624,451	46,570,456
MassMutual Select Large Cap Value Fund, Class S	2,922,090	37,782,629
MassMutual Select Mid Cap Growth Equity Fund, Class S	42,820	456,028
MassMutual Select Mid Cap Growth Equity II Fund, Class S(a)	890,481	12,911,970
MassMutual Select Mid-Cap Value Fund, Class S	1,535,583	17,536,356
MassMutual Select Overseas Fund, Class S	4,309,091	55,759,632
MassMutual Select Small Cap Core Equity Fund, Class S	19,645	203,330
MassMutual Select Small Cap Growth Equity Fund, Class S(a)	3,426	57,034
MassMutual Select Small Cap Value Equity Fund, Class S	15,739	171,870
MassMutual Select Small Company Growth Fund, Class S(a)	14,749	157,667
MassMutual Select Small Company Value Fund, Class S	856,560	13,353,769
		435,498,996
TOTAL MUTUAL FUNDS (Cost $419,055,742)		435,498,996
TOTAL INVESTMENTS — 100.0%(b)		435,498,996
Other Assets/ (Liabilities) — 0.0%		(185,616)
NET ASSETS — 100.0%		$435,313,380

Notes to Portfolio of Investments

(a)  Non-income producing security.

(b)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2040 Fund – Portfolio of Investments

December 31, 2006

	Number of Shares	Market Value
MUTUAL FUNDS — 100.0%
Financial Services
MassMutual Premier Capital Appreciation Fund, Class S(a)	44,114	$497,611
MassMutual Premier Core Bond Fund, Class S	138,880	1,474,911
MassMutual Premier Diversified Bond Fund, Class S(a)	140,784	1,475,419
MassMutual Premier Enhanced Index Growth Fund, Class S	575,855	5,390,003
MassMutual Premier Enhanced Index Value Fund, Class S	1,013,644	13,684,190
MassMutual Premier Inflation Protected Bond Fund, Class S	241,771	2,379,022
MassMutual Premier International Equity Fund, Class S	624,917	10,029,918
MassMutual Premier Main Street Small Cap Fund, Class S	784,975	8,438,484
MassMutual Premier Strategic Income Fund, Class S	193,045	1,961,334
MassMutual Premier Value Fund, Class S	4,287	78,534
MassMutual Select Aggressive Growth Fund, Class S(a)	4,341,596	27,178,392
MassMutual Select Blue Chip Growth Fund, Class S	90,186	893,742
MassMutual Select Diversified International Fund, Class S	44,473	447,400
MassMutual Select Diversified Value Fund, Class S	58,705	771,377
MassMutual Select Emerging Growth Fund, Class S(a)	2,017,516	13,012,975
MassMutual Select Focused Value Fund, Class S	257,885	4,794,073
MassMutual Select Fundamental Value Fund, Class S	2,219,302	27,430,569

	Number of Shares	Market Value
MassMutual Select Growth Equity Fund, Class S	3,567,925	$29,542,422
MassMutual Select Large Cap Value Fund, Class S	2,007,098	25,951,783
MassMutual Select Mid Cap Growth Equity Fund, Class S	32,517	346,311
MassMutual Select Mid Cap Growth Equity II Fund, Class S(a)	490,952	7,118,806
MassMutual Select Mid-Cap Value Fund, Class S	1,064,651	12,158,315
MassMutual Select Overseas Fund, Class S	2,753,022	35,624,109
MassMutual Select Small Cap Core Equity Fund, Class S	14,272	147,712
MassMutual Select Small Cap Growth Equity Fund, Class S(a)	5,270	87,753
MassMutual Select Small Cap Value Equity Fund, Class S	15,268	166,726
MassMutual Select Small Company Growth Fund, Class S(a)	13,842	147,972
MassMutual Select Small Company Value Fund, Class S	660,012	10,289,593
		241,519,456
TOTAL MUTUAL FUNDS (Cost $231,465,713)(b)		241,519,456
TOTAL INVESTMENTS — 100.0%(b)		241,519,456
Other Assets/ (Liabilities) — 0.0%		(105,508)
NET ASSETS — 100.0%		$241,413,948

Notes to Portfolio of Investments

(a)  Non-income producing security.

(b)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements

Statement of Assets and Liabilities

December 31, 2006

	MassMutual Select Strategic Bond Fund	MassMutual Select Strategic Balanced Fund	MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund
Assets:
Investments, at value (Note 2)(a)	$211,370,906	$232,837,747	$520,395,661	$1,258,347,970
Short-term investments, at value (Note 2)(b)	37,066,322	41,757,438	36,947,885	84,385,788
Total investments(c)	248,437,228	274,595,185	557,343,546	1,342,733,758
Cash	2,626,307	-	-	-
Foreign currency, at value:(d)	-	125,179	-	-
Receivables from:
Investments sold	-	683	-	8,644,555
Open forward foreign currency contracts (Note 2)	8,694	-	-	-
Investment Adviser (Note 3)	-	10,786	-	-
Fund shares sold	3,488,303	2,601,827	4,055,236	2,630,109
Interest and dividends	1,835,020	1,017,175	799,862	2,388,145
Foreign taxes withheld	-	-	7	-
Open swap agreements, at value (Note 2)	-	55,188	-	-
Total assets	256,395,552	278,406,023	562,198,651	1,356,396,567
Liabilities:
Payables for:
Investments purchased	66,015	717,618	3,179,524	6,558,372
Written options outstanding, at value (Note 2)(e)	219,363	78,622	-	-
Open forward foreign currency contracts (Note 2)	44,914	13,930	-	-
Fund shares repurchased	147,607	2,290,655	256,875	14,628,100
Variation margin on open futures contracts (Note 2)	33,530	10,043	-	-
Securities on loan (Note 2)	15,283,053	29,253,785	27,183,659	48,910,393
Open swap agreements, at value (Note 2)	-	141,200	-	-
Directors' fees and expenses (Note 3)	4,653	8,800	12,050	43,574
Affiliates (Note 3):
Investment management fees	109,925	124,137	219,294	722,244
Administration fees	17,133	52,110	64,759	241,263
Service fees	24,075	20,052	46,616	193,359
Distribution fees	1,248	361	922	962
Due to custodian	-	-	-	-
Accrued expense and other liabilities	64,747	49,000	39,457	47,940
Total liabilities	16,016,263	32,760,313	31,003,156	71,346,207
Net assets	$240,379,289	$245,645,710	$531,195,495	$1,285,050,360
Net assets consist of:
Paid-in capital	$241,670,073	$217,677,140	$427,632,361	$1,020,311,768
Undistributed net investment income (distributions in excess of net investment income)	32,180	97,244	(10,470)	(38,758)
Accumulated net realized gain (loss) on investments	(1,270,631)	658,648	2,600,951	27,750,703
Net unrealized appreciation (depreciation) on investments	(52,333)	27,212,678	100,972,653	237,026,647
Net Assets	$240,379,289	$245,645,710	$531,195,495	$1,285,050,360
(a) Cost of investments - unaffiliated issuers:	$211,243,657	$205,535,572	$419,423,008	$1,021,321,323
(b) Cost of short-term investments:	$37,066,322	$41,757,438	$36,947,885	$84,385,788
(c) Securities on loan with market value of:	$14,825,885	$28,194,092	$26,189,434	$47,754,374
(d) Cost of foreign currency:	$-	$113,867	$-	$-
(e) Premiums on written options:	$399,050	$147,863	$-	$-

The accompanying notes are an integral part of the financial statements.

	MassMutual Select Value Equity Fund	MassMutual Select Large Cap Value Fund	MassMutual Select Indexed Equity Fund	MassMutual Select Core Opportunities Fund
Assets:
Investments, at value (Note 2)(a)	$96,988,683	$1,610,108,579	$2,210,708,300	$25,596,003
Short-term investments, at value (Note 2)(b)	6,963,434	133,540,815	166,508,514	6,373,475
Total investments(c)	103,952,117	1,743,649,394	2,377,216,814	31,969,478
Cash	-	-	62,109	3,809,492
Foreign currency, at value:(d)	-	245,732	-	-
Receivables from:
Investments sold	2,135,422	-	315,010	15,076
Open forward foreign currency contracts (Note 2)	-	-	-	-
Investment Adviser (Note 3)	-	-	-	7,671
Fund shares sold	278,363	7,440,751	7,093,778	939,447
Interest and dividends	157,094	2,059,082	3,377,163	21,791
Foreign taxes withheld	-	13,611	-	381
Open swap agreements, at value (Note 2)	-	-	-	-
Total assets	106,522,996	1,753,408,570	2,388,064,874	36,763,336
Liabilities:
Payables for:
Investments purchased	-	646,191	-	704,419
Written options outstanding, at value (Note 2)(e)	-	-	-	-
Open forward foreign currency contracts (Note 2)	-	-	-	-
Fund shares repurchased	22,663	8,415,868	9,686,305	-
Variation margin on open futures contracts (Note 2)	-	-	194,119	-
Securities on loan (Note 2)	6,963,434	107,413,598	117,861,275	3,927,200
Open swap agreements, at value (Note 2)	-	-	-	-
Directors' fees and expenses (Note 3)	5,354	64,406	95,945	300
Affiliates (Note 3):
Investment management fees	59,662	920,511	191,656	15,817
Administration fees	13,693	302,398	508,821	4,527
Service fees	18,425	254,626	190,808	4,498
Distribution fees	97	1,586	3,177	67
Due to custodian	1,281,099	216,069	-	-
Accrued expense and other liabilities	35,097	60,034	58,728	35,678
Total liabilities	8,399,524	118,295,287	128,790,834	4,692,506
Net assets	$98,123,472	$1,635,113,283	$2,259,274,040	$32,070,830
Net assets consist of:
Paid-in capital	$89,265,623	$1,204,368,432	$1,882,140,986	$30,330,778
Undistributed net investment income (distributions in excess of net investment income)	12,687	(58,695)	210,001	(232)
Accumulated net realized gain (loss) on investments	2,869,269	(29,559,191)	(49,883,939)	205,076
Net unrealized appreciation (depreciation) on investments	5,975,893	460,362,737	426,806,992	1,535,208
Net Assets	$98,123,472	$1,635,113,283	$2,259,274,040	$32,070,830
(a) Cost of investments - unaffiliated issuers:	$91,012,790	$1,149,745,465	$1,783,953,040	$24,060,795
(b) Cost of short-term investments:	$6,963,434	$133,540,815	$166,508,514	$6,373,475
(c) Securities on loan with market value of:	$6,707,808	$104,271,547	$113,952,082	$3,817,780
(d) Cost of foreign currency:	$-	$245,826	$-	$-
(e) Premiums on written options:	$-	$-	$-	$-

MassMutual Select Funds – Financial Statements (Continued)

Statement of Assets and Liabilities

December 31, 2006

	MassMutual Select Strategic Bond Fund	MassMutual Select Strategic Balanced Fund	MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund
Class A shares:
Net assets	$39,419,855	$32,130,081	$82,361,251	$310,437,898
Shares outstanding	3,944,911	2,812,375	6,296,104	25,289,146
Net asset value and redemption price per share	$9.99	$11.42	$13.08	$12.28
Offering price per share (100/[100-maximum sales charge] of net asset value)	$10.49	$12.12	$13.88	$13.03
Class L shares:
Net assets	$17,941,536	$94,872,287	$57,852,971	$298,276,250
Shares outstanding	1,791,736	8,287,762	4,407,468	24,192,918
Net asset value, offering price and redemption price per share	$10.01	$11.45	$13.13	$12.33
Class Y shares:
Net assets	$109,602,764	$95,027,531	$142,836,489	$134,485,004
Shares outstanding	10,940,452	8,299,037	10,884,214	10,894,461
Net asset value, offering price and redemption price per share	$10.02	$11.45	$13.12	$12.34
Class S shares:
Net assets	$71,375,197	$23,043,546	$246,598,226	$540,184,653
Shares outstanding	7,121,024	2,012,829	18,764,435	43,708,587
Net asset value, offering price and redemption price per share	$10.02	$11.45	$13.14	$12.36
Class Z shares:
Net assets	$-	$-	$-	$-
Shares outstanding	-	-	-	-
Net asset value, offering price and redemption price per share	$-	$-	$-	$-
Class N shares:
Net assets	$2,039,937	$572,265	$1,546,558	$1,666,555
Shares outstanding	204,819	50,174	118,152	136,619
Net asset value, offering price and redemption price per share	$9.96	$11.41	$13.09	$12.20

The accompanying notes are an integral part of the financial statements.

	MassMutual Select Value Equity Fund	MassMutual Select Large Cap Value Fund	MassMutual Select Indexed Equity Fund	MassMutual Select Core Opportunities Fund
Class A shares:
Net assets	$28,143,015	$401,790,379	$297,468,342	$9,179,334
Shares outstanding	2,794,469	31,303,340	22,828,535	856,425
Net asset value and redemption price per share	$10.07	$12.84	$13.03	$10.72
Offering price per share (100/[100-maximum sales charge] of net asset value)	$10.68	$13.62	$13.82	$11.37
Class L shares:
Net assets	$12,075,196	$397,105,488	$337,639,009	$7,999,975
Shares outstanding	1,197,437	30,829,575	25,825,539	745,699
Net asset value, offering price and redemption price per share	$10.08	$12.88	$13.07	$10.73
Class Y shares:
Net assets	$5,135,851	$218,267,547	$494,848,586	$4,435,687
Shares outstanding	506,441	16,903,412	37,725,911	413,025
Net asset value, offering price and redemption price per share	$10.14	$12.91	$13.12	$10.74
Class S shares:
Net assets	$52,627,332	$615,354,081	$751,169,763	$10,348,643
Shares outstanding	5,198,094	47,582,470	56,709,975	963,365
Net asset value, offering price and redemption price per share	$10.12	$12.93	$13.25	$10.74
Class Z shares:
Net assets	$-	$-	$373,068,892	$-
Shares outstanding	-	-	28,162,606	-
Net asset value, offering price and redemption price per share	$-	$-	$13.25	$-
Class N shares:
Net assets	$142,078	$2,595,788	$5,079,448	$107,191
Shares outstanding	14,085	204,231	393,719	10,010
Net asset value, offering price and redemption price per share	$10.09	$12.71	$12.90	$10.71

MassMutual Select Funds – Financial Statements (Continued)

Statement of Assets and Liabilities

December 31, 2006

	MassMutual Select Blue Chip Growth Fund	MassMutual Select Large Cap Growth Fund	MassMutual Select Growth Equity Fund	MassMutual Select Aggressive Growth Fund
Assets:
Investments, at value (Note 2)(a)	$432,144,848	$40,821,958	$751,641,032	$596,101,920
Short-term investments, at value (Note 2)(b)	45,817,274	2,771,858	41,895,125	59,919,130
Total investments(c)	477,962,122	43,593,816	793,536,157	656,021,050
Receivables from:
Investments sold	3,246,181	222,400	-	2,691,175
Investment Adviser (Note 3)	-	-	-	-
Fund shares sold	1,480,790	36,495	594,067	609,170
Interest and dividends	380,767	25,713	970,374	216,516
Broker for collateral held for open futures contracts (Note 2)	-	-	1,890,000	-
Variation margin on open futures contracts (Note 2)	-	-	-	-
Foreign taxes withheld	10,377	-	103	-
Total assets	483,080,237	43,878,424	796,990,701	659,537,911
Liabilities:
Payables for:
Investments purchased	-	28,178	-	655,494
Fund shares repurchased	9,644,391	19,952	8,668,121	2,283,434
Variation margin on open futures contracts (Note 2)	-	-	20,250	-
Securities on loan (Note 2)	38,801,978	2,771,858	25,872,686	54,641,303
Directors' fees and expenses (Note 3)	23,361	2,016	44,411	25,604
Affiliates (Note 3):
Investment management fees	226,386	22,866	459,588	388,336
Administration fees	135,968	7,717	143,801	122,662
Service fees	28,062	5,171	83,706	76,325
Distribution fees	2,164	-	50	765
Due to custodian	-	122,815	-	-
Accrued expense and other liabilities	40,606	36,211	46,079	61,154
Total liabilities	48,902,916	3,016,784	35,338,692	58,255,077
Net assets	$434,177,321	$40,861,640	$761,652,009	$601,282,834
Net assets consist of:
Paid-in capital	$445,338,928	$37,127,354	$842,121,120	$591,802,914
Undistributed net investment income (distributions in excess of net investment income)	(25,189)	(1,848)	(41,113)	16,431
Accumulated net realized gain (loss) on investments	(58,723,525)	147,669	(122,666,300)	(69,048,511)
Net unrealized appreciation (depreciation) on investments	47,587,107	3,588,465	42,238,302	78,512,000
Net Assets	$434,177,321	$40,861,640	$761,652,009	$601,282,834
(a) Cost of investments - unaffiliated issuers:	$384,558,218	$37,233,493	$709,410,926	$517,589,920
(b) Cost of short-term investments:	$45,817,274	$2,771,858	$41,895,125	$59,919,130
(c) Securities on loan with market value of:	$37,542,652	$2,699,044	$25,119,511	$52,664,202

The accompanying notes are an integral part of the financial statements.

	MassMutual Select OTC 100 Fund	MassMutual Select Focused Value Fund	MassMutual Select Mid-Cap Value Fund
Assets:
Investments, at value (Note 2)(a)	$49,490,253	$948,515,399	$60,250,892
Short-term investments, at value (Note 2)(b)	7,992,600	135,920,511	1,814,699
Total investments(c)	57,482,853	1,084,435,910	62,065,591
Receivables from:
Investments sold	-	22,986,726	368,558
Investment Adviser (Note 3)	-	-	5,336
Fund shares sold	42,247	2,085,378	370,855
Interest and dividends	30,643	1,185,374	78,462
Broker for collateral held for open futures contracts (Note 2)	-	-	-
Variation margin on open futures contracts (Note 2)	70	-	-
Foreign taxes withheld	-	-	-
Total assets	57,555,813	1,110,693,388	62,888,802
Liabilities:
Payables for:
Investments purchased	-	6,116,002	-
Fund shares repurchased	15,556	9,606,342	1,615
Variation margin on open futures contracts (Note 2)	-	-	-
Securities on loan (Note 2)	7,749,326	82,393,766	-
Directors' fees and expenses (Note 3)	4,193	40,947	110
Affiliates (Note 3):
Investment management fees	6,433	593,255	22,451
Administration fees	23,114	187,435	2,023
Service fees	14,511	167,962	149
Distribution fees	285	1,554	57
Due to custodian	270	-	-
Accrued expense and other liabilities	36,457	45,582	29,490
Total liabilities	7,850,145	99,152,845	55,895
Net assets	$49,705,668	$1,011,540,543	$62,832,907
Net assets consist of:
Paid-in capital	$65,997,398	$799,518,402	$62,256,385
Undistributed net investment income (distributions in excess of net investment income)	4,345	10,471,377	(88)
Accumulated net realized gain (loss) on investments	(24,077,832)	8,159,394	110,363
Net unrealized appreciation (depreciation) on investments	7,781,757	193,391,370	466,247
Net Assets	$49,705,668	$1,011,540,543	$62,832,907
(a) Cost of investments - unaffiliated issuers:	$41,704,057	$755,124,029	$59,784,645
(b) Cost of short-term investments:	$7,992,600	$135,920,511	$1,814,699
(c) Securities on loan with market value of:	$7,490,800	$79,877,861	$-

MassMutual Select Funds – Financial Statements (Continued)

Statement of Assets and Liabilities

December 31, 2006

	MassMutual Select Blue Chip Growth Fund	MassMutual Select Large Cap Growth Fund	MassMutual Select Growth Equity Fund	MassMutual Select Aggressive Growth Fund
Class A shares:
Net assets	$39,054,515	$8,278,251	$119,863,365	$114,138,720
Shares outstanding	4,004,261	837,810	14,766,089	18,828,679
Net asset value and redemption price per share	$9.75	$9.88	$8.12	$6.06
Offering price per share (100/[100-maximum sales charge] of net asset value)	$10.34	$10.48	$8.62	$6.43
Class L shares:
Net assets	$280,094,003	$1,629,603	$319,548,117	$192,838,730
Shares outstanding	28,373,273	160,733	38,964,367	31,273,376
Net asset value, offering price and redemption price per share	$9.87	$10.14	$8.20	$6.17
Class Y shares:
Net assets	$44,656,384	$10,043,183	$63,323,275	$53,940,344
Shares outstanding	4,523,399	999,798	7,671,866	8,670,399
Net asset value, offering price and redemption price per share	$9.87	$10.05	$8.25	$6.22
Class S shares:
Net assets	$66,863,908	$20,909,272	$258,837,949	$239,161,782
Shares outstanding	6,747,902	2,071,374	31,258,466	38,190,332
Net asset value, offering price and redemption price per share	$9.91	$10.09	$8.28	$6.26
Class N shares:
Net assets	$3,508,511	$1,331	$79,303	$1,203,258
Shares outstanding	364,370	135	9,922	202,022
Net asset value, offering price and redemption price per share	$9.63	$9.86	$7.99	$5.96

*  Net asset value calculations reflect fractional share and dollar amounts.

The accompanying notes are an integral part of the financial statements.

	MassMutual Select OTC 100 Fund	MassMutual Select Focused Value Fund	MassMutual Select Mid-Cap Value Fund
Class A shares:
Net assets	$21,627,424	$275,924,822	$496,536
Shares outstanding	4,943,493	15,263,076	43,538
Net asset value and redemption price per share	$4.37	$18.08	$11.40
Offering price per share (100/[100-maximum sales charge] of net asset value)	$4.64	$19.18	$12.10
Class L shares:
Net assets	$9,959,813	$203,635,259	$1,628,246
Shares outstanding	2,243,317	11,104,718	142,627
Net asset value, offering price and redemption price per share	$4.44	$18.34	$11.42
Class Y shares:
Net assets	$1,495,034	$144,555,156	$113
Shares outstanding	334,163	7,828,002	10
Net asset value, offering price and redemption price per share	$4.47	$18.47	$11.43	*
Class S shares:
Net assets	$16,178,631	$384,858,616	$60,707,899
Shares outstanding	3,588,274	20,701,258	5,315,304
Net asset value, offering price and redemption price per share	$4.51	$18.59	$11.42
Class N shares:
Net assets	$444,766	$2,566,690	$113
Shares outstanding	103,283	144,315	10
Net asset value, offering price and redemption price per share	$4.31	$17.79	$11.41	*

MassMutual Select Funds – Financial Statements (Continued)

Statement of Assets and Liabilities

December 31, 2006

	MassMutual Select Small Cap Value Equity Fund	MassMutual Select Small Company Value Fund	MassMutual Select Small Cap Core Equity Fund	MassMutual Select Mid Cap Growth Equity Fund
Assets:
Investments, at value (Note 2)(a)	$34,329,636	$786,081,115	$25,518,153	$147,557,522
Short-term investments, at value (Note 2)(b)	4,609,618	141,583,363	5,010,644	31,731,055
Total investments(c)	38,939,254	927,664,478	30,528,797	179,288,577
Cash	-	111,211	-	-
Foreign currency, at value:(d)	-	-	-	-
Receivables from:
Investments sold	29,400	7,387,640	-	4,866,537
Investment Adviser (Note 3)	5,515	-	6,236	-
Fund shares sold	1,459,866	1,536,489	183,059	514,891
Interest and dividends	92,221	914,859	51,417	187,172
Broker for collateral held for open futures contracts (Note 2)	40,500	-	5,996	-
Variation margin on open futures contracts (Note 2)	-	-	1,080	-
Foreign taxes withheld	-	-	-	-
Total assets	40,566,756	937,614,677	30,776,585	184,857,177
Liabilities:
Payables for:
Investments purchased	-	3,791,506	15,799	2,579,983
Fund shares repurchased	29,248	2,324,456	-	1,254,715
Variation margin on open futures contracts (Note 2)	9,150	-	-	-
Securities on loan (Note 2)	3,324,185	127,527,050	4,792,766	28,721,323
Directors' fees and expenses (Note 3)	307	24,749	219	10,687
Affiliates (Note 3):
Investment management fees	20,427	586,191	13,536	89,838
Administration fees	2,525	177,260	1,784	24,733
Service fees	1,817	109,320	478	19,851
Distribution fees	67	870	64	156
Due to custodian	-	-	-	-
Accrued expense and other liabilities	34,816	45,490	35,623	36,904
Total liabilities	3,422,542	134,586,892	4,860,269	32,738,190
Net assets	$37,144,214	$803,027,785	$25,916,316	$152,118,987
Net assets consist of:
Paid-in capital	$34,769,023	$659,043,984	$25,299,985	$205,297,431
Undistributed net investment income (distributions in excess of net investment income)	9,594	833,128	4,546	18,265
Accumulated net realized gain (loss) on investments	405,239	18,774,196	(519,342)	(72,422,823)
Net unrealized appreciation (depreciation) on investments	1,960,358	124,376,477	1,131,127	19,226,114
Net Assets	$37,144,214	$803,027,785	$25,916,316	$152,118,987
(a) Cost of investments - unaffiliated issuers:	$32,363,359	$661,704,638	$24,388,102	$128,331,408
(b) Cost of short-term investments:	$4,609,618	$141,583,363	$5,010,644	$31,731,055
(c) Securities on loan with market value of:	$3,158,339	$122,722,983	$4,596,005	$27,897,886
(d) Cost of foreign currency:	$-	$-	$-	$-

The accompanying notes are an integral part of the financial statements.

	MassMutual Select Mid Cap Growth Equity II Fund	MassMutual Select Small Cap Growth Equity Fund	MassMutual Select Small Company Growth Fund	MassMutual Select Emerging Growth Fund
Assets:
Investments, at value (Note 2)(a)	$1,234,548,433	$596,045,809	$162,655,624	$111,448,516
Short-term investments, at value (Note 2)(b)	208,100,070	218,302,996	47,245,831	35,087,790
Total investments(c)	1,442,648,503	814,348,805	209,901,455	146,536,306
Cash	30,541	-	-	-
Foreign currency, at value:(d)	52,836	-	-	-
Receivables from:
Investments sold	3,971,937	2,955,766	858,648	1,576,537
Investment Adviser (Note 3)	-	-	-	-
Fund shares sold	4,684,386	2,628,044	414,823	61,103
Interest and dividends	486,410	210,272	34,940	80,881
Broker for collateral held for open futures contracts (Note 2)	-	-	-	-
Variation margin on open futures contracts (Note 2)	-	-	-	-
Foreign taxes withheld	1,461	709	-	-
Total assets	1,451,876,074	820,143,596	211,209,866	148,254,827
Liabilities:
Payables for:
Investments purchased	677,305	4,852,086	1,310,707	1,552,154
Fund shares repurchased	9,025,759	850,783	3,341,119	438,911
Variation margin on open futures contracts (Note 2)	-	-	-	-
Securities on loan (Note 2)	180,540,632	187,495,013	45,467,348	35,087,790
Directors' fees and expenses (Note 3)	49,434	30,029	7,204	7,740
Affiliates (Note 3):
Investment management fees	820,608	434,903	116,064	76,524
Administration fees	282,916	128,883	39,165	21,076
Service fees	204,701	71,500	44,593	8,804
Distribution fees	1,668	633	496	108
Due to custodian	-	-	-	821,280
Accrued expense and other liabilities	55,065	50,197	41,992	36,493
Total liabilities	191,658,088	193,914,027	50,368,688	38,050,880
Net assets	$1,260,217,986	$626,229,569	$160,841,178	$110,203,947
Net assets consist of:
Paid-in capital	$994,674,745	$499,827,603	$145,879,912	$136,590,784
Undistributed net investment income (distributions in excess of net investment income)	(8,063)	(27,718)	(6,621)	(7,289)
Accumulated net realized gain (loss) on investments	16,500,948	8,073,818	689,359	(38,046,864)
Net unrealized appreciation (depreciation) on investments	249,050,356	118,355,866	14,278,528	11,667,316
Net Assets	$1,260,217,986	$626,229,569	$160,841,178	$110,203,947
(a) Cost of investments - unaffiliated issuers:	$985,495,495	$477,689,845	$148,377,096	$99,781,200
(b) Cost of short-term investments:	$208,100,070	$218,302,996	$47,245,831	$35,087,790
(c) Securities on loan with market value of:	$174,351,264	$179,596,454	$43,510,600	$33,585,615
(d) Cost of foreign currency:	$53,298	$-	$-	$-

MassMutual Select Funds – Financial Statements (Continued)

Statement of Assets and Liabilities

December 31, 2006

	MassMutual Select Small Cap Value Equity Fund	MassMutual Select Small Company Value Fund	MassMutual Select Small Cap Core Equity Fund	MassMutual Select Mid Cap Growth Equity Fund
Class A shares:
Net assets	$3,653,217	$174,732,245	$791,810	$30,405,894
Shares outstanding	335,260	11,407,157	76,633	2,938,383
Net asset value and redemption price per share	$10.90	$15.32	$10.33	$10.35
Offering price per share (100/[100-maximum sales charge] of net asset value)	$11.56	$16.25	$10.96	$10.98
Class L shares:
Net assets	$1,040,978	$163,440,752	$2,559,300	$33,741,651
Shares outstanding	95,423	10,592,456	247,409	3,204,848
Net asset value, offering price and redemption price per share	$10.91	$15.43	$10.34	$10.53
Class Y shares:
Net assets	$2,401,961	$174,630,462	$1,707,090	$19,474,871
Shares outstanding	220,103	11,248,073	164,834	1,833,864
Net asset value, offering price and redemption price per share	$10.91	$15.53	$10.36	$10.62
Class S shares:
Net assets	$29,938,825	$288,826,456	$20,754,857	$68,250,694
Shares outstanding	2,743,258	18,533,577	2,004,853	6,407,074
Net asset value, offering price and redemption price per share	$10.91	$15.58	$10.35	$10.65
Class N shares:
Net assets	$109,233	$1,397,870	$103,259	$245,877
Shares outstanding	10,010	92,724	10,010	24,077
Net asset value, offering price and redemption price per share	$10.91	$15.08	$10.32	$10.21

The accompanying notes are an integral part of the financial statements.

	MassMutual Select Mid Cap Growth Equity II Fund	MassMutual Select Small Cap Growth Equity Fund	MassMutual Select Small Company Growth Fund	MassMutual Select Emerging Growth Fund
Class A shares:
Net assets	$318,260,449	$114,135,879	$69,379,505	$13,650,261
Shares outstanding	22,648,709	7,142,476	6,671,458	2,194,939
Net asset value and redemption price per share	$14.05	$15.98	$10.40	$6.22
Offering price per share (100/[100-maximum sales charge] of net asset value)	$14.91	$16.95	$11.03	$6.60
Class L shares:
Net assets	$531,193,902	$92,914,070	$31,255,637	$44,933,373
Shares outstanding	37,202,037	5,703,700	2,956,390	7,106,005
Net asset value, offering price and redemption price per share	$14.28	$16.29	$10.57	$6.32
Class Y shares:
Net assets	$178,542,043	$133,776,771	$20,225,774	$979,586
Shares outstanding	12,376,728	8,119,088	1,899,168	152,964
Net asset value, offering price and redemption price per share	$14.43	$16.48	$10.65	$6.40
Class S shares:
Net assets	$229,547,310	$284,412,611	$39,194,027	$50,464,102
Shares outstanding	15,831,679	17,088,749	3,667,786	7,829,647
Net asset value, offering price and redemption price per share	$14.50	$16.64	$10.69	$6.45
Class N shares:
Net assets	$2,674,282	$990,238	$786,235	$176,625
Shares outstanding	193,267	63,066	77,106	28,856
Net asset value, offering price and redemption price per share	$13.84	$15.70	$10.20	$6.12

MassMutual Select Funds – Financial Statements (Continued)

Statement of Assets and Liabilities

December 31, 2006

	MassMutual Select Diversified International Fund	MassMutual Select Overseas Fund	MassMutual Select Destination Retirement Income Fund		MassMutual Select Destination Retirement 2010 Fund
Assets:
Investments at value
Unaffiliated issuer(s):(a)	$9,296,113	$1,280,882,501		$-		$-
Affiliated issuer(s)(b)	-	-		281,024,704		177,904,377
Short-term investments, at value (Note 2)(c)	865,759	79,703,576		-		-
Total investments(d)	10,161,872	1,360,586,077		281,024,704		177,904,377
Cash	758,143	-		-		-
Foreign currency, at value:(e)	133,014	-		-		-
Receivables from:
Investments sold	-	12,952,169		64,516		654
Investment Adviser (Note 3)	37,095	-		-		6,162
Fund shares sold	884,748	2,197,399		2,868,208		583,278
Interest and dividends	10,965	1,243,749		56,725		35,848
Broker for collateral held for open futures contracts (Note 2)	3,903
Variation margin on open futures contracts (Note 2)	4,594	-		-		-
Foreign taxes withheld	-	240,064		-		-
Total assets	11,994,334	1,377,219,458		284,014,153		178,530,319
Liabilities:
Payables for:
Investments purchased	144,990	5,011,757		2,546,040		616,064
Fund shares repurchased	-	14,645,650		443,409		3,716
Securities on loan (Note 2)	-	64,353,230		-		-
Directors' fees and expenses (Note 3)	45	35,506		8,849		3,637
Affiliates (Note 3):
Investment management fees	4,564	1,085,703		11,767		7,433
Administration fees	288	108,503		22,885		18,124
Service fees	25	185,488		31,346		33,649
Distribution fees	12	1,488		80		129
Due to custodian	-	142,813		-		-
Accrued expense and other liabilities	37,251	145,066		34,109		34,587
Total liabilities	187,175	85,715,204		3,098,485		717,339
Net assets	$11,807,159	$1,291,504,254		$280,915,668		$177,812,980
Net assets consist of:
Paid-in capital	$11,745,458	$1,017,954,756		$280,483,625		$175,953,084
Undistributed net investment income (distributions in excess of net investment income)	15,575	(1,093,320)		49,263		32,940
Accumulated net realized gain (loss) on investments	(3,733)	24,290,983		4,267,039		3,577,712
Net unrealized appreciation (depreciation) on investments	49,859	250,351,835		(3,884,259)		(1,750,756)
Net Assets	$11,807,159	$1,291,504,254		$280,915,668		$177,812,980
(a) Cost of investments - unaffiliated issuers:	$9,249,865	$1,030,537,166	$		$
(b) Cost of investments - affiliated issuers:	$-	$-		$284,908,963		$179,655,133
(c) Cost of short-term investments:	$865,759	$79,703,576		$-		$-
(d) Securities on loan with market value of:	$-	$61,120,725		$-		$-
(e) Cost of foreign currency:	$134,069	$(144,628)		$-		$-

The accompanying notes are an integral part of the financial statements.

	MassMutual Select Destination Retirement 2020 Fund		MassMutual Select Destination Retirement 2030 Fund		MassMutual Select Destination Retirement 2040 Fund
Assets:
Investments at value
Unaffiliated issuer(s):(a)		$-		$-		$-
Affiliated issuer(s)(b)		590,723,329		435,498,996		241,519,456
Short-term investments, at value (Note 2)(c)		-		-		-
Total investments(d)		590,723,329		435,498,996		241,519,456
Cash		-		-		-
Foreign currency, at value:(e)		-		-		-
Receivables from:
Investments sold		528,304		574,055		366,463
Investment Adviser (Note 3)		-		-		-
Fund shares sold		4,785,557		4,055,358		2,155,188
Interest and dividends		-		-		-
Broker for collateral held for open futures contracts (Note 2)
Variation margin on open futures contracts (Note 2)		-		-		-
Foreign taxes withheld		-		-		-
Total assets		596,037,190		440,128,409		244,041,107
Liabilities:
Payables for:
Investments purchased		3,973,086		3,546,291		1,900,527
Fund shares repurchased		1,340,775		1,083,122		621,124
Securities on loan (Note 2)		-		-		-
Directors' fees and expenses (Note 3)		15,097		10,839		6,243
Affiliates (Note 3):
Investment management fees		24,779		18,257		10,056
Administration fees		70,278		52,543		26,597
Service fees		87,992		67,812		27,643
Distribution fees		188		124		117
Due to custodian		-		-		-
Accrued expense and other liabilities		36,750		36,041		34,852
Total liabilities		5,548,945		4,815,029		2,627,159
Net assets		$590,488,245		$435,313,380		$241,413,948
Net assets consist of:
Paid-in capital		$562,500,449		$396,445,494		$216,866,972
Undistributed net investment income (distributions in excess of net investment income)		(12,008)		(8,301)		(4,797)
Accumulated net realized gain (loss) on investments		23,485,450		22,432,933		14,498,030
Net unrealized appreciation (depreciation) on investments		4,514,354		16,443,254		10,053,743
Net Assets		$590,488,245		$435,313,380		$241,413,948
(a) Cost of investments - unaffiliated issuers:	$		$		$
(b) Cost of investments - affiliated issuers:		$586,208,975		$419,055,742		$231,465,713
(c) Cost of short-term investments:		$-		$-		$-
(d) Securities on loan with market value of:		$-		$-		$-
(e) Cost of foreign currency:		$-		$-		$-

MassMutual Select Funds – Financial Statements (Continued)

	MassMutual Select Diversified International Fund	MassMutual Select Overseas Fund	MassMutual Select Destination Retirement Income Fund	MassMutual Select Destination Retirement 2010 Fund
Class A shares:
Net assets	$100,719	$299,545,818	$51,843,310	$54,312,090
Shares outstanding	10,010	23,409,388	5,067,983	5,042,183
Net asset value and redemption price per share	$10.06	$12.80	$10.23	$10.77
Offering price per share (100/[100-maximum sales charge] of net asset value)	$10.67	$13.58	$10.85	$11.43
Class L shares:
Net assets	$100,719	$283,387,198	$94,347,182	$47,387,176
Shares outstanding	10,010	22,006,152	9,183,830	4,381,489
Net asset value, offering price and redemption price per share	$10.06	$12.88	$10.27	$10.82
Class Y shares:
Net assets	$100,719	$248,041,789	$125,830,597	$57,929,101
Shares outstanding	10,010	19,205,755	12,248,749	5,353,120
Net asset value, offering price and redemption price per share	$10.06	$12.91	$10.27	$10.82
Class S shares:
Net assets	$11,404,283	$458,067,004	$8,773,422	$17,935,442
Shares outstanding	1,133,674	35,387,362	854,280	1,655,919
Net asset value, offering price and redemption price per share	$10.06	$12.94	$10.27	$10.83
Class N shares:
Net assets	$100,719	$2,462,445	$121,157	$249,171
Shares outstanding	10,010	194,279	11,808	23,071
Net asset value, offering price and redemption price per share	$10.06	$12.67	$10.26	$10.80

The accompanying notes are an integral part of the financial statements.

	MassMutual Select Destination Retirement 2020 Fund	MassMutual Select Destination Retirement 2030 Fund	MassMutual Select Destination Retirement 2040 Fund
Class A shares:
Net assets	$144,227,501	$112,499,013	$46,934,148
Shares outstanding	12,880,072	9,337,439	3,788,821
Net asset value and redemption price per share	$11.20	$12.05	$12.39
Offering price per share (100/[100-maximum sales charge] of net asset value)	$11.88	$12.79	$13.15
Class L shares:
Net assets	$273,584,270	$211,382,405	$134,967,897
Shares outstanding	24,312,223	17,453,773	10,842,977
Net asset value, offering price and redemption price per share	$11.25	$12.11	$12.45
Class Y shares:
Net assets	$105,564,701	$68,387,652	$31,379,071
Shares outstanding	9,387,299	5,651,353	2,521,456
Net asset value, offering price and redemption price per share	$11.25	$12.10	$12.44
Class S shares:
Net assets	$66,802,318	$42,835,076	$27,944,009
Shares outstanding	5,934,801	3,536,267	2,244,089
Net asset value, offering price and redemption price per share	$11.26	$12.11	$12.45
Class N shares:
Net assets	$309,455	$209,234	$188,823
Shares outstanding	27,581	17,329	15,212
Net asset value, offering price and redemption price per share	$11.22	$12.07	$12.41

MassMutual Select Funds – Financial Statements (Continued)

Statement of Operations

For the Year Ended December 31, 2006

	MassMutual Select Strategic Bond Fund	MassMutual Select Strategic Balanced Fund	MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund
Investment Income (Note 2):
Dividends(a)	$17,225	$2,755,622	$10,167,947	$24,094,550
Interest	10,328,491	4,902,371	448,785	852,209
Securities lending net income	27,947	42,207	30,741	44,303
Total investment income	10,373,663	7,700,200	10,647,473	24,991,062
Expenses (Note 3):
Investment management fees (Note 3)	1,090,605	1,376,843	2,031,423	7,539,122
Custody fees	54,420	61,144	30,118	92,918
Trustee reporting	-	-	19	-
Audit and legal fees	41,822	46,685	37,752	47,430
Proxy fees	932	1,471	1,153	1,471
Shareholder reporting fees	3,915	6,420	7,937	23,238
Directors' fees (Note 3)	7,623	9,531	15,429	45,858
	1,199,317	1,502,094	2,123,831	7,750,037
Administration fees (Note 3):
Class A	73,188	92,615	154,538	849,319
Class L	23,965	310,697	111,886	886,922
Class Y	94,005	157,623	175,001	174,636
Class S	32,189	21,083	118,368	609,654
Class Z	-	-	-	-
Class N	3,144	1,822	3,217	6,227
Distribution fees (Note 3):
Class N	2,619	1,208	2,184	4,290
Service fees (Note 3):
Class A	73,189	70,806	125,315	678,586
Class N	2,619	1,208	2,184	4,290
Total expenses	1,504,235	2,159,156	2,816,524	10,963,961
Expenses waived (Note 3)	(59,864)	(49,498)	-	-
Class A Administration fees waived (Note 3)	-	-	-	-
Class L Administration fees waived (Note 3)	-	-	-	-
Class N Administration fees waived (Note 3)	-	-	-	-
Net expenses	1,444,371	2,109,658	2,816,524	10,963,961
Net investment income (loss)	8,929,292	5,590,542	7,830,949	14,027,101
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(1,951,480)	2,493,217	16,550,397	121,602,600
Closed futures contracts	1,384,862	317,191	-	-
Written options	582,601	352,305	-	-
Closed swap contracts	-	(114,540)	-	-
Foreign currency transactions	51,520	23,881	-	-
Net realized gain (loss)	67,503	3,072,054	16,550,397	121,602,600
Net change in unrealized appreciation (depreciation) on:
Investments	291,196	16,932,743	58,437,836	88,290,063
Open futures contracts	(283,593)	33,659	-	-
Written options	139,284	39,377	-	-
Open swap contracts	-	143,430	-	-
Translation of assets and liabilities in foreign currencies	(90,240)	(39,503)	-	-
Net unrealized appreciation (depreciation)	56,647	17,109,706	58,437,836	88,290,063
Net realized and unrealized gain (loss)	124,150	20,181,760	74,988,233	209,892,663
Net increase (decrease) in net assets resulting from operations	$9,053,442	$25,772,302	$82,819,182	$223,919,764
(a) Net of withholding tax of:	$-	$27,186	$19,116	$8,150
*	Fund commenced operations on March 31, 2006.

The accompanying notes are an integral part of the financial statements.

	MassMutual Select Value Equity Fund	MassMutual Select Large Cap Value Fund	MassMutual Select Indexed Equity Fund	MassMutual Select Core Opportunities Fund*
Investment Income (Note 2):
Dividends(a)	$1,867,388	$23,270,690	$38,923,694	$151,978
Interest	67,880	1,430,810	1,422,005	27,101
Securities lending net income	26,230	122,215	123,619	1,300
Total investment income	1,961,498	24,823,715	40,469,318	180,379
Expenses (Note 3):
Investment management fees (Note 3)	699,304	9,933,662	2,046,600	86,970
Custody fees	32,166	224,275	177,356	15,278
Trustee reporting	1,899	1,881	1,867	2,542
Audit and legal fees	35,551	52,506	59,548	32,679
Proxy fees	1,471	1,471	1,155	1,047
Shareholder reporting fees	2,159	31,873	43,841	259
Directors' fees (Note 3)	4,175	61,974	83,482	531
	776,725	10,307,642	2,413,849	139,306
Administration fees (Note 3):
Class A	82,111	1,213,776	1,345,709	8,735
Class L	27,653	1,196,961	1,461,618	6,232
Class Y	6,366	343,059	1,574,381	150
Class S	43,478	494,615	2,019,671	3,630
Class Z	-	-	260,843	-
Class N	483	8,887	26,011	264
Distribution fees (Note 3):
Class N	368	5,934	12,276	189
Service fees (Note 3):
Class A	73,708	935,401	701,307	7,279
Class N	368	5,934	12,276	189
Total expenses	1,011,260	14,512,209	9,827,941	165,974
Expenses waived (Note 3)	-	-	-	(36,282)
Class A Administration fees waived (Note 3)	-	-	(493,575)	-
Class L Administration fees waived (Note 3)	-	-	(538,712)	-
Class N Administration fees waived (Note 3)	-	-	(8,619)	-
Net expenses	1,011,260	14,512,209	8,787,035	129,692
Net investment income (loss)	950,238	10,311,506	31,682,283	50,687
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	16,633,020	52,641,841	(5,737,400)	260,500
Closed futures contracts	-	-	3,309,881	-
Written options	-	-	-	-
Closed swap contracts	-	-	-	-
Foreign currency transactions	(1,214)	6,274	-	-
Net realized gain (loss)	16,631,806	52,648,115	(2,427,519)	260,500
Net change in unrealized appreciation (depreciation) on:
Investments	(4,892,525)	151,979,556	265,706,800	1,535,208
Open futures contracts	-	-	725,003	-
Written options	-	-	-	-
Open swap contracts	-	-	-	-
Translation of assets and liabilities in foreign currencies	-	(552)	-	-
Net unrealized appreciation (depreciation)	(4,892,525)	151,979,004	266,431,803	1,535,208
Net realized and unrealized gain (loss)	11,739,281	204,627,119	264,004,284	1,795,708
Net increase (decrease) in net assets resulting from operations	$12,689,519	$214,938,625	$295,686,567	$1,846,395
(a) Net of withholding tax of:	$5,824	$82,839	$-	$34
*

MassMutual Select Funds – Financial Statements (Continued)

Statement of Operations

For the Year Ended December 31, 2006

	MassMutual Select Blue Chip Growth Fund	MassMutual Select Large Cap Growth Fund	MassMutual Select Growth Equity Fund	MassMutual Select Aggressive Growth Fund
Investment Income (Note 2):
Dividends(a)	$4,451,362	$286,016	$10,873,454	$1,665,175
Interest	259,047	16,683	801,975	330,720
Securities lending net income	82,544	9,599	32,364	44,761
Total investment income	4,792,953	312,298	11,707,793	2,040,656
Expenses (Note 3):
Investment management fees (Note 3)	2,807,887	253,487	5,826,509	4,589,362
Custody fees	61,367	12,273	108,252	87,858
Trustee reporting	1,891	-	-	-
Audit and legal fees	39,106	34,386	44,830	41,868
Proxy fees	1,471	1,155	1,155	1,471
Shareholder reporting fees	8,316	869	19,234	13,712
Directors' fees (Note 3)	16,267	1,709	36,746	26,152
	2,936,305	303,879	6,036,726	4,760,423
Administration fees (Note 3):
Class A	152,242	20,781	474,949	423,869
Class L	1,108,877	7,622	972,659	710,747
Class Y	75,626	20,098	129,976	103,151
Class S	100,278	34,278	246,395	231,422
Class N	13,420	5	1,859	4,027
Distribution fees (Note 3):
Class N	7,317	3	1,338	2,552
Service fees (Note 3):
Class A	93,171	14,724	399,117	307,687
Class N	7,317	3	1,338	2,552
Total expenses	4,494,553	401,393	8,264,357	6,546,430
Expenses waived (Note 3)	(309,219)	-	-	(125,569)
Net expenses	4,185,334	401,393	8,264,357	6,420,861
Net investment income (loss)	607,619	(89,095)	3,443,436	(4,380,205)
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	23,859,267	3,543,859	29,780,632	7,160,794
Closed futures contracts	-	-	1,546,308	-
Foreign currency transactions	(48,080)	-	-	-
Net realized gain (loss)	23,811,187	3,543,859	31,326,940	7,160,794
Net change in unrealized appreciation (depreciation) on:
Investments	11,128,767	(3,241,378)	(20,873,124)	(40,891,616)
Open futures contracts	-	-	315,478	-
Translation of assets and liabilities in foreign currencies	1,260	-	6	-
Net unrealized appreciation (depreciation)	11,130,027	(3,241,378)	(20,557,640)	(40,891,616)
Net realized and unrealized gain (loss)	34,941,214	302,481	10,769,300	(33,730,822)
Net increase (decrease) in net assets resulting from operations	$35,548,833	$213,386	$14,212,736	$(38,111,027)
(a) Net of withholding tax of:	$56,640	$1,720	$-	$35,060

The accompanying notes are an integral part of the financial statements.

	MassMutual Select OTC 100 Fund	MassMutual Select Focused Value Fund	MassMutual Select Mid-Cap Value Fund*
Investment Income (Note 2):
Dividends(a)	$276,717	$23,256,774	$82,229
Interest	58,332	1,565,098	28,288
Securities lending net income	18,092	156,017	-
Total investment income	353,141	24,977,889	110,517
Expenses (Note 3):
Investment management fees (Note 3)	81,295	6,411,570	32,530
Custody fees	27,371	83,541	1,496
Trustee reporting	1,899	-	142
Audit and legal fees	35,929	45,698	28,877
Proxy fees	1,155	1,155	-
Shareholder reporting fees	1,273	20,970	5,072
Directors' fees (Note 3)	2,432	38,186	117
	151,354	6,601,120	68,234
Administration fees (Note 3):
Class A	145,408	830,043	138
Class L	70,118	658,438	614
Class Y	8,713	228,461	48
Class S	65,154	302,284	2,166
Class N	2,973	7,853	112
Distribution fees (Note 3):
Class N	1,102	5,107	80
Service fees (Note 3):
Class A	58,219	620,547	114
Class N	1,102	5,107	80
Total expenses	504,143	9,258,960	71,586
Expenses waived (Note 3)	-	-	(29,649)
Net expenses	504,143	9,258,960	41,937
Net investment income (loss)	(151,002)	15,718,929	68,580
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	3,433,172	95,447,118	206,403
Closed futures contracts	484	-	-
Foreign currency transactions	-	-	-
Net realized gain (loss)	3,433,656	95,447,118	206,403
Net change in unrealized appreciation (depreciation) on:
Investments	(131,768)	62,812,113	466,247
Open futures contracts	7,667	-	-
Translation of assets and liabilities in foreign currencies	96	-	-
Net unrealized appreciation (depreciation)	(124,005)	62,812,113	466,247
Net realized and unrealized gain (loss)	3,309,651	158,259,231	672,650
Net increase (decrease) in net assets resulting from operations	$3,158,649	$173,978,160	$741,230
(a) Net of withholding tax of:	$1,302	$-	$-

*  Fund commenced operations on August 29, 2006.

MassMutual Select Funds – Financial Statements (Continued)

Statement of Operations

For the Year Ended December 31, 2006

	MassMutual Select Small Cap Value Equity Fund*	MassMutual Select Small Company Value Fund	MassMutual Select Small Cap Core Equity Fund*	MassMutual Select Mid Cap Growth Equity Fund
Investment Income (Note 2):
Dividends(a)	$267,781	$8,420,108	$134,303	$2,440,926
Interest	33,987	984,458	9,925	168,684
Securities lending net income	10,362	260,376	4,891	28,763
Total investment income	312,130	9,664,942	149,119	2,638,373
Expenses (Note 3)
Investment management fees (Note 3)	98,736	6,283,098	69,995	1,264,977
Custody fees	19,510	111,947	28,666	41,966
Trustee reporting	2,542	-	2,542	1,897
Audit and legal fees	31,881	42,190	31,842	36,439
Proxy fees	1,126	1,471	1,126	1,155
Shareholder reporting fees	263	15,124	211	4,332
Directors' fees (Note 3)	542	29,069	400	7,883
	154,600	6,482,899	134,782	1,358,649
Administration fees (Note 3):
Class A	2,765	551,794	713	109,058
Class L	534	539,069	1,897	131,595
Class Y	1,542	319,645	1,172	38,228
Class S	5,481	476,572	3,804	68,194
Class N	265	5,582	257	867
Distribution fees (Note 3):
Class N	189	3,410	184	606
Service fees (Note 3):
Class A	2,303	383,936	594	88,665
Class N	189	3,410	184	606
Total expenses	167,868	8,766,317	143,587	1,796,468
Expenses waived (Note 3):	(37,219)	-	(51,651)	-
Net expenses	130,649	8,766,317	91,936	1,796,468
Net investment income (loss)	181,481	898,625	57,183	841,905
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	377,654	63,349,857	(615,735)	19,278,831
Closed futures contracts	23,752	-	91,781	-
Foreign currency transactions	-	-	-	-
Net realized gain (loss)	401,406	63,349,857	(523,954)	19,278,831
Net change in unrealized appreciation (depreciation) on:
Investments	1,966,277	29,735,361	1,130,051	(14,650,156)
Open futures contracts	(5,919)	-	1,076	-
Translation of assets and liabilities in foreign currencies	-	-	-	-
Net unrealized appreciation (depreciation)	1,960,358	29,735,361	1,131,127	(14,650,156)
Net realized and unrealized gain (loss)	2,361,764	93,085,218	607,173	4,628,675
Net increase (decrease) in net assets resulting from operations	$2,543,245	$93,983,843	$664,356	$5,470,580
(a) Net of withholding tax of:	$125	$426	$-	$3,324

*  Fund commenced operations on March 31, 2006.

The accompanying notes are an integral part of the financial statements.

	MassMutual Select Mid Cap Growth Equity II Fund	MassMutual Select Small Cap Growth Equity Fund	MassMutual Select Small Company Growth Fund	MassMutual Select Emerging Growth Fund
Investment Income (Note 2):
Dividends(a)	$11,779,788	$2,385,772	$260,971	$163,977
Interest	1,361,111	1,669,860	112,862	227,964
Securities lending net income	686,831	497,692	280,962	212,123
Total investment income	13,827,730	4,553,324	654,795	604,064
Expenses (Note 3)
Investment management fees (Note 3)	9,800,532	5,261,469	1,372,570	976,952
Custody fees	202,562	143,136	110,999	59,079
Trustee reporting	1,889	-	-	1,898
Audit and legal fees	49,239	41,629	35,635	35,924
Proxy fees	1,155	1,471	1,155	1,471
Shareholder reporting fees	28,817	14,313	3,596	2,902
Directors' fees (Note 3)	53,991	26,659	6,649	5,447
	10,138,185	5,488,677	1,530,604	1,083,673
Administration fees (Note 3):
Class A	1,046,018	452,653	235,045	51,085
Class L	1,751,053	394,404	123,211	181,888
Class Y	285,018	323,836	49,537	8,540
Class S	235,312	360,750	52,642	41,519
Class N	8,517	4,541	3,547	658
Distribution fees (Note 3):
Class N	5,687	2,481	2,222	428
Service fees (Note 3):
Class A	806,118	277,701	168,322	38,191
Class N	5,687	2,481	2,222	428
Total expenses	14,281,595	7,307,524	2,167,352	1,406,410
Expenses waived (Note 3):	-	-	-	-
Net expenses	14,281,595	7,307,524	2,167,352	1,406,410
Net investment income (loss)	(453,865)	(2,754,200)	(1,512,557)	(802,346)
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	101,679,798	69,528,242	12,542,147	8,102,266
Closed futures contracts	-	-	-	-
Foreign currency transactions	(17,473)	(3,259)	-	-
Net realized gain (loss)	101,662,325	69,524,983	12,542,147	8,102,266
Net change in unrealized appreciation (depreciation) on:
Investments	(13,559,557)	(15,729,003)	8,300,619	(1,022,868)
Open futures contracts	-	-	-	-
Translation of assets and liabilities in foreign currencies	(2,653)	(98)	-	-
Net unrealized appreciation (depreciation)	(13,562,210)	(15,729,101)	8,300,619	(1,022,868)
Net realized and unrealized gain (loss)	88,100,115	53,795,882	20,842,766	7,079,398
Net increase (decrease) in net assets resulting from operations	$87,646,250	$51,041,682	$19,330,209	$6,277,052
(a) Net of withholding tax of:	$46,396	$8,514	$-	$121

MassMutual Select Funds – Financial Statements (Continued)

Statement of Operations

For the Year Ended December 31, 2006

	MassMutual Select Diversified International Fund*	MassMutual Select Overseas Fund	MassMutual Select Destination Retirement Income Fund	MassMutual Select Destination Retirement 2010 Fund
Investment Income (Note 2):
Dividends(a)	$6,001	$32,993,367	$-	$-
Dividends from affiliated issuers	-	-	9,397,697	5,220,668
Interest	6,128	1,087,910	-	-
Securities lending net income	-	517,817	-	-
Total investment income	12,129	34,599,094	9,397,697	5,220,668
Expenses (Note 3):
Investment management fees (Note 3)	4,564	10,838,918	131,038	71,076
Custody fees	2,800	1,166,274	20,380	24,117
Trustee reporting	-	-	1,902	1,899
Audit and legal fees	23,950	50,330	35,136	33,461
Proxy fees	-	1,155	1,155	1,155
Shareholder reporting fees	10,500	29,386	5,602	3,126
Directors' fees (Note 3)	45	41,923	10,957	5,430
	41,859	12,127,986	206,170	140,264
Administration fees (Note 3):
Class A	15	615,394	66,559	75,402
Class L	15	633,129	139,762	65,410
Class Y	7	179,980	51,837	31,262
Class S	244	168,298	1,523	2,753
Class N	17	6,080	226	362
Distribution fees (Note 3):
Class N	12	5,165	289	412
Service fees (Note 3):
Class A	13	629,753	114,049	111,147
Class N	12	5,164	289	412
Total expenses	42,194	14,370,949	580,704	427,424
Expenses waived (Note 3):	(37,105)	-	-	(25,119)
Class A Administration fees waived (Note 3)	-	(199,614)	-	-
Class L Administration fees waived (Note 3)	-	(206,177)	-	-
Class N Administration fees waived (Note 3)	-	(1,622)	-	-
Net expenses	5,089	13,963,536	580,704	402,305
Net investment income (loss)	7,040	20,635,558	8,816,993	4,818,363
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	-	111,363,993	-	-
Investment transactions with affiliated issuers	-	-	4,480,434	2,779,268
Realized gain distributions from affiliated issuers (Note 7)	-	-	1,973,688	2,011,935
Closed futures contracts	(3,733)	-	-	-
Foreign currency transactions	19,068	(2,244,375)	-	-
Net realized gain (loss)	15,335	109,119,618	6,454,122	4,791,203
Net change in unrealized appreciation (depreciation) on:
Investments	46,248	134,849,418	(1,451,218)	(124,788)
Open futures contracts	4,327	-	-	-
Translation of assets and liabilities in foreign currencies	(716)	22,072	-	-
Net unrealized appreciation (depreciation)	49,859	134,871,490	(1,451,218)	(124,788)
Net realized and unrealized gain (loss)	65,194	243,991,108	5,002,904	4,666,415
Net increase (decrease) in net assets resulting from operations	$72,234	$264,626,666	$13,819,897	$9,484,778
(a) Net of withholding tax of:	$612	$2,126,201	$-	$-

The accompanying notes are an integral part of the financial statements.

	MassMutual Select Destination Retirement 2020 Fund	MassMutual Select Destination Retirement 2030 Fund	MassMutual Select Destination Retirement 2040 Fund
Investment Income (Note 2):
Dividends(a)	$-	$-	$-
Dividends from affiliated issuers	13,275,340	6,078,332	2,015,644
Interest	-	-	-
Securities lending net income	-	-	-
Total investment income	13,275,340	6,078,332	2,015,644
Expenses (Note 3):
Investment management fees (Note 3)	253,286	181,617	105,843
Custody fees	26,684	26,550	22,423
Trustee reporting	1,901	1,901	1,901
Audit and legal fees	37,560	36,009	34,339
Proxy fees	1,154	1,155	1,155
Shareholder reporting fees	10,337	7,316	4,423
Directors' fees (Note 3)	20,008	14,188	8,308
	350,930	268,736	178,392
Administration fees (Note 3):
Class A	203,355	150,931	58,020
Class L	447,771	339,172	199,020
Class Y	64,232	35,538	14,536
Class S	13,207	7,402	3,348
Class N	602	394	355
Distribution fees (Note 3):
Class N	666	441	419
Service fees (Note 3):
Class A	289,184	217,731	89,759
Class N	666	441	419
Total expenses	1,370,613	1,020,786	544,268
Expenses waived (Note 3):	-	-	-
Class A Administration fees waived (Note 3)	-	-	-
Class L Administration fees waived (Note 3)	-	-	-
Class N Administration fees waived (Note 3)	-	-	-
Net expenses	1,370,613	1,020,786	544,268
Net investment income (loss)	11,904,727	5,057,546	1,471,376
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	-	-	-
Investment transactions with affiliated issuers	21,115,973	19,572,762	14,804,594
Realized gain distributions from affiliated issuers (Note 7)	9,391,691	10,136,026	6,674,529
Closed futures contracts	-	-	-
Foreign currency transactions	-	-	-
Net realized gain (loss)	30,507,664	29,708,788	21,479,123
Net change in unrealized appreciation (depreciation) on:
Investments	(2,497,858)	687,987	(729,493)
Open futures contracts	-	-	-
Translation of assets and liabilities in foreign currencies	-	-	-
Net unrealized appreciation (depreciation)	(2,497,858)	687,987	(729,493)
Net realized and unrealized gain (loss)	28,009,806	30,396,775	20,749,630
Net increase (decrease) in net assets resulting from operations	$39,914,533	$35,454,321	$22,221,006
(a) Net of withholding tax of:	$-	$-	$-

*  Fund commenced operations on December 14, 2006.

MassMutual Select Funds – Financial Statements

Statement of Changes in Net Assets

	MassMutual Select Strategic Bond Fund		MassMutual Select Strategic Balanced Fund
	Year ended December 31, 2006	Year ended December 31, 2005	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$8,929,292	$2,380,986	$5,590,542	$4,039,563
Net realized gain (loss) on investment transactions	67,503	(1,065,142)	3,072,054	2,823,256
Net change in unrealized appreciation (depreciation) on investments	56,647	(108,980)	17,109,706	1,319,775
Net increase (decrease) in net assets resulting from operations	9,053,442	1,206,864	25,772,302	8,182,594
Distributions to shareholders (Note 2):
From net investment income:
Class A	(1,410,657)	(342,236)	(654,351)	(430,553)
Class L	(688,929)	(68,904)	(2,142,821)	(2,053,931)
Class Y	(4,163,489)	(1,037,693)	(2,244,347)	(1,683,636)
Class S	(2,717,448)	(1,081,367)	(514,084)	(342,793)
Class N	(73,384)	(2,877)	(10,465)	(6,465)
Total distributions from net investment income	(9,053,907)	(2,533,077)	(5,566,068)	(4,517,378)
From net realized gains:
Class A	-	-	(294,380)	(147,178)
Class L	-	-	(883,188)	(567,589)
Class Y	-	-	(864,620)	(437,120)
Class S	-	-	(192,641)	(85,609)
Class N	-	-	(5,293)	(2,378)
Total distributions from net realized gains	-	-	(2,240,122)	(1,239,874)
Net fund share transactions (Note 5):
Class A	18,794,891	20,867,007	3,637,037	(7,192,905)
Class L	14,021,659	3,855,702	(13,991,003)	(4,795,954)
Class Y	50,252,505	60,098,842	10,128,663	(21,959,573)
Class S	8,746,002	13,154,159	6,783,607	1,728,230
Class N	1,806,357	108,343	113,468	(6,706)
Increase (decrease) in net assets from fund share transactions	93,621,414	98,084,053	6,671,772	(32,226,908)
Total increase (decrease) in net assets	93,620,949	96,757,840	24,637,884	(29,801,566)
Net assets:
Beginning of year	146,758,340	50,000,500	221,007,826	250,809,392
End of year	$240,379,289	$146,758,340	$245,645,710	$221,007,826
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$32,180	$(14,711)	$97,244	$(42,061)

The accompanying notes are an integral part of the financial statements.

	MassMutual Select Diversified Value Fund		MassMutual Select Fundamental Value Fund
	Year ended December 31, 2006	Year ended December 31, 2005	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$7,830,949	$3,771,569	$14,027,101	$11,680,878
Net realized gain (loss) on investment transactions	16,550,397	6,585,611	121,602,600	29,708,134
Net change in unrealized appreciation (depreciation) on investments	58,437,836	4,579,594	88,290,063	25,619,113
Net increase (decrease) in net assets resulting from operations	82,819,182	14,936,774	223,919,764	67,008,125
Distributions to shareholders (Note 2):
From net investment income:
Class A	(1,033,357)	(311,691)	(2,692,300)	(2,372,146)
Class L	(813,624)	(336,293)	(3,246,135)	(2,662,089)
Class Y	(2,103,559)	(733,054)	(1,621,468)	(1,043,210)
Class S	(3,754,434)	(2,403,726)	(6,575,828)	(5,579,634)
Class N	(17,485)	(1,053)	(7,783)	(14,742)
Total distributions from net investment income	(7,722,459)	(3,785,817)	(14,143,514)	(11,671,821)
From net realized gains:
Class A	(2,376,436)	(570,517)	(23,956,139)	(5,791,123)
Class L	(1,702,691)	(573,938)	(23,603,240)	(5,289,113)
Class Y	(4,216,805)	(972,003)	(10,181,038)	(1,939,795)
Class S	(7,183,386)	(3,628,119)	(40,888,297)	(9,498,076)
Class N	(46,595)	(3,947)	(127,470)	(48,776)
Total distributions from net realized gains	(15,525,913)	(5,748,524)	(98,756,184)	(22,566,883)
Net fund share transactions (Note 5):
Class A	45,277,561	24,553,255	33,077,332	29,648,337
Class L	22,488,886	8,319,449	39,124,863	(13,052,664)
Class Y	70,411,890	55,782,020	39,618,929	(39,395,750)
Class S	29,220,209	8,666,050	72,867,232	79,996,127
Class N	1,269,832	(46,321)	(498,239)	291,208
Increase (decrease) in net assets from fund share transactions	168,668,378	97,274,453	184,190,117	57,487,258
Total increase (decrease) in net assets	228,239,188	102,676,886	295,210,183	90,256,679
Net assets:
Beginning of year	302,956,307	200,279,421	989,840,177	899,583,498
End of year	$531,195,495	$302,956,307	$1,285,050,360	$989,840,177
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$(10,470)	$(4,010)	$(38,758)	$(876)

MassMutual Select Funds – Financial Statements (Continued)

Statement of Changes in Net Assets

	MassMutual Select Value Equity Fund		MassMutual Select Large Cap Value Fund
	Year ended December 31, 2006	Year ended December 31, 2005	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$950,238	$591,566	$10,311,506	$9,506,053
Net realized gain (loss) on investment transactions	16,631,806	8,977,601	52,648,115	8,151,161
Net change in unrealized appreciation (depreciation) on investments	(4,892,525)	(584,616)	151,979,004	102,411,217
Net increase (decrease) in net assets resulting from operations	12,689,519	8,984,551	214,938,625	120,068,431
Distributions to shareholders (Note 2):
From net investment income:
Class A	(153,963)	(93,905)	(1,362,073)	(1,568,896)
Class L	(106,358)	(49,122)	(2,220,553)	(2,452,234)
Class Y	(49,718)	(28,354)	(1,520,505)	(1,149,099)
Class S	(580,749)	(409,121)	(4,722,424)	(4,828,320)
Class Z	-	-	-	-
Class N	(569)	(134)	(1,869)	(2,537)
Total distributions from net investment income	(891,357)	(580,636)	(9,827,424)	(10,001,086)
From net realized gains:
Class A	(4,080,380)	(2,544,412)	-	-
Class L	(1,739,186)	(780,846)	-	-
Class Y	(734,447)	(364,717)	-	-
Class S	(8,192,930)	(4,883,438)	-	-
Class N	(23,310)	(27,613)	-	-
Total distributions from net realized gains	(14,770,253)	(8,601,026)	-	-
Tax return of capital
Class A	-	-	-	-
Class L	-	-	-	-
Class Y	-	-	-	-
Class S	-	-	-	-
Class Z	-	-	-	-
Class N	-	-	-	-
Total distributions from tax return	-	-	-	-
Net fund share transactions (Note 5):
Class A	(62,467)	3,339,603	(2,420,806)	60,927,871
Class L	3,815,547	1,310,289	(23,176,223)	24,532,700
Class Y	1,194,325	1,260,705	46,261,428	6,624,216
Class S	(1,588,050)	4,059,226	(10,482,514)	67,795,890
Class Z	-	-	-	-
Class N	8,612	(142,815)	7,666	(846,677)
Increase (decrease) in net assets from fund share transactions	3,367,967	9,827,008	10,189,551	159,034,000
Total increase (decrease) in net assets	395,876	9,629,897	215,300,752	269,101,345
Net assets:
Beginning of year	97,727,596	88,097,699	1,419,812,531	1,150,711,186
End of year	$98,123,472	$97,727,596	$1,635,113,283	$1,419,812,531
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$12,687	$(872)	$(58,695)	$185,352

The accompanying notes are an integral part of the financial statements.

	MassMutual Select Indexed Equity Fund		MassMutual Select Core Opportunities Fund
	Year ended December 31, 2006	Year ended December 31, 2005	Period ended December 31, 2006*
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$31,682,283	$25,899,195	$50,687
Net realized gain (loss) on investment transactions	(2,427,519)	295,182	260,500
Net change in unrealized appreciation (depreciation) on investments	266,431,803	56,230,335	1,535,208
Net increase (decrease) in net assets resulting from operations	295,686,567	82,424,712	1,846,395
Distributions to shareholders (Note 2):
From net investment income:
Class A	(3,503,000)	(2,686,882)	(8,948)
Class L	(4,715,531)	(3,734,937)	(16,426)
Class Y	(6,712,978)	(6,163,443)	(232)
Class S	(10,405,026)	(8,944,597)	(26,002)
Class Z	(5,924,624)	(3,917,901)	-
Class N	(44,183)	(39,746)	-
Total distributions from net investment income	(31,305,342)	(25,487,506)	(51,608)
From net realized gains:
Class A	-	-	(17,291)
Class L	-	-	(15,874)
Class Y	-	-	(227)
Class S	-	-	(21,806)
Class N	-	-	(227)
Total distributions from net realized gains	-	-	(55,425)
Tax return of capital
Class A	(19,575)	-	-
Class L	(26,350)	-	-
Class Y	(37,511)	-	-
Class S	(58,143)	-	-
Class Z	(33,107)	-	-
Class N	(247)	-	-
Total distributions from tax return	(174,933)	-	-
Net fund share transactions (Note 5):
Class A	(10,789,263)	(12,985,153)	8,558,915
Class L	16,443,280	55,546,512	7,597,681
Class Y	(33,427,438)	33,790,225	4,440,570
Class S	(12,278,095)	(67,371,379)	9,634,202
Class Z	80,860,748	115,208,351	-
Class N	(307,426)	911,459	100,100
Increase (decrease) in net assets from fund share transactions	40,501,806	125,100,015	30,331,468
Total increase (decrease) in net assets	304,708,098	182,037,221	32,070,830
Net assets:
Beginning of year	1,954,565,942	1,772,528,721	-
End of year	$2,259,274,040	$1,954,565,942	$32,070,830
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$210,001	$238,858	$(232)

*  Fund commenced operations on March 31, 2006.

MassMutual Select Funds – Financial Statements (Continued)

Statement of Changes in Net Assets

	MassMutual Select Blue Chip Growth Fund		MassMutual Select Large Cap Growth Fund
	Year ended December 31, 2006	Year ended December 31, 2005	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$607,619	$267,521	$(89,095)	$(89,608)
Net realized gain (loss) on investment transactions	23,811,187	3,326,881	3,543,859	2,493,286
Net change in unrealized appreciation (depreciation) on investments	11,130,027	8,576,144	(3,241,378)	1,848,966
Net increase (decrease) in net assets resulting from operations	35,548,833	12,170,546	213,386	4,252,644
Distributions to shareholders (Note 2):
From net investment income:
Class A	-	-	-	-
Class L	(167,310)	(64,479)	-	-
Class Y	(121,087)	(7,874)	-	-
Class S	(185,359)	(199,883)	-	-
Class N		-	-	-
Total distributions from net investment income	(473,756)	(272,236)	-	-
From net realized gains:
Class A	-	-	(328,937)	-
Class L	-	-	(62,649)	-
Class Y	-	-	(390,256)	-
Class S	-	-	(817,582)	-
Class N	-	-	(53)	-
Total distributions from net realized gains	-	-	(1,599,477)	-
Net fund share transactions (Note 5):
Class A	(885,289)	(1,854,478)	5,064,052	1,118,727
Class L	(12,322,659)	(39,940,194)	900,400	(7,945,778)
Class Y	35,988,478	266,870	(1,753,415)	1,532,071
Class S	(10,122,894)	(9,637,642)	(4,789,114)	4,755,246
Class N	1,303,714	(290,832)	53	(4,003)
Increase (decrease) in net assets from fund share transactions	13,961,350	(51,456,276)	(578,024)	(543,737)
Total increase (decrease) in net assets	49,036,427	(39,557,966)	(1,964,115)	3,708,907
Net assets:
Beginning of year	385,140,894	424,698,860	42,825,755	39,116,848
End of year	$434,177,321	$385,140,894	$40,861,640	$42,825,755
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$(25,189)	$(1,881)	$(1,848)	$(592)

The accompanying notes are an integral part of the financial statements.

	MassMutual Select Growth Equity Fund		MassMutual Select Aggressive Growth Fund
	Year ended December 31, 2006	Year ended December 31, 2005	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$3,443,436	$2,685,574	$(4,380,205)	$(3,673,799)
Net realized gain (loss) on investment transactions	31,326,940	28,964,576	7,160,794	5,764,566
Net change in unrealized appreciation (depreciation) on investments	(20,557,640)	1,460,964	(40,891,616)	47,189,568
Net increase (decrease) in net assets resulting from operations	14,212,736	33,111,114	(38,111,027)	49,280,335
Distributions to shareholders (Note 2):
From net investment income:
Class A	(6,261)	(60,482)	-	-
Class L	(1,413,920)	(813,516)	-	-
Class Y	(329,284)	(469,363)	-	-
Class S	(1,659,839)	(1,267,551)	-	-
Class N	-	-	-	-
Total distributions from net investment income	(3,409,304)	(2,610,912)	-	-
From net realized gains:
Class A	-	-	-	-
Class L	-	-	-	-
Class Y	-	-	-	-
Class S	-	-	-	-
Class N	-	-	-	-
Total distributions from net realized gains	-	-	-	-
Net fund share transactions (Note 5):
Class A	(111,135,419)	(3,388,645)	(14,923,500)	9,254,957
Class L	22,270,146	4,982,540	10,848,600	25,043,026
Class Y	(50,845,101)	(1,196,928)	16,306,622	6,932,778
Class S	(14,183,831)	30,287,831	12,849,517	22,455,628
Class N	(1,165,063)	(224,315)	210,540	(154,129)
Increase (decrease) in net assets from fund share transactions	(155,059,268)	30,460,483	25,291,779	63,532,260
Total increase (decrease) in net assets	(144,255,836)	60,960,685	(12,819,248)	112,812,595
Net assets:
Beginning of year	905,907,845	844,947,160	614,102,082	501,289,487
End of year	$761,652,009	$905,907,845	$601,282,834	$614,102,082
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$(41,113)	$39,885	$16,431	$46,929

MassMutual Select Funds – Financial Statements (Continued)

Statement of Changes in Net Assets

	MassMutual Select OTC 100 Fund
	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(151,002)	$(172,088)
Net realized gain (loss) on investment transactions	3,433,656	3,922,576
Net change in unrealized appreciation (depreciation) on investments	(124,005)	(3,763,145)
Net increase (decrease) in net assets resulting from operations	3,158,649	(12,657)
Distributions to shareholders (Note 2):
From net investment income:
Class A	-	-
Class L	-	-
Class Y	-	-
Class S	-	-
Class N	-	-
Total distributions from net investment income	-	-
From net realized gains:
Class A	-	-
Class L	-	-
Class Y	-	-
Class S	-	-
Class N	-	-
Total distributions from net realized gains	-	-
Net fund share transactions (Note 5):
Class A	(5,944,441)	(5,873,246)
Class L	(3,607,659)	(311,897)
Class Y	(1,178,623)	(1,111,054)
Class S	(4,391,517)	(6,374,810)
Class N	(30,902)	17,729
Increase (decrease) in net assets from fund share transactions	(15,153,142)	(13,653,278)
Total increase (decrease) in net assets	(11,994,493)	(13,665,935)
Net assets:
Beginning of year	61,700,161	75,366,096
End of year	$49,705,668	$61,700,161
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$4,345	$9,655

The accompanying notes are an integral part of the financial statements.

	MassMutual Select Focused Value Fund		MassMutual Select Mid-Cap Value Fund
	Year ended December 31, 2006	Year ended December 31, 2005	Period ended December 31, 2006*
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$15,718,929	$2,536,210	$68,580
Net realized gain (loss) on investment transactions	95,447,118	71,577,426	206,403
Net change in unrealized appreciation (depreciation) on investments	62,812,113	(46,054,030)	466,247
Net increase (decrease) in net assets resulting from operations	173,978,160	28,059,606	741,230
Distributions to shareholders (Note 2):
From net investment income:
Class A	(3,658,397)	(129,217)	(785)
Class L	(3,143,920)	(546,015)	(2,035)
Class Y	(2,373,809)	(501,460)	-
Class S	(6,582,889)	(1,847,519)	(95,745)
Class N	(29,866)	-	-
Total distributions from net investment income	(15,788,881)	(3,024,211)	(98,565)
From net realized gains:
Class A	(22,576,332)	(22,263,955)	(626)
Class L	(16,975,932)	(15,772,380)	(1,727)
Class Y	(11,510,012)	(9,888,129)	-
Class S	(30,619,407)	(30,462,036)	(63,811)
Class N	(212,331)	(180,428)	-
Total distributions from net realized gains	(81,894,014)	(78,566,928)	(66,164)
Net fund share transactions (Note 5):
Class A	5,344,278	38,167,464	481,541
Class L	5,131,188	28,119,866	1,592,125
Class Y	18,416,185	28,472,905	(14,419)
Class S	(88,762)	49,092,551	60,211,343
Class N	586,935	932,351	(14,184)
Increase (decrease) in net assets from fund share transactions	29,389,824	144,785,137	62,256,406
Total increase (decrease) in net assets	105,685,089	91,253,604	62,832,907
Net assets:
Beginning of year	905,855,454	814,601,850	-
End of year	$1,011,540,543	$905,855,454	$62,832,907
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$10,471,377	$(21,841)	$(88)

*  Fund commenced operations on August 29, 2006.

MassMutual Select Funds – Financial Statements (Continued)

Statement of Changes in Net Assets

	MassMutual Select Small Cap Value Equity Fund	MassMutual Select Small Company Value Fund
	Period ended December 31, 2006*	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$181,481	$898,625	$217,669
Net realized gain (loss) on investment transactions	401,406	63,349,857	25,737,990
Net change in unrealized appreciation (depreciation) on investments	1,960,358	29,735,361	282,773
Net increase (decrease) in net assets resulting from operations	2,543,245	93,983,843	26,238,432
Distributions to shareholders (Note 2):
From net investment income:
Class A	(13,927)	-	-
Class L	(4,760)	-	-
Class Y	(11,044)	(64,858)	-
Class S	(138,323)	(163,538)	-
Total distributions from net investment income	(168,054)	(228,396)	-
From net realized gains:
Class A	-	(10,802,878)	(5,943,592)
Class L	-	(10,055,595)	(5,478,825)
Class Y	-	(10,656,131)	(4,303,502)
Class S	-	(17,877,441)	(9,472,764)
Class N	-	(88,269)	(55,816)
Total distributions from net realized gains	-	(49,480,314)	(25,254,499)
Net fund share transactions (Note 5):
Class A	3,401,430	29,056,512	21,041,121
Class L	1,003,523	28,318,396	8,906,998
Class Y	2,172,039	68,192,291	(2,843,056)
Class S	28,091,931	50,176,887	32,086,401
Class N	100,100	54,418	339,616
Increase (decrease) in net assets from fund share transactions	34,769,023	175,798,504	59,531,080
Total increase (decrease) in net assets	37,144,214	220,073,637	60,515,013
Net assets:
Beginning of year	-	582,954,148	522,439,135
End of year	$37,144,214	$803,027,785	$582,954,148
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$9,594	$833,128	$628,237

The accompanying notes are an integral part of the financial statements.

	MassMutual Select Small Cap Core Equity Fund	MassMutual Select Mid Cap Growth Equity Fund
	Year ended December 31, 2006*	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$57,183	$841,905	$(422,710)
Net realized gain (loss) on investment transactions	(523,954)	19,278,831	16,225,009
Net change in unrealized appreciation (depreciation) on investments	1,131,127	(14,650,156)	2,068,720
Net increase (decrease) in net assets resulting from operations	664,356	5,470,580	17,871,019
Distributions to shareholders (Note 2):
From net investment income:
Class A	(554)	(50,421)	-
Class L	(4,035)	(139,593)	-
Class Y	(2,955)	(124,608)	-
Class S	(41,395)	(472,320)	-
Total distributions from net investment income	(48,939)	(786,942)	-
From net realized gains:
Class A	-	-	-
Class L	-	-	-
Class Y	-	-	-
Class S	-	-	-
Class N	-	-	-
Total distributions from net realized gains	-	-	-
Net fund share transactions (Note 5):
Class A	753,669	(4,709,260)	855,153
Class L	2,443,541	(9,971,536)	(1,873,476)
Class Y	1,609,742	(2,454,801)	3,344,355
Class S	20,393,847	(4,093,209)	13,108,475
Class N	100,100	70,462	217
Increase (decrease) in net assets from fund share transactions	25,300,899	(21,158,344)	15,434,724
Total increase (decrease) in net assets	25,916,316	(16,474,706)	33,305,743
Net assets:
Beginning of year	-	168,593,693	135,287,950
End of year	$25,916,316	$152,118,987	$168,593,693
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$4,546	$18,265	$(6,811)

*  Fund commenced operations on March 31, 2006.

MassMutual Select Funds – Financial Statements (Continued)

Statement of Changes in Net Assets

	MassMutual Select Mid Cap Growth Equity II Fund		MassMutual Select Small Cap Growth Equity Fund
	Year ended December 31, 2006	Year ended December 31, 2005	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(453,865)	$(4,259,388)	$(2,754,200)	$(2,378,090)
Net realized gain (loss) on investment transactions	101,662,325	60,099,532	69,524,983	40,597,886
Net change in unrealized appreciation (depreciation) on investments	(13,562,210)	74,121,137	(15,729,101)	18,136,683
Net increase (decrease) in net assets resulting from operations	87,646,250	129,961,281	51,041,682	56,356,479
Distributions to shareholders (Note 2):
From net investment income:
Class A	-	-	-	-
Class L	-	-	-	-
Class Y	-	-	-	-
Class S	-	-	-	-
Total distributions from net investment income	-	-	-	-
From net realized gains:
Class A	(22,630,116)	(12,815,709)	(7,545,360)	-
Class L	(38,621,636)	(20,803,086)	(6,062,153)	-
Class Y	(12,838,903)	(5,656,274)	(8,456,512)	-
Class S	(16,913,241)	(10,961,612)	(18,359,819)	-
Class N	(187,256)	(73,587)	(67,738)	-
Total distributions from net realized gains	(91,191,152)	(50,310,268)	(40,491,582)	-
Net fund share transactions (Note 5):
Class A	10,412,101	81,679,580	14,377,135	12,673,439
Class L	24,296,375	71,154,725	(18,344,498)	7,539,532
Class Y	41,126,530	30,727,568	36,810,331	(7,593,827)
Class S	(46,496,757)	50,385,601	(10,701,031)	20,504,783
Class N	931,594	556,973	45,843	29,440
Increase (decrease) in net assets from fund share transactions	30,269,843	234,504,447	22,187,780	33,153,367
Total increase (decrease) in net assets	26,724,941	314,155,460	32,737,880	89,509,846
Net assets:
Beginning of year	1,233,493,045	919,337,585	593,491,689	503,981,843
End of year	$1,260,217,986	$1,233,493,045	$626,229,569	$593,491,689
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$(8,063)	$(22,774)	$(27,718)	$(16,536)

The accompanying notes are an integral part of the financial statements.

	MassMutual Select Small Company Growth Fund		MassMutual Select Emerging Growth Fund
	Year ended December 31, 2006	Year ended December 31, 2005	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(1,512,557)	$(1,435,439)	$(802,346)	$(1,024,800)
Net realized gain (loss) on investment transactions	12,542,147	2,810,089	8,102,266	10,110,141
Net change in unrealized appreciation (depreciation) on investments	8,300,619	(5,454,661)	(1,022,868)	(8,040,745)
Net increase (decrease) in net assets resulting from operations	19,330,209	(4,080,011)	6,277,052	1,044,596
Distributions to shareholders (Note 2):
From net investment income:
Class A	-	-	-	-
Class L	-	-	-	-
Class Y	-	-	-	-
Class S	-	-	-	-
Total distributions from net investment income	-	-	-	-
From net realized gains:
Class A	(4,581,222)	(1,516,455)	-	-
Class L	(2,225,883)	(664,297)	-	-
Class Y	(1,295,426)	(657,684)	-	-
Class S	(2,438,259)	(559,268)	-	-
Class N	(52,842)	(25,785)	-	-
Total distributions from net realized gains	(10,593,632)	(3,423,489)	-	-
Net fund share transactions (Note 5):
Class A	3,141,193	(2,135,735)	(1,791,276)	(11,815,637)
Class L	941,751	(12,283,454)	(22,077,858)	(2,069,057)
Class Y	(9,492,527)	(11,533,610)	(3,948,084)	175,729
Class S	13,364,071	(2,224,039)	5,492,808	2,115,434
Class N	(195,713)	51,508	-	(1)
Increase (decrease) in net assets from fund share transactions	7,758,775	(28,125,330)	(22,324,410)	(11,593,532)
Total increase (decrease) in net assets	16,495,352	(35,628,830)	(16,047,358)	(10,548,936)
Net assets:
Beginning of year	144,345,826	179,974,656	126,251,305	136,800,241
End of year	$160,841,178	$144,345,826	$110,203,947	$126,251,305
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$(6,621)	$(3,874)	$(7,289)	$(5,070)

MassMutual Select Funds – Financial Statements (Continued)

Statement of Changes in Net Assets

	MassMutual Select Diversified International Fund	MassMutual Select Overseas Fund
	Period ended December 31, 2006*	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$7,040	$20,635,558	$6,769,490
Net realized gain (loss) on investment transactions	15,335	109,119,618	80,201,610
Net change in unrealized appreciation (depreciation) on investments	49,859	134,871,490	(5,807,089)
Net increase (decrease) in net assets resulting from operations	72,234	264,626,666	81,164,011
Distributions to shareholders (Note 2):
From net investment income:
Class A	(82)	(4,073,572)	(2,854,223)
Class L	(95)	(4,442,693)	(3,470,917)
Class Y	(99)	(3,961,109)	(2,316,757)
Class S	(10,190)	(7,530,640)	(5,707,125)
Class N	(67)	(27,147)	(20,367)
Total distributions from net investment income	(10,533)	(20,035,161)	(14,369,389)
From net realized gains:
Class A	-	(20,650,432)	(16,904,250)
Class L	-	(19,761,801)	(17,918,062)
Class Y	-	(16,664,769)	(10,900,232)
Class S	-	(31,023,295)	(26,144,087)
Class N	-	(169,262)	(147,404)
Total distributions from net realized gains	-	(88,269,559)	(72,014,035)
Net fund share transactions (Note 5):
Class A	100,100	65,569,304	64,637,331
Class L	100,100	32,431,250	35,307,207
Class Y	100,100	91,692,594	37,955,448
Class S	11,345,058	95,615,530	99,096,780
Class N	100,100	485,262	813,739
Increase (decrease) in net assets from fund share transactions	11,745,458	285,793,940	237,810,505
Total increase (decrease) in net assets	11,807,159	442,115,886	232,591,092
Net assets:
Beginning of year	-	849,388,368	616,797,276
End of year	$11,807,159	$1,291,504,254	$849,388,368
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$15,575	$(1,093,320)	$(40,746)

The accompanying notes are an integral part of the financial statements.

	MassMutual Select Destination Retirement Income Fund		MassMutual Select Destination Retirement 2010 Fund
	Year ended December 31, 2006	Year ended December 31, 2005	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$8,816,993	$8,159,890	$4,818,363	$2,929,119
Net realized gain (loss) on investment transactions	6,454,122	3,464,486	4,791,203	2,331,996
Net change in unrealized appreciation (depreciation) on investments	(1,451,218)	(4,647,067)	(124,788)	(1,832,592)
Net increase (decrease) in net assets resulting from operations	13,819,897	6,977,309	9,484,778	3,428,523
Distributions to shareholders (Note 2):
From net investment income:
Class A	(1,531,570)	(1,323,726)	(1,500,208)	(869,889)
Class L	(3,081,345)	(3,501,979)	(1,393,414)	(1,056,482)
Class Y	(4,216,776)	(3,717,136)	(1,748,962)	(934,223)
Class S	(267,270)	(158,967)	(552,426)	(376,371)
Class N	(3,466)	(3,141)	(5,263)	(3,424)
Total distributions from net investment income	(9,100,427)	(8,704,949)	(5,200,273)	(3,240,389)
From net realized gains:
Class A	(662,156)	(256,810)	(766,860)	(155,411)
Class L	(1,321,548)	(801,214)	(615,003)	(184,574)
Class Y	(1,608,621)	(769,250)	(729,016)	(159,464)
Class S	(95,327)	(26,946)	(205,575)	(60,535)
Class N	(1,712)	(842)	(2,944)	(723)
Total distributions from net realized gains	(3,689,364)	(1,855,062)	(2,319,398)	(560,707)
Net fund share transactions (Note 5):
Class A	11,244,647	29,313,445	23,252,365	23,208,765
Class L	(8,564,651)	5,692,816	11,157,595	12,708,691
Class Y	20,003,796	26,488,324	27,044,114	24,880,272
Class S	4,357,661	3,347,968	5,719,939	9,928,092
Class N	15,800	1,945	111,604	26,543
Increase (decrease) in net assets from fund share transactions	27,057,253	64,844,498	67,285,617	70,752,363
Total increase (decrease) in net assets	28,087,359	61,261,796	69,250,724	70,379,790
Net assets:
Beginning of year	252,828,309	191,566,513	108,562,256	38,182,466
End of year	$280,915,668	$252,828,309	$177,812,980	$108,562,256
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$49,263	$(3,395)	$(2,281)	$(788)

*  Fund commenced operations on December 14, 2006.

MassMutual Select Funds – Financial Statements (Continued)

Statement of Changes in Net Assets

	MassMutual Select Destination Retirement 2020 Fund		MassMutual Select Destination Retirement 2030 Fund
	Year ended December 31, 2006	Year ended December 31, 2005	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$11,904,727	$9,110,238	$5,057,546	$3,489,479
Net realized gain (loss) on investment transactions	30,507,664	14,151,788	29,708,788	10,559,898
Net change in unrealized appreciation (depreciation) on investments	(2,497,858)	(3,036,359)	687,987	2,961,392
Net increase (decrease) in net assets resulting from operations	39,914,533	20,225,667	35,454,321	17,010,769
Distributions to shareholders (Note 2):
From net investment income:
Class A	(3,136,552)	(2,127,995)	(1,639,686)	(956,366)
Class L	(6,424,077)	(5,891,386)	(3,439,766)	(2,919,055)
Class Y	(2,578,683)	(1,706,889)	(1,184,437)	(585,844)
Class S	(1,570,368)	(931,744)	(699,932)	(322,484)
Class Z	-	-	-	-
Class N	(5,880)	(5,049)	(2,513)	(1,962)
Total distributions from net investment income	(13,715,560)	(10,663,063)	(6,966,334)	(4,785,711)
From net realized gains:
Class A	(3,362,064)	(953,611)	(3,100,821)	(736,225)
Class L	(6,723,592)	(2,714,789)	(6,174,734)	(2,391,371)
Class Y	(2,316,380)	(721,793)	(1,736,195)	(371,980)
Class S	(1,413,065)	(385,665)	(1,046,333)	(196,980)
Class N	(7,343)	(2,734)	(5,757)	(2,093)
Total distributions from net realized gains	(13,822,444)	(4,778,592)	(12,063,840)	(3,698,649)
Net fund share transactions (Note 5):
Class A	52,046,825	67,225,245	45,529,843	40,172,488
Class L	29,632,727	21,613,892	21,294,973	6,510,573
Class Y	37,913,330	55,083,473	32,490,050	29,947,392
Class S	29,782,159	23,420,403	23,392,444	13,825,455
Class Z	-	-	-	-
Class N	64,500	121,627	39,269	43,095
Increase (decrease) in net assets from fund share transactions	149,439,541	167,464,640	122,746,579	90,499,003
Total increase (decrease) in net assets	161,816,070	172,248,652	139,170,726	99,025,412
Net assets:
Beginning of year	428,672,175	256,423,523	296,142,654	197,117,242
End of year	$590,488,245	$428,672,175	$435,313,380	$296,142,654
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$(12,008)	$(4,862)	$(8,301)	$(3,538)

The accompanying notes are an integral part of the financial statements.

	MassMutual Select Destination Retirement 2040 Fund
	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,471,376	$953,136
Net realized gain (loss) on investment transactions	21,479,123	7,059,596
Net change in unrealized appreciation (depreciation) on investments	(729,493)	2,085,182
Net increase (decrease) in net assets resulting from operations	22,221,006	10,097,914
Distributions to shareholders (Note 2):
From net investment income:
Class A	(461,655)	(253,728)
Class L	(1,563,379)	(1,131,929)
Class Y	(389,713)	(98,447)
Class S	(338,930)	(329,216)
Class Z	-	-
Class N	(1,331)	(911)
Total distributions from net investment income	(2,755,008)	(1,814,231)
From net realized gains:
Class A	(1,881,363)	(418,704)
Class L	(5,801,884)	(1,885,024)
Class Y	(1,248,775)	(115,830)
Class S	(1,055,588)	(328,170)
Class N	(8,120)	(2,407)
Total distributions from net realized gains	(9,995,730)	(2,750,135)
Net fund share transactions (Note 5):
Class A	18,379,418	19,572,005
Class L	21,473,945	1,440,119
Class Y	22,117,975	7,539,775
Class S	(314,756)	25,786,914
Class Z	-	-
Class N	39,160	23,549
Increase (decrease) in net assets from fund share transactions	61,695,742	54,362,362
Total increase (decrease) in net assets	71,166,010	59,895,910
Net assets:
Beginning of year	170,247,938	110,352,028
End of year	$241,413,948	$170,247,938
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$(4,797)	$(2,000)

MassMutual Select Strategic Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/06		Year ended 12/31/05		Period ended 12/31/04+
Net asset value, beginning of year	$9.97		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.43	***	0.33	***	-
Net realized and unrealized gain (loss) on investments	(0.03)		(0.19)		-
Total income from investment operations	0.40		0.14		-
Less distributions to shareholders:
From net investment income	(0.38)		(0.17)		-
Net asset value, end of year	$9.99		$9.97		$10.00

Total Return(a)	3.99	% (b)	1.37	% (b)	0.00	%‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$39,420		$20,689		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.11%		1.21%		-	‡
After expense waiver	0.96	% #	1.00	% #	N/A‡
Net investment income (loss) to average daily net assets	4.28%		3.25%		0.00	%‡
Portfolio turnover rate	162%		566%		N/A
	Class L
	Year ended 12/31/06		Year ended 12/31/05		Period ended 12/31/04+
Net asset value, beginning of year	$9.98		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.46	***	0.39	***	-
Net realized and unrealized gain (loss) on investments	(0.03)		(0.23)		-
Total income from investment operations	0.43		0.16		-
Less distributions to shareholders:
From net investment income	(0.40)		(0.18)		-
Net asset value, end of year	$10.01		$9.98		$10.00

Total Return(a)	4.31%		1.57%		0.00	%‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$17,942		$3,933		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.86%		0.96%		-	‡
After expense waiver	0.71	% #	0.75	% #	N/A‡
Net investment income (loss) to average daily net assets	4.53%		3.82%		0.00	%‡
Portfolio turnover rate	162%		566%		N/A

***  Per share amount calculated on the average shares method.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

(b)  Total Return excludes a front-end sales charge and would be lower for the period presented if it reflected these charges.

+  The Fund commenced operations on December 31, 2004.

‡  Amounts are de minimus due to the short period of operations.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/06	Year ended 12/31/05		Period ended 12/31/04+
Net asset value, beginning of year	$9.98	$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.46 ***	0.37	***	-
Net realized and unrealized gain (loss) on investments	(0.03)	(0.21)		-
Total income from investment operations	0.43	0.16		-
Less distributions to shareholders:
From net investment income	(0.39)	(0.18)		-
Net asset value, end of year	$10.02	$9.98		$10.00

Total Return(a)	4.38%	1.57%		0.00	%‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$109,603	$59,396		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.70%	0.81%		-	‡
After expense waiver	N/A	0.75	% #	N/A‡
Net investment income (loss) to average daily net assets	4.53%	3.64%		0.00	%‡
Portfolio turnover rate	162%	566%		N/A
	Class S
	Year ended 12/31/06	Year ended 12/31/05		Period ended 12/31/04+
Net asset value, beginning of year	$9.99	$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.46 ***	0.33	***	-
Net realized and unrealized gain (loss) on investments	(0.03)	(0.16)		-
Total income from investment operations	0.43	0.17		-
Less distributions to shareholders:
From net investment income	(0.40)	(0.18)		-
Net asset value, end of year	$10.02	$9.99		$10.00

Total Return(a)	4.31%	1.65%		0.00	%‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$71,375	$62,533		$49,596
Ratio of expenses to average daily net assets:
Before expense waiver	0.65%	0.76%		-‡
After expense waiver	N/A	0.70	% #	N/A‡
Net investment income (loss) to average daily net assets	4.56%	3.23%		0.00	%‡
Portfolio turnover rate	162%	566%		N/A

***  Per share amount calculated on the average shares method.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

+  The Fund commenced operations on December 31, 2004.

‡  Amounts are de minimus due to the short period of operations.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/06		Year ended 12/31/05		Period ended 12/31/04+
Net asset value, beginning of year	$9.96		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.40	***	0.28	***	-
Net realized and unrealized gain (loss) on investments	(0.03)		(0.18)		-
Total income from investment operations	0.37		0.10		-
Less distributions to shareholders:
From net investment income	(0.37)		(0.14)		-
Net asset value, end of year	$9.96		$9.96		$10.00

Total Return(a)	3.73	% (b)	0.99	% (b)	0.00	%‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$2,040		$208		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.41%		1.51%		-	‡
After expense waiver	1.26	% #	1.30	% #	N/A‡
Net investment income (loss) to average daily net assets	3.99%		2.78%		0.00	%‡
Portfolio turnover rate	162%		566%		N/A

***  Per share amount calculated on the average shares method.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

(b)  Total Return excludes a contingent deferred sales charge and would be lower for the period presented if it reflected these charges.

+  The Fund commenced operations on December 31, 2004.

‡  Amounts are de minimus due to the short period of operations.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of year	$10.56		$10.45		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.24	***	0.15	***	0.11	***	-
Net realized and unrealized gain (loss) on investments	0.97		0.20		0.42		-
Total income from investment operations	1.21		0.35		0.53		-
Less distributions to shareholders:
From net investment income	(0.24)		(0.18)		(0.08)		-
From net realized gains	(0.11)		(0.06)		-		-
Total distributions	(0.35)		(0.24)		(0.08)		-
Net asset value, end of year	$11.42		$10.56		$10.45		$10.00

Total Return(a)	11.54	% (b)	3.33	% (b)	5.34	% (b)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$32,130		$26,267		$32,987		$1
Ratio of expenses to average daily net assets:
Before expense waiver	1.23%		1.23%		1.24%		-	‡
After expense waiver	1.21	% #	1.21	% #	1.21	% (c)#	-	‡
Net investment income (loss) to average daily net assets	2.16%		1.40%		1.10%		-	‡
Portfolio turnover rate	85%		211%		129%		N/A
	Class L
	Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of year	$10.58		$10.48		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.26	***	0.18	***	0.13	***	-
Net realized and unrealized gain (loss) on investments	0.98		0.20		0.43		-
Total income from investment operations	1.24		0.38		0.56		-
Less distributions to shareholders:
From net investment income	(0.26)		(0.22)		(0.08)		-
From net realized gains	(0.11)		(0.06)		-		-
Total distributions	(0.37)		(0.28)		(0.08)		-
Net asset value, end of year	$11.45		$10.58		$10.48		$10.00

Total Return(a)	11.73%		3.63%		5.62%		-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$94,872		$101,151		$104,995		$1
Ratio of expenses to average daily net assets:
Before expense waiver	0.98%		0.98%		0.98%		-	‡
After expense waiver	0.96	% #	0.96	% #	0.96	% (c)#	-	‡
Net investment income (loss) to average daily net assets	2.39%		1.68%		1.28%		-	‡
Portfolio turnover rate	85%		211%		129%		N/A

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)

+  The Fund commenced operations on December 31, 2003.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total Return excludes a front-end sales charge and would be lower for the years presented if it reflected these charges.

(c)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of year	$10.58		$10.48		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.28	***	0.19	***	0.14	***	-
Net realized and unrealized gain (loss) on investments	0.98		0.20		0.43		-
Total income from investment operations	1.26		0.39		0.57		-
Less distributions to shareholders:
From net investment income	(0.28)		(0.23)		(0.09)		-
From net realized gains	(0.11)		(0.06)		-		-
Total distributions	(0.39)		(0.29)		(0.09)		-
Net asset value, end of year	$11.45		$10.58		$10.48		$10.00

Total Return(a)	11.90%		3.76%		5.74%		-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$95,028		$78,145		$99,246		$1
Ratio of expenses to average daily net assets:
Before expense waiver	0.83%		0.83%		0.83%		-	‡
After expense waiver	0.81	% #	0.81	% #	0.81	% (b)#	-	‡
Net investment income (loss) to average daily net assets	2.54%		1.82%		1.41%		-	‡
Portfolio turnover rate	85%		211%		129%		N/A
	Class S
	Year ended 12/31/06		Year ended 12/31/05 †		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of year	$10.58		$10.49		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.29	***	0.20	***	0.12	***	-
Net realized and unrealized gain (loss) on investments	0.98		0.19		0.47		-
Total income from investment operations	1.27		0.39		0.59		-
Less distributions to shareholders:
From net investment income	(0.29)		(0.24)		(0.10)		-
From net realized gains	(0.11)		(0.06)		-		-
Total distributions	(0.40)		(0.30)		(0.10)		-
Net asset value, end of year	$11.45		$10.58		$10.49		$10.00

Total Return(a)	11.97%		3.85%		5.76%		-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$23,044		$15,026		$13,159		$10,001
Ratio of expenses to average daily net assets:
Before expense waiver	0.78%		0.78%		0.84%		-	‡
After expense waiver	0.76	% #	0.76	% #	0.76	% (b)#	-	‡
Net investment income (loss) to average daily net assets	2.60%		1.90%		1.18%		-	‡
Portfolio turnover rate	85%		211%		129%		N/A

***  Per share amount calculated on the average share method.

†  Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)

+  The Fund commenced operations on December 31, 2003.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of year	$10.56		$10.46		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.20	***	0.12	***	0.08	***	-
Net realized and unrealized gain (loss) on investments	0.97		0.21		0.42		-
Total income from investment operations	1.17		0.33		0.50		-
Less distributions to shareholders:
From net investment income	(0.21)		(0.17)		(0.04)		-
From net realized gains	(0.11)		(0.06)		-		-
Total distributions	(0.32)		(0.23)		(0.04)		-
Net asset value, end of year	$11.41		$10.56		$10.46		$10.00

Total Return(a)	11.21	% (b)	3.02	% (b)	5.02	% (b)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$572		$419		$422		$1
Ratio of expenses to average daily net assets:
Before expense waiver	1.53%		1.53%		1.55%		-	‡
After expense waiver	1.51	% #	1.51	% #	1.51	% (c)#	-	‡
Net investment income (loss) to average daily net assets	1.83%		1.13%		0.78%		-	‡
Portfolio turnover rate	85%		211%		129%		N/A

***  Per share amount calculated on the average share method.

†  Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)

+  The Fund commenced operations on December 31, 2003.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total Return excludes a contingent deferred sales charge and would be lower for the period presented if it reflected these charges.

(c)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/06		Year ended 12/31/05		Period ended 12/31/04†
Net asset value, beginning of year	$11.26		$10.93		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.20	***	0.14	***	0.04	***
Net realized and unrealized gain (loss) on investments	2.20		0.54		0.94
Total income from investment operations	2.40		0.68		0.98
Less distributions to shareholders:
From net investment income	(0.17)		(0.12)		(0.04)
From net realized gains	(0.41)		(0.23)		(0.01)
Total distributions	(0.58)		(0.35)		(0.05)
Net asset value, end of year	$13.08		$11.26		$10.93

Total Return(a)	21.41	% (b)	6.23	% (b)	9.83	% **(b)
Ratios / Supplemental Data:
Net assets, end of year (000's)	$82,361		$29,953		$4,998
Ratio of expenses to average daily net assets:
Before expense waiver	1.08%		1.09%		1.15	% *
After expense waiver	N/A		N/A		1.09	% *#
Net investment income (loss) to average daily net assets	1.58%		1.27%		1.99	% *
Portfolio turnover rate	15%		16%		5	% **
	Class L
	Year ended 12/31/06		Year ended 12/31/05		Period ended 12/31/04 †
Net asset value, beginning of year	$11.28		$10.93		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.23	***	0.17	***	0.05	***
Net realized and unrealized gain (loss) on investments	2.22		0.54		0.94
Total income from investment operations	2.45		0.71		0.99
Less distributions to shareholders:
From net investment income	(0.19)		(0.13)		(0.05)
From net realized gains	(0.41)		(0.23)		(0.01)
Total distributions	(0.60)		(0.36)		(0.06)
Net asset value, end of year	$13.13		$11.28		$10.93

Total Return(a)	21.82%		6.42%		9.99	% **
Ratios / Supplemental Data:
Net assets, end of year (000's)	$57,853		$29,455		$20,480
Ratio of expenses to average daily net assets:
Before expense waiver	0.79%		0.80%		0.86	% *
After expense waiver	N/A		N/A		0.80	% *#
Net investment income (loss) to average daily net assets	1.84%		1.55%		2.28	% *
Portfolio turnover rate	15%		16%		5	% **

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average share method.

†  For the period October 15, 2004 (commencement of operations) through December 31, 2004.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expense of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

(b)  Total return excludes a front end sales charge and would be lower for the period presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/06	Year ended 12/31/05	Period ended 12/31/04†
Net asset value, beginning of year	$11.27	$10.93	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.24 ***	0.19 ***	0.05	***
Net realized and unrealized gain (loss) on investments	2.22	0.53	0.94
Total income from investment operations	2.46	0.72	0.99
Less distributions to shareholders:
From net investment income	(0.20)	(0.15)	(0.05)
From net realized gains	(0.41)	(0.23)	(0.01)
Total distributions	(0.61)	(0.38)	(0.06)
Net asset value, end of year	$13.12	$11.27	$10.93

Total Return(a)	21.92%	6.61%	9.91	% **
Ratios / Supplemental Data:
Net assets, end of year (000's)	$142,836	$56,761	$1,273
Ratio of expenses to average daily net assets:
Before expense waiver	0.68%	0.69%	0.75	% *
After expense waiver	N/A	N/A	0.69	% *#
Net investment income (loss) to average daily net assets	1.95%	1.70%	2.39	% *
Portfolio turnover rate	15%	16%	5	% **
	Class S
	Year ended 12/31/06	Year ended 12/31/05	Period ended 12/31/04 †
Net asset value, beginning of year	$11.28	$10.94	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.25 ***	0.19 ***	0.06	***
Net realized and unrealized gain (loss) on investments	2.23	0.53	0.94
Total income from investment operations	2.48	0.72	1.00
Less distributions to shareholders:
From net investment income	(0.21)	(0.15)	(0.05)
From net realized gains	(0.41)	(0.23)	(0.01)
Total distributions	(0.62)	(0.38)	(0.06)
Net asset value, end of year	$13.14	$11.28	$10.94

Total Return(a)	22.08%	6.59%	10.03	% **
Ratios / Supplemental Data:
Net assets, end of year (000's)	$246,598	$186,641	$173,341
Ratio of expenses to average daily net assets:
Before expense waiver	0.58%	0.59%	0.65	% *
After expense waiver	N/A	N/A	0.59	% *#
Net investment income (loss) to average daily net assets	2.02%	1.75%	2.49	% *
Portfolio turnover rate	15%	16%	5	% **

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average share method.

†  For the period October 15, 2004 (commencement of operations) through December 31, 2004.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expense of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04 †
Net asset value, beginning of year	$11.28		$10.94		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.16	***	0.11	***	0.04	***
Net realized and unrealized gain (loss) on investments	2.21		0.52		0.94
Total income from investment operations	2.37		0.63		0.98
Less distributions to shareholders:
From net investment income	(0.15)		(0.06)		(0.03)
From net realized gains	(0.41)		(0.23)		(0.01)
Total distributions	(0.56)		(0.29)		(0.04)
Net asset value, end of year	$13.09		$11.28		$10.94

Total Return(a)	21.11	% (b)	5.77	% (b)	9.84	% **(b)
Ratios / Supplemental Data:
Net assets, end of year (000's)	$1,547		$147		$187
Ratio of expenses to average daily net assets:
Before expense waiver	1.39%		1.40%		1.46	% *
After expense waiver	N/A		N/A		1.40	% *#
Net investment income (loss) to average daily net assets	1.30%		0.95%		1.63	% *
Portfolio turnover rate	15%		16%		5	% **

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average share method.

†  For the period October 15, 2004 (commencement of operations) through December 31, 2004.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

(b)  Total return excludes a contingent deferred sales charge and would be lower for the period presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$11.14		$10.75		$10.01		$7.79		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.11	***	0.11	***	0.10	***	0.10	***	0.08	***
Net realized and unrealized gain (loss) on investments	2.16		0.65		0.84		2.19		(2.25)
Total income (loss) from investment operations	2.27		0.76		0.94		2.29		(2.17)
Less distributions to shareholders:
From net investment income	(0.11)		(0.11)		(0.09)		(0.07)		(0.04)
From net realized gains	(1.02)		(0.26)		(0.11)		-		-
Total distributions	(1.13)		(0.37)		(0.20)		(0.07)		(0.04)
Net asset value, end of year	$12.28		$11.14		$10.75		$10.01		$7.79

Total Return(a)	20.54	% (c)	7.08	% (c)	9.34	% (c)	29.43%		(21.67)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$310,438		$252,362		$214,886		$129,552		$37,973
Ratio of expenses to average daily net assets:
Before expense waiver	1.23%		1.23%		1.23%		1.24%		1.27%
After expense waiver	N/A		N/A		1.22	% (b)#	1.22	% (b)#	1.20	% (b)#
Net investment income (loss) to average daily net assets	0.92%		0.97%		0.96%		1.18%		1.00%
Portfolio turnover rate	43%		33%		31%		28%		38%
	Class L
	Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$11.17		$10.78		$10.03		$7.81		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.14	***	0.14	***	0.12	***	0.13	***	0.10	***
Net realized and unrealized gain (loss) on investments	2.18		0.64		0.85		2.18		(2.24)
Total income (loss) from investment operations	2.32		0.78		0.97		2.31		(2.14)
Less distributions to shareholders:
From net investment income	(0.14)		(0.13)		(0.11)		(0.09)		(0.05)
From net realized gains	(1.02)		(0.26)		(0.11)		-		-
Total distributions	(1.16)		(0.39)		(0.22)		(0.09)		(0.05)
Net asset value, end of year	$12.33		$11.17		$10.78		$10.03		$7.81

Total Return(a)	20.90%		7.28%		9.65%		29.56%		(21.40)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$298,276		$231,639		$236,583		$133,178		$44,235
Ratio of expenses to average daily net assets:
Before expense waiver	0.98%		0.98%		0.98%		0.99%		1.02%
After expense waiver	N/A		N/A		0.97	% (b)#	0.97	% (b)#	0.95	% (b)#
Net investment income (loss) to average daily net assets	1.18%		1.23%		1.21%		1.44%		1.24%
Portfolio turnover rate	43%		33%		31%		28%		38%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/06	Year ended 12/31/05†	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$11.19	$10.78	$10.03		$7.80		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.16 ***	0.15 ***	0.14	***	0.14	***	0.12	***
Net realized and unrealized gain (loss) on investments	2.17	0.66	0.84		2.19		(2.26)
Total income (loss) from investment operations	2.33	0.81	0.98		2.33		(2.14)
Less distributions to shareholders:
From net investment income	(0.16)	(0.14)	(0.12)		(0.10)		(0.06)
From net realized gains	(1.02)	(0.26)	(0.11)		-		-
Total distributions	(1.18)	(0.40)	(0.23)		(0.10)		(0.06)
Net asset value, end of year	$12.34	$11.19	$10.78		$10.03		$7.80

Total Return(a)	21.05%	7.55%	9.78%		29.82%		(21.41)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$134,485	$85,569	$120,769		$82,989		$40,511
Ratio of expenses to average daily net assets:
Before expense waiver	0.83%	0.83%	0.83%		0.84%		0.87%
After expense waiver	N/A	N/A	0.82	% (b)#	0.82	% (b)#	0.81	% (b)#
Net investment income (loss) to average daily net assets	1.32%	1.35%	1.35%		1.60%		1.44%
Portfolio turnover rate	43%	33%	31%		28%		38%
	Class S
	Year ended 12/31/06	Year ended 12/31/05†	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$11.20	$10.80	$10.05		$7.81		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.17 ***	0.16 ***	0.14	***	0.14	***	0.12	***
Net realized and unrealized gain (loss) on investments	2.17	0.66	0.85		2.20		(2.25)
Total income (loss) from investment operations	2.34	0.82	0.99		2.34		(2.13)
Less distributions to shareholders:
From net investment income	(0.16)	(0.16)	(0.13)		(0.10)		(0.06)
From net realized gains	(1.02)	(0.26)	(0.11)		-		-
Total distributions	(1.18)	(0.42)	(0.24)		(0.10)		(0.06)
Net asset value, end of year	$12.36	$11.20	$10.80		$10.05		$7.81

Total Return(a)	21.06%	7.57%	9.80%		29.97%		(21.35)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$540,185	$418,271	$325,701		$228,535		$101,228
Ratio of expenses to average daily net assets:
Before expense waiver	0.79%	0.79%	0.79%		0.80%		0.83%
After expense waiver	N/A	N/A	0.78	% (b)#	0.78	% (b)#	0.77	% (b)#
Net investment income (loss) to average daily net assets	1.37%	1.41%	1.40%		1.63%		1.36%
Portfolio turnover rate	43%	33%	31%		28%		38%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02++
Net asset value, beginning of year	$11.07		$10.69		$9.94		$7.76		$7.76
Income (loss) from investment operations:
Net investment income (loss)	0.07	***	0.07	***	0.07	***	0.08	***	(0.00	) ***††
Net realized and unrealized gain (loss) on investments	2.14		0.65		0.84		2.17		(0.00	) ††
Total income (loss) from investment operations	2.21		0.72		0.91		2.25		-
Less distributions to shareholders:
From net investment income	(0.06)		(0.08)		(0.05)		(0.07)		-
From net realized gains	(1.02)		(0.26)		(0.11)		-		-
Total distributions	(1.08)		(0.34)		(0.16)		(0.07)		-
Net asset value, end of year	$12.20		$11.07		$10.69		$9.94		$7.76

Total Return(a)	20.09	% (c)	6.76	% (c)	9.10	% (c)	29.03	% (c)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$1,667		$1,998		$1,644		$1,968		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.53%		1.53%		1.53%		1.54%		-	‡
After expense waiver	N/A		N/A		1.52	% (b)#	1.52	% (b)#	-	‡
Net investment income (loss) to average daily net assets	0.62%		0.67%		0.65%		0.83%		-	‡
Portfolio turnover rate	43%		33%		31%		28%		38%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)

††  Net investment loss and net realized and unrealized gain(loss) on investments are less than $0.01 per share.

++  Class N commenced operations on December 31, 2002.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Value Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$10.49		$10.48		$9.55		$7.66		$9.34
Income (loss) from investment operations:
Net investment income (loss)	0.07	***	0.04	***	0.07	***	0.08	***	0.07	***
Net realized and unrealized gain (loss) on investments	1.25		1.02		1.16		1.91		(1.68)
Total income (loss) from investment operations	1.32		1.06		1.23		1.99		(1.61)
Less distributions to shareholders:
From net investment income	(0.06)		(0.04)		(0.07)		(0.10)		(0.07)
From net realized gains	(1.68)		(1.01)		(0.23)		-		-
Total distributions	(1.74)		(1.05)		(0.30)		(0.10)		(0.07)
Net asset value, end of year	$10.07		$10.49		$10.48		$9.55		$7.66

Total Return(a)	12.83	% (c)	10.16	% (c)	12.91	% (c)	25.96%		(17.28)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$28,143		$28,829		$25,523		$21,341		$15,852
Ratio of expenses to average daily net assets:
Before expense waiver	1.31%		1.30%		1.33%		1.29%		1.30%
After expense waiver	N/A		N/A		1.29	% (b)#	1.27	% (b)#	1.29	% #
Net investment income (loss) to average daily net assets	0.65%		0.36%		0.69%		0.99%		0.79%
Portfolio turnover rate	177%		94%		161%		66%		105%
	Class L
	Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$10.51		$10.50		$9.57		$7.67		$9.34
Income (loss) from investment operations:
Net investment income (loss)	0.10	***	0.06	***	0.09	***	0.10	***	0.09	***
Net realized and unrealized gain (loss) on investments	1.25		1.02		1.17		1.92		(1.67)
Total income (loss) from investment operations	1.35		1.08		1.26		2.02		(1.58)
Less distributions to shareholders:
From net investment income	(0.10)		(0.06)		(0.10)		(0.12)		(0.09)
From net realized gains	(1.68)		(1.01)		(0.23)		-		-
Total distributions	(1.78)		(1.07)		(0.33)		(0.12)		(0.09)
Net asset value, end of year	$10.08		$10.51		$10.50		$9.57		$7.67

Total Return(a)	13.06%		10.39%		13.16%		26.34%		(16.97)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$12,075		$8,753		$7,461		$6,313		$4,727
Ratio of expenses to average daily net assets:
Before expense waiver	1.06%		1.05%		1.08%		1.04%		1.05%
After expense waiver	N/A		N/A		1.04	% (b)#	1.02	% (b)#	1.04	% #
Net investment income (loss) to average daily net assets	0.93%		0.60%		0.94%		1.24%		1.07%
Portfolio turnover rate	177%		94%		161%		66%		105%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Value Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/06	Year ended 12/31/05†	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$10.55	$10.54	$9.59		$7.68		$9.35
Income (loss) from investment operations:
Net investment income (loss)	0.12 ***	0.08 ***	0.10	***	0.12	***	0.10	***
Net realized and unrealized gain (loss) on investments	1.26	1.02	1.19		1.91		(1.67)
Total income (loss) from investment operations	1.38	1.10	1.29		2.03		(1.57)
Less distributions to shareholders:
From net investment income	(0.11)	(0.08)	(0.11)		(0.12)		(0.10)
From net realized gains	(1.68)	(1.01)	(0.23)		-		-
Total distributions	(1.79)	(1.09)	(0.34)		(0.12)		(0.10)
Net asset value, end of year	$10.14	$10.55	$10.54		$9.59		$7.68

Total Return(a)	13.33%	10.49%	13.47%		26.40%		(16.87)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$5,136	$4,110	$2,891		$3,378		$7,543
Ratio of expenses to average daily net assets:
Before expense waiver	0.91%	0.90%	0.93%		0.88%		0.90%
After expense waiver	N/A	N/A	0.88	% (b)#	0.86	% (b)#	0.89	% #
Net investment income (loss) to average daily net assets	1.06%	0.75%	1.06%		1.42%		1.18%
Portfolio turnover rate	177%	94%	161%		66%		105%
	Class S
	Year ended 12/31/06	Year ended 12/31/05†	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$10.54	$10.52	$9.59		$7.68		$9.35
Income (loss) from investment operations:
Net investment income (loss)	0.12 ***	0.09 ***	0.11	***	0.12	***	0.10	***
Net realized and unrealized gain (loss) on investments	1.26	1.02	1.17		1.92		(1.68)
Total income (loss) from investment operations	1.38	1.11	1.28		2.04		(1.58)
Less distributions to shareholders:
From net investment income	(0.12)	(0.08)	(0.12)		(0.13)		(0.09)
From net realized gains	(1.68)	(1.01)	(0.23)		-		-
Total distributions	(1.80)	(1.09)	(0.35)		(0.13)		(0.09)
Net asset value, end of year	$10.12	$10.54	$10.52		$9.59		$7.68

Total Return(a)	13.40%	10.66%	13.31%		26.63%		(16.83)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$52,627	$55,895	$51,940		$67,536		$60,499
Ratio of expenses to average daily net assets:
Before expense waiver	0.86%	0.85%	0.88%		0.84%		0.85%
After expense waiver	N/A	N/A	0.84	% (b)#	0.82	% (b)#	0.84	% #
Net investment income (loss) to average daily net assets	1.11%	0.81%	1.12%		1.45%		1.22%
Portfolio turnover rate	177%	94%	161%		66%		105%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Value Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02++
Net asset value, beginning of year	$10.51		$10.50		$9.56		$7.63		$7.62
Income (loss) from investment operations:
Net investment income (loss)	0.04	***	0.01	***	0.04	***	0.06	***	0.00	***††
Net realized and unrealized gain (loss) on investments	1.26		1.01		1.15		1.90		0.01
Total income from investment operations	1.30		1.02		1.19		1.96		0.01
Less distributions to shareholders:
From net investment income	(0.04)		(0.00	) ††	(0.02)		(0.03)		-
From net realized gains	(1.68)		(1.01)		(0.23)		-		-
Total distributions	(1.72)		(1.01)		(0.25)		(0.03)		-
Net asset value, end of year	$10.09		$10.51		$10.50		$9.56		$7.63

Total Return(a)	12.59	% (c)	9.83	% (c)	12.51	% (c)	25.73	% (c)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$142		$140		$282		$315		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.61%		1.59%		1.63%		1.58%		-	‡
After expense waiver	N/A		N/A		1.58	% (b)#	1.56	% (b)#	-	‡
Net investment income (loss) to average daily net assets	0.36%		0.06%		0.39%		0.70%		-	‡
Portfolio turnover rate	177%		94%		161%		66%		105%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)

††  Net investment income is less than $0.01 per share.

++  Class N commenced operations on December 31, 2002.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes contingent deferred sales charge and would be lower for the periods presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$11.28		$10.39		$9.35		$7.24		$8.74
Income (loss) from investment operations:
Net investment income (loss)	0.04	***	0.05	***	0.04	***	0.04	***	0.02	***
Net realized and unrealized gain (loss) on investments	1.56		0.89		1.04		2.10		(1.49)
Total income (loss) from investment operations	1.60		0.94		1.08		2.14		(1.47)
Less distributions to shareholders:
From net investment income	(0.04)		(0.05)		(0.04)		(0.03)		(0.03)
Net asset value, end of year	$12.84		$11.28		$10.39		$9.35		$7.24

Total Return(a)	14.21	% (c)	9.05	% (c)	11.55	% (c)	29.61%		(16.86)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$401,790		$354,647		$266,753		$153,918		$92,001
Ratio of expenses to average daily net assets:
Before expense waiver	1.25%		1.25%		1.25%		1.25%		1.24%
After expense waiver	N/A		N/A		1.25	% (b)#	1.24	% (b)#	1.23	% (b)#
Net investment income (loss) to average daily net assets	0.37%		0.44%		0.41%		0.45%		0.29%
Portfolio turnover rate	18%		7%		3%		7%		25%
	Class L
	Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$11.32		$10.43		$9.37		$7.26		$8.76
Income (loss) from investment operations:
Net investment income (loss)	0.07	***	0.07	***	0.06	***	0.06	***	0.04	***
Net realized and unrealized gain (loss) on investments	1.56		0.90		1.06		2.10		(1.50)
Total income (loss) from investment operations	1.63		0.97		1.12		2.16		(1.46)
Less distributions to shareholders:
From net investment income	(0.07)		(0.08)		(0.06)		(0.05)		(0.04)
Net asset value, end of year	$12.88		$11.32		$10.43		$9.37		$7.26

Total Return(a)	14.42%		9.25%		11.94%		29.79%		(16.64)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$397,105		$369,858		$316,841		$207,025		$114,417
Ratio of expenses to average daily net assets:
Before expense waiver	1.00%		1.00%		1.00%		1.00%		1.00%
After expense waiver	N/A		N/A		1.00	% (b)#	0.99	% (b)#	0.98	% (b)#
Net investment income (loss) to average daily net assets	0.63%		0.69%		0.65%		0.70%		0.53%
Portfolio turnover rate	18%		7%		3%		7%		25%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change. (See Note 3)

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes a front-end sales charge and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/06	Year ended 12/31/05†	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$11.34	$10.45	$9.39		$7.27		$8.77
Income (loss) from investment operations:
Net investment income (loss)	0.09 ***	0.09 ***	0.08	***	0.07	***	0.05	***
Net realized and unrealized gain (loss) on investments	1.57	0.89	1.05		2.11		(1.50)
Total income (loss) from investment operations	1.66	0.98	1.13		2.18		(1.45)
Less distributions to shareholders:
From net investment income	(0.09)	(0.09)	(0.07)		(0.06)		(0.05)
Net asset value, end of year	$12.91	$11.34	$10.45		$9.39		$7.27

Total Return(a)	14.65%	9.37%	12.06%		30.04%		(16.52)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$218,268	$146,699	$127,223		$78,751		$39,762
Ratio of expenses to average daily net assets:
Before expense waiver	0.85%	0.85%	0.85%		0.85%		0.84%
After expense waiver	N/A	N/A	0.85	% (b)#	0.84	% (b)#	0.83	% (b)#
Net investment income (loss) to average daily net assets	0.78%	0.84%	0.81%		0.85%		0.66%
Portfolio turnover rate	18%	7%	3%		7%		25%
	Class S
	Year ended 12/31/06	Year ended 12/31/05†	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$11.36	$10.46	$9.40		$7.27		$8.78
Income (loss) from investment operations:
Net investment income (loss)	0.10 ***	0.10 ***	0.09	***	0.08	***	0.06	***
Net realized and unrealized gain (loss) on investments	1.57	0.90	1.05		2.12		(1.51)
Total income (loss) from investment operations	1.67	1.00	1.14		2.20		(1.45)
Less distributions to shareholders:
From net investment income	(0.10)	(0.10)	(0.08)		(0.07)		(0.06)
Net asset value, end of year	$12.93	$11.36	$10.46		$9.40		$7.27

Total Return(a)	14.71%	9.57%	12.11%		30.24%		(16.53)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$615,354	$546,331	$436,983		$339,287		$233,510
Ratio of expenses to average daily net assets:
Before expense waiver	0.76%	0.76%	0.76%		0.76%		0.75%
After expense waiver	N/A	N/A	0.76	% (b)#	0.75	% (b)#	0.74	% (b)#
Net investment income (loss) to average daily net assets	0.86%	0.93%	0.88%		0.94%		0.76%
Portfolio turnover rate	18%	7%	3%		7%		25%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change. (See Note 3)

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Period ended 12/31/02++
Net asset value, beginning of year	$11.17		$10.29		$9.25		$7.21		$7.19
Income (loss) from investment operations:
Net investment income (loss)	0.01	***	0.02	***	0.01	***	0.03	***	0.00	***††
Net realized and unrealized gain (loss) on investments	1.54		0.87		1.03		2.07		0.02
Total income from investment operations	1.55		0.89		1.04		2.10		0.02
Less distributions to shareholders:
From net investment income	(0.01)		(0.01)		—		(0.06)		—
Net asset value, end of year	$12.71		$11.17		$10.29		$9.25		$7.21
Total Return(a)	13.87	% (c)	8.65	% (c)	11.24	%(c)	29.18	% (c)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$2,596		$2,279		$2,911		$2,891		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.55%		1.55%		1.55%		1.57%		-	‡
After expense waiver	N/A		N/A		1.55	%#	1.56	% (b)#	N/A‡
Net investment income (loss) to average daily net assets	0.08%		0.15%		0.08%		0.33%		0.00	%‡
Portfolio turnover rate	18%		7%		3%		7%		25%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change. (See Note 3)

††  Net investment income is less than $0.01 per share.

++  Class N commenced operations on December 31, 2002.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03	Year ended 12/31/02
Net asset value, beginning of year	$11.47		$11.12		$10.23		$8.09	$10.55
Income (loss) from investment operations:
Net investment income (loss)	0.16	***	0.13	***	0.13	***	0.08 ***	0.07 ***
Net realized and unrealized gain (loss) on investments	1.55		0.33		0.89		2.14	(2.47)
Total income (loss) from investment operations	1.71		0.46		1.02		2.22	(2.40)
Less distributions to shareholders:
From net investment income	(0.15)		(0.11)		(0.13)		(0.08)	(0.06)
Tax return of capital	(0.00	)†	-		-		-	-
Total distribution	(0.15)		(0.11)		(0.13)		(0.08)	(0.06)
Net asset value, end of year	$13.03		$11.47		$11.12		$10.23	$8.09

Total Return(a)	14.95	% (b)	4.17	% (b)	10.01	% (b)	27.49%	(22.74)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$297,468		$271,778		$275,920		$160,470	$70,695
Ratio of expenses to average daily net assets:
Before expense waiver	0.85%		0.85%		0.85%		0.85%	0.85%
After expense waiver	0.67	% #	0.75	% #	0.78	% #	N/A	N/A
Net investment income (loss) to average daily net assets	1.30%		1.13%		1.32%		0.94%	0.78%
Portfolio turnover rate	4%		6%		3%		2%	5%
	Class L
	Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03	Year ended 12/31/02
Net asset value, beginning of year	$11.50		$11.16		$10.26		$8.11	$10.58
Income (loss) from investment operations:
Net investment income (loss)	0.19	***	0.15	***	0.16	***	0.11 ***	0.10 ***
Net realized and unrealized gain (loss) on investments	1.57		0.34		0.89		2.15	(2.48)
Total income (loss) from investment operations	1.76		0.49		1.05		2.26	(2.38)
Less distributions to shareholders:
From net investment income	(0.19)		(0.15)		(0.15)		(0.11)	(0.09)
Tax return of capital	(0.00	)†	-		-		-	-
Total distribution	(0.19)		(0.15)		(0.15)		(0.11)	(0.09)
Net asset value, end of year	$13.07		$11.50		$11.16		$10.26	$8.11

Total Return(a)	15.28%		4.41%		10.25%		27.88%	(22.53)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$337,639		$282,034		$218,755		$176,247	$54,756
Ratio of expenses to average daily net assets:
Before expense waiver	0.60%		0.60%		0.60%		0.60%	0.60%
After expense waiver	0.42	% #	0.50	% #	0.53	% #	N/A	N/A
Net investment income (loss) to average daily net assets	1.56%		1.38%		1.52%		1.21%	1.05%
Portfolio turnover rate	4%		6%		3%		2%	5%

***  Per share amount calculated on the average shares method.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total Return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

†  Tax return of capital is less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03	Year ended 12/31/02
Net asset value, beginning of year	$11.54	$11.19	$10.29	$8.12	$10.60
Income (loss) from investment operations:
Net investment income (loss)	0.19 ***	0.16 ***	0.17 ***	0.12 ***	0.11 ***
Net realized and unrealized gain (loss) on investments	1.57	0.34	0.89	2.16	(2.49)
Total income (loss) from investment operations	1.76	0.50	1.06	2.28	(2.38)
Less distributions to shareholders:
From net investment income	(0.18)	(0.15)	(0.16)	(0.11)	(0.10)
Tax return of capital	(0.00)†	-	-	-	-
Total distribution	(0.18)	(0.15)	(0.16)	(0.11)	(0.10)
Net asset value, end of year	$13.12	$11.54	$11.19	$10.29	$8.12
Total Return(a)	15.27%	4.49%	10.31%	28.10%	(22.47)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$494,849	$467,422	$419,366	$299,713	$198,240
Net expenses to average daily net assets	0.45%	0.45%	0.45%	0.45%	0.45%
Net investment income (loss) to average daily net assets	1.53%	1.43%	1.63%	1.34%	1.18%
Portfolio turnover rate	4%	6%	3%	2%	5%
	Class S
	Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03	Year ended 12/31/02
Net asset value, beginning of year	$11.65	$11.30	$10.38	$8.19	$10.68
Income (loss) from investment operations:
Net investment income (loss)	0.19 ***	0.16 ***	0.17 ***	0.12 ***	0.11 ***
Net realized and unrealized gain (loss) on investments	1.60	0.35	0.91	2.18	(2.50)
Total income (loss) from investment operations	1.79	0.51	1.08	2.30	(2.39)
Less distributions to shareholders:
From net investment income	(0.19)	(0.16)	(0.16)	(0.11)	(0.10)
Tax return of capital	(0.00)†	-	-	-	-
Total distribution	(0.19)	(0.16)	(0.16)	(0.11)	(0.10)
Net a of year	$13.25	$11.65	$11.30	$10.38	$8.19

Total Return(a)	15.35%	4.47%	10.39%	28.10%	(22.41)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$751,170	$677,171	$724,614	$710,691	$567,426
Net expenses to average daily net assets	0.42%	0.42%	0.42%	0.42%	0.42%
Net investment income (loss) to average daily net assets	1.56%	1.45%	1.62%	1.37%	1.20%
Portfolio turnover rate	4%	6%	3%	2%	5%

***  Per share amount calculated on the average shares method.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

†  Tax return of capital is less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Z
	Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$11.65		$11.30		$10.38		$8.19		$10.68
Income (loss) from investment operations:
Net investment income (loss)	0.22	***	0.19	***	0.21	***	0.15	***	0.13	***
Net realized and unrealized gain (loss) on investments	1.59		0.34		0.90		2.17		(2.50)
Total income (loss) from investment operations	1.81		0.53		1.11		2.32		(2.37)
Less distributions to shareholders:
From net investment income	(0.21)		(0.18)		(0.19)		(0.13)		(0.12)
Tax return of capital	(0.00	)†	-		-		-		-
Total distribution	(0.21)		(0.18)		(0.19)		(0.13)		(0.12)
Net asset value, end of year	$13.25		$11.65		$11.30		$10.38		$8.19
Total Return(a)	15.59%		4.72%		10.68%		28.39%		(22.23)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$373,069		$251,403		$130,164		$42,906		$16,821
Net expenses to average daily net assets	0.20%		0.20%		0.20%		0.21%		0.20%
Net investment income (loss) to average daily net assets	1.78%		1.68%		1.93%		1.59%		1.42%
Portfolio turnover rate	4%		6%		3%		2%		5%
	Class N
	Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02++
Net asset value, beginning of year	$11.35		$11.02		$10.15		$8.05		$8.05
Income (loss) from investment operations:
Net investment income (loss)	0.12	***	0.09	***	0.10	***	0.06	***	0.00	†
Net realized and unrealized gain (loss) on investments	1.54		0.34		0.87		2.14		(0.00	)†
Total income (loss) from investment operations	1.66		0.43		0.97		2.20		-
Less distributions to shareholders:
From net investment income	(0.11)		(0.10)		(0.10)		(0.10)		-
Tax return of capital	(0.00	)†	-		-		-		-
Total distribution	(0.11)		(0.10)		(0.10)		(0.10)		-
Net asset value, end of year	$12.90		$11.35		$11.02		$10.15		$8.05

Total Return(a)	14.67	% (b)	3.86	% (b)	9.59	% (b)	27.34	% (b)	0.00	% ‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$5,079		$4,757		$3,710		$2,487		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.15%		1.15%		1.15%		1.15%		-	‡
After expense waiver	0.97	% #	1.05	% #	1.07	% #	N/A		N/A
Net investment income (loss) to average daily net assets	1.00%		0.84%		1.00%		0.64%		0.00	% ‡
Portfolio turnover rate	4%		6%		3%		2%		5%

***  Per share amount calculated on the average shares method.

†  Net investment income, net realized and unrealized gain (loss) on investments and tax return of capital are less than $0.01 per share.

++  Class N commenced operations on December 31, 2002.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Core Opportunities Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A		Class L		Class Y		Class S		Class N
	Period ended 12/31/06+		Period ended 12/31/06+		Period ended 12/31/06+		Period ended 12/31/06+		Period ended 12/31/06+
Net asset value, beginning of period	$10.00		$10.00		$10.00		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.01	***	0.03	***	(0.01	)***	0.04	***	(0.02	)***
Net realized and unrealized gain (loss) on investments	0.74		0.74		0.79		0.75		0.75
Total income from investment operations	0.75		0.77		0.78		0.79		0.73
Less distributions to shareholders:
From net investment income	(0.01)		(0.02)		(0.02)		(0.03)		-
From net realized gains	(0.02)		(0.02)		(0.02)		(0.02)		(0.02)
Total distributions	(0.03)		(0.04)		(0.04)		(0.05)		(0.02)
Net asset value, end of period	$10.72		$10.73		$10.74		$10.74		$10.71

Total Return(a)	7.55	% (b)**	7.76	% **	7.86	% **	7.90	% **	7.33	% (b)**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$9,179		$8,000		$4,436		$10,349		$107
Ratio of expenses to average daily net assets:
Before expense waiver	1.67	% *	1.42	% *	1.27	% *	1.17	% *	1.97	% *
After expense waiver	1.35	% *#	1.10	% *#	0.95	% *#	0.90	% *#	1.65	% *#
Net investment income (loss) to average daily net assets	0.13	% *	0.43	% *	(0.08	)% *	0.53	% *	(0.22	)% *
Portfolio turnover rate	79	% **	79	% **	79	% **	79	% **	79	% **

*  Annualized.

**  Percentage represents results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

+  For the period March 31, 2006 (commencement of operations) through December 31, 2006.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes a front-end sales charge for Class A and a contingent deferred sales charge for Class N and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/06		Year ended 12/31/05†††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$9.01		$8.74		$8.33		$6.72		$9.07
Income (loss) from investment operations:
Net investment income (loss)	(0.01	)***	(0.02	)***	0.03	***	(0.01	)***	(0.01	)***
Net realized and unrealized gain (loss) on investments	0.75		0.29		0.41		1.63		(2.34)
Total income (loss) from investment operations	0.74		0.27		0.44		1.62		(2.35)
Less distributions to shareholders:
From net investment income	—		—		(0.03)		(0.01)		(0.00	)††
Net asset value, end of year	$9.75		$9.01		$8.74		$8.33		$6.72

Total Return(a)	8.21	% (c)	3.09	% (c)	5.32	% (c)	24.09%		(25.91)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$39,055		$36,742		$37,377		$26,955		$4,914
Ratio of expenses to average daily net assets:
Before expense waiver	1.39%		1.39%		1.38%		1.39%		1.38%
After expense waiver	1.31	% #	N/A		1.38	% (b)#	1.38	% (b)#	1.38	% #
Net investment income (loss) to average daily net assets	(0.12)%		(0.20)%		0.37%		(0.13)%		(0.20)%
Portfolio turnover rate	98%		28%		22%		23%		30%
	Class L
	Year ended 12/31/06		Year ended 12/31/05†††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$9.10		$8.81		$8.39		$6.76		$9.09
Income (loss) from investment operations:
Net investment income (loss)	0.01	***†	0.00	***†	0.05	***	0.01	***	(0.00	)***†
Net realized and unrealized gain (loss) on investments	0.77		0.29		0.42		1.63		(2.33)
Total income (loss) from investment operations	0.78		0.29		0.47		1.64		(2.33)
Less distributions to shareholders:
From net investment income	(0.01)		—		(0.05)		(0.01)		—
Net asset value, end of year	$9.87		$9.10		$8.81		$8.39		$6.76

Total Return(a)	8.52%		3.32%		5.58%		24.25%		(25.63)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$280,094		$270,082		$301,734		$302,292		$217,427
Ratio of expenses to average daily net assets:
Before expense waiver	1.14%		1.14%		1.13%		1.13%		1.13%
After expense waiver	1.06	% #	N/A		1.13	% (b)#	1.12	% (b)#	1.13	% #
Net investment income (loss) to average daily net assets	0.13%		0.05%		0.54%		0.14%		(0.05)%
Portfolio turnover rate	98%		28%		22%		23%		30%

***  Per share amount calculated on the average shares method.

†  Net investment income (loss) is less than $0.01 per share.

††  Distributions from net investment income is less than $0.01 per share.

†††  Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/06		Year ended 12/31/05†††	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$9.11		$8.82	$8.39		$6.77		$9.10
Income (loss) from investment operations:
Net investment income (loss)	0.03	***	0.01 ***	0.06	***	0.02	***	0.01	***
Net realized and unrealized gain (loss) on investments	0.76		0.30	0.43		1.62		(2.34)
Total income (loss) from investment operations	0.79		0.31	0.49		1.64		(2.33)
Less distributions to shareholders:
From net investment income	(0.03)		(0.02)	(0.06)		(0.02)		(0.00	)††
Net asset value, end of year	$9.87		$9.11	$8.82		$8.39		$6.77

Total Return(a)	8.64%		3.46%	5.83%		24.26%		(25.56)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$44,656		$4,732	$4,331		$3,626		$827
Ratio of expenses to average daily net assets:
Before expense waiver	1.00%		1.02%	1.01%		1.01%		1.01%
After expense waiver	0.93	% #	N/A	1.01	% (b)#	1.01	% (b)#	1.01	% #
Net investment income (loss) to average daily net assets	0.29%		0.17%	0.68%		0.26%		0.12%
Portfolio turnover rate	98%		28%	22%		23%		30%
	Class S
	Year ended 12/31/06		Year ended 12/31/05†††	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$9.14		$8.84	$8.42		$6.78		$9.10
Income (loss) from investment operations:
Net investment income (loss)	0.03	***	0.03 ***	0.07	***	0.03	***	0.02	***
Net realized and unrealized gain (loss) on investments	0.77		0.30	0.42		1.64		(2.33)
Total income (loss) from investment operations	0.80		0.33	0.49		1.67		(2.31)
Less distributions to shareholders:
From net investment income	(0.03)		(0.03)	(0.07)		(0.03)		(0.01)
Net asset value, end of year	$9.91		$9.14	$8.84		$8.42		$6.78

Total Return(a)	8.74%		3.68%	5.80%		24.58%		(25.43)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$66,864		$71,627	$79,072		$91,674		$72,210
Ratio of expenses to average daily net assets:
Before expense waiver	0.89%		0.88%	0.88%		0.88%		0.88%
After expense waiver	0.82	% #	N/A	0.87	% (b)#	0.87	% (b)#	0.88	% #
Net investment income (loss) to average daily net assets	0.37%		0.30%	0.77%		0.39%		0.20%
Portfolio turnover rate	98%		28%	22%		23%		30%

***  Per share amount calculated on the average shares method.

††  Distributions from net investment income is less than $0.01 per share.

†††  Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/06		Year ended 12/31/05†††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02++
Net asset value, beginning of year	$8.92		$8.68		$8.27		$6.69		$6.69
Income (loss) from investment operations:
Net investment income (loss)	(0.04	)***	(0.04	)***	0.01	***	(0.03	)***	0.00	***†
Net realized and unrealized gain (loss) on investments	0.75		0.28		0.41		1.61		(0.00	)†
Total income from investment operations	0.71		0.24		0.42		1.58		-
Less distributions to shareholders:
From net investment income	-		-		(0.01)		(0.00	)††	-
Net asset value, end of year	$9.63		$8.92		$8.68		$8.27		$6.69

Total Return(a)	7.96	% (c)	2.77	% (c)	5.05	% (c)	23.64	% (c)	0.00	% ‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$3,509		$1,957		$2,185		$1,493		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.69%		1.69%		1.68%		1.69%		-	‡
After expense waiver	1.61	% #	N/A		1.68	% (b)#	1.69	% (b)#	N/A ‡
Net investment income (loss) to average daily net assets	(0.41)%		(0.50)%		0.08%		(0.45)%		0.00	% ‡
Portfolio turnover rate	98%		28%		22%		23%		30%

***  Per share amount calculated on the average shares method.

†  Net investment income and net realized and unrealized loss on investments are less than $0.01 per share.

††  Distributions from net investment income is less than $0.01 per share.

†††  Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)

++  Class N commenced operations on December 31, 2002.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/06		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$10.29		$9.03		$8.48		$6.97		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.05	)***	(0.06	)***	(0.02	)***	(0.03	)***	(0.04	)***
Net realized and unrealized gain (loss) on investments	0.05		1.32		0.57		1.54		(2.99)
Total income (loss) from investment operations	0.00		1.26		0.55		1.51		(3.03)
Less distributions to shareholders:
From net realized gains	(0.41)		-		-		-		-
Net asset value, end of year	$9.88		$10.29		$9.03		$8.48		$6.97

Total Return(a)	(0.02	)% (c)	13.95	% (c)	6.49	% (c)	21.66%		(30.30)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$8,278		$3,452		$1,997		$1,374		$826
Ratio of expenses to average daily net assets:
Before expense waiver	1.39%		1.38%		1.37%		1.34%		1.40%
After expense waiver	N/A		1.35	% #	1.25	% (b)#	1.25	% (b)#	1.22	% (b)#
Net investment income (loss) to average daily net assets	(0.55)%		(0.65)%		(0.20)%		(0.34)%		(0.48)%
Portfolio turnover rate	98%		83%		68%		47%		56%
	Class L
	Year ended 12/31/06		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$10.53		$9.09		$8.52		$6.99		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.03	)***	(0.05	)***	0.00	***†††	(0.01	)***	(0.01	)***
Net realized and unrealized gain (loss) on investments	0.05		1.49		0.57		1.54		(3.00)
Total income (loss) from investment operations	0.02		1.44		0.57		1.53		(3.01)
Less distributions to shareholders:
From net investment income	-		-		(0.00	)†	-		-
From net realized gains	(0.41)		-		-		-		-
Net asset value, end of year	$10.14		$10.53		$9.09		$8.52		$6.99

Total Return(a)	0.17%		15.84%		6.72%		21.89%		(30.10)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$1,630		$1,032		$9,272		$7,628		$3,883
Ratio of expenses to average daily net assets:
Before expense waiver	1.15%		1.09%		1.12%		1.09%		1.15%
After expense waiver	N/A		1.06	% #	1.00	% (b)#	1.00	% (b)#	0.98	% (b)#
Net investment income (loss) to average daily net assets	(0.30)%		(0.55)%		0.04%		(0.08)%		(0.20)%
Portfolio turnover rate	98%		83%		68%		47%		56%

***  Per share amount calculated on the average shares method.

†  Distributions from net investment income was less than $0.01 per share.

††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)

†††  Net investment income was less than $0.01 per share.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes a front-end sales charge and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/06		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$10.42		$9.10		$8.53		$7.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.02	)***	(0.02	)***	0.02	***	0.01	***	(0.01	)***
Net realized and unrealized gain (loss) on investments	0.06		1.34		0.57		1.53		(2.99)
Total income (loss) from investment operations	0.04		1.32		0.59		1.54		(3.00)
Less distributions to shareholders:
From net investment income	-		-		(0.02)		(0.01)		-
From net realized gains	(0.41)		-		-		-		-
Net asset value, end of year	$10.05		$10.42		$9.10		$8.53		$7.00

Total Return(a)	0.37%		14.51%		6.86%		22.04%		(30.00)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$10,043		$12,099		$9,052		$7,697		$78
Ratio of expenses to average daily net assets:
Before expense waiver	0.98%		0.98%		0.97%		0.94%		1.00%
After expense waiver	N/A		0.95	% #	0.85	% (b)#	0.86	% (b)#	0.82	% (b)#
Net investment income (loss) to average daily net assets	(0.19)%		(0.26)%		0.19%		0.08%		(0.11)%
Portfolio turnover rate	98%		83%		68%		47%		56%
	Class S
	Year ended 12/31/06		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$10.46		$9.14		$8.55		$7.01		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.02	)***	(0.02	)***	0.01	***	0.01	***	(0.00	)***†
Net realized and unrealized gain (loss) on investments	0.06		1.34		0.59		1.54		(2.99)
Total income (loss) from investment operations	0.04		1.32		0.60		1.55		(2.99)
Less distributions to shareholders:
From net investment income	-		-		(0.01)		(0.01)		-
From net realized gains	(0.41)		-		-		-		-
Net asset value, end of year	$10.09		$10.46		$9.14		$8.55		$7.01

Total Return(a)	0.36%		14.44%		7.08%		22.05%		(29.90)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$20,909		$26,241		$18,791		$33,787		$28,029
Ratio of expenses to average daily net assets:
Before expense waiver	0.94%		0.94%		0.93%		0.90%		0.96%
After expense waiver	N/A		0.91	% #	0.81	% (b)#	0.81	% (b)#	0.77	% (b)#
Net investment income (loss) to average daily net assets	(0.15)%		(0.21)%		0.16%		0.11%		(0.05)%
Portfolio turnover rate	98%		83%		68%		47%		56%

***  Per share amount calculated on the average shares method.

†  Net investment loss is less than $0.01 per share.

††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/06		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02++
Net asset value, beginning of year	$10.31		$9.07		$8.42		$6.94		$6.95
Income (loss) from investment operations:
Net investment income (loss)	(0.09	)***	(0.09	)***	(0.07	)***	(0.05	)***	(0.00	)***†
Net realized and unrealized gain (loss) on investments	0.05		1.33		0.72		1.53		(0.01)
Total income from investment operations	(0.04)		1.24		0.65		1.48		(0.01)
Less distributions to shareholders:
From net realized gains	(0.41)		-		-		-		-
Net asset value, end of year	$9.86		$10.31		$9.07		$8.42		$6.94

Total Return(a)	(0.41	)% (c)	13.67	% (c)	7.72	% (c)	21.33	% (c)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$1		$1		$5		$125		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.69%		1.66%		1.67%		1.64%		-	‡
After expense waiver	N/A		1.63	% #	1.56	% (b)#	1.55	% (b)#	-	‡
Net investment income (loss) to average daily net assets	(0.93)%		(0.94)%		(0.83)%		(0.63)%		-	‡
Portfolio turnover rate	98%		83%		68%		47%		56%

***  Per share amount calculated on the average shares method.

†  Net investment loss is less than $0.01 per share.

††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)

++  Class N commenced operations on December 31, 2002.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$8.00		$7.74		$7.40		$6.04		$8.39
Income (loss) from investment operations:
Net investment income (loss)	0.01	***	0.00	***††	0.00	***††	(0.02	)***	(0.03	)***
Net realized and unrealized gain (loss) on investments	0.11		0.26		0.34		1.38		(2.32)
Total income from investment operations	0.12		0.26		0.34		1.36		(2.35)
Less distributions to shareholders:
From net investment income	(0.00	)†††	(0.00	) †††	(0.00	)†††	-		-
Net asset value, end of year	$8.12		$8.00		$7.74		$7.40		$6.04

Total Return(a)	1.51	% (c)	3.39	% (c)	4.60	% (c)	22.52%		(28.01)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$119,863		$229,120		$224,998		$206,097		$79,267
Ratio of expenses to average daily net assets:
Before expense waiver	1.25%		1.25%		1.26%		1.26%		1.26%
After expense waiver	N/A		N/A		1.24	% (b)#	1.18	% (b)#	1.22	% (b)#
Net investment income (loss) to average daily net assets	0.11%		0.05%		0.01%		(0.31)%		(.41)%
Portfolio turnover rate	114%		92%		181%		260%		224%
	Class L
	Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$8.09		$7.83		$7.49		$6.10		$8.45
Income (loss) from investment operations:
Net investment income (loss)	0.03	***	0.02	***	0.02	***	(0.00	)***††	(0.01	)***
Net realized and unrealized gain (loss) on investments	0.12		0.26		0.34		1.39		(2.34)
Total income from investment operations	0.15		0.28		0.36		1.39		(2.35)
Less distributions to shareholders:
From net investment income	(0.04)		(0.02)		(0.02)		-		-
Net asset value, end of year	$8.20		$8.09		$7.83		$7.49		$6.10

Total Return(a)	1.80%		3.61%		4.82%		22.79%		(27.81)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$319,548		$291,037		$276,387		$201,623		$99,822
Ratio of expenses to average daily net assets:
Before expense waiver	1.00%		1.00%		1.01%		1.01%		1.01%
After expense waiver	N/A		N/A		0.99	% (b)#	0.92	% (b)#	0.97	% (b)#
Net investment income (loss) to average daily net assets	0.36%		0.30%		0.29%		(0.05)%		(.17)%
Portfolio turnover rate	114%		92%		181%		260%		224%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)

††  Net investment income (loss) is less than $0.01 per share.

†††  Distribution from net investment income is less than $0.01 per share.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for all periods shown if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes a front-end sales charge and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/06	Year ended 12/31/05†	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$8.14	$7.88	$7.54		$6.12		$8.47
Income (loss) from investment operations:
Net investment income (loss)	0.04 ***	0.04 ***	0.03	***	0.01	***	(0.00	)***††
Net realized and unrealized gain (loss) on investments	0.11	0.25	0.34		1.41		(2.35)
Total income from investment operations	0.15	0.29	0.37		1.42		(2.35)
Less distributions to shareholders:
From net investment income	(0.04)	(0.03)	(0.03)		-		-
Net asset value, end of year	$8.25	$8.14	$7.88		$7.54		$6.12

Total Return(a)	1.88%	3.72%	4.92%		23.20%		(27.75)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$63,323	$115,290	$112,683		$101,937		$70,469
Ratio of expenses to average daily net assets:
Before expense waiver	0.85%	0.85%	0.86%		0.86%		0.86%
After expense waiver	N/A	N/A	0.84	% (b)#	0.77	%(b)#	0.82	% (b)#
Net investment income (loss) to average daily net assets	0.54%	0.45%	0.42%		0.10%		(.03)%
Portfolio turnover rate	114%	92%	181%		260%		224%
	Class S
	Year ended 12/31/06	Year ended 12/31/05†	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$8.17	$7.90	$7.56		$6.14		$8.49
Income (loss) from investment operations:
Net investment income (loss)	0.05 ***	0.04 ***	0.04	***	0.01	***	(0.00	)***††
Net realized and unrealized gain (loss) on investments	0.11	0.27	0.34		1.41		(2.35)
Total income from investment operations	0.16	0.31	0.38		1.42		(2.35)
Less distributions to shareholders:
From net investment income	(0.05)	(0.04)	(0.04)		-		-
Net asset value, end of year	$8.28	$8.17	$7.90		$7.56		$6.14

Total Return(a)	2.00%	3.91%	4.96%		23.13%		(27.68)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$258,838	$269,166	$229,407		$217,508		$130,165
Ratio of expenses to average daily net assets:
Before expense waiver	0.79%	0.79%	0.80%		0.80%		0.80%
After expense waiver	N/A	N/A	0.78	% (b)#	0.71	% (b)#	0.76	% (b)#
Net investment income (loss) to average daily net assets	0.58%	0.51%	0.48%		0.16%		(.04)%
Portfolio turnover rate	114%	92%	181%		260%		224%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)

††  Net investment income (loss) is less than $.01 per share.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for all periods shown if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Period ended 12/31/02++
Net asset value, beginning of year	$7.89		$7.65		$7.34		$6.01		$6.01
Income (loss) from investment operations:
Net investment income (loss)	(0.01	)***	(0.02	)***	(0.02	)***	(0.05	)***	(0.00	)***††
Net realized and unrealized gain (loss) on investments	0.11		0.26		0.33		1.38		(0.00	)††
Total income from investment operations	0.10		0.24		0.31		1.33		0.00
Net asset value, end of year	$7.99		$7.89		$7.65		$7.34		$6.01

Total Return(a)	1.27	% (c)	3.14	% (c)	4.22	% (c)	22.13	% (c)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$79		$1,294		$1,472		$1,661		$101	‡
Ratio of expenses to average daily net assets:
Before expense waiver	1.55%		1.55%		1.56%		1.57%		-	‡
After expense waiver	N/A		N/A		1.54	% (b)#	1.52	% (b)#	-	‡
Net investment income (loss) to average daily net assets	(0.12)%		(0.25)%		(0.31)%		(0.65)%		-	‡
Portfolio turnover rate	114%		92%		181%		260%		224%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)

††  Net investment income and net realized and unrealized loss on investments are less than $.01 per share.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for all periods shown if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes a contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

++  Class N commenced operations on December 31, 2002.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Aggressive Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/06		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$6.47		$5.89		$4.96		$3.80		$5.28
Income (loss) from investment operations:
Net investment income (loss)	(0.06	)***	(0.06	)***	(0.04	)***	(0.02	)***	(0.02	)***
Net realized and unrealized gain (loss) on investments	(0.35)		0.64		0.97		1.18		(1.46)
Total income (loss) from investment operations	(0.41)		0.58		0.93		1.16		(1.48)
Net asset value, end of year	$6.06		$6.47		$5.89		$4.96		$3.80
Total Return(a)	(6.34	)% (c)	9.85	% (c)	18.75	% (c)	30.53%		(28.03)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$114,139		$137,756		$117,232		$65,012		$37,203
Ratio of expenses to average daily net assets:
Before expense waiver	1.35%		1.35%		1.36%		1.37%		1.37%
After expense waiver	1.33	% #	1.27	% #	1.30	% (b)#	1.33	% (b)#	1.34	% (b)#
Net investment income (loss) to average daily net assets	(1.01)%		(1.02)%		(0.67)%		(0.56)%		(0.56)%
Portfolio turnover rate	49%		24%		85%		93%		112%
	Class L
	Year ended 12/31/06		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$6.56		$5.97		$5.01		$3.82		$5.31
Income (loss) from investment operations:
Net investment income (loss)	(0.05	)***	(0.05	)***	(0.02	)***	(0.01	)***	(0.01	)***
Net realized and unrealized gain (loss) on investments	(0.34)		0.64		0.98		1.20		(1.48)
Total income (loss) from investment operations	(0.39)		0.59		0.96		1.19		(1.49)
Net asset value, end of year	$6.17		$6.56		$5.97		$5.01		$3.82

Total Return(a)	(5.95)%		9.88%		19.16%		31.15%		(28.06)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$192,839		$193,605		$152,518		$76,120		$31,012
Ratio of expenses to average daily net assets:
Before expense waiver	1.10%		1.10%		1.11%		1.12%		1.12%
After expense waiver	1.08	% #	1.02	% #	1.05	% (b)#	1.08	% (b)#	1.09	% (b)#
Net investment income (loss) to average daily net assets	(0.76)%		(0.77)%		(0.42)%		(0.32)%		(0.31)%
Portfolio turnover rate	49%		24%		85%		93%		112%

***  Per share amount calculated on the average shares method.

††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for all periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes a front-end sales charge and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Aggressive Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/06		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$6.61		$6.00		$5.03		$3.83		$5.31
Income (loss) from investment operations:
Net investment income (loss)	(0.04	)***	(0.04	)***	(0.01	)***	(0.01	)***	(0.01	)***
Net realized and unrealized gain (loss) on investments	(0.35)		0.65		0.98		1.21		(1.47)
Total income (loss) from investment operations	(0.39)		0.61		0.97		1.20		(1.48)
Net asset value, end of year	$6.22		$6.61		$6.00		$5.03		$3.83
Total Return(a)	(5.90)%		10.17%		19.28%		31.33%		(27.87)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$53,940		$41,705		$32,242		$17,333		$10,145
Ratio of expenses to average daily net assets:
Before expense waiver	0.95%		0.95%		0.96%		0.97%		0.97%
After expense waiver	0.93	% #	0.87	% #	0.90	% (b)#	0.93	% (b)#	0.94	% (b)#
Net investment income (loss) to average daily net assets	(0.61)%		(0.62)%		(0.27)%		(0.16)%		(0.16)%
Portfolio turnover rate	49%		24%		85%		93%		112%
	Class S
	Year ended 12/31/06		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$6.65		$6.03		$5.05		$3.84		$5.32
Income (loss) from investment operations:
Net investment income (loss)	(0.03	)***	(0.03	)***	(0.01	)***	(0.00	)***†	(0.01	)***
Net realized and unrealized gain (loss) on investments	(0.36)		0.65		0.99		1.21		(1.47)
Total income (loss) from investment operations	(0.39)		0.62		0.98		1.21		(1.48)
Net asset value, end of year	$6.26		$6.65		$6.03		$5.05		$3.84

Total Return(a)	(5.86)%		10.28%		19.41%		31.51%		(27.82)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$239,162		$240,002		$198,154		$108,281		$46,026
Ratio of expenses to average daily net assets:
Before expense waiver	0.85%		0.85%		0.86%		0.87%		0.87%
After expense waiver	0.83	% #	0.77	% #	0.80	% (b)#	0.83	% (b)#	0.84	% (b)#
Net investment income (loss) to average daily net assets	(0.51)%		(0.51)%		(0.17)%		(0.06)%		(0.07)%
Portfolio turnover rate	49%		24%		85%		93%		112%

***  Per share amount calculated on the average shares method.

†  Net investment loss is less than $0.01 per share.

††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Aggressive Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/06		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Period ended 12/31/02++
Net asset value, beginning of year	$6.37		$5.83		$4.92		$3.77		$3.77
Income (loss) from investment operations:
Net investment income (loss)	(0.08	)***	(0.08	)***	(0.05	)***	(0.04	)***	0.00	***†
Net realized and unrealized gain (loss) on investments	(0.33)		0.62		0.96		1.19		(0.00	)†
Total income from investment operations	(0.41)		0.54		0.91		1.15		0.00
Net asset value, end of year	$5.96		$6.37		$5.83		$4.92		$3.77
Total Return(a)	(6.44	)% (c)	9.26	% (c)	18.50	% (c)	30.50	% (c)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$1,203		$1,034		$1,144		$636		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.65%		1.65%		1.66%		1.68%		-	‡
After expense waiver	1.63	% #	1.57	% #	1.59	% (b)#	1.64	% (b)#	-	‡
Net investment income (loss) to average daily net assets	(1.31)%		(1.32)%		(0.99)%		(0.91)%		-	‡
Portfolio turnover rate	49%		24%		85%		93%		112%

***  Per share amount calculated on the average shares method.

†  Net investment income and net realized and unrealized losses on investments are less than $0.01 per share.

††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)

++  Class N commenced operations on December 31, 2002.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select OTC 100 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$4.12		$4.09		$3.74		$2.53		$4.08
Income (loss) from investment operations:
Net investment income (loss)	(0.02	)***	(0.02	)***	0.00	***†	(0.03	)***	(0.03	)***
Net realized and unrealized gain (loss) on investments	0.27		0.05		0.35		1.24		(1.52)
Total income (loss) from investment operations	0.25		0.03		0.35		1.21		(1.55)
Less distributions to shareholders:
From net investment income	-		-		(0.00	)†	-		-
Net asset value, end of year	$4.37		$4.12		$4.09		$3.74		$2.53
Total Return(a)	6.31	% (b)	0.73	% (b)	9.47	% (b)	47.83%		(37.99)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$21,627		$26,216		$32,176		$30,349		$11,644
Ratio of expenses to average daily net assets:
Before expense waiver	1.15%		1.11%		1.12%		1.17%		1.18%
After expense waiver	N/A		N/A		N/A		1.12	% #	1.04	% #
Net investment income (loss) to average daily net assets	(0.50)%		(0.50)%		0.12%		(0.86)%		(0.90)%
Portfolio turnover rate	7%		17%		30%		66%		65%
	Class L
	Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$4.17		$4.13		$3.77		$2.54		$4.10
Income (loss) from investment operations:
Net investment income (loss)	(0.01	)***	(0.01	)***	0.01	***	(0.02	)***	(0.02	)***
Net realized and unrealized gain (loss) on investments	0.28		0.05		0.36		1.25		(1.54)
Total income (loss) from investment operations	0.27		0.04		0.37		1.23		(1.56)
Less distributions to shareholders:
From net investment income	-		-		(0.01)		-		-
Net asset value, end of year	$4.44		$4.17		$4.13		$3.77		$2.54

Total Return(a)	6.47%		0.97%		9.82%		48.43%		(38.05)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$9,960		$13,000		$13,101		$15,508		$6,389
Ratio of expenses to average daily net assets:
Before expense waiver	0.90%		0.86%		0.87%		0.91%		0.93%
After expense waiver	N/A		N/A		N/A		0.87	% #	0.79	% #
Net investment income (loss) to average daily net assets	(0.26)%		(0.24)%		0.26%		(0.61)%		(0.65)%
Portfolio turnover rate	7%		17%		30%		66%		65%

***  Per share amount calculated on the average shares method.

†  Net investment income and distributions from net investment income are less than $0.01 per share.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total Return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select OTC 100 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04	Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$4.19		$4.15		$3.79	$2.54		$4.11
Income (loss) from investment operations:
Net investment income (loss)	(0.01	)***	(0.00	)***†	0.02 ***	(0.01	)***	(0.01	)***
Net realized and unrealized gain (loss) on investments	0.29		0.04		0.36	1.26		(1.56)
Total income (loss) from investment operations	0.28		0.04		0.38	1.25		(1.57)
Less distributions to shareholders:
From net investment income	-		-		(0.02)	-		-
Net asset value, end of year	$4.47		$4.19		$4.15	$3.79		$2.54

Total Return(a)	6.68%		0.96%		9.98%	48.63%		(37.96)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$1,495		$2,628		$3,777	$3,827		$998
Ratio of expenses to average daily net assets:
Before expense waiver	0.75%		0.71%		0.72%	0.77%		0.78%
After expense waiver	N/A		N/A		N/A	0.73	% #	0.64	% #
Net investment income (loss) to average daily net assets	(0.12)%		(0.11)%		0.49%	(0.45)%		(0.50)%
Portfolio turnover rate	7%		17%		30%	66%		65%
	Class S
	Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04	Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$4.22		$4.17		$3.81	$2.56		$4.12
Income (loss) from investment operations:
Net investment income (loss)	(0.00	)***†	(0.00	)***†	0.02 ***	(0.01	)***	(0.01	)***
Net realized and unrealized gain (loss) on investments	0.29		0.05		0.36	1.26		(1.55)
Total income (loss) from investment operations	0.29		0.05		0.38	1.25		(1.56)
Less distributions to shareholders:
From net investment income	-		-		(0.02)	-		-
Net asset value, end of year	$4.51		$4.22		$4.17	$3.81		$2.56

Total Return(a)	6.87%		1.20%		10.00%	48.83%		(37.71)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$16,179		$19,404		$25,880	$26,424		$7,211
Ratio of expenses to average daily net assets:
Before expense waiver	0.65%		0.61%		0.62%	0.67%		0.68%
After expense waiver	N/A		N/A		N/A	0.63	% #	0.54	% #
Net investment income (loss) to average daily net assets	(0.00)%		(0.01)%		0.45%	(0.36)%		(0.41)%
Portfolio turnover rate	7%		17%		30%	66%		65%

***  Per share amount calculated on the average shares method.

†  Net investment income (loss) is less than $0.01 per share.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select OTC 100 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03		Period ended 12/31/02++
Net asset value, beginning of year	$4.07		$4.05		$3.71		$2.52		$2.53
Income (loss) from investment operations:
Net investment income (loss)	(0.03	)***	(0.03	)***	0.00	***†	(0.04	)***	(0.00	)***†
Net realized and unrealized gain (loss) on investments	0.27		0.05		0.34		1.23		(0.01)
Total income from investment operations	0.24		0.02		0.34		1.19		(0.01)
Less distributions to shareholders:
From net investment income	-		-		(0.00	)††	-		-
Net asset value, end of year	$4.31		$4.07		$4.05		$3.71		$2.52

Total Return(a)	5.90	% (b)	0.49	% (b)	9.25	% (b)	47.22	% (b)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$445		$451		$432		$150		$100
Ratio of expenses to average daily net assets:
Before expense waiver	1.45%		1.41%		1.41%		1.46%		-	‡
After expense waiver	N/A		N/A		N/A		1.42	% #	-	‡
Net investment income (loss) to average daily net assets	(0.79)%		(0.79)%		0.11%		(1.15)%		-	‡
Portfolio turnover rate	7%		17%		30%		66%		65%

***  Per share amount calculated on the average shares method.

†  Net investment income (loss) is less than $0.01 per share.

††  Distributions from net investment income are less than $0.01 per share.

++  Class N commenced operations on December 31, 2002.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Focused Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/06		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$16.70		$17.78		$16.92		$11.94		$13.41
Income (loss) from investment operations:
Net investment income (loss)	0.25	***	(0.00	)***†	(0.07	)***	(0.06	)***	(0.04	)***
Net realized and unrealized gain (loss) on investments	3.02		0.53		1.96		5.45		(1.33)
Total income (loss) from investment operations	3.27		0.53		1.89		5.39		(1.37)
Less distributions to shareholders:
From net investment income	(0.26)		(0.01)		-		(0.00	)†	-
From net realized gains	(1.63)		(1.60)		(1.03)		(0.41)		(0.10)
Total distributions	(1.89)		(1.61)		(1.03)		(0.41)		(0.10)
Net asset value, end of year	$18.08		$16.70		$17.78		$16.92		$11.94

Total Return(a)	19.65	% (c)	2.98	% (c)	11.33	% (c)	45.13%		(10.18)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$275,925		$252,047		$228,871		$158,981		$54,319
Ratio of expenses to average daily net assets:
Before expense waiver	1.29%		1.30%		1.30%		1.30%		1.30%
After expense waiver	N/A		N/A		1.28	% (b)#	1.29	% (b)#	1.30	% (b)#
Net investment income (loss) to average daily net assets	1.39%		(0.01)%		(0.40)%		(0.40)%		(0.33)%
Portfolio turnover rate	36%		31%		32%		31%		78%
	Class L
	Year ended 12/31/06		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$16.91		$17.98		$17.05		$12.00		$13.45
Income (loss) from investment operations:
Net investment income (loss)	0.30	***	0.05	***	(0.03	)***	(0.02	)***	(0.01	)***
Net realized and unrealized gain (loss) on investments	3.06		0.53		1.99		5.48		(1.34)
Total income (loss) from investment operations	3.36		0.58		1.96		5.46		(1.35)
Less distributions to shareholders:
From net investment income	(0.30)		(0.05)		-		(0.00	)†	-
From net realized gains	(1.63)		(1.60)		(1.03)		(0.41)		(0.10)
Total distributions	(1.93)		(1.65)		(1.03)		(0.41)		(0.10)
Net asset value, end of year	$18.34		$16.91		$17.98		$17.05		$12.00

Total Return(a)	19.94%		3.26%		11.65%		45.49%		(10.00)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$203,635		$180,827		$163,742		$114,730		$39,942
Ratio of expenses to average daily net assets:
Before expense waiver	1.04%		1.05%		1.05%		1.05%		1.05%
After expense waiver	N/A		N/A		1.03	% (b)#	1.04	% (b)#	1.05	% (b)#
Net investment income (loss) to average daily net assets	1.66%		0.26%		(0.16)%		(0.16)%		(0.11)%
Portfolio turnover rate	36%		31%		32%		31%		78%

***  Per share amount calculated on the average shares method.

†  Net investment income (loss) and distributions from net investment income are less than $0.01 per share.

††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expense of the Fund.

(c)  Total Return excludes a front-end sales charge and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Focused Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/06	Year ended 12/31/05††	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$17.02	$18.08	$17.12		$12.03		$13.46
Income (loss) from investment operations:
Net investment income (loss)	0.32 ***	0.07 ***	(0.00	)***†	(0.00	)***†	0.03	***
Net realized and unrealized gain (loss) on investments	3.09	0.55	1.99		5.50		(1.36)
Total income (loss) from investment operations	3.41	0.62	1.99		5.50		(1.33)
Less distributions to shareholders:
From net investment income	(0.33)	(0.08)	-		(0.00	)†	-
From net realized gains	(1.63)	(1.60)	(1.03)		(0.41)		(0.10)
Total distributions	(1.96)	(1.68)	(1.03)		(0.41)		(0.10)
Net asset value, end of year	$18.47	$17.02	$18.08		$17.12		$12.03

Total Return(a)	20.12%	3.44%	11.78%		45.71%		(9.85)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$144,555	$116,392	$94,538		$78,549		$45,302
Ratio of expenses to average daily net assets:
Before expense waiver	0.89%	0.90%	0.90%		0.89%		0.90%
After expense waiver	N/A	N/A	0.88	% (b)#	0.89	% (b)#	0.90	% (b)#
Net investment income (loss) to average daily net assets	1.79%	0.40%	(0.01)%		(0.01)%		0.24%
Portfolio turnover rate	36%	31%	32%		31%		78%
	Class S
	Year ended 12/31/06	Year ended 12/31/05††	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$17.11	$18.18	$17.19		$12.06		$13.48
Income (loss) from investment operations:
Net investment income (loss)	0.34 ***	0.09 ***	0.01	***	0.01	***	0.02	***
Net realized and unrealized gain (loss) on investments	3.12	0.54	2.01		5.53		(1.34)
Total income (loss) from investment operations	3.46	0.63	2.02		5.54		(1.32)
Less distributions to shareholders:
From net investment income	(0.35)	(0.10)	-		(0.00	)†	-
From net realized gains	(1.63)	(1.60)	(1.03)		(0.41)		(0.10)
Total distributions	(1.98)	(1.70)	(1.03)		(0.41)		(0.10)
Net asset value, end of year	$18.59	$17.11	$18.18		$17.19		$12.06

Total Return(a)	20.28%	3.45%	11.91%		45.94%		(9.76)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$384,859	$354,769	$326,445		$293,759		$114,178
Ratio of expenses to average daily net assets:
Before expense waiver	0.79%	0.80%	0.80%		0.80%		0.80%
After expense waiver	N/A	N/A	0.78	% (b)#	0.79	% (b)#	0.80	% (b)#
Net investment income (loss) to average daily net assets	1.89%	0.50%	0.08%		0.09%		0.13%
Portfolio turnover rate	36%	31%	32%		31%		78%

***  Per share amount calculated on the average shares method.

†  Net investment loss and distributions from net investment income are less than $0.01 per share.

††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expense of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Focused Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/06		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Period ended 12/31/02++
Net asset value, beginning of year	$16.48		$17.60		$16.81		$11.90		$11.77
Income (loss) from investment operations:
Net investment income (loss)	0.18	***	(0.05	)***	(0.12	)***	(0.11	)***	(0.00	)***†
Net realized and unrealized gain (loss) on investments	2.99		0.53		1.94		5.43		0.13
Total income from investment operations	3.17		0.48		1.82		5.32		0.13
Less distributions to shareholders:
From net investment income	(0.23)		-		-		(0.00	)†	-
Tax return of capital	-		-		-		(0.41)		-
From net realized gains	(1.63)		(1.60)		(1.03)		-		-
Total distributions	(1.86)		(1.60)		(1.03)		(0.41)		-
Net asset value, end of year	$17.79		$16.48		$17.60		$16.81		$11.90

Total Return(a)	19.35	% (c)	2.61	% (c)	11.05	% (c)	44.70	% (c)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$2,567		$1,820		$1,006		$904		$102
Ratio of expenses to average daily net assets:
Before expense waiver	1.60%		1.60%		1.60%		1.61%		-	‡
After expense waiver	N/A		N/A		1.58	% (b)#	1.60	% (b)#	-	‡
Net investment income (loss) to average daily net assets	1.03%		(0.27)%		(0.72)%		(0.70)%		-	‡
Portfolio turnover rate	36%		31%		32%		31%		78%

***  Per share amount calculated on the average shares method.

†  Net investment loss and distributions from net investment income are less than $0.01 per share.

††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)

++  Class N commenced operations on December 31, 2002.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expense of the Fund.

(c)  Total Return excludes contingent deferred sales charge and would be lower for the periods presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A		Class L		Class Y		Class S		Class N
	Period ended 12/31/06+		Period ended 12/31/06+		Period ended 12/31/06+		Period ended 12/31/06+		Period ended 12/31/06+
Net asset value, beginning of period	$10.00		$10.00		$10.00		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.02	***	0.05	***	0.03	***	0.06	***	(0.00	)†
Net realized and unrealized gain (loss) on investments	1.41		1.39		1.40		1.39		1.41
Total income from investment operations	1.43		1.44		1.43		1.45		1.41
Less distributions to shareholders:
From net investment income	(0.02)		(0.01)		-		(0.02)		-
From net realized gains	(0.01)		(0.01)		-	‡	(0.01)		-	‡
Total distributions	(0.03)		(0.02)		-		(0.03)		-
Net asset value, end of period	$11.40		$11.42		$11.43		$11.42		$11.41

Total Return(a)	14.27	% (b)**	14.47	% **	14.42	%**	14.50	%**	14.22	% (b)**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$497		$1,628		$-		$60,708		$-
Ratio of expenses to average daily net assets:
Before expense waiver	2.02	% *	1.77	% *	1.62	% *	1.52	% *	2.32	% *
After expense waiver	1.38	% *#	1.13	% *#	0.98	% *#	0.88	% *#	1.68	% *#
Net investment income (loss) to average daily net assets	0.45	% *	1.31	% *	0.68	% *	1.51	% *	(0.02	)% *
Portfolio turnover rate	7	% **	7	% **	7	% **	7	% **	7	% **

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

+  For the period August 29, 2006 (commencement of operations) through December 31, 2006.

†  Net investment income (loss) is less than $0.01 per share.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

(b)  Total return excludes a front-end sales charge for Class A and a contingent deferred sales charge for Class N and would be lower for the period presented if it reflected these charges.

‡  Amounts are de minimis due to the short period of operations.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A		Class L		Class Y		Class S		Class N
	Period ended 12/31/06†		Period ended 12/31/06†		Period ended 12/31/06†		Period ended 12/31/06†		Period ended 12/31/06†
Net asset value, beginning of period	$10.00		$10.00		$10.00		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.10	***	0.13	***	0.10	***	0.11	***	0.04	***
Net realized and unrealized gain (loss) on investments	0.84		0.83		0.86		0.85		0.87
Total income from investment operations	0.94		0.96		0.96		0.96		0.91
Less distributions to shareholders:
From net investment income	(0.04)		(0.05)		(0.05)		(0.05)		-
Net asset value, end of period	$10.90		$10.91		$10.91		$10.91		$10.91

Total Return(a)	9.32	% (b)**	9.61	% **	9.61	% **	9.74	% **	9.10	% (b)**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$3,653		$1,041		$2,402		$29,939		$109
Ratio of expenses to average daily net assets:
Before expense waiver	1.72	% *	1.47	% *	1.32	% *	1.22	% *	2.02	%*
After expense waiver	1.40	% *#	1.15	% *#	1.00	% *#	0.95	% *#	1.70	%*#
Net investment income (loss) to average daily net assets	1.23	% *	1.69	% *	1.34	% *	1.40	% *	0.50	%*
Portfolio turnover rate	63	% **	63	% **	63	% **	63	% **	63	%**

*  Annualized.

**  Percentage represents results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

†  For the period March 31, 2006 (commencement of operations) through December 31, 2006.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes a front-end sales charge for Class A and a contingent deferred sales charge for Class N and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$14.28		$14.28		$11.96		$8.66		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.03	)***	(0.03	)***	0.00	***††	0.02	***	0.05	***
Net realized and unrealized gain (loss) on investments	2.07		0.68		2.65		3.31		(1.37)
Total income (loss) from investment operations	2.04		0.65		2.65		3.33		(1.32)
Less distributions to shareholders:
From net investment income	-		-		-		(0.01)		(0.02)
From net realized gains	(1.00)		(0.65)		(0.33)		(0.02)		-
Total distributions	(1.00)		(0.65)		(0.33)		(0.03)		(0.02)
Net asset value, end of year	$15.32		$14.28		$14.28		$11.96		$8.66

Total Return(a)	14.46	% (c)	4.56	% (c)	22.30	% (c)	38.66%		(13.27)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$174,732		$136,675		$115,807		$44,754		$8,602
Ratio of expenses to average daily net assets:
Before expense waiver	1.49%		1.49%		1.49%		1.51%		1.64%
After expense waiver	N/A		N/A		1.44	% (b)#	1.41	% (b)#	1.37	% (b)#
Net investment income (loss) to average daily net assets	(0.18)%		(0.24)%		(0.02)%		0.17%		0.52%
Portfolio turnover rate	50%		56%		36%		58%		69%
	Class L
	Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$14.34		$14.31		$11.96		$8.65		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.01	***	0.00	***††	0.03	***	0.05	***	0.08	***
Net realized and unrealized gain (loss) on investments	2.08		0.68		2.67		3.31		(1.39)
Total income (loss) from investment operations	2.09		0.68		2.70		3.36		(1.31)
Less distributions to shareholders:
From net investment income	-		-		(0.02)		(0.03)		(0.04)
From net realized gains	(1.00)		(0.65)		(0.33)		(0.02)		-
Total distributions	(1.00)		(0.65)		(0.35)		(0.05)		(0.04)
Net asset value, end of year	$15.43		$14.34		$14.31		$11.96		$8.65

Total Return(a)	14.75%		4.76%		22.68%		38.92%		(13.10)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$163,441		$125,631		$116,485		$37,776		$3,252
Ratio of expenses to average daily net assets:
Before expense waiver	1.24%		1.24%		1.24%		1.26%		1.39%
After expense waiver	N/A		N/A		1.19	% (b)#	1.17	% (b)#	1.11	% (b)#
Net investment income (loss) to average daily net assets	0.07%		0.00%		0.24%		0.45%		0.86%
Portfolio turnover rate	50%		56%		36%		58%		69%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)

††  Net investment income is less than $0.01 per share.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/06	Year ended 12/31/05†	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$14.41	$14.35	$11.99		$8.66		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.04 ***	0.02 ***	0.05	***	0.06	***	0.11	***
Net realized and unrealized gain (loss) on investments	2.09	0.69	2.67		3.33		(1.40)
Total income (loss) from investment operations	2.13	0.71	2.72		3.39		(1.29)
Less distributions to shareholders:
From net investment income	(0.01)	-	(0.03)		(0.04)		(0.05)
From net realized gains	(1.00)	(0.65)	(0.33)		(0.02)		-
Total distributions	(1.01)	(0.65)	(0.36)		(0.06)		(0.05)
Net asset value, end of year	$15.53	$14.41	$14.35		$11.99		$8.66

Total Return(a)	14.93%	4.96%	22.80%		39.16%		(12.92)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$174,630	$98,126	$100,488		$46,409		$19,708
Ratio of expenses to average daily net assets:
Before expense waiver	1.09%	1.09%	1.09%		1.11%		1.24%
After expense waiver	N/A	N/A	1.04	% (b)#	1.01	% (b)#	0.92	% (b)#
Net investment income (loss) to average daily net assets	0.22%	0.13%	0.37%		0.58%		1.32%
Portfolio turnover rate	50%	56%	36%		58%		69%
	Class S
	Year ended 12/31/06	Year ended 12/31/05†	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$14.46	$14.39	$12.02		$8.67		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.04 ***	0.03 ***	0.05	***	0.06	***	0.07	***
Net realized and unrealized gain (loss) on investments	2.09	0.69	2.68		3.35		(1.36)
Total income (loss) from investment operations	2.13	0.72	2.73		3.41		(1.29)
Less distributions to shareholders:
From net investment income	(0.01)	-	(0.03)		(0.04)		(0.04)
From net realized gains	(1.00)	(0.65)	(0.33)		(0.02)		-
Total distributions	(1.01)	(0.65)	(0.36)		(0.06)		(0.04)
Net asset value, end of year	$15.58	$14.46	$14.39		$12.02		$8.67

Total Return(a)	14.97%	5.01%	22.86%		39.37%		(12.92)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$288,826	$221,271	$188,743		$80,661		$44,356
Ratio of expenses to average daily net assets:
Before expense waiver	1.05%	1.05%	1.05%		1.07%		1.20%
After expense waiver	N/A	N/A	1.00	% (b)#	0.97	% (b)#	0.96	% (b)#
Net investment income (loss) to average daily net assets	0.26%	0.20%	0.40%		0.58%		0.76%
Portfolio turnover rate	50%	56%	36%		58%		69%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02+
Net asset value, beginning of year	$14.11		$14.16		$11.90		$8.63		$8.59
Income (loss) from investment operations:
Net investment income (loss)	(0.07	)***	(0.08	)***	(0.05	)***	(0.01	)***	0.00	***††
Net realized and unrealized gain (loss) on investments	2.04		0.68		2.64		3.30		0.04
Total income from investment operations	1.97		0.60		2.59		3.29		0.04
Less distributions to shareholders:
From net investment income	-		-		-		(0.00	)†††	-
From net realized gains	(1.00)		(0.65)		(0.33)		(0.02)		-
Total distributions	(1.00)		(0.65)		(0.33)		(0.02)		-
Net asset value, end of year	$15.08		$14.11		$14.16		$11.90		$8.63

Total Return(a)	14.14	% (c)	4.25	% (c)	21.91	% (c)	38.20	% (c)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$1,398		$1,251		$916		$564		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.79%		1.79%		1.79%		1.81%		-	‡
After expense waiver	N/A		N/A		1.74	% (b)#	1.72	% (b)#	-	‡
Net investment income (loss) to average daily net assets	(0.48)%		(0.54)%		(0.37)%		(0.08)%		-	‡
Portfolio turnover rate	50%		56%		36%		58%		69%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)

††  Net investment income is less than $0.01 per share.

†††  Distributions from net investment income are less than $0.01 per share.

+  Class N commenced operations on December 31, 2002.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes contingent deferred sales charge and would be lower for the periods presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Core Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A		Class L		Class Y		Class S		Class N
	Period ended 12/31/06+		Period ended 12/31/06+		Period ended 12/31/06+		Period ended 12/31/06+		Period ended 12/31/06+
Net asset value, beginning of period	$10.00		$10.00		$10.00		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.02	***	0.04	***	0.05	***	0.05	***	(0.02	)***
Net realized and unrealized gain (loss) on investments	0.32		0.32		0.33		0.32		0.34
Total income from investment operations	0.34		0.36		0.38		0.37		0.32
Less distributions to shareholders:
From net investment income	(0.01)		(0.02)		(0.02)		(0.02)		-
Net asset value, end of period	$10.33		$10.34		$10.36		$10.35		$10.32

Total Return(a)	3.37	% (b)**	3.56	% **	3.78	% **	3.71	% **	3.20	% (b)**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$792		$2,559		$1,707		$20,755		$103
Ratio of expenses to average daily net assets:
Before expense waiver	1.99	% *	1.74	% *	1.59	% *	1.49	% *	2.29	% *
After expense waiver	1.40	% *#	1.15	% *#	1.00	% *#	0.95	% *#	1.70	% *#
Net investment income (loss) to average daily net assets	0.23	% *	0.57	% *	0.63	% *	0.63	% *	(0.27	)% *
Portfolio turnover rate	99	% **	99	% **	99	% **	99	% **	99	% **

*  Annualized.

**  Percentage represents the results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

+  For the period March 31, 2006 (commencement of operations) through December 31, 2006.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes a front-end sales charge for Class A and a contingent deferred sales charge for Class N and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$9.82		$8.74		$7.64		$5.87		$8.18
Income (loss) from investment operations:
Net investment income (loss)	0.02	***	(0.05	)***	(0.05	)***	(0.05	)***	(0.06	)***
Net realized and unrealized gain (loss) on investments	0.53		1.13		1.15		1.82		(2.25)
Total income (loss) from investment operations	0.55		1.08		1.10		1.77		(2.31)
Less distributions to shareholders:
From net investment income	(0.02)		-		-		-		-
Net asset value, end of year	$10.35		$9.82		$8.74		$7.64		$5.87

Total Return(a)	5.47	% (c)	12.47	% (c)	14.40	% (c)	30.15%		(28.24)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$30,406		$34,053		$29,642		$37,976		$23,351
Ratio of expenses to average daily net assets:
Before expense waiver	1.31%		1.30%		1.30%		1.30%		1.30%
After expense waiver	N/A		N/A		1.27	% (b)#	1.26	% (b)#	1.29	% #
Net investment income (loss) to average daily net assets	0.18%		(0.59)%		(0.68)%		(0.78)%		(0.90)%
Portfolio turnover rate	130%		117%		93%		128%		284%
	Class L
	Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$10.00		$8.87		$7.73		$5.93		$8.24
Income (loss) from investment operations:
Net investment income (loss)	0.05	***	(0.03	)***	(0.03	)***	(0.04	)***	(0.04	)***
Net realized and unrealized gain (loss) on investments	0.52		1.16		1.17		1.84		(2.27)
Total income (loss) from investment operations	0.57		1.13		1.14		1.80		(2.31)
Less distributions to shareholders:
From net investment income	(0.04)		-		-		-		-
Net asset value, end of year	$10.53		$10.00		$8.87		$7.73		$5.93

Total Return(a)	5.74%		12.74%		14.75%		30.35%		(28.03)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$33,742		$42,353		$39,546		$35,668		$24,204
Ratio of expenses to average daily net assets:
Before expense waiver	1.06%		1.05%		1.06%		1.05%		1.05%
After expense waiver	N/A		N/A		1.02	% (b)#	1.01	% (b)#	1.04	% #
Net investment income (loss) to average daily net assets	0.43%		(0.35)%		(0.44)%		(0.54)%		(0.65)%
Portfolio turnover rate	130%		117%		93%		128%		284%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce the operating expenses of the Fund.

(c)  Total Return excludes a front-end sales charge and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/06	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$10.08	$8.94		$7.78		$5.95		$8.26
Income (loss) from investment operations:
Net investment income (loss)	0.06 ***	(0.02	)***	(0.02	)***	(0.03	)***	(0.03	)***
Net realized and unrealized gain (loss) on investments	0.54	1.16		1.18		1.86		(2.28)
Total income (loss) from investment operations	0.60	1.14		1.16		1.83		(2.31)
Less distributions to shareholders:
From net investment income	(0.06)	-		-		-		-
Net asset value, end of year	$10.62	$10.08		$8.94		$7.78		$5.95

Total Return(a)	5.90%	12.86%		14.91%		30.76%		(27.97)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$19,475	$21,345		$15,791		$16,202		$9,379
Ratio of expenses to average daily net assets:
Before expense waiver	0.91%	0.90%		0.90%		0.90%		0.90%
After expense waiver	N/A	N/A		0.87	% (b)#	0.86	% (b)#	0.89	% #
Net investment income (loss) to average daily net assets	0.55%	(0.19)%		(0.29)%		(0.38)%		(0.50)%
Portfolio turnover rate	130%	117%		93%		128%		284%
	Class S
	Year ended 12/31/06	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$10.12	$8.97		$7.79		$5.96		$8.27
Income (loss) from investment operations:
Net investment income (loss)	0.06 ***	(0.01	)***	(0.02	)***	(0.02	)***	(0.03	)***
Net realized and unrealized gain (loss) on investments	0.54	1.16		1.20		1.85		(2.28)
Total income (loss) from investment operations	0.60	1.15		1.18		1.83		(2.31)
Less distributions to shareholders:
From net investment income	(0.07)	-		-		-		-
Net asset value, end of year	$10.65	$10.12		$8.97		$7.79		$5.96

Total Return(a)	5.97%	12.82%		15.15%		30.70%		(27.93)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$68,251	$70,676		$50,160		$68,504		$47,443
Ratio of expenses to average daily net assets:
Before expense waiver	0.84%	0.83%		0.83%		0.83%		0.83%
After expense waiver	N/A	N/A		0.80	% (b)#	0.79	% (b)#	0.82	% #
Net investment income (loss) to average daily net assets	0.59%	(0.12)%		(0.22)%		(0.32)%		(0.43)%
Portfolio turnover rate	130%	117%		93%		128%		284%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce the operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02++
Net asset value, beginning of year	$9.71		$8.67		$7.59		$5.85		$5.86
Income (loss) from investment operations:
Net investment income (loss)	(0.00	)***††	(0.08	)***	(0.08	)***	(0.07	)***	(0.00	)***††
Net realized and unrealized gain (loss) on investments	0.50		1.12		1.16		1.81		(0.01)
Total income from investment operations	0.50		1.04		1.08		1.74		(0.01)
Net asset value, end of year	$10.21		$9.71		$8.67		$7.59		$5.85

Total Return(a)	5.15	% (c)	12.00	% (c)	14.23	% (c)	29.74	% (c)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$246		$167		$149		$137		$100
Ratio of expenses to average daily net assets:
Before expense waiver	1.61%		1.60%		1.60%		1.60%		-	‡
After expense waiver	N/A		N/A		1.57	% (b)	1.56	% (b)	-	‡
Net investment income (loss) to average daily net assets	(0.01)%		(0.89)%		(0.99)%		(1.09)%		-	‡
Portfolio turnover rate	130%		117%		93%		128%		284%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)

††  Net investment loss is less than $0.01 per share.

++  Class N commenced operations on December 31, 2002.

‡  Amounts are de minimis due to the short period of operations.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce the operating expenses of the Fund.

(c)  Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$14.13		$13.09		$11.17		$8.12		$10.33
Income (loss) from investment operations:
Net investment income (loss)	(0.04	)***	(0.09	)***	(0.10	)***	(0.09	)***	(0.08	)***
Net realized and unrealized gain (loss) on investments	1.01		1.74		2.04		3.14		(2.13)
Total income (loss) from investment operations	0.97		1.65		1.94		3.05		(2.21)
Less distributions to shareholders:
From net realized gains	(1.05)		(0.61)		(0.02)		-		-
Net asset value, end of year	$14.05		$14.13		$13.09		$11.17		$8.12

Total Return(a)	6.97	% (c)	12.63	% (c)	17.41	% (c)	37.56%		(21.39)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$318,260		$310,072		$208,278		$93,526		$30,968
Ratio of expenses to average daily net assets:
Before expense waiver	1.35%		1.35%		1.35%		1.35%		1.36%
After expense waiver	N/A		N/A		1.34	% (b)#	1.34	% (b)#	1.35	% (b)#
Net investment income (loss) to average daily net assets	(0.29)%		(0.68)%		(0.89)%		(0.93)%		(0.96)%
Portfolio turnover rate	42%		28%		42%		54%		61%
	Class L
	Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$14.34		$13.24		$11.27		$8.17		$10.37
Income (loss) from investment operations:
Net investment income (loss)	(0.01	)***	(0.06	)***	(0.08	)***	(0.07	)***	(0.07	)***
Net realized and unrealized gain (loss) on investments	1.04		1.77		2.07		3.17		(2.13)
Total income (loss) from investment operations	1.03		1.71		1.99		3.10		(2.20)
Less distributions to shareholders:
From net realized gains	(1.09)		(0.61)		(0.02)		-		-
Net asset value, end of year	$14.28		$14.34		$13.24		$11.27		$8.17

Total Return(a)	7.28%		12.94%		17.70%		37.94%		(21.22)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$531,194		$508,296		$403,972		$225,279		$116,835
Ratio of expenses to average daily net assets:
Before expense waiver	1.10%		1.10%		1.10%		1.10%		1.11%
After expense waiver	N/A		N/A		1.09	% (b)#	1.09	% (b)#	1.09	% (b)#
Net investment income (loss) to average daily net assets	(0.05)%		(0.43)%		(0.65)%		(0.68)%		(0.72)%
Portfolio turnover rate	42%		28%		42%		54%		61%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into an agreement with the certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/06	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$14.48	$13.35		$11.34		$8.21		$10.40
Income (loss) from investment operations:
Net investment income (loss)	0.01 ***	(0.04	)***	(0.06	)***	(0.05	)***	(0.04	)***
Net realized and unrealized gain (loss) on investments	1.06	1.78		2.09		3.18		(2.15)
Total income (loss) from investment operations	1.07	1.74		2.03		3.13		(2.19)
Less distributions to shareholders:
From net realized gains	(1.12)	(0.61)		(0.02)		—		—
Net asset value, end of year	$14.43	$14.48		$13.35		$11.34		$8.21

Total Return(a)	7.45%	13.06%		17.94%		38.12%		(21.06)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$178,542	$139,779		$99,126		$51,284		$27,835
Ratio of expenses to average daily net assets:
Before expense waiver	0.95%	0.95%		0.95%		0.95%		0.98%
After expense waiver	N/A	N/A		0.94	% (b)#	0.94	% (b)#	0.96	% (b)#
Net investment income (loss) to average daily net assets	0.10%	(0.28)%		(0.49)%		(0.53)%		(0.51)%
Portfolio turnover rate	42%	28%		42%		54%		61%
	Class S
	Year ended 12/31/06	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$14.54	$13.39		$11.37		$8.22		$10.41
Income (loss) from investment operations:
Net investment income (loss)	0.03 ***	(0.03	)***	(0.05	)***	(0.04	)***	(0.04	)***
Net realized and unrealized gain (loss) on investments	1.05	1.79		2.09		3.19		(2.15)
Total income (loss) from investment operations	1.08	1.76		2.04		3.15		(2.19)
Less distributions to shareholders:
From net realized gains	(1.12)	(0.61)		(0.02)		—		—
Net asset value, end of year	$14.50	$14.54		$13.39		$11.37		$8.22

Total Return(a)	7.55%	13.17%		17.98%		38.32%		(21.04)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$229,547	$273,591		$206,865		$125,907		$72,595
Ratio of expenses to average daily net assets:
Before expense waiver	0.86%	0.86%		0.86%		0.86%		0.87%
After expense waiver	N/A	N/A		0.85	% (b)#	0.85	% (b)#	0.85	% (b)#
Net investment income (loss) to average daily net assets	0.21%	(0.19)%		(0.41)%		(0.44)%		(0.48)%
Portfolio turnover rate	42%	28%		42%		54%		61%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into an agreement with the certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02++
Net asset value, beginning of year	$13.95		$12.97		$11.10		$8.09		$8.05
Income (loss) from investment operations:
Net investment income (loss)	(0.09	)***	(0.13	)***	(0.14	)***	(0.12	)***	(0.00	)***††
Net realized and unrealized gain (loss) on investments	1.01		1.72		2.03		3.13		0.04
Total income (loss) from investment operations	0.92		1.59		1.89		3.01		0.04
Less distributions to shareholders:
From net realized gains	(1.03)		(0.61)		(0.02)		-		-
Net asset value, end of year	$13.84		$13.95		$12.97		$11.10		$8.09

Total Return(a)	6.68	% (c)	12.28	% (c)	17.07	% (c)	37.21	% (c)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$2,674		$1,755		$1,096		$617		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.65%		1.65%		1.65%		1.66%		-	‡
After expense waiver	N/A		N/A		1.64	% (b)#	1.65	% (b)#	-	‡
Net investment income (loss) to average daily net assets	(0.63)%		(0.97)%		(1.19)%		(1.22)%		-	‡
Portfolio turnover rate	42%		28%		42%		54%		61%

***  Per share amount calculated on the average shares mehod.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)

††  Net investment income (loss) is less than $0.01 per share.

‡  Amounts are de minimis due to the short period of operations.

++  Class N commenced operations on December 31, 2002.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes contingent deferred sales charge and would be lower for the peiods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$15.72		$14.22		$12.56		$8.76		$11.79
Income (loss) from investment operations:
Net investment income (loss)	(0.13	)***	(0.12	)***	(0.13	)***	(0.12	)***	(0.11	)***
Net realized and unrealized gain (loss) on investments	1.53		1.62		1.79		3.92		(2.92)
Total income (loss) from investment operations	1.40		1.50		1.66		3.80		(3.03)
Less distributions to shareholders:
From net realized gains	(1.14)		-		-		-		-
Net asset value, end of year	$15.98		$15.72		$14.22		$12.56		$8.76
Total Return(a)	8.91	% (c)	10.55	% (c)	13.22	% (c)	43.38%		(25.70)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$114,136		$98,945		$77,739		$67,686		$35,509
Ratio of expenses to average daily net assets:
Before expense waiver	1.51%		1.51%		1.52%		1.51%		1.51%
After expense waiver	N/A		N/A		1.48	% (b)#	1.49	% (b)#	1.50	% (b)#
Net investment income (loss) to average daily net assets	(0.80)%		(0.83)%		(1.01)%		(1.11)%		(1.08)%
Portfolio turnover rate	84%		59%		64%		56%		51%
	Class L
	Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$15.97		$14.41		$12.70		$8.83		$11.85
Income (loss) from investment operations:
Net investment income (loss)	(0.09	)***	(0.08	)***	(0.10	)***	(0.09	)***	(0.08	)***
Net realized and unrealized gain (loss) on investments	1.55		1.64		1.81		3.96		(2.94)
Total income (loss) from investment operations	1.46		1.56		1.71		3.87		(3.02)
Less distributions to shareholders:
From net realized gains	(1.14)		-		-		-		-
Net asset value, end of year	$16.29		$15.97		$14.41		$12.70		$8.83

Total Return(a)	9.15%		10.83%		13.46%		43.83%		(25.49)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$92,914		$108,840		$90,941		$85,885		$44,419
Ratio of expenses to average daily net assets:
Before expense waiver	1.26%		1.26%		1.26%		1.26%		1.26%
After expense waiver	N/A		N/A		1.23	% (b)#	1.24	% (b)#	1.25	% (b)#
Net investment income (loss) to average daily net assets	(0.55)%		(0.58)%		(0.76)%		(0.86)%		(0.83)%
Portfolio turnover rate	84%		59%		64%		56%		51%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes a front-end sales charge and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$16.11		$14.52		$12.77		$8.87		$11.89
Income (loss) from investment operations:
Net investment income (loss)	(0.07	)***	(0.06	)***	(0.08	)***	(0.08	)***	(0.07	)***
Net realized and unrealized gain (loss) on investments	1.58		1.65		1.83		3.98		(2.95)
Total income (loss) from investment operations	1.51		1.59		1.75		3.90		(3.02)
Less distributions to shareholders:
From net realized gains	(1.14)		-		-		-		-
Net asset value, end of year	$16.48		$16.11		$14.52		$12.77		$8.87
Total Return(a)	9.32%		11.02%		13.70%		43.97%		(25.40)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$133,777		$95,822		$92,812		$87,801		$43,123
Ratio of expenses to average daily net assets:
Before expense waiver	1.11%		1.11%		1.12%		1.11%		1.11%
After expense waiver	N/A		N/A		1.08	% (b)#	1.09	% (b)#	1.10	% (b)#
Net investment income (loss) to average daily net assets	(0.41)%		(0.44)%		(0.61)%		(0.71)%		(0.68)%
Portfolio turnover rate	84%		59%		64%		56%		51%
	Class S
	Year ended 12/31/06		Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$16.24		$14.61		$12.84		$8.91		$11.92
Income (loss) from investment operations:
Net investment income (loss)	(0.04	)***	(0.04	)***	(0.06	)***	(0.06	)***	(0.06	)***
Net realized and unrealized gain (loss) on investments	1.58		1.67		1.83		3.99		(2.95)
Total income (loss) from investment operations	1.54		1.63		1.77		3.93		(3.01)
Less distributions to shareholders:
From net realized gains	(1.14)		-		-		-		-
Net asset value, end of year	$16.64		$16.24		$14.61		$12.84		$8.91

Total Return(a)	9.49%		11.23%		13.79%		44.11%		(25.25)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$284,413		$288,954		$241,673		$243,909		$123,762
Ratio of expenses to average daily net assets:
Before expense waiver	0.97%		0.97%		0.97%		0.97%		0.97%
After expense waiver	N/A		N/A		0.94	% (b)#	0.95	% (b)#	0.96	% (b)#
Net investment income (loss) to average daily net assets	(0.26)%		(0.29)%		(0.47)%		(0.57)%		(0.54)%
Portfolio turnover rate	84%		59%		64%		56%		51%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Account (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/06		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Period ended 12/31/02+
Net asset value, beginning of year	$15.51		$14.07		$12.47		$8.72		$8.68
Income (loss) from investment operations:
Net investment income (loss)	(0.18	)***	(0.16)		(0.16)		(0.15	)***	(0.00	)***†
Net realized and unrealized gain (loss) on investments	1.51		1.60		1.76		3.90		0.04
Total income from investment operations	1.33		1.44		1.60		3.75		0.04
Less distributions to shareholders:
From net realized gains	(1.14)		-		-		-		-
Net asset value, end of year	$15.70		$15.51		$14.07		$12.47		$8.72
Total Return(a)	8.51	% (c)	10.31	% (c)	12.83	% (c)	43.00	% (c)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$990		$930		$816		$149		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.81%		1.81%		1.82%		1.81%		-	‡
After expense waiver	N/A		N/A		1.78	% (b)#	1.79	% (b)#	-	‡
Net investment income (loss) to average daily net assets	(1.11)%		(1.13)%		(1.31)%		(1.41)%		-	‡
Portfolio turnover rate	84%		59%		64%		56%		51%

***  Per share amount calculated on the average shares method.

†  Net investment loss is less than $0.01 per share.

††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)

+  Class N commenced operations on December 31, 2002.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these changes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/06		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$9.69		$10.05		$10.67		$6.99		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.12	)***	(0.11	)***	(0.08	)***	(0.10	)***	(0.06	)***
Net realized and unrealized gain (loss) on investments	1.54		(0.02)		0.20	†	4.30		(2.95)
Total income (loss) from investment operations	1.42		(0.13)		0.12		4.20		(3.01)
Less distributions to shareholders:
From net realized gains	(0.71)		(0.23)		(0.74)		(0.52)		-
Net asset value, end of year	$10.40		$9.69		$10.05		$10.67		$6.99
Total Return(a)	14.95	% (c)	(1.09	)% (c)	1.70	% (c)	60.01%		(30.10)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$69,380		$62,461		$66,985		$54,038		$5,038
Ratio of expenses to average daily net assets:
Before expense waiver	1.55%		1.54%		1.52%		1.58%		1.83%
After expense waiver	N/A		1.52	% #	1.35	% (b)#	1.37	% (b)#	1.16	% (b)#
Net investment income (loss) to average daily net assets	(1.15)%		(1.18)%		(0.77)%		(1.00)%		(0.80)%
Portfolio turnover rate	102%		149%		220%		141%		150%
	Class L
	Year ended 12/31/06		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$9.81		$10.14		$10.74		$7.01		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.09	)***	(0.09	)***	(0.05	)***	(0.07	)***	(0.04	)***
Net realized and unrealized gain (loss) on investments	1.56		(0.01)		0.19	†	4.32		(2.95)
Total income (loss) from investment operations	1.47		(0.10)		0.14		4.25		(2.99)
Less distributions to shareholders:
From net realized gains	(0.71)		(0.23)		(0.74)		(0.52)		-
Net asset value, end of year	$10.57		$9.81		$10.14		$10.74		$7.01

Total Return(a)	15.28%		(0.88)%		1.97%		60.55%		(29.90)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$31,256		$28,468		$43,008		$35,948		$10,319
Ratio of expenses to average daily net assets:
Before expense waiver	1.30%		1.29%		1.27%		1.33%		1.58%
After expense waiver	N/A		1.26	% #	1.10	% (b)#	1.10	% (b)#	0.92	% (b)#
Net investment income (loss) to average daily net assets	(0.89)%		(0.91)%		(0.54)%		(0.72)%		(0.59)%
Portfolio turnover rate	102%		149%		220%		141%		150%

***  Per share amount calculated on the average shares method.

†  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/06		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$9.87		$10.19		$10.77		$7.02		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.08	)***	(0.07	)***	(0.04	)***	(0.05	)***	(0.04	)***
Net realized and unrealized gain (loss) on investments	1.57		(0.02)		0.20	†	4.32		(2.94
Total income (loss) from investment operations	1.49		(0.09)		0.16		4.27		(2.98)
Less distributions to shareholders:
From net realized gains	(0.71)		(0.23)		(0.74)		(0.52)		-
Net asset value, end of year	$10.65		$9.87		$10.19		$10.77		$7.02
Total Return(a)	15.39%		(0.68)%		2.06%		60.75%		(29.80)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$20,226		$27,617		$40,990		$37,730		$10,545
Ratio of expenses to average daily net assets:
Before expense waiver	1.15%		1.14%		1.12%		1.18%		1.43%
After expense waiver	N/A		1.12	% #	0.95	% (b)#	0.95	% (b)#	0.83	% (b)#
Net investment income (loss) to average daily net assets	(0.73)%		(0.77)%		(0.40)%		(0.60)%		(0.52)%
Portfolio turnover rate	102%		149%		220%		141%		150%
	Class S
	Year ended 12/31/06		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$9.90		$10.21		$10.78		$7.02		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.07	)***	(0.07	)***	(0.04	)***	(0.05	)***	(0.03	)***
Net realized and unrealized gain (loss) on investments	1.57		(0.01)		0.21	†	4.33		(2.95)
Total income (loss) from investment operations	1.50		(0.08)		0.17		4.28		(2.98)
Less distributions to shareholders:
From net realized gains	(0.71)		(0.23)		(0.74)		(0.52)		-
Net asset value, end of year	$10.69		$9.90		$10.21		$10.78		$7.02

Total Return(a)	15.44%		(0.67)%		2.25%		60.66%		(29.70)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$39,194		$24,869		$28,081		$30,181		$8,763
Ratio of expenses to average daily net assets:
Before expense waiver	1.11%		1.10%		1.08%		1.14%		1.39%
After expense waiver	N/A		1.08	% #	0.92	% (b)#	0.92	% (b)#	0.80	% (b)#
Net investment income (loss) to average daily net assets	(0.70)%		(0.74)%		(0.34)%		(0.55)%		(0.41)%
Portfolio turnover rate	102%		149%		220%		141%		150%

***  Per share amount calculated on the average shares method.

†  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/06		Year ended 12/31/05†††		Year ended 12/31/04		Year ended 12/31/03		Period ended 12/31/02++
Net asset value, beginning of year	$9.54		$9.93		$10.59		$6.95		$6.90
Income (loss) from investment operations:
Net investment income (loss)	(0.15	)***	(0.14	)***	(0.11	)***	(0.13	)***	0.00	***††
Net realized and unrealized gain (loss) on investments	1.52		(0.02)		0.19	†	4.29		0.05
Total income from investment operations	1.37		(0.16)		0.08		4.16		0.05
Less distributions to shareholders:
From net realized gains	(0.71)		(0.23)		(0.74)		(0.52)		-
Net asset value, end of year	$10.20		$9.54		$9.93		$10.59		$6.95
Total Return(a)	14.66	% (c)	(1.41	)% (c)	1.33	% (c)	59.78	% (c)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$786		$931		$910		$953		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.85%		1.84%		1.82%		1.88%		-	‡
After expense waiver	N/A		1.82	% #	1.65	% (b)#	1.68	% (b)#	-	‡
Net investment income (loss) to average daily net assets	(1.44)%		(1.49)%		(1.06)%		(1.31)%		-	‡
Portfolio turnover rate	102%		149%		220%		141%		150%

***  Per share amount calculated on the average shares method.

†  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

††  Net investment income is less than $0.01 per share.

†††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)

++  Class N commenced operations on December 31, 2002.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Emerging Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$5.90		$5.88		$5.13		$3.53		$6.11
Income (loss) from investment operations:
Net investment income (loss)	(0.06	)***	(0.06	)***	(0.07	)***	(0.06	)***	(0.05	)***
Net realized and unrealized gain (loss) on investments	0.38		0.08		0.82		1.66		(2.53)
Total income (loss) from investment operations	0.32		0.02		0.75		1.60		(2.58)
Net asset value, end of year	$6.22		$5.90		$5.88		$5.13		$3.53
Total Return(a)	5.42	% (b)	0.34	% (b)	14.62	% (b)	45.33%		(42.23)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$13,650		$14,956		$27,052		$26,130		$10,153
Ratio of expenses to average daily net assets:
Before expense waiver	1.46%		1.45%		1.47%		1.48%		1.46%
After expense waiver	N/A		N/A		N/A		1.45	% #	1.39	% #
Net investment income (loss) to average daily net assets	(0.97)%		(1.09)%		(1.32)%		(1.32)%		(1.23)%
Portfolio turnover rate	288%		124%		176%		198%		175%
	Class L
	Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$5.99		$5.94		$5.18		$3.55		$6.13
Income (loss) from investment operations:
Net investment income (loss)	(0.04	)***	(0.05	)***	(0.06	)***	(0.05	)***	(0.04	)***
Net realized and unrealized gain (loss) on investments	0.37		0.10		0.82		1.68		(2.54)
Total income (loss) from investment operations	0.33		0.05		0.76		1.63		(2.58)
Net asset value, end of year	$6.32		$5.99		$5.94		$5.18		$3.55

Total Return(a)	5.51%		0.84%		14.67%		45.92%		(42.09)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$44,933		$63,777		$65,342		$49,424		$20,924
Ratio of expenses to average daily net assets:
Before expense waiver	1.21%		1.21%		1.22%		1.23%		1.21%
After expense waiver	N/A		N/A		N/A		1.20	% #	1.14	% #
Net investment income (loss) to average daily net assets	(0.73)%		(0.84)%		(1.06)%		(1.07)%		(0.98)%
Portfolio turnover rate	288%		124%		176%		198%		175%

***  Per share amount calculated on the average shares method.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total Return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Emerging Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$6.05		$5.99		$5.21		$3.57		$6.15
Income (loss) from investment operations:
Net investment income (loss)	(0.04	)***	(0.04	)***	(0.05	)***	(0.04	)***	(0.04	)***
Net realized and unrealized gain (loss) on investments	0.39		0.10		0.83		1.68		(2.54)
Total income (loss) from investment operations	0.35		0.06		0.78		1.64		(2.58)
Net asset value, end of year	$6.40		$6.05		$5.99		$5.21		$3.57
Total Return(a)	6.13%		0.83%		14.97%		45.94%		(41.95)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$980		$4,760		$4,427		$3,051		$1,664
Ratio of expenses to average daily net assets:
Before expense waiver	1.06%		1.05%		1.07%		1.08%		1.06%
After expense waiver	N/A		N/A		N/A		1.04	% #	0.99	% #
Net investment income (loss) to average daily net assets	(0.57)%		(0.68)%		(0.91)%		(0.91)%		(0.83)%
Portfolio turnover rate	288%		124%		176%		198%		175%
	Class S
	Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$6.09		$6.03		$5.24		$3.58		$6.15
Income (loss) from investment operations:
Net investment income (loss)	(0.03	)***	(0.03	)***	(0.04	)***	(0.04	)***	(0.03	)***
Net realized and unrealized gain (loss) on investments	0.39		0.09		0.83		1.70		(2.54)
Total income (loss) from investment operations	0.36		0.06		0.79		1.66		(2.57)
Net asset value, end of year	$6.45		$6.09		$6.03		$5.24		$3.58

Total Return(a)	5.91%		1.00%		15.08%		46.37%		(41.79)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$50,464		$42,591		$39,812		$41,306		$24,658
Ratio of expenses to average daily net assets:
Before expense waiver	0.96%		0.96%		0.97%		0.98%		0.96%
After expense waiver	N/A		N/A		N/A		0.94	% #	0.89	% #
Net investment income (loss) to average daily net assets	(0.46)%		(0.59)%		0.81%		(0.81)%		(0.73)%
Portfolio turnover rate	288%		124%		176%		198%		175%

***  Per share amount calculated on the average shares method.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Emerging Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02++
Net asset value, beginning of year	$5.83		$5.82		$5.09		$3.51		$3.50
Income (loss) from investment operations:
Net investment income (loss)	(0.08	)***	(0.08	)***	(0.08	)***	(0.07	)***	(0.00	)***†
Net realized and unrealized gain (loss) on investments	0.37		0.09		0.81		1.65		0.01
Total income from investment operations	0.29		0.01		0.73		1.58		0.01
Net asset value, end of year	$6.12		$5.83		$5.82		$5.09		$3.51
Total Return(a)	4.97	% (b)	0.17	% (b)	14.34	% (b)	45.01	% (b)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$177		$168		$168		$147		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.76%		1.76%		1.77%		1.78%		-	‡
After expense waiver	N/A		N/A		N/A		1.74	% #	-	‡
Net investment income (loss) to average daily net assets	(1.27)%		(1.39)%		(1.61)%		(1.61)%		-	‡
Portfolio turnover rate	288%		124%		176%		198%		175%

***  Per share amount calculated on the average shares method.

†  Net investment loss is less than $0.01 per share.

++  Class N commenced operations on December 31, 2002.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified International Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A		Class L		Class Y		Class S		Class N
	Period ended 12/31/06+		Period ended 12/31/06+		Period ended 12/31/06+		Period ended 12/31/06+		Period ended 12/31/06+
Net asset value, beginning of period	$10.00		$10.00		$10.00		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.00	†	0.01	***	0.01	***	0.01	***	0.00	†
Net realized and unrealized gain (loss) on investments	0.07		0.06		0.06		0.06		0.07
Total income from investment operations	0.07		0.07		0.07		0.07		0.07
Less distributions to shareholders:
From net investment income	(0.01)		(0.01)		(0.01)		(0.01)		(0.01)
Net asset value, end of period	$10.06		$10.06		$10.06		$10.06		$10.06

Total Return(a)	0.68	% (b)**	0.70	% **	0.70	% **	0.70	% **	0.67	% (b)**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$101		$101		$101		$11,404		$101
Ratio of expenses to average daily net assets:
Before expense waiver	8.81	% *	8.56	% *	8.41	% *	8.30	% *	9.11	% *
After expense waiver	1.42	% *#	1.17	% *#	1.09	% *#	0.99	% *#	1.72	% *#
Net investment income (loss) to average daily net assets	0.97	% *	1.23	% *	1.32	% *	1.40	% *	0.67	% *
Portfolio turnover rate	0%		0%		0%		0%		0%

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Net investment income (loss) is less than $0.01 per share.

+  For the period December 14, 2006 (commencement of operations) through December 31, 2006.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

(b)  Total return excludes a front-end sales charge for Class A and a contingent deferred sales charge for Class N and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/06		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$10.95		$10.94		$9.55		$7.36		$8.41
Income (loss) from investment operations:
Net investment income (loss)	0.21	***	0.08	***	0.05	***	0.02	***	0.01	***
Net realized and unrealized gain (loss) on investments	2.78		1.15		1.63		2.18		(1.05)
Total income (loss) from investment operations	2.99		1.23		1.68		2.20		(1.04)
Less distributions to shareholders:
From net investment income	(0.19)		(0.18)		(0.06)		(0.01)		(0.01)
Tax return of capital	-		-		-		-		(0.00	)†
From net realized gains	(0.95)		(1.04)		(0.23)		-		-
Total distributions	(1.14)		(1.22)		(0.29)		(0.01)		(0.01)
Net asset value, end of year	$12.80		$10.95		$10.94		$9.55		$7.36

Total Return(a)	27.38	% (c)	11.17	% (c)	17.53	% (c)	30.27%		(12.66)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$299,546		$198,300		$134,927		$65,012		$18,674
Ratio of expenses to average daily net assets:
Before expense waiver	1.61%		1.62%		1.64%		1.74%		2.13%
After expense waiver	1.53	% #	N/A		1.63	% (b)#	1.64	% (b)#	1.63	% (b)#
Net investment income (loss) to average daily net assets	1.66%		0.69%		0.49%		0.22%		0.09%
Portfolio turnover rate	36%		88%		66%		92%		138%
	Class L
	Year ended 12/31/06		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$11.00		$10.99		$9.59		$7.35		$8.42
Income (loss) from investment operations:
Net investment income (loss)	0.24	***	0.11	***	0.08	***	0.04	***	0.02	***
Net realized and unrealized gain (loss) on investments	2.80		1.14		1.63		2.23		(1.08)
Total income (loss) from investment operations	3.04		1.25		1.71		2.27		(1.06)
Less distributions to shareholders:
From net investment income	(0.21)		(0.20)		(0.08)		(0.03)		(0.01)
Tax return of capital	-		-		-		-		(0.00	)†
From net realized gains	(0.95)		(1.04)		(0.23)		-		-
Total distributions	(1.16)		(1.24)		(0.31)		(0.03)		(0.01)
Net asset value, end of year	$12.88		$11.00		$10.99		$9.59		$7.35

Total Return(a)	27.66%		11.44%		17.77%		30.68%		(12.44)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$283,387		$210,428		$175,493		$81,542		$19,236
Ratio of expenses to average daily net assets:
Before expense waiver	1.36%		1.37%		1.39%		1.49%		1.88%
After expense waiver	1.28	% #	N/A		1.38	% (b)#	1.39	% (b)#	1.37	% (b)#
Net investment income (loss) to average daily net assets	1.90%		0.94%		0.75%		0.44%		0.20%
Portfolio turnover rate	36%		88%		66%		92%		138%

***  Per share amount calculated on the average shares method.

†  Tax return of capital is less than $0.01 per share.

††  Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/06	Year ended 12/31/05††	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$11.03	$11.01	$9.61		$7.36		$8.43
Income (loss) from investment operations:
Net investment income (loss)	0.24 ***	0.12 ***	0.09	***	0.04	***	(0.00	)***†
Net realized and unrealized gain (loss) on investments	2.81	1.16	1.63		2.25		(1.05)
Total income (loss) from investment operations	3.05	1.28	1.72		2.29		(1.05)
Less distributions to shareholders:
From net investment income	(0.22)	(0.22)	(0.09)		(0.04)		(0.02)
Tax return of capital	-	-	-		-		(0.00	)†
From net realized gains	(0.95)	(1.04)	(0.23)		-		-
Total distributions	(1.17)	(1.26)	(0.32)		(0.04)		(0.02)
Net asset value, end of year	$12.91	$11.03	$11.01		$9.61		$7.36

Total Return(a)	27.67%	11.69%	17.84%		30.88%		(12.34)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$248,042	$130,666	$93,675		$72,650		$19,204
Ratio of expenses to average daily net assets:
Before expense waiver	1.21%	1.22%	1.24%		1.34%		1.73%
After expense waiver	N/A	N/A	1.23	% (b)#	1.24	% (b)#	1.22	% (b)#
Net investment income (loss) to average daily net assets	1.95%	1.05%	0.91%		0.50%		(0.02)%
Portfolio turnover rate	36%	88%	66%		92%		138%
	Class S
	Year ended 12/31/06	Year ended 12/31/05††	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02
Net asset value, beginning of year	$11.05	$11.03	$9.62		$7.37		$8.43
Income (loss) from investment operations:
Net investment income (loss)	0.26 ***	0.13 ***	0.10	***	0.06	***	0.05	***
Net realized and unrealized gain (loss) on investments	2.81	1.16	1.63		2.23		(1.09)
Total income (loss) from investment operations	3.07	1.29	1.73		2.29		(1.04)
Less distributions to shareholders:
From net investment income	(0.23)	(0.23)	(0.09)		(0.04)		(0.02)
Tax return of capital	-	-	-		-		(0.00	)†
From net realized gains	(0.95)	(1.04)	(0.23)		-		-
Total distributions	(1.18)	(1.27)	(0.32)		(0.04)		(0.02)
Net asset value, end of year	$12.94	$11.05	$11.03		$9.62		$7.37

Total Return(a)	27.77%	11.73%	17.98%		30.87%		(12.23)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$458,067	$308,301	$211,818		$134,965		$54,437
Ratio of expenses to average daily net assets:
Before expense waiver	1.16%	1.17%	1.19%		1.29%		1.68%
After expense waiver	N/A	N/A	1.18	% (b)#	1.19	% (b)#	1.18	% (b)#
Net investment income (loss) to average daily net assets	2.05%	1.11%	0.96%		0.69%		0.68%
Portfolio turnover rate	36%	88%	66%		92%		138%

***  Per share amount calculated on the average shares method.

†  Net investment income (loss) and tax return of capital are less than $0.01 per share.

††  Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/06		Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02++
Net asset value, beginning of year	$10.86		$10.86		$9.50		$7.31		$7.24
Income (loss) from investment operations:
Net investment income (loss)	0.17	***	0.05	***	0.02	***	(0.02	)***	(0.00	)***†
Net realized and unrealized gain (loss) on investments	2.74		1.13		1.61		2.21		0.07
Total income from investment operations	2.91		1.18		1.63		2.19		0.07
Less distributions to shareholders:
From net investment income	(0.15)		(0.14)		(0.04)		-		-
From net realized gains	(0.95)		(1.04)		(0.23)		-		-
Total distributions	(1.10)		(1.18)		(0.27)		-		-
Net asset value, end of year	$12.67		$10.86		$10.86		$9.50		$7.31

Total Return(a)	26.91	% (c)	10.86	% (c)	17.12	% (c)	29.96	% (c)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$2,462		$1,693		$884		$255		$102
Ratio of expenses to average daily net assets:
Before expense waiver	1.91%		1.92%		1.94%		2.04%		-	‡
After expense waiver	1.83	% #	N/A		1.93	% (b)#	1.94	% (b)#	-	‡
Net investment income (loss) to average daily net assets	1.40%		0.44%		0.17%		(0.22)%		-	‡
Portfolio turnover rate	36%		88%		66%		92%		138%

***  Per share amount calculated on the average shares method.

†  Net investment loss is less than $0.01 per share.

††  Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)

++  Class N commenced operations on December 31, 2002.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreement with certain brokers to rebate a portions of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement Income Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03†
Net asset value, beginning of year	$10.18		$10.32		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.33	***	0.51	***	0.62	***	-
Net realized and unrealized gain (loss) on investments	0.20		(0.22)		0.01		-
Total income from investment operations	0.53		0.29		0.63		-
Less distributions to shareholders:
From net investment income	(0.33)		(0.35)		(0.27)		-
From net realized gains	(0.15)		(0.08)		(0.04)		-
Total distributions	(0.48)		(0.43)		(0.31)		-
Net asset value, end of year	$10.23		$10.18		$10.32		$10.00

Total Return(a)	5.14	% (b)	2.85	% (b)	6.35	% (b)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$51,843		$40,457		$11,819		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.47%		0.47%		0.50%		-	‡
After expense waiver	N/A		N/A		0.50	%#	-	‡
Net investment income (loss) to average daily net assets	3.22%		4.92%		6.00%		-	‡
Portfolio turnover rate	27%		15%		33%		N/A
	Class L
	Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03†
Net asset value, beginning of year	$10.22		$10.34		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.32	***	0.33	***	0.34	***	-
Net realized and unrealized gain (loss) on investments	0.23		(0.01)		0.32		-
Total income from investment operations	0.55		0.32		0.66		-
Less distributions to shareholders:
From net investment income	(0.35)		(0.36)		(0.28)		-
From net realized gains	(0.15)		(0.08)		(0.04)		-
Total distributions	(0.50)		(0.44)		(0.32)		-
Net asset value, end of year	$10.27		$10.22		$10.34		$10.00

Total Return(a)	5.34%		3.15%		6.62%		-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$94,347		$102,343		$97,859		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.22%		0.22%		0.23%		-	‡
After expense waiver	N/A		N/A		0.23	% #	-	‡
Net investment income (loss) to average daily net assets	3.13%		3.19%		3.36%		-	‡
Portfolio turnover rate	27%		15%		33%		N/A

***  Per share amount calculated on the average shares method.

†  The Fund commenced operations on December 31, 2003.

‡  Amounts are de minimus due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total Return excludes a front-end sales charge and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement Income Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04		Period ended 12/31/03†
Net asset value, beginning of year	$10.22	$10.35	$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.38 ***	0.40 ***	0.45	***	-
Net realized and unrealized gain (loss) on investments	0.18	(0.07)	0.23		-
Total income from investment operations	0.56	0.33	0.68		-
Less distributions to shareholders:
From net investment income	(0.36)	(0.38)	(0.29)		-
From net realized gains	(0.15)	(0.08)	(0.04)		-
Total distributions	(0.51)	(0.46)	(0.33)		-
Net asset value, end of year	$10.27	$10.22	$10.35		$10.00

Total Return(a)	5.45%	3.16%	6.80%		-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$125,831	$105,478	$80,590		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.12%	0.12%	0.13%		-	‡
After expense waiver	N/A	N/A	0.13	% #	-	‡
Net investment income (loss) to average daily net assets	3.62%	3.84%	4.38%		-	‡
Portfolio turnover rate	27%	15%	33%		N/A
	Class S
	Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04		Period ended 12/31/03†
Net asset value, beginning of year	$10.22	$10.34	$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.35 ***	0.61 ***	0.37	***	-
Net realized and unrealized gain (loss) on investments	0.21	(0.27)	0.30		-
Total income from investment operations	0.56	0.34	0.67		-
Less distributions to shareholders:
From net investment income	(0.36)	(0.38)	(0.29)		-
From net realized gains	(0.15)	(0.08)	(0.04)		-
Total distributions	(0.51)	(0.46)	(0.33)		-
Net asset value, end of year	$10.27	$10.22	$10.34		$10.00

Total Return(a)	5.47%	3.29%	6.71%		-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$8,773	$4,445	$1,195		$601
Ratio of expenses to average daily net assets:
Before expense waiver	0.10%	0.09%	0.71%		-	‡
After expense waiver	N/A	N/A	0.12	% #	-	‡
Net investment income (loss) to average daily net assets	3.41%	5.82%	3.64%		-	‡
Portfolio turnover rate	27%	15%	33%		N/A

***  Per share amount calculated on the average shares method.

†  The Fund commenced operations on December 31, 2003.

‡  Amounts are de minimus due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement Income Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03†
Net asset value, beginning of year	$10.21		$10.34		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.30	***	0.30	***	0.15	***	-
Net realized and unrealized gain (loss) on investments	0.20		(0.04)		0.45		-
Total income from investment operations	0.50		0.26		0.60		-
Less distributions to shareholders:
From net investment income	(0.30)		(0.31)		(0.22)		-
From net realized gains	(0.15)		(0.08)		(0.04)		-
Total distributions	(0.45)		(0.39)		(0.26)		-
Net asset value, end of year	$10.26		$10.21		$10.34		$10.00

Total Return(a)	4.83	% (b)	2.50	% (b)	6.02	% (b)	0.00	%‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$121		$105		$104		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.77%		0.77%		1.53%		-	‡
After expense waiver	N/A		N/A		0.80	% #	N/A‡
Net investment income (loss) to average daily net assets	2.95%		2.85%		1.52%		0.00	%‡
Portfolio turnover rate	27%		15%		33%		N/A

***  Per share amount calculated on the average shares method.

†  The Fund commenced operations on December 31, 2003.

‡  Amounts are de minimus due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total Return excludes a contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2010 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of year	$10.57		$10.54		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.33	***	0.45	***	0.56	***	-
Net realized and unrealized gain (loss) on investments	0.34		(0.05)		0.18		-
Total income from investment operations	0.67		0.40		0.74		-
Less distributions to shareholders:
From net investment income	(0.31)		(0.31)		(0.18)		-
From net realized gains	(0.16)		(0.06)		(0.02)		-
Total distributions	(0.47)		(0.37)		(0.20)		-
Net asset value, end of year	$10.77		$10.57		$10.54		$10.00
Total Return(a)	6.39	% (b)	3.82	% (b)	7.36	% (b)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$54,312		$30,338		$7,272		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.52%		0.54%		1.13%		-	‡
After expense waiver	0.50	% #	0.50	% #	0.50	% #	-	‡
Net investment income (loss) to average daily net assets	3.10%		4.24%		5.34%		-	‡
Portfolio turnover rate	34%		17%		28%		N/A
	Class L
	Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of year	$10.60		$10.56		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.36	***	0.36	***	1.25	***	-
Net realized and unrealized gain (loss) on investments	0.35		0.07		(0.48)		-
Total income from investment operations	0.71		0.43		0.77		-
Less distributions to shareholders:
From net investment income	(0.33)		(0.33)		(0.19)		-
From net realized gains	(0.16)		(0.06)		(0.02)		-
Total distributions	(0.49)		(0.39)		(0.21)		-
Net asset value, end of year	$10.82		$10.60		$10.56		$10.00

Total Return(a)	6.69%		4.03%		7.68%		0.00	%‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$47,387		$35,621		$22,880		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.27%		0.29%		0.88%		-	‡
After expense waiver	0.25	% #	0.25	% #	0.25	% #	-	‡
Net investment income (loss) to average daily net assets	3.35%		3.37%		12.10%		-	‡
Portfolio turnover rate	34%		17%		28%		N/A

***  Per share amount calculated on the average shares method.

+  The Fund commenced operations on December 31, 2003.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

(b)  Total Return excludes a front-end sales charge and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2010 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of year	$10.61		$10.56		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.39	***	0.52	***	0.85	***	-
Net realized and unrealized gain (loss) on investments	0.32		(0.07)		(0.08)		-
Total income from investment operations	0.71		0.45		0.77		-
Less distributions to shareholders:
From net investment income	(0.34)		(0.34)		(0.19)		-
From net realized gains	(0.16)		(0.06)		(0.02)		-
Total distributions	(0.50)		(0.40)		(0.21)		-
Net asset value, end of year	$10.82		$10.61		$10.56		$10.00

Total Return(a)	6.77%		4.22%		7.69%		-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$57,929		$30,365		$5,605		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.17%		0.19%		0.78%		-	‡
After expense waiver	0.15	% #	0.15	% #	0.15	% #	-	‡
Net investment income (loss) to average daily net assets	3.62%		4.80%		8.17%		-	‡
Portfolio turnover rate	34%		17%		28%		N/A
	Class S
	Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of year	$10.61		$10.57		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.40	***	0.61	***	0.36	***	-
Net realized and unrealized gain (loss) on investments	0.33		(0.17)		0.42		-
Total income from investment operations	0.73		0.44		0.78		-
Less distributions to shareholders:
From net investment income	(0.35)		(0.34)		(0.19)		-
From net realized gains	(0.16)		(0.06)		(0.02)		-
Total distributions	(0.51)		(0.40)		(0.21)		-
Net asset value, end of year	$10.83		$10.61		$10.57		$10.00

Total Return(a)	6.90%		4.15%		7.80%		-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$17,935		$12,104		$2,319		$601
Ratio of expenses to average daily net assets:
Before expense waiver	0.12%		0.14%		0.73%		-	‡
After expense waiver	0.10	% #	0.10	% #	0.10	% #	-	‡
Net investment income (loss) to average daily net assets	3.66%		5.69%		3.49%		-	‡
Portfolio turnover rate	34%		17%		28%		N/A

***  Per share amount calculated on the average shares method.

+  The Fund commenced operations on December 31, 2003.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2010 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03+
Net asset value, beginning of year	$10.60		$10.56		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.32	***	0.27	***	(0.00	)†	-
Net realized and unrealized gain (loss) on investments	0.32		0.10		0.70		-
Total income from investment operations	0.64		0.37		0.70		-
Less distributions to shareholders:
From net investment income	(0.28)		(0.27)		(0.12)		-
From net realized gains	(0.16)		(0.06)		(0.02)		-
Total distributions	(0.44)		(0.33)		(0.14)		-
Net asset value, end of year	$10.80		$10.60		$10.56		$10.00

Total Return(a)	6.14	% (b)	3.51	% (b)	6.98	% (b)	0.00	%‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$249		$134		$107		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.82%		0.84%		1.43%		-	‡
After expense waiver	0.80	% #	0.80	% #	0.80	% #	N/A‡
Net investment income (loss) to average daily net assets	3.00%		2.50%		0.02%		0.00	%‡
Portfolio turnover rate	34%		17%		28%		N/A

***  Per share amount calculated on the average shares method.

†  Net investment loss is less than $0.01 per share.

+  The Fund commenced operations on December 31, 2003.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

(b)  Total Return excludes a contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2020 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of year	$10.91		$10.75		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.26	***	0.37	***	0.64	***	-
Net realized and unrealized gain (loss) on investments	0.57		0.19		0.34		-
Total income from investment operations	0.83		0.56		0.98		-
Less distributions to shareholders:
From net investment income	(0.25)		(0.27)		(0.19)		-
From net realized gains	(0.29)		(0.13)		(0.04)		-
Total distributions	(0.54)		(0.40)		(0.23)		-
Net asset value, end of year	$11.20		$10.91		$10.75		$10.00

Total Return(a)	7.72	% (b)	5.23	% (b)	9.76	% (b)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$144,228		$89,351		$21,577		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.50%		0.50%		0.52%		-	‡
After expense waiver	N/A		N/A		0.50	% #	-	‡
Net investment income (loss) to average daily net assets	2.32%		3.43%		6.11%		-	‡
Portfolio turnover rate	32%		23%		19%		N/A
	Class L
	Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of year	$10.96		$10.77		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.25	***	0.25	***	0.21	***	-
Net realized and unrealized gain (loss) on investments	0.60		0.35		0.79		-
Total income from investment operations	0.85		0.60		1.00		-
Less distributions to shareholders:
From net investment income	(0.27)		(0.28)		(0.19)		-
From net realized gains	(0.29)		(0.13)		(0.04)		-
Total distributions	(0.56)		(0.41)		(0.23)		-
Net asset value, end of year	$11.25		$10.96		$10.77		$10.00

Total Return(a)	7.87%		5.50%		10.07%		-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$273,584		$237,433		$212,094		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.24%		0.25%		0.26%		-	‡
After expense waiver	N/A		N/A		0.25	% #	-	‡
Net investment income (loss) to average daily net assets	2.19%		2.31%		1.99%		-	‡
Portfolio turnover rate	32%		23%		19%		N/A

***  Per share amount calculated on the average shares method.

+  The Fund commenced operations on December 31, 2003.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2020 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of year	$10.95	$10.77	$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.30 ***	0.45 ***	0.81	***	-
Net realized and unrealized gain (loss) on investments	0.58	0.16	0.20		-
Total income from investment operations	0.88	0.61	1.01		-
Less distributions to shareholders:
From net investment income	(0.29)	(0.30)	(0.20)		-
From net realized gains	(0.29)	(0.13)	(0.04)		-
Total distributions	(0.58)	(0.43)	(0.24)		-
Net asset value, end of year	$11.25	$10.95	$10.77		$10.00

Total Return(a)	8.08%	5.63%	10.07%		-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$105,565	$65,716	$10,249		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.15%	0.14%	0.19%		-	‡
After expense waiver	N/A	N/A	0.15	% #	-	‡
Net investment income (loss) to average daily net assets	2.66%	4.04%	7.69%		-	‡
Portfolio turnover rate	32%	23%	19%		N/A
	Class S
	Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of year	$10.96	$10.78	$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.30 ***	0.38 ***	0.52	***	-
Net realized and unrealized gain (loss) on investments	0.58	0.23	0.50		-
Total income from investment operations	0.88	0.61	1.02		-
Less distributions to shareholders:
From net investment income	(0.29)	(0.30)	(0.20)		-
From net realized gains	(0.29)	(0.13)	(0.04)		-
Total distributions	(0.58)	(0.43)	(0.24)		-
Net asset value, end of year	$11.26	$10.96	$10.78		$10.00

Total Return(a)	8.12%	5.65%	10.19%		-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$66,802	$35,933	$12,389		$601
Ratio of expenses to average daily net assets:
Before expense waiver	0.10%	0.10%	0.21%		-	‡
After expense waiver	N/A	N/A	0.10	% #	-	‡
Net investment income (loss) to average daily net assets	2.69%	3.45%	5.00%		-	‡
Portfolio turnover rate	32%	23%	19%		N/A

***  Per share amount calculated on the average shares method.

+  The Fund commenced operations on December 31, 2003.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2020 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of year	$10.94		$10.77		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.21	***	0.27	***	0.06	***	-
Net realized and unrealized gain (loss) on investments	0.58		0.27		0.88		-
Total income from investment operations	0.79		0.54		0.94		-
Less distributions to shareholders:
From net investment income	(0.22)		(0.24)		(0.13)		-
From net realized gains	(0.29)		(0.13)		(0.04)		-
Total distributions	(0.51)		(0.37)		(0.17)		-
Net asset value, end of year	$11.22		$10.94		$10.77		$10.00

Total Return(a)	7.31	% **(b)	4.99	% (b)	9.39	% (b)	0.00	%‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$309		$238		$113		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.80%		0.80%		1.57%		-	‡
After expense waiver	N/A		N/A		0.80	% #	N/A‡
Net investment income (loss) to average daily net assets	1.93%		2.46%		0.55%		0.00	%‡
Portfolio turnover rate	32%		23%		19%		N/A

***  Per share amount calculated on the average shares method.

+  The Fund commenced operations on December 31, 2003.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes a contingent deferred sales charge and would be lower for the periods presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2030 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of year	$11.50		$11.11		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.15	***	0.21	***	0.27	***	-
Net realized and unrealized gain (loss) on investments	0.95		0.52		0.95		-
Total income from investment operations	1.10		0.73		1.22		-
Less distributions to shareholders:
From net investment income	(0.18)		(0.18)		(0.10)		-
From net realized gains	(0.37)		(0.16)		(0.01)		-
Total distributions	(0.55)		(0.34)		(0.11)		-
Net asset value, end of year	$12.05		$11.50		$11.11		$10.00

Total Return(a)	9.70	% (b)	6.56	% (b)	12.24	% (b)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$112,499		$63,024		$21,459		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.50%		0.50%		0.52%		-	‡
After expense waiver	N/A		N/A		0.50	% #	N/A‡
Net investment income (loss) to average daily net assets	1.31%		1.89%		2.58%		0.00	%‡
Portfolio turnover rate	34%		17%		10%		N/A
	Class L
	Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of year	$11.55		$11.13		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.15	***	0.14	***	0.10	***	-
Net realized and unrealized gain (loss) on investments	0.98		0.63		1.15		-
Total income from investment operations	1.13		0.77		1.25		-
Less distributions to shareholders:
From net investment income	(0.20)		(0.19)		(0.11)		-
From net realized gains	(0.37)		(0.16)		(0.01)		-
Total distributions	(0.57)		(0.35)		(0.12)		-
Net asset value, end of year	$12.11		$11.55		$11.13		$10.00

Total Return(a)	9.93%		6.92%		12.49%		-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$211,382		$180,837		$168,132		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.25%		0.25%		0.26%		-	‡
After expense waiver	N/A		N/A		0.25	% #	N/A‡
Net investment income (loss) to average daily net assets	1.28%		1.26%		0.93%		0.00	%‡
Portfolio turnover rate	34%		17%		10%		N/A

***  Per share amount calculated on the average share method.

+  The Fund commenced operations on December 31, 2003.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

(b)  Total Return excludes a front-end sales charge and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2030 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of year	$11.54	$11.13	$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.22 ***	0.32 ***	0.43	***	-
Net realized and unrealized gain (loss) on investments	0.93	0.46	0.83		-
Total income from investment operations	1.15	0.78	1.26		-
Less distributions to shareholders:
From net investment income	(0.22)	(0.21)	(0.12)		-
From net realized gains	(0.37)	(0.16)	(0.01)		-
Total distributions	(0.59)	(0.37)	(0.13)		-
Net asset value, end of year	$12.10	$11.54	$11.13		$10.00

Total Return(a)	10.05%	6.97%	12.60%		-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$68,388	$33,819	$3,169		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.15%	0.15%	0.23%		-	‡
After expense waiver	N/A	N/A	0.15	% #	N/A‡
Net investment income (loss) to average daily net assets	1.82%	2.77%	4.01%		0.00	%‡
Portfolio turnover rate	34%	17%	10%		N/A
	Class S
	Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of year	$11.55	$11.14	$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.20 ***	0.27 ***	0.33	***	-
Net realized and unrealized gain (loss) on investments	0.95	0.51	0.94		-
Total income from investment operations	1.15	0.78	1.27		-
Less distributions to shareholders:
From net investment income	(0.22)	(0.21)	(0.12)		-
From net realized gains	(0.37)	(0.16)	(0.01)		-
Total distributions	(0.59)	(0.37)	(0.13)		-
Net asset value, end of year	$12.11	$11.55	$11.14		$10.00

Total Return(a)	10.17%	6.98%	12.71%		-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$42,835	$18,300	$4,245		$601
Ratio of expenses to average daily net assets:
Before expense waiver	0.10%	0.10%	0.45%		-	‡
After expense waiver	N/A	N/A	0.10	% #	N/A‡
Net investment income (loss) to average daily net assets	1.66%	2.42%	3.16%		0.00	%‡
Portfolio turnover rate	34%	17%	10%		N/A

***  Per share amount calculated on the average share method.

+  The Fund commenced operations on December 31, 2003.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2030 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of year	$11.52		$11.13		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.09	***	0.14	***	(0.02	)***	-
Net realized and unrealized gain (loss) on investments	0.98		0.55		1.21		-
Total income from investment operations	1.07		0.69		1.19		-
Less distributions to shareholders:
From net investment income	(0.15)		(0.14)		(0.05)		-
From net realized gains	(0.37)		(0.16)		(0.01)		-
Total distributions	(0.52)		(0.30)		(0.06)		-
Net asset value, end of year	$12.07		$11.52		$11.13		$10.00

Total Return(a)	9.39	% (b)	6.20	% (b)	11.89	% (b)	0.00	%‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$209		$162		$113		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.80%		0.80%		1.47%		-	‡
After expense waiver	N/A		N/A		0.80	% #	N/A‡
Net investment income (loss) to average daily net assets	0.78%		1.26%		(0.24)%		0.00	%‡
Portfolio turnover rate	34%		17%		10%		N/A

***  Per share amount calculated on the average share method.

+  The Fund commenced operations on December 31, 2003.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if theey reflected these charges.

(b)  Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2040 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of year	$11.77		$11.26		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.07	***	0.10	***	0.20	***	-
Net realized and unrealized gain (loss) on investments	1.24		0.73		1.14		-
Total income from investment operations	1.31		0.83		1.34		-
Less distributions to shareholders:
From net investment income	(0.13)		(0.11)		(0.06)		-
From net realized gains	(0.56)		(0.21)		(0.02)		-
Total distributions	(0.69)		(0.32)		(0.08)		-
Net asset value, end of year	$12.39		$11.77		$11.26		$10.00

Total Return(a)	11.26	% (b)	7.47	% (b)	13.39	% (b)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$46,934		$26,913		$6,414		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.50%		0.50%		0.55%		-	‡
After expense waiver	N/A		0.50	% #	0.50	% #	-	‡
Net investment income (loss) to average daily net assets	0.59%		0.85%		1.92%		-	‡
Portfolio turnover rate	42%		18%		13%		N/A
	Class L
	Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of year	$11.81		$11.28		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.08	***	0.07	***	0.04	***	-
Net realized and unrealized gain (loss) on investments	1.27		0.80		1.33		-
Total income from investment operations	1.35		0.87		1.37		-
Less distributions to shareholders:
From net investment income	(0.15)		(0.13)		(0.07)		-
From net realized gains	(0.56)		(0.21)		(0.02)		-
Total distributions	(0.71)		(0.34)		(0.09)		-
Net asset value, end of year	$12.45		$11.81		$11.28		$10.00

Total Return(a)	11.58%		7.75%		13.63%		-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$134,968		$107,540		$101,487		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.25%		0.25%		0.27%		-	‡
After expense waiver	N/A		0.25	% #	0.25	% #	-	‡
Net investment income (loss) to average daily net assets	0.68%		0.60%		0.41%		-	‡
Portfolio turnover rate	42%		18%		13%		N/A

***  Per share amount calculated on the average shares method.

+  The Fund commenced operations on December 31, 2003.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

(b)  Total Return excludes a front-end sales charge and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2040 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/06	Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of year	$11.81	$11.28		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.12 ***	0.16	***	0.27	***	-
Net realized and unrealized gain (loss) on investments	1.23	0.72		1.11		-
Total income from investment operations	1.35	0.88		1.38		-
Less distributions to shareholders:
From net investment income	(0.16)	(0.14)		(0.08)		-
From net realized gains	(0.56)	(0.21)		(0.02)		-
Total distributions	(0.72)	(0.35)		(0.10)		-
Net asset value, end of year	$12.44	$11.81		$11.28		$10.00

Total Return(a)	11.60%	7.88%		13.74%		-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$31,379	$8,379		$596		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.15%	0.15%		0.54%		-	‡
After expense waiver	N/A	0.15	% #	0.15	% #	-	‡
Net investment income (loss) to average daily net assets	0.96%	1.41%		2.55%		-	‡
Portfolio turnover rate	42%	18%		13%		N/A
	Class S
	Year ended 12/31/06	Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of year	$11.82	$11.28		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.08 ***	0.27	***	0.09	***	-
Net realized and unrealized gain (loss) on investments	1.28	0.63		1.29		-
Total income from investment operations	1.36	0.90		1.38		-
Less distributions to shareholders:
From net investment income	(0.17)	(0.15)		(0.08)		-
From net realized gains	(0.56)	(0.21)		(0.02)		-
Total distributions	(0.73)	(0.36)		(0.10)		-
Net asset value, end of year	$12.45	$11.82		$11.28		$10.00

Total Return(a)	11.63%	8.00%		13.75%		-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$27,944	$27,274		$1,741		$601
Ratio of expenses to average daily net assets:
Before expense waiver	0.10%	0.10%		0.66%		-	‡
After expense waiver	N/A	0.10	% #	0.10	% #	-	‡
Net investment income (loss) to average daily net assets	0.67%	2.37%		0.85%		-	‡
Portfolio turnover rate	42%	18%		13%		N/A

***  Per share amount calculated on the average shares method.

+  The Fund commenced operations on December 31, 2003.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2040 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of year	$11.79		$11.28		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.02	***	0.07	***	(0.07	)***	0.00
Net realized and unrealized gain (loss) on investments	1.25		0.73		1.38		0.00
Total income from investment operations	1.27		0.80		1.31		0.00
Less distributions to shareholders:
From net investment income	(0.09)		(0.08)		(0.01)		-
From net realized gains	(0.56)		(0.21)		(0.02)		-
Total distributions	(0.65)		(0.29)		(0.03)		-
Net asset value, end of year	$12.41		$11.79		$11.28		$10.00

Total Return(a)	10.91	% (b)	7.11	% (b)	13.03	% (b)	0.00%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$189		$142		$114		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.80%		0.80%		1.54%		-	‡
After expense waiver	N/A		0.80	% #	0.80	% #	N/A‡
Net investment income (loss) to average daily net assets	0.18%		0.59%		(0.63)%		0.00	%‡
Portfolio turnover rate	42%		18%		13%		N/A

***  Per share amount calculated on the average shares method.

+  The Fund commenced operations on December 31, 2003.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

(b)  Total Return excludes a contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.  The Fund
   MassMutual Select Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended. The Trust consists of the following series (each individually referred to as a "Fund" or collectively as the "Funds"): MassMutual Select Strategic Bond Fund ("Strategic Bond Fund"), MassMutual Select Strategic Balanced Fund ("Strategic Balanced Fund"), MassMutual Select Diversified Value Fund ("Diversified Value Fund"), MassMutual Select Fundamental Value Fund ("Fundamental Value Fund"), MassMutual Select Value Equity Fund ("Value Equity Fund"), MassMutual Select Large Cap Value Fund ("Large Cap Value Fund"), MassMutual Select Indexed Equity Fund ("Indexed Equity Fund"), MassMutual Select Core Opportunities Fund ("Core Opportunities Fund"), MassMutual Select Blue Chip Growth Fund ("Blue Chip Growth Fund"), MassMutual Select Large Cap Growth Fund ("Large Cap Growth Fund"), MassMutual Select Growth Equity Fund ("Growth Equity Fund"), MassMutual Select Aggressive Growth Fund ("Aggressive Growth Fund"), MassMutual Select OTC 100 Fund ("OTC 100 Fund"), MassMutual Select Focused Value Fund ("Focused Value Fund"), MassMutual Select Mid-Cap Value Fund ("Mid-Cap Value Fund"), MassMutual Select Small Cap Value Equity Fund ("Small Cap Value Equity Fund"), MassMutual Select Small Company Value Fund ("Small Company Value Fund"), MassMutual Select Small Cap Core Equity Fund ("Small Cap Core Equity Fund"), MassMutual Select Mid Cap Growth Equity Fund ("Mid Cap Growth Equity Fund"), MassMutual Select Mid Cap Growth Equity II Fund ("Mid Cap Growth Equity II Fund"), MassMutual Select Small Cap Growth Equity Fund ("Small Cap Growth Equity Fund"), MassMutual Select Small Company Growth Fund ("Small Company Growth Fund"), MassMutual Select Emerging Growth Fund ("Emerging Growth Fund"), MassMutual Select Diversified International Fund ("Diversified International Fund"), MassMutual Select Overseas Fund ("Overseas Fund"), MassMutual Select Destination Retirement Income Fund ("Destination Retirement Income Fund"), MassMutual Select Destination Retirement 2010 Fund ("Destination Retirement 2010 Fund"), MassMutual Select Destination Retirement 2020 Fund ("Destination Retirement 2020 Fund"), MassMutual Select Destination Retirement 2030 Fund ("Destination Retirement 2030 Fund") and MassMutual Select Destination Retirement 2040 Fund ("Destination Retirement 2040 Fund").

The Core Opportunities Fund, Small Cap Value Equity Fund and Small Cap Core Equity Fund commenced operations on March 31, 2006.

The Mid-Cap Value Fund commenced operations on August 29, 2006. The Diversified International Fund commenced operations on December 14, 2006.

During the reporting period, each Fund had five classes of shares: Class A, Class L, Class Y, Class S and Class N. Additionally, the Indexed Equity Fund had a sixth class of shares: Class Z. The principal economic difference among the classes is the level of service and administration fees borne by the classes. The classes of shares are offered to different types of investors, as outlined in the Trust's Prospectus.

The five Destination Retirement Funds invest all of their investable assets in shares of various MassMutual Select Funds and MassMutual Premier Funds. The financial statements included herein are those of the Destination Retirement Funds and the applicable MassMutual Select Funds. The financial statements of the applicable MassMutual Premier Funds are presented separately and can be obtained from the SEC's EDGAR database on its Internet site at www.sec.gov or by calling MassMutual at 1-888-309-3539. The assets of each Destination Retirement Fund are diversified and a shareholder's interest is limited to the Premier or Select Funds in which the shares are invested.

2.  Significant Accounting Policies
   The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Notes to Financial Statements (Continued)

Investment Valuation
   Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees ("Trustees"), which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short-term securities with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. Shares of other funds of the Trust are valued at their net asset value as reported on each business day. All other securities and other assets, including futures, options, swaps and debt securities for which the prices supplied by a pricing agent are deemed by the Trustees not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others. Securities are typically valued on the basis of valuations furnished by a primary pricing service or, if no such valuation is available, from a secondary pricing service. However, valuation methods approved by the Trustees which are intended to reflect fair value may be used when pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a Fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, for each of the Trust's foreign funds, a fair value pricing service is used to assist in the pricing of foreign securities. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange is determined in accordance with policies established by the Trustees.

Securities Lending
   Each Fund may lend its securities to qualified brokers; however, securities lending cannot exceed 33% of the total assets of the Funds taken at current value. The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities. At December 31, 2006, the Funds loaned securities having the following market values, collateralized by cash, which was invested in short-term instruments in the following amounts:

	Securities on Loan	Collateral
Strategic Bond Fund	$14,825,885	$15,283,053
Strategic Balanced Fund	28,194,092	29,253,785
Diversified Value Fund	26,189,434	27,183,659
Fundamental Value Fund	47,754,374	48,910,393
Value Equity Fund	6,707,808	6,963,434
Large Cap Value Fund	104,271,547	107,413,598
Indexed Equity Fund	113,952,082	117,861,275
Core Opportunities Fund	3,817,780	3,927,200
Blue Chip Growth Fund	37,542,652	38,801,978

Notes to Financial Statements (Continued)

	Securities on Loan	Collateral
Large Cap Growth Fund	$2,699,044	$2,771,858
Growth Equity Fund	25,119,511	25,872,686
Aggressive Growth Fund	52,664,202	54,641,303
OTC 100 Fund	7,490,800	7,749,326
Focused Value Fund	79,877,861	82,393,766
Small Cap Value Equity Fund	3,158,339	3,324,185
Small Company Value Fund	122,722,983	127,527,050
Small Cap Core Equity Fund	4,596,005	4,792,766
Mid Cap Growth Equity Fund	27,897,886	28,721,323
Mid Cap Growth Equity II Fund	174,351,264	180,540,632
Small Cap Growth Equity Fund	179,596,454	187,495,013
Small Company Growth Fund	43,510,600	45,467,348
Emerging Growth Fund	33,585,615	35,087,790
Overseas Fund	61,120,725	64,353,230

For each Fund the amount of securities on loan indicated in the table above may not correspond with the securities on loan identified on the Portfolio of Investments because securities with pending sales are in process of recall from the brokers. At December 31, 2006, the Strategic Balanced Fund, Indexed Equity Fund, Small Cap Value Equity Fund, Small Cap Growth Equity Fund and Small Company Growth Fund had securities on loan with pending sales with a value of $549, $129,608, $107,800, $1,864, and $76,408, respectively.

The Trust receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the year ended December 31, 2006, the Trust earned securities lending income as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Strategic Bond Fund	$552,265	$524,318	$27,947
Strategic Balanced Fund	921,372	879,165	42,207
Diversified Value Fund	1,234,772	1,204,031	30,741
Fundamental Value Fund	3,047,572	3,003,269	44,303
Value Equity Fund	475,167	448,937	26,230
Large Cap Value Fund	5,455,788	5,333,573	122,215
Indexed Equity Fund	6,059,614	5,935,995	123,619
Core Opportunities Fund	84,005	82,705	1,300
Blue Chip Growth Fund	1,471,951	1,389,407	82,544
Large Cap Growth Fund	203,267	193,668	9,599
Growth Equity Fund	2,053,707	2,021,343	32,364
Aggressive Growth Fund	3,110,947	3,066,186	44,761
OTC 100 Fund	398,332	380,240	18,092
Focused Value Fund	4,525,093	4,369,076	156,017
Small Cap Value Equity Fund	51,140	40,778	10,362
Small Company Value Fund	6,160,118	5,899,742	260,376
Small Cap Core Equity Fund	45,557	40,666	4,891
Mid Cap Growth Equity Fund	1,461,971	1,433,208	28,763
Mid Cap Growth Equity II Fund	9,463,167	8,776,336	686,831
Small Cap Growth Equity Fund	8,896,866	8,399,174	497,692
Small Company Growth Fund	2,204,586	1,923,624	280,962
Emerging Growth Fund	1,575,346	1,363,223	212,123
Overseas Fund	4,493,976	3,976,159	517,817

Notes to Financial Statements (Continued)

Repurchase Agreements
   Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Funds, through their custodian, take possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Funds and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Funds may be delayed or limited.

Accounting for Investments
   Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Federal Income Tax
   It is each Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no Federal income tax provision is required. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

Dividends and Distributions to Shareholders
   Dividends from net investment income of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward contracts, passive foreign investment companies, the deferral of wash sale losses, and paydowns on certain mortgage-backed securities. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period.

Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Funds.

During the year ended December 31, 2006, the following amounts were reclassified due to differences between book and tax accounting.

	Paid-in Capital	Accumulated Net Realized Gain on Investments	Undistributed Net Investment Income
Strategic Bond Fund	$(35,892)	$(135,614)	$171,506
Strategic Balanced Fund	(27,787)	(87,044)	114,831
Diversified Value Fund	-	114,950	(114,950)
Fundamental Value Fund	-	(78,531)	78,531
Value Equity Fund	-	45,322	(45,322)
Large Cap Value Fund	4,918,974	(4,910,845)	(728,129)
Indexed Equity Fund	(174,872)	405,737	(230,865)
Core Opportunities Fund	(690)	1	689
Blue Chip Growth Fund	(5,351)	162,522	(157,171)
Large Cap Growth Fund	(88,431)	592	87,839

Notes to Financial Statements (Continued)

	Paid-in Capital	Accumulated Net Realized Gain on Investments	Undistributed Net Investment Income
Growth Equity Fund	$(192,580)	$307,710	$(115,130)
Aggressive Growth Fund	(4,383,393)	33,686	4,349,707
OTC 100 Fund	(186,288)	40,596	145,692
Focused Value Fund	-	(10,563,170)	10,563,170
Mid-Cap Value Fund	(21)	(29,876)	29,897
Small Cap Value Equity Fund	-	3,833	(3,833)
Small Company Value Fund	305	465,033	(465,338)
Small Cap Core Equity Fund	(914)	4,612	(3,698)
Mid Cap Growth Equity Fund	(79,892)	109,779	(29,887)
Mid Cap Growth Equity II Fund	1	(468,577)	468,576
Small Cap Growth Equity Fund	(2,841,053)	98,035	2,743,018
Small Company Growth Fund	1	(1,509,811)	1,509,810
Emerging Growth Fund	(834,219)	34,092	800,127
Diversified International Fund	-	(19,068)	19,068
Overseas Fund	6,116	1,646,855	(1,652,971)
Destination Retirement Income Fund	-	(336,092)	336,092
Destination Retirement 2010 Fund	(788)	(414,850)	415,638
Destination Retirement 2020 Fund	-	(1,803,687)	1,803,687
Destination Retirement 2030 Fund	2	(1,904,027)	1,904,025
Destination Retirement 2040 Fund	(1)	(1,280,834)	1,280,835

Foreign Currency Translation
   The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

Forward Foreign Currency
Contracts
   Each Fund may enter into forward foreign currency contracts in order to hedge the effect of currency movements of foreign denominated securities or obligations, or for the Diversified International Fund to generate additional returns by buying currencies in excess of underlying equities when opportunities arise. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange and interest rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

Notes to Financial Statements (Continued)

The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of open forward foreign currency contracts for the Strategic Bond Fund and Strategic Balanced Fund at December 31, 2006 is as follows:

Settlement Date	Contracts to Deliver/Receive	Units of Currency	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
Strategic Bond Fund
SELLS
02/07/07	Canadian Dollar	307,386	$272,849	$264,155	$8,694
02/07/07	Euro	712,885	897,696	942,610	(44,914)
					$(36,220)
Strategic Balanced Fund
BUYS
02/07/07	Canadian Dollar	468,095	413,339	402,261	(11,078)
SELLS
02/07/07	Canadian Dollar	614,773	545,699	528,311	17,388
02/07/07	Euro	322,810	406,595	426,835	(20,240)
					(2,852)
					$(13,930)

Delayed Delivery Transactions, When Issued Securities, and Forward Commitments
   Each Fund may purchase or sell securities on a "when issued" or delayed delivery or on a forward commitment basis. The Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. These securities are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the value of these securities. When a forward commitment contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors. Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized.

At December 31, 2006 the Funds had no open obligations under these delayed delivery transactions, when issued securities and forward commitments.

Financial Futures Contracts
   The Funds may purchase and sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or as a substitute for the purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral

Notes to Financial Statements (Continued)

such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

A summary of open futures contracts for the Strategic Bond Fund, Strategic Balanced Fund, Indexed Equity Fund, Growth Equity Fund, OTC 100 Fund, Small Cap Value Equity Fund, Small Cap Core Equity Fund and the Diversified International Fund at December 31, 2006, is as follows:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
Strategic Bond Fund
BUYS
51	90 Day Euro	3/19/07	$12,071,700	$(2,755)
12	90 Day Euro	3/17/08	2,853,300	6,165
17	90 Day Euro	6/18/07	4,027,725	(1,910)
54	90 Day Euro	9/17/07	12,813,525	(27,183)
553	U.S. Treasury Note 5 Year	4/4/07	58,099,562	(400,700)
23	Euro Bond Future	3/31/07	3,514,810	(22,700)
127	U.S. Long Bond Future	3/31/07	14,152,563	(249,741)
				$(698,824)
SELLS
311	U.S. Treasury Note 10 Year	3/30/07	33,422,781	374,492
				$(324,332)
Strategic Balanced Fund
BUYS
19	90 Day Euro	3/19/07	$4,497,300	$(1,045)
8	90 Day Euro	3/17/08	1,902,200	4,110
7	90 Day Euro	6/18/07	1,658,475	(785)
21	90 Day Euro	9/17/07	4,983,038	(10,568)
91	U.S. Treasury Note 5 Year	4/4/07	9,560,688	(77,439)
9	Euro Bond Future	3/31/07	1,375,361	(8,905)
38	U.S. Long Bond Future	3/31/07	4,234,625	(73,716)
				$(168,348)
SELLS
81	U.S. Treasury Note 10 Year	3/30/07	8,704,969	97,720
				$(70,628)
Indexed Equity Fund
BUYS
146	S&P 500 Index	3/17/07	$52,136,600	$51,732
Growth Equity Fund
BUYS
15	S&P 500 Index	3/17/07	$5,356,500	$8,190
OTC 100 Fund
BUYS
6	Nasdaq 100	3/16/07	$213,000	$(4,303)
1	Nasdaq 100	3/16/07	35,500	(137)
				$(4,440)
Small Cap Value Equity Fund
BUYS
15	Russell Mini	3/16/07	$1,192,350	$(5,919)
Small Cap Core Equity Fund
BUYS
2	Russell Mini	3/16/07	$158,980	$1,076

Notes to Financial Statements (Continued)

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
Diversified International Fund
BUYS
1	Topix Index Future	3/10/07	$141,529	$3,124
9	DJ Euro Stock	3/16/07	492,750	1,203
				$4,327

Options
   The Funds may purchase put and call options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of security prices, indexes of interest rates, futures contracts and swap agreements. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, a Fund will lose the entire premium it paid. Premiums paid for purchasing options which expire are treated as realized losses. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option. See the Portfolio of Investments of the Strategic Bond Fund and Strategic Balanced Fund for open purchased option contracts as of December 31, 2006.

The Funds may also "write" put and call options. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, a Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option a Fund has written, however, a Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Notes to Financial Statements (Continued)

The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investments to determine the realized gain or loss.

A summary of open written option contracts for the Strategic Bond Fund and the Strategic Balanced Fund at December 31, 2006, is as follows:

Strategic Bond Fund

Notional Amount	Expiration Date	Market Description	Premiums	Value
$17,500	3/19/07	Call - IMM Euro Future	$1,190	$88
107,500	3/19/07	Put - IMM Euro Future	6,373	2,150
268,000	2/23/07	Call - 10 Year U.S. Treasury Note Future	129,129	20,937
93,000	2/23/07	Call - 10 Year U.S. Treasury Note Future	51,863	18,891
18,000	2/23/07	Call - 10 Year U.S. Treasury Note Future	4,410	562
8,000	2/23/07	Call - 10 Year U.S. Treasury Note Future	1,085	250
13,000	2/23/07	Put - 1 Year U.S. Treasury Note Future	4,060	6,297
76,000	2/23/07	Put - 10 Year U.S. Treasury Note Future	30,620	15,437
40,000	2/23/07	Put - 10 Year U.S. Treasury Note Future	16,784	40,000
42,000	2/23/07	Call - U.S. Treasury Bond Future	35,493	11,813
59,000	2/23/07	Call - U.S. Treasury Bond Future	41,971	9,219
22,000	2/23/07	Call - U.S. Treasury Bond Future	16,374	1,719
56,000	2/23/07	Put - U.S. Treasury Bond Future	31,283	14,875
34,000	2/23/07	Put - U.S. Treasury Bond Future	24,768	70,125
8,000	2/23/07	Put - U.S. Treasury Bond Future	3,647	7,000
			$399,050	$219,363

Strategic Balanced Fund

Notional Amount	Expiration Date	Market Description	Premiums	Value
$7,500	3/19/07	Call - IMM Euro Future	$510	$38
42,500	3/19/07	Put - IMM Euro Future	2,515	850
102,000	2/23/07	Call - 10 Year U.S. Treasury Note Future	50,131	7,968
34,000	2/23/07	Call - 10 Year U.S. Treasury Note Future	19,002	6,906
7,000	2/23/07	Call - 10 Year U.S. Treasury Note Future	1,715	219
3,000	2/23/07	Call - 10 Year U.S. Treasury Note Future	407	94
5,000	2/23/07	Put - 1 Year U.S. Treasury Note Future	1,569	2,422
29,000	2/23/07	Put - 10 Year U.S. Treasury Note Future	11,808	5,890
13,000	2/23/07	Put - 10 Year U.S. Treasury Note Future	5,373	13,000
14,000	2/23/07	Call - U.S. Treasury Bond Future	12,196	3,938
23,000	2/23/07	Call - U.S. Treasury Bond Future	16,573	3,594
8,000	2/23/07	Call - U.S. Treasury Bond Future	5,975	625
17,000	2/23/07	Put - U.S. Treasury Bond Future	9,665	4,516
13,000	2/23/07	Put - U.S. Treasury Bond Future	9,513	26,812
2,000	2/23/07	Put - U.S. Treasury Bond Future	911	1,750
			$147,863	$78,622

Notes to Financial Statements (Continued)

Transactions in options written for the Strategic Bond Fund and the Strategic Balanced Fund during the year ended December 31, 2006 were as follows:

	Number of Contracts	Premiums Received
Strategic Bond Fund
Options outstanding at December 31, 2005	257	$153,125
Options written	2,807	1,329,794
Options terminated in closing purchase transactions	(2,277)	(1,083,869)
Options outstanding at December 31, 2006	787	$399,050
Strategic Balanced Fund
Options outstanding at December 31, 2005	233	$138,098
Options written	1,205	582,457
Options terminated in closing purchase transactions	(1,148)	(572,692)
Options outstanding at December 31, 2006	290	$147,863

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Trust.

Swaps
   The Funds may engage in swap transactions, including, but not limited to, interest rate, currency, credit default, indices, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on swaps (collectively defined as "swap transactions").

Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuation, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

Notes to Financial Statements (Continued)

The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

The Funds will maintain cash or liquid assets in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligation under the agreement.

During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

During the term of a swap, cap, floor or collar, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specific security, basket of securities or index; or the return generated by a security. These periodic payments received or made by the Trust are recorded in the accompanying Statement of Operations as realized gains and losses, respectively.

The Funds may enter into credit default swaps to buy or sell credit protection on an individual issuer or a basket of issuers of bonds. When a Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par or other agreed-upon value, of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When a Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. During the period that the credit default swap contract is open, the contract is marked to market in accordance with the terms of the contract based on the current interest rate spreads and credit risk of the referred obligation of the underlying issuer and interest accrual through valuation date. Changes in the value of credit default swap contracts are recorded as unrealized gains or losses and periodic cash settlements are recorded as realized gains or losses. The Fund will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

A summary of open swap agreements for the Strategic Balanced Fund at December 31, 2006, is as follows:

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Credit Default Swaps
200,000	USD	03/20/10	Agreement with Goldman Sachs dated 09/21/04	$1,370
			to receive 0.50% per year times the notional amount.
			The Fund makes payment only upon a default event
			of an entity within the Dow Jones CDX.NA.IG FIN.3
			IBOXX Index.

Notes to Financial Statements (Continued)

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Credit Default Swaps (continued)
200,000	USD	03/20/15	Agreement with Goldman Sachs dated 09/21/04	$5,577
			to receive 0.70% per year times the notional amount.
			The Fund makes payment only upon a default event
			of an entity within the Dow Jones CDX.NA.IG FIN.3
			IBOXX Index.
400,000	USD	12/20/09	Agreement with Deutsche Bank AG dated 11/02/04 to receive 0.215% per year times the notional amount. The Fund makes payment only upon a default event of FNMA Senior Debt..	1,924
100,000	USD	03/20/15	Agreement with Deutsche Bank AG dated 2/01/05 to receive 2.93% per year times the notional amount. The Fund makes payment only upon a default event of Ford Motor Company Note.	(13,036)
100,000	USD	03/20/10	Agreement with Deutsche Bank AG dated 2/3/05 to receive 1.25% per year times the notional amount. The Fund makes payment only upon a default event of Eastman Kodak Company Debt Obligation.	949
45,000	USD	01/25/35	Agreement with Deutsche Bank AG dated 2/19/05 to pay 1.30% per year times the notional amount. The Fund receives payment only upon a default event of Morgan Stanley Capital I Trust, Series 2005-WMC1, Class B2.	404
45,000	USD	02/25/35	Agreement with Deutsche Bank AG dated 2/19/05 to pay 1.25% per year times the notional amount. The Fund receives payment only upon a default event of Long Beach Mortgage Loan Trust Series 2005-1, Class M9.	997
45,000	USD	04/25/35	Agreement with Deutsche Bank AG dated 2/19/05 to pay 1.45% per year times the notional amount. The Fund receives payment only upon a default event of Aames Mortgage Investment Trust, Series 2005-1, Class M8.	238
45,000	USD	02/25/35	Agreement with Deutsche Bank AG dated 2/19/05 to pay 2.20% per year times the notional amount. The Fund receives payment only upon a default event of Fremont Home Loan Trust, Series 2005-A, Class M9.	1,402
45,000	USD	01/25/35	Agreement with Deutsche Bank AG dated 2/19/05 to pay 2.25% per year times the notional amount. The Fund receives payment only upon a default event of Morgan Stanley Capital I, Series 2005-WMC1, Class B3.	543
45,000	USD	04/25/35	Agreement with Deutsche Bank AG dated 2/19/05 to pay 2.25% per year times the notional amount. The Fund receives payment only upon a default event of Aames Mortgage Investment Trust, Series 2005-1, Class M9.	470
45,000	USD	10/25/35	Agreement with Deutsche Bank AG dated 2/19/05 to pay 2.25% per year times the notional amount. The Fund receives payment only upon a default event of Merrill Lynch Mortgage Investors, Series 2005-NC1, Class B3.	956

Notes to Financial Statements (Continued)

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Credit Default Swaps (continued)
45,000	USD	10/25/35	Agreement with Deutsche Bank AG dated 2/19/05	$(314)
			to pay 1.30% per year times the notional amount.
			The Fund receives payment only upon a default event
			of Merrill Lynch Mortgage Investors, Series 2005-NC1,
			Class B2.
45,000	USD	09/25/35	Agreement with Deutsche Bank AG dated 2/19/05 to pay 2.25% per year times the notional amount. The Fund receives payment only upon a default event of Merrill Lynch Mortgage Investors, Series 2005-WMC1, Class B3.	(307)
45,000	USD	01/25/35	Agreement with Deutsche Bank AG dated 2/19/05 to pay 1.40% per year times the notional amount. The Fund receives payment only upon a default event of People's Choice Home Loan Securities Trust, Series 2005-1, Class B2.	701
45,000	USD	02/25/35	Agreement with Deutsche Bank AG dated 2/19/05 to pay 1.25% per year times the notional amount. The Fund receives payment only upon a default event of Fremont Home Loan Trust, Series 2005-A, Class M9.	1,273
45,000	USD	03/25/35	Agreement with Deutsche Bank AG dated 2/19/05 to pay 2.25% per year times the notional amount. The Fund receives payment only upon a default event of New Century Home Equity Loan Trust, Series 2005-1, Class M9.	(132)
45,000	USD	01/25/36	Agreement with Deutsche Bank AG dated 2/19/05 to pay 2.25% per year times the notional amount. The Fund receives payment only upon a default event of Park Place Securities, Inc., Series 2005-WCH1, Class M9.	1,526
45,000	USD	11/25/34	Agreement with Deutsche Bank AG dated 2/19/05 to pay 1.40% per year times the notional amount. The Fund receives payment only upon a default event of Argent Securities, Inc., Series 2004-W11, Class M9.	662
45,000	USD	02/25/35	Agreement with Deutsche Bank AG dated 2/19/05 to pay 2.25% per year times the notional amount. The Fund receives payment only upon a default event of Long Beach Mortgage Loan Trust, Series 2005-1, Class M9.	1,095
45,000	USD	01/25/36	Agreement with Deutsche Bank AG dated 2/19/05 to pay 1.35% per year times the notional amount. The Fund receives payment only upon a default event of Park Place Securities, Inc., Series 2005-WCH1, Class M8.	1,328
45,000	USD	11/25/34	Agreement with Deutsche Bank AG dated 2/19/05 to pay 2.25% per year times the notional amount. The Fund receives payment only upon a default event of Finance America Mortgage Loan, Series 2004-3, Class M8.	612
45,000	USD	03/25/35	Agreement with Deutsche Bank AG dated 2/19/05 to pay 1.30% per year times the notional amount. The Fund receives payment only upon a default event of New Century Home Equity Loan Trust, Series 2005-1, Class M8.	(90)

Notes to Financial Statements (Continued)

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Credit Default Swaps (continued)
45,000	USD	03/25/35	Agreement with Deutsche Bank AG dated 2/19/05	$583
			to pay 1.45% per year times the notional amount.
			The Fund receives payment only upon a default event
			of Aegis Asset Backed Securities Trust, Series 2005-1,
			Class B2.
45,000	USD	03/25/35	Agreement with Deutsche Bank AG dated 2/19/05 to pay 2.25% per year times the notional amount. The Fund receives payment only upon a default event of Aegis Asset Backed Securities Trust, Series 2005-1, Class B3.	900
45,000	USD	09/25/35	Agreement with Deutsche Bank AG dated 2/19/05 to pay 1.30% per year times the notional amount. The Fund receives payment only upon a default event of Merrill Lynch Mortgage Investors, Inc., Series 2005-WMC1, Class B2.	723
45,000	USD	01/25/35	Agreement with Deutsche Bank AG dated 2/19/05 to pay 2.25% per year times the notional amount. The Fund receives payment only upon a default event of People's Choice Home Loan Securities Trust, Series 2005-1, Class B3.	1,025
45,000	USD	06/25/35	Agreement with Deutsche Bank AG dated 2/19/05 to pay 1.35% per year times the notional amount. The Fund receives payment only upon a default event of Novastar Home Equity Loan Trust, Series 2005-1, Class B2.	385
45,000	USD	06/25/35	Agreement with Deutsche Bank AG dated 2/19/05 to pay 2.25% per year times the notional amount. The Fund receives payment only upon a default event of Novastar Home Equity Loan Trust, Series 2005-1, Class B3.	584
45,000	USD	02/25/35	Agreement with Deutsche Bank AG dated 2/19/05 to pay 1.30% per year times the notional amount. The Fund receives payment only upon a default event of ACE Securities Corp., Series 2005-HE1, Class M8.	465
45,000	USD	11/25/34	Agreement with Deutsche Bank AG dated 2/19/05 to pay 1.40% per year times the notional amount. The Fund receives payment only upon a default event of Finance America Mortgage Loan, Series 2004-3, Class M8.	363
45,000	USD	02/25/35	Agreement with Deutsche Bank AG dated 2/19/05 to pay 2.20% per year times the notional amount. The Fund receives payment only upon a default event of ACE Securities Corp., Series 2005-HE1, Class M9.	677
45,000	USD	11/25/34	Agreement with Deutsche Bank AG dated 2/19/05 to pay 2.25% per year times the notional amount. The Fund receives payment only upon a default event of Argent Securities, Inc., Series 2004-W11, Class M10.	878
45,000	USD	12/25/34	Agreement with Deutsche Bank AG dated 2/19/05 to pay 1.25% per year times the notional amount. The Fund receives payment only upon a default event of MASTR Asset Backed Securities, Series 2005-NC1, Class M8.	149

Notes to Financial Statements (Continued)

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Credit Default Swaps (continued)
45,000	USD	12/25/34	Agreement with Deutsche Bank AG dated 2/19/05	$337
			to pay 2.20% per year times the notional amount.
			The Fund receives payment only upon a default event
			of MASTR Asset Backed Securities, Series 2005-NC1,
				Class M9.
114,545	USD	12/20/09	Agreement with Goldman Sachs dated 7/9/04 to receive 4.00% per year times the notional amount. The Fund makes payment only upon a default event of an entity within the CDX.NA.HY.3 B IBOXX Index.	8,448
100,000	USD	06/20/10	Agreement with Goldman Sachs dated 5/04/05 to receive 4.75% per year times the notional amount. The Fund makes payment only upon a default event of Ford Motor Credit Company Note.	7,801
500,000	USD	06/20/10	Agreement with Goldman Sachs dated 3/21/05 to receive 0.40% per year times the notional amount. The Fund makes payment only upon a default event of an entity within the CDX.NA.IG.4 IBOXX Index.	2,235
1,200,000	USD	06/20/10	Agreement with Goldman Sachs dated 3/21/05 to receive 0.40% per year times the notional amount. The Fund makes payment only upon a default event of an entity within the CDX.NA.IG.4 IBOXX Index.	5,364
60,000	USD	09/20/10	Agreement with Deutsche Bank AG dated 7/28/05 to receive 2.30% per year times the notional amount. The Fund makes payment only upon a default event of Eastman Kodak Company.	2,244
Interest Rate Swaps
4,170,000	USD	01/10/08	Agreement with Deutsche Bank AG dated 1/10/05 to receive the notional amount multiplied by 3.754% and to pay the notional amount multiplied by the 3 month Floating Rate LIBOR.	(65,725)
2,510,000	USD	06/17/10	Agreement with Deutsche Bank AG dated 6/17/05 to receive the notional amount multiplied by 4.313% and to pay the notional amount multiplied by the 3 month Floating Rate LIBOR.	(61,596)
				$(86,012)

Allocation of Operating Activity
   In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, which are directly attributable to a class of shares, are charged to that class' operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

In addition, the Destination Retirement Income Fund, Destination Retirement 2010 Fund, Destination Retirement 2020 Fund, Destination Retirement 2030 Fund and Destination Retirement 2040 Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and each Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by each Fund will vary.

Notes to Financial Statements (Continued)

Foreign Securities
   The Diversified International Fund and Overseas Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

3.  Management
Fees and Other
Transactions

Investment Management Fees
   Under agreements between the Trust and Massachusetts Mutual Life Insurance Company ("MassMutual") on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for this service, MassMutual receives advisory fees monthly based upon each Fund's average daily net assets at the following annual rates:

Strategic Bond Fund	0.55%
Strategic Balanced Fund	0.60%
Diversified Value Fund	0.50%
Fundamental Value Fund	0.65%
Value Equity Fund	0.70%
Large Cap Value Fund	0.65%
Indexed Equity Fund	0.10%
Core Opportunities Fund	0.70%
Blue Chip Growth Fund	0.70%
Large Cap Growth Fund	0.65%
Growth Equity Fund	0.68%
Aggressive Growth Fund	0.73%
OTC 100 Fund	0.15%
Focused Value Fund	0.69%
Mid-Cap Value Fund	0.70%
Small Cap Value Equity	0.75%
Small Company Value Fund	0.85%
Small Cap Core Equity Fund	0.75%
Mid Cap Growth Equity Fund	0.70%
Mid Cap Growth Equity II Fund	0.75%
Small Cap Growth Equity Fund	0.82%
Small Company Growth Fund	0.85%
Emerging Growth Fund	0.79%
Diversified International Fund	0.90%
Overseas Fund	1.00%
Destination Retirement Income Fund	0.05%
Destination Retirement 2010 Fund	0.05%
Destination Retirement 2020 Fund	0.05%
Destination Retirement 2030 Fund	0.05%
Destination Retirement 2040 Fund	0.05%

MassMutual has also entered into investment sub-advisory agreements with the following unaffiliated investment sub-advisers: AllianceBernstein L.P. for the Diversified Value Fund, the Large Cap Growth Fund and the Diversified International Fund; Wellington Management Company, LLP for the Fundamental Value Fund and a portion of the Small Cap Growth Equity Fund; Fidelity Management & Research Company for the Value Equity Fund; Davis Selected Advisers, L.P. for the Large Cap Value Fund; Northern Trust Investments, N.A. for the Indexed Equity Fund and the OTC 100 Fund; Grantham, Mayo, Van Otterloo & Co. LLC for the Growth Equity Fund; Sands Capital Management, LLC for a portion of the Aggressive Growth Fund; Cooke & Bieler, L.P. for the Mid-Cap Value Fund and a portion of the Focused Value Fund; Harris Associates, L.P. for a portion of the Focused Value Fund and a portion of the Overseas Fund; Clover Capital Management, Inc. for a portion of the Small Company Value Fund; EARNEST Partners, LLC for a portion of the Small Company Value Fund; Navellier & Associates, Inc. for the Mid Cap Growth Equity Fund; T. Rowe Price Associates, Inc. for the Blue Chip Growth Fund, the Mid Cap Growth Equity II Fund and a portion of the Small Company Value Fund; Waddell & Reed Investment Management Company for a portion of the Small Cap Growth Equity Fund; Mazama Capital Management, Inc. for a portion of the Small Company Growth Fund; Eagle Asset Management, Inc. for a portion of the Small Company Growth Fund; Delaware Management Company for a portion of the Emerging Growth Fund; Insight Capital Research & Management, Inc. for a portion of the Emerging Growth Fund; Massachusetts Financial Services Company for a portion of the Overseas Fund; Western Asset Management Company for a portion of

Notes to Financial Statements (Continued)

the Strategic Bond Fund and a portion of the Strategic Balanced Fund; Western Asset Management Company Limited for a portion of the Strategic Bond Fund and a portion of the Strategic Balanced Fund; ClearBridge Advisors, LLC for a portion of the Strategic Balanced Fund; Victory Capital Management, Inc. for the Core Opportunities Fund; SSgA Funds Management, Inc. for the Small Cap Value Equity Fund; and Goldman Sachs Asset Management, L.P. for the Small Cap Core Equity Fund. Effective June 5, 2006, Delaware Management Company manages the investment and reinvestment for a portion of the Aggressive Growth Fund. Prior to February 16, 2006, Fidelity Management & Research Company managed the investment and reinvestment of the Blue Chip Growth Fund. Prior to July 11, 2006, RS Investment Management, L.P. managed the investment and reinvestment of the Emerging Growth Fund. MassMutual pays a sub-advisory fee to each of these sub-advisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which the sub-adviser provides sub-advisory services and which have substantially the same investment objective, policies and investment strategies.

The Fund sub-adviser fees are paid out of the management fees previously disclosed above.

Administration Fees
   Under separate administrative and shareholder services agreements between each Fund and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee monthly based upon the average daily net assets of the applicable class of shares of the Fund at the following annual rates:

	Class A	Class L	Class Y	Class S	Class Z	Class N
Strategic Bond Fund	0.2500%	0.2500%	0.1000%	0.0500%	N/A	0.3000%
Strategic Balanced Fund	0.3270%	0.3270%	0.1770%	0.1270%	N/A	0.3770%
Diversified Value Fund	0.3083%	0.2683%	0.1583%	0.0583%	N/A	0.3683%
Fundamental Value Fund	0.3129%	0.3129%	0.1629%	0.1229%	N/A	0.3629%
Value Equity Fund	0.2785%	0.2785%	0.1285%	0.0785%	N/A	0.3285%
Large Cap Value Fund	0.3244%	0.3244%	0.1744%	0.0844%	N/A	0.3744%
Indexed Equity Fund	0.4797%	0.4797%	0.3297%	0.2997%	0.0855%	0.5297%
Core Opportunities Fund	0.3000%	0.3000%	0.1500%	0.0500%	N/A	0.3500%
Blue Chip Growth Fund	0.4085%	0.4085%	0.2885%	0.1585%	N/A	0.4585%
Large Cap Growth Fund	0.3529%	0.3529%	0.2029%	0.1629%	N/A	0.4029%
Growth Equity Fund	0.2975%	0.2975%	0.1475%	0.0875%	N/A	0.3475%
Aggressive Growth Fund	0.3444%	0.3444%	0.1944%	0.0944%	N/A	0.3944%
OTC 100 Fund	0.6244%	0.6244%	0.4744%	0.3744%	N/A	0.6744%
Focused Value Fund	0.3344%	0.3344%	0.1844%	0.0844%	N/A	0.3844%
Mid-Cap Value Fund	0.3000%	0.3000%	0.1500%	0.0500%	N/A	0.3500%
Small Cap Value Equity Fund	0.3000%	0.3000%	0.1500%	0.0500%	N/A	0.3500%
Small Company Value Fund	0.3593%	0.3593%	0.2093%	0.1693%	N/A	0.4093%
Small Cap Core Equity	0.3000%	0.3000%	0.1500%	0.0500%	N/A	0.3500%
Mid Cap Growth Equity Fund	0.3075%	0.3075%	0.1575%	0.0875%	N/A	0.3575%
Mid Cap Growth Equity II Fund	0.3244%	0.3244%	0.1744%	0.0844%	N/A	0.3744%
Small Cap Growth Equity Fund	0.4075%	0.4075%	0.2575%	0.1175%	N/A	0.4575%
Small Company Growth Fund	0.3491%	0.3491%	0.1991%	0.1591%	N/A	0.3991%
Emerging Growth Fund	0.3344%	0.3344%	0.1844%	0.0844%	N/A	0.3844%
Diversified International Fund	0.3000%	0.3000%	0.1500%	0.0500%	N/A	0.3500%
Overseas Fund	0.2443%	0.2443%	0.0943%	0.0443%	N/A	0.2943%
Destination Retirement Income Fund	0.1459%	0.1459%	0.0459%	0.0200%	N/A	0.1959%
Destination Retirement 2010 Fund	0.1696%	0.1696%	0.0696%	0.0196%	N/A	0.2196%
Destination Retirement 2020 Fund	0.1758%	0.1758%	0.0758%	0.0258%	N/A	0.2258%
Destination Retirement 2030 Fund	0.1733%	0.1733%	0.0733%	0.0233%	N/A	0.2233%
Destination Retirement 2040 Fund	0.1616%	0.1616%	0.0616%	0.0116%	N/A	0.2116%

Notes to Financial Statements (Continued)

Distribution and Service Fees
   MML Distributors, LLC (the "Distributor") acts as distributor to each Fund. Pursuant to separate 12b-1 Plans adopted by the Funds, Class A shares of each fund pay a fee of 0.25% of the average daily net asset value of the Fund to: (i) the Distributor for services provided and expenses incurred by its connection with the distribution of Class A shares of the Fund; and (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Class A shareholders. Pursuant to separate 12b-1 Plans adopted by the Funds, Class N shares of each fund pay a fee of 0.50% of the average daily net asset value of the Fund as follows: 0.25% of the average daily net asset value of the Fund to the Distributor for services provided and expenses incurred by its connection with the distribution of Class N shares of the Fund; and 0.25% of the average daily net asset value of the Fund to MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Class N shareholders. The Distribution fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class A or Class N shares of the Fund. The Servicing Fee may be spent by MassMutual on personal services rendered to Class A or Class N shareholders of a Fund and/or maintenance of Class A or Class N shareholder accounts. The Distributor is a majority owned subsidiary of MassMutual. In addition, OppenheimerFunds Distributor, Inc. (the "Sub-Distributor") acts as a sub-distributor to each Fund. The Sub-Distributor is an affiliate of the Distributor and an indirect majority owned subsidiary of MassMutual.

Indirect Expenses
   The Destination Retirement Income Fund, Destination Retirement 2010 Fund, Destination Retirement 2020 Fund, Destination Retirement 2030 Fund and Destination Retirement 2040 Fund incur fees and expenses indirectly as shareholders in the underlying funds. For the year ended December 31, 2006, these expenses were as follows:

Indirect Operating Expenses
Destination Retirement Income Fund	0.65%
Destination Retirement 2010 Fund	0.69%
Destination Retirement 2020 Fund	0.74%
Destination Retirement 2030 Fund	0.84%
Destination Retirement 2040 Fund	0.88%

Expense Caps and Waivers
   MassMutual agreed to cap the fees and expenses of the following Funds through March 31, 2007, unless otherwise noted, as follows:

	Class A	Class L	Class Y	Class S	Class N
Strategic Bond Fund	1.00%	0.75%	0.75%	0.70%	1.30%
Strategic Balanced Fund	1.21%	0.96%	0.81%	0.76%	1.51%
Diversified Value Fund*	1.09%	0.80%	0.69%	0.59%	1.40%
Core Opportunities Fund	1.35%	1.10%	0.95%	0.90%	1.65%
Mid-Cap Value Fund**	1.38%	1.13%	0.98%	0.88%	1.68%
Small Cap Value Equity Fund	1.40%	1.15%	1.00%	0.95%	1.70%
Small Cap Core Equity Fund	1.40%	1.15%	1.00%	0.95%	1.70%
Diversified International Fund**	1.42%	1.17%	1.09%	0.99%	1.72%
Destination Retirement Income Fund	0.50%	0.25%	0.15%	0.12%	0.80%
Destination Retirement 2010 Fund	0.50%	0.25%	0.15%	0.10%	0.80%
Destination Retirement 2020 Fund	0.50%	0.25%	0.15%	0.10%	0.80%
Destination Retirement 2030 Fund	0.50%	0.25%	0.15%	0.10%	0.80%
Destination Retirement 2040 Fund	0.50%	0.25%	0.15%	0.10%	0.80%

*  Expense caps in effect through April 30, 2006.

**  Expense caps in effect through March 31, 2008.

Notes to Financial Statements (Continued)

Effective March 31, 2006, MassMutual has agreed to voluntarily waive, through March 31, 2007, 0.20% of the administration fees for Classes A, L and N of the Indexed Equity Fund and 0.10% of the administration fees for Classes A, L and N of the Overseas Fund. MassMutual has also agreed to voluntarily waive, through March 31, 2007, 0.10% of the management fees for each class of the Blue Chip Growth Fund. Effective May 1, 2005, MassMutual has agreed to voluntarily waive, through March 31, 2006, 0.08% of the management fee of all classes of the Aggressive Growth Fund.

Brokerage Commissions
  The Strategic Balanced Fund, Fundamental Value Fund, Value Equity Fund, Large Cap Value Fund, Core Opportunities Fund, Blue Chip Growth Fund, Large Cap Growth Fund, Aggressive Growth Fund, Focused Value Fund, Mid-Cap Value Fund, Small Company Value Fund, Mid Cap Growth Equity Fund, Mid Cap Growth Equity II Fund, Small Cap Growth Equity Fund, Small Company Growth Fund and Overseas Fund have entered into agreements with certain brokers whereby the brokers will rebate, in cash, a portion of brokerage commissions. For the year ended December 31, 2006, brokerage commissions under these agreements are as follows:

Commisions
Strategic Balanced Fund	$14,543
Fundamental Value Fund	73,201
Value Equity Fund	13,116
Large Cap Value Fund	28,019
Core Opportunities Fund	8,948
Blue Chip Growth Fund	29,563
Large Cap Growth Fund	12,334
Aggressive Growth Fund	28,532
Focused Value Fund	151,889
Mid-Cap Value Fund	2,248
Small Company Value Fund	165,616
Mid Cap Growth Equity Fund	53,471
Mid Cap Growth Equity II Fund	63,339
Small Cap Growth Equity Fund	207,769
Small Company Growth Fund	96,374
Overseas Fund	49,895

Other
   Certain officers and trustees of the Funds are also officers of MassMutual. The compensation of each trustee who is not an officer of MassMutual is borne by the Funds.

The following table shows certain concentrations of principal shareholders of each Fund with record or Beneficial ownership as of December 31, 2006. Investment activities of these shareholders could have a material effect on the respective Fund.

	Shareholders Holding in Excess of 10% of Fund's Outstanding Shares ("Principal Shareholders")	Total % owned by Principal Shareholders	Total % Ownership by Related Party
Strategic Bond Fund	3	70.3%	65.3%
Strategic Balanced Fund	2	64.7%	81.1%
Diversified Value Fund	4	73.0%	87.8%
Fundamental Value Fund	3	67.1%	17.9%
Value Equity Fund	3	89.9%	94.8%
Large Cap Value Fund	3	60.0%	68.4%
Indexed Equity Fund	5	84.7%	72.6%
Core Opportunities Fund	4	89.3%	57.3%
Blue Chip Growth Fund	3	88.6%	98.2%

Notes to Financial Statements (Continued)

	Shareholders Holding in Excess of 10% of Fund's Outstanding Shares ("Principal Shareholders")	Total % owned by Principal Shareholders	Total % Ownership by Related Party
Large Cap Growth Fund	4	87.4%	0.0%
Growth Equity Fund	3	46.8%	79.7%
Aggressive Growth Fund	2	40.0%	94.5%
OTC 100 Fund	3	89.5%	93.0%
Focused Value Fund	4	80.0%	91.5%
Small Company Value Fund	4	78.3%	8.6%
Small Cap Core Equity Fund	2	65.9%	59.7%
Mid Cap Growth Equity Fund	4	84.8%	0.0%
Mid Cap Growth Equity II Fund	4	74.5%	82.7%
Small Cap Growth Equity Fund	4	91.2%	93.2%
Small Company Growth Fund	4	81.6%	43.1%
Emerging Growth Fund	6	85.1%	99.4%
Diversified International Fund	1	81.8%	14.8%
Overseas Fund	4	72.3%	77.2%
Destination Retirement Income Fund	2	68.1%	50.3%
Destination Retirement 2010 Fund	4	68.5%	68.6%
Destination Retirement 2020 Fund	3	69.9%	79.1%
Destination Retirement 2030 Fund	3	71.0%	79.6%
Destination Retirement 2040 Fund	2	65.0%	80.6%

Principal shareholders hold 10% or more of shares outstanding.

Deferred Compensation
   Trustees of the Funds that are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of the Non-Qualified Deferred Compensation Plan. Any amounts deferred shall accrue interest at a rate equal to eight percent (8%) per annum

For the year ended December 31, 2006, no significant amounts have been deferred.

4.  Purchases and Sales of Investments
   Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2006, were as follows:

		Long-Term U.S. Government Securities	Other Long-Term Securities
Purchases	Strategic Bond Fund	$306,791,664	$65,437,147
	Strategic Balanced Fund	125,411,441	58,223,395
	Diversified Value Fund	-	216,775,245
	Fundamental Value Fund	-	546,903,591
	Value Equity Fund	-	174,789,509
	Large Cap Value Fund	-	265,667,557
	Indexed Equity Fund	-	124,376,282
	Core Opportunities Fund	-	36,343,935
	Blue Chip Growth Fund	-	420,375,537
	Large Cap Growth Fund	-	38,148,133
	Growth Equity Fund	-	947,137,508
	Aggressive Growth Fund	-	322,793,081
	OTC 100 Fund	-	3,693,687
	Focused Value Fund	-	318,372,087
	Mid-Cap Value Fund	-	60,746,228
	Small Cap Value Equity Fund	-	42,926,642

Notes to Financial Statements (Continued)

		Long-Term U.S. Government Securities	Other Long-Term Securities
Purchases	Small Company Value Fund	$-	$482,489,023
	Small Cap Core Equity Fund	-	37,606,756
	Mid Cap Growth Equity Fund	-	229,588,837
	Mid Cap Growth Equity II Fund	-	534,634,485
	Small Cap Growth Equity Fund	-	498,019,292
	Small Company Growth Fund	-	162,418,046
	Emerging Growth Fund	-	337,618,219
	Diversified International Fund	-	9,249,865
	Overseas Fund	-	596,832,411
	Destination Retirement Income Fund	-	96,874,835
	Destination Retirement 2010 Fund	-	114,130,525
	Destination Retirement 2020 Fund	-	307,455,422
	Destination Retirement 2030 Fund	-	242,681,468
	Destination Retirement 2040 Fund	-	146,150,133
Sales	Strategic Bond Fund	$295,964,155	$17,030,810
	Strategic Balanced Fund	131,310,802	59,573,479
	Diversified Value Fund	-	58,314,177
	Fundamental Value Fund	-	487,009,105
	Value Equity Fund	-	186,038,087
	Large Cap Value Fund	-	263,667,336
	Indexed Equity Fund	-	86,653,398
	Core Opportunities Fund	-	12,534,692
	Blue Chip Growth Fund	-	389,490,319
	Large Cap Growth Fund	-	39,505,022
	Growth Equity Fund	-	1,085,415,213
	Aggressive Growth Fund	-	301,699,070
	OTC 100 Fund	-	19,743,289
	Focused Value Fund	-	384,259,477
	Mid-Cap Value Fund	-	1,165,739
	Small Cap Value Equity Fund	-	10,922,257
	Small Company Value Fund	-	355,804,676
	Small Cap Core Equity Fund	-	12,589,170
	Mid Cap Growth Equity Fund	-	248,896,294
	Mid Cap Growth Equity II Fund	-	612,979,180
	Small Cap Growth Equity Fund	-	506,480,622
	Small Company Growth Fund	-	163,556,478
	Emerging Growth Fund	-	358,270,482
	Diversified International Fund	-	-
	Overseas Fund	-	381,627,166
	Destination Retirement Income Fund	-	71,832,936
	Destination Retirement 2010 Fund	-	47,519,771
	Destination Retirement 2020 Fund	-	164,174,082
	Destination Retirement 2030 Fund	-	123,701,077
	Destination Retirement 2040 Fund	-	89,025,279

Notes to Financial Statements (Continued)

5.  Capital Share Transactions
   The Funds are authorized to issue an unlimited number of shares, with no par value in each class of shares. Changes in shares outstanding for each Fund are as follows:

	Class A
	Year ended December 31, 2006		Year ended December 31, 2005
	Shares	Amount	Shares	Amount
Strategic Bond Fund
Sold	2,776,260	$27,948,119	2,348,884	$23,729,809
Issued as reinvestment of dividends	140,762	1,410,514	34,157	340,548
Redeemed	(1,048,130)	(10,563,742)	(317,132)	(3,203,350)
Net increase (decrease)	1,868,892	$18,794,891	2,065,909	$20,867,007
Strategic Balanced Fund
Sold	825,933	$9,080,612	1,708,793	$17,969,339
Issued as reinvestment of dividends	83,294	948,726	54,452	577,731
Redeemed	(583,195)	(6,392,301)	(2,432,523)	(25,739,975)
Net increase (decrease)	326,032	$3,637,037	(669,278)	$(7,192,905)
Diversified Value Fund
Sold	4,408,393	$54,575,392	2,536,289	$28,285,481
Issued as reinvestment of dividends	263,206	3,409,637	78,067	882,209
Redeemed	(1,036,368)	(12,707,468)	(410,569)	(4,614,435)
Net increase (decrease)	3,635,231	$45,277,561	2,203,787	$24,553,255
Fundamental Value Fund
Sold	9,204,707	$112,589,433	6,995,767	$77,210,290
Issued as reinvestment of dividends	2,179,576	26,646,405	728,863	8,163,269
Redeemed	(8,753,987)	(106,158,506)	(5,061,414)	(55,725,222)
Net increase (decrease)	2,630,296	$33,077,332	2,663,216	$29,648,337
Value Equity Fund
Sold	816,647	$8,925,476	532,262	$5,699,921
Issued as reinvestment of dividends	419,428	4,227,812	249,642	2,638,317
Redeemed	(1,190,353)	(13,215,755)	(467,799)	(4,998,635)
Net increase (decrease)	45,722	$(62,467)	314,105	$3,339,603
Large Cap Value Fund
Sold	12,150,939	$142,902,434	12,908,778	$136,784,623
Issued as reinvestment of dividends	106,412	1,362,070	138,374	1,568,893
Redeemed	(12,400,519)	(146,685,310)	(7,265,756)	(77,425,645)
Net increase (decrease)	(143,168)	$(2,420,806)	5,781,396	$60,927,871
Indexed Equity Fund
Sold	7,845,772	$95,167,656	10,726,779	$119,454,364
Issued as reinvestment of dividends	271,793	3,522,431	232,429	2,686,879
Redeemed	(8,993,650)	(109,479,350)	(12,073,641)	(135,126,396)
Net increase (decrease)	(876,085)	$(10,789,263)	(1,114,433)	$(12,985,153)
Core Opportunities Fund*
Sold	898,589	$8,988,287	-	$-
Issued as reinvestment of dividends	2,429	25,896	-	-
Redeemed	(44,593)	(455,268)	-	-
Net increase (decrease)	856,425	$8,558,915	-	$-
Blue Chip Growth Fund
Sold	1,835,056	$16,656,533	1,455,755	$12,556,957
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(1,909,956)	(17,541,822)	(1,652,833)	(14,411,435)
Net increase (decrease)	(74,900)	$(885,289)	(197,078)	$(1,854,478)
Large Cap Growth Fund
Sold	705,288	$7,119,608	208,869	$2,008,589
Issued as reinvestment of dividends	33,429	328,937	-	-
Redeemed	(236,258)	(2,384,493)	(94,707)	(889,862)
Net increase (decrease)	502,459	$5,064,052	114,162	$1,118,727
Growth Equity Fund
Sold	3,943,759	$31,251,222	8,481,315	$65,709,786
Issued as reinvestment of dividends	776	6,260	7,476	60,480
Redeemed	(17,827,647)	(142,392,901)	(8,918,946)	(69,158,911)
Net increase (decrease)	(13,883,112)	$(111,135,419)	(430,155)	$(3,388,645)

Notes to Financial Statements (Continued)

	Class A
	Year ended December 31, 2006		Year ended December 31, 2005
	Shares	Amount	Shares	Amount
Aggressive Growth Fund
Sold	7,782,836	$47,480,416	10,875,467	$64,044,062
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(10,258,886)	(62,403,916)	(9,458,104)	(54,789,105)
Net increase (decrease)	(2,476,050)	$(14,923,500)	1,417,363	$9,254,957
OTC 100 Fund
Sold	1,339,825	$5,494,961	1,767,636	$6,868,361
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(2,760,942)	(11,439,402)	(3,272,640)	(12,741,607)
Net increase (decrease)	(1,421,117)	$(5,944,441)	(1,505,004)	$(5,873,246)
Focused Value Fund
Sold	6,004,128	$107,872,935	5,964,966	$106,165,181
Issued as reinvestment of dividends	1,460,006	26,234,307	1,318,850	22,393,140
Redeemed	(7,295,756)	(128,762,964)	(5,062,999)	(90,390,857)
Net increase (decrease)	168,378	$5,344,278	2,220,817	$38,167,464
Mid-Cap Value Fund**
Sold	61,616	$688,940	-	$-
Issued as reinvestment of dividends	124	1,411	-	-
Redeemed	(18,202)	(208,810)	-	-
Net increase (decrease)	43,538	$481,541	-	$-
Small Cap Value Equity Fund*
Sold	344,341	$3,495,332	-	$-
Issued as reinvestment of dividends	1,251	13,502	-	-
Redeemed	(10,332)	(107,404)	-	-
Net increase (decrease)	335,260	$3,401,430	-	$-
Small Company Value Fund
Sold	6,424,793	$99,568,954	4,037,413	$57,388,767
Issued as reinvestment of dividends	713,445	10,802,432	413,561	5,943,541
Redeemed	(5,301,475)	(81,314,874)	(2,988,005)	(42,291,187)
Net increase (decrease)	1,836,763	$29,056,512	1,462,969	$21,041,121
Small Cap Core Equity Fund *
Sold	79,503	$782,482	-	$-
Issued as reinvestment of dividends	47	482	-	-
Redeemed	(2,917)	(29,295)	-	-
Net increase (decrease)	76,633	$753,669	-	$-
Mid Cap Growth Equity Fund
Sold	1,629,814	$17,188,740	1,790,605	$16,189,654
Issued as reinvestment of dividends	4,895	50,416	-	-
Redeemed	(2,162,386)	(21,948,416)	(1,714,635)	(15,334,501)
Net increase (decrease)	(527,677)	$(4,709,260)	75,970	$855,153
Mid Cap Growth Equity II Fund
Sold	9,861,471	$143,065,514	11,001,863	$148,072,331
Issued as reinvestment of dividends	1,616,135	22,627,219	903,025	12,815,323
Redeemed	(10,778,817)	(155,280,632)	(5,868,872)	(79,208,074)
Net increase (decrease)	698,789	$10,412,101	6,036,016	$81,679,580
Small Cap Growth Equity Fund
Sold	3,296,723	$54,467,470	3,171,862	$46,429,099
Issued as reinvestment of dividends	473,560	7,543,806	-	-
Redeemed	(2,921,175)	(47,634,141)	(2,345,197)	(33,755,660)
Net increase (decrease)	849,108	$14,377,135	826,665	$12,673,439
Small Company Growth Fund
Sold	3,341,080	$35,384,659	2,412,491	$22,469,859
Issued as reinvestment of dividends	450,503	4,581,035	164,119	1,516,456
Redeemed	(3,564,793)	(36,824,501)	(2,800,416)	(26,122,050)
Net increase (decrease)	226,790	$3,141,193	(223,806)	$(2,135,735)

Notes to Financial Statements (Continued)

	Class A
	Year ended December 31, 2006		Year ended December 31, 2005
	Shares	Amount	Shares	Amount
Emerging Growth Fund
Sold	1,087,125	$6,707,674	1,437,251	$7,963,663
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(1,426,372)	(8,498,950)	(3,505,464)	(19,779,300)
Net increase (decrease)	(339,247)	$(1,791,276)	(2,068,213)	$(11,815,637)
Diversified International Fund***
Sold	10,010	$100,100	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-
Net increase (decrease)	10,010	$100,100	-	$-
Overseas Fund
Sold	11,803,013	$146,273,893	7,997,440	$89,794,360
Issued as reinvestment of dividends	1,943,931	24,721,000	1,788,506	19,755,261
Redeemed	(8,453,687)	(105,425,589)	(4,005,459)	(44,912,290)
Net increase (decrease)	5,293,257	$65,569,304	5,780,487	$64,637,331
Destination Retirement Income Fund
Sold	2,487,800	$25,601,104	3,846,111	$39,845,126
Issued as reinvestment of dividends	213,906	2,193,703	154,128	1,574,725
Redeemed	(1,607,348)	(16,550,160)	(1,171,542)	(12,106,406)
Net increase (decrease)	1,094,358	$11,244,647	2,828,697	$29,313,445
Destination Retirement 2010 Fund
Sold	3,343,813	$35,854,891	2,693,595	$28,652,005
Issued as reinvestment of dividends	210,404	2,266,373	96,655	1,023,789
Redeemed	(1,383,257)	(14,868,899)	(609,125)	(6,467,029)
Net increase (decrease)	2,170,960	$23,252,365	2,181,125	$23,208,765
Destination Retirement 2020 Fund
Sold	7,509,092	$83,298,361	7,634,103	$82,762,667
Issued as reinvestment of dividends	583,471	6,498,616	281,451	3,081,606
Redeemed	(3,399,372)	(37,750,152)	(1,735,682)	(18,619,028)
Net increase (decrease)	4,693,191	$52,046,825	6,179,872	$67,225,245
Destination Retirement 2030 Fund
Sold	5,699,913	$67,240,317	4,185,575	$47,223,105
Issued as reinvestment of dividends	398,633	4,739,725	147,156	1,692,407
Redeemed	(2,242,622)	(26,450,199)	(783,178)	(8,743,024)
Net increase (decrease)	3,855,924	$45,529,843	3,549,553	$40,172,488
Destination Retirement 2040 Fund
Sold	2,660,814	$32,348,078	2,276,690	$25,804,156
Issued as reinvestment of dividends	191,643	2,342,162	57,348	672,297
Redeemed	(1,350,830)	(16,310,822)	(616,717)	(6,904,448)
Net increase (decrease)	1,501,627	$18,379,418	1,717,321	$19,572,005
	Class L
	Year ended December 31, 2006		Year ended December 31, 2005
	Shares	Amount	Shares	Amount
Strategic Bond Fund
Sold	1,427,387	$14,320,171	381,777	$3,834,876
Issued as reinvestment of dividends	68,614	688,929	6,718	67,113
Redeemed	(98,272)	(987,441)	(4,598)	(46,287)
Net increase (decrease)	1,397,729	$14,021,659	383,897	$3,855,702
Strategic Balanced Fund
Sold	1,881,633	$20,810,824	2,279,647	$23,912,167
Issued as reinvestment of dividends	265,207	3,026,009	246,847	2,621,520
Redeemed	(3,421,961)	(37,827,836)	(2,982,704)	(31,329,641)
Net increase (decrease)	(1,275,121)	$(13,991,003)	(456,210)	$(4,795,954)
Diversified Value Fund
Sold	2,725,099	$33,476,404	730,346	$8,208,910
Issued as reinvestment of dividends	193,585	2,516,315	80,411	910,231
Redeemed	(1,122,998)	(13,503,833)	(71,879)	(799,692)
Net increase (decrease)	1,795,686	$22,488,886	738,878	$8,319,449

Notes to Financial Statements (Continued)

	Class L
	Year ended December 31, 2006		Year ended December 31, 2005
	Shares	Amount	Shares	Amount
Fundamental Value Fund
Sold	12,300,387	$148,470,874	5,473,405	$60,338,413
Issued as reinvestment of dividends	2,187,060	26,849,375	707,403	7,951,202
Redeemed	(11,025,060)	(136,195,386)	(7,403,220)	(81,342,279)
Net increase (decrease)	3,462,387	$39,124,863	(1,222,412)	$(13,052,664)
Value Equity Fund
Sold	403,675	$4,444,324	165,026	$1,775,094
Issued as reinvestment of dividends	182,898	1,845,544	78,361	829,967
Redeemed	(222,218)	(2,474,321)	(121,055)	(1,294,772)
Net increase (decrease)	364,355	$3,815,547	122,332	$1,310,289
Large Cap Value Fund
Sold	11,470,621	$135,569,050	9,502,507	$101,174,284
Issued as reinvestment of dividends	172,806	2,220,553	215,532	2,452,234
Redeemed	(13,500,137)	(160,965,826)	(7,423,968)	(79,093,818)
Net increase (decrease)	(1,856,710)	$(23,176,223)	2,294,071	$24,532,700
Indexed Equity Fund
Sold	7,923,035	$96,785,715	9,443,482	$106,083,646
Issued as reinvestment of dividends	364,847	4,741,880	322,255	3,734,937
Redeemed	(6,981,915)	(85,084,315)	(4,845,121)	(54,272,071)
Net increase (decrease)	1,305,967	$16,443,280	4,920,616	$55,546,512
Core Opportunities Fund*
Sold	774,820	$7,888,460	-	$-
Issued as reinvestment of dividends	2,984	31,841	-	-
Redeemed	(32,105)	(322,620)	-	-
Net increase (decrease)	745,699	$7,597,681	-	$-
Blue Chip Growth Fund
Sold	11,648,346	$107,753,876	7,456,352	$64,885,981
Issued as reinvestment of dividends	17,020	167,310	7,024	64,479
Redeemed	(12,968,851)	(120,243,845)	(12,031,297)	(104,890,654)
Net increase (decrease)	(1,303,485)	$(12,322,659)	(4,567,921)	$(39,940,194)
Large Cap Growth Fund
Sold	343,758	$3,627,493	89,542	$872,243
Issued as reinvestment of dividends	6,203	62,649	-	-
Redeemed	(287,296)	(2,789,742)	(1,011,711)	(8,818,021)
Net increase (decrease)	62,665	$900,400	(922,169)	$(7,945,778)
Growth Equity Fund
Sold	20,226,554	$160,352,050	8,023,892	$62,496,167
Issued as reinvestment of dividends	173,655	1,413,920	99,452	813,516
Redeemed	(17,397,236)	(139,495,824)	(7,460,743)	(58,327,143)
Net increase (decrease)	3,002,973	$22,270,146	662,601	$4,982,540
Aggressive Growth Fund
Sold	17,113,585	$105,466,073	10,230,142	$62,500,195
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(15,346,599)	(94,617,473)	(6,283,999)	(37,457,169)
Net increase (decrease)	1,766,986	$10,848,600	3,946,143	$25,043,026
OTC 100 Fund
Sold	565,891	$2,380,620	1,281,497	$5,034,418
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(1,440,277)	(5,988,279)	(1,338,273)	(5,346,315)
Net increase (decrease)	(874,386)	$(3,607,659)	(56,776)	$(311,897)
Focused Value Fund
Sold	5,943,460	$105,502,724	3,427,366	$61,803,068
Issued as reinvestment of dividends	1,104,159	20,119,852	949,736	16,318,395
Redeemed	(6,639,203)	(120,491,388)	(2,788,404)	(50,001,597)
Net increase (decrease)	408,416	$5,131,188	1,588,698	$28,119,866

Notes to Financial Statements (Continued)

	Class L
	Year ended December 31, 2006		Year ended December 31, 2005
	Shares	Amount	Shares	Amount
Mid-Cap Value Fund**
Sold	153,230	$1,713,496	-	$-
Issued as reinvestment of dividends	331	3,762	-	-
Redeemed	(10,934)	(125,133)	-	-
Net increase (decrease)	142,627	$1,592,125	-	$-
Small Cap Value Equity Fund*
Sold	95,295	$1,002,037	-	$-
Issued as reinvestment of dividends	394	4,252	-	-
Redeemed	(266)	(2,766)	-	-
Net increase (decrease)	95,423	$1,003,523	-	$-
Small Company Value Fund
Sold	5,253,600	$81,130,876	2,646,588	$37,515,010
Issued as reinvestment of dividends	659,456	10,055,595	379,682	5,478,826
Redeemed	(4,080,260)	(62,868,075)	(2,408,512)	(34,086,838)
Net increase (decrease)	1,832,796	$28,318,396	617,758	$8,906,998
Small Cap Core Equity Fund*
Sold	256,062	$2,526,095	-	$-
Issued as reinvestment of dividends	377	3,871	-	-
Redeemed	(9,030)	(86,425)	-	-
Net increase (decrease)	247,409	$2,443,541	-	$-
Mid Cap Growth Equity Fund
Sold	1,303,412	$14,057,986	1,441,597	$13,246,369
Issued as reinvestment of dividends	13,320	139,593	-	-
Redeemed	(2,348,248)	(24,169,115)	(1,661,780)	(15,119,845)
Net increase (decrease)	(1,031,516)	$(9,971,536)	(220,183)	$(1,873,476)
Mid Cap Growth Equity II Fund
Sold	15,278,507	$224,690,143	12,719,545	$173,939,040
Issued as reinvestment of dividends	2,715,551	38,621,636	1,444,600	20,803,086
Redeemed	(16,244,135)	(239,015,404)	(9,217,491)	(123,587,401)
Net increase (decrease)	1,749,923	$24,296,375	4,946,654	$71,154,725
Small Cap Growth Equity Fund
Sold	2,191,537	$36,890,961	2,517,452	$36,839,555
Issued as reinvestment of dividends	373,515	6,062,153	-	-
Redeemed	(3,677,407)	(61,297,612)	(2,013,948)	(29,300,023)
Net increase (decrease)	(1,112,355)	$(18,344,498)	503,504	$7,539,532
Small Company Growth Fund
Sold	2,360,646	$25,157,433	875,692	$8,202,561
Issued as reinvestment of dividends	215,767	2,225,883	71,048	664,296
Redeemed	(2,520,749)	(26,441,565)	(2,286,567)	(21,150,311)
Net increase (decrease)	55,664	$941,751	(1,339,827)	$(12,283,454)
Emerging Growth Fund
Sold	2,965,454	$18,379,237	1,681,359	$9,497,770
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(6,512,774)	(40,457,095)	(2,021,099)	(11,566,827)
Net increase (decrease)	(3,547,320)	$(22,077,858)	(339,740)	$(2,069,057)
Diversified International Fund***
Sold	10,010	$100,100	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-
Net increase (decrease)	10,010	$100,100	-	$-
Overseas Fund
Sold	12,336,284	$151,856,410	6,935,040	$78,117,254
Issued as reinvestment of dividends	1,891,415	24,204,494	1,925,810	21,388,979
Redeemed	(11,344,115)	(143,629,654)	(5,712,303)	(64,199,026)
Net increase (decrease)	2,883,584	$32,431,250	3,148,547	$35,307,207

Notes to Financial Statements (Continued)

	Class L
	Year ended December 31, 2006		Year ended December 31, 2005
	Shares	Amount	Shares	Amount
Destination Retirement Income Fund
Sold	2,778,537	$28,845,873	3,678,923	$38,205,352
Issued as reinvestment of dividends	427,570	4,402,893	419,616	4,303,193
Redeemed	(4,037,309)	(41,813,417)	(3,543,188)	(36,815,729)
Net increase (decrease)	(831,202)	$(8,564,651)	555,351	$5,692,816
Destination Retirement 2010 Fund
Sold	2,092,093	$22,660,053	1,524,326	$16,246,283
Issued as reinvestment of dividends	185,633	2,008,417	116,833	1,241,056
Redeemed	(1,256,101)	(13,510,875)	(448,488)	(4,778,648)
Net increase (decrease)	1,021,625	$11,157,595	1,192,671	$12,708,691
Destination Retirement 2020 Fund
Sold	7,852,565	$87,765,918	8,730,396	$94,622,716
Issued as reinvestment of dividends	1,174,305	13,147,669	783,140	8,606,175
Redeemed	(6,384,716)	(71,280,860)	(7,527,433)	(81,614,999)
Net increase (decrease)	2,642,154	$29,632,727	1,986,103	$21,613,892
Destination Retirement 2030 Fund
Sold	5,950,843	$70,652,278	4,990,776	$55,669,218
Issued as reinvestment of dividends	804,908	9,614,500	460,311	5,310,425
Redeemed	(4,965,560)	(58,971,805)	(4,887,006)	(54,469,070)
Net increase (decrease)	1,790,191	$21,294,973	564,081	$6,510,573
Destination Retirement 2040 Fund
Sold	4,639,907	$56,854,306	3,592,445	$40,604,042
Issued as reinvestment of dividends	600,257	7,365,263	256,796	3,016,953
Redeemed	(3,502,908)	(42,745,624)	(3,740,092)	(42,180,876)
Net increase (decrease)	1,737,256	$21,473,945	109,149	$1,440,119
	Class Y
	Year ended December 31, 2006		Year ended December 31, 2005
	Shares	Amount	Shares	Amount
Strategic Bond Fund
Sold	6,214,089	$62,493,589	5,978,142	$60,501,460
Issued as reinvestment of dividends	414,247	4,163,489	103,694	1,035,904
Redeemed	(1,637,456)	(16,404,573)	(142,374)	(1,438,522)
Net increase (decrease)	4,990,880	$50,252,505	5,939,462	$60,098,842
Strategic Balanced Fund
Sold	3,382,597	$37,132,285	1,795,987	$18,744,733
Issued as reinvestment of dividends	272,239	3,108,967	199,694	2,120,756
Redeemed	(2,740,980)	(30,112,589)	(4,079,675)	(42,825,062)
Net increase (decrease)	913,856	$10,128,663	(2,083,994)	$(21,959,573)
Diversified Value Fund
Sold	8,325,737	$99,628,898	5,143,235	$58,293,210
Issued as reinvestment of dividends	486,656	6,320,364	150,645	1,705,057
Redeemed	(2,964,988)	(35,537,372)	(373,490)	(4,216,247)
Net increase (decrease)	5,847,405	$70,411,890	4,920,390	$55,782,020
Fundamental Value Fund
Sold	3,853,902	$46,981,680	3,439,957	$37,507,575
Issued as reinvestment of dividends	959,842	11,802,506	265,156	2,983,005
Redeemed	(1,566,182)	(19,165,257)	(7,256,837)	(79,886,330)
Net increase (decrease)	3,247,562	$39,618,929	(3,551,724)	$(39,395,750)
Value Equity Fund
Sold	230,879	$2,522,788	240,576	$2,607,371
Issued as reinvestment of dividends	77,280	784,165	36,935	393,071
Redeemed	(191,189)	(2,112,628)	(162,398)	(1,739,737)
Net increase (decrease)	116,970	$1,194,325	115,113	$1,260,705
Large Cap Value Fund
Sold	7,344,424	$86,210,374	4,566,851	$48,011,207
Issued as reinvestment of dividends	118,052	1,520,505	100,761	1,149,099
Redeemed	(3,492,196)	(41,469,451)	(3,911,677)	(42,536,090)
Net increase (decrease)	3,970,280	$46,261,428	755,935	$6,624,216

Notes to Financial Statements (Continued)

	Class Y
	Year ended December 31, 2006		Year ended December 31, 2005
	Shares	Amount	Shares	Amount
Indexed Equity Fund
Sold	11,684,942	$143,859,082	15,916,082	$177,923,354
Issued as reinvestment of dividends	517,825	6,750,490	529,961	6,163,443
Redeemed	(14,990,637)	(184,037,010)	(13,406,008)	(150,296,572)
Net increase (decrease)	(2,787,870)	$(33,427,438)	3,040,035	$33,790,225
Core Opportunities Fund*
Sold	413,025	$4,440,570	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-
Net increase (decrease)	413,025	$4,440,570	-	$-
Blue Chip Growth Fund
Sold	4,639,666	$41,857,465	192,906	$1,691,220
Issued as reinvestment of dividends	12,318	121,087	857	7,874
Redeemed	(648,180)	(5,990,074)	(165,202)	(1,432,224)
Net increase (decrease)	4,003,804	$35,988,478	28,561	$266,870
Large Cap Growth Fund
Sold	2,927	$30,308	171,715	$1,578,705
Issued as reinvestment of dividends	39,026	390,256	-	-
Redeemed	(203,677)	(2,173,979)	(4,960)	(46,634)
Net increase (decrease)	(161,724)	$(1,753,415)	166,755	$1,532,071
Growth Equity Fund
Sold	1,634,079	$13,147,479	2,683,684	$20,986,568
Issued as reinvestment of dividends	40,190	329,284	57,031	469,363
Redeemed	(8,162,175)	(64,321,864)	(2,887,391)	(22,652,859)
Net increase (decrease)	(6,487,906)	$(50,845,101)	(146,676)	$(1,196,928)
Aggressive Growth Fund
Sold	6,298,891	$41,074,534	3,286,075	$20,754,624
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(3,938,751)	(24,767,912)	(2,348,537)	(13,821,846)
Net increase (decrease)	2,360,140	$16,306,622	937,538	$6,932,778
OTC 100 Fund
Sold	988,269	$4,226,663	439,185	$1,662,390
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(1,280,823)	(5,405,286)	(723,067)	(2,773,444)
Net increase (decrease)	(292,554)	$(1,178,623)	(283,882)	$(1,111,054)
Focused Value Fund
Sold	1,970,847	$36,176,870	3,603,527	$64,989,052
Issued as reinvestment of dividends	756,235	13,883,821	600,954	10,389,589
Redeemed	(1,739,593)	(31,644,506)	(2,592,246)	(46,905,736)
Net increase (decrease)	987,489	$18,416,185	1,612,235	$28,472,905
Mid-Cap Value Fund**
Sold	10,010	$100,081	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(10,000)	(114,500)	-	-
Net increase (decrease)	10	$(14,419)	-	$-
Small Cap Value Equity Fund*
Sold	233,052	$2,304,332	-	$-
Issued as reinvestment of dividends	976	10,536	-	-
Redeemed	(13,925)	(142,829)	-	-
Net increase (decrease)	220,103	$2,172,039	-	$-
Small Company Value Fund
Sold	6,021,113	$92,746,485	3,083,533	$44,137,520
Issued as reinvestment of dividends	698,933	10,720,989	296,884	4,303,502
Redeemed	(2,281,469)	(35,275,183)	(3,573,580)	(51,284,078)
Net increase (decrease)	4,438,577	$68,192,291	(193,163)	$(2,843,056)
Small Cap Core Equity Fund*
Sold	181,129	$1,769,707	-	$-
Issued as reinvestment of dividends	269	2,774	-	-
Redeemed	(16,564)	(162,739)	-	-
Net increase (decrease)	164,834	$1,609,742	-	$-

Notes to Financial Statements (Continued)

	Class Y
	Year ended December 31, 2006		Year ended December 31, 2005
	Shares	Amount	Shares	Amount
Mid Cap Growth Equity Fund
Sold	1,007,178	$11,037,552	1,301,786	$12,085,324
Issued as reinvestment of dividends	11,789	124,608	-	-
Redeemed	(1,301,607)	(13,616,961)	(951,754)	(8,740,969)
Net increase (decrease)	(282,640)	$(2,454,801)	350,032	$3,344,355
Mid Cap Growth Equity II Fund
Sold	5,653,209	$85,210,078	4,999,687	$69,260,078
Issued as reinvestment of dividends	893,128	12,838,903	389,082	5,656,274
Redeemed	(3,825,150)	(56,922,451)	(3,160,909)	(44,188,784)
Net increase (decrease)	2,721,187	$41,126,530	2,227,860	$30,727,568
Small Cap Growth Equity Fund
Sold	4,376,755	$73,740,430	3,774,225	$55,429,232
Issued as reinvestment of dividends	515,013	8,456,512	-	-
Redeemed	(2,719,595)	(45,386,611)	(4,220,758)	(63,023,059)
Net increase (decrease)	2,172,173	$36,810,331	(446,533)	$(7,593,827)
Small Company Growth Fund
Sold	845,836	$9,212,161	535,919	$5,033,150
Issued as reinvestment of dividends	124,520	1,295,426	69,966	657,684
Redeemed	(1,868,569)	(20,000,114)	(1,832,485)	(17,224,444)
Net increase (decrease)	(898,213)	$(9,492,527)	(1,226,600)	$(11,533,610)
Emerging Growth Fund
Sold	336,613	$2,099,219	648,255	$3,597,983
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(970,552)	(6,047,303)	(600,424)	(3,422,254)
Net increase (decrease)	(633,939)	$(3,948,084)	47,831	$175,729
Diversified International Fund***
Sold	10,010	$100,100	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-
Net increase (decrease)	10,010	$100,100	-	$-
Overseas Fund
Sold	8,426,065	$104,619,647	4,519,188	$51,959,054
Issued as reinvestment of dividends	1,606,680	20,625,878	1,186,865	13,216,989
Redeemed	(2,669,500)	(33,552,931)	(2,369,253)	(27,220,595)
Net increase (decrease)	7,363,245	$91,692,594	3,336,800	$37,955,448
Destination Retirement Income Fund
Sold	2,662,426	$27,651,785	3,266,870	$34,248,955
Issued as reinvestment of dividends	565,676	5,825,397	437,594	4,486,385
Redeemed	(1,300,672)	(13,473,386)	(1,172,083)	(12,247,016)
Net increase (decrease)	1,927,430	$20,003,796	2,532,381	$26,488,324
Destination Retirement 2010 Fund
Sold	3,822,651	$41,542,722	2,549,194	$27,217,392
Issued as reinvestment of dividends	228,799	2,477,978	102,863	1,093,687
Redeemed	(1,561,398)	(16,976,586)	(319,836)	(3,430,807)
Net increase (decrease)	2,490,052	$27,044,114	2,332,221	$24,880,272
Destination Retirement 2020 Fund
Sold	4,999,467	$56,022,275	5,433,548	$59,324,920
Issued as reinvestment of dividends	436,963	4,895,063	221,191	2,428,681
Redeemed	(2,050,403)	(23,004,008)	(604,787)	(6,670,128)
Net increase (decrease)	3,386,027	$37,913,330	5,049,952	$55,083,473
Destination Retirement 2030 Fund
Sold	3,704,763	$44,330,836	2,845,719	$32,221,850
Issued as reinvestment of dividends	243,872	2,920,632	82,922	957,824
Redeemed	(1,228,582)	(14,761,418)	(282,004)	(3,232,282)
Net increase (decrease)	2,720,053	$32,490,050	2,646,637	$29,947,392
Destination Retirement 2040 Fund
Sold	2,464,622	$30,092,449	715,701	$8,216,224
Issued as reinvestment of dividends	133,246	1,638,488	17,859	210,723
Redeemed	(786,011)	(9,612,962)	(76,829)	(887,172)
Net increase (decrease)	1,811,857	$22,117,975	656,731	$7,539,775

Notes to Financial Statements (Continued)

	Class S
	Year ended December 31, 2006		Year ended December 31, 2005
	Shares	Amount	Shares	Amount
Strategic Bond Fund
Sold	926,637	$9,437,814	1,281,291	$12,958,670
Issued as reinvestment of dividends	71,977	723,420	21,187	211,873
Redeemed	(138,065)	(1,415,232)	(1,613)	(16,384)
Net increase (decrease)	860,549	$8,746,002	1,300,865	$13,154,159
Strategic Balanced Fund
Sold	688,363	$7,817,361	209,342	$2,193,990
Issued as reinvestment of dividends	28,596	326,570	12,773	135,771
Redeemed	(123,732)	(1,360,324)	(57,201)	(601,531)
Net increase (decrease)	593,227	$6,783,607	164,914	$1,728,230
Diversified Value Fund
Sold	5,414,038	$67,989,364	2,904,595	$33,170,577
Issued as reinvestment of dividends	840,910	10,937,820	532,829	6,031,845
Redeemed	(4,031,118)	(49,706,975)	(2,748,609)	(30,536,372)
Net increase (decrease)	2,223,830	$29,220,209	688,815	$8,666,050
Fundamental Value Fund
Sold	17,120,035	$210,273,954	11,460,111	$127,098,971
Issued as reinvestment of dividends	3,856,744	47,464,125	1,339,051	15,077,709
Redeemed	(14,620,318)	(184,870,847)	(5,605,792)	(62,180,553)
Net increase (decrease)	6,356,461	$72,867,232	7,193,370	$79,996,127
Value Equity Fund
Sold	1,432,698	$15,857,135	964,243	$10,375,534
Issued as reinvestment of dividends	865,480	8,773,679	498,240	5,292,559
Redeemed	(2,404,390)	(26,218,864)	(1,093,690)	(11,608,867)
Net increase (decrease)	(106,212)	$(1,588,050)	368,793	$4,059,226
Large Cap Value Fund
Sold	15,777,721	$187,985,838	17,519,048	$188,073,876
Issued as reinvestment of dividends	366,079	4,722,424	422,916	4,828,320
Redeemed	(16,657,176)	(203,190,776)	(11,609,856)	(125,106,306)
Net increase (decrease)	(513,376)	$(10,482,514)	6,332,108	$67,795,890
Indexed Equity Fund
Sold	17,579,217	$221,061,294	15,781,993	$178,956,716
Issued as reinvestment of dividends	794,698	10,463,169	761,891	8,944,597
Redeemed	(19,785,035)	(243,802,558)	(22,559,101)	(255,272,692)
Net increase (decrease)	(1,411,120)	$(12,278,095)	(6,015,217)	$(67,371,379)
Core Opportunities Fund*
Sold	964,444	$9,645,714	-	$-
Issued as reinvestment of dividends	16	167	-	-
Redeemed	(1,095)	(11,679)	-	-
Net increase (decrease)	963,365	$9,634,202	-	$-
Blue Chip Growth Fund
Sold	1,607,129	$15,148,154	1,314,812	$11,440,931
Issued as reinvestment of dividends	18,799	185,359	21,679	199,883
Redeemed	(2,718,941)	(25,456,407)	(2,435,482)	(21,278,456)
Net increase (decrease)	(1,093,013)	$(10,122,894)	(1,098,991)	$(9,637,642)
Large Cap Growth Fund
Sold	726,229	$7,395,947	732,876	$7,304,053
Issued as reinvestment of dividends	60,311	606,127	-	-
Redeemed	(1,223,490)	(12,791,188)	(281,398)	(2,548,807)
Net increase (decrease)	(436,950)	$(4,789,114)	451,478	$4,755,246
Growth Equity Fund
Sold	9,493,736	$76,500,571	11,533,207	$91,074,627
Issued as reinvestment of dividends	201,987	1,659,839	153,457	1,267,551
Redeemed	(11,378,556)	(92,344,241)	(7,769,008)	(62,054,347)
Net increase (decrease)	(1,682,833)	$(14,183,831)	3,917,656	$30,287,831

Notes to Financial Statements (Continued)

	Class S
	Year ended December 31, 2006		Year ended December 31, 2005
	Shares	Amount	Shares	Amount
Aggressive Growth Fund
Sold	17,868,705	$112,241,738	17,648,436	$108,842,632
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(15,788,301)	(99,392,221)	(14,402,248)	(86,387,004)
Net increase (decrease)	2,080,404	$12,849,517	3,246,188	$22,455,628
OTC 100 Fund
Sold	1,933,498	$8,155,143	2,478,859	$9,869,095
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(2,938,737)	(12,546,660)	(4,088,677)	(16,243,905)
Net increase (decrease)	(1,005,239)	$(4,391,517)	(1,609,818)	$(6,374,810)
Focused Value Fund
Sold	6,263,898	$115,697,724	6,937,072	$126,762,953
Issued as reinvestment of dividends	2,013,610	37,202,296	1,857,459	32,309,556
Redeemed	(8,306,787)	(152,988,782)	(6,024,681)	(109,979,958)
Net increase (decrease)	(29,279)	$(88,762)	2,769,850	$49,092,551
Mid-Cap Value Fund**
Sold	5,766,999	$65,388,624	-	$-
Issued as reinvestment of dividends	14,021	159,556	-	-
Redeemed	(465,716)	(5,336,837)	-	-
Net increase (decrease)	5,315,304	$60,211,343	-	$-
Small Cap Value Equity Fund*
Sold	2,797,853	$28,652,496	-	$-
Issued as reinvestment of dividends	8,051	87,031	-	-
Redeemed	(62,646)	(647,596)	-	-
Net increase (decrease)	2,743,258	$28,091,931	-	$-
Small Company Value Fund
Sold	11,024,989	$173,853,170	6,621,529	$95,317,203
Issued as reinvestment of dividends	1,171,855	18,040,979	651,117	9,472,764
Redeemed	(8,970,153)	(141,717,262)	(5,084,370)	(72,703,566)
Net increase (decrease)	3,226,691	$50,176,887	2,188,276	$32,086,401
Small Cap Core Equity Fund*
Sold	2,009,309	$20,440,025	-	$-
Issued as reinvestment of dividends	2,073	21,326	-	-
Redeemed	(6,529)	(67,504)	-	-
Net increase (decrease)	2,004,853	$20,393,847	-	$-
Mid Cap Growth Equity Fund
Sold	5,560,405	$60,768,613	4,726,467	$44,091,434
Issued as reinvestment of dividends	44,558	472,320	-	-
Redeemed	(6,180,566)	(65,334,142)	(3,338,523)	(30,982,959)
Net increase (decrease)	(575,603)	$(4,093,209)	1,387,944	$13,108,475
Mid Cap Growth Equity II Fund
Sold	5,973,730	$89,431,385	8,806,491	$124,285,928
Issued as reinvestment of dividends	1,171,211	16,913,240	750,159	10,961,612
Redeemed	(10,131,246)	(152,841,382)	(6,190,085)	(84,861,939)
Net increase (decrease)	(2,986,305)	$(46,496,757)	3,366,565	$50,385,601
Small Cap Growth Equity Fund
Sold	6,369,754	$109,248,302	6,248,229	$94,325,620
Issued as reinvestment of dividends	1,107,347	18,359,819	-	-
Redeemed	(8,177,262)	(138,309,152)	(4,996,857)	(73,820,837)
Net increase (decrease)	(700,161)	$(10,701,031)	1,251,372	$20,504,783
Small Company Growth Fund
Sold	2,692,915	$29,484,859	515,623	$4,911,562
Issued as reinvestment of dividends	163,666	1,713,217	34,574	325,688
Redeemed	(1,701,568)	(17,834,005)	(788,394)	(7,461,289)
Net increase (decrease)	1,155,013	$13,364,071	(238,197)	$(2,224,039)

Notes to Financial Statements (Continued)

	Class S
	Year ended December 31, 2006		Year ended December 31, 2005
	Shares	Amount	Shares	Amount
Emerging Growth Fund
Sold	3,987,640	$24,991,893	2,719,709	$15,672,930
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(3,156,178)	(19,499,085)	(2,325,603)	(13,557,496)
Net increase (decrease)	831,462	$5,492,808	394,106	$2,115,434
Diversified International Fund***
Sold	1,133,644	$11,344,510	-	$-
Issued as reinvestment of dividends	30	548	-	-
Redeemed	-	-	-	-
Net increase (decrease)	1,133,674	$11,345,058	-	$-
Overseas Fund
Sold	13,897,955	$174,043,851	12,014,548	$137,028,288
Issued as reinvestment of dividends	2,998,481	38,553,935	2,855,049	31,851,212
Redeemed	(9,401,443)	(116,982,256)	(6,179,756)	(69,782,720)
Net increase (decrease)	7,494,993	$95,615,530	8,689,841	$99,096,780
Destination Retirement Income Fund
Sold	893,169	$9,240,597	337,256	$3,536,203
Issued as reinvestment of dividends	35,213	362,597	15,455	158,328
Redeemed	(509,134)	(5,245,533)	(33,177)	(346,563)
Net increase (decrease)	419,248	$4,357,661	319,534	$3,347,968
Destination Retirement 2010 Fund
Sold	1,436,820	$15,600,760	1,115,029	$12,019,820
Issued as reinvestment of dividends	69,908	758,001	38,803	412,926
Redeemed	(991,171)	(10,638,822)	(232,906)	(2,504,654)
Net increase (decrease)	515,557	$5,719,939	920,926	$9,928,092
Destination Retirement 2020 Fund
Sold	3,698,072	$41,392,192	2,455,370	$27,010,206
Issued as reinvestment of dividends	266,032	2,983,433	119,873	1,317,408
Redeemed	(1,307,917)	(14,593,466)	(446,178)	(4,907,211)
Net increase (decrease)	2,656,187	$29,782,159	2,129,065	$23,420,403
Destination Retirement 2030 Fund
Sold	2,757,710	$32,874,418	1,294,694	$14,864,505
Issued as reinvestment of dividends	145,742	1,746,264	43,018	497,492
Redeemed	(951,913)	(11,228,238)	(134,152)	(1,536,542)
Net increase (decrease)	1,951,539	$23,392,444	1,203,560	$13,825,455
Destination Retirement 2040 Fund
Sold	1,588,090	$19,470,179	2,281,935	$27,324,165
Issued as reinvestment of dividends	113,296	1,394,518	53,693	635,905
Redeemed	(1,765,304)	(21,179,453)	(181,951)	(2,173,156)
Net increase (decrease)	(63,918)	$(314,756)	2,153,677	$25,786,914
	Class Z
	Year ended December 31, 2006		Year ended December 31, 2005
	Shares	Amount	Shares	Amount
Indexed Equity Fund
Sold	12,739,176	$156,939,556	14,223,155	$162,052,893
Issued as reinvestment of dividends	452,676	5,957,731	333,722	3,917,901
Redeemed	(6,606,015)	(82,036,539)	(4,500,068)	(50,762,443)
Net increase (decrease)	6,585,837	$80,860,748	10,056,809	$115,208,351
	Class N
	Year ended December 31, 2006		Year ended December 31, 2005
	Shares	Amount	Shares	Amount
Strategic Bond Fund
Sold	182,606	$1,793,930	10,583	$106,872
Issued as reinvestment of dividends	6,969	69,625	148	1,471
Redeemed	(5,597)	(57,198)	-	-
Net increase (decrease)	183,978	$1,806,357	10,731	$108,343

Notes to Financial Statements (Continued)

	Class N
	Year ended December 31, 2006		Year ended December 31, 2005
	Shares	Amount	Shares	Amount
Strategic Balanced Fund
Sold	18,231	$198,159	3,463	$36,287
Issued as reinvestment of dividends	1,106	12,572	622	6,596
Redeemed	(8,833)	(97,263)	(4,792)	(49,589)
Net increase (decrease)	10,504	$113,468	(707)	$(6,706)
Diversified Value Fund
Sold	123,669	$1,483,862	66	$725
Issued as reinvestment of dividends	4,384	56,776	108	1,222
Redeemed	(22,923)	(270,806)	(4,264)	(48,268)
Net increase (decrease)	105,130	$1,269,832	(4,090)	$(46,321)
Fundamental Value Fund
Sold	72,782	$874,051	45,051	$491,498
Issued as reinvestment of dividends	11,129	135,253	5,707	63,518
Redeemed	(127,865)	(1,507,543)	(24,018)	(263,808)
Net increase (decrease)	(43,954)	$(498,239)	26,740	$291,208
Value Equity Fund
Sold	644	$7,366	462	$4,913
Issued as reinvestment of dividends	124	1,250	1,359	14,382
Redeemed	-	(4)	(15,368)	(162,110)
Net increase (decrease)	768	$8,612	(13,547)	$(142,815)
Large Cap Value Fund
Sold	28,719	$332,052	58,225	$603,023
Issued as reinvestment of dividends	147	1,869	226	2,537
Redeemed	(28,587)	(326,255)	(137,308)	(1,452,237)
Net increase (decrease)	279	$7,666	(78,857)	$(846,677)
Indexed Equity Fund
Sold	52,530	$629,495	118,895	$1,307,569
Issued as reinvestment of dividends	3,463	44,430	3,474	39,746
Redeemed	(81,353)	(981,351)	(39,879)	(435,856)
Net increase (decrease)	(25,360)	$(307,426)	82,490	$911,459
Core Opportunities Fund*
Sold	10,010	$100,100	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-
Net increase (decrease)	10,010	$100,100	-	$-
Blue Chip Growth Fund
Sold	178,502	$1,603,841	35,051	$300,558
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(33,522)	(300,127)	(67,323)	(591,390)
Net increase (decrease)	144,980	$1,303,714	(32,272)	$(290,832)
Large Cap Growth Fund
Sold	-	$-	83	$747
Issued as reinvestment of dividends	5	53	-	-
Redeemed	-	-	(485)	(4,750)
Net increase (decrease)	5	$53	(402)	$(4,003)
Growth Equity Fund
Sold	3,398	$26,728	15,394	$119,758
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(157,603)	(1,191,791)	(43,685)	(344,073)
Net increase (decrease)	(154,205)	$(1,165,063)	(28,291)	$(224,315)
Aggressive Growth Fund
Sold	98,751	$566,431	51,917	$307,996
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(58,959)	(355,891)	(86,082)	(462,125)
Net increase (decrease)	39,792	$210,540	(34,165)	$(154,129)
OTC 100 Fund
Sold	3,774	$15,462	11,598	$45,212
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(11,413)	(46,364)	(7,275)	(27,483)
Net increase (decrease)	(7,639)	$(30,902)	4,323	$17,729

Notes to Financial Statements (Continued)

	Class N
	Year ended December 31, 2006		Year ended December 31, 2005
	Shares	Amount	Shares	Amount
Focused Value Fund
Sold	76,648	$1,305,149	79,975	$1,397,017
Issued as reinvestment of dividends	13,700	242,197	9,941	166,530
Redeemed	(56,493)	(960,411)	(36,588)	(631,196)
Net increase (decrease)	33,855	$586,935	53,328	$932,351
Mid-Cap Value Fund**
Sold	10,010	$100,116	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(10,000)	(114,300)	-	-
Net increase (decrease)	10	$(14,184)	-	$-
Small Cap Value Equity Fund*
Sold	10,010	$100,100	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-
Net increase (decrease)	10,010	$100,100	-	$-
Small Company Value Fund
Sold	62,296	$945,284	47,984	$674,113
Issued as reinvestment of dividends	5,135	76,530	3,394	48,212
Redeemed	(63,388)	(967,396)	(27,390)	(382,709)
Net increase (decrease)	4,043	$54,418	23,988	$339,616
Small Cap Core Equity Fund*
Sold	10,010	$100,100	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-
Net increase (decrease)	10,010	$100,100	-	$-
Mid Cap Growth Equity Fund
Sold	8,489	$86,835	24	$225
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(1,585)	(16,373)	(1)	(8)
Net increase (decrease)	6,904	$70,462	23	$217
Mid Cap Growth Equity II Fund
Sold	131,233	$1,848,485	57,100	$766,803
Issued as reinvestment of dividends	13,578	187,256	5,251	73,587
Redeemed	(77,409)	(1,104,147)	(21,047)	(283,417)
Net increase (decrease)	67,402	$931,594	41,304	$556,973
Small Cap Growth Equity Fund
Sold	12,585	$202,939	11,550	$163,858
Issued as reinvestment of dividends	3,491	54,629	-	-
Redeemed	(12,951)	(211,725)	(9,575)	(134,418)
Net increase (decrease)	3,125	$45,843	1,975	$29,440
Small Company Growth Fund
Sold	26,190	$281,109	43,041	$396,592
Issued as reinvestment of dividends	4,211	42,005	2,447	22,294
Redeemed	(50,842)	(518,827)	(39,663)	(367,378)
Net increase (decrease)	(20,441)	$(195,713)	5,825	$51,508
Emerging Growth Fund
Sold	-	$-	1	$7
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	(1)	(8)
Net increase (decrease)	0	$0	0	$(1)
Diversified International Fund***
Sold	10,010	$100,100	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-
Net increase (decrease)	10,010	$100,100	-	$-

Notes to Financial Statements (Continued)

	Class N
	Year ended December 31, 2006		Year ended December 31, 2005
	Shares	Amount	Shares	Amount
Overseas Fund
Sold	69,051	$841,131	91,268	$1,002,678
Issued as reinvestment of dividends	15,592	196,409	13,822	151,417
Redeemed	(46,340)	(552,278)	(30,507)	(340,356)
Net increase (decrease)	38,303	$485,262	74,583	$813,739
Destination Retirement Income Fund
Sold	1,943	$19,800	607	$6,332
Issued as reinvestment of dividends	75	772	10	98
Redeemed	(455)	(4,772)	(428)	(4,485)
Net increase (decrease)	1,563	$15,800	189	$1,945
Destination Retirement 2010 Fund
Sold	10,791	$115,432	2,447	$26,059
Issued as reinvestment of dividends	346	3,740	78	832
Redeemed	(705)	(7,568)	(33)	(348)
Net increase (decrease)	10,432	$111,604	2,492	$26,543
Destination Retirement 2020 Fund
Sold	7,139	$79,344	11,563	$124,669
Issued as reinvestment of dividends	729	8,122	375	4,108
Redeemed	(2,090)	(22,966)	(659)	(7,150)
Net increase (decrease)	5,778	$64,500	11,279	$121,627
Destination Retirement 2030 Fund
Sold	4,954	$58,912	3,838	$42,896
Issued as reinvestment of dividends	260	3,100	94	1,076
Redeemed	(1,930)	(22,743)	(79)	(877)
Net increase (decrease)	3,284	$39,269	3,853	$43,095
Destination Retirement 2040 Fund
Sold	4,425	$54,437	2,038	$23,973
Issued as reinvestment of dividends	244	2,982	37	434
Redeemed	(1,520)	(18,259)	(80)	(858)
Net increase (decrease)	3,149	$39,160	1,995	$23,549

*  Fund commenced operations on March 31, 2006.

**  Fund commenced operations on August 29, 2006.

***  Fund commenced operations on December 14, 2006.

Redemptions or exchanges of Class N made within eighteen months of purchase are subject to a contingent deferred sales charge of 1% of the amount redeemed. The distributor receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended December 31, 2006 were all waived.

6.  Federal Income Tax Information
   At December 31, 2006, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a Federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Strategic Bond Fund	$248,383,942	$1,179,980	$(1,126,694)	$53,286
Strategic Balanced Fund	247,404,008	29,434,663	(2,243,486)	27,191,177
Diversified Value Fund	456,370,893	104,800,141	(3,827,488)	100,972,653
Fundamental Value Fund	1,106,346,262	242,860,839	(6,473,343)	236,387,496
Value Equity Fund	98,187,696	7,007,736	(1,243,315)	5,764,421
Large Cap Value Fund	1,283,974,056	469,803,669	(10,128,331)	459,675,338
Indexed Equity Fund	1,972,432,485	548,113,056	(143,328,727)	404,784,329
Core Opportunities Fund	30,635,654	1,553,215	(219,391)	1,333,824
Blue Chip Growth Fund	434,026,260	51,410,377	(7,474,515)	43,935,862
Large Cap Growth Fund	40,220,003	4,189,146	(815,333)	3,373,813

Notes to Financial Statements (Continued)

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Equity Fund	$755,987,784	$53,724,091	$(16,175,718)	$37,548,373
Aggressive Growth Fund	579,734,614	100,020,474	(23,734,038)	76,286,436
OTC 100 Fund	50,145,542	10,202,404	(2,865,093)	7,337,311
Focused Value Fund	880,815,945	212,068,990	(8,449,025)	203,619,965
Mid-Cap Value Fund	61,599,344	792,318	(326,071)	466,247
Small Cap Value Equity Fund	36,971,682	2,713,416	(745,844)	1,967,572
Small Company Value Fund	803,543,738	146,015,445	(21,894,705)	124,120,740
Small Cap Core Equity Fund	29,417,375	1,673,348	(561,926)	1,111,422
Mid Cap Growth Equity Fund	160,238,086	20,840,953	(1,790,462)	19,050,491
Mid Cap Growth Equity II Fund	1,197,754,547	274,823,519	(29,929,563)	244,893,956
Small Cap Growth Equity Fund	698,194,265	132,721,969	(16,567,429)	116,154,540
Small Company Growth Fund	198,249,071	20,137,366	(8,484,982)	11,652,384
Emerging Growth Fund	135,357,830	13,846,478	(2,668,002)	11,178,476
Diversified International Fund	10,126,107	145,142	(109,377)	35,765
Overseas Fund	1,112,285,563	258,653,386	(10,352,872)	248,300,514
Destination Retirement Income Fund	286,094,753	3,511,267	(8,581,316)	(5,070,049)
Destination Retirement 2010 Fund	180,186,891	1,898,898	(4,181,412)	(2,282,514)
Destination Retirement 2020 Fund	587,236,752	15,187,846	(11,701,269)	3,486,577
Destination Retirement 2030 Fund	419,433,873	20,407,330	(4,342,207)	16,065,123
Destination Retirement 2040 Fund	231,602,378	11,073,015	(1,155,937)	9,917,078

At December 31, 2006, the following Funds had available, for Federal income tax purposes, unused capital losses:

	Expiring 2009	Expiring 2010	Expiring 2011	Expiring 2012	Expiring 2013	Expiring 2014
Strategic Bond Fund	$-	$-	$-	$-	$630,808	$-
Large Cap Value Fund	-	8,806,465	10,621,856	9,443,094	-	-
Indexed Equity Fund	-	21,973,224	-	-	-	-
Blue Chip Growth Fund	-	34,126,514	16,672,836	4,273,407	-	-
Growth Equity Fund	19,055,196	98,921,181	-	-	-	-
Aggressive Growth Fund	27,527,320	39,256,002	-	-	-	-
OTC 100 Fund	-	2,180,264	13,741,961	7,702,832	-	-
Small Cap Core Equity Fund	-	-	-	-	-	494,912
Mid Cap Growth Equity Fund	35,293,704	35,977,324	976,172	-	-	-
Emerging Growth Fund	9,235,482	28,322,542	-	-	-	-

Net Capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

Certain differences exist from the amounts reflected in the Statement of Changes in Net Assets primarily due to the character of short-term capital gains treated as ordinary income for tax purposes.

The Funds distinguish between distributions on a tax basis and financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

Notes to Financial Statements (Continued)

The tax character of distributions paid during the year ended December 31, 2006 was as follows:

	Ordinary Income	Long Term Capital Gain	Short Term Capital Gain	Return of Capital
Strategic Bond Fund	$9,053,907	$-	$-	$-
Strategic Balanced Fund	5,566,068	2,240,122	-	-
Diversified Value Fund	7,691,998	15,556,374	-	-
Fundamental Value Fund	25,168,210	87,731,488	-	-
Value Equity Fund	5,190,133	10,471,477	-	-
Large Cap Value Fund	9,827,424	-	-	-
Indexed Equity Fund	31,305,342	-	-	174,933
Core Opportunities Fund	106,850	183	-	-
Blue Chip Growth Fund	473,756	-	-	-
Large Cap Growth Fund	-	1,599,477	-	-
Growth Equity Fund	3,409,304	-	-	-
Focused Value Fund	19,675,951	78,006,944	-	-
Mid-Cap Value Fund	164,729	-	-	-
Small Cap Value Equity Fund	168,054	-	-	-
Small Company Value Fund	6,748,468	42,960,242	-	-
Small Cap Core Equity Fund	48,939	-	-	-
Mid Cap Growth Equity Fund	786,942	-	-	-
Mid Cap Growth Equity II Fund	8,549,416	82,641,736	-	-
Small Cap Growth Equity Fund	-	40,491,582	-	-
Small Company Growth Fund	-	10,593,632	-	-
Diversified International Fund	10,533	-	-	-
Overseas Fund	39,509,993	68,794,727	-	-
Destination Retirement Income Fund	9,100,427	3,689,364	-	-
Destination Retirement 2010 Fund	5,304,504	2,215,167	-	-
Destination Retirement 2020 Fund	13,715,560	13,822,444	-	-
Destination Retirement 2030 Fund	6,966,352	12,063,822	-	-
Destination Retirement 2040 Fund	2,755,008	9,995,730	-	-

The tax character of distributions paid during the year ended December 31, 2005 was as follows:

	Ordinary Income	Long Term Capital Gain	Short Term Capital Gain	Return of Capital
Strategic Bond Fund	$2,533,077	$-	$-	$-
Strategic Balanced Fund	4,517,378	1,239,874	-	-
Diversified Value Fund	3,774,234	4,743,589	1,016,518	-
Fundamental Value Fund	11,671,821	19,530,720	3,036,163	-
Value Equity Fund	570,825	5,879,719	2,731,118	-
Large Cap Value Fund	10,001,086	-	-	-
Indexed Equity Fund	25,487,506	-	-	-
Blue Chip Growth Fund	272,236	-	-	-
Growth Equity Fund	2,610,912	-	-	-
Focused Value Fund	2,545,454	74,522,080	4,523,605	-
Small Company Value Fund	-	24,697,559	556,940	-
Mid Cap Growth Equity II Fund	-	50,310,268	-	-
Small Company Growth Fund	-	315,488	3,108,001	-
Overseas Fund	14,040,495	48,413,806	23,929,123	-
Destination Retirement Income Fund	8,704,749	833,577	1,021,685	-
Destination Retirement 2010 Fund	3,240,209	328,764	232,123	-
Destination Retirement 2020 Fund	10,662,583	3,980,285	798,787	-
Destination Retirement 2030 Fund	4,785,448	2,994,526	704,386	-
Destination Retirement 2040 Fund	1,812,792	2,062,031	689,543	-

Notes to Financial Statements (Continued)

At December 31, 2006, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Strategic Bond Fund	$-	$(630,808)	$(744,742)	$84,766
Strategic Balanced Fund	398,351	495,393	(7,897)	27,082,723
Diversified Value Fund	768,501	1,832,450	(10,470)	100,972,653
Fundamental Value Fund	3,510,216	24,879,638	(38,758)	236,387,496
Value Equity Fund	1,804,438	1,293,949	(4,959)	5,764,421
Large Cap Value Fund	-	(28,871,415)	(58,695)	459,674,961
Indexed Equity Fund	-	(21,973,224)	(5,678,051)	404,784,329
Core Opportunities Fund	406,519	(59)	(232)	1,333,824
Blue Chip Growth Fund	-	(55,072,757)	(25,189)	43,936,339
Large Cap Growth Fund	-	362,321	(1,848)	3,373,813
Growth Equity Fund	-	(117,976,377)	(41,113)	37,548,379
Aggressive Growth Fund	-	(66,783,322)	(23,194)	76,286,436
OTC 100 Fund	-	(23,625,057)	455	7,332,872
Focused Value Fund	-	8,439,337	(37,161)	203,619,965
Mid-Cap Value Fund	110,363	-	(88)	466,247
Small Cap Value Equity Fund	389,810	16,432	7,296	1,961,653
Small Company Value Fund	3,037,932	16,801,502	23,627	124,120,740
Small Cap Core Equity Fund	-	(494,912)	(1,255)	1,112,498
Mid Cap Growth Equity Fund	-	(72,247,200)	18,265	19,050,491
Mid Cap Growth Equity II Fund	-	20,705,690	(53,823)	244,891,374
Small Cap Growth Equity Fund	-	10,275,242	(27,718)	116,154,442
Small Company Growth Fund	2,286,935	1,028,568	(6,621)	11,652,384
Emerging Growth Fund	-	(37,558,024)	(7,289)	11,178,476
Diversified International Fund	25,374	389	(3,438)	39,376
Overseas Fund	2,894,634	22,688,344	(372,960)	248,339,480
Destination Retirement Income Fund	440,251	5,069,567	(7,726)	(5,070,049)
Destination Retirement 2010 Fund	405,538	3,739,153	(2,281)	(2,282,514)
Destination Retirement 2020 Fund	761,438	23,752,874	(13,093)	3,486,577
Destination Retirement 2030 Fund	20,543	22,791,631	(9,411)	16,065,123
Destination Retirement 2040 Fund	171,438	14,463,924	(5,464)	9,917,078

Pursuant to Section 852 of the Internal Revenue Code, the following Funds have designated capital gains dividends for the year ended December 31, 2006:

Long Term Capital Dividend
Strategic Balanced Fund	$2,240,122
Diversified Value Fund	15,556,374
Fundamental Value Fund	87,731,488
Value Equity Fund	10,471,477
Core Opportunities Fund	183
Large Cap Growth Fund	1,599,477
Focused Value Fund	78,006,944
Small Company Value Fund	42,960,242
Mid Cap Growth Equity II Fund	82,641,736
Small Cap Growth Equity Fund	40,491,582
Small Company Growth Fund	10,593,632
Overseas Fund	68,794,727
Destination Retirement Income Fund	3,689,364
Destination Retirement 2010 Fund	2,215,167
Destination Retirement 2020 Fund	13,822,444
Destination Retirement 2030 Fund	12,063,822
Destination Retirement 2040 Fund	9,995,730

Notes to Financial Statements (Continued)

The following Funds have elected to defer to January 1, 2007 post-October losses:

Amount
Strategic Bond Fund	$740,701
Indexed Equity Fund	5,626,954

The following Funds have elected to defer to January 1, 2007 post-October currency losses:

Amount
Strategic Bond Fund	$120
Mid Cap Growth Equity II Fund	9,020
Overseas Fund	200,491

7.  Investment in Affiliated Issuers
   A summary of the Fund's transactions in the securities of these issuers during the year ended December 31, 2006, is as follows:

	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	Dividend Income	Realized Gains Distributions
Destination Retirement Income Fund
Aggressive Growth Fund, Class S	$-	$43,756	$26,906	$41,937	$-	$-
Blue Chip Growth Fund, Class S	-	51,093	24,964	54,370	40	-
Capital Appreciation Fund, Class S*	-	39,655	22,394	34,102	-	-
Core Bond Fund, Class S*	45,547,414	10,297,336	5,378,453	50,557,393	2,215,981	-
Diversified Bond Fund, Class S*	45,546,685	8,956,943	12,304,234	42,736,493	1,840,211	-
Diversified International Fund, Class S	-	52,710	-	124,016	24	-
Diversified Value Fund, Class S	-	108,696	24,249	186,943	617	1,064
Emerging Growth Fund, Class S	-	699,213	477	713,449	-	-
Enhanced Index Growth Fund, Class S*	-	846,156	-	938,886	3,399	-
Enhanced Index Value Fund, Class S*	-	493,143	55,522	444,405	4,862	15,529
Focused Value Fund, Class S	-	6,107,293	3,812	5,679,171	96,204	418,042
Fundamental Value Fund, Class S	-	4,233,326	2,669	3,964,061	47,776	279,701
Growth Equity Fund, Class S	17,621,789	4,082,309	6,236,611	15,770,224	100,785	-
Inflation-Protected Bond Fund, Class S*	48,169,902	12,329,833	6,310,616	52,781,308	1,940,672	-
International Equity Fund, Class S*	-	53,012	-	124,150	326	-
Large Cap Value Fund, Class S	17,667,341	2,860,700	10,680,055	12,270,259	94,977	-
Main Street Small Cap Fund, Class S*	-	3,912,193	3,319	3,927,961	2,765	3,319
Mid Cap Growth Equity Fund, Class S	-	1,126,268	-	1,119,717	7,638	-
Mid Cap Growth Equity II Fund, Class S	-	1,787,837	1,144	1,682,384	-	109,703

Notes to Financial Statements (Continued)

	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	Dividend Income	Realized Gains Distributions
Mid-Cap Value Fund, Class S	$-	$2,813,830	$1,906	$2,826,702	$4,446	$2,963
Money Market Fund, Class S*	12,663,884	2,901,162	1,652,228	14,136,687	636,662	-
Overseas Fund, Class S	12,629,689	3,426,608	3,939,428	14,188,387	232,333	960,341
Short-Duration Bond Fund, Class S*	37,991,653	8,657,191	4,673,227	42,306,043	1,865,177	-
Small Cap Core Equity Fund, Class S	-	1,682,518	1,144	1,698,923	3,385	-
Small Cap Growth Equity Fund, Class S	-	743,741	478	704,408	-	44,537
Small Cap Value Equity Fund, Class S	-	1,405,099	953	1,416,279	6,814	-
Small Company Growth Fund, Class S	-	1,350,072	953	1,304,137	-	62,441
Small Company Opportunities Fund, Class S*	15,075,307	-	20,409,070	-	-	-
Small Company Value Fund, Class S	-	1,475,149	953	1,404,486	774	75,965
Strategic Income Fund, Class S*	-	8,064,616	6,862	7,868,327	291,606	-
Value Fund, Class S*	-	14,014	5,031	19,096	222	83
Totals	$252,913,664	$90,615,472	$71,767,658	$281,024,704	$9,397,696	$1,973,688
	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	Dividend Income	Realized Gains Distributions
Destination Retirement 2010 Fund
Aggressive Growth Fund, Class S	$-	$88,519	$53,868	$42,409	$-	$-
Blue Chip Growth Fund, Class S	-	98,693	48,685	58,425	97	-
Capital Appreciation Fund, Class S*	-	87,341	47,475	43,593	-	-
Core Bond Fund, Class S*	16,312,284	15,285,020	2,609,446	28,725,271	1,264,589	-
Diversified Bond Fund, Class S*	16,312,023	11,846,175	4,604,492	23,589,673	1,019,874	-
Diversified International Fund, Class S	-	67,949	-	88,508	30	-
Diversified Value Fund, Class S	-	111,106	49,322	72,690	603	1,040
Emerging Growth Fund, Class S	-	445,720	941	451,744	-	-
Enhanced Index Growth Fund, Class S*	-	2,144,774	-	2,173,381	8,754	-
Enhanced Index Value Fund, Class S*	-	5,996,418	22,589	5,802,078	66,082	211,043
Focused Value Fund, Class S	-	3,890,885	7,530	3,595,807	61,118	265,580
Fundamental Value Fund, Class S	5,418,368	3,637,974	4,939,330	5,007,772	60,962	390,797
Growth Equity Fund, Class S	11,900,833	8,176,510	4,972,916	15,448,604	98,371	-
Inflation-Protected Bond Fund, Class S*	16,343,519	13,493,889	2,655,932	26,351,680	973,219	-

Notes to Financial Statements (Continued)

	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	Dividend Income	Realized Gains Distributions
International Equity Fund, Class S*	$-	$68,379	$-	$88,646	$459	$-
Large Cap Value Fund, Class S	6,508,140	3,930,271	4,589,648	7,017,866	54,191	-
Main Street Small Cap Fund, Class S*	-	2,491,139	10,596	2,479,432	1,753	2,104
Mid Cap Growth Equity Fund, Class S	-	1,438,068	-	1,420,526	9,724	-
Mid Cap Growth Equity II Fund, Class S	4,333,188	3,146,919	5,661,960	2,104,421	-	179,161
Mid-Cap Value Fund, Class S	-	3,589,299	7,530	3,584,424	5,657	3,770
Money Market Fund, Class S*	5,442,509	4,246,390	830,143	8,940,430	343,252	-
Overseas Fund, Class S	7,598,942	6,282,904	2,690,490	12,580,028	205,692	846,362
Short-Duration Bond Fund, Class S*	11,973,520	9,449,347	1,745,206	19,620,867	868,832	-
Small Cap Core Equity Fund, Class S	-	1,069,096	941	1,072,333	2,144	-
Small Cap Growth Equity Fund, Class S	-	473,952	-	445,992	-	28,294
Small Cap Value Equity Fund, Class S	-	897,045	1,882	898,542	4,338	-
Small Company Growth Fund, Class S	-	768,602	1,882	737,090	-	35,385
Small Company Opportunities Fund, Class S*	6,478,866	4,603,717	11,919,432	-	-	-
Small Company Value Fund, Class S	-	942,061	1,882	891,037	493	48,359
Strategic Income Fund, Class S*	-	4,717,089	11,295	4,566,363	170,327	-
Value Fund, Class S*	-	30,961	27,430	4,745	107	40
Totals	$108,622,192	$113,516,212	$47,512,843	$177,904,377	$5,220,668	$2,011,935
	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	Dividend Income	Realized Gains Distributions
Destination Retirement 2020 Fund
Aggressive Growth Fund, Class S	$34,201,822	$15,645,685	$11,429,376	$36,546,634	$-	$-
Blue Chip Growth Fund, Class S	-	594,596	256,582	558,357	560	-
Capital Appreciation Fund, Class S*	-	355,944	129,995	356,555	-	-
Core Bond Fund, Class S*	51,562,379	26,680,351	4,177,428	73,785,571	3,245,915	-
Diversified Bond Fund, Class S*	47,264,758	19,475,067	6,836,279	60,151,563	2,598,373	-
Diversified International Fund, Class S	-	262,884	-	524,732	99	-
Diversified Value Fund, Class S	-	533,013	-	423,111	2,680	4,621
Emerging Growth Fund, Class S		-	1,474,653	1,307	1,500,859
Enhanced Index Growth Fund, Class S*	-	3,497,077	1,534,148	2,268,543	7,563	-

Notes to Financial Statements (Continued)

	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	Dividend Income	Realized Gains Distributions
Enhanced Index Value Fund, Class S*	$-	$19,422,657	$31,379	$18,927,990	$215,222	$687,348
Focused Value Fund, Class S	17,103,860	6,752,402	14,778,933	11,836,478	201,224	995,882
Fundamental Value Fund, Class S	38,536,302	14,309,294	25,473,963	33,186,946	403,741	2,577,764
Growth Equity Fund, Class S	38,473,048	14,942,121	11,102,595	43,145,158	276,429	-
Inflation-Protected Bond Fund, Class S*	55,966,144	27,463,719	5,375,955	75,871,733	2,799,970	-
International Equity Fund, Class S*	-	11,746,067	-	12,000,876	141,116	-
Large Cap Value Fund, Class S	38,572,429	12,110,022	20,211,233	36,596,326	283,603	-
Main Street Small Cap Fund, Class S*	-	16,526,151	14,643	16,551,884	11,692	14,037
Mid Cap Growth Equity Fund, Class S	-	8,803,362	-	8,734,543	59,803	-
Mid Cap Growth Equity II Fund, Class S	21,401,618	9,202,533	17,636,998	14,022,341	-	1,099,658
Mid-Cap Value Fund, Class S	-	23,707,770	20,919	23,755,783	37,498	24,991
Overseas Fund, Class S	38,603,457	17,457,263	9,869,218	52,936,022	870,020	3,588,781
Short-Duration Bond Fund, Class S*	25,805,268	11,654,111	1,987,213	35,554,538	1,573,219	-
Small Cap Core Equity Fund, Class S	-	7,086,781	6,276	7,137,626	14,274	-
Small Cap Growth Equity Fund, Class S		1,568,651	-	1,481,756	-	94,028
Small Cap Value Equity Fund, Class S	-	2,963,261	2,615	2,979,312	14,387	-
Small Company Growth Fund, Class S	-	3,092,952	2,615	2,977,782	-	143,250
Small Company Opportunities Fund, Class S*	21,332,790	8,687,277	32,594,025	-	-	-
Small Company Value Fund, Class S	-	3,111,307	2,615	2,954,424	1,644	160,401
Strategic Income Fund, Class S*	-	14,185,991	13,074	13,776,905	513,809	-
Value Fund, Class S*	-	179,053	79,280	178,981	2,499	930
Totals	$428,823,875	$303,492,015	$163,568,664	$590,723,329	$13,275,340	$9,391,691
	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	Dividend Income	Realized Gains Distributions
Destination Retirement 2030 Fund
Aggressive Growth Fund, Class S	$35,480,786	$18,406,934	$9,539,843	$42,234,220	$-	$-
Blue Chip Growth Fund, Class S	-	1,094,898	445,331	1,158,853	1,058	-
Capital Appreciation Fund, Class S*	-	760,199	332,510	729,889	-	-
Core Bond Fund, Class S*	5,943,403	14,391,454	651,764	19,236,064	844,737	-
Diversified Bond Fund, Class S*	20,801,577	9,905,613	9,470,544	21,578,742	931,310	-

Notes to Financial Statements (Continued)

	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	Dividend Income	Realized Gains Distributions
Diversified International Fund, Class S	$-	$246,343	$-	$562,401	$76	$-
Diversified Value Fund, Class S	-	972,472	451,032	851,600	5,168	8,910
Emerging Growth Fund, Class S	14,751,544	8,150,709	4,317,694	19,828,545	-	-
Enhanced Index Growth Fund, Class S*	-	3,406,292	465,511	2,987,535	12,234	-
Enhanced Index Value Fund, Class S*	-	17,665,538	42,252	17,155,715	195,508	624,390
Focused Value Fund, Class S	14,786,212	6,346,577	15,038,387	8,697,065	147,884	751,150
Fundamental Value Fund, Class S	38,496,730	17,172,980	20,737,323	40,490,196	492,028	3,101,545
Growth Equity Fund, Class S	38,433,519	17,259,655	9,851,684	46,570,456	298,712	-
Inflation-Protected Bond Fund, Class S*	23,819,124	14,485,225	2,954,442	34,369,827	1,266,064	-
International Equity Fund, Class S*	-	13,476,126	-	13,784,435	162,101	-
Large Cap Value Fund, Class S	35,568,767	13,751,715	17,322,506	37,782,629	293,391	-
Main Street Small Cap Fund, Class S*	-	15,239,183	29,576	15,253,602	10,756	12,913
Mid Cap Growth Equity Fund, Class S	-	914,735	-	456,028	2,038	-
Mid Cap Growth Equity II Fund, Class S	14,801,288	7,282,827	9,713,274	12,911,970	-	975,284
Mid-Cap Value Fund, Class S	-	17,506,954	33,801	17,536,356	27,687	18,453
Overseas Fund, Class S	38,563,839	20,540,191	10,134,066	55,759,632	917,767	3,782,520
Short Duration Bond Fund, Class S*	-	4,540,448	8,450	4,374,550	193,222	-
Small Cap Core Equity Fund, Class S	-	318,408	188,265	203,330	183	-
Small Cap Growth Equity Fund, Class S	-	108,757	77,155	57,034	-	1,040
Small Cap Value Equity Fund, Class S	-	450,693	309,717	171,870	678	122,967
Small Company Growth Fund, Class S	-	219,118	110,230	157,667	-	3,685
Small Company Value Fund, Class S	14,811,068	7,083,457	10,201,580	13,353,769	7,505	732,181
Strategic Income Fund, Class S*	-	7,357,280	18,591	7,152,360	265,573	-
Value Fund, Class S*	-	190,195	119,476	92,656	2,652	988
Totals	$296,257,857	$239,244,976	$122,565,004	$435,498,996	$6,078,332	$10,136,026
	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	Dividend Income	Realized Gains Distributions
Destination Retirement 2040 Fund
Aggressive Growth Fund, Class S	$23,815,361	$13,222,420	$8,094,122	$27,178,392	$-	$-
Blue Chip Growth Fund, Class S	-	758,940	158,227	893,742	972	-
Capital Appreciation Fund, Class S*	-	429,384	84,840	497,611	-	-

Notes to Financial Statements (Continued)

	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	Dividend Income	Realized Gains Distributions
Core Bond Fund, Class S*	$-	$1,534,499	$130	$1,474,911	$64,718	$-
Diversified Bond Fund, Class S*	-	1,533,560	130	1,475,419	63,563	-
Diversified International Fund, Class S	-	243,669	-	447,400	67	-
Diversified Value Fund, Class S	-	720,844	176,277	771,377	5,113	8,815
Emerging Growth Fund, Class S	10,184,380	5,944,482	3,806,322	13,012,975	-	-
Enhanced Index Growth Fund, Class S*	-	5,317,992	1,297	5,390,003	22,046	-
Enhanced Index Value Fund, Class S*	-	14,088,410	1,297	13,684,190	156,092	498,513
Focused Value Fund, Class S	10,208,346	4,545,608	11,757,486	4,794,073	81,196	425,963
Fundamental Value Fund, Class S	25,555,818	12,431,156	14,169,503	27,430,569	332,042	2,087,118
Growth Equity Fund, Class S	25,513,800	12,286,435	8,470,462	29,542,422	189,034	-
Inflation-Protected Bond Fund, Class S*	1,712,999	1,135,666	401,705	2,379,022	87,550	-
International Equity Fund, Class S*	-	9,832,062	-	10,029,918	117,804	-
Large Cap Value Fund, Class S	25,579,816	10,889,760	14,558,154	25,951,783	201,326	-
Main Street Small Cap Fund, Class S*	-	8,417,280	757	8,438,484	5,945	7,137
Mid Cap Growth Equity Fund, Class S	-	431,476	141,716	346,311	1,629	-
Mid Cap Growth Equity II Fund, Class S	10,218,769	5,166,335	8,647,219	7,118,806	-	551,796
Mid-Cap Value Fund, Class S	-	12,121,515	1,081	12,158,315	19,123	12,744
Overseas Fund, Class S	25,600,427	14,566,577	9,120,681	35,624,109	585,570	2,414,855
Small Cap Core Equity Fund, Class S	-	150,593	47,732	147,712	128	-
Small Cap Growth Equity Fund, Class S	-	87,645	19,157	87,753	-	2,938
Small Cap Value Equity Fund, Class S	-	216,011	72,796	166,726	612	-
Small Company Growth Fund, Class S	-	153,548	47,200	147,972	-	3,084
Small Company Value Fund, Class S	11,929,785	5,918,532	8,840,320	10,289,593	5,781	660,696
Strategic Income Fund, Class S*	-	2,018,230	173	1,961,334	72,998	-
Value Fund, Class S*	-	104,517	40,034	78,534	2,335	870
Totals	$170,319,501	$144,267,146	$88,658,818	$241,519,456	$2,015,644	$6,674,529

*  MassMutual Premier Funds

8.  New Accounting Pronouncements
   On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund's tax returns to determine whether the tax positions are "more-likely-than not" of being sustained by the applicable tax authority. Adoption of FIN 48 is required during the first financial reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

Notes to Financial Statements (Continued)

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 determines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds' financial statement disclosures.

9.  Proxy Voting (Unaudited)  A description of the policies and procedures that each Fund's investment adviser and sub-advisers use to vote proxies relating to the Fund's portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/retire and on the Securities and Exchange Commission's website at http://www.sec.gov.

10.  Quarterly Reporting (Unaudited)
   The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

11.  Trustees' Approval of Investment Advisory Contracts (Unaudited)
   At a meeting held on August 7, 2006, the Board of Trustees of the Trust, including the Trustees who are not "interested persons" (as such term is defined in the 1940 Act) of the Trust, the Adviser or Sub-Advisers (the "Independent Trustees"), approved the Advisory Agreement and Sub-Advisory Agreement for the Mid-Cap Value Fund, subject to approval by the shareholders of the Fund of the Advisory Agreement and Sub-Advisory Agreement. In preparation for the meeting, the Trustees requested, and the Adviser and Sub-Adviser provided in advance of the meeting, certain materials relevant to the consideration of the Advisory Agreement and Sub-Advisory Agreement. The Trustees also requested, and received in advance of the meeting, a fee study report with respect to the Fund prepared by the Adviser using information provided by an independent third-party vendor. This fee study identified relevant peer group funds and presented comparative information concerning advisory fees and total expense ratios. The Trustees also received in board materials in advance of the meeting memoranda prepared by counsel to the Independent Trustees addressing their duties and responsibilities in approving the Advisory Agreement and Sub-Advisory Agreement, including identification of types of information relevant to such consideration.

At the meeting, representatives of the Adviser made an extensive presentation concerning the Adviser's operations and capabilities as well as the investment strategy to be pursued by the Fund and the Sub-Adviser's capabilities in managing such a strategy.

In approving the Advisory Agreement, the Trustees took note of the fact that the Adviser would delegate substantially all responsibility for furnishing a continuous investment program for the Fund, and making investment decisions with respect to the Fund's assets, to the Sub-Adviser. The Trustees examined the Adviser's ability to provide investment oversight, administrative and shareholder services to the Fund. The Trustees also considered the experience and qualifications of the personnel of the Adviser that would be performing, or overseeing the performance of, the services to be provided to the Fund and the needs of the Fund for administrative and shareholder services. Based on the above, the Trustees concluded that the resources to be devoted by the Adviser were appropriate to fulfill effectively its duties under the Advisory Agreement.

Notes to Financial Statements (Continued)

The Trustees considered a number of factors they believed to be relevant to the interests of shareholders of the Fund. Such factors included (i) the ability of the Adviser to monitor the operations and performance of the Fund's Sub-Adviser, (ii) the financial condition, stability and business strategy of the Adviser, (iii) the ability of the Adviser with respect to regulatory compliance and the ability to monitor compliance with the investment policies of the Fund, (iv) possible economies of scale, and (v) any conditions affecting the Adviser's future provision of high quality services to the Fund. The Trustees concluded that the anticipated scope and quality of the services to be provided by the Adviser were satisfactory, in light of market conditions, the resources to be dedicated by the Adviser and its integrity, personnel, and financial resources, to merit approval of the Advisory Agreement.

The Trustees took into account not only the actual dollar amount of fees to be paid by the Fund to the Adviser, but also took into account the estimated profitability of the Fund to the Adviser and the so-called "fallout benefits" to the Adviser, such as any reputational value derived from serving as investment adviser to the Fund. The Trustees considered the fact that the advisory fee did not contain breakpoints due to the Adviser choosing to price for the long-term. The Trustees also reviewed the historical performance of the Sub-Adviser for accounts with investment objectives, policies and investment strategies similar to that of the Fund.

Based on the foregoing, the Trustees concluded that the fees to be paid to the Adviser under the Advisory Agreement and the Fund's total expenses were fair and reasonable, given the anticipated scope and quality of the services to be rendered by the Adviser.

In approving the Sub-Advisory Agreement with respect to the Fund, the Trustees considered a wide range of information about, among other things: the Sub-Adviser and its personnel with responsibilities for providing services to the Fund; the terms of the Sub-Advisory Agreement; the scope and quality of services to be provided to the Fund under the Sub-Advisory Agreement; and the fees payable to the Sub-Adviser by the Adviser. The Trustees were informed that the sub-advisory fee was negotiated at arm's length. The Trustees were also informed that the Sub-Adviser may receive research services from brokers in connection with portfolio securities transactions for the Fund and that research services furnished by brokers through which the Fund effects securities transactions may be used by the Sub-Adviser in advising other accounts that it advises. Conversely, research services furnished to the Sub-Adviser in connection with other accounts the Sub-Adviser advises may be used by the Sub-Adviser in advising the Fund.

Based on the foregoing, the Trustees concluded that the investment processes, research capabilities and philosophies of the Sub-Adviser would be well suited to the Fund, given its investment objectives and policies.

Following their review, the Trustees determined that the terms of the Advisory Agreement and Sub-Advisory Agreement were fair and reasonable with respect to the Fund and were in the best interests of the Fund's shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve the Advisory Agreement and the Sub-Advisory Agreement.

Prior to the votes being taken to approve the Advisory Agreement and Sub-Advisory Agreement, the Independent Trustees met separately in executive session to discuss the appropriateness of such contracts. In their deliberations with respect to these matters, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Notes to Financial Statements (Continued)

At a meeting held on November 6, 2006, the Board of Trustees of the Trust, including the Independent Trustees, approved the Advisory Agreement and Sub-Advisory Agreement for the Diversified International Fund, subject to approval by the shareholders of the Fund of the Advisory Agreement and Sub-Advisory Agreement. In preparation for the meeting, the Trustees requested, and the Adviser and Sub-Adviser provided in advance of the meeting, certain materials relevant to the consideration of the Advisory Agreement and Sub-Advisory Agreement. The Trustees also requested, and received in advance of the meeting, a fee study report with respect to the Fund prepared by the Adviser using information provided by an independent third-party vendor. This fee study identified relevant peer group funds and presented comparative information concerning advisory fees and total expense ratios. The Trustees also received in board materials in advance of the meeting memoranda prepared by counsel to the Independent Trustees addressing their duties and responsibilities in approving the Advisory Agreement and Sub-Advisory Agreement, including identification of types of information relevant to such consideration.

At the meeting, representatives of the Adviser made an extensive presentation concerning the Adviser's operations and capabilities as well as the investment strategy to be pursued by the Fund and the Sub-Adviser's capabilities in managing such a strategy.

In approving the Advisory Agreement, the Trustees took note of the fact that the Adviser would delegate substantially all responsibility for furnishing a continuous investment program for the Fund, and making investment decisions with respect to the Fund's assets, to the Sub-Adviser. The Trustees examined the Adviser's ability to provide investment oversight, administrative and shareholder services to the Fund. The Trustees also considered the experience and qualifications of the personnel of the Adviser that would be performing, or overseeing the performance of, the services to be provided to the Fund and the needs of the Fund for administrative and shareholder services. Based on the above, the Trustees concluded that the resources to be devoted by the Adviser were appropriate to fulfill effectively its duties under the Advisory Agreement.

The Trustees considered a number of factors they believed to be relevant to the interests of shareholders of the Fund. Such factors included (i) the ability of the Adviser to monitor the operations and performance of the Fund's Sub-Adviser, (ii) the financial condition, stability and business strategy of the Adviser, (iii) the ability of the Adviser with respect to regulatory compliance and the ability to monitor compliance with the investment policies of the Fund, (iv) possible economies of scale, and (v) any conditions affecting the Adviser's future provision of high quality services to the Fund. The Trustees concluded that the anticipated scope and quality of the services to be provided by the Adviser were satisfactory, in light of market conditions, the resources to be dedicated by the Adviser and its integrity, personnel, and financial resources, to merit approval of the Advisory Agreement.

The Trustees took into account not only the actual dollar amount of fees to be paid by the Fund to the Adviser, but also took into account the estimated profitability of the Fund to the Adviser and the so-called "fallout benefits" to the Adviser, such as any reputational value derived from serving as investment adviser to the Fund. The Trustees considered the fact that the advisory fee did not contain breakpoints due to the Adviser choosing to price for the long-term. The Trustees also reviewed the historical performance of the Sub-Adviser for accounts with investment objectives, policies and investment strategies similar to that of the Fund.

Based on the foregoing, the Trustees concluded that the fees to be paid to the Adviser under the Advisory Agreement and the Fund's total expenses were fair and reasonable, given the anticipated scope and quality of the services to be rendered by the Adviser.

In approving the Sub-Advisory Agreement with respect to the Fund, the Trustees considered a wide range of information about, among other things: the Sub-Adviser and its personnel with responsibilities for providing services to the Fund; the terms of the Sub-Advisory Agreement; the scope and quality of services to be provided to the Fund under the Sub-Advisory Agreement; and the fees payable to the

Notes to Financial Statements (Continued)

Sub-Adviser by the Adviser. The Trustees were informed that the sub-advisory fee was negotiated at arm's length. The Trustees were also informed that the Sub-Adviser may receive research services from brokers in connection with portfolio securities transactions for the Fund and that research services furnished by brokers through which the Fund effects securities transactions may be used by the Sub-Adviser in advising other accounts that it advises. Conversely, research services furnished to the Sub-Adviser in connection with other accounts the Sub-Adviser advises may be used by the Sub-Adviser in advising the Fund.

Based on the foregoing, the Trustees concluded that the investment processes, research capabilities and philosophies of the Sub-Adviser would be well suited to the Fund, given its investment objectives and policies.

Following their review, the Trustees determined that the terms of the Advisory Agreement and Sub-Advisory Agreement were fair and reasonable with respect to the Fund and were in the best interests of the Fund's shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve the Advisory Agreement and the Sub-Advisory Agreement.

Prior to the votes being taken to approve the Advisory Agreement and Sub-Advisory Agreement, the Independent Trustees met separately in executive session to discuss the appropriateness of such contracts. In their deliberations with respect to these matters, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

12.  Submission of Matters to a Vote of Security Holders (Unaudited)
   Pursuant to a written consent, dated July 10, 2006, MassMutual, in its capacity as the majority shareholder of the Trust, elected the Trustees of the Trust, as described in the Information Statement dated June 19, 2006.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of MassMutual Select Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the MassMutual Select Funds (the "Trust"), comprised of MassMutual Select Strategic Bond Fund, MassMutual Select Strategic Balanced Fund, MassMutual Select Diversified Value Fund, MassMutual Select Fundamental Value Fund, MassMutual Select Value Equity Fund, MassMutual Select Large Cap Value Fund, MassMutual Select Indexed Equity Fund, MassMutual Select Core Opportunities Fund, MassMutual Select Blue Chip Growth Fund, MassMutual Select Large Cap Growth Fund, MassMutual Select Growth Equity Fund, MassMutual Select Aggressive Growth Fund, MassMutual Select OTC 100 Fund, MassMutual Select Focused Value Fund, MassMutual Select Mid-Cap Value Fund, MassMutual Select Small Cap Value Equity Fund, MassMutual Select Small Company Value Fund, MassMutual Select Small Cap Core Equity Fund, MassMutual Select Mid Cap Growth Equity Fund, MassMutual Select Mid Cap Growth Equity II Fund, MassMutual Select Small Cap Growth Equity Fund, MassMutual Select Small Company Growth Fund, MassMutual Select Emerging Growth Fund, MassMutual Select Diversified International Fund, MassMutual Select Overseas Fund, MassMutual Select Destination Retirement Income Fund, MassMutual Select Destination Retirement 2010 Fund, MassMutual Select Destination Retirement 2020 Fund, MassMutual Select Destination Retirement 2030 Fund, and MassMutual Select Destination Retirement 2040 Fund, (the "Funds") as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion of the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures include confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Trust as of December 31, 2006, and the results of their operations for the year ended, the changes in their net assets for each of the two years in the period ended and the financial highlights for each of the five years in the period ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
February 28, 2007

Trustees and Officers (Unaudited)

The following table lists the Trust's trustees and officers as of December 31, 2006; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Select Funds, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing.

Disinterested Trustees	Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
	Richard W. Greene Age: 71	Chairman and Trustee of the Trust	Since 1996	Retired.	49	Trustee (since 1999), Advisory Board Member (1996-1999), MML Series Investment Fund (open-end investment company).

	Richard H. Ayers Age: 64	Trustee of the Trust	Since 1996	Retired.	49	Director, Applera Corporation; Trustee (since 1999), Advisory Board Member (1996-1999), MML Series Investment Fund (open-end investment company).

	Allan W. Blair Age: 58	Trustee of the Trust	Since 2003	President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation.	49	Director (since 2001), Future Works, Inc; Trustee (since 2003), MML Series Investment Fund (open-end investment company).

	Mary E. Boland Age: 67	Trustee of the Trust	Since 1994	Attorney at Law (since 2004); Attorney at Law (1965-2004), Egan, Flanagan and Cohen, P.C. (law firm), Springfield, MA.	49	Director (since 1999), BankNorth Massachusetts; Vice Chairman (since 1999), Massachusetts Educational Financing Authority; Trustee (since 1973), MML Series Investment Fund (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

	Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
	R. Alan Hunter, Jr. Age: 60	Trustee of the Trust	Since 2003	Retired.	49	Trustee (since 2003), MML Series Investment Fund (open-end investment company).

	F. William Marshall, Jr. Age: 64	Trustee of the Trust	Since 1996	Consultant (since 1999).	86	Trustee (since 2000), Board II Oppenheimer Funds; Trustee (since 1996), MML Series Investment Fund (open-end investment company).

Interested Trustees

	Robert E. Joyal Age: 61	Vice Chairman and Trustee of the Trust	Since 2003	Retired; President (2001-2003), Managing Director (2000-2001) and Executive Director (1999-2000), David L. Babson & Company Inc.	51	Trustee (since 2003), President (1999-2003), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Director (since 2003), Pemco Aviation Group, Inc.; Trustee (since 2003), MML Series Investment Fund (open-end investment company); Director (since 2005), York Enhanced Strategies Fund (closed-end investment company); Director (since 2006), Jefferies Group, Inc. (investment bank).

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Frederick C. Castellani Age: 60	Trustee and President of the Trust	Since 2001	Executive Vice President (since 2001), Senior Vice President (1996-2001), MassMutual.	80	Trustee (since 2001), MML Series Investment Fund (open-end investment company); Trustee, Vice Chairman and President (since 2006), MassMutual Premier Funds (open-end investment company); Trustee, Vice Chairman and Vice President (since 2006), MML Series Investment Fund II (open-end investment company).

Principal Officers who are Not Trustees	Name, Address*, and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
	Nicholas H. Palmerio Age: 41	Chief Financial Officer and Tresurer of the Trust	Since 2006	Assistant Vice President (since 2006), MassMutual; Vice President (2006), Consultant (2005-2006), JP Morgan Chase Worldwide Securities Services; Senior Vice President (2003-2004), CDC IXIS Asset Management Services, Inc. and CDC IXIS Asset Management Advisers, L.P.; Vice President (1996-2003), Loomis Sayles & Company, L.P.	80

	Kristin L. Bushard Age: 40	Vice President of the Trust	Since 2005	Assistant Vice President (since 2005), Managing Director (since 2003-2005), MassMutual; Assistant Vice President (2000-2003), Allmerica Asset Management.	80

	Michael A. Chong Age: 49	Vice President and Chief Compliance Officer of the Trust	Since 2004	Vice President, Compliance (since 2004), Vice President and Associate General Counsel (1999-2004), MassMutual.	80

	John E. Deitelbaum Age: 38	Vice President, Secretary and Chief Legal Officer of the Trust	Since 2006	Vice President and Associate General Counsel (since 2006), Second Vice President and Associate General Counsel (2000-2006), MassMutual.	80

	Eric H. Wietsma Age: 40	Vice President of the Trust	Since 2006	Vice President (since 2005), MassMutual; Vice President (1999-2005), Hartford Life Insurance Company.	80

*  The address of each Trustee and Principal Officer is the same as that for the Trust;
1295 State Street, Springfield, Massachusetts 01111.

**  Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his successor or until he dies, resigns or is removed. Notwithstanding the foregoing, unless the Trustees determine that is is desirable and in the best interest of the Trust than an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee as of the first board meeting following the date on which the Trustee attains the age of seventy-two years.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund's year ended December 31, 2006 qualified for the dividends received deduction, as follows:

Strategic Bond Fund	0.19%

Strategic Balanced Fund	49.69%

Diversified Value Fund	100.00%

Fundamental Value Fund	93.78%

Large Cap Value Fund	98.80%

Indexed Equity Fund	100.00%

Core Opportunities Fund	100.00%

Blue Chip Growth Fund	100.00%

Growth Equity Fund	99.62%

Mid-Cap Value Fund	16.99%

Small Cap Value Equity Fund	86.23%

Small Cap Core Equity Fund	95.90%

Mid Cap Growth Equity Fund	100.00%

Mid Cap Growth Equity II Fund	84.07%

Overseas Fund	0.02%

Destination Retirement Income Fund	5.31%

Destination Retirement 2010 Fund	10.94%

Destination Retirement 2020 Fund	17.44%

Destination Retirement 2030 Fund	34.33%

Destination Retirement 2040 Fund	61.29%

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the period ended December 31, 2006:

Strategic Bond Fund	0.19%

Strategic Balanced Fund	49.46%

Diversified Value Fund	100.00%

Fundamental Value Fund	88.57%

Large Cap Value Fund	98.80%

Indexed Equity Fund	100.00%

Core Opportunities Fund	100.00%

Blue Chip Growth Fund	100.00%

Growth Equity Fund	99.62%

Mid-Cap Value Fund	51.35%

Small Cap Value Equity Fund	94.57%

Small Cap Core Equity Fund	100.00%

Mid Cap Growth Equity Fund	100.00%

Mid Cap Growth Equity II Fund	83.43%

Overseas Fund	83.34%

Destination Retirement Income Fund	10.09%

Destination Retirement 2010 Fund	18.21%

Destination Retirement 2020 Fund	30.35%

Destination Retirement 2030 Fund	61.37%

Destination Retirement 2040 Fund	100.00%

Other Information (Unaudited)

Fund Expenses December 31, 2006

Expense Examples	The following information is in regards to expenses for the six months ended December 31, 2006:
As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
These examples are based on an investment of $1,000 invested for the six months ended December 31, 2006.

Actual Expenses	The first line of each table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Operating Expenses Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes	The second line of each table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Other Information (Unaudited) (Continued)

The Funds incur ongoing operating expenses during the normal course of business, such as management fees, shareholder service fees and other expenses. The following tables, assuming a $1,000 investment in a class of shares, disclose the ending account value and operating expenses incurred for the six months ended December 31, 2006, based on, (1) the classes' actual return and actual expenses, and (2) a hypothetical annualized 5% return and the classes' actual expenses:

Strategic Bond Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,055.70	$4.97
2) Hypothetical	1,000.00	1,020.37	4.89

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.96%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,056.90	$3.68
2) Hypothetical	1,000.00	1,021.63	3.62

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.71%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,057.50	$3.63
2) Hypothetical	1,000.00	1,021.68	3.57

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.70%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,058.00	$3.37
2) Hypothetical	1,000.00	1,021.93	3.31

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.65%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,055.30	$6.48
2) Hypothetical	1,000.00	1,018.90	6.36

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.25%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Strategic Balanced Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,095.70	$6.39
2) Hypothetical	1,000.00	1,019.11	6.16

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.21%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,097.60	$5.08
2) Hypothetical	1,000.00	1,020.37	4.89

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.96%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,098.20	$4.28
2) Hypothetical	1,000.00	1,021.12	4.13

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.81%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,098.00	$4.02
2) Hypothetical	1,000.00	1,021.37	3.87

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.76%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,094.40	$7.97
2) Hypothetical	1,000.00	1,017.59	7.68

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.51%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Diversified Value Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,149.70	$5.85
2) Hypothetical	1,000.00	1,019.76	5.50

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.08%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,151.80	$4.28
2) Hypothetical	1,000.00	1,021.22	4.02

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.79%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,151.80	$3.69
2) Hypothetical	1,000.00	1,021.78	3.47

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.68%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,152.40	$3.15
2) Hypothetical	1,000.00	1,022.28	2.96

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.58%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,148.00	$7.53
2) Hypothetical	1,000.00	1,018.20	7.07

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.39%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Fundamental Value Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,127.40	$6.60
2) Hypothetical	1,000.00	1,019.00	6.26

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.23%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,128.20	$5.26
2) Hypothetical	1,000.00	1,020.27	4.99

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.98%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,129.80	$4.46
2) Hypothetical	1,000.00	1,021.02	4.23

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.83%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,129.90	$4.24
2) Hypothetical	1,000.00	1,021.22	4.02

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.79%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,125.60	$8.20
2) Hypothetical	1,000.00	1,017.49	7.78

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.53%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Value Equity Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,093.90	$6.86
2) Hypothetical	1,000.00	1,018.65	6.61

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.30%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,095.20	$5.55
2) Hypothetical	1,000.00	1,019.91	5.35

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.05%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,095.90	$4.75
2) Hypothetical	1,000.00	1,020.67	4.58

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.90%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,097.60	$4.49
2) Hypothetical	1,000.00	1,020.92	4.33

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.85%,, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,092.60	$8.44
2) Hypothetical	1,000.00	1,017.14	8.13

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.60%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Large Cap Value Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,110.60	$6.65
2) Hypothetical	1,000.00	1,018.90	6.36

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.25%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,111.80	$5.32
2) Hypothetical	1,000.00	1,020.16	5.09

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.00%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,112.10	$4.53
2) Hypothetical	1,000.00	1,020.92	4.33

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.85%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,112.80	$4.05
2) Hypothetical	1,000.00	1,021.37	3.87

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.76%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,107.90	$8.24
2) Hypothetical	1,000.00	1,017.39	7.88

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.55%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Indexed Equity Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,123.10	$3.48
2) Hypothetical	1,000.00	1,021.93	3.31

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.65%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,124.40	$2.14
2) Hypothetical	1,000.00	1,023.19	2.04

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.40%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,125.30	$2.41
2) Hypothetical	1,000.00	1,022.94	2.29

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.45%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,125.40	$2.25
2) Hypothetical	1,000.00	1,023.09	2.14

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.42%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Class Z

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,125.90	$1.07
2) Hypothetical	1,000.00	1,024.20	1.02

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.20%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,122.00	$5.08
2) Hypothetical	1,000.00	1,020.42	4.84

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.95%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Core Opportunities Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,117.90	$7.21
2) Hypothetical	1,000.00	1,018.40	6.87

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.35%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,119.00	$5.88
2) Hypothetical	1,000.00	1,019.66	5.60

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.10%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,120.40	$5.08
2) Hypothetical	1,000.00	1,020.42	4.84

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.95%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,120.40	$4.81
2) Hypothetical	1,000.00	1,020.67	4.58

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.90%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,115.70	$8.80
2) Hypothetical	1,000.00	1,016.89	8.39

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.65%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Blue Chip Growth Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,105.40	$6.85
2) Hypothetical	1,000.00	1,018.70	6.56

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.29%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,107.10	$5.52
2) Hypothetical	1,000.00	1,019.96	5.30

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.04%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,107.00	$4.89
2) Hypothetical	1,000.00	1,020.57	4.69

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.92%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,108.00	$4.20
2) Hypothetical	1,000.00	1,021.22	4.02

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.79%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,104.40	$8.43
2) Hypothetical	1,000.00	1,017.19	8.08

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.59%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Large Cap Growth Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,079.50	$7.18
2) Hypothetical	1,000.00	1,018.30	6.97

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.37%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,080.70	$5.87
2) Hypothetical	1,000.00	1,019.56	5.70

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.12%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,082.60	$5.09
2) Hypothetical	1,000.00	1,020.32	4.94

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.97%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,081.10	$4.88
2) Hypothetical	1,000.00	1,020.52	4.74

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.93%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,077.40	$8.90
2) Hypothetical	1,000.00	1,017.44	8.64

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.70%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Growth Equity Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,072.70	$6.53
2) Hypothetical	1,000.00	1,018.90	6.36

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.25%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,073.80	$5.23
2) Hypothetical	1,000.00	1,020.16	5.09

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.00%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,074.30	$4.44
2) Hypothetical	1,000.00	1,020.92	4.33

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.85%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,075.30	$4.13
2) Hypothetical	1,000.00	1,021.22	4.02

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.79%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,071.00	$8.09
2) Hypothetical	1,000.00	1,017.39	7.88

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.55%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Aggressive Growth Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,035.90	$6.93
2) Hypothetical	1,000.00	1,019.71	6.87

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.35%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,038.70	$5.65
2) Hypothetical	1,000.00	1,020.97	5.60

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.10%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,038.40	$4.88
2) Hypothetical	1,000.00	1,021.73	4.84

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.95%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,038.10	$4.37
2) Hypothetical	1,000.00	1,022.23	4.33

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.85%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,034.70	$8.46
2) Hypothetical	1,000.00	1,016.89	8.39

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.65%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

OTC 100 Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,114.50	$6.18
2) Hypothetical	1,000.00	1,019.36	5.90

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.16%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,115.60	$4.85
2) Hypothetical	1,000.00	1,020.62	4.63

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.91%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,114.70	$4.10
2) Hypothetical	1,000.00	1,021.32	3.92

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.77%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,116.30	$3.52
2) Hypothetical	1,000.00	1,021.88	3.36

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.66%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,110.80	$7.82
2) Hypothetical	1,000.00	1,017.80	7.48

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.47%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Focused Value Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,172.00	$7.06
2) Hypothetical	1,000.00	1,018.70	6.56

*  Expenses are calculated using the annualized expense ratio for the six month ended December 31, 2006 of 1.29%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,173.10	$5.70
2) Hypothetical	1,000.00	1,019.96	5.30

*  Expenses are calculated using the annualized expense ratio for the six month ended December 31, 2006 of 1.04.%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,174.30	$4.88
2) Hypothetical	1,000.00	1,020.72	4.53

*  Expenses are calculated using the annualized expense ratio for the six month ended December 31, 2006 of 0.89%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,174.70	$4.33
2) Hypothetical	1,000.00	1,021.22	4.02

*  Expenses are calculated using the annualized expense ratio for the six month ended December 31, 2006 of 0.79%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,170.10	$8.70
2) Hypothetical	1,000.00	1,017.19	8.08

*  Expenses are calculated using the annualized expense ratio for the six month ended December 31, 2006 of 1.59%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Mid-Cap Value Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred
1) Actual	$1,000.00	$1,142.70	$5.13	*
2) Hypothetical	1,000.00	1,012.20	4.82	**

*  Expenses are calculated using the annualized expense ratio for the period August 29, 2006 (commencement of operations) through December 31, 2006 of 1.41%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

**  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.41%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred
1) Actual	$1,000.00	$1,144.70	$4.15	*
2) Hypothetical	1,000.00	1,013.11	3.90	**

*  Expenses are calculated using the annualized expense ratio for the period August 29, 2006 (commencement of operations) through December 31, 2006 of 1.14%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

**  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.14%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred
1) Actual	$1,000.00	$1,144.20	$3.57	*
2) Hypothetical	1,000.00	1,013.66	3.35	**

*  Expenses are calculated using the annualized expense ratio for the period August 29, 2006 (commencement of operations) through December 31, 2006 of 0.98%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

**  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.98%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred
1) Actual	$1,000.00	$1,145.00	$3.24	*
2) Hypothetical	1,000.00	1,013.96	3.04	**

*  Expenses are calculated using the annualized expense ratio for the period August 29, 2006 (commencement of operations) through December 31, 2006 of 0.89%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

**  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.89%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred
1) Actual	$1,000.00	$1,142.20	$6.11	*
2) Hypothetical	1,000.00	1,011.28	5.74	**

*  Expenses are calculated using the annualized expense ratio for the period August 29, 2006 (commencement of operations) through December 31, 2006 of 1.68%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

**  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.68%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Small Cap Value Equity Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,117.80	$7.47
2) Hypothetical	1,000.00	1,018.15	7.12

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.40%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,120.80	$6.15
2) Hypothetical	1,000.00	1,019.41	5.85

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.15%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,119.60	$5.34
2) Hypothetical	1,000.00	1,020.16	5.09

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.00%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,120.90	$5.08
2) Hypothetical	1,000.00	1,020.42	4.84

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.95%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,116.70	$9.07
2) Hypothetical	1,000.00	1,016.64	8.64

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.70%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Small Company Value Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,050.40	$7.65
2) Hypothetical	1,000.00	1,017.74	7.53

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.48%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,051.40	$6.36
2) Hypothetical	1,000.00	1,019.00	6.26

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.23%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,052.80	$5.59
2) Hypothetical	1,000.00	1,019.76	5.50

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.08%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,053.50	$5.38
2) Hypothetical	1,000.00	1,019.96	5.30

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.04%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,049.20	$9.19
2) Hypothetical	1,000.00	1,016.23	9.05

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.78%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Small Cap Core Equity Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,088.10	$7.37
2) Hypothetical	1,000.00	1,018.05	7.12

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.40%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,089.00	$6.06
2) Hypothetical	1,000.00	1,019.41	5.85

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.15%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,090.10	$5.27
2) Hypothetical	1,000.00	1,020.16	5.09

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.00%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,090.50	$5.01
2) Hypothetical	1,000.00	1,020.42	4.84

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.95%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,087.50	$8.94
2) Hypothetical	1,000.00	1,016.64	8.64

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.70%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Mid Cap Growth Equity Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$994.00	$6.68
2) Hypothetical	1,000.00	1,018.50	6.77

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.33%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$995.70	$5.43
2) Hypothetical	1,000.00	1,019.76	5.50

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.08%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$995.80	$4.68
2) Hypothetical	1,000.00	1,020.52	4.74

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.93%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$995.80	$4.33
2) Hypothetical	1,000.00	1,020.87	4.38

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.86%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$992.20	$8.18
2) Hypothetical	1,000.00	1,016.99	8.29

*  Expenses are calculated using the annualized expense ratio the six months ended December 31, 2006 of 1.63%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Mid Cap Growth Equity II Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,057.80	$7.00
2) Hypothetical	1,000.00	1,018.40	6.87

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.35%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,059.50	$5.71
2) Hypothetical	1,000.00	1,019.66	5.60

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.10%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,060.60	$4.93
2) Hypothetical	1,000.00	1,020.42	4.84

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.95%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,060.90	$4.47
2) Hypothetical	1,000.00	1,020.87	4.38

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.86%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,056.20	$8.55
2) Hypothetical	1,000.00	1,016.89	8.39

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.65%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Small Cap Growth Equity Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,045.90	$7.79
2) Hypothetical	1,000.00	1,017.59	7.69

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.51%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,047.60	$6.50
2) Hypothetical	1,000.00	1,018.85	6.41

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.26%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,048.30	$5.73
2) Hypothetical	1,000.00	1,019.61	5.65

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.11%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,049.70	$5.01
2) Hypothetical	1,000.00	1,020.32	4.94

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.97%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,044.80	$9.33
2) Hypothetical	1,000.00	1,016.08	9.20

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.81%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Small Company Growth Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,106.10	$8.18
2) Hypothetical	1,000.00	1,017.44	7.83

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.54%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,107.60	$6.85
2) Hypothetical	1,000.00	1,018.70	6.56

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.29%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,107.90	$6.06
2) Hypothetical	1,000.00	1,019.46	5.80

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.14%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,108.50	$5.85
2) Hypothetical	1,000.00	1,019.66	5.60

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.10%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,104.90	$9.76
2) Hypothetical	1,000.00	1,015.93	9.35

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.84%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Emerging Growth Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,021.30	$7.44
2) Hypothetical	1,000.00	1,017.85	7.43

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.46%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,021.00	$6.16
2) Hypothetical	1,000.00	1,019.11	6.16

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.21%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,025.60	$5.41
2) Hypothetical	1,000.00	1,019.86	5.40

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.06%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,023.80	$4.90
2) Hypothetical	1,000.00	1,020.37	4.89

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.96%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,020.00	$8.96
2) Hypothetical	1,000.00	1,016.33	8.94

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.76%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Diversified International Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred
1) Actual	$1,000.00	$1,006.80	$7.18	*
2) Hypothetical	1,000.00	1,001.77	7.16	**

*  Expenses are calculated using the annualized expense ratio for the period December 14, 2006 (commencement of operations) through December 31, 2006 of 1.42%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

**  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.42%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Class L

	Beginning Value	Ending Value	Operating Expense Incurred
1) Actual	$1,000.00	$1,007.00	$5.92	*
2) Hypothetical	1,000.00	1,001.89	5.90	**

*  Expenses are calculated using the annualized expense ratio for the period December 14, 2006 (commencement of operations) through December 31, 2006 of 1.17%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

**  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.17%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred
1) Actual	$1,000.00	$1,007.00	$5.51	*
2) Hypothetical	1,000.00	1,001.93	5.50	**

*  Expenses are calculated using the annualized expense ratio for the period December 14, 2006 (commencement of operations) through December 31, 2006 of 1.09%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

**  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.09%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred
1) Actual	$1,000.00	$1,007.00	$5.01	*
2) Hypothetical	1,000.00	1,001.98	5.00	**

*  Expenses are calculated using the annualized expense ratio for the period December 14, 2006 (commencement of operations) through December 31, 2006 of 0.99%, multiplied by the average   account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

**  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.99%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred
1) Actual	$1,000.00	$1,006.70	$8.70	*
2) Hypothetical	1,000.00	1,001.62	8.68	**

*  Expenses are calculated using the annualized expense ratio for the period December 14, 2006 (commencement of operations) through December 31, 2006 of 1.72%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

**  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.72%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year

Other Information (Unaudited) (Continued)

Overseas Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,149.90	$8.18
2) Hypothetical	1,000.00	1,017.59	7.68

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.51%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,151.20	$6.83
2) Hypothetical	1,000.00	1,018.85	6.41

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.26%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,150.60	$6.56
2) Hypothetical	1,000.00	1,019.11	6.16

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.21%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,150.80	$6.29
2) Hypothetical	1,000.00	1,019.36	5.90

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.16%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,147.60	$9.80
2) Hypothetical	1,000.00	1,016.08	9.20

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 1.81%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Destination Retirement Income Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,050.30	$2.48
2) Hypothetical	1,000.00	1,022.79	2.45

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.48%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,051.30	$1.19
2) Hypothetical	1,000.00	1,024.05	1.17

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.23%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,051.40	$0.67
2) Hypothetical	1,000.00	1,024.55	0.66

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.13%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,052.70	$0.52
2) Hypothetical	1,000.00	1,024.70	0.51

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.10%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,048.30	$4.03
2) Hypothetical	1,000.00	1,021.27	3.97

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.78%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Destination Retirement 2010 Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,058.90	$2.59
2) Hypothetical	1,000.00	1,022.68	2.55

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.50%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,059.90	$1.30
2) Hypothetical	1,000.00	1,023.95	1.28

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.25%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,060.70	$0.78
2) Hypothetical	1,000.00	1,024.45	0.77

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.15%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,061.00	$0.52
2) Hypothetical	1,000.00	1,024.70	0.51

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.10%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,057.40	$4.15
2) Hypothetical	1,000.00	1,021.17	4.08

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.80%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Destination Retirement 2020 Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,072.30	$2.61
2) Hypothetical	1,000.00	1,022.68	2.55

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.50%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,072.80	$1.31
2) Hypothetical	1,000.00	1,023.95	1.28

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.25%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,074.00	$0.78
2) Hypothetical	1,000.00	1,024.45	0.77

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.15%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,074.30	$0.52
2) Hypothetical	1,000.00	1,024.70	0.51

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.10%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,070.10	$4.17
2) Hypothetical	1,000.00	1,021.17	4.08

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.80%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Destination Retirement 2030 Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,083.80	$2.63
2) Hypothetical	1,000.00	1,022.68	2.55

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.50%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,085.20	$1.31
2) Hypothetical	1,000.00	1,023.95	1.28

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.25%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,085.50	$0.79
2) Hypothetical	1,000.00	1,024.45	0.77

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.15%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,086.70	$0.53
2) Hypothetical	1,000.00	1,024.70	0.51

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.10%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,081.70	$4.20
2) Hypothetical	1,000.00	1,021.17	4.08

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.80%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Destination Retirement 2040 Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,093.10	$2.64
2) Hypothetical	1,000.00	1,022.68	2.55

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.50%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,094.50	$1.32
2) Hypothetical	1,000.00	1,023.95	1.28

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.25%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,094.70	$0.79
2) Hypothetical	1,000.00	1,024.45	0.77

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.15%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,095.00	$0.53
2) Hypothetical	1,000.00	1,024.70	0.51

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.10%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,091.50	$4.22
2) Hypothetical	1,000.00	1,021.17	4.08

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2006 of 0.80%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Massachusetts Mutual Life Insurance Company
and affiliated companies
Springfield MA   01111-0001

www.massmutual.com

Distributor

MML Distributors, LLC
1295 State Street
Springfield, MA 01111-0001

March 1, 2007

©2007 Massachusetts Mutual Life Insurance Company. All rights reserved.

MassMutual Financial Group is a marketing designation (or fleet name) for Massachusetts Mutual Life Insurance Company (MassMutual) and its subsidiaries.	L4543 0307

Item 2. Code of Ethics.

As of December 31, 2006, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2006,      there were no amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Richard H. Ayers and R. Alan Hunter, Jr., both members of the Audit Committee, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Ayers and Mr. Hunter are both “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a)          AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for 2006 and 2005 were $569,500 and $446,100, respectively.

(b)         AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2006 or 2005.

(c)          TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for 2006 and 2005 were $32,400 and $107,000 respectively.

(d)         ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2006 and 2005.

(e)          (1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during 2006 and 2005 were pre-approved by the committee.

(f)            Not applicable.

(g)         The aggregate non-audit fees billed by Deloitte and Touche LLP for services rendered to the Registrant, and the Registrant’s adviser, for the fiscal years 2006 and 2005 were $283,861 and $433,852, respectively.

(h)         Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s most recent fiscal quarter  that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MassMutual Select Funds

By (Signature and Title)	/s/ Frederick C. Castellani
Frederick C. Castellani, President and Principal Executive Officer

Date	2/22/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Frederick C. Castellani
Frederick C. Castellani, President and Principal Executive Officer

Date	2/22/07

By (Signature and Title)	/s/ Nicholas H. Palmerino
Nicholas H. Palmerino, Treasurer and Principal Financial Officer

Date	2/22/07